Filed with the Securities and Exchange Commission on April 8, 2016

REGISTRATION NO. 333-184890

INVESTMENT COMPANY ACT NO. 811-07325

===============================================================================================

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

-----------------

FORM N-4

-----------------

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933

POST-EFFECTIVE AMENDMENT NO. 11

and

REGISTRATION STATEMENT

UNDER

THE INVESTMENT COMPANY ACT OF 1940

AMENDMENT NO. 160

-----------------

PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

(Exact Name of Registrant)

PRUCO LIFE INSURANCE COMPANY

(Name of Depositor)

213 WASHINGTON STREET

NEWARK, NEW JERSEY 07102-2992

(973) 802-7333

(Address and telephone number of Depositor's principal executive offices)

-----------------

J. MICHAEL LOW, ESQ.

LEWIS BRISBOIS BISGAARD & SMITH LLP

PHOENIX PLAZA TOWER II, 2929 NORTH CENTRAL AVENUE, SUITE 1700

PHOENIX, ARIZONA 85012

(602) 385-7854

(Name, address and telephone number of agent for service)

COPIES TO:

WILLIAM J. EVERS

VICE PRESIDENT

213 WASHINGTON STREET

NEWARK, NEW JERSEY 07102-2992

(973) 802-3716

Approximate Date of Proposed Sale to the Public: Continuous

-----------------

It is proposed that this filing become effective: (check appropriate space)

[ ] immediately upon filing pursuant to paragraph (b) of Rule 485

[ X ] on April 29, 2016 pursuant to paragraph (b) of Rule 485

[ ] 60 days after filing pursuant to paragraph (a)(i) of Rule 485

[ ] on ___________ pursuant to paragraph (a)(i) of Rule 485

[ ] 75 days after filing pursuant to paragraph (a)(ii) of Rule 485

[ ] on______ pursuant to paragraph (a)(ii) of Rule 485

If appropriate, check the following box:

[ ] This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

TITLE OF SECURITIES BEING REGISTERED:

Units of interest in Separate Accounts under variable annuity contracts.

===============================================================================================

PRUCO LIFE INSURANCE COMPANY

A Prudential Financial Company

751 Broad Street, Newark, NJ 07102-3777

PRUDENTIAL PREMIER® RETIREMENT VARIABLE ANNUITY

Flexible Premium Deferred Annuity Offering Highest Daily Lifetime® Income v3.0 Optional Living Benefits

(For Annuities issued on or after February 10, 2014)

PROSPECTUS: April 29, 2016

This prospectus describes a flexible premium deferred annuity contract (“Annuity”) offered by Pruco Life Insurance Company (“Pruco Life”, “we”, “our”, or “us”). The Annuity has features and benefits that may be appropriate for you based on your financial situation, your age and how you intend to use the Annuity. The annuity or certain of its Investment Options and/or features may not be available in all states. Financial Professionals may be compensated for the sale of the Annuity. Selling broker-dealer firms through which each Annuity is sold may not make available or may not recommend all the Annuities and/or benefits described in this prospectus. In addition, selling broker-dealer firms may decline to recommend to customers certain of the optional features and Investment Options offered generally under the Annuity or may impose restrictions (e.g., a lower maximum issue age for certain Annuities and/or optional living benefits). Please speak to your Financial Professional for further details. The guarantees provided by the variable annuity contract and the optional living benefits are the obligations of and subject to the claims paying ability of Pruco Life. Certain terms are capitalized in this prospectus. Those terms are either defined in the Glossary of Terms or in the context of the particular section. To make this Prospectus easier to read, we sometimes use different labels than are used in the Annuity. Although we use different labels, they have the same meaning in this Prospectus as in the Annuity. For more details, see “Optional Living Benefits” later in this prospectus.

THE SUB-ACCOUNTS

The Pruco Life Flexible Premium Variable Annuity Account is a Separate Account of Pruco Life, and is the investment vehicle in which your Purchase Payments invested in the Sub-accounts are held. Each Sub-account of the Pruco Life Flexible Premium Variable Annuity Account invests in an underlying mutual fund – see the following page for a complete list of the Sub-accounts. Currently, Portfolios are being offered by Advanced Series Trust, BlackRock Variable Series Funds, Inc. and JP Morgan Insurance Trust. Only certain Sub-accounts are available if you participate in an optional living benefit – see “Investment Options” later in this prospectus for details.

PLEASE READ THIS PROSPECTUS

This prospectus sets forth information about the Annuity that you should know before investing. Please read this prospectus and keep it for future reference. If you are purchasing the Annuity as a replacement for an existing variable annuity or variable life policy, or a fixed insurance policy, you should consider any surrender or penalty charges you may incur and any benefits you may also be forfeiting when replacing your existing coverage and that this Annuity is subject to any applicable Contingent Deferred Sales Charge if you elect to surrender the Annuity or take a partial withdrawal. You should consider your need to access the Annuity’s Account Value and whether the Annuity’s liquidity features will satisfy that need. Please note that if you purchase this Annuity within a tax advantaged retirement plan, such as an IRA, SEP-IRA, Roth IRA, 401(a) plan, or non-ERISA 403(b) plan, you will get no additional tax advantage through the Annuity itself. Because there is no additional tax advantage when a variable annuity is purchased through one of these plans, the reasons for purchasing the Annuity inside a qualified plan are limited to the ability to elect a living benefit, a Return of Purchase Payments Death Benefit, the opportunity to annuitize the contract and the various investment options, which might make the Annuity an appropriate investment for you. You should consult your tax and financial adviser regarding such features and benefits prior to purchasing this Annuity for use with a tax-qualified plan.

OTHER CONTRACTS

We offer a variety of fixed and variable annuity contracts. They may offer features, including investment options, and have fees and charges, that are different from the annuity contracts offered by this prospectus. Not every annuity contract we issue is offered through every selling broker-dealer firm. Upon request, your Financial Professional can show you information regarding other Pruco Life annuity contracts that he or she distributes. You can also contact us to find out more about the availability of any of the Pruco Life annuity contracts. You should work with your Financial Professional to decide whether this annuity contract is appropriate for you based on a thorough analysis of your particular needs, financial objectives, investment goals, time horizons and risk tolerance.

AVAILABLE INFORMATION

We have also filed a Statement of Additional Information dated the same date as this prospectus that is available from us, without charge, upon your request. The contents of the Statement of Additional Information are described at the end of this prospectus – see Table of Contents. The Statement of Additional Information is incorporated by reference into this prospectus. This prospectus is part of the registration statement we filed with the U.S. Securities and Exchange

Commission (SEC) regarding this offering. Additional information on us and this offering is available in the registration statement and the exhibits thereto. You may review and obtain copies of these materials at no cost to you by contacting us. These documents, as well as documents incorporated by reference, may also be obtained through the SEC’s Internet Website (www.sec.gov) for this registration statement as well as for other registrants that file electronically with the SEC. Please see “How to Contact Us” later in this prospectus for our Service Office address.

In compliance with U.S. law, Pruco Life delivers this prospectus to current contract owners that reside outside of the United States.

This Annuity is NOT a deposit or obligation of, or issued, guaranteed or endorsed by, any bank, is NOT insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation (FDIC), the Federal Reserve Board or any other agency. An investment in an annuity involves investment risks, including possible loss of value, even with respect to amounts allocated to the AST Money Market Sub-account.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.
PRUDENTIAL, PRUDENTIAL FINANCIAL, PRUDENTIAL ANNUITIES AND THE ROCK LOGO ARE SERVICEMARKS OF THE PRUDENTIAL INSURANCE COMPANY OF AMERICA AND ITS AFFILIATES. OTHER PROPRIETARY PRUDENTIAL MARKS MAY BE DESIGNATED AS SUCH THROUGH USE OF THE SM OR ® SYMBOLS.

FOR FURTHER INFORMATION CALL: 1-888-PRU-2888 OR GO TO OUR WEBSITE AT
WWW.PRUDENTIALANNUITIES.COM

Prospectus dated: April 29, 2016 Statement of Additional Information dated: April 29, 2016

(For Annuities issued on or after February 10, 2014) (For Annuities issued on or after February 10, 2014)

PLEASE SEE OUR IRA, ROTH IRA AND FINANCIAL DISCLOSURE STATEMENTS

ATTACHED TO THE BACK COVER OF THIS PROSPECTUS.

VARIABLE INVESTMENT OPTIONS

Advanced Series Trust

Available Investment Options If An Optional Living Benefit Is Not Elected

AST AB Global Bond Portfolio

AST Academic Strategies Asset Allocation Portfolio

AST Advanced Strategies Portfolio

AST AQR Emerging Markets Equity Portfolio

AST AQR Large-Cap Portfolio

AST Balanced Asset Allocation Portfolio

AST BlackRock Global Strategies Portfolio

AST BlackRock iShares ETF Portfolio

AST BlackRock Low Duration Bond Portfolio

AST BlackRock Multi-Asset Income Portfolio

AST BlackRock/Loomis Sayles Bond Portfolio

AST Boston Partners Large-Cap Value Portfolio

AST Capital Growth Asset Allocation Portfolio

AST ClearBridge Dividend Growth Portfolio

AST Cohen & Steers Realty Portfolio

AST Columbia Adaptive Risk Allocation Portfolio

AST Defensive Asset Allocation Portfolio

AST Emerging Managers Diversified Portfolio

AST FI Pyramis® Quantitative Portfolio 1

AST FQ Absolute Return Currency Portfolio

AST Franklin Templeton K2 Global Absolute Return Portfolio

AST Global Real Estate Portfolio

AST Goldman Sachs Global Growth Allocation Portfolio

AST Goldman Sachs Global Income Portfolio

AST Goldman Sachs Large-Cap Value Portfolio

AST Goldman Sachs Mid-Cap Growth Portfolio

AST Goldman Sachs Multi-Asset Portfolio

AST Goldman Sachs Small-Cap Value Portfolio

AST Goldman Sachs Strategic Income Portfolio

AST Herndon Large-Cap Value Portfolio

AST High Yield Portfolio

AST Hotchkis & Wiley Large-Cap Value Portfolio

AST International Growth Portfolio

AST International Value Portfolio

AST Ivy Asset Strategy Portfolio3

AST J.P. Morgan Global Thematic Portfolio

AST J.P. Morgan International Equity Portfolio

AST J.P. Morgan Strategic Opportunities Portfolio

AST Jennison Global Infrastructure Portfolio

AST Jennison Large-Cap Growth Portfolio

AST Legg Mason Diversified Growth Portfolio

AST Loomis Sayles Large-Cap Growth Portfolio

AST Lord Abbett Core Fixed Income Portfolio

AST Managed Alternatives Portfolio

AST Managed Equity Portfolio

AST Managed Fixed Income Portfolio

AST MFS Global Equity Portfolio

AST MFS Growth Portfolio

AST MFS Large-Cap Value Portfolio

AST Money Market Portfolio

AST Morgan Stanley Multi-Asset Portfolio

AST Neuberger Berman Long/Short Portfolio

AST Neuberger Berman/LSV Mid-Cap Value Portfolio

AST New Discovery Asset Allocation Portfolio

AST Parametric Emerging Markets Equity Portfolio

AST Preservation Asset Allocation Portfolio

AST Prudential Core Bond Portfolio

AST Prudential Flexible Multi-Strategy Portfolio

AST Prudential Growth Allocation Portfolio

AST QMA Emerging Markets Equity Portfolio

AST QMA International Core Equity Portfolio

AST QMA Large-Cap Portfolio

AST QMA US Equity Alpha Portfolio

AST RCM World Trends Portfolio

AST Schroders Global Tactical Portfolio

AST Small-Cap Growth Opportunities Portfolio

AST Small-Cap Growth Portfolio

AST Small-Cap Value Portfolio

AST T. Rowe Price Asset Allocation Portfolio

AST T. Rowe Price Diversified Real Growth Portfolio

AST T. Rowe Price Growth Opportunities Portfolio

AST T. Rowe Price Large-Cap Growth Portfolio

AST T. Rowe Price Natural Resources Portfolio

AST Templeton Global Bond Portfolio

AST WEDGE Capital Mid-Cap Value Portfolio

AST Wellington Management Global Bond Portfolio

AST Wellington Management Hedged Equity Portfolio

AST Wellington Management Real Total Return Portfolio

AST Western Asset Core Plus Bond Portfolio

AST Western Asset Emerging Markets Debt Portfolio

BlackRock Variable Series Funds, Inc.

BlackRock Global Allocation V.I. Fund – (Class III)

JPMorgan Insurance Trust

JPMorgan Insurance Trust Income Builder Portfolio – (Class 2)

Available Investment Options If An Optional Living Benefit Is Elected

AST Academic Strategies Asset Allocation Portfolio

AST Advanced Strategies Portfolio

AST Balanced Asset Allocation Portfolio

AST BlackRock Global Strategies Portfolio

AST BlackRock iShares ETF Portfolio

AST Capital Growth Asset Allocation Portfolio

AST Defensive Asset Allocation Portfolio

AST FI Pyramis® Quantitative Portfolio 1

AST Goldman Sachs Multi-Asset Portfolio

AST Investment Grade Bond Portfolio 2

AST J.P. Morgan Global Thematic Portfolio

AST J.P. Morgan Strategic Opportunities Portfolio

AST Legg Mason Diversified Growth Portfolio

AST New Discovery Asset Allocation Portfolio

AST Preservation Asset Allocation Portfolio

AST Prudential Growth Allocation Portfolio

AST RCM World Trends Portfolio

AST Schroders Global Tactical Portfolio

AST T. Rowe Price Asset Allocation Portfolio

AST T. Rowe Price Growth Opportunities Portfolio

AST Wellington Management Hedged Equity Portfolio

(1) Pyramis is a registered service mark of FMR LLC. Used with permission.

(2) The AST Investment Grade Bond variable investment option is not available for allocation of Purchase Payments or contract owner transfers.

(3) Effective April 29, 2016, the AST Ivy Asset Strategy Portfolio (the “Portfolio”) is no longer available for new Purchase Payment allocations to all investors. As of this date, no additional Purchase Payments (including any type of systematic payment or rebalancing) into this Portfolio will be accepted from new or existing contract owners, including those contract owners who have Account Value invested in the Portfolio as of April 29, 2016.

(i)

APPENDIX A - ACCUMULATION UNIT VALUES A-1

APPENDIX B – FORMULA FOR HIGHEST DAILY LIFETIME INCOME v3.0 SUITE OF OPTIONAL LIVING BENEFITS……. B-1

APPENDIX C - SPECIAL CONTRACT PROVISIONS FOR ANNUITIES ISSUED IN CERTAIN STATES C-1

APPENDIX D - MVA FORMULA D-1

APPENDIX E – HYPOTHETICAL EXAMPLES OF OPERATION OF PREMIUM BASED CHARGE AND CONTINGENT DEFERRED SALES CHARGE E-1

(ii)

GLOSSARY OF TERMS

We set forth here definitions of some of the key terms used throughout this prospectus. In addition to the definitions here, we also define certain terms in the section of the prospectus that uses such terms.

Account Value: The total value of all allocations to the Sub-accounts, the Secure Value Account and the DCA MVA Options on any Valuation Day. The Account Value is determined separately for each Sub-account, the Secure Value Account and for each DCA MVA Option, and then totaled to determine the Account Value for your entire Annuity. The Account Value of each DCA MVA Option will be calculated using an MVA factor, if applicable.

Accumulation Period: The period of time from the Issue Date through the last Valuation Day immediately preceding the Annuity Date.

Annual Income Amount: The annual amount of income for which you are eligible for life under the optional living benefits.

Annuitant: The natural person upon whose life annuity payments made to the Owner are based.

Annuitization: The process by which you direct us to apply the Unadjusted Account Value to one of the available annuity options to begin making periodic payments to the Owner.

Annuity Date: The date on which we apply your Unadjusted Account Value to the applicable annuity option and begin the payout period. As discussed in the Annuity Options section, there is an age by which you must begin receiving annuity payments, which we call the “Latest Annuity Date.”

Annuity Year: The first Annuity Year begins on the Issue Date and continues through and includes the day immediately preceding the first anniversary of the Issue Date. Subsequent Annuity Years begin on the anniversary of the Issue Date and continue through and include the day immediately preceding the next anniversary of the Issue Date.

Beneficiary(ies): The natural person(s) or entity(ies) designated as the recipient(s) of the Death Benefit or to whom any remaining period certain payments may be paid in accordance with the annuity payout options section of this Annuity.

Code: The Internal Revenue Code of 1986, as amended from time to time and the regulations promulgated thereunder.

Contingent Deferred Sales Charge (“CDSC”): This is a sales charge that may be deducted when you make a surrender or take a partial withdrawal from your Annuity. We refer to this as a “contingent” charge because it is imposed only if you surrender or take a withdrawal from your Annuity. The charge is a percentage of each applicable Purchase Payment that is being surrendered or withdrawn.

Dollar Cost Averaging (“DCA”) MVA Option: An Investment Option that offers a fixed rate of interest for a specified period. The DCA MVA Option is used only with our 6 or 12 Month Dollar Cost Averaging Program, under which the Purchase Payments that you have allocated to that DCA MVA Option are transferred to the designated Sub-accounts over a 6 month or 12 month period. Withdrawals or transfers from the DCA MVA Option generally will be subject to a Market Value Adjustment if made other than pursuant to the 6 or 12 Month DCA Program.

Due Proof of Death: Due Proof of Death is satisfied when we receive all of the following in Good Order: (a) a death certificate or similar documentation acceptable to us; (b) all representations we require or which are mandated by applicable law or regulation in relation to the death claim and the payment of death proceeds (representations may include, but are not limited to, trust or estate paperwork (if needed); consent forms (if applicable); and claims forms from at least one beneficiary); and (c) any applicable election of the method of payment of the death benefit, if not previously elected by the Owner, by at least one Beneficiary.

Excess Income: All or a portion of a Lifetime Withdrawal that exceeds the Annual Income Amount for that Annuity Year. Each withdrawal of Excess Income proportionally reduces the Annual Income Amount for future years.

Free Look: The right to examine your Annuity, during a limited period of time, to decide if you want to keep it or cancel it. The length of this time period, and the amount of refund, depends on applicable law and thus may vary by state. In addition, there is a different Free Look period that applies if your Annuity is held within an IRA or if your Annuity was sold to you as a replacement of a life insurance policy or another annuity contract. In your Annuity contract, your Free Look right is referred to as your “Right to Cancel.”

Good Order: Good Order is the standard that we apply when we determine whether an instruction is satisfactory. An instruction will be considered in Good Order if it is received at our Service Office: (a) in a manner that is satisfactory to us such that it is sufficiently complete and clear that we do not need to exercise any discretion to follow such instruction and complies with all relevant laws and regulations; (b) on specific forms, or by other means we then permit (such as via telephone or electronic submission); and/or (c) with any signatures and dates as we may require. We will notify you if an instruction is not in Good Order.

Guarantee Period: The period of time during which we credit a fixed rate of interest to a DCA MVA Option.

1

Investment Option: A Sub-account or DCA MVA Option available as of any given time to which Account Value may be allocated.

Issue Date: The effective date of your Annuity.

Key Life: Under the Beneficiary Continuation Option, the person whose life expectancy is used to determine the required distributions.

Lifetime Withdrawals: Amounts withdrawn under the optional living benefits that provide the Annual Income Amount each year until the death of the Annuitant (or the death of two spouses, if a spousal benefit is elected), regardless of the performance of your Unadjusted Account Value subject to our rules regarding the timing and amount of withdrawals.

Market Value Adjustment (“MVA”): A positive or negative adjustment used to determine the Account Value of a DCA MVA Option.

Owner: The Owner is either an eligible entity or person named as having ownership rights in relation to the Annuity.

Payout Period: The period starting on the Annuity Date and during which annuity payments are made.

Permitted Sub-accounts: The sub-accounts, as determined by us, to which you can allocate amounts if you elect an optional living benefit.

Portfolio: An underlying mutual fund in which a Sub-Account of the Separate Account invests.

Premium Based Charge: A charge that is deducted on each Quarterly Annuity Anniversary from your Account Value, during the first seven years after each Purchase Payment is made.

Protected Withdrawal Value: The amount to which the Withdrawal Percentage is applied to determine your Annual Income Amount, which initially equals your Unadjusted Account Value. The Protected Withdrawal Value is also used to determine your benefit fee. It is separate from your Account Value and not available as cash or a lump sum withdrawal.

Purchase Payment: A cash consideration (a "premium") in currency of the United States of America given to us in exchange for the rights, privileges, and benefits of the Annuity.

Quarterly Annuity Anniversary: Each successive three-month anniversary of the Issue Date of the Annuity.

Roll-Up Rate: The guaranteed compounded rate of return credited to your Protected Withdrawal Value until the earlier of your first Lifetime Withdrawal and the 10th benefit anniversary. The Roll-Up Rate is set when you elect the benefit and will not change.

Secure Value Account: The fixed account to which we allocate 10% of your initial Purchase Payment and 10% of any subsequent Purchase Payments if you elect an optional living benefit. The Secure Value Account earns interest at a rate we declare no more frequently than annually, is supported by assets held in our general account and is subject to our claims paying ability.

Separate Account: Refers to the Pruco Life Flexible Premium Variable Annuity Account, which holds assets associated with annuities issued by Pruco Life Insurance Company. Separate Account assets held in support of the annuities are kept separate from all of our other assets and may not be charged with liabilities arising out of any other business we may conduct.

Service Office: The place to which all requests and payments regarding the Annuity are to be sent. We may change the address of the Service Office at any time, and will notify you in advance of any such change of address. Please see “How to Contact Us” later in this prospectus for the Service Office address.

Sub-Account: A division of the Separate Account.

Surrender Value: The Account Value (which includes the effect of any MVA) less any applicable CDSC, any applicable tax charges, any charges assessable as a deduction from the Account Value for any optional living benefits provided by rider or endorsement, and any Annual Maintenance Fee.

Unadjusted Account Value: The Unadjusted Account Value is equal to the Account Value prior to the application of any MVA.

Unit: A share of participation in a Sub-account used to calculate your Account Value prior to the Annuity Date.

Valuation Day: Every day the New York Stock Exchange is open for trading or any other day the Securities and Exchange Commission requires mutual funds or unit investment trusts to be valued.

we, us, our: Pruco Life Insurance Company.

2

Withdrawal Percentage: The percentage applied to your Protected Withdrawal Value to determine your Annual Income Amount. The applicable Withdrawal Percentage will depend on the age at which you take your first Lifetime Withdrawal. The applicable Withdrawal Percentages are set when you first elect the benefit and will not change.

you, your: The Owner(s) shown in the Annuity.

3

SUMMARY OF CONTRACT FEES AND CHARGES

The following tables describe the fees and expenses you will pay when buying, owning and surrendering the Annuity. Important additional information about these fees and expenses is contained in “Fees, Charges and Deductions” later in this prospectus.

The first table describes fees and expenses that you will pay at the time you surrender an Annuity, take certain partial withdrawals or transfer Account Value between Investment Options. State premium taxes also may be deducted.

ANNUITY OWNER TRANSACTION EXPENSES

Contingent Deferred Sales Charge (“CDSC”):

Total Purchase Payment Amount	Age of Purchase Payment Being Withdrawn
	Less than 1 Year	1 Year or more, but less than 2 Years	2 Years or more, but less than 3 Years	3 Years or more, but less than 4 Years	4 Years or more, but less than 5 Years	5 Years or more, but less than 6 Years	6 Years or more, but less than 7 Years	7 Years or more
Less than $50,000	5%	5%	4%	4%	3%	3%	2%	0%
$50,000 or more, but less than $100,000	5%	4%	4%	3%	3%	2%	2%	0%
$100,000 or more, but less than $250,000	4%	3%	3%	2%	2%	2%	1%	0%
$250,000 or more, but less than $500,000	3%	2%	2%	2%	1%	1%	1%	0%
$500,000 or more, but less than $1,000,000	2%	2%	2%	1%	1%	1%	1%	0%
$1,000,000 or more	2%	2%	1%	1%	1%	1%	1%	0%

Transfer Fee1: $10 (currently, after the 20th transfer each Annuity Year)

Tax Charge: 0% - 3.5%

1 Transfers in connection with a rebalancing or dollar cost averaging program do not count toward the 20 fee transfers in an Annuity Year.

The following tables describe the periodic fees and charges you will pay when you own the Annuity, not including the underlying Portfolio fees and expenses.

PERIODIC FEES AND CHARGES

Annual Maintenance Fee[2] (assessed annually as a percentage of Unadjusted Account Value)	Lesser of $50 and 2%

Premium Based Charge:

(assessed quarterly on Purchase Payments subject to a CDSC)

Total Purchase Payment Amount	Annual Equivalent of Premium Based Charge Percentage[3]
Less than $50,000	0.70%
$50,000 or more, but less than $100,000	0.60%
$100,000 or more, but less than $250,000	0.50%
$250,000 or more, but less than $500,000	0.35%
$500,000 or more, but less than $1,000,000	0.25%
$1,000,000 or more	0.15%

ANNUALIZED INSURANCE FEES AND CHARGES (assessed daily as a percentage of the net assets of the Sub-accounts)
Mortality & Expense Risk Charge	0.70%
Administration Charge	0.15%
Total Annualized Insurance Fees and Charges[4]	0.85%

2 Assessed annually on the Annuity Anniversary Date or upon surrender of the Annuity. Only applicable if the sum of the Purchase Payments at the time the fee is due is less than $50,000. For Beneficiaries continuing the Annuity under the Beneficiary Continuation Option, the fee is the lesser of $30 and 2% of the Unadjusted Account Value and only applies if the Unadjusted Account Value is less than $25,000 at the time the fee is due.

3 To determine the quarterly Premium Based Charge percentage, divide the annual equivalent of Premium Based Charge percentages below by four.

4 The Insurance Charge is the combination of Mortality & Expense Risk Charge and the Administration Charge. For Beneficiaries who elect the Beneficiary Continuation Option, the Mortality and Expense and Administration Charges do not apply. However, a Settlement Service Charge equal to 1.00% is assessed as a percentage of the daily net assets of the Sub-accounts as an annual charge.

4

The following table sets forth the charges we deduct for each optional living benefit under the Annuity. These fees would be in addition to the transaction fees and charges and periodic fees and charges described in the tables above.

OPTIONAL LIVING BENEFITS (Charge for each benefit is assessed against the greater of Unadjusted Account Value and Protected Withdrawal Value)	ANNUALIZED CHARGE
HIGHEST DAILY LIFETIME INCOME V3.0
Maximum: Current:	2.00% 1.00%
SPOUSAL HIGHEST DAILY LIFETIME INCOME V3.0
Maximum: Current:	2.00% 1.10%

The following tables provide the range (minimum and maximum) of the total annual expenses for the underlying Portfolios before any contractual waivers and expense reimbursements. Each figure is stated as a percentage of the underlying Portfolio’s average daily net assets.

	MINIMUM	MAXIMUM
Total Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets, including management fees, distribution and/or service fees (12b-1 fees), and other expenses)	0.59%*	7.71%*

* These expenses do not include the impact of any applicable contractual waivers and expense reimbursements.

The following are the total annual expenses for each underlying Portfolio. The “Total Annual Portfolio Operating Expenses” reflect the combination of the underlying Portfolio’s investment management fee, other expenses, any 12b-1 fees, and certain other expenses. Each figure is stated as a percentage of the underlying Portfolio’s average daily net assets. For certain of the Portfolios, a portion of the management fee has been contractually waived and/or other expenses have been contractually partially reimbursed, which is shown in the table. The following expenses are deducted by the underlying Portfolio before it provides Pruco Life with the daily net asset value. The underlying Portfolio information was provided by the underlying mutual funds and has not been independently verified by us. See the prospectuses or statements of additional information of the underlying Portfolios for further details. The current summary prospectuses, prospectuses and statement of additional information for the underlying Portfolios can be obtained by calling 1-888-PRU-2888 or at www.prudentialannuities.com.

AVAILABLE UNDERLYING MUTUAL FUND PORTFOLIO ANNUAL EXPENSES

IF AN OPTIONAL BENEFIT IS NOT ELECTED

UNDERLYING MUTUAL FUND PORTFOLIO ANNUAL EXPENSES
(as a percentage of the average net assets of the underlying Portfolios)
	For the year ended December 31, 2015
FUNDS							Total
					Broker Fees	Acquired	Annual		Net Annual
			Distribution	Dividend	and Expenses	Portfolio	Portfolio	Fee Waiver	Fund
	Management	Other	(12b-1)	Expense on	on Short	Fees &	Operating	or Expense	Operating
	Fees	Expenses	Fees	Short Sales	Sales	Expenses	Expenses	Reimbursement	Expenses
AST AB Global Bond Portfolio	0.63%	0.02%	0.25%	0.00%	0.00%	0.00%	0.90%	0.00%	0.90%
AST Academic Strategies Asset Allocation Portfolio	0.64%	0.03%	0.10%	0.04%	0.01%	0.65%	1.47%	0.00%	1.47%
AST Advanced Strategies Portfolio*	0.64%	0.03%	0.24%	0.00%	0.00%	0.05%	0.96%	0.01%	0.95%
AST AQR Emerging Markets Equity Portfolio	0.93%	0.18%	0.25%	0.00%	0.00%	0.00%	1.36%	0.00%	1.36%
AST AQR Large-Cap Portfolio	0.56%	0.01%	0.25%	0.00%	0.00%	0.00%	0.82%	0.00%	0.82%

5

UNDERLYING MUTUAL FUND PORTFOLIO ANNUAL EXPENSES
(as a percentage of the average net assets of the underlying Portfolios)
	For the year ended December 31, 2015
FUNDS							Total
					Broker Fees	Acquired	Annual		Net Annual
			Distribution	Dividend	and Expenses	Portfolio	Portfolio	Fee Waiver	Fund
	Management	Other	(12b-1)	Expense on	on Short	Fees &	Operating	or Expense	Operating
	Fees	Expenses	Fees	Short Sales	Sales	Expenses	Expenses	Reimbursement	Expenses
AST Balanced Asset Allocation Portfolio	0.15%	0.01%	0.00%	0.00%	0.00%	0.74%	0.90%	0.00%	0.90%
AST BlackRock Global Strategies Portfolio	0.81%	0.04%	0.25%	0.00%	0.00%	0.04%	1.14%	0.00%	1.14%
AST BlackRock iShares ETF Portfolio*	0.73%	0.05%	0.25%	0.00%	0.00%	0.18%	1.21%	0.19%	1.02%
AST BlackRock Low Duration Bond Portfolio*	0.47%	0.04%	0.25%	0.00%	0.00%	0.00%	0.76%	0.06%	0.70%
AST BlackRock Multi-Asset Income Portfolio*	0.78%	0.53%	0.25%	0.00%	0.00%	0.35%	1.91%	0.78%	1.13%
AST BlackRock/Loomis Sayles Bond Portfolio*	0.46%	0.04%	0.25%	0.00%	0.00%	0.00%	0.75%	0.04%	0.71%
AST Boston Partners Large-Cap Value Portfolio	0.57%	0.03%	0.25%	0.00%	0.00%	0.00%	0.85%	0.00%	0.85%
AST Capital Growth Asset Allocation Portfolio	0.15%	0.01%	0.00%	0.00%	0.00%	0.75%	0.91%	0.00%	0.91%
AST ClearBridge Dividend Growth Portfolio*	0.67%	0.02%	0.25%	0.00%	0.00%	0.00%	0.94%	0.11%	0.83%
AST Cohen & Steers Realty Portfolio	0.82%	0.03%	0.25%	0.00%	0.00%	0.00%	1.10%	0.00%	1.10%
AST Columbia Adaptive Risk Allocation Portfolio*	0.94%	1.79%	0.25%	0.00%	0.00%	0.20%	3.18%	1.76%	1.42%
AST Defensive Asset Allocation Portfolio	0.15%	0.04%	0.00%	0.00%	0.00%	0.74%	0.93%	0.00%	0.93%
AST Emerging Managers Diversified Portfolio*	0.74%	2.29%	0.25%	0.00%	0.00%	0.28%	3.56%	2.21%	1.35%
AST FI Pyramis® Quantitative Portfolio	0.65%	0.03%	0.25%	0.00%	0.00%	0.00%	0.93%	0.00%	0.93%
AST FQ Absolute Return Currency Portfolio*	0.83%	1.85%	0.25%	0.00%	0.00%	0.00%	2.93%	1.71%	1.22%
AST Franklin Templeton K2 Global Absolute Return Portfolio*	0.78%	1.46%	0.25%	0.00%	0.00%	0.10%	2.59%	1.41%	1.18%
AST Global Real Estate Portfolio	0.83%	0.06%	0.25%	0.00%	0.00%	0.00%	1.14%	0.00%	1.14%
AST Goldman Sachs Global Growth Allocation Portfolio*	0.78%	0.89%	0.25%	0.00%	0.00%	0.45%	2.37%	1.13%	1.24%

6

UNDERLYING MUTUAL FUND PORTFOLIO ANNUAL EXPENSES
(as a percentage of the average net assets of the underlying Portfolios)
	For the year ended December 31, 2015
FUNDS							Total
					Broker Fees	Acquired	Annual		Net Annual
			Distribution	Dividend	and Expenses	Portfolio	Portfolio	Fee Waiver	Fund
	Management	Other	(12b-1)	Expense on	on Short	Fees &	Operating	or Expense	Operating
	Fees	Expenses	Fees	Short Sales	Sales	Expenses	Expenses	Reimbursement	Expenses
AST Goldman Sachs Global Income Portfolio	0.63%	0.05%	0.25%	0.00%	0.00%	0.00%	0.93%	0.00%	0.93%
AST Goldman Sachs Large-Cap Value Portfolio*	0.56%	0.02%	0.25%	0.00%	0.00%	0.00%	0.83%	0.01%	0.82%
AST Goldman Sachs Mid-Cap Growth Portfolio*	0.82%	0.03%	0.25%	0.00%	0.00%	0.00%	1.10%	0.10%	1.00%
AST Goldman Sachs Multi-Asset Portfolio	0.76%	0.05%	0.25%	0.00%	0.00%	0.02%	1.08%	0.00%	1.08%
AST Goldman Sachs Small-Cap Value Portfolio*	0.77%	0.02%	0.25%	0.00%	0.00%	0.03%	1.07%	0.01%	1.06%
AST Goldman Sachs Strategic Income Portfolio	0.71%	0.07%	0.25%	0.00%	0.00%	0.00%	1.03%	0.00%	1.03%
AST Herndon Large-Cap Value Portfolio*	0.67%	0.03%	0.25%	0.00%	0.00%	0.00%	0.95%	0.15%	0.80%
AST High Yield Portfolio	0.56%	0.04%	0.25%	0.00%	0.00%	0.00%	0.85%	0.00%	0.85%
AST Hotchkis & Wiley Large-Cap Value Portfolio (formerly AST Mid-Cap Value Portfolio)	0.57%	0.02%	0.25%	0.00%	0.00%	0.00%	0.84%	0.00%	0.84%
AST International Growth Portfolio	0.81%	0.04%	0.25%	0.00%	0.00%	0.00%	1.10%	0.00%	1.10%
AST International Value Portfolio	0.81%	0.04%	0.25%	0.00%	0.00%	0.00%	1.10%	0.00%	1.10%
AST Ivy Asset Strategy Portfolio*	0.89%	0.48%	0.25%	0.00%	0.00%	0.00%	1.62%	0.41%	1.21%
AST J.P. Morgan Global Thematic Portfolio	0.76%	0.04%	0.25%	0.00%	0.00%	0.00%	1.05%	0.00%	1.05%
AST J.P. Morgan International Equity Portfolio	0.71%	0.05%	0.25%	0.00%	0.00%	0.00%	1.01%	0.00%	1.01%
AST J.P. Morgan Strategic Opportunities Portfolio*	0.81%	0.05%	0.25%	0.10%	0.00%	0.00%	1.21%	0.01%	1.20%
AST Jennison Global Infrastructure Portfolio*	0.83%	1.89%	0.25%	0.00%	0.00%	0.00%	2.97%	1.71%	1.26%
AST Jennison Large-Cap Growth Portfolio	0.72%	0.02%	0.25%	0.00%	0.00%	0.00%	0.99%	0.00%	0.99%
AST Legg Mason Diversified Growth Portfolio*	0.73%	1.03%	0.25%	0.00%	0.00%	0.10%	2.11%	1.04%	1.07%

7

UNDERLYING MUTUAL FUND PORTFOLIO ANNUAL EXPENSES
(as a percentage of the average net assets of the underlying Portfolios)
	For the year ended December 31, 2015
FUNDS							Total
					Broker Fees	Acquired	Annual		Net Annual
			Distribution	Dividend	and Expenses	Portfolio	Portfolio	Fee Waiver	Fund
	Management	Other	(12b-1)	Expense on	on Short	Fees &	Operating	or Expense	Operating
	Fees	Expenses	Fees	Short Sales	Sales	Expenses	Expenses	Reimbursement	Expenses
AST Loomis Sayles Large-Cap Growth Portfolio*	0.71%	0.02%	0.25%	0.00%	0.00%	0.00%	0.98%	0.06%	0.92%
AST Lord Abbett Core Fixed Income Portfolio	0.61%	0.02%	0.25%	0.00%	0.00%	0.00%	0.88%	0.00%	0.88%
AST Managed Alternatives Portfolio*	0.15%	6.23%	0.00%	0.07%	0.00%	1.26%	7.71%	6.17%	1.54%
AST Managed Equity Portfolio*	0.15%	1.29%	0.00%	0.00%	0.00%	1.02%	2.46%	1.20%	1.26%
AST Managed Fixed Income Portfolio*	0.15%	0.67%	0.00%	0.00%	0.00%	0.75%	1.57%	0.32%	1.25%
AST MFS Global Equity Portfolio	0.82%	0.04%	0.25%	0.00%	0.00%	0.00%	1.11%	0.00%	1.11%
AST MFS Growth Portfolio	0.71%	0.03%	0.25%	0.00%	0.00%	0.00%	0.99%	0.00%	0.99%
AST MFS Large-Cap Value Portfolio	0.68%	0.03%	0.25%	0.00%	0.00%	0.00%	0.96%	0.00%	0.96%
AST Money Market Portfolio*	0.32%	0.02%	0.25%	0.00%	0.00%	0.00%	0.59%	0.02%	0.57%
AST Morgan Stanley Multi-Asset Portfolio*	1.04%	1.85%	0.25%	0.00%	0.00%	0.00%	3.14%	1.72%	1.42%
AST Neuberger Berman Long/Short Portfolio*	1.04%	1.02%	0.25%	0.23%	0.00%	0.00%	2.54%	0.89%	1.65%
AST Neuberger Berman/LSV Mid-Cap Value Portfolio	0.72%	0.03%	0.25%	0.00%	0.00%	0.00%	1.00%	0.00%	1.00%
AST New Discovery Asset Allocation Portfolio*	0.67%	0.08%	0.25%	0.00%	0.00%	0.00%	1.00%	0.01%	0.99%
AST Parametric Emerging Markets Equity Portfolio	0.93%	0.26%	0.25%	0.00%	0.00%	0.00%	1.44%	0.00%	1.44%
AST Preservation Asset Allocation Portfolio	0.15%	0.01%	0.00%	0.00%	0.00%	0.71%	0.87%	0.00%	0.87%
AST Prudential Core Bond Portfolio	0.51%	0.02%	0.25%	0.00%	0.00%	0.00%	0.78%	0.00%	0.78%
AST Prudential Flexible Multi-Strategy Portfolio*	0.98%	0.56%	0.25%	0.00%	0.00%	0.71%	2.50%	1.00%	1.50%
AST Prudential Growth Allocation Portfolio	0.64%	0.02%	0.25%	0.00%	0.00%	0.00%	0.91%	0.00%	0.91%
AST QMA Emerging Markets Equity Portfolio	0.93%	0.28%	0.25%	0.00%	0.00%	0.02%	1.48%	0.00%	1.48%

8

UNDERLYING MUTUAL FUND PORTFOLIO ANNUAL EXPENSES
(as a percentage of the average net assets of the underlying Portfolios)
	For the year ended December 31, 2015
FUNDS							Total
					Broker Fees	Acquired	Annual		Net Annual
			Distribution	Dividend	and Expenses	Portfolio	Portfolio	Fee Waiver	Fund
	Management	Other	(12b-1)	Expense on	on Short	Fees &	Operating	or Expense	Operating
	Fees	Expenses	Fees	Short Sales	Sales	Expenses	Expenses	Reimbursement	Expenses
AST QMA International Core Equity Portfolio*	0.72%	0.07%	0.25%	0.00%	0.00%	0.01%	1.05%	0.04%	1.01%
AST QMA Large-Cap Portfolio	0.56%	0.01%	0.25%	0.00%	0.00%	0.00%	0.82%	0.00%	0.82%
AST QMA US Equity Alpha Portfolio	0.83%	0.04%	0.25%	0.00%	0.42%	0.00%	1.54%	0.00%	1.54%
AST RCM World Trends Portfolio	0.75%	0.03%	0.25%	0.00%	0.00%	0.00%	1.03%	0.00%	1.03%
AST Schroders Global Tactical Portfolio	0.75%	0.03%	0.25%	0.00%	0.00%	0.07%	1.10%	0.00%	1.10%
AST Small-Cap Growth Opportunities Portfolio	0.77%	0.03%	0.25%	0.00%	0.00%	0.00%	1.05%	0.00%	1.05%
AST Small-Cap Growth Portfolio	0.72%	0.03%	0.25%	0.00%	0.00%	0.00%	1.00%	0.00%	1.00%
AST Small-Cap Value Portfolio	0.72%	0.03%	0.25%	0.00%	0.00%	0.01%	1.01%	0.00%	1.01%
AST T. Rowe Price Asset Allocation Portfolio	0.63%	0.02%	0.25%	0.00%	0.00%	0.00%	0.90%	0.00%	0.90%
AST T. Rowe Price Diversified Real Growth Portfolio*	0.73%	2.27%	0.25%	0.00%	0.00%	0.07%	3.32%	2.27%	1.05%
AST T. Rowe Price Growth Opportunities Portfolio	0.73%	0.15%	0.25%	0.00%	0.00%	0.00%	1.13%	0.00%	1.13%
AST T. Rowe Price Large-Cap Growth Portfolio*	0.68%	0.02%	0.25%	0.00%	0.00%	0.00%	0.95%	0.01%	0.94%
AST T. Rowe Price Natural Resources Portfolio	0.73%	0.06%	0.25%	0.00%	0.00%	0.00%	1.04%	0.00%	1.04%
AST Templeton Global Bond Portfolio	0.63%	0.09%	0.25%	0.00%	0.00%	0.00%	0.97%	0.00%	0.97%
AST WEDGE Capital Mid-Cap Value Portfolio (formerly AST Large-Cap Value Portfolio)*	0.78%	0.04%	0.25%	0.00%	0.00%	0.00%	1.07%	0.01%	1.06%
AST Wellington Management Global Bond Portfolio	0.63%	0.05%	0.25%	0.00%	0.00%	0.00%	0.93%	0.00%	0.93%
AST Wellington Management Hedged Equity Portfolio	0.81%	0.03%	0.25%	0.00%	0.00%	0.00%	1.09%	0.00%	1.09%
AST Wellington Management	1.04%	1.23%	0.25%	0.00%	0.00%	0.03%	2.55%	1.10%	1.45%

9

UNDERLYING MUTUAL FUND PORTFOLIO ANNUAL EXPENSES
(as a percentage of the average net assets of the underlying Portfolios)
	For the year ended December 31, 2015
FUNDS							Total
					Broker Fees	Acquired	Annual		Net Annual
			Distribution	Dividend	and Expenses	Portfolio	Portfolio	Fee Waiver	Fund
	Management	Other	(12b-1)	Expense on	on Short	Fees &	Operating	or Expense	Operating
	Fees	Expenses	Fees	Short Sales	Sales	Expenses	Expenses	Reimbursement	Expenses
Real Total Return Portfolio*
AST Western Asset Core Plus Bond Portfolio	0.51%	0.02%	0.25%	0.00%	0.00%	0.00%	0.78%	0.00%	0.78%
AST Western Asset Emerging Markets Debt Portfolio*	0.68%	0.10%	0.25%	0.00%	0.00%	0.00%	1.03%	0.05%	0.98%
BlackRock Global Allocation V.I. Fund - Class III*	0.62%	0.25%	0.25%	0.00%	0.00%	0.00%	1.12%	0.13%	0.99%
JPMorgan Insurance Trust Income Builder Portfolio - Class 2*	0.45%	1.01%	0.25%	0.00%	0.00%	0.08%	1.79%	0.87%	0.92%

*See notes immediately below for important information about this fund.

AST Advanced Strategies Portfolio The Manager has contractually agreed to waive 0.014% of its investment management fees through June 30, 2017. This waiver may not be terminated or modified prior to June 30, 2017 without the prior approval of the Trust’s Board of Trustees.

AST BlackRock iShares ETF Portfolio The Manager has contractually agreed to waive a portion of its investment management fee equal to the acquired fund fees and expenses due to investments in iShares ETFs. In addition, the Manager has contractually agreed to waive a portion of its investment management fee and/or reimburse certain expenses for the Portfolio so that the Portfolio’s investment management fees (after the waiver described in the first sentence) and other expenses (including distribution fees, acquired fund fees and expenses due to investments in iShares ETFs, and other expenses excluding taxes, interest and brokerage commissions) do not exceed 1.02% of the Portfolio’s average daily net assets through June 30, 2017. These waivers may not be terminated or modified prior to June 30, 2017 without the prior approval of the Trust’s Board of Trustees.

AST BlackRock Low Duration Bond Portfolio The Manager has contractually agreed to waive 0.057% of its investment management fee through June 30, 2017. This waiver may not be terminated or modified prior to June 30, 2017 without the prior approval of the Trust’s Board of Trustees.

AST BlackRock Multi-Asset Income The Manager has contractually agreed to waive a portion of its investment management fee and/or reimburse certain expenses of the Portfolio so that the Portfolio’s investment management fees (after management fee waiver) and other expenses (including net distribution fees, acquired fund fees and expenses due to investments in underlying portfolios of the Trust and underlying portfolios managed or subadvised by the subadviser, and excluding taxes, interest, brokerage commissions, and any other acquired fund fees and expenses not mentioned above) do not exceed 1.13% of the average daily net assets of the Portfolio through June 30, 2017. This arrangement may not be terminated or modified prior to June 30, 2017 without the prior approval of the Trust’s Board of Trustees.

AST BlackRock/Loomis Sayles Bond Portfolio The Manager has contractually agreed to waive 0.035% of its investment management fees through June 30, 2017. This waiver may not be terminated or modified prior to June 30, 2017 without the prior approval of the Trust’s Board of Trustees.

AST ClearBridge Dividend Growth Portfolio The Manager has contractually agreed to waive 0.11% of its investment management fees through June 30, 2017. This waiver may not be terminated or modified prior to June 30, 2017 without the prior approval of the Trust’s Board of Trustees.

AST Columbia Adaptive Risk Allocation Portfolio The Manager has contractually agreed to waive a portion of its investment management fee and/or reimburse certain expenses so that the investment management fee plus other expenses (exclusive in all cases of taxes, interest, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses) for the Portfolio does not exceed 1.28% of the average daily net assets of the Portfolio through June 30, 2017. This expense limitation may not be terminated or modified prior to June 30, 2017 without the prior approval of the Trust’s Board of Trustees.

AST Emerging Managers Diversified Portfolio The Manager has contractually agreed to waive a portion of its investment management fee and/or reimburse certain expenses so that the investment management fee plus other expenses (exclusive in all cases of taxes, interest, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses) for the Portfolio does not exceed 1.07% of the average daily net assets of the Portfolio through June 30, 2017. This expense limitation may not be terminated or modified prior to June 30, 2017 without the prior approval of the Trust’s Board of Trustees.

10

AST FQ Absolute Return Currency Portfolio The Manager has contractually agreed to waive a portion of its investment management fee and/or reimburse certain expenses of the Portfolio so that the Portfolio’s investment management fees (after any fee waiver) and other expenses (including distribution fees, and excluding taxes, interest and brokerage commissions) do not exceed 1.22% of the average daily net assets of the Portfolio through June 30, 2017. This arrangement may not be terminated or modified prior to June 30, 2017 without the prior approval of the Trust’s Board of Trustees.

AST Franklin Templeton K2 Global Absolute Return Portfolio The Manager has contractually agreed to waive a portion of its investment management fee and/or reimburse certain expenses of the Portfolio so that the Portfolio’s investment management fees (after management fee waiver) and other expenses (including net distribution fees, acquired fund fees and expenses due to investments in underlying portfolios of the Trust and underlying portfolios managed or subadvised by the subadviser, and excluding taxes, interest, brokerage commissions, and any other acquired fund fees and expenses not mentioned above) do not exceed 1.17% of the average daily net assets of the Portfolio through June 30, 2017. This arrangement may not be terminated or modified prior to June 30, 2017 without the prior approval of the Trust’s Board of Trustees.

AST Goldman Sachs Global Growth Allocation Portfolio The Manager has contractually agreed to waive a portion of its investment management fee and/or reimburse certain expenses of the Portfolio so that the Portfolio’s investment management fees (after management fee waiver) and other expenses (including net distribution fees, acquired fund fees and expenses due to investments in underlying portfolios of the Trust and underlying portfolios managed or subadvised by the subadviser, and excluding taxes, interest, brokerage commissions, and any other acquired fund fees and expenses not mentioned above) do not exceed 1.19% of the average daily net assets of the Portfolio through June 30, 2017. This arrangement may not be terminated or modified prior to June 30, 2017 without the prior approval of the Trust’s Board of Trustees.

AST Goldman Sachs Large-Cap Value Portfolio The Manager has contractually agreed to waive 0.013% of its investment management fees through June 30, 2017. This waiver may not be terminated or modified prior to June 30, 2017 without the prior approval of the Trust’s Board of Trustees.

AST Goldman Sachs Mid-Cap Growth Portfolio The Manager has contractually agreed to waive 0.10% of its investment management fees through June 30, 2017. This waiver may not be terminated or modified prior to June 30, 2017 without the prior approval of the Trust’s Board of Trustees.

AST Goldman Sachs Small-Cap Value Portfolio The Manager has contractually agreed to waive 0.013% of its investment management fee through June 30, 2017. This waiver may not be terminated or modified prior to June 30, 2017 without the prior approval of the Trust’s Board of Trustees.

AST Herndon Large-Cap Value Portfolio The Manager has contractually agreed to waive 0.15% of its investment management fees through June 30, 2017. This waiver may not be terminated or modified prior to June 30, 2017 without the prior approval of the Trust’s Board of Trustees.

AST Ivy Asset Strategy Portfolio The Manager has contractually agreed to waive a portion of its investment management fee and/or reimburse certain expenses so that the investment management fee plus other expenses (exclusive in all cases of taxes, interest, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses) for the Portfolio does not exceed 1.21% of the average daily net assets of the Portfolio through June 30, 2017. This expense limitation may not be terminated or modified prior to June 30, 2017 without the prior approval of the Trust’s Board of Trustees.

AST J.P. Morgan Strategic Opportunities Portfolio The Manager has contractually agreed to waive 0.011% of its investment management fee through June 30, 2017. This waiver may not be terminated prior to June 30, 2017 without the prior approval of the Trust’s Board of Trustees.

AST Jennison Global Infrastructure Portfolio The Manager has contractually agreed to waive a portion of its investment management fee and/or reimburse certain expenses of the portfolio so that the Portfolio’s investment management fees (after any fee waiver) and other expenses (including distribution fees, and excluding taxes, interest and brokerage commissions) do not exceed 1.26% of the average daily net assets of the Portfolio through June 30, 2017. This arrangement may not be terminated or modified prior to June 30, 2017 without the prior approval of the Trust’s Board of Trustees.

AST Legg Mason Diversified Growth Portfolio The Manager has contractually agreed to waive a portion of its investment management fee and/or reimburse certain expenses of the portfolio so that the portfolio’s investment management fees (after management fee waiver) and other expenses (including net distribution fees, acquired fund fees and expenses due to investments in underlying portfolios of the Trust and underlying portfolios managed or subadvised by the subadviser, and excluding taxes, interest, brokerage commissions, and any other acquired fund fees and expenses not mentioned above) do not exceed 1.07% of the average daily net assets of the Portfolio through June 30, 2017. This arrangement may not be terminated or modified prior to June 30, 2017 without the prior approval of the Trust’s Board of Trustees.

AST Loomis Sayles Large-Cap Growth Portfolio The Manager has contractually agreed to waive 0.06% of its investment management fees through June 30, 2017. This waiver may not be terminated or modified prior to June 30, 2017 without the prior approval of the Trust’s Board of Trustees.

AST Managed Alternatives Portfolio The Manager has contractually agreed to waive a portion of its investment management fees and/or reimburse certain expenses for the Portfolio so that the Portfolio’s investment management fee plus other expenses (exclusive in all cases of taxes, interest, brokerage commissions and extraordinary expenses) plus acquired fund fees and expenses (excluding dividends on securities sold short and brokers fees and expenses on short sales) does not exceed 1.47% of the average daily net assets of the Portfolio through June 30, 2017. This expense limitation may not be terminated or modified prior to June 30, 2017 without the prior approval of the Trust’s Board of Trustees.

AST Managed Equity Portfolio The Manager has contractually agreed to waive a portion of its investment management fee and/or reimburse certain expenses of the portfolio so that the Portfolio’s investment management fees (after any fee waiver) and other expenses (including acquired fund fees and expenses due to investments in underlying portfolios of the Trust, and excluding taxes, interest and brokerage commissions) do not exceed 1.25% of the average daily net assets of the Portfolio through June 30, 2017. This arrangement may not be terminated or modified prior to June 30, 2017 without the prior approval of the Trust’s Board of Trustees.

11

AST Managed Fixed Income Portfolio The Manager has contractually agreed to waive a portion of its investment management fee and/or reimburse certain expenses of the portfolio so that the Portfolio’s investment management fees (after any fee waiver) and other expenses (including acquired fund fees and expenses due to investments in underlying portfolios of the Trust, and excluding taxes, interest and brokerage commissions) do not exceed 1.25% of the average daily net assets of the Portfolio through June 30, 2017. This arrangement may not be terminated or modified prior to June 30, 2017 without the prior approval of the Trust’s Board of Trustees.

AST Money Market Portfolio The Manager has contractually agreed to waive a portion of the management fee for the Portfolio by implementing the following management fee schedule: 0.30% to $3.25 billion; 0.2925% on the next $2.75 billion; 0.2625% on the next $4 billion; and 0.2425% over $10 billion of average daily net assets. This waiver may not be terminated or modified prior to June 30, 2017 without the prior approval of the Trust's Board of Trustees.

AST Morgan Stanley Multi-Asset Portfolio The Manager has contractually agreed to waive a portion of its investment management fee and/or reimburse certain expenses so that the investment management fee plus other expenses (exclusive in all cases of taxes, interest, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses) for the Portfolio does not exceed 1.42% of the average daily net assets of the Portfolio through June 30, 2017. This expense limitation may not be terminated or modified prior to June 30, 2017 without the prior approval of the Trust’s Board of Trustees.

AST Neuberger Berman Long/Short Portfolio The Manager has contractually agreed to waive a portion of its investment management fee and/or reimburse certain expenses so that the investment management fee plus other expenses (exclusive in all cases of taxes, interest, short sale interest and dividend expenses, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses) for the Portfolio does not exceed 1.42% of the average daily net assets of the Portfolio through June 30, 2017. This expense limitation may not be terminated prior to June 30, 2017 without the prior approval of the Trust’s Board of Trustees.

AST New Discovery Asset Allocation Portfolio The Manager has contractually agreed to waive a portion of its investment management fees and/or reimburse certain expenses for the Portfolio so that the Portfolio's investment management fees plus other expenses (exclusive in all cases of taxes, short sale interest and dividend expenses, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses) do not exceed 1.08% of the Portfolio's average daily net assets through June 30, 2017. The Manager has also contractually agreed to waive 0.013% of its investment management fees through June 30, 2017. These waivers may not be terminated without the prior approval of the Trust’s Board of Trustees.

AST Prudential Flexible Multi-Strategy Portfolio The Manager has contractually agreed to waive a portion of its investment management fee and/or reimburse certain expenses of the portfolio so that the Portfolio’s investment management fees (after management fee waiver) and other expenses (including net distribution fees, acquired fund fees and expenses due to investments in underlying portfolios of the Trust, and excluding taxes, interest and brokerage commissions) do not exceed 1.48% of the average daily net assets of the Portfolio through June 30, 2017. This arrangement may not be terminated or modified prior to June 30, 2017 without the prior approval of the Trust’s Board of Trustees.

AST QMA International Core Equity Portfolio The Manager has contractually agreed to waive a portion of its investment management fee and/or reimburse certain expenses of the Portfolio so that the Portfolio’s investment management fees (after any waiver) and other expenses (including distribution fees, and excluding taxes, interest, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses) do not exceed 0.995% of the average daily net assets of the Portfolio through June 30, 2017. This arrangement may not be terminated or modified prior to June 30, 2017 without the prior approval of the Trust’s Board of Trustees.

AST T. Rowe Price Diversified Real Growth Portfolio The Manager has contractually agreed to waive 0.002% of its investment management fee through June 30, 2017. In addition, the Manager has contractually agreed to waive a portion of its investment management fee and/or reimburse certain expenses of the Portfolio so that the Portfolio’s investment management fees (after management fee waiver) and other expenses (including net distribution fees, acquired fund fees and expenses due to investments in underlying portfolios of the Trust and underlying portfolios managed or subadvised by the subadviser, and excluding taxes, interest, brokerage commissions, and any other acquired fund fees and expenses not mentioned above) do not exceed 1.05% of the average daily net assets of the Portfolio through June 30, 2017. These waivers may not be terminated or modified prior to June 30, 2017 without the prior approval of the Trust’s Board of Trustees.

AST T. Rowe Price Large-Cap Growth Portfolio The Manager has contractually agreed to waive 0.01% of its investment management fee through June 30, 2017. This waiver may not be terminated or modified prior to June 30, 2017 without the prior approval of the Trust’s Board of Trustees.

AST WEDGE Capital Mid-Cap Value Portfolio The Manager has contractually agreed to waive 0.01% of its investment management fee through June 30, 2017. This waiver may not be terminated or modified prior to June 30, 2017 without the prior approval of the Trust’s Board of Trustees.

AST Wellington Management Real Total Return Portfolio The Manager has contractually agreed to waive a portion of its investment management fee and/or reimburse certain expenses so that the investment management fee plus other expenses (exclusive in all cases of taxes, interest, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses) for the Portfolio does not exceed 1.42% of the average daily net assets of the Portfolio through June 30, 2017. This expense limitation may not be terminated or modified prior to June 30, 2017 without the prior approval of the Trust’s Board of Trustees.

AST Western Asset Emerging Markets Debt Portfolio The Manager has contractually agreed to waive 0.05% of its investment management fee through June 30, 2017. This waiver may not be terminated or modified prior to June 30, 2017 without the prior approval of the Trust’s Board of Trustees.

BlackRock Global Allocation V.I. Fund - Class III The Total Annual Fund Operating Expenses do not correlate to the ratio of expenses to average net assets given in the Fund's most recent annual report which does not include the Acquired Fund Fees and Expenses. As described in the “Management of the Funds” section of the Fund’s prospectus, BlackRock has contractually agreed to waive and/or reimburse fees or expenses in order to limit Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements (excluding Dividend Expense, Interest Expense, Acquired Fund Fees and Expenses and certain other Fund expenses) to 1.50% of average daily net assets through April 30, 2017. BlackRock has also contractually agreed to reimburse fees in order to limit certain operational and recordkeeping fees to 0.07% of average daily net assets through April 30, 2017 for the Global Allocation V.I. Fund Class III. Each of these contractual agreements may be terminated upon 90 days’ notice by a majority of the non-interested directors of the Fund or by a vote of a majority of the outstanding voting securities of the Fund.

12

JPMorgan Insurance Trust Income Builder Portfolio – Class 2 The Portfolio’s adviser and/or its affiliates have contractually agreed to waive fees and/or reimburse expenses to the extent Total Annual Fund Operating Expenses of Class 2 Shares (excluding Acquired Fund Fees and Expenses other than certain money market fund fees as described below, dividend and interest expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation, and extraordinary expenses) exceed 0.85% of the average daily net assets. The Portfolio may invest in one or more money market funds advised by the Adviser or its affiliates (affiliated money market funds). The Fund’s adviser and/or administrator have contractually agreed to waive fees and/or reimburse expenses in an amount sufficient to offset the respective net fees each collects from the affiliated money market funds on the Portfolio’s investment in such money market funds. These waivers are in effect through 4/30/2017, at which time the adviser and/or its affiliates will determine whether to renew or revise them.

AVAILABLE UNDERLYING MUTUAL FUND PORTFOLIO ANNUAL EXPENSES

IF AN OPTIONAL BENEFIT IS ELECTED

UNDERLYING MUTUAL FUND PORTFOLIO ANNUAL EXPENSES
(as a percentage of the average net assets of the underlying Portfolios)
	For the year ended December 31, 2015
FUNDS							Total
					Broker Fees	Acquired	Annual		Net Annual
			Distribution	Dividend	and Expenses	Portfolio	Portfolio	Fee Waiver	Fund
	Management	Other	(12b-1)	Expense on	on Short	Fees &	Operating	or Expense	Operating
	Fees	Expenses	Fees	Short Sales	Sales	Expenses	Expenses	Reimbursement	Expenses
AST Academic Strategies Asset Allocation Portfolio	0.64%	0.03%	0.10%	0.04%	0.01%	0.65%	1.47%	0.00%	1.47%
AST Advanced Strategies Portfolio*	0.64%	0.03%	0.24%	0.00%	0.00%	0.05%	0.96%	0.01%	0.95%
AST Balanced Asset Allocation Portfolio	0.15%	0.01%	0.00%	0.00%	0.00%	0.74%	0.90%	0.00%	0.90%
AST BlackRock Global Strategies Portfolio	0.81%	0.04%	0.25%	0.00%	0.00%	0.04%	1.14%	0.00%	1.14%
AST BlackRock iShares ETF Portfolio*	0.73%	0.05%	0.25%	0.00%	0.00%	0.18%	1.21%	0.19%	1.02%
AST Capital Growth Asset Allocation Portfolio	0.15%	0.01%	0.00%	0.00%	0.00%	0.75%	0.91%	0.00%	0.91%
AST Defensive Asset Allocation Portfolio	0.15%	0.04%	0.00%	0.00%	0.00%	0.74%	0.93%	0.00%	0.93%
AST FI Pyramis® Quantitative Portfolio	0.65%	0.03%	0.25%	0.00%	0.00%	0.00%	0.93%	0.00%	0.93%
AST Goldman Sachs Multi-Asset Portfolio	0.76%	0.05%	0.25%	0.00%	0.00%	0.02%	1.08%	0.00%	1.08%
AST Investment Grade Bond Portfolio*	0.48%	0.01%	0.25%	0.00%	0.00%	0.00%	0.74%	0.03%	0.71%
AST J.P. Morgan Global Thematic Portfolio	0.76%	0.04%	0.25%	0.00%	0.00%	0.00%	1.05%	0.00%	1.05%
AST J.P. Morgan Strategic Opportunities Portfolio*	0.81%	0.05%	0.25%	0.10%	0.00%	0.00%	1.21%	0.01%	1.20%
AST Legg Mason Diversified Growth Portfolio*	0.73%	1.03%	0.25%	0.00%	0.00%	0.10%	2.11%	1.04%	1.07%
AST New Discovery Asset Allocation Portfolio*	0.67%	0.08%	0.25%	0.00%	0.00%	0.00%	1.00%	0.01%	0.99%

13

UNDERLYING MUTUAL FUND PORTFOLIO ANNUAL EXPENSES
(as a percentage of the average net assets of the underlying Portfolios)
	For the year ended December 31, 2015
FUNDS							Total
					Broker Fees	Acquired	Annual		Net Annual
			Distribution	Dividend	and Expenses	Portfolio	Portfolio	Fee Waiver	Fund
	Management	Other	(12b-1)	Expense on	on Short	Fees &	Operating	or Expense	Operating
	Fees	Expenses	Fees	Short Sales	Sales	Expenses	Expenses	Reimbursement	Expenses
AST Preservation Asset Allocation Portfolio	0.15%	0.01%	0.00%	0.00%	0.00%	0.71%	0.87%	0.00%	0.87%
AST Prudential Growth Allocation Portfolio	0.64%	0.02%	0.25%	0.00%	0.00%	0.00%	0.91%	0.00%	0.91%
AST RCM World Trends Portfolio	0.75%	0.03%	0.25%	0.00%	0.00%	0.00%	1.03%	0.00%	1.03%
AST Schroders Global Tactical Portfolio	0.75%	0.03%	0.25%	0.00%	0.00%	0.07%	1.10%	0.00%	1.10%
AST T. Rowe Price Asset Allocation Portfolio	0.63%	0.02%	0.25%	0.00%	0.00%	0.00%	0.90%	0.00%	0.90%
AST T. Rowe Price Growth Opportunities Portfolio	0.73%	0.15%	0.25%	0.00%	0.00%	0.00%	1.13%	0.00%	1.13%
AST Wellington Management Hedged Equity Portfolio	0.81%	0.03%	0.25%	0.00%	0.00%	0.00%	1.09%	0.00%	1.09%

*See notes immediately below for important information about this fund.

AST Advanced Strategies Portfolio The Manager has contractually agreed to waive 0.014% of its investment management fees through June 30, 2017. This waiver may not be terminated or modified prior to June 30, 2017 without the prior approval of the Trust’s Board of Trustees.

AST BlackRock iShares ETF Portfolio The Manager has contractually agreed to waive a portion of its investment management fee equal to the acquired fund fees and expenses due to investments in iShares ETFs. In addition, the Manager has contractually agreed to waive a portion of its investment management fee and/or reimburse certain expenses for the Portfolio so that the Portfolio’s investment management fees (after the waiver described in the first sentence) and other expenses (including distribution fees, acquired fund fees and expenses due to investments in iShares ETFs, and other expenses excluding taxes, interest and brokerage commissions) do not exceed 1.02% of the Portfolio’s average daily net assets through June 30, 2017. These waivers may not be terminated or modified prior to June 30, 2017 without the prior approval of the Trust’s Board of Trustees.

AST Investment Grade Bond Portfolio The distributor has contractually agreed to waive a portion of its distribution and service (12b-1) fee. The waiver provides for a reduction in the distribution and service fee based on the average daily net assets of the Portfolio. This contractual waiver does not have an expiration or termination date, and may not be modified or discontinued.

AST J.P. Morgan Strategic Opportunities Portfolio The Manager has contractually agreed to waive 0.011% of its investment management fee through June 30, 2017. This waiver may not be terminated prior to June 30, 2017 without the prior approval of the Trust’s Board of Trustees.

AST Legg Mason Diversified Growth Portfolio The Manager has contractually agreed to waive a portion of its investment management fee and/or reimburse certain expenses of the portfolio so that the portfolio’s investment management fees (after management fee waiver) and other expenses (including net distribution fees, acquired fund fees and expenses due to investments in underlying portfolios of the Trust and underlying portfolios managed or subadvised by the subadviser, and excluding taxes, interest, brokerage commissions, and any other acquired fund fees and expenses not mentioned above) do not exceed 1.07% of the average daily net assets of the Portfolio through June 30, 2017. This arrangement may not be terminated or modified prior to June 30, 2017 without the prior approval of the Trust’s Board of Trustees.

AST New Discovery Asset Allocation Portfolio The Manager has contractually agreed to waive a portion of its investment management fees and/or reimburse certain expenses for the Portfolio so that the Portfolio's investment management fees plus other expenses (exclusive in all cases of taxes, short sale interest and dividend expenses, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses) do not exceed 1.08% of the Portfolio's average daily net assets through June 30, 2017. The Manager has also contractually agreed to waive 0.013% of its investment management fees through June 30, 2017. These waivers may not be terminated without the prior approval of the Trust’s Board of Trustees.

14

EXPENSE EXAMPLES

These examples are intended to help you compare the cost of investing in one Pruco Life Annuity with the cost of investing in other Pruco Life Annuities and/or other variable annuities. Below are examples for the Annuity showing what you would pay cumulatively in expenses at the end of the stated time periods had you invested $10,000 in the Annuity and assuming your investment has a 5% return each year. The examples reflect the fees and charges listed below for the Annuity as described in “Summary of Contract Fees and Charges.”

▪ Insurance Charge

▪ Premium Based Charge

▪ Contingent Deferred Sales Charge (when and if applicable)

▪ Annual Maintenance Fee

▪ Optional living benefit fees, if applicable

Amounts shown in the examples are rounded to the nearest dollar.

THE EXAMPLES ARE FOR ILLUSTRATIVE PURPOSES ONLY. THEY SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES OF THE UNDERLYING PORTFOLIOS. ACTUAL EXPENSES WILL BE DIFFERENT THAN THOSE SHOWN DEPENDING ON A NUMBER OF FACTORS, INCLUDING (1) WHICH OPTIONAL BENEFIT YOU ELECT (IF ANY); (2) WHETHER YOU DECIDE TO ALLOCATE ACCOUNT VALUE TO SUB-ACCOUNTS OTHER THAN THOSE WITH THE MINIMUM OR MAXIMUM TOTAL OPERATING EXPENSES; AND (3) THE IMPACT OF ANY CONTRACTUAL FEE WAIVERS OR EXPENSE REIMBURSEMENTS APPLICABLE TO CERTAIN UNDERLYING PORTFOLIOS.

Expense Examples If An Optional Living Benefit Is Elected

The examples below also assume the following for the period shown:

▪ Your Account Value is allocated to the Secure Value Account and the Permitted Sub-account that may be elected with any of the optional living benefits with both the minimum and the maximum gross total operating expenses and those expenses remain the same each year*

▪ You elect the Spousal Highest Daily Lifetime Income v3.0, which has the maximum optional living benefit charge and the applicable Roll-Up Rate is 8%. There is no other optional living benefit that would result in higher maximum charges than those shown in the examples.

▪ For each charge, we deduct the maximum charge rather than the current charge

▪ You make no withdrawals of Account Value

▪ You make no transfers, or other transactions for which we charge a fee

▪ No tax charge applies

* Note: Not all Portfolios offered as Sub-accounts may be available depending on optional living benefit election.

Expense Examples If An Optional Living Benefit Is Elected are provided as follows:

	If you surrender your annuity at the end of the applicable time period:				If you do not surrender your annuity at the end of the applicable time period:

	1 yr	3 yrs	5 yrs	10 yrs	1 yr	3 yrs	5 yrs	10 yrs
Assuming maximum fees and expenses of any of the portfolios available with the benefit	$1,030	$2,026	$3,074	$5,563	$530	$1,626	$2,774	$5,563
Assuming minimum fees and expenses of any of the portfolios available with the benefit	$896	$1,631	$2,425	$4,331	$396	$1,231	$2,125	$4,331

Expense Examples If An Optional Living Benefit Is Not Elected

The examples below also assume the following for the period shown:

▪ Your Account Value is allocated to the Portfolio with both the minimum and the maximum gross total operating expenses and those expenses remain the same each year

▪ You do not elect any optional living benefit

▪ For each charge, we deduct the maximum charge rather than the current charge

▪ You make no withdrawals of Account Value

▪ You make no transfers, or other transactions for which we charge a fee

▪ No tax charge applies

15

Expense Examples If An Optional Living Benefit Is Not Elected are provided as follows:

	If you surrender your annuity at the end of the applicable time period:				If you do not surrender your annuity at the end of the applicable time period:

	1 yr	3 yrs	5 yrs	10 yrs	1 yr	3 yrs	5 yrs	10 yrs
Assuming maximum fees and expenses of any of the portfolios available with the benefit	$1,440	$3,147	$4,763	$8,091	$940	$2,747	$4,463	$8,091
Assuming minimum fees and expenses of any of the portfolios available with the benefit	$769	$1,239	$1,755	$2,898	$269	$839	$1,455	$2,898

16

SUMMARY

This Summary describes key features of the Annuity offered in this prospectus. It is intended to give you an overview, and to point you to sections of the prospectus that provide greater detail. You should not rely on the Summary alone for all the information you need to know before purchasing an Annuity. You should read the entire prospectus for a complete description of the Annuity. Your Financial Professional can also help you if you have questions.

The Annuity: The variable annuity contract issued by Pruco Life is a contract between you, the Owner, and Pruco Life, an insurance company. It is designed for retirement purposes, or other long-term investing, to help you save money for retirement, on a tax deferred basis, and provide income during your retirement. The Annuity offers optional living benefits that are available for an additional fee. If you do not elect an optional living benefit, you will be able to choose from a greater selection of investment options. Although this prospectus describes key features of the variable annuity contract, the prospectus is a distinct document, and is not part of the contract.

The Annuity offers various investment Portfolios. With the help of your Financial Professional, you choose how to invest your money within your Annuity (subject to certain restrictions; see “Investment Options”). Investing in a variable annuity involves risk and you can lose your money. On the other hand, investing in a variable annuity can provide you with the opportunity to grow your money through participation in underlying Portfolios.

GENERALLY SPEAKING, VARIABLE ANNUITIES ARE INVESTMENTS DESIGNED TO BE HELD FOR THE LONG TERM. WORKING WITH YOUR FINANCIAL PROFESSIONAL, YOU SHOULD CAREFULLY CONSIDER WHETHER A VARIABLE ANNUITY IS APPROPRIATE FOR YOU GIVEN YOUR LIFE EXPECTANCY, NEED FOR INCOME, AND OTHER PERTINENT FACTORS.

Purchase: Your eligibility to purchase the Annuity is based on your age and the amount of your initial Purchase Payment. The “Maximum Age for Initial Purchase” applies to the oldest Owner and Annuitant as of the day we would issue the Annuity. If the Annuity is to be owned by an entity, the maximum age applies to the Annuitant as of the day we would issue the Annuity. For this Annuity the maximum age is 80. The minimum initial Purchase Payment is $10,000. See your Financial Professional to complete an application.

After you purchase your Annuity, you will have a limited period of time during which you may cancel (or “Free Look”) the purchase of your Annuity. Your request for a Free Look must be received in Good Order within the applicable time period. “Good Order” is the standard that we apply when we determine whether an instruction is satisfactory. An instruction will be considered in Good Order if it is received at our Service Office: (a) in a manner that is satisfactory to us such that it is sufficiently complete and clear that we do not need to exercise any discretion to follow such instruction and complies with all relevant laws and regulations; (b) on specific forms, or by other means we then permit (such as via telephone or electronic submission); and/or (c) with any signatures and dates as we may require. We will notify you if an instruction is not in Good Order. The “Service Office” is the place to which all requests and payments regarding the Annuity are to be sent. We may change the address of the Service Office at any time, and will notify you in advance of any such change of address. Please see the section of this prospectus entitled “How To Contact Us” for the Service Office address.

Please see “Requirements for Purchasing the Annuity” for additional information.

Investment Options: You may choose from a variety of variable Investment Options ranging from conservative to aggressive. Our optional living benefits limit your ability to invest in the variable Investment Options otherwise available to you under the Annuity. Each of the underlying Portfolios is described in its own prospectus, which you should read before selecting your investment options. You can obtain the summary prospectuses and prospectuses for the Portfolios by calling 1-888-PRU-2888 or at www.prudentialannuities.com. There is no assurance that any variable Investment Option will meet its investment objective.

You may also allocate Purchase Payments to the DCA MVA Option, an Investment Option that offers a fixed rate of interest for a specified period. The DCA MVA Option is used only with our 6 or 12 Month Dollar Cost Averaging Program, under which the Purchase Payments that you have allocated to that DCA MVA Option are transferred to the designated Sub-accounts over a 6 month or 12 month period. Withdrawals or transfers from the DCA MVA Option generally will be subject to a Market Value Adjustment if made other than pursuant to the 6 or 12 Month DCA Program.

Please see “Investment Options,” and “Managing Your Account Value” for information.

Access To Your Money: You can receive income by taking partial withdrawals or electing annuity payments. Please note that withdrawals may be subject to tax, and may be subject to a Contingent Deferred Sales Charge (discussed below). You may withdraw up to 10% of your Purchase Payments each Annuity Year without being subject to a Contingent Deferred Sales Charge.

You may elect to receive income through fixed annuity payments, also called “Annuitization”. If you elect to receive fixed annuity payments, you convert your Unadjusted Account Value into a stream of future payments. This means you no longer have an Account Value and therefore cannot make withdrawals. We offer different types of annuity options to meet

17

your needs. The “Unadjusted Account Value” refers to the Account Value prior to the application of any market value adjustment (i.e., “MVA”). Please see “Access to Account Value” and “Annuity Options” for more information.

Optional Living Benefits

We offer optional living benefits, for an additional charge, that guarantee your ability to take withdrawals for life as a percentage of “Protected Withdrawal Value”, even if your Account Value falls to zero (unless it does so due to a withdrawal of Excess Income). The Protected Withdrawal Value is not the same as your Account Value, and it is not available for a lump sum withdrawal. The Account Value has no guarantees, may fluctuate, and can lose value. Withdrawals in excess of the Annual Income Amount, called “Excess Income,” will impact the value of the benefit including a permanent reduction in future guaranteed amounts. In marketing and other materials, we may refer to Excess Income as “Excess Withdrawals”. For applications signed on or after April 27, 2015, you have the ability to elect an optional Living Benefit only at the time of application or within 30 days of the date your Annuity is issued. Optional Living Benefits cannot be added more than 30 days after your Annuity has been issued.

We currently offer the following optional living benefits:

▪ Highest Daily Lifetime Income v3.0

▪ Spousal Highest Daily Lifetime Income v3.0

As a condition of electing an optional living benefit, we limit the Investment Options to which you may allocate your Account Value and require a mandatory allocation to the Secure Value Account. Also, these benefits utilize a predetermined mathematical formula to help us manage your guarantee through all market cycles. Under the predetermined mathematical formula, your Account Value may be transferred between certain “permitted Sub-accounts” on the one hand and the AST Investment Grade Bond Sub-account on the other hand. Please see the applicable optional living benefits section as well as Appendix B to this prospectus for more information on the formula.

In the “Optional Living Benefits” section, we describe guaranteed minimum withdrawal benefits that allow you to withdraw a specified amount each year for life (or joint lives, for the spousal version of the benefit). Please be aware that if you withdraw more than that amount in a given Annuity Year (i.e., “Excess Income”), that withdrawal may permanently reduce the guaranteed amount you can withdraw in future years. Please also note that if your Account Value is reduced to zero as a result of a withdrawal of Excess Income, both the optional living benefit and the Annuity will terminate. Thus, you should think carefully before taking a withdrawal such Excess Income.

Death Benefits: You may name a Beneficiary to receive the proceeds of your Annuity upon your death. Your death benefit must be distributed within the time period required by the tax laws. The Annuity offers a death benefit generally equal to the greater of Unadjusted Account Value and Purchase Payments (adjusted for partial withdrawals). The calculation of the death benefit may be different if you elect Highest Daily Lifetime Income v3.0 or Spousal Highest Daily Lifetime Income v3.0.

Please see “Death Benefit” for more information.

Fees and Charges: Each Annuity, and the optional living benefits, are subject to certain fees and charges, as discussed in the “Summary of Contract Fees and Charges” table earlier in this prospectus. In addition, there are fees and expenses of the underlying Portfolios.

What does it mean that my Annuity is “tax deferred”? Variable annuities are “tax deferred”, meaning you pay no taxes on any earnings from your Annuity until you withdraw the money. You may also transfer among your Investment Options without paying a tax at the time of the transfer. When you take your money out of the Annuity, however, you will be taxed on the earnings at ordinary income tax rates. If you withdraw money before you reach age 59 1/2, you also may be subject to a 10% federal tax penalty.

Please note that if you purchase this Annuity within a tax advantaged retirement plan, such as an IRA, SEP-IRA, Roth IRA, 401(a) plan, or non-ERISA 403(b) plan, you will get no additional tax advantage through the Annuity itself. Because there is no additional tax advantage when a variable annuity is purchased through one of these plans, the reasons for purchasing the Annuity inside a qualified plan are limited to the ability to elect a living benefit, a Return of Purchase Payments Death Benefit, the opportunity to annuitize the contract and the various investment options, which might make the Annuity an appropriate investment for you. You should consult your tax and financial adviser regarding such features and benefits prior to purchasing this Annuity for use with a tax-qualified plan.

Market Timing: We have market timing policies and procedures that attempt to detect transfer activity that may adversely affect other Owners or Portfolio shareholders in situations where there is potential for pricing inefficiencies or that involve certain other types of disruptive trading activity (i.e., market timing). Our market timing policies and procedures are discussed in more detail later in this prospectus entitled “Restrictions on Transfers Between Investment Options.”

18

Other Information: Please see “Other Information” for more information about the Annuity, including legal information about Pruco Life, the Separate Account, and underlying Portfolios. The “Separate Account” is referred to as the “Variable Separate Account” in your Annuity.

19

INVESTMENT OPTIONS

The Investment Options under each Annuity consist of the Sub-accounts and the DCA MVA Options. In this section, we describe the Portfolios in which the Sub-Accounts invest. We then discuss the investment restrictions that apply if you elect certain optional living benefits. Finally, we discuss the DCA MVA Options.

Each Sub-account invests in an underlying Portfolio whose share price generally fluctuates each Valuation Day. The Portfolios that you select, among those that are permitted, are your choice – we do not provide investment advice, nor do we recommend any particular Portfolio. You bear the investment risk for amounts allocated to the Portfolios.

In contrast to the Sub-accounts, Account Value allocated to a DCA MVA Option earns a fixed rate of interest as long as you remain invested for the Guarantee Period. We guarantee both the stated amount of interest and the principal amount of your Account Value in a DCA MVA Option, so long as you remain invested in the DCA MVA Option for the duration of the Guarantee Period. In general, if you withdraw Account Value prior to the end of the DCA MVA Option's Guarantee Period, you will be subject to a Market Value Adjustment or “MVA”, which can be positive or negative. A “Guarantee Period” is the period of time during which we credit a fixed rate of interest to a DCA MVA Option.

As a condition of electing an optional living benefit (e.g., Highest Daily Lifetime Income v3.0), you will be restricted from investing in certain Sub-accounts or DCA MVA Options. We describe those restrictions below. In addition, all of the optional living benefits employ a predetermined mathematical formula, under which money is transferred between your chosen Sub-accounts and the AST Investment Grade Bond Sub-account. The optional living benefits also require a mandatory allocation of 10% of your initial Purchase Payment and additional Purchase Payments or Unadjusted Account Value to the Secure Value Account.

Whether or not you elect an optional living benefit subject to the predetermined mathematical formula, you should be aware that the operation of the formula may result in large-scale asset flows into and out of the Sub-accounts. These asset flows could adversely impact the Portfolios, including their risk profile, expenses and performance. These asset flows impact not only the Permitted Sub-accounts used with the optional benefits but also the other Sub-accounts, because the Portfolios may be used as investments in certain Permitted Sub-accounts that are structured as funds-of-funds. These Investment Options are marked with an asterisk in the chart that follows and is titled “Portfolios Available If An Optional Living Benefit Is Not Elected.” Because transfers between the Sub-accounts and the AST Investment Grade Bond Sub-account can be frequent and the amount transferred can vary from day to day, any of the Portfolios could experience the following effects, among others:

(a) a Portfolio’s investment performance could be adversely affected by requiring a subadviser to purchase and sell securities at inopportune times or by otherwise limiting the subadviser’s ability to fully implement the Portfolio’s investment strategy;

(b) the subadviser may be required to hold a larger portion of assets in highly liquid securities than it otherwise would hold, which could adversely affect performance if the highly liquid securities underperform other securities (e.g., equities) that otherwise would have been held;

(c) a Portfolio may experience higher turnover and greater negative asset flows than it would have experienced without the formula, which could result in higher operating expense ratios and higher transaction costs for the Portfolio compared to other similar funds.

The asset flows caused by the formula may affect Owners in differing ways. In particular, because the formula is calculated on an individual basis for each contract, on any particular day, some Owners’ Account Value may be transferred to the AST Investment Grade Bond Sub-account and other Owners’ Account Value may not be transferred. To the extent that there is a large transfer of Account Value on a given trading day to the AST Investment Grade Bond Sub-account, and your Account Value is not so transferred, it is possible that the investment performance of the Sub-accounts in which your Account Value remains invested will be negatively affected.

The efficient operation of the asset flows caused by the formula depends on active and liquid markets. If market liquidity is strained, the asset flows may not operate as intended. For example, it is possible that illiquid markets or other market stress could cause delays in the transfer of cash from one Portfolio to another Portfolio, which in turn could adversely impact performance.

Before you allocate to the Sub-account with the AST Portfolios listed in the Investment Objectives Charts that follows, you should consider the potential effects on the Portfolios that are the result of the operation of the formula in the variable annuity contracts that are unrelated to your Annuity. Please work with your financial professional to determine which Portfolios are appropriate for your needs.

Please see the Additional Information section, under the heading concerning “Fees and Payments Received by Pruco Life” for a discussion of fees that we may receive from the Portfolios and/or their service providers.

20

VARIABLE INVESTMENT OPTIONS

Each Variable Investment Option is a Sub-account of the Pruco Life Flexible Premium Variable Annuity Account (see “Pruco Life and the Separate Account” for more detailed information). Each Sub-account invests exclusively in one Portfolio. The Investment Objectives Charts below provides a description of each Portfolio’s investment objective to assist you in determining which Portfolios may be of interest to you. Please note, the AST Investment Grade Bond Sub-account is not available for allocation of Purchase Payments or owner-initiated transfers.

If you elect an optional living benefit, you may only elect Portfolios listed in the chart titled, "Portfolios Available With Optional Living Benefits." This means you will be precluded from investing in certain other Portfolios and therefore will not receive investment appreciation (or depreciation) affecting those Portfolios.

The Portfolios are not publicly traded mutual funds. They are only available as Investment Options in variable annuity contracts and variable life insurance policies issued by insurance companies, or in some cases, to participants in certain qualified retirement plans. However, some of the Portfolios available as Sub-accounts under the Annuities are managed by the same Portfolio adviser or subadviser as a retail mutual fund of the same or similar name that the Portfolio may have been modeled after at its inception. While the investment objective and policies of the retail mutual funds and the Portfolios may be substantially similar, the actual investments will differ to varying degrees. Differences in the performance of the funds and Portfolios can be expected, and in some cases could be substantial. You should not compare the performance of a publicly traded mutual fund with the performance of any similarly named Portfolio offered as a Sub-account. Details about the investment objectives, policies, risks, costs and management of the Portfolios are found in the prospectuses for the Portfolios.

This Annuity offers Portfolios managed by AST Investment Services, Inc. and/or Prudential Investments LLC, both of which are affiliated companies of Pruco Life (“Affiliated Portfolios”) and Portfolios managed by companies not affiliated with Pruco Life ("Unaffiliated Portfolios"). Pruco Life and its affiliates (“Prudential Companies”) receive fees and payments from both the Affiliated Portfolios and the Unaffiliated Portfolios. Generally, Prudential Companies receive revenue sharing payments from the Unaffiliated Portfolios. We consider the amount of these fees and payments when determining which portfolios to offer through the Annuity. Affiliated Portfolios may provide Prudential Companies with greater fees and payments than Unaffiliated Portfolios. Because of the potential for greater revenue earned by the Prudential Companies with respect to the Affiliated Portfolios, we have an incentive to offer Affiliated Portfolios over Unaffiliated Portfolios. As indicated next to each Portfolio's description in the table that follows, each Portfolio has one or more subadvisers that conduct day to day management. We have an incentive to offer Portfolios with certain subadvisers, either because the subadviser is a Prudential Company or because the subadviser provides payments or support, including distribution and marketing support, to the Prudential Companies. We may consider those subadviser financial incentive factors in determining which portfolios to offer under the Annuity. Also, in some cases, we offer Portfolios based on the recommendations made by selling broker-dealer firms. These firms may receive payments from the Portfolios they recommend and may benefit accordingly from allocations of Account Value to the sub-accounts that invest in these Portfolios. Pruco Life has selected the Portfolios for inclusion as investment options under this Annuity in Pruco Life’s role as the issuer of this Annuity, and Pruco Life does not provide investment advice or recommend any particular Portfolio. Please see "Other Information" under the heading concerning "Fees and Payments Received by Pruco Life" for more information about fees and payments we may receive from underlying Portfolios and/or their affiliates. In addition, we may consider whether the Portfolio’s objectives and investment strategy create additional risk to us in light of the guaranteed benefits provided by the Annuity.

Once you have selected a Prudential Portfolio Combination, we will not rebalance your Account Value to take into account differences in performance among the Sub-accounts. This is a static, point of sale model allocation. Over time, the percentages in each asset allocation Portfolio may vary from the Prudential Portfolio Combination you selected when you purchased your Annuity based on the performance of each of the Portfolios within the Prudential Portfolio Combination. However, you may elect to participate in an automatic rebalancing program, under which we would transfer Account Value periodically so that your Account Value allocated to the Sub-accounts is brought back to the exact percentage allocations stipulated by the Prudential Portfolio Combination you elected. Please see “Automatic Rebalancing Programs” below for details about how such a program operates. If you are participating in an optional living benefit (such as Highest Daily Lifetime Income v3.0) that makes transfers under a predetermined mathematical formula, and you have elected automatic rebalancing in addition to Prudential Portfolio Combinations, you should be aware that: (a) the AST Investment Grade Bond Sub-account used as part of the predetermined mathematical formula will not be included as part of automatic rebalancing and (b) the operation of the formula may result in the rebalancing not conforming to the percentage allocations that existed originally as part of Prudential Portfolio Combinations.

If you are interested in a Prudential Portfolio Combination, you should work with your Financial Professional to select the Prudential Portfolio Combination that is appropriate for you, in light of your investment time horizon, investment goals and expectations and market risk tolerance, and other relevant factors. Some selling firms may not offer Prudential Portfolio Combinations. In providing these Prudential Portfolio Combinations, we are not providing investment advice. You are

21

responsible for determining which Prudential Portfolio Combination or Sub-account(s) is best for you. Asset allocation does not ensure a profit or protect against a loss.

The following tables contain limited information about the Portfolios. Before selecting an Investment Option or Portfolio Combination, you should carefully review the summary prospectuses and/or prospectuses for the Portfolios, which contain details about the investment objectives, policies, risks, costs and management of the Portfolios. You can obtain the summary prospectuses and prospectuses for the Portfolios by calling 1-888-PRU-2888 or at www.prudentialannuities.com.

PORTFOLIOS AVAILABLE IF AN OPTIONAL LIVING BENEFIT IS NOT ELECTED

PORTFOLIO NAME	INVESTMENT OBJECTIVE(S)	PORTFOLIO ADVISER/SUBADVISER(S)
AST AB Global Bond Portfolio	Seeks to generate current income consistent with preservation of capital.	AllianceBernstein L.P.
AST Academic Strategies Asset Allocation Portfolio	Seeks long-term capital appreciation.

AlphaSimplex Group, LLC

AQR Capital Management, LLC
CNH Partners, LLC

CoreCommodity Management, LLC

First Quadrant, L.P.

Jennison Associates LLC

J.P. Morgan Investment Management, Inc.

Pacific Investment Management Company, LLC
Quantitative Management Associates LLC

Western Asset Management Company/Western Asset Management Company Limited

AST Advanced Strategies Portfolio

Seeks a high level of absolute return by using traditional and non-traditional investment strategies and by investing in domestic and foreign equity and fixed income securities, derivative instruments and other investment companies.

Brown Advisory, LLC

Loomis, Sayles & Company, L.P.

LSV Asset Management

Pacific Investment Management Company, LLC
PGIM, Inc.
Quantitative Management Associates LLC

T. Rowe Price Associates, Inc.

William Blair Investment Management, LLC

AST AQR Emerging Markets Equity Portfolio	Seeks long-term capital appreciation.	AQR Capital Management, LLC
AST AQR Large-Cap Portfolio	Seeks long-term capital appreciation.	AQR Capital Management, LLC
AST Balanced Asset Allocation Portfolio	Seeks to obtain the highest potential total return consistent with its specified level of risk tolerance.	Prudential Investments LLC Quantitative Management Associates LLC
AST BlackRock Global Strategies Portfolio	Seeks a high total return consistent with a moderate level of risk.	BlackRock Financial Management, Inc. BlackRock International Limited
AST BlackRock iShares ETF Portfolio	Seeks to maximize total return with a moderate level of risk.	BlackRock Financial Management, Inc.
AST BlackRock Low Duration Bond Portfolio	Seeks to maximize total return, consistent with income generation and prudent investment management.	BlackRock Financial Management, Inc.

AST BlackRock Multi-Asset Income Portfolio	Seeks to maximize current income with consideration for capital appreciation.	BlackRock Financial Management, Inc.

AST BlackRock/Loomis Sayles Bond Portfolio	Seeks to maximize total return, consistent with preservation of capital and prudent investment management.	BlackRock Financial Management, Inc. BlackRock International Limited BlackRock (Singapore) Limited Loomis, Sayles & Company, L.P.

22

PORTFOLIO NAME	INVESTMENT OBJECTIVE(S)	PORTFOLIO ADVISER/SUBADVISER(S)
AST Boston Partners Large-Cap Value Portfolio	Seeks capital appreciation.	Robeco Investment Management, Inc. d/b/a Boston Partners
AST Capital Growth Asset Allocation Portfolio	Seeks to obtain the highest potential total return consistent with its specified level of risk tolerance.	Prudential Investments LLC Quantitative Management Associates LLC
AST ClearBridge Dividend Growth Portfolio	Seeks income, capital preservation, and capital appreciation.	ClearBridge Investments, LLC
AST Cohen & Steers Realty Portfolio	Seeks to maximize total return through investment in real estate securities.	Cohen & Steers Capital Management, Inc.
AST Columbia Adaptive Risk Allocation Portfolio	Pursue consistent total returns by seeking to allocate risks across multiple asset classes.	Columbia Management Investment Advisers, LLC
AST Defensive Asset Allocation Portfolio	Seeks to obtain the highest potential total return consistent with its specified level of risk tolerance.	Prudential Investments LLC Quantitative Management Associates LLC
AST Emerging Managers Diversified Portfolio	Seeks total return.	Dana Investment Advisors, Inc Longfellow Investment Management Co. LLC.
AST FI Pyramis® Quantitative Portfolio	Seeks long-term capital growth balanced by current income.	FIAM LLC

AST FQ Absolute Return Currency Portfolio	Seeks absolute returns not highly correlated with any traditional asset class.	First Quadrant, L.P.

AST Franklin Templeton K2 Global Absolute Return Portfolio	Seeks capital appreciation with reduced market correlation.	K2/D&S Management Co., L.L.C. Franklin Advisers, Inc. Templeton Global Advisers Limited
AST Global Real Estate Portfolio	Seeks capital appreciation and income.	Prudential Real Estate Investors

AST Goldman Sachs Global Growth Allocation Portfolio	Seeks total return made up of capital appreciation and income.	Goldman Sachs Asset Management, L.P.

AST Goldman Sachs Global Income Portfolio	Seeks high total return, emphasizing current income and, to a lesser extent, providing opportunities for capital appreciation.	Goldman Sachs Asset Management International
AST Goldman Sachs Large-Cap Value Portfolio	Seeks long-term growth of capital.	Goldman Sachs Asset Management, L.P.
AST Goldman Sachs Mid-Cap Growth Portfolio	Seeks long-term growth of capital.	Goldman Sachs Asset Management, L.P.
AST Goldman Sachs Multi-Asset Portfolio	Seeks to obtain a high level of total return consistent with its level of risk tolerance.	Goldman Sachs Asset Management, L.P.
AST Goldman Sachs Small-Cap Value Portfolio	Seeks long-term capital appreciation.	Goldman Sachs Asset Management, L.P.
AST Goldman Sachs Strategic Income Portfolio	Seeks total return.	Goldman Sachs Asset Management, L.P.
AST Herndon Large-Cap Value Portfolio	Seeks maximum growth of capital by investing primarily in the value stocks of larger companies.	Herndon Capital Management, LLC
AST High Yield Portfolio	Seeks maximum total return, consistent with preservation of capital and prudent investment management.	J.P. Morgan Investment Management, Inc. PGIM, Inc.
AST Hotchkis & Wiley Large-Cap Value Portfolio (formerly AST Large-Cap Value Portfolio)	Seeks current income and long-term growth of income, as well as capital appreciation.	Hotchkis & Wiley Capital Management, LLC

23

PORTFOLIO NAME	INVESTMENT OBJECTIVE(S)	PORTFOLIO ADVISER/SUBADVISER(S)
AST International Growth Portfolio	Seeks long-term capital growth.	Jennison Associates LLC Neuberger Berman Investment Advisers LLC William Blair Investment Management, LLC
AST International Value Portfolio	Seeks capital growth.	Lazard Asset Management LLC LSV Asset Management
AST Ivy Asset Strategy Portfolio	Seeks total return.	Ivy Investment Management Company
AST J.P. Morgan Global Thematic Portfolio	Seeks capital appreciation consistent with its specified level of risk tolerance.	J.P. Morgan Investment Management, Inc. Security Capital Research & Management Incorporated
AST J.P. Morgan International Equity Portfolio	Seeks capital growth.	J.P. Morgan Investment Management, Inc.
AST J.P. Morgan Strategic Opportunities Portfolio	Seeks to maximize return compared to the benchmark through security selection and tactical asset allocation.	J.P. Morgan Investment Management, Inc.
AST Jennison Global Infrastructure Portfolio	Seeks total return.	Jennison Associates, LLC
AST Jennison Large-Cap Growth Portfolio	Seeks long-term growth of capital.	Jennison Associates LLC
AST Legg Mason Diversified Growth Portfolio	Seeks high risk-adjusted returns compared to its blended index.	Brandywine Global Investment Management, LLC ClearBridge Investments, LLC QS Investors, LLC Western Asset Management Company Western Asset Management Company Limited
AST Loomis Sayles Large-Cap Growth Portfolio	Seeks capital growth. Income realization is not an investment objective and any income realized on the Portfolio’s investments, therefore, will be incidental to the Portfolio’s objective.	Loomis, Sayles & Company, L.P.
AST Lord Abbett Core Fixed Income Portfolio	Seeks income and capital appreciation to produce a high total return.	Lord, Abbett & Co. LLC
AST Managed Alternatives Portfolio	Seeks long-term capital appreciation with a focus on downside protection.	Prudential Investments LLC
AST Managed Equity Portfolio	Seeks to provide capital appreciation.	Prudential Investments LLC Quantitative Management Associates LLC
AST Managed Fixed Income Portfolio	Seeks total return.	Prudential Investments LLC Quantitative Management Associates LLC
AST MFS Global Equity Portfolio	Seeks capital growth.	Massachusetts Financial Services Company
AST MFS Growth Portfolio	Seeks long-term capital growth and future, rather than current income.	Massachusetts Financial Services Company
AST MFS Large-Cap Value Portfolio	Seeks capital appreciation.	Massachusetts Financial Services Company
AST Money Market Portfolio	Seeks high current income and maintain high levels of liquidity.	PGIM, Inc.
AST Morgan Stanley Multi-Asset Portfolio	Seeks total return.	Morgan Stanley Investment Management, Inc.
AST Neuberger Berman Long/Short Portfolio	Seeks long term capital appreciation with a secondary objective of principal preservation.	Neuberger Berman Investment Advisers LLC
AST Neuberger Berman/LSV Mid-Cap Value Portfolio	Seeks capital growth.	LSV Asset Management Neuberger Berman Investment Advisers LLC

24

PORTFOLIO NAME	INVESTMENT OBJECTIVE(S)	PORTFOLIO ADVISER/SUBADVISER(S)
AST New Discovery Asset Allocation Portfolio	Seeks total return.

Affinity Investment Advisors, LLC
Boston Advisors, LLC
C.S. McKee, LP

EARNEST Partners, LLC

Epoch Investment Partners, Inc.

Longfellow Investment Management Co. LLC
Parametric Portfolio Associates LLC

Thompson, Siegel & Walmsley LLC

AST Parametric Emerging Markets Equity Portfolio	Seeks long-term capital appreciation.	Parametric Portfolio Associates LLC
AST Preservation Asset Allocation Portfolio	Seeks to obtain the highest potential total return consistent with its specified level of risk tolerance.	Prudential Investments LLC Quantitative Management Associates LLC
AST Prudential Core Bond Portfolio	Seeks to maximize total return consistent with the long-term preservation of capital.	PGIM, Inc.
AST Prudential Flexible Multi-Strategy Portfolio	Seeks to provide capital appreciation.	Jennison Associates, LLC PGIM, Inc. Quantitative Management Associates, LLC
AST Prudential Growth Allocation Portfolio	Seeks total return.	PGIM, Inc. Quantitative Management Associates LLC
AST QMA Emerging Markets Equity Portfolio	Seeks long-term capital appreciation.	Quantitative Management Associates LLC
AST QMA International Core Equity Portfolio	Seeks long-term capital appreciation.	Quantitative Management Associates LLC
AST QMA Large-Cap Portfolio	Seeks long-term capital appreciation.	Quantitative Management Associates LLC
AST QMA US Equity Alpha Portfolio	Seeks long term capital appreciation.	Quantitative Management Associates LLC
AST RCM World Trends Portfolio	Seeks highest potential total return consistent with its specified level of risk tolerance.	Allianz Global Investors U.S. LLC
AST Schroders Global Tactical Portfolio	Seeks to outperform its blended performance benchmark.	Schroder Investment Management North America Inc. Schroder Investment Management North America Ltd.
AST Small-Cap Growth Opportunities Portfolio	Seeks capital growth.	RS Investment Management Co. LLC Wellington Management Company, LLP
AST Small-Cap Growth Portfolio	Seeks long-term capital growth.	Emerald Mutual Fund Advisers Trust UBS Asset Management (Americas) Inc.
AST Small-Cap Value Portfolio	Seeks to provide long-term capital growth by investing primarily in small-capitalization stocks that appear to be undervalued.	J.P. Morgan Investment Management, Inc. LMCG Investments, LLC
AST T. Rowe Price Asset Allocation Portfolio	Seeks a high level of total return by investing primarily in a diversified portfolio of equity and fixed income securities.	T. Rowe Price Associates, Inc.
AST T. Rowe Price Diversified Real Growth Portfolio	Seeks long-term capital appreciation and secondarily, income.	T. Rowe Price Associates, Inc. T. Rowe Price International Ltd. T. Rowe Price International Ltd. – Tokyo and T. Rowe Price Hong Kong Limited
AST T. Rowe Price Growth Opportunities Portfolio	Seeks a high level of total return by investing primarily in a diversified portfolio of equity and fixed income securities.	T. Rowe Price Associates, Inc. T. Rowe Price International, Ltd. T. Rowe Price International, Ltd. – Tokyo branch and T. Rowe Price Hong Kong Limited

25

PORTFOLIO NAME	INVESTMENT OBJECTIVE(S)	PORTFOLIO ADVISER/SUBADVISER(S)
AST T. Rowe Price Large-Cap Growth Portfolio

Seeks long-term growth of capital by investing predominantly in the equity securities of a limited number of large, carefully selected, high-quality U.S. companies that are judged likely to achieve superior earnings growth.

T. Rowe Price Associates, Inc.
AST T. Rowe Price Natural Resources Portfolio

Seeks long-term capital growth primarily through investing in the common stocks of companies that own or develop natural resources (such as energy products, precious metals and forest products) and other basic commodities.

T. Rowe Price Associates, Inc.
AST Templeton Global Bond Portfolio	Seeks to provide current income with capital appreciation and growth of income.	Franklin Advisers, Inc.
AST WEDGE Capital Mid-Cap Value Portfolio (formerly AST Mid-Cap Value Portfolio)	Seeks to provide capital growth by investing primarily in mid-capitalization stocks that appear to be undervalued.	WEDGE Capital Management LLP
AST Wellington Management Global Bond Portfolio	Seeks to provide consistent excess returns over the Barclays Global Aggregate Bond Index (USD Hedged).	Wellington Management Company LLP
AST Wellington Management Hedged Equity Portfolio

Seeks to outperform a mix of 50% Russell 3000® Index, 20% MSCI EAFE Index, and 30% Treasury Bill Index over a full market cycle by preserving capital in adverse markets utilizing an options strategy while maintaining equity exposure to benefit from up markets through investments in Wellington Management’s equity investment strategies.

Wellington Management Company LLP
AST Wellington Management Real Total Return Portfolio	Seeks long-term real total return.	Wellington Management Company LLP
AST Western Asset Core Plus Bond Portfolio	Seeks to maximize total return, consistent with prudent investment management and liquidity needs, by investing to obtain the average duration specified for the Portfolio.	Western Asset Management Company Western Asset Management Company Limited
AST Western Asset Emerging Markets Debt Portfolio	Seeks to maximize total return.	Western Asset Management Company Western Asset Management Company Limited
BlackRock Global Allocation V.I. Fund - Class III	Seeks high total investment return.	BlackRock Advisors, LLC
JP Morgan Insurance Trust Income Builder Portfolio - Class 2	Seeks to maximize income while maintaining prospects for capital appreciation.	J.P. Morgan Investment Management, Inc.

* These Portfolios may be impacted by the predetermined mathematical formula used in connection with optional living benefits, as discussed earlier in this section.

PORTFOLIOS AVAILABLE WITH OPTIONAL LIVING BENEFITS

As a condition of electing any Highest Daily Lifetime Income v3.0 benefit, we limit the Investment Options to which you may allocate your Account Value to those set forth in the table below (the “Permitted Sub-accounts”). All of the Permitted Sub-accounts are impacted by the predetermined mathematical formula, as discussed earlier in this section. Please note that the DCA Market Value Adjustment Options described in this section are also available if you elect an optional living benefit.

26

PORTFOLIO NAME	INVESTMENT OBJECTIVE(S)	PORTFOLIO ADVISER/SUBADVISER(S)
AST Academic Strategies Asset Allocation Portfolio	Seeks long-term capital appreciation.

AlphaSimplex Group, LLC

AQR Capital Management, LLC
CNH Partners, LLC

CoreCommodity Management, LLC

First Quadrant, L.P.

Jennison Associates LLC

J.P. Morgan Investment Management, Inc.

Pacific Investment Management Company, LLC
Quantitative Management Associates LLC

Western Asset Management Company/Western Asset Management Company Limited

AST Advanced Strategies Portfolio

Seeks a high level of absolute return by using traditional and non-traditional investment strategies and by investing in domestic and foreign equity and fixed income securities, derivative instruments and other investment companies.

Brown Advisory, LLC

Loomis, Sayles & Company, L.P.

LSV Asset Management

Pacific Investment Management Company, LLC
PGIM, Inc.
Quantitative Management Associates LLC

T. Rowe Price Associates, Inc.

William Blair Investment Management, LLC

AST Balanced Asset Allocation Portfolio	Seeks to obtain the highest potential total return consistent with its specified level of risk tolerance.	Prudential Investments LLC Quantitative Management Associates LLC
AST BlackRock Global Strategies Portfolio	Seeks a high total return consistent with a moderate level of risk.	BlackRock Financial Management, Inc. BlackRock International Limited
AST BlackRock iShares ETF Portfolio	Seeks to maximize total return with a moderate level of risk.	BlackRock Financial Management, Inc.
AST Capital Growth Asset Allocation Portfolio	Seeks to obtain the highest potential total return consistent with its specified level of risk tolerance.	Prudential Investments LLC Quantitative Management Associates LLC
AST Defensive Asset Allocation Portfolio	Seeks to obtain the highest potential total return consistent with its specified level of risk tolerance.	Prudential Investments LLC Quantitative Management Associates LLC

AST FI Pyramis® Quantitative Portfolio	Seeks long-term capital growth balanced by current income.	FIAM LLC

AST Goldman Sachs Multi-Asset Portfolio	Seeks to obtain a high level of total return consistent with its level of risk tolerance.	Goldman Sachs Asset Management, L.P.

AST Goldman Sachs Small-Cap Value Portfolio	Seeks long-term capital appreciation.	Goldman Sachs Asset Management, L.P.
AST Goldman Sachs Strategic Income Portfolio	Seeks total return.	Goldman Sachs Asset Management, L.P.
AST Investment Grade Bond Portfolio	Seeks to maximize total return, consistent with the preservation of capital and liquidity needs. Total return is comprised of current income and capital appreciation.	PGIM, Inc..
AST J.P. Morgan Global Thematic Portfolio	Seeks capital appreciation consistent with its specified level of risk tolerance.	J.P. Morgan Investment Management, Inc. Security Capital Research & Management Incorporated
AST J.P. Morgan Strategic Opportunities Portfolio	Seeks to maximize return compared to the benchmark through security selection and tactical asset allocation.	J.P. Morgan Investment Management, Inc.

27

PORTFOLIO NAME	INVESTMENT OBJECTIVE(S)	PORTFOLIO ADVISER/SUBADVISER(S)
AST Legg Mason Diversified Growth Portfolio	Seeks high risk-adjusted returns compared to its blended index.	Brandywine Global Investment Management, LLC ClearBridge Investments, LLC QS Investors, LLC Western Asset Management Company Western Asset Management Company Limited
AST New Discovery Asset Allocation Portfolio	Seeks total return.

Affinity Investment Advisors, LLC
Boston Advisors, LLC
C.S. McKee, LP

EARNEST Partners, LLC

Epoch Investment Partners, Inc.

Longfellow Investment Management Co. LLC
Parametric Portfolio Associates LLC

Thompson, Siegel & Walmsley LLC

AST Preservation Asset Allocation Portfolio	Seeks to obtain the highest potential total return consistent with its specified level of risk tolerance.	Prudential Investments LLC Quantitative Management Associates LLC
AST Prudential Growth Allocation Portfolio	Seeks total return.	PGIM, Inc. Quantitative Management Associates LLC
AST RCM World Trends Portfolio	Seeks highest potential total return consistent with its specified level of risk tolerance.	Allianz Global Investors U.S. LLC
AST Schroders Global Tactical Portfolio	Seeks to outperform its blended performance benchmark.	Schroder Investment Management North America Inc. Schroder Investment Management North America Ltd.
AST T. Rowe Price Asset Allocation Portfolio	Seeks a high level of total return by investing primarily in a diversified portfolio of equity and fixed income securities.	T. Rowe Price Associates, Inc.
AST T. Rowe Price Growth Opportunities Portfolio	Seeks a high level of total return by investing primarily in a diversified portfolio of equity and fixed income securities.	T. Rowe Price Associates, Inc. T. Rowe Price International, Ltd. T. Rowe Price International, Ltd. – Tokyo branch and T. Rowe Price Hong Kong Limited
AST Wellington Management Hedged Equity Portfolio

Seeks to outperform a mix of 50% Russell 3000® Index, 20% MSCI EAFE Index, and 30% Treasury Bill Index over a full market cycle by preserving capital in adverse markets utilizing an options strategy while maintaining equity exposure to benefit from up markets through investments in Wellington Management’s equity investment strategies.

Wellington Management Company LLP

MARKET VALUE ADJUSTMENT OPTION

We currently offer DCA MVA Options. The DCA MVA Options are used with our 6 or 12 Month DCA Program. Amounts allocated to the DCA MVA Options earn the declared rate of interest while the amount is transferred over a 6 or 12 month period into the Sub-accounts that you have designated. A dollar cost averaging program does not assure a profit, or protect against a loss.

For a complete description of our 6 or 12 Month DCA Program, see the applicable section of this prospectus within “Managing Your Account Value.”

We do not currently offer any long term MVA options.

GUARANTEE PERIOD TERMINATION

A DCA MVA Option ends on the earliest of (a) the date the entire amount in the DCA MVA Option is withdrawn or transferred (b) the Annuity Date (c) the date the Annuity is surrendered or (d) the date as of which a Death Benefit is determined, unless the Annuity is continued by a spousal Beneficiary. “Annuity Date” means the date on which we apply

28

your Unadjusted Account Value to the applicable annuity option and begin the payout period. As discussed in the Annuity Options section, there is an age by which you must begin receiving annuity payments, which we call the “Latest Annuity Date.” The “Payout Period” is the period starting on the Annuity Date and during which annuity payments are made.

RATES FOR DCA MVA OPTIONS

We do not have a single method for determining the fixed interest rates for the DCA MVA Options. In general, the interest rates we offer for the DCA MVA Options will reflect the investment returns available on the types of investments we make to support our fixed rate guarantees. These investment types may include cash, debt securities guaranteed by the United States government and its agencies and instrumentalities, money market instruments, corporate debt obligations of different durations, private placements, asset-backed obligations and municipal bonds. In determining rates we also consider factors such as the length of the Guarantee Period for the DCA MVA Options, regulatory and tax requirements, liquidity of the markets for the type of investments we make, commissions, administrative and investment expenses, our insurance risks in relation to the DCA MVA Options, general economic trends and competition. We also take into consideration mortality, expense, administration, profit and other factors in determining the interest rates we credit to DCA MVA Options, and therefore, we credit lower interest rates due to the existence of these factors than we otherwise would.

The interest rate credited to a DCA MVA Option is the rate in effect when the Guarantee Period begins and does not change during the Guarantee Period. The rates are an effective annual rate of interest. We determine, in our sole discretion, the interest rates for the DCA MVA Options. At the time that we confirm your DCA MVA Option, we will advise you of the interest rate in effect and the date your DCA MVA Option matures. We may change the rates we credit to new DCA MVA Options at any time. To inquire as to the current rates for the DCA MVA Options, please call 1-888-PRU-2888. DCA MVA Options are not available in all States and are subject to a minimum rate. Please see Appendix C for Special Contract Provisions for Annuities Issued in Certain States.

The interest under a DCA MVA Option is credited daily on a balance that declines as amounts are transferred, and therefore you do not earn interest on the full amount deposited to the DCA MVA Option.

To the extent permitted by law, we may establish different interest rates for DCA MVA Options offered to a class of Owners who choose to participate in various optional investment programs we make available. We may also offer different interest rates for contracts issued with an optional living benefit than those contracts without such a benefit. For any DCA MVA Option, you will not be permitted to allocate to the DCA MVA Option if the Guarantee Period associated with that DCA MVA Option would end after your Annuity Date.

MARKET VALUE ADJUSTMENT

With certain exceptions, if you transfer or partially withdraw Account Value from a DCA MVA Option prior to the end of the applicable Guarantee Period, you will be subject to a Market Value Adjustment or “MVA”. We assess an MVA (whether positive or negative) upon:

▪ any surrender, partial withdrawal (including a systematic withdrawal, Medically-Related Surrender, or a withdrawal program under Sections 72(t) or 72(q) of the Code), or transfer out of a DCA MVA Option made outside the 30 days immediately preceding the maturity of the Guarantee Period; and

▪ your exercise of the Free Look right under your Annuity, unless prohibited by state law.

We will NOT assess an MVA (whether positive or negative) in connection with any of the following:

▪ partial withdrawals made to meet Required Minimum Distribution rules under the Code in relation to your Annuity, but only if the Required Minimum Distribution is an amount that we calculate and is distributed through a program that we offer;

▪ transfers or partial withdrawals from a DCA MVA Option during the 30 days immediately prior to the maturity of the applicable Guarantee Period, including the Maturity Date of the MVA Option;

▪ transfers made in accordance with the 6 or 12 Month DCA Program;

▪ when a Death Benefit is determined;

▪ deduction of an Annual Maintenance Fee or the Premium Based Charge from the Annuity;

▪  Annuitization under the Annuity; and

▪ transfers made pursuant to a mathematical formula used with an optional living benefit.

The amount of the MVA is determined according to the formula set forth in Appendix D. In general, the amount of the MVA is dependent on the difference between interest rates at the time your DCA MVA Option was established and current interest rates for the remaining Guarantee Period of your DCA MVA Option. For purposes of determining the amount of an MVA, we make reference to an index interest rate that in turn is based on a Constant Maturity Treasury (CMT) rate for a maturity (in months) equal to the applicable duration of the DCA MVA Option. This CMT rate will be determined based on the weekly average of the CMT index of appropriate maturity as of two weeks prior to initiation of the DCA MVA Option. The CMT index will be based on certain U.S. Treasury interest rates, as published in a Federal Reserve Statistical Release. The Liquidity Factor is an element of the MVA formula currently equal to 0.0025 (or 0.25%). It is an adjustment

29

that is applied when an MVA is assessed (regardless of whether the MVA is positive or negative) and, relative to when no Liquidity Factor is applied, will reduce the amount being surrendered or transferred from the DCA MVA Option. Please consult the DCA MVA formula in the appendices to this prospectus for additional detail.

30

FEES, CHARGES AND DEDUCTIONS

In this section, we provide detail about the charges you may incur if you own the Annuity.

The charges under each Annuity are designed to cover, in the aggregate, our direct and indirect costs of selling, administering and providing benefits under the Annuity. They are also designed, in the aggregate, to compensate us for the risks of loss we assume. If, as we expect, the charges that we collect from the Annuity exceed our total costs in connection with the Annuity, we will earn a profit. Otherwise we will incur a loss. For example, Pruco Life may make a profit on the Insurance Charge if, over time, the actual costs of providing the guaranteed insurance obligations and other expenses under the Annuity are less than the amount we deduct for the Insurance Charge. To the extent we make a profit on the Insurance Charge, such profit may be used for any other corporate purpose.

The rates of certain of our charges have been set with reference to estimates of the amount of specific types of expenses or risks that we will incur. In general, a given charge under the Annuity compensates us for our costs and risks related to that charge and may provide for a profit. However, it is possible that with respect to a particular obligation we have under this Annuity, we may be compensated not only by the charge specifically tied to that obligation, but also from one or more other charges we impose.

With regard to charges that are assessed as a percentage of the value of the Sub-accounts, please note that such charges are assessed through a reduction to the Unit value of your investment in each Sub-account, and in that way reduce your Account Value. A “Unit” refers to a share of participation in a Sub-account used to calculate your Unadjusted Account Value prior to the Annuity Date.

Contingent Deferred Sales Charge (“CDSC”): A CDSC reimburses us for expenses related to sales and distribution of the Annuity, including commissions, marketing materials, and other promotional expenses. We may deduct a CDSC if you surrender your Annuity or when you make a partial withdrawal. The CDSC for each Purchase Payment is calculated as a percentage of the Purchase Payment being withdrawn. The charge decreases as the Purchase Payment ages. The aging of a Purchase Payment is measured from the date it is allocated to your Annuity. If you make a partial withdrawal of a Purchase Payment on the day before an anniversary of the date that Purchase Payment was allocated to the Annuity, we will use the CDSC percentage that would apply if the withdrawal was made on the following day. The charge is deducted from the Investment Options in the same proportion as the partial withdrawal upon which it is assessed. The imposition of a CDSC on a withdrawal will not result in any additional CDSC being incurred as a result of the amount withdrawn from the Annuity being greater than the amount of the withdrawal request (i.e., no CDSC will be imposed on the withdrawal of a CDSC).

Each Purchase Payment has its own schedule of CDSCs associated with it. The schedule of CDSCs associated with a Purchase Payment is determined when the Purchase Payment is allocated to the Annuity. The schedule of CDSCs applicable to a Purchase Payment is based on the total of all Purchase Payments allocated to the Annuity, including the full amount of the “new” Purchase Payment, when the Purchase Payment is allocated. Purchase Payments are not reduced by partial withdrawals for purposes of determining the applicable schedule of CDSCs. Thus, to determine which CDSC tier a given Purchase Payment being made currently is assigned, we consider only the sum of Purchase Payments and do not reduce that sum by the amount of any withdrawal. If a portion of a Purchase Payment results in total Purchase Payments crossing into a new Purchase Payment tier (as set forth in the table below), then the entire Purchase Payment will be subject to the CDSC applicable to that tier. Once a Purchase Payment is assigned to a particular tier for purposes of the CDSC, the CDSC schedule for that specific Purchase Payment will not change for the remainder of that CDSC period. Please see Appendix E for examples of the operation of the CDSC.

The combination of CDSC assessed and Premium Based Charge (see below) deducted with respect to any Purchase Payment will never be greater than 9%, as stipulated by Rule 6c-8 under the Investment Company Act of 1940. Purchase Payments are withdrawn on a “first-in, first-out” basis. All Purchase Payments allocated to the Annuity on the same day will be treated as one Purchase Payment for purposes of determining the applicable schedule of CDSCs. The table of CDSCs is as follows:

	Age of Purchase Payment Being Withdrawn
Total Purchase Payment Amount	Less than 1 Year	1 Year or more but less than 2 Years	2 Years or more but less than 3 Years	3 Years or more but less than 4 Years	4 Years or more but less than 5 Years	5 Years or more but less than 6 Years	6 Years or more but less than 7 Years	7 Years or more
Less than $50,000	5.0%	5.0%	4.0%	4.0%	3.0%	3.0%	2.0%	0%
$50,000 or more but less than $100,000	5.0%	4.0%	4.0%	3.0%	3.0%	2.0%	2.0%	0%
$100,000 or more but less than $250,000	4.0%	3.0%	3.0%	2.0%	2.0%	2.0%	1.0%	0%
$250,000 or more but less than $500,000	3.0%	2.0%	2.0%	2.0%	1.0%	1.0%	1.0%	0%
$500,000 or more but less than $1,000,000	2.0%	2.0%	2.0%	1.0%	1.0%	1.0%	1.0%	0%
$1,000,000 or more	2.0%	2.0%	1.0%	1.0%	1.0%	1.0%	1.0%	0%

With respect to a partial withdrawal, we calculate the CDSC by assuming that any available free withdrawal amount is taken out first (see “Free Withdrawal Amounts” later in this prospectus). If the free withdrawal amount is not sufficient, we

31

then assume that any remaining amount of a partial withdrawal is taken from Purchase Payments on a first-in, first-out basis, and subsequently from any other Account Value in the Annuity (including gains), as described in the examples below.

EXAMPLES

These examples are designed to show you how the CDSC is calculated. They do not take into account any other fees and charges. The examples illustrate how the CDSC would apply to reduce your Account Value based on the timing and amount of your withdrawals. They also illustrate how a certain amount of your withdrawal, the “Free Withdrawal Amount,” is not subject to the CDSC. The Free Withdrawal Amount is equal to 10% of all Purchase Payments currently subject to a CDSC in each year and is described in more detail in “Access to Account Value,” later in this prospectus.

Assume you purchase your Annuity with a $75,000 initial Purchase Payment and you make no additional Purchase Payments for the life of your Annuity.

Example 1

Assume the following:

▪ two years after the purchase, your Unadjusted Account Value is $85,000 (your Purchase Payment of $75,000 plus $10,000 of investment gain);

▪ the free withdrawal amount is $7,500 ($75,000 x 0.10);

▪ the applicable CDSC is 4%.

If you request a withdrawal of $50,000, $7,500 is not subject to the CDSC because it is the free withdrawal amount. The remaining amount of your withdrawal is subject to the 4% CDSC.

Gross Withdrawal or Net Withdrawal. Generally, you can request either a gross withdrawal or a net withdrawal. If, however, you are taking your Annual Income Amount through our systematic withdrawal program, you will only be permitted to take that withdrawal on a gross basis. In a gross withdrawal, you request a specific withdrawal amount with the understanding that the amount you actually receive is reduced by any applicable CDSC or tax withholding. In a net withdrawal, you request a withdrawal for an exact dollar amount with the understanding that any applicable deduction for CDSC or tax withholding is taken from your Unadjusted Account Value. This means that an amount greater than the amount of your requested withdrawal may be deducted from your Unadjusted Account Value. To make sure that you receive the full amount requested, we calculate the entire amount, including the amount generated due to the CDSC or tax withholding, that will need to be withdrawn. We then apply the CDSC or tax withholding to that entire amount.

▪ If you request a gross withdrawal, the amount of the CDSC will reduce the amount of the withdrawal you receive. In this case, the CDSC would equal $1,700 (($50,000 – the free withdrawal amount of $7,500 = $42,500) x 0.04 = $1,700). You would receive $48,300 ($50,000 – $1,700). To determine your remaining Unadjusted Account Value after your withdrawal, we reduce your initial Unadjusted Account by the amount of your requested withdrawal. In this case, your Unadjusted Account Value would be $35,000 ($85,000 – $50,000).

▪ If you request a net withdrawal, we first determine the entire amount that will need to be withdrawn in order to provide the requested payment. We do this by first subtracting the free withdrawal amount and dividing the resulting amount by the result of 1 minus the surrender charge. Here is the calculation: $42,500/(1 – 0.04) = $44,270.83. This is the total amount to which the CDSC will apply. The amount of the CDSC is $1,770.83. Therefore, in order for you to receive the full $50,000, we will need to deduct $51,770.83 from your Unadjusted Account Value, resulting in remaining Unadjusted Account Value of $33,229.17.

Example 2

Assume the following:

▪ you took the withdrawal described above as a gross withdrawal;

▪ two years after the withdrawal described above, the Unadjusted Account Value is $48,500 ($35,000 of remaining Unadjusted Account Value plus $13,500 of investment gain);

▪ the free withdrawal amount is still $7,500 because no additional Purchase Payments have been made and the Purchase Payment is still subject to a CDSC; and

▪ the applicable CDSC in Annuity Year 4 is now 3%.

If you now take a second gross withdrawal of $10,000, $7,500 is not subject to the CDSC because it is the free withdrawal amount. The remaining $2,500 is subject to the 3% CDSC or $75 and you will receive $9,925.

No matter how you specify the withdrawal, any Market Value Adjustment resulting from withdrawals of amounts in the MVA Options will not be applied to the amount you receive, but instead will be applied to your Unadjusted Account Value. See “Free Withdrawal Amounts” later in this prospectus for a discussion as to how this might affect an optional living benefit you may have. Please be aware that under the Highest Daily Lifetime Income v3.0 suite of benefits: (a) for a gross withdrawal, if the amount requested exceeds the Annual Income Amount, the excess portion will be treated as Excess

32

Income and (b) for a net withdrawal, if the amount you receive plus the amount of the CDSC deducted from your Unadjusted Account Value exceeds the Annual Income Amount, the excess portion will be treated as Excess Income (which has negative consequences under those benefits).

Upon surrender, we calculate a CDSC based on any Purchase Payments that remain in your Account Value on the date of the surrender (and after all other withdrawals have been taken). If you have made prior partial withdrawals or if your Account Value has declined in value due to negative market performance, the Purchase Payment used in this calculation may be greater than your remaining Account Value. Consequently, a higher CDSC may result than if we had calculated the CDSC as a percentage of remaining Account Value.

We may waive any applicable CDSC under certain circumstances described below in “Exceptions/Reductions to Fees and Charges.”

Premium Based Charge. The Premium Based Charge reimburses us for expenses related to sales and distribution of the Annuity, including commissions, marketing materials, and other promotional expenses. The Premium Based Charge applicable to the Annuity is the sum of such charges applicable to each Purchase Payment. The Premium Based Charge applicable to a Purchase Payment is determined by multiplying (1) the amount of that Purchase payment by (2) its associated Premium Based Charge percentage, as shown in the table that follows. The Premium Based Charge is calculated on each Quarterly Annuity Anniversary for those Purchase Payments subject to the charge as of the prior Valuation Day. Each Purchase Payment is subject to a Premium Based Charge on each of the 28 Quarterly Annuity Anniversaries (i.e., for seven years) that occurs after the Purchase Payment is allocated to the Annuity. Once that time period has expired, the Purchase Payment is no longer subject to the Premium Based Charge. For purposes of calculating the Premium Based Charge: (a) a Purchase Payment is the amount of the Purchase Payment before we deduct any applicable fees, charges or taxes; and (b) Purchase Payments are not reduced by partial withdrawals taken from the Annuity.

The Premium Based Charge for each Purchase Payment is determined when it is allocated to the Annuity (except for those Purchase Payments that are allocated to the Annuity prior to the first Quarterly Annuity Anniversary) based on the total of all Purchase Payments received to date. With respect to those Purchase Payments allocated to the Annuity prior to the first Quarterly Annuity Anniversary, the associated Premium Based Charge percentage for each of those Purchase Payments is determined using the total of all Purchase Payments allocated to the Annuity prior to the first Quarterly Annuity Anniversary (that is, we total all the Purchase Payments received before the first Quarterly Annuity Anniversary to determine the Premium Based Charge that applies to each). For each Purchase Payment allocated to the Annuity on or after the first Quarterly Annuity Anniversary, the associated Premium Based Charge percentage during the seven year charge period is determined using the total of all Purchase Payments allocated to the Annuity through the date of the “new” Purchase Payment, including the full amount of that “new” Purchase Payment. That is, to determine which Premium Based Charge tier a given Purchase Payment being made currently (i.e., a “new” Purchase Payment) is assigned, we add that Purchase Payment amount to the sum of all prior Purchase Payments. A Purchase Payment received on a Quarterly Annuity Anniversary will be subject to its first Premium Based Charge on the next Quarterly Annuity Anniversary.

Each tier of Premium Based Charge is separated by a “breakpoint” dollar amount, as shown in the table below. If a portion of a Purchase Payment results in total Purchase Payments crossing a new Purchase Payment breakpoint (as set forth in the table below), then the entire “new” Purchase Payment will be subject to the Premium Based Charge applicable to that tier. With respect to those Purchase Payments allocated to the Annuity prior to the first Quarterly Annuity Anniversary, the Premium Based Charge percentage applicable to each of those Purchase Payments is based on the total of all such Purchase Payments (that is, we total all the Purchase Payments received before the first Quarterly Annuity Anniversary to determine the Premium Based Charge that applies to each). Purchase Payments received on or after the first Quarterly Annuity Anniversary that result in breakpoints being reached will result in lower charge percentages for only such Purchase Payments and those that follow. Once a Premium Based Charge percentage is established for any Purchase Payment, such percentage is fixed and will not be reduced even if additional Purchase Payments are made or partial withdrawals are taken. Please see Appendix E for examples of the operation of the Premium Based Charge. The Premium Based Charge is deducted pro rata from the Sub-accounts in which you maintain Account Value on the date the Premium Based Charge is due but will not be deducted from the Secure Value Account. To the extent that the Unadjusted Account Value in the Sub-accounts at the time the Premium Based Charge is to be deducted is insufficient to pay the charge, we will deduct the remaining charge from the DCA MVA Options. If a Quarterly Annuity Anniversary falls on a day other than a Valuation Day, we will deduct the Premium Based Charge on the next following Valuation Day. If both a Premium Based Charge and a fee for an optional benefit are to be deducted on the same day, then the Premium Based Charge will be deducted first.

A Premium Based Charge is not deducted: (a) when there are no Purchase Payments subject to the Premium Based Charge; (b) on or after the Annuity Date; (c) if a Death Benefit has been determined under the Annuity (unless Spousal Continuation occurs); or (d) in the event of a full surrender of the Annuity (unless the full surrender occurs on a Quarterly Annuity Anniversary, in which case we will deduct the charge prior to terminating the Annuity).

33

As mentioned above, we will take the Premium Based Charge pro rata from each of the Sub-accounts (including an AST Investment Grade Bond Sub-account used as part of an optional living benefit). If the value of those Sub-accounts is not sufficient to cover the charge, we will take any remaining portion of the charge from the DCA MVA Options. For purposes of deducting the charge from the DCA MVA Options (a) with respect to DCA MVA Options with different amounts of time remaining until maturity, we will take the withdrawal from the DCA MVA Option with the shortest remaining duration, followed by the DCA MVA Option with the next shortest remaining duration (if needed to pay the charge) and so forth (b) with respect to multiple DCA MVA Options that have the same duration remaining until maturity, we take the charge first from the DCA MVA Option with the shortest overall Guarantee Period and (c) with respect to multiple DCA MVA Options that have the same Guarantee Period length and duration remaining until the end of the Guarantee Period, we take the charge pro rata from each such DCA MVA Option. In this prospectus, we refer to the preceding hierarchy as the “DCA MVA Option Hierarchy.” We will only deduct that portion of the Premium Based Charge that does not reduce the Unadjusted Account Value below the lesser of $500 or 5% of the sum of the Purchase Payments allocated to the Annuity (which we refer to here as the “floor”). However, if a Premium Based Charge is deducted on the same day that a withdrawal is taken, it is possible that the deduction of the charge will cause the Unadjusted Account Value to fall below the immediately referenced Account Value “floor.”

The Premium Based Charge is not considered a withdrawal for any purpose, including determination of free withdrawals, CDSC, or calculation of values associated with the optional living benefits.

The table of Premium Based Charges is as follows:

Total Purchase Payment Amount	Premium Based Charge Percentage (deducted quarterly)	Annual Equivalent of Premium Based Charge Percentage
Less than $50,000	0.1750%	0.70%
$50,000 or more, but less than $100,000	0.1500%	0.60%
$100,000 or more, but less than $250,000	0.1250%	0.50%
$250,000 or more, but less than $500,000	0.0875%	0.35%
$500,000 or more, but less than $1,000,000	0.0625%	0.25%
$1,000,000 or more	0.0375%	0.15%

Transfer Fee: Currently, you may make 20 free transfers between Investment Options each Annuity Year. We may charge $10 for each transfer after the 20th in each Annuity Year. We do not consider transfers made as part of a Dollar Cost Averaging or Automatic Rebalancing Program when we count the 20 free transfers. All transfers made on the same day will be treated as one transfer. The following transfers are not subject to the Transfer Fee and are not counted toward the 20 free transfers: (a) transfers made under our 6 or 12 Month DCA Program; (b) transfers made pursuant to a formula used with an optional living benefit; (c) transfers we make to or from the Secure Value Account due to the election, termination or re-election of an optional living benefit and (d) transfers made through any electronic method or program we specify. The transfer fee is deducted pro rata from all Sub-accounts in which you maintain Account Value immediately subsequent to the transfer.

Annual Maintenance Fee: Prior to Annuitization, we deduct an Annual Maintenance Fee. The Annual Maintenance Fee is equal to $50 or 2% of your Unadjusted Account Value, whichever is less. This fee compensates us for administrative and operational costs in connection with the Annuity, such as maintaining our internal systems that support the Annuity. This fee will be deducted annually on the anniversary of the Issue Date of your Annuity or, if you surrender your Annuity during the Annuity Year, the fee is deducted at the time of surrender unless the surrender is taken within 30 days of the most recently assessed Annual Maintenance Fee. The fee is taken out first from the Sub-accounts on a pro rata basis, and then from the DCA MVA Options (if the amount in the Sub-accounts is insufficient to pay the fee). The Annual Maintenance Fee will never be deducted from the Secure Value Account. The Annual Maintenance Fee is only deducted if the sum of the Purchase Payments at the time the fee is deducted is less than $50,000. For purposes of determining the sum of the Purchase Payments at the time the fee is deducted, we do not reduce Purchase Payments by the amount of withdrawals. We do not impose the Annual Maintenance Fee upon Annuitization (unless Annuitization occurs on an Annuity anniversary), or the payment of a Death Benefit. For Beneficiaries that elect the Beneficiary Continuation Option, the Annual Maintenance Fee is the lesser of $30 or 2% of Unadjusted Account Value and is only assessed if the Unadjusted Account Value is less than $25,000 at the time the fee is due. Pursuant to state law, the amount of the Annual Maintenance Fee may differ in certain states.

Tax Charge: Some states and some municipalities charge premium taxes or similar taxes on annuities that we are required to pay. The amount of tax will vary from jurisdiction to jurisdiction and is subject to change. We reserve the right to deduct the tax either when Purchase Payments are received, upon surrender or upon Annuitization. Currently, we deduct the tax charge only upon Annuitization and only in certain states – we will give you further details in the “maturity package” that we will send you prior to Annuitization. If deducted upon Annuitization, we would deduct the tax from your

34

Unadjusted Account Value. The Tax Charge is designed to approximate the taxes that we are required to pay and is assessed as a percentage of Purchase Payments, Surrender Value, or Account Value as applicable. The Tax Charge currently ranges up to 3.5%. We may assess a charge against the Sub-accounts and the DCA MVA Options equal to any taxes which may be imposed upon the Separate Accounts. “Surrender Value” refers to the Account Value (which includes the effect of any MVA) less any applicable CDSC, any applicable tax charges, any charges assessable as a deduction from the Account Value for any optional living benefits provided by rider or endorsement, and any Annual Maintenance Fee.

We will pay company income taxes on the taxable corporate earnings created by this Annuity. While we may consider company income taxes when pricing our products, we do not currently include such income taxes in the tax charges you pay under the Annuity. We will periodically review the issue of charging for these taxes, and may charge for these taxes in the future. We reserve the right to impose a charge for federal income taxes if we determine, in our sole discretion, that we will incur a tax as a result of the operation of the Separate Account.

In calculating our corporate income tax liability, we may derive certain corporate income tax benefits associated with the investment of company assets, including Separate Account assets, which are treated as company assets under applicable income tax law. These benefits reduce our overall corporate income tax liability. We do not pass these tax benefits through to holders of the Separate Account annuity contracts because (i) the contract Owners are not the Owners of the assets generating these benefits under applicable income tax law and (ii) we do not currently include company income taxes in the tax charges you pay under the Annuity.

Insurance Charge: We deduct an Insurance Charge daily based on the annualized rate shown in the “Summary of Contract Fees and Charges.” The charge, which is equal to 0.85% annually, is assessed against the assets allocated to the Sub-accounts. The Insurance Charge is the combination of the Mortality & Expense Risk Charge and the Administration Charge. The Insurance Charge is intended to compensate Pruco Life for providing the insurance benefits under the Annuity, including the Annuity’s Death Benefit (as described in “Death Benefits” later in this prospectus) that, subject to the Annuity’s terms and conditions, provides guaranteed benefits to your Beneficiaries even if your Account Value declines, and the risk that persons we guarantee annuity payments to will live longer than our assumptions. The charge further compensates us for our administrative costs associated with providing the Annuity benefits, including preparation of the contract and prospectus, confirmation statements, annual account statements and annual reports, legal and accounting fees as well as various related expenses. Finally, the charge compensates us for the risk that our assumptions about the mortality risks and expenses under the Annuity are incorrect and that we have agreed not to increase these charges over time despite our actual costs.

Settlement Service Charge: If your Beneficiary takes the death benefit under a Beneficiary Continuation Option, the Insurance Charge no longer applies. However, we then begin to deduct a Settlement Service Charge which compensates us for the cost of providing administrative services in connection with the Beneficiary Continuation Option. This charge is assessed daily against the assets allocated to the Sub-accounts and is equal to an annualized charge of 1.00%.

Fees and Expenses Incurred by the Portfolios: Each Portfolio incurs total annualized operating expenses comprised of an investment management fee, other expenses and any distribution and service (12b-1) fees or short sale expenses that may apply. These fees and expenses are assessed against each Portfolio’s net assets, and reflected daily by each Portfolio before it provides Pruco Life with the net asset value as of the close of business each Valuation Day. More detailed information about fees and expenses can be found in the summary prospectuses and prospectuses for the Portfolios, which can be obtained by calling 1-888-PRU-2888 or at www.prudentialannuities.com.

DCA MVA Option Charges

No specific fees or expenses are deducted when determining the rates we credit to a DCA MVA Option. However, for some of the same reasons that we deduct the Insurance Charge against the Account Value allocated to the Sub-accounts, we also take into consideration mortality, expense, administration, profit and other factors in determining the interest rates we credit to a DCA MVA Option.

EXCEPTIONS/REDUCTIONS TO FEES AND CHARGES

We may reduce or eliminate certain fees and charges or alter the manner in which the particular fee or charge is deducted. For example, we may reduce the amount of any CDSC or the length of time it applies, reduce or eliminate the amount of the Annual Maintenance Fee or reduce the portion of the total Insurance Charge that is deducted as an Administration Charge. We will not discriminate unfairly between Annuity purchasers if and when we reduce any fees and charges.

Annuity Payment Option Charges

There is no specific charge deducted from fixed annuity payments; however, the amount of each annuity payment reflects assumptions about our insurance expenses. Also, a tax charge may apply.

Charges for Optional Living Benefits

35

If you elect to purchase an optional living benefit, we will deduct an additional charge. This charge compensates us for the guarantees provided by the living benefit (as described in “Optional Living Benefits” later in this prospectus) and the risk that persons we guarantee living benefit payments to will live longer than our assumptions. The charge is deducted on each quarterly anniversary (each successive three-month anniversary of the benefit effective date), and is assessed against the greater of Unadjusted Account Value and Protected Withdrawal Value calculated on the last Valuation Day prior to the quarterly anniversary at the quarterly equivalent of the applicable annualized rate. The charge is taken out of the Sub-accounts but will never be taken out of any MVA Option or the Secure Value Account. We reserve the right to increase the charge to the maximum charge indicated upon any “step-up” under the benefit. If we increase the charge, we will notify you by supplementing this Prospectus. Also, if you decide to elect or re-elect a benefit after your Annuity has been issued, the charge for the benefit under your Annuity will equal the current charge for the new Annuity owners up to the maximum indicated. Please refer to the section entitled “Summary of Contract Fees and Charges” for the list of charges for each optional living benefit.

36

PURCHASING YOUR ANNUITY

REQUIREMENTS FOR PURCHASING THE ANNUITY

We may apply certain limitations, restrictions, and/or underwriting standards as a condition of our issuance of the annuity and/or acceptance of Purchase Payments. Certain of the current limitations, restrictions and standards are described below. We may change these limitations, restrictions and standards in the future.

Initial Purchase Payment: An initial Purchase Payment is considered the first Purchase Payment received by us in Good Order and in an amount sufficient to issue your Annuity. This is the payment that issues your Annuity. All subsequent Purchase Payments allocated to the Annuity will be considered additional Purchase Payments. Unless we agree otherwise and subject to our rules, you must make a minimum initial Purchase Payment of $10,000. However, if you decide to make payments under a systematic investment or an electronic funds transfer program, we may accept a lower initial Purchase Payment provided that, within the first Annuity Year, your subsequent Purchase Payments plus your initial Purchase Payment total the minimum initial Purchase Payment amount required for the Annuity purchased.

We must approve any initial and additional Purchase Payments where the total amount of Purchase Payments equals $1,000,000 or more with respect to the aggregate of all annuities you are purchasing from us (or that you already own) and/or our affiliates. To the extent allowed by state law, that required approval also will apply to a proposed change of owner of the Annuity, if as a result of the ownership change, total Purchase Payments with respect to this Annuity and all other annuities owned by the new Owner would equal or exceed that $1 million threshold. We may limit additional Purchase Payments under other circumstances, as explained in “Additional Purchase Payments,” below.

Applicable laws designed to counter terrorists and prevent money laundering might, in certain circumstances, require us to block an Annuity Owner’s ability to make certain transactions, and thereby refuse to accept Purchase Payments or requests for transfers, partial withdrawals, total surrenders, death benefits, or income payments until instructions are received from the appropriate regulator. We also may be required to provide additional information about you and your Annuity to government regulators.

Except as noted below, Purchase Payments must be submitted by check drawn on a U.S. bank, in U.S. dollars, and made payable to Pruco Life. Purchase Payments may also be submitted via 1035 exchange or direct transfer of funds. Under certain circumstances, Purchase Payments may be transmitted to Pruco Life by wiring funds through your Financial Professional’s broker-dealer firm.

Additional Purchase Payments may also be applied to your Annuity under an electronic funds transfer, an arrangement where you authorize us to deduct money directly from your bank account. We may reject any payment if it is received in an unacceptable form. Our acceptance of a check is subject to our ability to collect funds.

Once we accept your application, we invest your Purchase Payment in your Annuity according to your instructions. You can allocate Purchase Payments to one or more available Investment Options. A mandatory allocation to the Secure Value Account and investment restrictions will apply if you elect an optional living benefit.

Speculative Investing: Do not purchase this Annuity if you, anyone acting on your behalf, and/or anyone providing advice to you plan to use it, or any of its riders, for speculation, arbitrage, viatication or any other type of collective investment scheme now or at any time prior to termination of the Annuity. Your Annuity may not be traded on any stock exchange or secondary market. By purchasing this Annuity, you represent and warrant that you are not using this Annuity, or any of its riders, for speculation, arbitrage, viatication or any other type of collective investment scheme.

Currently, we will not issue an Annuity, permit changes in ownership or allow assignments to certain ownership types, including but not limited to: corporations, partnerships and endowments. Further, we will only issue an Annuity, allow changes of ownership and/or permit assignments to certain ownership types if the Annuity is held exclusively for the benefit of the designated Annuitant. You may name as Owner of the Annuity a grantor trust with one grantor only if the grantor is designated as the Annuitant. You may name as Owner of the Annuity, subject to state availability, a grantor trust with two grantors only if the oldest grantor is designated as the Annuitant. We will not issue Annuities to grantor trusts with more than two grantors and we will not permit co-grantors to be designated as either joint Annuitants during the Accumulation Period or Contingent Annuitants.

Where the Annuity is owned by a grantor trust, the Annuity must be distributed within 5 years after the date of death of the first grantor’s death under § 72(s) of the Code. If a non-Annuitant grantor predeceases the Annuitant, the Surrender Value will be payable. The Surrender Value will be payable to the trust and there is no Death Benefit provided under the Annuity except as otherwise described below. Between the date of death of the non-Annuitant grantor and the date that we distribute the Surrender Value, the Account Value is reduced by the Total Insurance Charge and subject to market fluctuations If the Annuitant dies after the death of the first grantor, but prior to the distribution of the Surrender Value of the Annuity, then the Death Benefit amount will be payable as a lump sum to the Beneficiary(ies) as described in the “Death Benefits” section of this prospectus. See the “Death Benefits” section later in this prospectus for information on the amount payable if the Annuitant predeceases the non-Annuitant grantor.

37

Additionally, we will not permit election or re-election of any optional living benefit by certain ownership types. We may issue an Annuity to ownership structures where the annuitant is also the participant in a Qualified or Non-Qualified employer sponsored plan and the Annuity represents his or her segregated interest in such plan. We reserve the right to further limit, restrict and/or change to whom we will issue an Annuity in the future, to the extent permitted by state law. Further, please be aware that we do not provide administration for employer-sponsored plans and may also limit the number of plan participants that may elect to use our Annuity as a funding vehicle.

Age Restrictions: Unless we agree otherwise and subject to our rules, in order to issue the annuity we must receive the application, in Good Order, before the oldest of the Owner(s) and Annuitant(s) turns 81 years old. The availability of certain optional living benefits may vary based on the age of the Owners and Annuitant. In addition, the selling firm through which you are purchasing the Annuity may impose a younger maximum issue age than what is described above – check with your selling firm for details. The “Annuitant” refers to the natural person upon whose life annuity payments payable to the Owner are based.

Additional Purchase Payments: Currently, you may make additional Purchase Payments, provided that the payment is at least $100 (we impose a $50 minimum for electronic funds transfer (“EFT”) purchases). We may amend this Purchase Payment minimum, and/or limit the Investment Options to which you may direct Purchase Payments. Purchase Payments are not permitted after the Account Value is reduced to zero. If you elect an optional living benefit, additional limitations on subsequent Purchase Payments apply. Please see "Optional Living Benefits".

Each additional Purchase Payment will be allocated to the Investment Options according to the instructions you provide with such Purchase Payment. You may not provide allocation instructions that apply to more than one additional Purchase Payment. Thus, if you have not provided allocation instructions with a particular Purchase Payment, we will allocate the Purchase Payment on a pro rata basis to the Sub-accounts in which your Account Value is then allocated, excluding Sub-accounts to which you may not choose to allocate Account Value, such as the AST Investment Grade Bond Sub-account. We will accept additional Purchase Payments up to and including the day prior to the later of (a) the oldest Owner’s 81st birthday (the Annuitant’s 81st birthday, if the Annuity is owned by an entity), or (b) the first anniversary of the Issue Date, unless otherwise required by applicable law or regulation to maintain the tax status of the Annuity.

Please see “Optional Living Benefits” later in this prospectus for limitations on additional purchase payments that apply if you elect one of those options.

Depending on the tax status of your Annuity (e.g, if you own the Annuity through an IRA), there may be annual contribution limits dictated by applicable law. Please see the “Tax Considerations” for additional information on these contribution limits.

If you have elected to participate in the 6 or 12 Month DCA Program, your initial Purchase Payment will be applied to your chosen program. Each time you make an additional Purchase Payment, you will need to elect a new 6 or 12 Month DCA Program for that additional Purchase Payment. If you do not provide such instructions, we will allocate that additional Purchase Payment on a pro rata basis to the Sub-accounts in which your Account Value is then allocated, excluding Sub-accounts to which you may not electively allocate Account Value. Additionally, if your initial Purchase Payment is funded from multiple sources (e.g., a transfer of assets/1035 exchange) then the total amount that you have designated to fund your Annuity will be treated as the initial Purchase Payment for purposes of your participation in the 6 or 12 Month DCA Program.

Additional Purchase Payments may also be limited if the total Purchase Payments under this Annuity and other annuities equals or exceeds $1,000,000.00 as described in more detail in “Initial Purchase Payment,” above.

DESIGNATION OF OWNER, ANNUITANT AND BENEFICIARY: We will ask you to name the Owner(s), Annuitant and one or more Beneficiaries for your Annuity.

▪ Owner: Each Owner holds all rights under the Annuity. You may name up to two Owners in which case all ownership rights are held jointly. Generally, joint Owners are required to act jointly; however, if both Owners instruct us in a written form that we find acceptable, to allow one Owner to act independently on behalf of both Owners we will permit one Owner to do so. All information and documents that we are required to send you will be sent to the first named Owner. Co-ownership by entity Owners or an entity Owner and an individual is not permitted. Refer to the Glossary of Terms for a complete description of the term “Owner.” Prior to Annuitization, there is no right of survivorship (other than any spousal continuation right that may be available to a surviving spouse).

▪ Annuitant: The Annuitant is the person upon whose life we make annuity payments. You must name an Annuitant who is a natural person. We do not accept a designation of joint Annuitants during the Accumulation Period. In limited circumstances and where allowed by law, we may allow you to name one or more “Contingent Annuitants” with our prior approval. Generally, a Contingent Annuitant will become the Annuitant if the Annuitant dies before the Annuity Date. Please refer to the discussion of “Considerations for Contingent Annuitants” in the Tax Considerations section of the prospectus.

38

▪ Beneficiary: The Beneficiary is the person(s) or entity you name to receive the Death Benefit. Your Beneficiary designation should be the exact name of your Beneficiary, not only a reference to the Beneficiary’s relationship to you. If you use a class designation in lieu of designating individuals (e.g. “surviving children”), we will pay the class of Beneficiaries as determined at the time of your death and not the class of Beneficiaries that existed at the time the designation was made. If no Beneficiary is named, the Death Benefit will be paid to you or your estate. For Annuities that designate a custodian or a plan as Owner, the custodian or plan must also be designated as the Beneficiary. If an Annuity is co-owned by spouses, we will assume that the sole primary Beneficiary is the surviving spouse that was named as the co-Owner, unless you elect an alternative Beneficiary designation.

Your right to make certain designations may be limited if your Annuity is to be used as an IRA or other “qualified” investment that is given beneficial tax treatment under the Code. You should seek competent tax advice on the income, estate and gift tax implications of your designations.

RIGHT TO CANCEL

You may cancel (or “Free Look”) your Annuity for a refund by notifying us in Good Order or by returning the Annuity to our Service Office or to the representative who sold it to you within 10 days after you receive it (or such other period as may be required by applicable law). The Annuity can be mailed or delivered either to us, at our Service Office, or to the representative who sold it to you. Return of the Annuity by mail is effective on being postmarked, properly addressed and postage prepaid.

Subject to applicable state law, the amount of the refund will equal the Account Value as of the Valuation Day we receive the returned Annuity at our Service Office or the cancellation request in Good Order, plus any fees or tax charges deducted from the Purchase Payment upon allocation to the Annuity or imposed under the Annuity, less any applicable federal and state income tax withholding. However, where we are required by applicable law to return Purchase Payments, we will return the greater of Account Value and Purchase Payments. If you had Account Value allocated to any DCA MVA Option upon your exercise of the Free Look, we will calculate any applicable MVA with a zero “Liquidity Factor.” See “Market Value Adjustment Option.”

SCHEDULED PAYMENTS DIRECTLY FROM A BANK ACCOUNT

You can make additional Purchase Payments to your Annuity by authorizing us to deduct money directly from your bank account and applying it to your Annuity. We may suspend or cancel electronic funds transfer privileges if sufficient funds are not available from the applicable financial institution on any date that a transaction is scheduled to occur. We may also suspend or cancel electronic funds transfer privileges if we have limited, restricted, suspended or terminated the ability of Owners to submit additional Purchase Payments.

SALARY REDUCTION PROGRAMS

These types of programs are only available with certain types of qualified investments. If your employer sponsors such a program, we may agree to accept periodic Purchase Payments through a salary reduction program as long as the allocations are not directed to the DCA MVA Options.

39

MANAGING YOUR ANNUITY

CHANGE OF OWNER, ANNUITANT AND BENEFICIARY DESIGNATIONS

In general, you may change the Owner, Annuitant and Beneficiary designations by sending us a request in Good Order, which will be effective upon receipt at our Service Office. As of the Valuation Day we receive an ownership change, including an assignment, any automated investment or withdrawal programs will be canceled. The new Owner must submit the applicable program enrollment if they wish to participate in such a program. Where allowed by law, such changes will be subject to our acceptance. Any change we accept is subject to any transactions processed by us before we receive the notice of change at our Service Office.

Some of the changes we will not accept include, but are not limited to:

▪ a new Owner subsequent to the death of the Owner or the first of any co-Owners to die, except where a spouse-Beneficiary has become the Owner as a result of an Owner’s death;

▪ a new Annuitant subsequent to the Annuity Date if the annuity option includes a life contingency;

▪ a new Annuitant prior to the Annuity Date if the Owner is an entity;

▪ a new Owner such that the new Owner is older than the age for which we would then issue the Annuity as of the effective date of such change, unless the change of Owner is the result of spousal continuation;

▪ any permissible designation change if the change request is received at our Service Office after the Annuity Date;

▪ A new Owner or Annuitant that is a certain ownership type, including but not limited to corporations, partnerships, endowments, or grantor trusts with more than two grantors; and

▪ a new Annuitant for an Annuity issued to a grantor trust where the new Annuitant is not the oldest grantor of the trust.

In general, you may change the Owner, Annuitant and Beneficiary designations as indicated above, and also may assign the Annuity. We will allow changes of ownership and/or assignments only if the Annuity is held exclusively for the benefit of the designated Annuitant. We accept assignments of nonqualified Annuities only.

We reserve the right to reject any proposed change of Owner, Annuitant or Beneficiary, as well as any proposed assignment of the Annuity.

We will reject a proposed change where the proposed Owner, Annuitant, Beneficiary or assignee is any of the following:

▪ a company(ies) that issues or manages viatical or structured settlements;

▪ an institutional investment company;

▪ an Owner with no insurable relationship to the Annuitant or Contingent Annuitant (a “Stranger-Owned Annuity” or “STOA”); or

▪ a change in designation(s) that does not comply with or that we cannot administer in compliance with Federal and/or state law.

We will implement this right on a non-discriminatory basis and to the extent allowed by state law, but are not obligated to process your request within any particular timeframe. There are restrictions on designation changes when you have elected certain optional living benefits. Please see Appendix C for Special Contract Provisions for Annuities Issued in Certain States.

Death Benefit Suspension Upon Change of Owner or Annuitant. If there is a change of Owner or Annuitant, the change may affect the amount of the Death Benefit. See “Death Benefits” later in this prospectus for additional details.

Spousal Designations

If an Annuity is co-owned by spouses, we will assume that the sole primary Beneficiary is the surviving spouse that was named as the co-Owner unless you designate a different Beneficiary. Note that any division of your Annuity due to divorce will be treated as a withdrawal and CDSC may apply. If CDSC is applicable, it cannot be divided between the owner and the non-owner ex-spouses. The non-owner ex-spouse may decide whether he or she would like to use the withdrawn funds to purchase a new Annuity that is then available to new contract owners. Please consult with your tax advisor regarding your personal situation if you will be transferring or dividing your Annuity pursuant to a divorce.

Prior to a 2013 Supreme Court decision, and consistent with Section 3 of the federal Defense of Marriage Act (“DOMA”), same sex marriages under state law were not recognized as same sex marriages for purposes of federal law. However, in United States v. Windsor, the U.S. Supreme Court struck down Section 3 of DOMA as unconstitutional, thereby recognizing a valid same sex marriage for federal law purposes. On June 26, 2015, the Supreme Court ruled in Obergefell v. Hodges that same-sex couples have a constitutional right to marry, thus requiring all states to allow same-sex marriage. The Windsor and Obergefell decisions mean that the federal and state tax law provisions applicable to an opposite sex spouse will also apply available to a same sex spouse. Please note that a civil union or registered domestic partnership is generally not recognized as a marriage.

Please consult with your tax or legal adviser for more information.

40

Contingent Annuitant

Generally, if an Annuity is owned by an entity and the entity has named a Contingent Annuitant, the Contingent Annuitant will become the Annuitant upon the death of the Annuitant, and no Death Benefit is payable. Unless we agree otherwise, the Annuity is only eligible to have a Contingent Annuitant designation if the entity which owns the Annuity is (1) a plan described in Internal Revenue Code Section 72(s)(5)(A)(i) (or any successor Code section thereto); (2) an entity described in Code Section 72(u)(1) (or any successor Code section thereto); or (3) a Custodial Account established to hold retirement assets for the benefit of the natural person Annuitant pursuant to the provisions of Section 408(a) of the Internal Revenue Code (or any successor Code section thereto) (“Custodial Account”).

Where the Annuity is held by a Custodial Account, the Contingent Annuitant will not automatically become the Annuitant upon the death of the Annuitant. Upon the death of the Annuitant, the Custodial Account will have the choice, subject to our rules, to either elect to receive the Death Benefit or elect to continue the Annuity. See “Spousal Continuation of Annuity” in “Death Benefits” for more information about how the Annuity can be continued by a Custodial Account, including the amount of the Death Benefit.

41

MANAGING YOUR ACCOUNT VALUE

There are several programs we administer to help you manage your Account Value. We describe our current programs in this section.

DOLLAR COST AVERAGING PROGRAMS

We offer Dollar Cost Averaging Programs during the Accumulation Period. In general, Dollar Cost Averaging allows you to systematically transfer an amount periodically from one Sub-account to one or more other Sub-accounts. You can choose to transfer earnings only, principal plus earnings or a flat dollar amount. You may elect a Dollar Cost Averaging program that transfers amounts monthly, quarterly, semi-annually, or annually from your Sub-accounts (if you make no selection, we will effect transfers on a monthly basis). In addition, you may elect the 6 or 12 Month DCA Program described below.

There is no guarantee that Dollar Cost Averaging will result in a profit or protect against a loss in a declining market.

6 OR 12 MONTH DOLLAR COST AVERAGING PROGRAM (THE “6 OR 12 MONTH DCA PROGRAM”)

The 6 or 12 Month DCA Program is subject to our rules at the time of election and may not be available in conjunction with other programs and benefits we make available. We may discontinue, modify or amend this program from time to time. The 6 or 12 Month DCA Program is not available in all states or with certain benefits or programs. Please see Appendix C for Special Contract Provisions for Annuities Issued in Certain States.

Criteria for Participating in the Program

▪ If you have elected to participate in the 6 or 12 Month DCA Program, your initial Purchase Payment will be applied to your chosen program. Each time you make an additional Purchase Payment, you will need to elect a new 6 or 12 Month DCA Program for that additional Purchase Payment. If you do not provide such instructions, we will allocate that additional Purchase Payment on a pro rata basis to the Sub-accounts in which your Account Value is then allocated, excluding Sub-accounts to which you may not electively allocate Account Value. Additionally, if your initial Purchase Payment is funded from multiple sources (e.g., a transfer of assets/1035 exchange) then the total amount that you have designated to fund your annuity will be treated as the initial Purchase Payment for purposes of your participation in the 6 or 12 Month DCA Program.

▪ You may only allocate Purchase Payments to the DCA MVA Options. You may not transfer Account Value into this program. To institute a program, you must allocate at least $2,000 to the DCA MVA Options.

▪ As part of your election to participate in the 6 or 12 Month DCA Program, you specify whether you want 6 or 12 monthly transfers under the program. We then set the monthly transfer amount, by dividing the Purchase Payment you have allocated to the DCA MVA Options by the number of months. For example, if you allocated $6,000, and selected a 6 month DCA Program, we would transfer $1,000 each month (with the interest earned added to the last payment). We will adjust the monthly transfer amount if, during the transfer period, the amount allocated to the DCA MVA Options is reduced. In that event, we will re-calculate the amount of each remaining transfer by dividing the amount in the DCA MVA Option (including any interest) by the number of remaining transfers. If the recalculated transfer amount is below the minimum transfer required by the program (currently $100), we will transfer the remaining amount from the DCA MVA Option on the next scheduled transfer and terminate the program.

▪ We impose no fee for your participation in the 6 or 12 Month DCA Program.

▪ You may cancel the DCA Program at any time. If you do, we will transfer any remaining amount held within the DCA MVA Options according to your instructions, subject to any applicable MVA. If you do not provide any such instructions, we will transfer any remaining amount held in the DCA MVA Options on a pro rata basis to the Sub-accounts in which you are invested currently, excluding any Sub-accounts to which you are not permitted to choose to allocate or transfer Account Value. If any such Sub-account is no longer available, we may allocate the amount that would have been applied to that Sub-account to the AST Money Market Sub-account, unless restricted due to benefit election.

▪ We credit interest to amounts held within the DCA MVA Options at the applicable declared rates. We credit such interest until the earliest of the following (a) the date the entire amount in the DCA MVA Option has been transferred out; (b) the date the entire amount in the DCA MVA Option is withdrawn; (c) the date as of which any Death Benefit payable is determined, unless the Annuity is continued by a spouse Beneficiary (in which case we continue to credit interest under the program); or (d) the Annuity Date.

▪ The interest rate earned in a DCA MVA Option will be no less than the minimum guaranteed interest rate. We may, from time to time, declare new interest rates for new Purchase Payments that are higher than the minimum guaranteed interest rate. Please note that the interest rate that we apply under the 6 or 12 Month DCA Program is applied to a declining balance. Therefore, the dollar amount of interest you receive will decrease as amounts are systematically transferred from the DCA MVA Option to the Sub-accounts, and the effective interest rate earned will therefore be less than the declared interest rate.

Details Regarding Program Transfers

▪ Transfers made under the Program are not subject to any MVA.

42

▪ Any partial withdrawals, transfers, or fees deducted from the DCA MVA Options will reduce the amount in the DCA MVA Options. If you have only one 6 or 12 Month DCA Program in operation, partial withdrawals, transfers, or fees may be deducted from the DCA MVA Options associated with that program. You may, however, have more than one 6 or 12 Month DCA Program operating at the same time (so long as any such additional 6 or 12 Month DCA Program is of the same duration). For example, you may have more than one 6 month DCA Program running, but may not have a 6 month Program running simultaneously with a 12 month Program.

▪ 6 or 12 Month DCA transfers will begin on the date the DCA MVA Option is established (unless modified to comply with state law) and on each month following until the entire principal amount plus earnings is transferred.

▪ We do not count transfers under the 6 or 12 Month DCA Program against the number of free transfers allowed under your Annuity.

▪ The minimum transfer amount is $100, although we will not impose that requirement with respect to the final amount to be transferred under the program.

▪ If you are participating in one of our automated withdrawal programs (e.g., systematic withdrawals), we may include within that withdrawal program amounts held within the DCA MVA Options. If you have elected any optional living benefit, any withdrawals will be taken on a pro rata basis from your Sub-accounts and the DCA MVA Options. Such withdrawals will be assessed any applicable MVA.

If You Do Not Elect An Optional Living Benefit

▪ We will recalculate the monthly transfer amount to reflect the reduction of Account Value in the DCA MVA Option caused by a partial withdrawal or fees (including Annual Maintenance fee or Premium Based charge). This recalculation may include some or all of the interest credited to the date of the next scheduled transfer. Any interest that is not included in the recalculated transfer amount will be paid with the final transfer amount, unless there is another subsequent withdrawal. If a partial withdrawal reduces the monthly transfer amount below the Minimum Monthly Transfer Amount shown in the DCA Program Schedule Supplement, the remaining balance in the DCA MVA Option will be transferred on the next monthly transfer date to the most-recently selected Investment Options applicable to the DCA MVA Option. If there is no Account Value remaining in the DCA MVA Option following a partial withdrawal, the DCA MVA Option will terminate.

▪ We will make transfers under the 6 or 12 month DCA Program to the Sub-accounts that you specified upon your election of the Program.

If You Elect An Optional Living Benefit

▪ We will recalculate the monthly transfer amount to reflect the reduction of Account Value in the DCA MVA Option caused by a partial withdrawal, fees (including Annual Maintenance fee, Premium Based charge, or any other charges for optional living benefits), or transfers of Account Value from the DCA MVA Option made by us pursuant to a transfer calculation formula under any optional living benefits made a part of your Annuity (“Optional Benefit Transfer”). This recalculation may include some or all of the interest credited to the date of the next scheduled transfer. Any interest that is not included in the recalculated transfer amount will be paid with the final transfer amount, unless there is another subsequent withdrawal or Optional Benefit Transfer. If a partial withdrawal or Optional Benefit Transfer reduces the monthly transfer amount below the Minimum Monthly Transfer Amount shown in the DCA Program Schedule Supplement, the remaining balance in the DCA MVA Option will be transferred on the next monthly transfer date to the most-recently selected Investment Options applicable to the DCA MVA Option. If there is no Account Value remaining in the DCA MVA Option following a partial withdrawal or Optional Benefit Transfer, the DCA MVA Option will terminate.

▪ If you are also participating in the 6 or 12 Month DCA Program, and the predetermined mathematical formula under the benefit dictates a transfer from the Permitted Sub-accounts to the AST Investment Grade Bond Sub-account, then the amount to be transferred will be taken entirely from the Sub-accounts, provided there is sufficient Account Value in those Sub-accounts to meet the required transfer amount. Only if there is insufficient Account Value in those Sub-accounts will an amount be transferred from the DCA MVA Options associated with the 6 or 12 Month DCA Program. Amounts transferred from the DCA MVA Options under the formula will be taken on a last-in, first-out basis, without the imposition of a market value adjustment.

▪ We will allocate amounts transferred out of the DCA MVA Options to the Sub-accounts that you specified upon your election of the 6 or 12 Month DCA Program, provided those instructions comply with the allocation requirements for the optional living benefit. No portion of our monthly transfer under the 6 or 12 Month DCA Program will be directed initially to the AST Investment Grade Bond Sub-account used with the optional living benefit (although the DCA MVA Option is treated as a “Permitted Sub-account” for purposes of transfers made by any predetermined mathematical formula associated with the optional living benefit).

AUTOMATIC REBALANCING PROGRAMS

During the Accumulation Period, we offer Automatic Rebalancing among the Sub-accounts you choose. The “Accumulation Period” refers to the period of time from the Issue Date through the last Valuation Day immediately preceding the Annuity Date. You can choose to have your Account Value rebalanced monthly, quarterly, semi-annually, or

43

annually. On the appropriate date, the Sub-accounts you choose are rebalanced to the allocation percentages you requested. With Automatic Rebalancing, we transfer the appropriate amount from the “overweighted” Sub-accounts to the “underweighted” Sub-accounts to return your allocations to the percentages you request. For example, over time the performance of the Sub-accounts will differ, causing your percentage allocations to shift. You may make additional transfers; however, the Automatic Rebalancing program will not reflect such transfers unless we receive instructions from you indicating that you would like to adjust the Automatic Rebalancing program. There is no minimum Account Value required to enroll in Automatic Rebalancing. All rebalancing transfers as part of an Automatic Rebalancing program are not included when counting the number of transfers each year toward the maximum number of free transfers. We do not deduct a charge for participating in an Automatic Rebalancing program. Participation in the Automatic Rebalancing program may be restricted if you are enrolled in certain other optional programs. Sub-accounts that are part of a systematic withdrawal program or Dollar Cost Averaging program will be excluded from an Automatic Rebalancing program.

If you have an optional living benefit that makes transfers under a predetermined mathematical formula, and you have elected Automatic Rebalancing, you should be aware that: (a) the AST Investment Grade Bond Sub-account used as part of the predetermined mathematical formula will not be included as part of Automatic Rebalancing and (b) the operation of the formula may result in the rebalancing not conforming to the percentage allocations that you specified originally as part of your Automatic Rebalancing program. You should also be aware that because of the mandatory allocation to the Secure Value Account, only the portion of your Account Value allocated to the Permitted Sub-accounts will be included as part of Automatic Rebalancing.

FINANCIAL PROFESSIONAL PERMISSION TO REQUEST WITHDRAWALS AND FORWARD TRANSACTION INSTRUCTIONS

Pursuant to your authorization, your Financial Professional may forward instructions regarding: (1) partial withdrawals of up to $250,000 per transaction (beginning on or about August 24, 2015 and including establishing or making changes to a systematic withdrawal program); (2) the allocation of your Account Value; and (3) financial transactions involving Investment Options. If your Financial Professional has this authority, we deem that all such transactions that are directed by your Financial Professional with respect to your Annuity have been authorized by you. You will receive a confirmation of any financial transaction involving the purchase or sale of Units of your Annuity. You must contact us immediately if and when you revoke such authority. We will not be responsible for acting on instructions from your Financial Professional until we receive notification of the revocation of such person’s authority. We may also suspend, cancel or limit these authorizations at any time. In addition, we may restrict the Investment Options available for transfers or allocation of Purchase Payments by such Financial Professional. We will notify you and your Financial Professional if we implement any such restrictions or prohibitions. PLEASE NOTE: Contracts managed by your Financial Professional also are subject to the restrictions on transfers between Investment Options that are discussed in the section below entitled “Restrictions on Transfers Between Investment Options.” We may also require that your Financial Professional transmit all financial transactions using the electronic trading functionality available through our Internet website (www.prudentialannuities.com). Limitations that we may impose on your Financial Professional under the terms of an administrative agreement (e.g., a custodial agreement) do not apply to financial transactions requested by an Owner on his or her own behalf, except as otherwise described in this prospectus.

RESTRICTIONS ON TRANSFERS BETWEEN INVESTMENT OPTIONS

During the Accumulation Period you may transfer Account Value between Investment Options subject to the restrictions outlined below. Transfers are not subject to taxation on any gain. We do not currently require a minimum amount in each Sub-account you allocate Account Value to at the time of any allocation or transfer. Although we do not currently impose a minimum transfer amount, we reserve the right to require that any transfer be at least $50.

Transfers under this Annuity consist of those you initiate or those made under a systematic program, such as the 6 or 12 Month DCA Program, another dollar cost averaging program, an asset rebalancing program, or pursuant to a mathematical formula required as part of an optional living benefit (e.g., Highest Daily Lifetime Income v3.0). The transfer restrictions discussed in this section apply only to transfers that you initiate, not any transfers under a program or the mathematical formula.

Once you have made 20 transfers among the Sub-accounts during an Annuity Year, we will accept any additional transfer request during that year only if the request is submitted to us in writing with an original signature and otherwise is in Good Order. We do not view a facsimile transmission or other electron transmission as a “writing.” For purposes of this 20 transfer limit, we will treat multiple transfer requests submitted on the same Valuation Day as a single transfer and will not count any transfer that: (i) solely involves the Sub-account corresponding to the AST Money Market Sub-account or an MVA Option; (ii) involves one of our systematic programs, such as automated withdrawals; or (iii) occurs to or from the Secure Value Account due to the election or termination of an optional living benefit.

Frequent transfers among Sub-accounts in response to short-term fluctuations in markets, sometimes called “market timing,” can make it very difficult for a Portfolio manager to manage a Portfolio’s investments. Frequent transfers may

44

cause the Portfolio to hold more cash than otherwise necessary, disrupt management strategies, increase transaction costs, or affect performance. In light of the risks posed to Owners and other investors by frequent transfers, we reserve the right to limit the number of transfers in any Annuity Year for all existing or new Owners and to take the other actions discussed below. We also reserve the right to limit the number of transfers in any Annuity Year or to refuse any transfer request for an Owner or certain Owners if: (a) we believe that excessive transfer activity (as we define it) or a specific transfer request or group of transfer requests may have a detrimental effect on Unit Values or the share prices of the Portfolios; or (b) we are informed by a Portfolio (e.g., by the Portfolio’s Portfolio manager) that the purchase or redemption of shares in the Portfolio must be restricted because the Portfolio believes the transfer activity to which such purchase and redemption relates would have a detrimental effect on the share prices of the affected Portfolio. Without limiting the above, the most likely scenario where either of the above could occur would be if the aggregate amount of a trade or trades represented a relatively large proportion of the total assets of a particular Portfolio. In furtherance of our general authority to restrict transfers as described above, and without limiting other actions we may take in the future, we have adopted the following specific restrictions:

▪ With respect to each Sub-account (other than the AST Money Market Sub-account), we track amounts exceeding a certain dollar threshold that were transferred into the Sub-account. If you transfer such amount into a particular Sub-account, and within 30 calendar days thereafter transfer (the “Transfer Out”) all or a portion of that amount into another Sub-account, then upon the Transfer Out, the former Sub-account becomes restricted (the “Restricted Sub-account”). Specifically, we will not permit subsequent transfers into the Restricted Sub-account for 90 calendar days after the Transfer Out if the Restricted Sub-account invests in a non-international Portfolio, or 180 calendar days after the Transfer Out if the Restricted Sub-account invests in an international Portfolio. For purposes of this rule, we (i) do not count transfers made in connection with one of our systematic programs, such as auto-rebalancing, mandatory allocations to the Secure Value Account or under a predetermined mathematical formula used with an optional living benefit; and (ii) do not categorize as a transfer the first transfer that you make after the Issue Date, if you make that transfer within 30 calendar days after the Issue Date. Even if an amount becomes restricted under the foregoing rules, you are still free to redeem the amount from your Annuity at any time.

▪ We reserve the right to effect transfers on a delayed basis in accordance with our rules regarding frequent transfers. That is, we may price a transfer involving the Sub-accounts on the Valuation Day subsequent to the Valuation Day on which the transfer request was received. Before implementing such a practice, we would issue a separate written notice to Owners that explains the practice in detail.

If we deny one or more transfer requests under the foregoing rules, we will inform you or your Financial Professional promptly of the circumstances concerning the denial.

There are owners of different variable annuity contracts that are funded through the same Separate Account that may not be subject to the above-referenced transfer restrictions and, therefore, might make more numerous and frequent transfers than Annuity Owners who are subject to such limitations. Finally, there are owners of other variable annuity contracts or variable life contracts that are issued by Pruco Life as well as other insurance companies that have the same underlying Portfolios available to them. Since some contract owners are not subject to the same transfer restrictions, unfavorable consequences associated with such frequent trading within the underlying Portfolio (e.g., greater Portfolio turnover, higher transaction costs, or performance or tax issues) may affect all contract owners. Similarly, while contracts managed by a Financial Professional are subject to the restrictions on transfers between Investment Options that are discussed above, if the Financial Professional manages a number of contracts in the same fashion unfavorable consequences may be associated with management activity since it may involve the movement of a substantial portion of an underlying Portfolio assets which may affect all contract owners invested in the affected options. Apart from jurisdiction-specific and contract differences in transfer restrictions, we will apply these rules uniformly (including contracts managed by a Financial Professional) and will not waive a transfer restriction for any Owner.

Although our transfer restrictions are designed to prevent excessive transfers, they are not capable of preventing every potential occurrence of excessive transfer activity. The Portfolios have adopted their own policies and procedures with respect to excessive trading of their respective shares, and we reserve the right to enforce any such current or future policies and procedures. The prospectuses for the Portfolios describe any such policies and procedures, which may be more or less restrictive than the policies and procedures we have adopted. Under SEC rules, we are required to: (1) enter into a written agreement with each Portfolio or its principal underwriter or its transfer agent that obligates us to provide to the Portfolio promptly upon request certain information about the trading activity of individual contract Owners (including an Annuity Owner’s TIN number), and (2) execute instructions from the Portfolio to restrict or prohibit further purchases or transfers by specific Owners who violate the excessive trading policies established by the Portfolio. In addition, you should be aware that some Portfolios may receive “omnibus” purchase and redemption orders from other insurance companies or intermediaries such as retirement plans. The omnibus orders reflect the aggregation and netting of multiple orders from individual owners of variable insurance contracts and/or individual retirement plan participants. The omnibus nature of these orders may limit the Portfolios in their ability to apply their excessive trading policies and procedures. In addition, the other insurance companies and/or retirement plans may have different policies

45

and procedures or may not have any such policies and procedures because of contractual limitations. For these reasons, we cannot guarantee that the Portfolios (and thus Annuity Owners) will not be harmed by transfer activity relating to other insurance companies and/or retirement plans that may invest in the Portfolios.

A Portfolio also may assess a short-term trading fee (also referred to as “redemption fee”) in connection with a transfer out of the Sub-account investing in that Portfolio that occurs within a certain number of days following the date of allocation to the Sub-account. Each Portfolio determines the amount of the short-term trading fee and when the fee is imposed. The fee is retained by or paid to the Portfolio and is not retained by us. The fee will be deducted from your Account Value, to the extent allowed by law. At present, no Portfolio has adopted a short-term trading fee.

46

ACCESS TO ACCOUNT VALUE

TYPES OF DISTRIBUTIONS AVAILABLE TO YOU

During the Accumulation Period you can access your Account Value through partial withdrawals, systematic withdrawals, and where required for tax purposes, Required Minimum Distributions. You can also surrender your Annuity at any time. Depending on your instructions, we may deduct a portion of the Account Value being withdrawn or surrendered as a CDSC. If you surrender your Annuity, in addition to any CDSC, we may deduct the Annual Maintenance Fee, the Premium Based Charge if the surrender occurs on the Quarterly Anniversary that the charge is due, any Tax Charge that applies and the charge for any optional living benefits and may impose an MVA. Certain amounts may be available to you each Annuity Year that are not subject to a CDSC. These are called “Free Withdrawals.” Unless you notify us differently as permitted, partial withdrawals are taken pro rata (i.e. “pro rata” meaning that the percentage of each Investment Option withdrawn is the same percentage that the Investment Option bears to the total Account Value). Each of these types of distributions is described more fully below.

If you have an optional living benefit and you take a withdrawal deemed to be Excess Income that brings your Unadjusted Account Value to zero, both the benefit and the Annuity itself will terminate. See “Optional Living Benefits” later in this prospectus for more information.

TAX IMPLICATIONS FOR DISTRIBUTIONS FROM NONQUALIFIED ANNUITIES

Prior to Annuitization

For federal income tax purposes, a distribution prior to Annuitization is deemed to come first from any “gain” in your Annuity and second as a return of your “cost basis”, if any. Distributions from your Annuity are generally subject to ordinary income taxation on the amount of any investment gain unless the distribution qualifies as a non-taxable exchange or transfer. If you take a distribution prior to the taxpayer’s age 59 1/2, you may be subject to a 10% penalty in addition to ordinary income taxes on any gain. You may wish to consult a professional tax adviser for advice before requesting a distribution.

During the Annuitization Period

During the Annuitization period, a portion of each annuity payment is taxed as ordinary income at the tax rate you are subject to at the time of the payment. The Code and regulations have “exclusionary rules” that we use to determine what portion of each annuity payment should be treated as a return of any cost basis you have in your Annuity. Once the cost basis in your Annuity has been distributed, the remaining annuity payments are taxable as ordinary income. The cost basis in your Annuity may be based on the cost basis from a prior contract in the case of a 1035 exchange or other qualifying transfer.

There may also be tax implications on distributions from qualified Annuities. See “Tax Considerations” for information about qualified Annuities and for additional information about nonqualified Annuities.

FREE WITHDRAWAL AMOUNTS

You can make a full or partial withdrawal from the Annuity during the Accumulation Period, although a CDSC, MVA, and tax consequences may apply. The Annuity offers a “Free Withdrawal” amount that applies only to partial withdrawals. The Free Withdrawal amount is the amount that can be withdrawn from your Annuity each Annuity Year without the application of any CDSC. The Free Withdrawal amount during each Annuity Year is equal to 10% of all Purchase Payments that are currently subject to a CDSC. Withdrawals made within an Annuity Year reduce the Free Withdrawal amount available for the remainder of the Annuity Year. If you do not make a withdrawal during an Annuity Year, you are not allowed to carry over the Free Withdrawal amount to the next Annuity Year.

▪ The Free Withdrawal amount is not available if you choose to surrender your Annuity. Amounts withdrawn as a Free Withdrawal do not reduce the amount of CDSC that may apply upon a subsequent partial withdrawal or surrender of your Annuity.

▪ You can also make partial withdrawals in excess of the Free Withdrawal amount. The minimum partial withdrawal you may request is $100.

Example. This example assumes that no withdrawals have previously been taken.

On January 3rd, to purchase your Annuity, you make an initial Purchase Payment of $20,000.

On January 3rd of the following calendar year, you make a subsequent Purchase Payment to your Annuity of $10,000.

▪ Because in Annuity Year 1 your initial Purchase Payment of $20,000 is still within the CDSC schedule (see “Annuity Owner Transaction Expenses”), your Free Withdrawal amount in Annuity Year 1 equals $20,000 × 0.10, or $2,000.

▪ Because in Annuity Year 2 both your initial Purchase Payment of $20,000 and your subsequent Purchase Payment of $10,000 are still within the CDSC schedule (see “Annuity Owner Transaction Expenses”), your

47

Free Withdrawal amount in Annuity Year 2 equals $20,000 × 0.10, plus $10,000 × 0.10, or $2,000 + $1,000 for a total of $3,000.

To determine if a CDSC applies to partial withdrawals, we first determine if you have previously withdrawn all Purchase Payments. If so, no CDSC applies. If you have not previously withdrawn all Purchase Payments, we:

1. First determine what, if any, amounts qualify as a Free Withdrawal. These amounts are not subject to the CDSC.

2. Next determine what, if any, remaining amounts are in excess of the Free Withdrawal amount. These amounts will be treated as withdrawals of Purchase Payments, as described in “Fees, Charges and Deductions – Contingent Deferred Sales Charge (“CDSC”)” earlier in this prospectus. These amounts may be subject to the CDSC. Purchase Payments are withdrawn on a first-in, first-out basis.

3. Withdraw any remaining amounts from any other Account Value (including gains). These amounts are not subject to the CDSC.

Your withdrawal will include the amount of any applicable CDSC. Generally, you can request a partial withdrawal as either a “gross” or “net” withdrawal. In a “gross” withdrawal, you request a specific withdrawal amount, with the understanding that the amount you actually receive is reduced by any applicable CDSC or tax withholding. Therefore, you may receive less than the dollar amount you specify. In a “net” withdrawal, you request a withdrawal for an exact dollar amount, with the understanding that any applicable deduction for CDSC or tax withholding is taken from your remaining Unadjusted Account Value. Therefore, a larger amount may be deducted from your Unadjusted Account Value than the amount you specify. No matter how you specify the withdrawal, any MVA will not be applied to the amount you receive, but instead will be applied to your Unadjusted Account Value. We will deduct the partial withdrawal from your Unadjusted Account Value which includes the Secure Value Account in accordance with your instructions, although if you have an optional living benefit, your withdrawal must be taken pro rata from each of your Investment Options and the Secure Value Account. For purposes of calculating the applicable portion to deduct from the DCA MVA Options, the Unadjusted Account Value in all your DCA MVA Options is deemed to be in one Investment Option. If you provide no instructions, then we will take the withdrawal according to the DCA MVA Option Hierarchy defined in “Fees, Charges and Deductions” earlier in this prospectus.

If You Do Not Elect An Optional Living Benefit

▪ If you do not elect an optional living benefit, any partial withdrawal taken in an Annuity Year that is above the Free Withdrawal Amount in the same Annuity Year, will be subject to any applicable CDSC.

If You Elect An Optional Living Benefit

▪ Please be aware that although a given partial withdrawal may qualify as a free withdrawal for purposes of not incurring a CDSC, the amount of the withdrawal could exceed the Annual Income Amount under one of the Highest Daily Lifetime Income v3.0 benefits. In that scenario, the partial withdrawal would be deemed “Excess Income” – thereby reducing your Annual Income Amount for future years. For example, if the Annual Income Amount under Highest Daily Lifetime Income v3.0 were $2,000 and a $2,500 withdrawal that qualified as a free withdrawal were made, the withdrawal would be deemed Excess Income, in the amount of $500.

SYSTEMATIC WITHDRAWALS FROM MY ANNUITY DURING THE ACCUMULATION PERIOD

Our systematic withdrawal program is an administrative program designed for you to withdraw a specified amount from your Annuity on an automated basis at the frequency you select. This program is available to you at no additional charge. We may cease offering this program or change the administrative rules related to the program at any time on a non-discriminatory basis.

You may not have a systematic withdrawal program, as described in this section, if you are receiving substantially equal periodic payments under Sections 72(t) and 72(q) of the Internal Revenue Code or Required Minimum Distributions.

You may terminate your systematic withdrawal program at any time. Ownership changes to, and assignment of, your Annuity will terminate any systematic withdrawal program on the Annuity as of the effective date of the change or assignment. Requesting partial withdrawals while you have a systematic withdrawal program may also terminate your systematic withdrawal program as described below.

Please note that systematic withdrawals may be subject to any applicable CDSC and/or an MVA. We will determine whether a CDSC applies and the amount in the same way as we would for a partial withdrawal.

The minimum amount for each systematic withdrawal is $100. If any scheduled systematic withdrawal is for less than $100 (which may occur under a program that provides payment of an amount equal to the earnings in your Annuity for the period requested), we may postpone the withdrawal and add the expected amount to the amount that is to be withdrawn on the next scheduled systematic withdrawal.

If You Do Not Elect An Optional Living Benefit

If you have not elected an optional living benefit, we will withdraw systematic withdrawals from the Investment Options you have designated (your “designated Investment Options”). If you do not designate Investment Options for systematic withdrawals, we will withdraw systematic withdrawals pro rata based on the Account Value in the Investment Options at the time we pay out your withdrawal. “Pro rata” means that the percentage of each Investment Option withdrawn is the

48

same percentage that the Investment Option bears to the total Account Value. For any scheduled systematic withdrawal for which you have elected a specific dollar amount and have specified percentages to be withdrawn from your designated Investment Options, if the amounts in your designated Investment Options cannot satisfy such instructions, we will withdraw systematic withdrawals pro rata (as described above) based on the Account Value across all of your Investment Options.

If You Elect An Optional Living Benefit

If you have certain optional living benefits that guarantee Lifetime Withdrawals (e.g., Highest Daily Lifetime Income v3.0) and elect, or have elected, to receive Lifetime Withdrawals using our systematic withdrawal program, please be advised of the current administrative rules associated with this program:

▪ Systematic withdrawals must be taken from your Account Value on a pro rata basis from the Investment Options and the Secure Value Account at the time we process each withdrawal.

▪ If you either have an existing or establish a new systematic withdrawal program for an amount less than, or equal to, your Annual Income Amount and we receive a request for a partial withdrawal from your Annuity in Good Order, we will process your partial withdrawal request and may cancel your systematic withdrawal program.

▪ If you either have or establish a new systematic withdrawal program for an amount greater than your Annual Income Amount, it is important to note that these systematic withdrawals may result in Excess Income which will negatively impact your Annual Income Amount available in future Annuity Years. A combination of partial withdrawals and systematic withdrawals for an amount greater than your Annual Income Amount will further negatively impact your future Annual Income Amount.

▪ For a discussion of how a withdrawal of Excess Income would impact your optional living benefits, see “Optional Living Benefits” later in this prospectus.

▪ If you are taking your entire Annual Income Amount through the systematic withdrawal program, you must take that withdrawal as a gross withdrawal, not a net withdrawal.

SYSTEMATIC WITHDRAWALS UNDER SECTIONS 72(t)/72(q) OF THE INTERNAL REVENUE CODE

If your Annuity is used as a funding vehicle for certain retirement plans that receive special tax treatment under Sections 401, 403(b), 408 or 408A of the Code, Section 72(t) of the Code may provide an exception to the 10% penalty tax on distributions made prior to age 59 1/2 if you elect to receive distributions as a series of “substantially equal periodic payments.” For Annuities issued as nonqualified annuities, the Code may provide a similar exemption from penalty under Section 72(q) of the Code. Systematic withdrawals under Sections 72(t)/72(q) may be subject to a CDSC and/or an MVA. To request a program that complies with Sections 72(t)/72(q), you must provide us with certain required information in writing on a form acceptable to us. We may require advance notice to allow us to calculate the amount of 72(t)/72(q) withdrawals. The minimum amount for any such withdrawal is $100 and payments may be made monthly, quarterly, semi-annually or annually.

You may also annuitize your Annuity and begin receiving payments for the remainder of your life (or life expectancy) as a means of receiving income payments before age 59 1/2 that are not subject to the 10% penalty.

Please note that if a withdrawal under Sections 72(t) or 72(q) is scheduled to be effected between the last Valuation Day prior to December 25th and December 31st of a given year, then we will process the withdrawal on the last Valuation Day prior to December 25th of that year.

REQUIRED MINIMUM DISTRIBUTIONS

Required Minimum Distributions are a type of systematic withdrawal we allow to meet distribution requirements under Sections 401, 403(b) or 408 of the Code. Required Minimum Distribution rules do not apply to Roth IRAs during the Owner’s lifetime. Under the Code, you may be required to begin receiving periodic amounts from your Annuity. In such case, we will allow you to make systematic withdrawals in amounts that satisfy the minimum distribution rules under the Code. We do not assess a CDSC (if applicable) or an MVA on Required Minimum Distributions from your Annuity if you are required by law to take such Required Minimum Distributions from your Annuity at the time it is taken, provided the amount withdrawn is the amount we calculate as the Required Minimum Distribution and is paid out through a program of systematic withdrawals that we make available. However, a CDSC (if applicable) or an MVA may be assessed on that portion of a systematic withdrawal that is taken to satisfy the Required Minimum Distribution rules in relation to other savings or investment plans under other qualified retirement plans.

The amount of the Required Minimum Distribution may depend on other annuities, savings or investments. We will only calculate the amount of your Required Minimum Distribution based on the value of your Annuity. We require three (3) days advance written notice to calculate and process the amount of your payments. You may elect to have Required Minimum Distributions paid out monthly, quarterly, semi-annually or annually. The $100 minimum amount that applies to systematic withdrawals applies to monthly Required Minimum Distributions but does not apply to Required Minimum Distributions taken out on a quarterly, semi-annual or annual basis.

You may also annuitize your Annuity and begin receiving payments for the remainder of your life (or life expectancy) as a means of receiving income payments and satisfying the Required Minimum Distribution rules under the Code. Please see

49

“optional Living Benefits” for further information relating to Required Minimum Distributions if you own an optional living benefit.

In any year in which the requirement to take Required Minimum Distributions is suspended by law, we reserve the right, in our sole discretion and regardless of any position taken on this issue in a prior year, to treat any amount that would have been considered as a Required Minimum Distribution if not for the suspension as eligible for treatment as described herein.

Please note that if a Required Minimum Distribution is scheduled to be effected between the last Valuation Day prior to December 25th and December 31st of a given year, then we will process the Required Minimum Distribution on the last Valuation Day prior to December 25th of that year.

See “Tax Considerations” for a further discussion of Required Minimum Distributions. For the impact of Required Minimum Distributions on optional living benefits and Excess Income, see “optional Living Benefits – Highest Daily Lifetime Income v3.0 Benefit – Required Minimum Distributions.”

50

SURRENDERS

SURRENDER VALUE

During the Accumulation Period, you can surrender your Annuity at any time, and you will receive the Surrender Value. Upon surrender of your Annuity, you will no longer have any rights under the surrendered Annuity. Your Surrender Value is equal to the Account Value (which includes the effect of any MVA) less any applicable CDSC, any applicable tax charges, any applicable optional living benefit charge and any Annual Maintenance Fee.

Please note: although the Premium Based Charge is not included in the Surrender Value calculation, if you surrender your Annuity on a Quarterly Annuity Anniversary, any applicable Premium Based Charges will apply.

We apply as a threshold, in certain circumstances, a minimum Surrender Value of $2,000. If you purchase an Annuity without a lifetime guaranteed minimum withdrawal benefit, we will not allow you to take any withdrawals that would cause your Annuity’s Account Value, after taking the withdrawal, to fall below the minimum Surrender Value. Likewise, if you purchase an Annuity with a lifetime guaranteed minimum withdrawal benefit, we will not allow you to take a Non-Lifetime Withdrawal (see “Optional Living Benefits – Non-Lifetime Withdrawal Feature”) that would cause your Annuity’s Account Value, after taking the withdrawal, to fall below the minimum Surrender Value. See “Annuity Options” later in this prospectus for information on the impact of the minimum Surrender Value at annuitization.

MEDICALLY-RELATED SURRENDERS

Where permitted by law, you may request to surrender all or part of your Annuity prior to the Annuity Date without application of any otherwise applicable CDSC upon occurrence of a medically-related “Contingency Event” as described below (a “Medically-Related Surrender”). The availability and requirements of such surrender and waiver may vary by state. Although a CDSC will not apply to a qualifying Medically-Related Surrender, please be aware that a withdrawal from the Annuity before you have reached age 59 1/2 may be subject to a 10% tax penalty and other tax consequences – see “Tax Considerations” later in this prospectus.

If you request a full surrender, the amount payable will be your Account Value as of the date we receive, in Good Order, your request to surrender your Annuity. Any applicable MVA will apply to a medically-related surrender.

This waiver of any applicable CDSC is subject to our rules in place at the time of your request, which currently include but are not limited to the following:

▪ If the Owner is an entity, the Annuitant must have been named or any change of Annuitant must have been accepted by us, prior to the “Contingency Event” described below in order to qualify for a Medically-Related Surrender;

▪ If the Owner is an entity, the Annuitant must be alive as of the date we pay the proceeds of such surrender request;

▪ If the Owner is one or more natural persons, all such Owners must also be alive at such time;

▪ We must receive satisfactory proof of the Owner's (or the Annuitant's if entity-owned) confinement in a Medical Care Facility or Fatal Illness in writing on a form satisfactory to us; and

▪ No additional Purchase Payments can be made to the Annuity.

We reserve the right to impose a maximum amount of a Medically-Related Surrender (equal to $500,000), but we do not currently impose that maximum. That is, if the amount of a partial medically-related withdrawal request, when added to the aggregate amount of Medically-Related Surrenders you have taken previously under this Annuity and any other annuities we and/or our affiliates have issued to you exceeds that maximum amount, we reserve the right to treat the amount exceeding that maximum as not an eligible Medically-Related Surrender. A “Contingency Event” occurs if the Owner (or Annuitant if entity-owned) is:

▪ first confined in a “Medical Care Facility” after the Issue Date and while the Annuity is in force, remains confined for at least 90 consecutive days, and remains confined on the date we receive the Medically-Related Surrender request at our Service Office; or

▪ first diagnosed as having a “Fatal Illness” after the Issue Date and while the Annuity is in force. We may require a second or third opinion by a licensed physician chosen by us regarding a diagnosis of Fatal Illness. We will pay for any such second or third opinion.

“Fatal Illness” means a condition (a) diagnosed by a licensed physician; and (b) that is expected to result in death within 24 months after the diagnosis in 80% of the cases diagnosed with the condition. “Medical Care Facility” means a facility operated and licensed pursuant to the laws of any United States jurisdiction providing medically necessary in-patient care, which is (a) prescribed by a licensed physician in writing; (b) recognized as a general hospital or long-term care facility by the proper authority of the United States jurisdiction in which it is located; (c) recognized as a general hospital by the Joint Commission on the Accreditation of Hospitals; and (d) certified as a hospital or long-term care facility; OR (e) a nursing home licensed by the United States jurisdiction in which it is located and offers the services of a Registered Nurse (RN) or Licensed Practical Nurse (LPN) 24 hours a day that maintains control of all prescribed medications dispensed and daily medical records. This waiver is not currently available in California and Massachusetts.

51

ANNUITY OPTIONS

Annuitization involves converting your Unadjusted Account Value to an annuity payment stream, the length of which depends on the terms of the applicable annuity option. Thus, once annuity payments begin, your death benefit, if any, is determined solely under the terms of the applicable annuity payment option, and you no longer participate in any optional living benefit (unless you have annuitized under that benefit). We currently make annuity options available that provide fixed annuity payments. Please refer to the “Optional Living Benefits” section in this prospectus for a description of annuity options that are available when you elect one of the optional living benefits. You must annuitize your entire Unadjusted Account Value; partial annuitizations are not allowed.

Under our Fixed Annuity Options described below, you have a right to choose your annuity start date, provided that it is no later than the first day of the calendar month next following the 95th birthday of the oldest of any Owner and Annuitant whichever occurs first (“Latest Annuity Date”) and no earlier than the earliest permissible Annuity Date. If you do not request an earlier Annuity Date in writing, then your Annuity Date will be the Latest Annuity Date. You may choose one of the Annuity Options described below, and the frequency of annuity payments. Certain annuity options and/or periods certain may not be available, depending on the age of the Annuitant. If a CDSC is still remaining on your Annuity, any period certain must be at least 10 years (or the maximum period certain available, if life expectancy is less than 10 years). You may change your choices before the Annuity Date.

If needed, we will require proof in Good Order of the Annuitant’s age before commencing annuity payments. Likewise, we may require proof in Good Order that an Annuitant is still alive, as a condition of our making additional annuity payments while the Annuitant lives. We will seek to recover any life income annuity payments that we made after the death of the Annuitant.

If the initial annuity payment would be less than $100, we will not allow you to annuitize (except as otherwise specified by applicable law). Instead, we will pay you your current Unadjusted Account Value in a lump sum and terminate your Annuity. Similarly, we reserve the right to pay your Unadjusted Account Value in a lump sum, rather than allow you to annuitize, if the Surrender Value of your Annuity is less than $2,000 on the Annuity Date.

Once fixed annuity payments begin, you no longer receive benefits under any optional living benefit (unless you have annuitized under that benefit) or the Death Benefits described below.

Certain of these annuity options may be available as “settlement options” to Beneficiaries who choose to receive the Death Benefit proceeds as a series of payments instead of a lump sum payment.

Please note that you may not annuitize under one of the Fixed Annuity Options within the first three Annuity Years (except as otherwise specified by applicable law)

Fixed Annuity Options

Option 1

Annuity Payments for a Period Certain: Under this option, we will make equal payments for the period chosen (the “period certain”), up to 25 years (but not to exceed the life expectancy of the Annuitant at the time the Annuity Option becomes effective, as computed under applicable IRS tables). The annuity payments may be made monthly, quarterly, semiannually, or annually, as you choose, for the fixed period. If the Owner dies before the end of period certain, payments will continue to any surviving Owner, or if there is no surviving Owner, the named Beneficiary or your estate if no Beneficiary is named for the remainder of the period certain.

Option 2

Life Income Annuity Option with a Period Certain: Under this option, income is payable monthly, quarterly, semiannually, or annually for the period certain, subject to our then current rules, and thereafter until the death of the Annuitant. Should the Owner or Annuitant die before the end of the period certain, the remaining period certain payments are paid to any surviving Owner, or if there is no surviving Owner, the named Beneficiary, or your estate if no Beneficiary is named, until the end of the period certain. If an annuity option is not selected by the Annuity Date, this is the option we will automatically select for you. We will use a period certain of 10 years, or a shorter duration if the Annuitant’s life expectancy at the time the Annuity Option becomes effective, as computed under applicable IRS tables, is less than 10 years. If in this instance the duration of the period certain is prohibited by applicable law, then we will pay you a lump sum in lieu of this option.

Other Annuity Options We May Make Available

At the Annuity Date, we may make available other annuity options not described above. The additional options we currently offer are:

▪ Life Annuity Option. We currently make available an annuity option that makes payments for the life of the Annuitant. Under that option, income is payable monthly, quarterly, semiannually, or annually, as you choose, until the death of the Annuitant. No additional annuity payments are made after the death of the Annuitant. No minimum number of payments is guaranteed. It is possible that only one payment will be payable if the death of the Annuitant occurs before the date the second payment was due, and no other payments nor death benefits would be payable.

▪ Joint Life Annuity Option. Under the joint lives option, income is payable monthly, quarterly, semiannually, or annually, as you choose, during the joint lifetime of two Annuitants, ceasing with the last payment prior to the death of the second

52

Annuitant. No minimum number of payments is guaranteed under this option. It is possible that only one payment will be payable if the death of all the Annuitants occurs before the date the second payment was due, and no other payments or death benefits would be payable.

▪ Joint Life Annuity Option With a Period Certain. Under this option, income is payable monthly, quarterly, semiannually, or annually for the number of years selected (the “period certain”), subject to our current rules, and thereafter during the joint lifetime of two Annuitants, ceasing with the last payment prior to the death of the second Annuitant. If the Annuitants’ joint life expectancy is less than the period certain, we will institute a shorter period certain, determined according to applicable IRS tables. Should the two Annuitants die before the end of the period certain, the remaining period certain payments are paid to any surviving Owner, or if there is no surviving Owner, the named Beneficiary, or to your estate if no Beneficiary is named, until the end of the period certain.

We reserve the right to cease offering any of these Other Annuity Options. If we do so, we will amend this prospectus to reflect the change. We reserve the right to make available other annuity or settlement options.

53

OPTIONAL LIVING BENEFITS

Overview

Pruco Life offers different optional living benefits, for an additional charge, that can provide retirement income protection for Owners while they are alive. Notwithstanding the additional protection provided under the optional living benefits, the additional cost has the impact of reducing net performance of the Investment Options. Each optional living benefit offers a type of guarantee, regardless of the performance of the Sub-accounts, that may be appropriate for you depending on the manner in which you intend to make use of your Annuity while you are alive. We reserve the right to cease offering any of these optional living benefits for new elections at any time. If we decide to stop offering an optional living benefit in connection with the Annuity, we will first amend this prospectus.

The Highest Daily Lifetime Income v3.0 benefits are “Guaranteed Lifetime Withdrawal Benefits.” These benefits are designed for someone who wants a guaranteed lifetime income stream through withdrawals over time, rather than by annuitizing. Please note that there is a Latest Annuity Date under your Annuity, by which date annuity payments must commence even if you are taking withdrawals under an optional living benefit.

We currently offer the Highest Daily Lifetime Income v3.0 benefits listed below (collectively “Highest Daily v3.0 Benefits”).

Benefit	Description
Highest Daily Lifetime Income v3.0	Provides a guaranteed lifetime income stream through withdrawals during the life of the Annuitant.
Spousal Highest Daily Lifetime Income v3.0	Provides a guaranteed lifetime income stream through withdrawals during the lives of the Annuitant and his or her spouse.

Please see the benefit descriptions that follow for a complete explanation of the terms, conditions and limitations of each optional living benefit.

To make this Prospectus easier to read, we sometimes use different labels than are used in the Annuity. This is illustrated below. Although we use different labels, they have the same meaning in this prospectus as in the Annuity. You should also note that the label “Investment Options” as used in the Annuity includes the Secure Value Account; however, as used in this prospectus “Investment Options” does not include the Secure Value Account.

Annuity	Prospectus
GA Fixed Account	Secure Value Account
Transfer Account	AST Investment Grade Bond Sub-account (“Bond sub-account”)
Annual Income Percentage	Withdrawal Percentage
Required Investment Options	Permitted Sub-accounts

Electing An Optional Living Benefit for Annuities with applications signed on or after April 27, 2015

You may elect any of the optional living benefits listed above only at the time you purchase the Annuity or within 30 days of the date your Annuity is issued for Annuities with applications signed on or after April 27, 2015. If you do not elect an optional living benefit at the time you purchase the Annuity or within 30 days of the date your Annuity is issued, you may not add one in the future. We reserve the right to waive, change and/or further limit availability and election frequencies in the future. There is no guarantee that any benefit will be available for election at a later date. Also, if you elect an optional living benefit in the future, the Withdrawal Percentages and Roll-Up Rate applicable to your optional living benefit will be those in effect at the time you elect the optional living benefit, which may be different than the Withdrawal Percentages and Roll-Up Rate available at the time your Annuity is issued. In addition, if: (a) your Annuity is issued without an optional living benefit: (b) you are participating in a DCA Program and (c) you later elect an optional living benefit, we will cancel your DCA Program. You will not be able to re-elect a DCA Program for your existing Account Value and a new DCA Program will be available to you only if make additional Purchase Payments to your Annuity.

If you elect Highest Daily Lifetime Income v3.0 Benefit and later terminate it, you may be able to re-elect it, subject to our current rules and availability. See “Termination of Existing Optional Living Benefit and Election of a New Optional Living Benefit” for information pertaining to elections, termination and re-election of optional living benefits.

For Annuities that have one of the Highest Daily Lifetime Income v3.0 optional living benefits, we currently limit additional Purchase Payments made after the benefit has been in effect for one year (the “benefit anniversary”) to $50,000 each benefit year. The benefit year begins on the date you elect an optional living benefit (which must be at the time of application or within 30 days of the date your Annuity is issued) and continues through and includes the day immediately preceding the first anniversary of the date you elected or re-elected the optional living benefit. Subsequent benefit years begin on the anniversary of the date you elected or re-elected an optional living benefit and continue through and include the day immediately preceding the next anniversary of the date you elected or re-elected the benefit.

Notwithstanding the $50,000 limit discussed above, we may further limit, suspend or reject any additional Purchase Payments at any time, but would do so only on a non-discriminatory basis. Circumstances where we may limit, restrict, suspend or reject additional Purchase Payments include, but are not limited to, the following:

54

▪  if we determine that, as a result of the timing and amounts of your additional Purchase Payments and withdrawals, the Annual Income Amount is being increased in an unintended fashion (among the factors we will use in making a determination as to whether an action is designed to increase the Annual Income Amount in an unintended fashion is the relative size of additional Purchase Payment(s));

▪ if we are not then offering this benefit for new issues; or

▪ if we are offering a modified version of this benefit for new issues.

If we further exercise our right to suspend, reject and/or place limitations on the acceptance of additional Purchase Payments, you may no longer be able to fund the Highest Daily Lifetime Income v3.0 optional living benefit that you elected to the level you originally intended. This means that you may no longer be able to increase the values associated with your Highest Daily Lifetime Income v3.0 optional living benefit through additional Purchase Payments. This would also impact your ability to make annual contributions to certain qualified Annuities.

When you purchase this Annuity and determine the amount of your initial Purchase Payment, you should consider the fact that we may suspend, reject or limit additional Purchase Payments at some point in the future.

If you wish to elect an optional living benefit and you are currently participating in a systematic withdrawal program, amounts withdrawn under the program must be taken on a pro rata basis from your Annuity’s Sub-accounts, the Secure Value Account and the DCA MVA Options (i.e., in direct proportion to the proportion that each such Sub-account and the Secure Value Account bear to your total Account Value) in order for you to be eligible for the benefit. Thus, you may not elect Highest Daily Lifetime Income v3.0 so long as you participate in a systematic withdrawal program in which withdrawals are not taken pro rata.

Prior to a 2013 Supreme Court decision, and consistent with Section 3 of the federal Defense of Marriage Act (“DOMA”), same sex marriages under state law were not recognized as same sex marriages for purposes of federal law. However, in United States v. Windsor, the U.S. Supreme Court struck down Section 3 of DOMA as unconstitutional, thereby recognizing a valid same sex marriage for federal law purposes. On June 26, 2015, the Supreme Court ruled in Obergefell v. Hodges that same-sex couples have a constitutional right to marry, thus requiring all states to allow same-sex marriage. The Windsor and Obergefell decisions mean that the federal and state tax law provisions applicable to an opposite sex spouse will also apply to a same sex spouse. Please note that a civil union or registered domestic partnership is generally not recognized as a marriage.

Please consult with your tax or legal adviser before electing the Spousal Benefit for a domestic partner or civil union partner.

Conditions of Electing An Optional Living Benefit

When you elect an optional living benefit, certain conditions apply. First, you are limited in the Sub-accounts to which you can allocate Account Value. Second, we will allocate a portion of your Account Value to the Secure Value Account. Last, we will apply a predetermined mathematical formula that may make transfers of your Account Value. These conditions are discussed briefly below.

Allocation of Account Value

As a condition of electing an optional living benefit, we limit the Investment Options to which you may allocate your Account Value (the “Permitted Sub-accounts”). If you elect an optional living benefit after your Annuity is issued (which must occur within 30 days of the date your Annuity is issued for Annuities with applications signed on or after April 27, 2015), we will require you to reallocate Account Value that is currently allocated to Sub-accounts other than the Permitted Sub-accounts to the Permitted Sub-accounts. Please see “Investment Options” earlier in this prospectus for a listing of the Permitted Sub-accounts. We reserve the right to terminate your optional living benefit if you allocate amounts to a Sub-account that is not permitted. Prior to terminating an optional living benefit, we will send you written notice and provide you with an opportunity to reallocate to the Permitted Sub-accounts. If you terminate a previously elected optional living benefit, you will be able to allocate your Account Value to any of the Sub-accounts listed under “Portfolios Available If An Optional Living Benefit Is Not Elected” in “Investment Options” earlier in this prospectus.

We may change the Permitted Sub-accounts available with an optional living benefit. For more information, see “Other Important Considerations” in the benefit descriptions that follow.

The Secure Value Account

When you elect an optional living benefit at the time you purchase your Annuity, we allocate 10% of your initial Purchase Payment to the Secure Value Account. This means that 90% of your Purchase Payment will be allocated to the Permitted Sub-accounts. If you elect an optional living benefit after your Annuity is issued (which must occur within 30 days of the date your Annuity is issued for Annuities with applications signed on or after April 27, 2015), we will then allocate the same mandatory 10% of your Unadjusted Account Value to the Secure Value Account and 90% of your Unadjusted Account Value will remain allocated to the Permitted Sub-accounts. In addition, 10% of all additional Purchase Payments made while an optional living benefit is in effect will be allocated to the Secure Value Account. You cannot make transfers into or out of the Secure Value Account. The percentage of your overall Account Value in the Secure Value Account will change over time due to the performance of the Permitted Sub-accounts and interest credited to the Secure Value

55

Account. When this happens, we will not rebalance your Account Value in order to maintain the 10% allocation to the Secure Value Account.

We credit a fixed rate of interest daily on the Account Value allocated to the Secure Value Account while the benefit is in effect (the “crediting rate”). We determine this rate not more frequently than once a year based on several factors, including the investment return of the assets underlying our general account. The crediting rate will initially be based on the current crediting rate we offer when you elect the optional living benefit. On each benefit anniversary, your crediting rate will equal the then current renewal rate. We will send you a confirmation that shows the renewal rate each year. The crediting rate will apply to all amounts allocated to the Secure Value Account, including 10% of any additional Purchase Payments you make, until the following benefit anniversary. The minimum crediting rate is shown in your Annuity as the “Minimum GA Fixed Account Rate” and will not be less than 0.50% for the first 10 benefit years, and 1.00% thereafter.

The Predetermined Mathematical Formula

Each optional living benefit also requires your participation in a predetermined mathematical formula that may transfer your Account Value between the Permitted Sub-accounts and the AST Investment Grade Bond Sub-account. For more information, see, “Overview of The Predetermined Mathematical Formula” under “Highest Daily Lifetime Income v3.0 Benefit” in the benefit descriptions that follow.

Impact of Optional Living Benefit Conditions

The optional living benefit investment requirements and the formula are designed to reduce the difference between your Account Value and our liability under the optional living benefit. Minimizing such difference generally benefits us by decreasing the risk that we will use our own assets to make benefit payments to you. The investment requirements and the formula do not guarantee any reduction in risk or volatility or any increase in Account Value. In fact, the Permitted Sub-account investment requirements could mean that you miss appreciation opportunities in other Investment Options. The formula could mean that you miss opportunities for investment gains in your selected Sub-accounts while Account Value is allocated to the AST Investment Grade Bond Sub-account, and there is no guarantee that the AST Investment Grade Bond Sub-account will not lose value. These requirements, however, could also protect your Account Value from losses that may occur in other Investment Options.

The Secure Value Account reduces potential volatility of your Account Value and provides a fixed, guaranteed rate of return that is supported by our general account. This helps us manage the risks associated with offering optional living benefits. The required allocation to the Secure Value Account could mean that you miss opportunities for investment gains that would be possible if you were entirely invested in the Permitted Sub-accounts. The required allocation to the Secure Value Account, however, could also protect your Account Value from losses that may have otherwise occurred if your entire Account Value was allocated to the Permitted Sub-accountsAST Investment Grade Bond Sub-account.

We are not providing you with investment advice through the use of these conditions. In addition, these conditions do not constitute an investment strategy that we are recommending to you.

Additional Purchase Payments

While Highest Daily Lifetime Income v3.0 is in effect, we may limit, restrict, suspend or reject any additional Purchase Payment at any time. We currently limit additional Purchase Payments received after the first anniversary of the benefit effective date to $50,000 in each benefit year.

Notwithstanding the $50,000 limit discussed above, we may further limit, suspend or reject any additional Purchase Payment at any time, but would only do so on a non-discriminatory basis. Circumstances where we may further limit, restrict, suspend or reject additional Purchase Payments include, but are not limited to, the following:

▪ if we determine that, as a result of the timing and amounts of your additional Purchase Payments and withdrawals, the Annual Income Amount is being increased in an unintended fashion (among the factors we will use in making a determination as to whether an action is designed to increase the Annual Income Amount in an unintended fashion is the relative size of additional Purchase Payment(s));

▪ if we are not then offering this benefit for new issues; or

▪ if we are offering a modified version of this benefit for new issues.

If we further exercise our right to restrict, suspend, reject and/or place limitations on the acceptance of additional Purchase Payments, you may no longer be able to fund your Highest Daily Lifetime Income v3.0 Benefit to the level you originally intended. This means that your ability to increase the values associated with your Highest Daily Lifetime Income v3.0 Benefit through additional Purchase Payments may be limited or suspended. When you purchase this Annuity and determine the amount of your initial Purchase Payment, you should consider the fact that we may suspend, reject or limit additional Purchase Payments at some point in the future.

Lifetime Withdrawals Under an Optional Living Benefit

The optional living benefits guarantee the ability to withdraw an annual amount each contract year (the “Annual Income Amount”), regardless of the performance of your Account Value. The Annual Income Amount is available until the death of the Annuitant (or the death of two spouses, if a spousal benefit is elected), subject to our rules regarding the timing and amount of withdrawals. The Annual Income Amount is initially equal to a percentage (the “Withdrawal Percentage”) of a specific value (the “Protected Withdrawal Value”) as discussed below.

56

Under any of the optional living benefits, withdrawals in excess of the Annual Income Amount, called “Excess Income,” will impact the value of the benefit including a permanent reduction in future guaranteed amounts, as discussed in the benefit descriptions that follow.

Termination of Existing Optional Living Benefit and Election of a New Optional Living Benefit

If you elect an optional living benefit, you may not terminate the benefit prior to the first benefit anniversary. This means once you elect the benefit, you will be subject to the benefit charge and the conditions discussed earlier in this section for at least the first benefit year, unless you surrender the Annuity. After you terminate the benefit, you may elect one of the then currently available benefits, subject to availability of the benefit at that time and our then current rules. Currently, you must wait 90 days from the date you terminate your previous benefit (the “waiting period”) before you can make a new benefit election. Please note that once you terminate an existing Highest Daily v3.0 Benefit, you lose the guarantees that you had accumulated under that benefit and will begin the new guarantees under the newly elected Highest Daily v3.0 Benefit based on your Unadjusted Account Value as of the date the new benefit becomes effective. Also, the Withdrawal Percentages and Roll-Up Rate applicable to the newly elected Highest Daily v3.0 Benefit may be different than those applicable to your terminated benefit. If you later decide to re-elect an optional living benefit, your Account Value must be allocated to the then Permitted Sub-accounts. The mandatory allocation to the Secure Value Account will also apply. We reserve the right to waive, change and/or further limit availability, waiting periods and election frequencies in the future. Check with your Financial Professional regarding the availability of re-electing or electing a benefit and any waiting period. The benefit you re-elect may not provide the same guarantees and/or may be more expensive than the benefit you are terminating. In purchasing the Annuity and electing benefits, you should consider that there is no guarantee that any benefit will be available for election at a later date. You and your Financial Professional should carefully consider whether terminating your existing Highest Daily v3.0 Benefit and electing a new Highest Daily v3.0 Benefit is appropriate for you.

Please refer to the benefit descriptions that follow for a complete explanation of the terms, conditions and limitations of each optional living benefit. You should consult with your Financial Professional to determine if any of these optional living benefits may be appropriate for you based on your financial needs. As is the case with optional living benefits in general, the fulfillment of our guarantee under these benefits is dependent on our claims-paying ability.

HIGHEST DAILY LIFETIME INCOME v3.0 BENEFIT

Highest Daily Lifetime Income v3.0 guarantees the ability to withdraw the “Annual Income Amount” regardless of the investment performance of your Unadjusted Account Value. The Annual Income Amount is available until the death of the Annuitant, subject to our rules regarding the timing and amount of withdrawals. The Annual Income Amount is initially equal to the Protected Withdrawal Value multiplied by the Withdrawal Percentage as discussed below. You are guaranteed to be able to withdraw the Annual Income Amount for the rest of your life provided that you do not take withdrawals of Excess Income that result in your Unadjusted Account Value being reduced to zero. Withdrawals of Excess Income that reduce your Unadjusted Account Value to zero will terminate the Annuity and the optional living benefit. Withdrawals of Excess Income that do not reduce your Unadjusted Account Value to zero will reduce the Annual Income Amount in future Annuity Years on a proportional basis. We also permit you to designate the first withdrawal from your Annuity as a one-time “Non-Lifetime Withdrawal.” You may wish to take a Non-Lifetime Withdrawal if you have an immediate need for access to your Account Value but do not wish to begin lifetime payments under the optional living benefit. All other partial withdrawals from your Annuity are considered “Lifetime Withdrawals” under the benefit. Withdrawals are taken first from your Account Value. We are only required to begin making lifetime income payments to you under our guarantee when and if your Unadjusted Account Value is reduced to zero (for any reason other than due to withdrawals of Excess Income).

The income benefit under Highest Daily Lifetime Income v3.0 currently is based on a single “designated life” who is at least 50 years old on the benefit effective date. Highest Daily Lifetime Income v3.0 is not available if you elect any other optional living benefit.

Although you are guaranteed the ability to withdraw your Annual Income Amount for life even if your Unadjusted Account Value falls to zero, if any particular withdrawal is a withdrawal of Excess Income (as described below) and brings your Unadjusted Account Value to zero, your Annual Income Amount also would fall to zero, and the benefit and the Annuity then would terminate. In that scenario, no further amount would be payable under Highest Daily Lifetime Income v3.0.

Please note that if you elect Highest Daily Lifetime Income v3.0, your Account Value is not guaranteed, can fluctuate and may lose value.

You may also participate in the 6 or 12 Month DCA Program if you elect Highest Daily Lifetime Income v3.0, subject to the 6 or 12 Month DCA Program's rules. See “6 or 12 Month Dollar Cost Averaging Program” for details.

Election of and Designations under the Benefit

For Highest Daily Lifetime Income v3.0, there must be either a single Owner who is the same as the Annuitant, or if the Annuity is entity-owned, there must be a single natural person Annuitant. In either case, the Annuitant must be at least 50 years old. Any change of the Annuitant under the Annuity will result in cancellation of Highest Daily Lifetime Income v3.0.

57

Similarly, any change of Owner will result in cancellation of Highest Daily Lifetime Income v3.0, except if (a) the new Owner has the same taxpayer identification number as the previous Owner, (b) ownership is transferred from a custodian or other entity to the Annuitant, or vice versa or (c) ownership is transferred from one entity to another entity that satisfies our ownership guidelines. Please see Appendix C for Special Contact Provisions for Annuities Issued in Certain States.

Key Features and Examples

Descriptions and examples of the key features of the optional living benefit are set forth below. The examples are provided only to illustrate the calculation of various components of the optional living benefit. These examples do not reflect any of the fees and charges under the Annuity. As a result, these examples may not reflect the probable results of the benefit.

Protected Withdrawal Value

The Protected Withdrawal Value is only used to calculate the initial Annual Income Amount and the benefit fee. The Protected Withdrawal Value is separate from your Unadjusted Account Value and not available as cash or a lump sum withdrawal. On the effective date of the benefit, the Protected Withdrawal Value is equal to your Unadjusted Account Value. On each Valuation Day thereafter, until the date of your first Lifetime Withdrawal (excluding any Non-Lifetime Withdrawal discussed below), the Protected Withdrawal Value is equal to the “Periodic Value” described in the next paragraphs.

Before you take your first Lifetime Withdrawal, your Protected Withdrawal Value is calculated using your “Periodic Value.” Your Periodic Value is initially equal to the Unadjusted Account Value on the effective date of the benefit. On each Valuation Day thereafter until the first Lifetime Withdrawal, we recalculate the Periodic Value, as detailed below.

During the first 10 benefit years and before you take your first Lifetime Withdrawal, the Periodic Value is the greater of:

▪ the Periodic Value for the immediately preceding business day (the “Prior Valuation Day”) appreciated at the daily equivalent of the Roll-Up Rate during the calendar day(s) between the Prior Valuation Day and the Current Valuation Day, plus the amount of any Purchase Payments made on the Current Valuation Day, reduced for any Non-Lifetime Withdrawal made on the Current Valuation Day (as described in “Non-Lifetime Withdrawal Feature” below); and

▪ the Unadjusted Account Value on the Current Valuation Day.

Withdrawal Percentages and Roll-Up Rate

Withdrawal Percentages are used to calculate your Annual Income Amount at the time of your first Lifetime Withdrawal. Withdrawal Percentages are also applied to any additional Purchase Payments you make and used to determine whether any Highest Daily Auto Step-Up will occur (see “Highest Daily Auto Step-Up” later in this section).

The Roll-Up Rate is the guaranteed compounded rate of return credited to your Protected Withdrawal Value until the earlier of your first Lifetime Withdrawal and the 10th benefit anniversary. If you begin taking Lifetime Withdrawals prior to your 10th benefit anniversary, the Roll-Up Rate will no longer increase your Protected Withdrawal Value.

We declare the current Withdrawal Percentages and Roll-Up Rate that will apply to your Annuity. The current Withdrawal Percentages and Roll-Up Rate are set forth in the applicable Rate Sheet Prospectus Supplement that must accompany this prospectus. Once the Withdrawal Percentages and Roll-Up Rate for your Annuity are established, they will not change while the benefit is in effect. If you terminate and later re-elect the optional living benefit, the Withdrawal Percentages and Roll-Up Rate in effect at the time you re-elect the optional living benefit will apply to your new benefit.

Example of Calculating Your Periodic Value Before Your First Lifetime Withdrawal, On or Before the 10th Anniversary of the Benefit Effective Date

Assume: (1) you purchase the Annuity and elect Highest Daily Lifetime Income v3.0 on February 10th; (2) the applicable Roll-Up Rate is 5%; (3) on February 13th, you make an additional Purchase Payment of $50,000, and (4) your Unadjusted Account Value is as shown below.

Note: all numbers are rounded to the nearest dollar for the purpose of this example

Date	Unadjusted Account Value
February 10th	$150,000
February 11th	$149,500
February 12th	$150,500
February 13th *	$200,150

* Includes the value of the additional Purchase Payment.

58

Periodic Value on February 10th	$150,000
Periodic Value on February 11th is the greater of:
(1) Periodic Value for the immediately preceding business day appreciated at the daily equivalent of 5% annually $150,000 x (1.05)(1/365) =	$150,020
and (2) Unadjusted Account Value =	$149,500
Periodic Value on February 11th	$150,020
Periodic Value on February 12th is the greater of:
(1) Periodic Value for the immediately preceding business day appreciated at the daily equivalent of 5% annually $150,020 x (1.05)(1/365) =	$150,040
and (2) Unadjusted Account Value =	$150,500
Periodic Value on February 12th	$150,500
Periodic Value on February 13th is the greater of:
(1) Periodic Value for the immediately preceding business day appreciated at the daily equivalent of 5% annually $150,500 x (1.05)(1/365) = $150,520 plus the Purchase Payment of $50,000 =	$200,520
and (2) Unadjusted Account Value =	$200,150
Periodic Value on February 13th	$200,520

After the first 10 benefit years but before you take your first Lifetime Withdrawal, the Roll-Up Rate will no longer increase your Periodic Value, and your Protected Withdrawal Value will be the greater of:

▪ the Periodic Value for the Prior Valuation Day, plus the amount of any additional Purchase Payments made on the Current Valuation Day, reduced for any Non-Lifetime Withdrawal made on the Current Valuation Day; and

▪ the Unadjusted Account Value on the Current Valuation Day.

Because the daily appreciation of the Roll-Up Rate ends after the 10th anniversary of the benefit effective date, you should carefully consider when it is most appropriate for you to begin taking withdrawals under the benefit.

Example of Calculating Your Periodic Value Before Your First Lifetime Withdrawal, After the 10th Anniversary of the Benefit Effective Date

Assume: (1) the 10th anniversary of the date you elected Highest Daily Lifetime Income v3.0 was February 10th; (2) on March 10th, your Periodic Value is $300,000; (3) on March 13th, you make an additional Purchase Payment of $25,000; and (4) your Unadjusted Account Value is as shown below.

Note: all numbers are rounded to the nearest dollar for the purpose of this example

Date	Unadjusted Account Value
March 11th	$299,500
March 12th	$300,750
March 13th *	$325,400

* Includes the value of the additional Purchase Payment.

59

Periodic Value on March 10th	$300,000
Periodic Value on March 11th is the greater of:
(1) Periodic Value for the immediately preceding business day =	$300,000
and (2) Unadjusted Account Value =	$299,500
Periodic Value on March 11th	$300,000
Periodic Value on March 12th is the greater of:
(1) Periodic Value for the immediately preceding business day =	$300,000
and (2) Unadjusted Account Value =	$300,750
Periodic Value on March 12th	$300,750
Periodic Value on March 13th is the greater of:
(1) Periodic Value for the immediately preceding business day ($300,750) plus the Purchase Payment of $25,000 =	$325,750
and (2) Unadjusted Account Value =	$325,400
Periodic Value on March 13th	$325,750

After you take your first Lifetime Withdrawal, your Protected Withdrawal Value will be the greater of:

▪ the Protected Withdrawal Value on the date of the first Lifetime Withdrawal, increased for additional Purchase Payments and reduced for subsequent Lifetime Withdrawals; and

▪ the highest daily Unadjusted Account Value upon any step-up, increased for additional Purchase Payments and reduced for subsequent Lifetime Withdrawals (see “Highest Daily Auto Step-Up” later in this section).

Annual Income Amount

The Annual Income Amount is the annual amount of income for which you are eligible for life under Highest Daily Lifetime Income v3.0. The Annual Income Amount is equal to the applicable Withdrawal Percentage multiplied by the Protected Withdrawal Value at the time of the first Lifetime Withdrawal. The applicable Withdrawal Percentage initially depends on the age of the Annuitant on the date of the first Lifetime Withdrawal. For example, if your Protected Withdrawal Value is $300,000 and the applicable Withdrawal Percentage is 5%, your initial Annual Income Amount would be $15,000. The Annual Income Amount does not reduce in subsequent Annuity Years, unless you take a withdrawal of Excess Income as described below. Any additional Purchase Payment that you make subsequent to the election of Highest Daily Lifetime Income v3.0 and subsequent to the first Lifetime Withdrawal will immediately increase the then-existing Annual Income Amount by an amount equal to the additional Purchase Payment multiplied by the applicable Withdrawal Percentage based on the age of the Annuitant at the time of the first Lifetime Withdrawal.

The amount of any applicable CDSC and/or tax withholding will be included in your withdrawal amount to determine whether your withdrawal is a withdrawal of Excess Income.

▪ If you request a gross withdrawal, the amount of any CDSC and/or tax withholding will be deducted from the amount you actually receive. This means you will receive less than you requested. In this instance, in order to avoid a withdrawal of Excess Income, you cannot request an amount that would result in cumulative withdrawals in that Annuity Year exceeding your Annual Income Amount.

▪ If you request a net withdrawal, the amount of any CDSC and/or tax withholding will be deducted from your Unadjusted Account Value. This means that an amount greater than the amount you requested will be deducted from your Unadjusted Account Value. In this instance, in order to avoid a withdrawal of Excess Income, the amount you request plus the amount of any applicable CDSC and/or tax withholding cannot cause cumulative withdrawals in that Annuity Year to exceed your Annual Income Amount. If you request a net withdrawal, you are more likely to take a withdrawal of Excess Income than if you request a gross withdrawal.

You may use the systematic withdrawal program to make withdrawals of the Annual Income Amount. Any systematic withdrawal will be deemed a Lifetime Withdrawal under this benefit and must be taken as a gross withdrawal.

Withdrawals and Highest Daily Lifetime Income v3.0

Highest Daily Lifetime Income v3.0 does not affect your ability to take partial withdrawals under your Annuity, or limit your ability to take partial withdrawals that exceed the Annual Income Amount. All withdrawals will be taken on a pro rata basis from all Investment Options and the Secure Value Account.

Under Highest Daily Lifetime Income v3.0, if your cumulative Lifetime Withdrawals in an Annuity Year are less than or equal to the Annual Income Amount:

▪ they will not reduce your Annual Income Amount in subsequent Annuity Years;

▪ they will reduce the Annual Income Amount on a dollar-for-dollar basis in that Annuity Year; and

▪ you cannot carry over the unused portion of the Annual Income Amount to subsequent Annuity Years.

60

If cumulative Lifetime Withdrawals in an Annuity Year exceed the Annual Income Amount, your Annual Income Amount in subsequent years will be proportionately reduced (except with regard to certain Required Minimum Distributions as discussed in “Required Minimum Distributions” later in this section).

Highest Daily Auto Step-Up

An automatic step-up feature (“Highest Daily Auto Step-Up”) is part of Highest Daily Lifetime Income v3.0. As detailed in this paragraph, the Highest Daily Auto Step-Up feature can result in a larger Annual Income Amount subsequent to your first Lifetime Withdrawal. The Highest Daily Auto Step-Up starts with the anniversary of the Issue Date of the Annuity (the “Annuity Anniversary”) immediately after your first Lifetime Withdrawal under the benefit. Specifically, upon the first such Annuity Anniversary, we identify the Unadjusted Account Value on each Valuation Day within the immediately preceding Annuity Year after your first Lifetime Withdrawal. Having identified the highest daily value (after all daily values have been adjusted for subsequent Purchase Payments and withdrawals), we then multiply that value by the applicable Withdrawal Percentage which varies based on the age of the Annuitant on that Annuity Anniversary. If that value exceeds the existing Annual Income Amount, we replace the existing amount with the new, higher amount. Otherwise, we leave the existing Annual Income Amount intact. We will repeat this process on each subsequent Annuity Anniversary. We will not automatically increase your Annual Income Amount solely as a result of your attaining a new age that is associated with a new Withdrawal Percentage. The Unadjusted Account Value on the Annuity Anniversary is considered the last daily step-up value of the Annuity Year. All daily valuations and annual step-ups will only occur on Valuation Days. Taking regular Lifetime Withdrawals makes it less likely that a Highest Daily Auto Step-up will occur. At the time of any increase to your Annual Income Amount, we will also increase your Protected Withdrawal Value to equal the highest daily value upon which your step-up was based only if that results in an increase to the Protected Withdrawal Value. Your Protected Withdrawal Value will never be decreased as a result of an income step-up.

If, on the date that we implement a Highest Daily Auto Step-Up to your Annual Income Amount, the charge for Highest Daily Lifetime Income v3.0 has changed for new purchasers, you may be subject to the new charge at the time of such step-up. Prior to increasing your charge for Highest Daily Lifetime Income v3.0 upon a step-up, we will notify you, and give you the opportunity to cancel the automatic step-up feature. If you receive notice of a proposed step-up and accompanying fee increase, you should consult with your Financial Professional and carefully evaluate whether the amount of the step-up justifies the increased fee to which you will be subject. Any such increased charge will not be greater than the maximum charge set forth in the Optional Living Benefits table in “Summary of Contract Fees and Charges.”

If you are enrolled in a systematic withdrawal program, we will not automatically increase the withdrawal amount when there is an increase to the Annual Income Amount. You must notify us in order to increase the withdrawal amount of any systematic withdrawal program.

Examples of dollar-for-dollar and proportional reductions, and the Highest Daily Auto Step-Up are set forth below. The values shown here are purely hypothetical, and do not reflect the charges for the Highest Daily Lifetime Income v3.0 or any other fees and charges under the Annuity. Assume the following for all three examples:

▪ The Issue Date is July 2nd,

▪  Highest Daily Lifetime Income v3.0 is elected on July 2nd

▪ The applicable Withdrawal Percentage is 5%.

▪ The first withdrawal is a Lifetime Withdrawal

Unless otherwise indicated, it is assumed that all dates referenced in these examples fall on consecutive business days.

Example of dollar-for-dollar reductions

On October 28th, the Protected Withdrawal Value is $120,000, resulting in an Annual Income Amount of $6,000 (since the Annual Income Amount is 5% of the Protected Withdrawal Value, in this case 5% of $120,000). Assuming $2,500 is withdrawn from the Annuity on this date, the remaining Annual Income Amount for that Annuity Year (up to and including July 1st) is $3,500. This is the result of a dollar-for-dollar reduction of the Annual Income Amount ($6,000 less $2,500 = $3,500).

Example of proportional reductions

Continuing the previous example, assume an additional withdrawal of $5,000 occurs on October 29th and the Account Value at the time and immediately prior to this withdrawal is $118,000. The first $3,500 of this withdrawal reduces the Annual Income Amount for that Annuity Year to $0. The remaining withdrawal amount of $1,500 reduces the Annual Income Amount in future Annuity Years on a proportional basis based on the ratio of the Excess Income to the Account Value immediately prior to the Excess Income. (Note that if there are other future withdrawals in that Annuity Year, each would result in another proportional reduction to the Annual Income Amount.)

61

Here is the calculation:

Account Value before Lifetime withdrawal	$118,000.00
Amount of “non” Excess Income	$3,500.00
Account Value immediately before Excess Income of $1,500	$114,500.00
Excess Income amount	$1,500.00
Ratio ($1,500/$114,500 = 1.31%)	1.31%
Annual Income Amount	$6,000.00
1.31% Reduction in Annual Income Amount	$78.60
Annual Income Amount for future Annuity Years	$5,921.40

Example of Highest Daily Auto Step-Up

On each Annuity Anniversary date after the first Lifetime Withdrawal, the Annual Income Amount is stepped-up if the applicable Withdrawal Percentage (based on the Annuitant's age on that Annuity Anniversary) of the highest daily value since your first Lifetime Withdrawal (or last Annuity Anniversary in subsequent years), adjusted for withdrawals and additional Purchase Payments is greater than the Annual Income Amount, adjusted for Excess Income and additional Purchase Payments.

For this example assume the Annual Income Amount for this Annuity Year is $12,000. Also assume that a Lifetime Withdrawal of $6,000 was previously taken during the Annuity Year and a $10,000 withdrawal resulting in $4,000 of Excess Income on June 29th reduces the amount to $11,400.48 for future years. For the next Annuity Year, the Annual Income Amount will be stepped up if 5% of the highest daily Unadjusted Account Value, adjusted for withdrawals and Purchase Payments is greater than $11,400.48. Steps for determining the daily values are displayed below. Only the June 28 value is being adjusted for Excess Income; the June 30th, July 1st, and July 2nd Valuation Dates occur after the Excess Income withdrawal on June 29th.

Date*	Unadjusted Account Value	Highest Daily Value (adjusted for withdrawal and purchase payments)**	Adjusted Annual Income Amount (5% of the Highest Daily Value)
June 28th	$238,000.00	$238,000.00	$11,900.00
June 29th	$226,500.00	$228,009.60	$11,400.48
June 30th	$226,800.00	$228,009.60	$11,400.48
July 1st	$233,500.00	$233,500.00	$11,675.00
July 2nd	$231,900.00	$233,500.00	$11,675.00

* In this example, the Annuity Anniversary date is July 2nd. The Valuation Dates are every day following the first Lifetime Withdrawal. In subsequent Annuity Years Valuation Dates will be the Annuity Anniversary and every day following the Annuity Anniversary. The Annuity Anniversary Date of July 2nd is considered the first Valuation Date in the Annuity Year.

** In this example, the first daily value after the first Lifetime Withdrawal is $238,000 on June 28th, resulting in an adjusted Annual Income Amount of $11,900. This amount is adjusted on June 29th to reflect the $10,000 withdrawal. The adjustments are determined as follows:

▪ The Unadjusted Account Value of $238,000 on June 28th is first reduced dollar-for-dollar by $6,000 ($6,000 is the remaining Annual Income Amount for the Annuity Year), resulting in Unadjusted Account Value of $232,000 before the Excess Income.

▪ This amount ($232,000) is further reduced by 1.72%, which is the ratio of Excess Income of $4,000 ($10,000 withdrawal minus non-excess amount of $6,000) divided by the Account Value ($232,000) immediately preceding the Excess Income. This results in a Highest Daily Value of $228,009.60 after the adjustment.

▪ The adjusted June 29th Highest Daily Value, $228,009.60, is carried forward to the next Valuation Date of June 30th. At this time, we compare this amount to the Unadjusted Account Value on June 30th, $226,800. Since the June 29th adjusted Highest Daily Value of $228,009.60 is greater than the June 30th Unadjusted Account Value, we will continue to carry $228,009.60 forward to the next Valuation Date of July 1st. The Unadjusted Account Value on July 1st, $233,500, becomes the Highest Daily Value since it exceeds the $228,009.60 carried forward.

▪ The July 1st adjusted Highest Daily Value of $233,500 is also greater than the July 2nd Unadjusted Account Value of $231,900, so the $233,500 will be carried forward to the first Valuation Date of July 2nd.

In this example, the final Highest Daily Value of $233,500 is converted to an Annual Income Amount based on the applicable Withdrawal Percentage of 5%, generating an Annual Income Amount of $11,675. Since this amount is greater than the current year's Annual Income Amount of $11,400.48 (adjusted for Excess Income), the Annual Income Amount for the next Annuity Year, starting on July 2nd and continuing through July 1st of the following calendar year, will be stepped-up to $11,675.

Non-Lifetime Withdrawal Feature

You may take a one-time non-lifetime withdrawal (“Non-Lifetime Withdrawal”) under Highest Daily Lifetime Income v3.0. It is an optional feature of the benefit that you can only elect at the time of your first withdrawal. You cannot take a Non-Lifetime Withdrawal in an amount that would cause your Annuity’s Account Value, after taking the withdrawal, to fall below the minimum Surrender Value (see “Surrenders – Surrender Value”). This Non-Lifetime Withdrawal will not establish your

62

initial Annual Income Amount and the Periodic Value described earlier in this section will continue to be calculated. However, the total amount of the withdrawal will proportionally reduce all guarantees associated with Highest Daily Lifetime Income v3.0. You must tell us at the time you take the partial withdrawal if your withdrawal is intended to be the Non-Lifetime Withdrawal and not the first Lifetime Withdrawal under Highest Daily Lifetime Income v3.0. If you do not designate the withdrawal as a Non-Lifetime Withdrawal, the first withdrawal you make will be the first Lifetime Withdrawal that establishes your Annual Income Amount, which is based on your Protected Withdrawal Value. Once you elect to take the Non-Lifetime Withdrawal or Lifetime Withdrawals, no additional Non-Lifetime Withdrawals may be taken. If you do not take a Non-Lifetime Withdrawal before beginning Lifetime Withdrawals, you lose the ability to take it.

The Non-Lifetime Withdrawal will proportionally reduce the Protected Withdrawal Value by the percentage the total withdrawal amount (including any applicable CDSC and MVA) represents of the then current Account Value immediately prior to the withdrawal. As such, you should carefully consider when it is most appropriate for you to begin taking withdrawals under the benefit.

If you are participating in a systematic withdrawal program, the first withdrawal under the program cannot be classified as the Non-Lifetime Withdrawal. The first withdrawal under the program will be considered a Lifetime Withdrawal.

Example – Non-Lifetime Withdrawal (proportional reduction)

This example is purely hypothetical and does not reflect the charges for the benefit or any other fees and charges under the Annuity. It is intended to illustrate the proportional reduction of the Non-Lifetime Withdrawal under this benefit.

Assume the following:

▪ The Issue Date is December 3rd

▪ Highest Daily Lifetime Income v3.0 is elected on December 3rd

▪ The Unadjusted Account Value at benefit election was $105,000

▪ No previous withdrawals have been taken under Highest Daily Lifetime Income v3.0

On October 3rd the Protected Withdrawal Value is $125,000 and the Account Value is $120,000. Assuming $15,000 is withdrawn from the Annuity on that same October 3rd and is designated as a Non-Lifetime Withdrawal, all guarantees associated with Highest Daily Lifetime Income v3.0 will be reduced by the ratio the total withdrawal amount represents of the Account Value just prior to the withdrawal being taken.

Here is the calculation:

Withdrawal amount	$15,000
Divided by Account Value before withdrawal	$120,000
Equals ratio	12.5%
All guarantees will be reduced by the above ratio (12.5%)
Protected Withdrawal Value	$109,375

Required Minimum Distributions

Required Minimum Distributions (“RMD”) for this Annuity must be taken by April 1st in the year following the date you turn age 70 1/2 and by December 31st for subsequent calendar years. If the annual RMD amount is greater than the Annual Income Amount, a withdrawal of the RMD amount will not be treated as a withdrawal of Excess Income, as long as the below rules are applied.

A “Calendar Year” runs from January 1st to December 31st of that year.

Withdrawals made from the Annuity during an Annuity Year to meet the RMD provisions of the Code will not be treated as withdrawals of Excess Income if they are taken during one Calendar Year.

If Lifetime Withdrawals are taken over two Calendar Years, the amount that will not be treated as a withdrawal of Excess Income is:

▪ the remaining Annual Income Amount for that Annuity Year; plus

▪ the second Calendar Year’s RMD amount minus the Annual Income Amount (the result of which cannot be less than zero).

Example

The following example is purely hypothetical and intended to illustrate the scenario described above. Note that withdrawals must comply with all IRS guidelines in order to satisfy the RMD for the current calendar year.

First Calendar Year	Annuity Year	Second Calendar Year
01/01/2015 to 12/31/2015	06/01/2015 to 05/31/2016	01/01/2016 to 12/31/2016

Assume the following:

▪ RMD Amount for both Calendar Years = $6,000;

▪ Annual Income Amount = $5,000; and

▪ A withdrawal of $2,000 was taken on 07/01/2015 (during the First Calendar Year) resulting in a remaining Annual Income Amount for the Annuity Year of $3,000.

63

The amount that can be taken between 01/03/2016 and 05/31/2016 without creating a withdrawal of Excess Income is $4,000. Here is the calculation:

▪ The remaining Annual Income for that Annuity Year ($3,000); plus

▪ The Second Calendar Year’s RMD Amount minus the Annual Income Amount ($6,000 - $5,000 = $1,000).

If the $4,000 is withdrawn during the Annuity Year, the remaining Annual Income Amount will be $0 and the remaining RMD amount for the Second Calendar Year ($2,000) may be taken in the next Annuity Year beginning on 06/01/2016.

Other Important Information

▪ If, in any Annuity Year, your RMD amount is less than your Annual Income Amount, any withdrawals in excess of the Annual Income Amount will be treated as Excess Income.

▪ If you do not comply with the rules described above, any withdrawal that exceeds the Annual Income Amount will be treated as a withdrawal of Excess Income, which will reduce your Annual Income Amount in future Annuity Years. This may include a situation where you comply with the rules described above and then decide to take additional withdrawals after satisfying your RMD from the Annuity.

▪ If you take a partial withdrawal to satisfy RMD and designate that withdrawal as a Non-Lifetime Withdrawal, please note that all Non-Lifetime Withdrawal provisions will apply.

Benefits Under Highest Daily Lifetime Income v3.0

▪ To the extent that your Unadjusted Account Value was reduced to zero as a result of cumulative Lifetime Withdrawals in an Annuity Year that are less than or equal to the Annual Income Amount, and amounts are still payable under Highest Daily Lifetime Income v3.0, we will make an additional payment, if any, for that Annuity Year equal to the remaining Annual Income Amount for the Annuity Year. Thus, in that scenario, the remaining Annual Income Amount would be payable even though your Unadjusted Account Value was reduced to zero. In subsequent Annuity Years we make payments that equal the Annual Income Amount as described in this section. We will make payments until the death of the single designated life. After the Unadjusted Account Value is reduced to zero, you will not be permitted to make additional Purchase Payments to your Annuity. To the extent that cumulative partial withdrawals in an Annuity Year exceed the Annual Income Amount (“Excess Income”) and reduce your Unadjusted Account Value to zero, Highest Daily Lifetime Income v3.0 terminates, we will make no further payments of the Annual Income Amount and no additional Purchase Payments are permitted. However, if a partial withdrawal in the latter scenario was taken to satisfy a Required Minimum Distribution (as described above) under the Annuity, then the benefit will not terminate, and we will continue to pay the Annual Income Amount in subsequent Annuity Years until the death of the designated life.

▪ Please note that if your Unadjusted Account Value is reduced to zero, any subsequent payments will be treated as annuity payments. Further, payments that we make under this benefit after the Latest Annuity Date will be treated as annuity payments. Also, any Death Benefit will terminate if withdrawals reduce your Unadjusted Account Value to zero. This means that any Death Benefit is terminated and no Death Benefit is payable if your Unadjusted Account Value is reduced to zero as the result of a withdrawal less than, equal to or in excess of your Annual Income Amount.

▪ If annuity payments are to begin under the terms of your Annuity, or if you decide to begin receiving annuity payments and there is an Annual Income Amount due in subsequent Annuity Years, you can elect one of the following two options:

(1) apply your Unadjusted Account Value, less any applicable tax charges, to any annuity option available; or

(2) request that, as of the date annuity payments are to begin, we make annuity payments each year equal to the Annual Income Amount. If this option is elected, the Annual Income Amount will not increase after annuity payments have begun. We will make payments until the death of the single designated life. We must receive your request in a form acceptable to us at our Service Office. If applying your Unadjusted Account Value, less any applicable tax charges, to the life-only annuity payment rates results in a higher annual payment, we will give you the higher annual payment.

▪ In the absence of an election when mandatory annuity payments are to begin we currently make annual annuity payments in the form of a single life fixed annuity with eight payments certain, by applying the greater of the annuity rates then currently available or the annuity rates guaranteed in your Annuity. We reserve the right at any time to increase or decrease the period certain in order to comply with the Code (e.g., to shorten the period certain to match life expectancy under applicable Internal Revenue Service tables). The amount that will be applied to provide such annuity payments will be the greater of:

(1) the present value of the future Annual Income Amount payments (if no Lifetime Withdrawal was ever taken, we will calculate the Annual Income Amount as if you made your first Lifetime Withdrawal on the date the annuity payments are to begin). Such present value will be calculated using the greater of the single life fixed annuity rates then currently available or the single life fixed annuity rates guaranteed in your Annuity; and

(2) the Unadjusted Account Value.

Other Important Considerations

▪ Withdrawals under Highest Daily Lifetime Income v3.0 are subject to all of the terms and conditions of the Annuity, including any applicable CDSC for the Non-Lifetime Withdrawal as well as partial withdrawals that exceed the Annual

64

Income Amount. If you elect a systematic withdrawal program at the time you elect this benefit, the first systematic withdrawal that processes will be deemed a Lifetime Withdrawal. Withdrawals made while Highest Daily Lifetime Income v3.0 is in effect will be treated, for tax purposes, in the same way as any other withdrawals under the Annuity. Any partial withdrawals made under the benefit will be taken pro rata from the Sub-accounts (including the AST Investment Grade Bond Sub-account), and the Secure Value Account and the DCA MVA Options. If you elect a systematic withdrawal program and you elect this benefit, the program must withdraw funds pro rata.

▪ Any Lifetime Withdrawal that does not cause cumulative withdrawals in that Annuity Year to exceed your Annual Income Amount is not subject to a CDSC, even if the total amount of such withdrawals in any Annuity Year exceeds the maximum Free Withdrawal amount. For example, if your Free Withdrawal Amount is $10,000 and your Annual Income Amount is $11,000, withdrawals of your entire Annual Income Amount in any Annuity Year would not trigger a CDSC. If you withdrew $12,000, however, $1,000 would be subject to a CDSC.

▪ You should carefully consider when to begin taking Lifetime Withdrawals. If you begin taking withdrawals early, you may maximize the time during which you may take Lifetime Withdrawals, and you will be using an optional living benefit for which you are paying a charge. On the other hand, you could limit the value of the benefit if you begin taking withdrawals too soon. For example, withdrawals reduce your Unadjusted Account Value and may limit the potential for increasing your Protected Withdrawal Value. You should discuss with your Financial Professional when it may be appropriate for you to begin taking Lifetime Withdrawals.

▪ You cannot allocate Purchase Payments or transfer Unadjusted Account Value to or from the AST Investment Grade Bond Sub-account or the Secure Value Account. A summary description of the AST Investment Grade Bond Sub-account appears within the section entitled “Investment Options.” You can find a copy of the AST Investment Grade Bond Sub-account prospectus by going to www.prudentialannuities.com.

▪ Transfers to and from the Permitted Sub-accounts, the DCA MVA Options, and the AST Investment Grade Bond Sub-account triggered by the predetermined mathematical formula will not count toward the maximum number of free transfers allowable under an Annuity. Also, transfers we make to or from the Secure Value Account due to the election, termination or re-election of an optional living benefit will not count toward the maximum number of free transfers.

▪ Upon election of the benefit, we allocate 10% of your Unadjusted Account Value to the Secure Value Account. This means 90% of your Unadjusted Account Value will be allocated to the Permitted Sub-accounts. We may amend the Permitted Sub-accounts from time to time. Changes to the Permitted Sub-accounts, or to the requirements as to how you may allocate your Account Value with this benefit, will apply to new elections of the benefit and may apply to current owners of the benefit. Current Owners of the benefit will be able to maintain amounts previously allocated to those sub-accounts, but may not be permitted to transfer amounts or allocate new Purchase Payments to those sub-accounts.

▪ If you elect this benefit after your Annuity is issued (which must occur within 30 days of the date your Annuity is issued) or terminate and later re-elect this benefit, you may be required to reallocate to different Sub-accounts if you are currently invested in non-permitted Sub-accounts. On the Valuation Day we receive your request in Good Order, we will (i) sell Units of the non-permitted Sub-accounts and (ii) invest the proceeds of those sales in the Permitted Sub-accounts that you have designated. During this reallocation process, your Unadjusted Account Value allocated to the Permitted Sub-accounts will remain exposed to investment risk, as is the case generally. The newly-elected benefit will commence at the close of business on the following Valuation Day. Thus, the protection afforded by the newly-elected benefit will not begin until the close of business on the following Valuation Day.

▪ Any Death Benefit will terminate if withdrawals taken under Highest Daily Lifetime Income v3.0 reduce your Unadjusted Account Value to zero. This means that any Death Benefit is terminated and no Death Benefit is payable if your Unadjusted Account Value is reduced to zero as the result of a withdrawal less than, equal to or in excess of your Annual Income Amount. (See “Death Benefits” for more information.)

Charge for Highest Daily Lifetime Income v3.0

The current charge for Highest Daily Lifetime Income v3.0 is 1.00% annually of the greater of the Unadjusted Account Value and Protected Withdrawal Value. The maximum charge for Highest Daily Lifetime Income v3.0 is 2.00% annually of the greater of the Unadjusted Account Value and Protected Withdrawal Value. As discussed in “Highest Daily Auto Step-Up” above, we may increase the fee upon a step-up under this benefit. We deduct this charge on quarterly anniversaries of the benefit effective date, based on the values on the last Valuation Day prior to the quarterly anniversary. Thus, we deduct, on a quarterly basis, 0.25% of the greater of the prior Valuation Day’s Unadjusted Account Value and the prior Valuation Day’s Protected Withdrawal Value. We deduct the fee pro rata from each of your Sub-accounts, including the AST Investment Grade Bond Sub-account but we do not deduct the fee from the Secure Value Account or the DCA MVA Option. You will begin paying this charge as of the effective date of the benefit even if you do not begin taking withdrawals for many years, or ever. We will not refund the charges you have paid if you choose never to take any withdrawals and/or if you never receive any lifetime income payments.

If the deduction of the charge would result in the Unadjusted Account Value falling below the lesser of $500 or 5% of the sum of the Unadjusted Account Value on the effective date of the benefit plus all Purchase Payments made subsequent thereto (we refer to this as the “Account Value Floor”), we will only deduct that portion of the charge that would not cause

65

the Unadjusted Account Value to fall below the Account Value Floor. If the Unadjusted Account Value on the date we would deduct a charge for the benefit is less than the Account Value Floor, then no charge will be assessed for that benefit quarter. Charges deducted upon termination of the benefit may cause the Unadjusted Account Value to fall below the Account Value Floor. If a charge for Highest Daily Lifetime Income v3.0 would be deducted on the same day we process a withdrawal request, the charge will be deducted first, then the withdrawal will be processed. The withdrawal could cause the Unadjusted Account Value to fall below the Account Value Floor. While the deduction of the charge (other than the final charge) may not reduce the Unadjusted Account Value to zero, partial withdrawals may reduce the Unadjusted Account Value to zero. If the Unadjusted Account Value is reduced to zero as a result of a partial withdrawal that is not a withdrawal of Excess Income and the Annual Income Amount is greater than zero, we will make payments under the benefit.

Termination of Your Highest Daily Lifetime Income v3.0 Benefit

You may not terminate Highest Daily Lifetime Income v3.0 prior to the first benefit anniversary (the calendar date on which you elected the optional living benefit, occurring each Annuity Year after the first benefit year). If you terminate the benefit, any guarantee provided by the benefit will terminate as of the date the termination is effective, and certain restrictions on re-election may apply. For example, there is currently a waiting period of 90 days before you can re-elect a new benefit (except in the case of spousal assumption of a contract).

The benefit automatically terminates upon the first to occur of the following:

(i) your termination of the benefit;

(ii) your surrender of the Annuity;

(iii) the Latest Annuity Date or your election to begin receiving annuity payments (although if you have elected to receive the Annual Income Amount in the form of annuity payments, we will continue to pay the Annual Income Amount);

(iv) our receipt of Due Proof of Death of the Owner or Annuitant (for entity-owned annuities);

(v) both the Unadjusted Account Value and Annual Income Amount equal zero due to a withdrawal of Excess Income;

(vi) you allocate or transfer any portion of your Account Value to any Sub-account(s) to which you are not permitted to electively allocate or transfer Account Value (subject to state law - please see Appendix C for Special Contract Provisions for Annuities Issued in Certain States);* or

(vii) you cease to meet our requirements as described in “Election of and Designations under the Benefit” above or if we process a requested change that is not consistent with our allowed owner, annuitant or beneficiary designations (subject to state law - please see Appendix C for Special Contract Provisions for Annuities Issued in Certain States).*

* Prior to terminating a benefit, we will send you written notice and provide you with an opportunity to reallocate amounts to the Permitted Sub-accounts or change your designations, as applicable.

“Due Proof of Death” is satisfied when we receive all of the following in Good Order: (a) a death certificate or similar documentation acceptable to us; (b) all representations we require or which are mandated by applicable law or regulation in relation to the death claim and the payment of death proceeds (representations may include, but are not limited to, trust or estate paperwork (if needed); consent forms (if applicable); and claim forms from at least one beneficiary); and (c) any applicable election of the method of payment of the death benefit, if not previously elected by the Owner, by at least one Beneficiary.

Upon termination of Highest Daily Lifetime Income v3.0, other than upon the death of the Annuitant or Annuitization, we impose any accrued fee for the benefit (i.e., the fee for the pro-rated portion of the year since the fee was last assessed), and thereafter we cease deducting the charge for the benefit. However, if the amount in the Sub-accounts is not enough to pay the charge, we will reduce the fee to no more than the amount in the Sub-accounts. With regard to your investment allocations, upon termination we will: (i) leave intact amounts that are held in the Permitted Sub-accounts, and (ii) unless you are participating in an asset allocation program (i.e., Static Re-balancing Program or 6 or 12 Month DCA Program) for which we are providing administrative support, transfer all amounts held in the AST Investment Grade Bond Sub-account and the Secure Value Account to your variable Investment Options, pro rata (i.e. in the same proportion as the current balances in your variable Investment Options). If you are participating in an asset allocation program, amounts will be transferred in accordance with your instructions for that program. If, prior to the transfer from the AST Investment Grade Bond Sub-account and the Secure Value Account, the Unadjusted Account Value in the variable Investment Options is zero, we will transfer such amounts to the AST Money Market Sub-account.

If a surviving spouse elects to continue the Annuity, Highest Daily Lifetime Income v3.0 terminates upon Due Proof of Death. The spouse may newly elect the benefit subject to the restrictions discussed in “Election of and Designations under the Benefit” and “Termination of Your Highest Daily Lifetime Income v3.0” earlier in this benefit description. For surviving spouses, however, we are currently waiving the 90 day waiting period. We reserve the right to resume applying this requirement at any time.

66

Highest Daily Lifetime Income v3.0 Conditions

Our goal is to seek a careful balance between providing value-added products, such as the Highest Daily Lifetime Income v3.0 benefits, while managing the risk to Pruco Life associated with offering these products. Three of the features that help us accomplish that balance are the Permitted Sub-accounts investment requirement, the mandatory allocation to the Secure Value Account and the predetermined mathematical formula that transfers Unadjusted Account Value between the Permitted Sub-accounts and the AST Investment Grade Bond Sub-account (referred to in this section as the “Bond Sub-account”). The Permitted Sub-accounts and predetermined mathematical formula are designed primarily to mitigate some of the financial risks that we incur in providing the guarantee under the Highest Daily Lifetime Income v3.0 benefits. The Secure Value Account helps us manage the risks associated with offering optional living benefits by reducing potential volatility of your Account Value, while also providing a fixed, guaranteed rate of return. These features are not investment advice.

Permitted Sub-accounts

When you elect the benefit, we limit the Investment Options to which you may allocate your Account Value, as set forth in “Investment Options” earlier in the prospectus.

The Secure Value Account

When you elect Highest Daily Lifetime Income v3.0, we will transfer 10% of your Unadjusted Account Value to the Secure Value Account. You cannot transfer into, or out of, the Secure Value Account. The Secure Value Account will earn interest at a crediting rate that will be declared annually and reflected on the confirmation you will receive each year.

Overview of The Predetermined Mathematical Formula

The formula is described below and set forth in Appendix B.

The predetermined mathematical formula (“formula”) monitors each individual contract each Valuation Day that the benefit is in effect on your Annuity, in order to help us manage guarantees through all market cycles. It helps manage the risk to us associated with these benefits, which is generally represented by the gap between your Unadjusted Account Value and the Protected Withdrawal Value. As the gap between these two values increases, the formula will determine if and how much money should be transferred into the Bond Sub-account. This movement is intended to reduce the equity risk we will bear in funding our obligation associated with these benefits. As the gap decreases (due to favorable performance of the Unadjusted Account Value), the formula then determines if and how much money should transfer back into the Permitted Sub-accounts. The use of the formula, combined with restrictions on the Sub-accounts you are allowed to invest in, and the mandatory allocation to the Secure Value Account lessens the risk that your Unadjusted Account Value will be reduced to zero while you are still alive, thus reducing the likelihood that we will make any lifetime income payments under this benefit.

The formula is not forward looking and contains no predictive or projective component with respect to the markets, the Unadjusted Account Value or the Protected Withdrawal Value. We are not providing you with investment advice through the use of the formula. The formula does not constitute an investment strategy that we are recommending to you. The formula may limit the potential for your Account Value to grow.

Transfer Activity Under the Formula

Prior to the first Lifetime Withdrawal, the primary driver of transfers to the Bond Sub-account is the difference between your Unadjusted Account Value and your Protected Withdrawal Value. If none of your Unadjusted Account Value is allocated to the Bond Sub-account, then over time the formula permits an increasing difference between the Unadjusted Account Value and the Protected Withdrawal Value before a transfer to the Bond Sub-account occurs. Therefore, over time, assuming none of the Unadjusted Account Value is allocated to the Bond Sub-account, the formula will allow for a greater decrease in the Unadjusted Account Value before a transfer to the Bond Sub-account is made.

It is important to understand that transfers within your Annuity are specific to the performance of your chosen investment options, interest credited to the Secure Value Account and the performance of the Bond Sub-account while Account Value is allocated to it, as well as how long the benefit has been owned. For example, two contracts purchased on the same day, but invested differently, will likely have different results, as would two contracts purchased on different days with the same investment options.

Each market cycle is unique, therefore the performance of your Sub-accounts, and its impact on your Unadjusted Account Value, will differ from market cycle to market cycle, therefore producing different transfer activity under the formula. The amount and timing of transfers to and from the Bond Sub-account depend on various factors unique to your Annuity and are not necessarily directly correlated with the securities markets, bond markets, interest rates or any other market or index. Some of the factors that determine the amount and timing of transfers (as applicable to your Annuity), include:

▪ The difference between your Unadjusted Account Value and your Protected Withdrawal Value;

▪ The amount of time the benefit has been in effect on your Annuity;

▪ The amount allocated to and the performance of the Permitted Sub-accounts, the Bond Sub-account and the Secure Value Account;

▪ Any additional Purchase Payments you make to your Annuity (while the benefit is in effect); and

▪ Any withdrawals you take from your Annuity (while the benefit is in effect).

67

Under the formula, investment performance of your Unadjusted Account Value that is negative, flat, or even moderately positive may result in a transfer of a portion of your Unadjusted Account Value in the Permitted Sub-accounts to the Bond Sub-account.

At any given time, some, most or none of your Unadjusted Account Value will be allocated to the Bond Sub-account, as dictated by the formula.

The amount allocated to the Bond Sub-account and the amount allocated to the Permitted Sub-accounts are two of the variables in the formula. Therefore, the investment performance of each affects whether a transfer occurs for your Annuity. As the amounts allocated to either the Bond Sub-account or the Permitted Sub-accounts increase, the performance of those sub-accounts will have a greater impact on your Unadjusted Account Value and hence a greater impact on if (and how much of) your Unadjusted Account Value is transferred to or from the Bond Sub-account. It is possible that if a significant portion of your Unadjusted Account Value is allocated to the Bond Sub-account and that Sub-account has positive performance, the formula might transfer a portion of your Unadjusted Account Value to the Permitted Sub-accounts, even if the performance of your Permitted Sub-accounts is negative. Conversely, if a significant portion of your Unadjusted Account Value is allocated to the Bond Sub-account and that Sub-account has negative performance, the formula may transfer additional amounts from your Permitted Sub-accounts to the Bond Sub-account even if the performance of your Permitted Sub-accounts is positive.

How the Formula Operates

Generally, the formula, which is applied each Valuation Day, takes four steps in determining any applicable transfers within your Annuity.

(1) First, the formula starts by identifying the value of future income payments we expect to pay. We refer to that value as the “Target Value” or “L”.

(2) Second, we subtract the sum of any amounts invested in the Bond Sub-account (“B”) plus amounts in the Secure Value Account (“F”) from the Target Value and divide that number by the amount invested in the Permitted Sub-Accounts (“VV + VF”), where “VV” is the current Account Value of the elected Sub-accounts of the Annuity, and “VF” is the current Unadjusted Account Value of the DCA MVA Options of the Annuity. We refer to this resulting value as the “Target Ratio” or “R”.

(3) Third, we compare the Target Ratio to designated thresholds and other rules described in greater detail below to determine if a transfer needs to occur.

(4) If a transfer needs to occur, we use another calculation to determine the amount of the transfer.

The Formula is:

R	=	(L – (B+F))/(VV + VF)

More specifically, the formula operates as follows:

(1) We calculate the Target Value (L) by multiplying the Income Basis (as defined in Appendix B) for that day by 5% and by the applicable Annuity Factor found in Appendix B. If you have already made a Lifetime Withdrawal, your Target Value would take into account any automatic step-up, any subsequent Purchase Payments and any withdrawals of Excess Income.

Example (assume the Income Basis is $200,000, and the contract is 11 1/2 months old, resulting in an annuity factor of 14.95)

Target Value (L)	=	$200,000 x 5% x 14.95 = $149,500

(2) Next, to calculate the Target Ratio (R), the Target Value is reduced by any amounts held within the Bond Sub-account (B) and the Secure Value Account (F) on that day. The remaining amount is divided by the amount held within the Permitted Sub-accounts (VV + VF).

Example (assume the amount in the Bond Sub-account is zero, the amount in the Secure Value Account is $15,000 and the amount held within the Permitted Sub-accounts is $161,000)

Target Ratio (R)	=	($149,500 – $15,000)/$161,000 = 83.5%

(3) If, on each of three consecutive Valuation Days, the Target Ratio is greater than 83% but less than or equal to 84.5%, the formula will, on the third Valuation Day, make a transfer from your Permitted Sub-accounts to the Bond Sub-account (subject to the 90% cap discussed below). If, however, on any Valuation Day, the Target Ratio is above 84.5%, the formula will make a transfer from the Permitted Sub-accounts to the Bond Sub-account (subject to the 90% cap). Once a transfer is made, the Target Ratio must again be greater than 83% but less than or equal to 84.5% for three consecutive Valuation Days before a subsequent transfer to the Bond Sub-account will occur. If the Target Ratio falls below 78% on any Valuation Day, then a transfer from the Bond Sub-account to the Permitted Sub-accounts (excluding the DCA MVA Options) will occur.

Example: Assuming the Target Ratio is above 83% for a 3rd consecutive Valuation Day, but less than or equal to 84.5% for three consecutive Valuation Days, a transfer into the Bond Portfolio occurred.

(4) In deciding how much to transfer, we perform a calculation that essentially seeks to reallocate amounts held in the Permitted Sub-accounts, the Bond Sub-account and the Secure Value Account so that the Target Ratio meets a target, which currently is equal to 80% (subject to the 90% Cap and the Maximum Daily Transfer Limit discussed

68

below). The further the Target Ratio is from 80% when a transfer is occurring under the formula, the greater the transfer amount will be, subject to the Maximum Daily Transfer Limit.

The 90% Cap

The formula will not execute a transfer to the Bond Sub-account that results in more than 90% of your Unadjusted Account Value being allocated to the Bond Sub-account and the Secure Value Account (“90% cap”) on that Valuation Day. Thus, on any Valuation Day, if the formula would require a transfer to the Bond Sub-account that would result in more than 90% of the Unadjusted Account Value being allocated to the Bond Sub-account and the Secure Value Account, only the amount that results in exactly 90% of the Unadjusted Account Value being allocated to the Bond Sub-account and the Secure Value Account will be transferred. For example, assume 83% of your Unadjusted Account Value is allocated to the Bond Sub-account and 6% of your Unadjusted Account Value is allocated to the Secure Value Account. If the formula would require a transfer of 5% of your Unadjusted Account Value to the Bond Sub-account, only 1% of your Unadjusted Account Value would actually be transferred to the Bond Sub-account. Additionally, future transfers into the Bond Sub-account will not be made (regardless of the performance of the Bond Sub-account and the Permitted Sub-accounts) at least until there is first a transfer out of the Bond Sub-account. Once this transfer occurs out of the Bond Sub-account, future amounts may be transferred to or from the Bond Sub-account (subject to the 90% cap).

Under the operation of the formula, the 90% cap may come into and out of effect multiple times while you participate in the benefit. At no time will the formula make a transfer to the Bond Sub-account that results in greater than 90% of your Unadjusted Account Value being allocated to the Bond Sub-account and the Secure Value Account. However, it is possible that, due to the investment performance of your allocations in the Bond Sub-account and your allocations in the Permitted Sub-accounts you have selected as well as interest credited to the Secure Value Account, your Unadjusted Account Value could be more than 90% invested in the Bond Sub-account and the Secure Value Account.

Maximum Daily Transfer Limit

On any given day, notwithstanding the above calculation and the 90% cap discussed immediately above, no more than a predetermined percentage of the sum of the value of Permitted Sub-accounts and the Unadjusted Account Value of all elected DCA MVA Options (the “Maximum Daily Transfer Limit”) will be transferred to the Bond Sub-account. The applicable Maximum Daily Transfer Limit is stated in your Annuity and is currently 30%. If the formula would result in an amount higher than the Maximum Daily Transfer Limit being transferred into the Bond Sub-account, only amounts up to the Maximum Daily Transfer Limit will be transferred. On the following Valuation Day, the formula will calculate the Target Ratio for that day and determine any applicable transfers within your Annuity as described above. The formula will not carry over amounts that exceeded the prior day’s Maximum Daily Transfer Limit, but a transfer to the Bond Sub-account may nevertheless occur based on the application of the formula on the current day. There is no limitation on the amounts of your Unadjusted Account Value that may be transferred out of the Bond Sub-account on any given day.

Monthly Transfers

Additionally, on each monthly Annuity Anniversary (if the monthly Annuity Anniversary does not fall on a Valuation Day, the next Valuation Day will be used), following all of the above described daily calculations, if there is money allocated to the Bond Sub-account, the formula will perform an additional calculation to determine whether or not a transfer will be made from the Bond Sub-account to the Permitted Sub-accounts. This transfer will automatically occur provided that the Target Ratio, as described above, would be less than 83% after this transfer. The formula will not execute a transfer if the Target Ratio after this transfer would occur would be greater than or equal to 83%.

The amount of the transfer will be equal to the lesser of:

a) The total value of all your Unadjusted Account Value in the Bond Sub-account, or

b) An amount equal to 5% of your total Unadjusted Account Value.

Other Important Information

▪ The Bond Sub-account is not a Permitted Sub-account. As such, only the formula can transfer Unadjusted Account Value to or from the Bond Sub-account. You may not allocate Purchase Payments or transfer any of your Unadjusted Account Value to or from the Bond Sub-account.

▪ The Secure Value Account is not a Permitted Sub-account. You may not allocate Purchase Payments or transfer any of your Unadjusted Account Value to or from the Secure Value Account. In addition, the formula will not transfer Unadjusted Account Value to or from the Secure Value Account.

▪ While you are not notified before a transfer occurs to or from the Bond Sub-account, you will receive a confirmation statement indicating the transfer of a portion of your Unadjusted Account Value either to or from the Bond Sub-account. Your confirmation statements will be detailed to include the effective date of the transfer, the dollar amount of the transfer and the Permitted Sub-accounts the funds are being transferred to/from. Depending on the results of the calculations of the formula, we may, on any Valuation Day:

▪ Not make any transfer between the Permitted Sub-accounts and the Bond Sub-account; or

▪ If a portion of your Unadjusted Account Value was previously allocated to the Bond Sub-account, transfer all or a portion of those amounts to the Permitted Sub-accounts (as described above); or

69

▪ Transfer a portion of your Unadjusted Account Value in the Permitted Sub-accounts and the DCA MVA Options to the Bond Sub-account.

▪ If you make additional Purchase Payments to your Annuity, 10% of the additional Purchase Payments will be allocated to the Secure Value Account and the balance will be allocated to the Permitted Sub-accounts and subject to the formula. Each additional Purchase Payment will be allocated to the Investment Options according to the instructions you provide with such Purchase Payment. You may not provide allocation instructions that apply to more than one additional Purchase Payment. Thus, if you have not provided allocation instructions with a particular additional Purchase Payment, we will allocate the Purchase Payment on a pro rata basis to the Sub-accounts in which your Account Value is then allocated, excluding Sub-accounts to which you may not choose to allocate Account Value, such as the AST Investment Grade Bond Sub-account.

▪ Additional Purchase Payments allocate Unadjusted Account Value to the Secure Value Account but not to the Bond Sub-account. This means that additional Purchase Payments could adjust the ratio calculated by the formula and may result in Unadjusted Account Value being transferred either to the Permitted Sub-accounts or to the Bond Sub-account.

▪ If you make additional Purchase Payments to your Annuity during a time when the 90% cap has suspended transfers to the Bond Sub-account, the formula will not transfer any of such additional Purchase Payments to the Bond Sub-account at least until there is first a transfer out of the Bond Sub-account, regardless of how much of your Unadjusted Account Value is in the Permitted Sub-accounts. This means that there could be scenarios under which, because of the additional Purchase Payments you make, less than 90% of your entire Unadjusted Account Value is allocated to the Bond Sub-account and the Secure Value Account, and the formula will still not transfer any of your Unadjusted Account Value to the Bond Sub-account (at least until there is first a transfer out of the Bond Sub-account).

▪ If you are participating in the Highest Daily Lifetime Income v3.0 and you are also participating in the 6 or 12 Month DCA Program, the following rules apply:

▪ DCA MVA Options are considered “Permitted Sub-accounts” for purpose of the Target Ratio calculation (“L”) described above.

▪ The formula may transfer amounts out of the DCA MVA Options to the Bond Sub-account if the amount allocated to the other Permitted Sub-accounts is insufficient to cover the amount of the transfer.

▪ The transfer formula will not allocate amounts to the DCA MVA Options when there is a transfer out of the Bond Sub-account. Such transfers will be allocated pro-rata to the variable Sub-accounts, excluding the Bond Sub-account.

▪ A Market Value Adjustment is not assessed when amounts are transferred out of the DCA MVA Options under the transfer formula.

Additional Tax Considerations

If you purchase an annuity as an investment vehicle for “qualified” investments, including an IRA, SEP-IRA, Tax Sheltered Annuity (or 403(b)) or employer plan under Code Section 401(a), the Required Minimum Distribution rules under the Code provide that you begin receiving periodic amounts beginning after age 70 1/2. For a Tax Sheltered Annuity or a 401(a) plan for which the participant is not a greater than five (5) percent Owner of the employer, this required beginning date can generally be deferred to retirement, if later. Roth IRAs are not subject to these rules during the Owner's lifetime.

As indicated, withdrawals made while this benefit is in effect will be treated, for tax purposes, in the same way as any other withdrawals under the Annuity. Please see “Tax Considerations” for a detailed discussion of the tax treatment of withdrawals. We do not address each potential tax scenario that could arise with respect to this benefit here. However, we do note that if you participate in Highest Daily Lifetime Income v3.0 or Spousal Highest Daily Lifetime Income v3.0 through a nonqualified annuity, as with all withdrawals, once all Purchase Payments are returned under the Annuity, all subsequent withdrawal amounts will be taxed as ordinary income.

SPOUSAL HIGHEST DAILY LIFETIME INCOME v3.0 BENEFIT

Spousal Highest Daily Lifetime Income v3.0 is the spousal version of Highest Daily Lifetime Income v3.0. This benefit guarantees, until the later death of two natural persons who are each other’s spouses at the time of election of the benefit (the “designated lives”, and each, a “designated life”), the ability to withdraw the Annual Income Amount regardless of the investment performance of your Unadjusted Account Value, subject to our rules regarding the timing and amount of withdrawals. The Annual Income Amount is initially equal to the Protected Withdrawal Value multiplied by the Withdrawal Percentage as discussed below. Withdrawals of Excess Income that do not reduce your Unadjusted Account Value to zero will reduce the Annual Income Amount in future Annuity Years on a proportional basis. Withdrawals of Excess Income that reduce your Unadjusted Account Value to zero will terminate the Annuity and the optional living benefit. We also permit you to designate the first withdrawal from your Annuity as a one-time “Non-Lifetime Withdrawal.” You may wish to take a Non-Lifetime Withdrawal if you have an immediate need for access to your Account Value but do not wish to begin lifetime payments under the optional living benefit. All other partial withdrawals from your Annuity are considered a “Lifetime Withdrawal” under the benefit. Withdrawals are taken first from your Account Value. We are only required to begin making lifetime income payments to you under our guarantee when and if your Unadjusted Account Value is reduced to zero (for any reason other than due to partial withdrawals of Excess Income). The benefit may be appropriate

70

if you intend to make periodic withdrawals from your Annuity, wish to ensure that Sub-account performance will not affect your ability to receive annual payments, and wish either spouse to be able to continue Spousal Highest Daily Lifetime Income v3.0 after the death of the first spouse.

Spousal Highest Daily Lifetime Income v3.0 must be elected based on two designated lives, as described below. Each designated life must be at least 50 years old when the benefit is elected. We will not divide an Annuity or the Spousal Highest Daily Lifetime Income v3.0 benefit due to a divorce. See “Election of and Designations under the Benefit” below for details. Spousal Highest Daily Lifetime Income v3.0 is not available if you elect any other optional living benefit.

Although you are guaranteed the ability to withdraw your Annual Income Amount for life even if your Unadjusted Account Value falls to zero, if any particular withdrawal is a withdrawal of Excess Income (as described below) and brings your Unadjusted Account Value to zero, your Annual Income Amount also would fall to zero, and the benefit and the Annuity then would terminate. In that scenario, no further amount would be payable under Spousal Highest Daily Lifetime Income v3.0.

Please note that if you elect Spousal Highest Daily Lifetime Income v3.0, your Account Value is not guaranteed, can fluctuate and may lose value.

You may also participate in the 6 or 12 Month Dollar Cost Averaging Program if you elect Spousal Highest Daily Lifetime Income v3.0, subject to the 6 or 12 Month DCA Program's rules.

Election of and Designations under the Benefit

Spousal Highest Daily Lifetime Income v3.0 can only be elected based on two designated lives. Designated lives must be natural persons who are each other’s spouses at the time of election of the benefit. Currently, Spousal Highest Daily Lifetime Income v3.0 only may be elected if the Owner, Annuitant, and Beneficiary designations are as follows:

▪ One Annuity Owner, where the Annuitant and the Owner are the same person and the sole Beneficiary is the Owner’s spouse. Each Owner/Annuitant and the Beneficiary must be at least 45 years old at the time of election; or

▪ Co-Annuity Owners, where the Owners are each other’s spouses. The Beneficiary designation must be the surviving spouse, or the spouses named equally. One of the Owners must be the Annuitant. Each Owner must be at least 50 years old at the time of election; or

▪ One Annuity Owner, where the Owner is a custodial account established to hold retirement assets for the benefit of the Annuitant pursuant to the provisions of Section 408(a) of the Code (“Custodial Account”), the Beneficiary is the Custodial Account, and the spouse of the Annuitant is the Contingent Annuitant. Each of the Annuitant and the Contingent Annuitant must be at least 45 years old at the time of election.

We do not permit a change of Owner under this benefit, except as follows: (a) if one Owner dies and the surviving spousal Owner assumes the Annuity, or (b) if the Annuity initially is co-owned, but thereafter the Owner who is not the Annuitant is removed as Owner. We permit changes of Beneficiary designations under this benefit. However, if the Beneficiary is changed, the benefit may not be eligible to be continued upon the death of the first designated life. A change in designated lives will result in cancellation of Spousal Highest Daily Lifetime Income v3.0. If the designated lives divorce, Spousal Highest Daily Lifetime Income v3.0 may not be divided as part of the divorce settlement or judgment. Nor may the divorcing spouse who retains ownership of the Annuity appoint a new designated life upon re-marriage. Our current administrative procedure is to treat the division of an Annuity as a withdrawal from the existing Annuity. Any applicable CDSC will apply to such a withdrawal. The non-owner spouse may then decide whether he or she wishes to use the withdrawn funds to purchase a new Annuity, subject to the rules that are current at the time of purchase.

Remaining Designated Life: A Remaining Designated Life must be a natural person and must have been listed as one of the spousal designated lives when the benefit was elected. A spousal designated life will become the Remaining Designated Life on the earlier of the death of the first of the spousal designated lives to die, or divorce from the other spousal designated life while the benefit is in effect. That said, if a spousal designated life is removed as Owner, Beneficiary, or Annuitant due to divorce, the other spousal designated life becomes the Remaining Designated Life when we receive notice of the divorce, and any other documentation we require, in Good Order. Any new Beneficiary(ies) named by the Remaining Designated Life will not be a spousal designated life.

Key Features and Examples

Descriptions and examples of the key features of the optional living benefit are set forth below. The examples are provided only to illustrate the calculation of various components of the optional living benefit. These examples do not reflect any of the fees and charges under the Annuity. As a result, these examples may not reflect the probable results of the benefit.

Protected Withdrawal Value

The Protected Withdrawal Value is only used to calculate the initial Annual Income Amount and the benefit fee. The Protected Withdrawal Value is separate from your Unadjusted Account Value and not available as cash or a lump sum withdrawal. On the effective date of the benefit, the Protected Withdrawal Value is equal to your Unadjusted Account Value. On each Valuation Day thereafter until the date of your first Lifetime Withdrawal (excluding any Non-Lifetime Withdrawal discussed below), the Protected Withdrawal Value is equal to the “Periodic Value” described in the next paragraphs.

71

Before you take your first Lifetime Withdrawal, your Protected Withdrawal Value is calculated using your “Periodic Value.” Your “Periodic Value” is initially equal to the Unadjusted Account Value on the effective date of the benefit. On each Valuation Day thereafter until the first Lifetime Withdrawal, we recalculate the Periodic Value, as detailed below.

During the first 10 benefit years and before you take your first Lifetime Withdrawal, the Periodic Value is the greater of:

▪ the Periodic Value for the immediately preceding business day (the “Prior Valuation Day”) appreciated at the daily equivalent of the Roll-Up Rate during the calendar day(s) between the Prior Valuation Day and the Current Valuation Day, plus the amount of any Purchase Payments made on the Current Valuation Day, reduced for any Non-Lifetime Withdrawal made on the Current Valuation Day (as described in “Non-Lifetime Withdrawal Feature” below); and

▪ the Unadjusted Account Value on the Current Valuation Day.

Withdrawal Percentages and Roll-Up Rate

Withdrawal Percentages are used to calculate your Annual Income Amount at the time of your first Lifetime Withdrawal. Withdrawal Percentages are also applied to any additional Purchase Payments you make and used to determine whether any Highest Daily Auto Step-Up will occur (see “Highest Daily Auto Step-Up” later in this section).

The Roll-Up Rate is the guaranteed compounded rate of return credited to your Protected Withdrawal Value until your first Lifetime Withdrawal or the earlier of your first Lifetime Withdrawal and the 10th benefit anniversary. If you begin taking Lifetime Withdrawals prior to your 10th benefit anniversary, the Roll-Up Rate will no longer increase your Protected Withdrawal Value.

We declare the current Withdrawal Percentages and Roll-Up Rate that will apply to your Annuity. The current Withdrawal Percentages and Roll-Up Rate are set forth in the applicable Rate Sheet Prospectus Supplement that must accompany this prospectus. Once the Withdrawal Percentages and Roll-Up Rate for your Annuity are established, they will not change while the benefit is in effect. If you terminate and later re-elect the optional living benefit, the Withdrawal Percentages and Roll-Up Rate in effect at the time you re-elect the optional living benefit will apply to your new benefit.

Example of Calculating Your Periodic Value Before Your First Lifetime Withdrawal, On or Before the 10th Anniversary of the Benefit Effective Date

Assume: (1) you purchase the Annuity and elect Spousal Highest Daily Lifetime Income v3.0 on February 10th; (2) the applicable Roll-Up Rate is 5%; (3) on February 13th, you make an additional Purchase Payment of $50,000, and (4) your Unadjusted Account Value is as shown below.

Note: all numbers are rounded to the nearest dollar for the purpose of this example

Date	Unadjusted Account Value
February 10th	$150,000
February 11th	$149,500
February 12th	$150,500
February 13th*	$200,150

* Includes the value of the additional Purchase Payment.

72

Periodic Value on February 10th	$150,000
Periodic Value on February 11th is the greater of:
(1) Periodic Value for the immediately preceding business day appreciated at the daily equivalent of 5% annually $150,000 x (1.05)(1/365) =	$150,020
and (2) Unadjusted Account Value =	$149,500
Periodic Value on February 11th	$150,020
Periodic Value on February 12th is the greater of:
(1) Periodic Value for the immediately preceding business day appreciated at the daily equivalent of 5% annually $150,020 x (1.05)(1/365) =	$150,040
and (2) Unadjusted Account Value =	$150,500
Periodic Value on February 12th	$150,500
Periodic Value on February 13th is the greater of:
(1) Periodic Value for the immediately preceding business day appreciated at the daily equivalent of 5% annually $150,500 x (1.05)(1/365) = $150,520 plus the Purchase Payment of $50,000 =	$200,520
and (2) Unadjusted Account Value =	$200,150
Periodic Value on February 13th	$200,520

After the first 10 benefit years but before you take your first Lifetime Withdrawal, the Roll-Up Rate will no longer increase your Periodic Value, and your Protected Withdrawal Value will be the greater of:

▪ the Periodic Value for the Prior Valuation Day, plus the amount of any additional Purchase Payments made on the Current Valuation Day, reduced for any Non-Lifetime Withdrawal made on the Current Valuation Day; and

▪ the Unadjusted Account Value on the Current Valuation Day.

Because the daily appreciation of the Roll-Up Rate ends after the 10th anniversary of the benefit effective date, you should carefully consider when it is most appropriate for you to begin taking withdrawals under the benefit.

Example of Calculating Your Periodic Value Before Your First Lifetime Withdrawal, After the 10th Anniversary of the Benefit Effective Date

Assume: (1) the 10th anniversary of the date you elected Spousal Highest Daily Lifetime Income v3.0 was February 10th; (2) on March 10th, your Periodic Value is $300,000; (3) on March 13th, you make an additional Purchase Payment of $25,000; and (4) your Unadjusted Account Value is as shown below.

Note: all numbers are rounded to the nearest dollar for the purpose of this example

Date	Unadjusted Account Value
March 11th	$299,500
March 12th	$300,750
March 13th*	$325,400

* Includes the value of the additional Purchase Payment.

73

Periodic Value on March 10th	$300,000
Periodic Value on March 11th is the greater of:
(1) Periodic Value for the immediately preceding business day =	$300,000
and (2) Unadjusted Account Value =	$299,500
Periodic Value on March 11th	$300,000
Periodic Value on March 12th is the greater of:
(1) Periodic Value for the immediately preceding business day =	$300,000
and (2) Unadjusted Account Value =	$300,750
Periodic Value on March 12th	$300,750
Periodic Value on March 13th is the greater of:
(1) Periodic Value for the immediately preceding business day ($300,750) plus the Purchase Payment of $25,000 =	$325,750
and (2) Unadjusted Account Value =	$325,400
Periodic Value on March 13th	$325,750

After you take your first Lifetime Withdrawal, your Protected Withdrawal Value will be the greater of:

▪ the Protected Withdrawal Value on the date of the first Lifetime Withdrawal, increased for additional Purchase Payments and reduced for subsequent Lifetime Withdrawals; and

▪ the highest daily Unadjusted Account Value upon any step-up, increased for additional Purchase Payments and reduced for subsequent Lifetime Withdrawals (see “Highest Daily Auto Step-Up” later in this section).

Annual Income Amount

The Annual Income Amount is the annual amount of income for which you are eligible for life under Spousal Highest Daily Lifetime Income v3.0. The Annual Income Amount is equal to the Withdrawal Percentage applicable to the younger designated life’s age at the time of the first Lifetime Withdrawal multiplied by the Protected Withdrawal Value at the time of the first Lifetime Withdrawal. We use the age of the younger designated life even if that designated life is no longer a participant under the Annuity due to death or divorce. For example, if your Protected Withdrawal Value is $300,000 and the applicable Withdrawal Percentage is 4.5%, your initial Annual Income Amount would be $13,500. The Annual Income Amount does not reduce in subsequent Annuity Years, unless you take a withdrawal of Excess Income as described below. Any additional Purchase Payment that you make subsequent to the election of Spousal Highest Daily Lifetime Income v3.0 and subsequent to the first Lifetime Withdrawal will immediately increase the then-existing Annual Income Amount by an amount equal to the additional Purchase Payment multiplied by the applicable Withdrawal Percentage based on the age of the younger designated life at the time of the first Lifetime Withdrawal.

The amount of any applicable CDSC and/or tax withholding will be included in your withdrawal amount to determine whether your withdrawal is a withdrawal of Excess Income.

▪ If you request a gross withdrawal, the amount of any CDSC and/or tax withholding will be deducted from the amount you actually receive. This means you will receive less than you requested. In this instance, in order to avoid a withdrawal of Excess Income, you cannot request an amount that would result in cumulative withdrawals in that Annuity Year exceeding your Annual Income Amount.

▪ If you request a net withdrawal, the amount of any CDSC and/or tax withholding will be deducted from your Unadjusted Account Value. This means that an amount greater than the amount you requested will be deducted from your Unadjusted Account Value. In this instance, in order to avoid a withdrawal of Excess Income, the amount you request plus the amount of any applicable CDSC and/or tax withholding cannot cause cumulative withdrawals in that Annuity Year to exceed your Annual Income Amount. If you request a net withdrawal, you are more likely to take a withdrawal of Excess Income than if you request a gross withdrawal.

You may use the systematic withdrawal program to make withdrawals of the Annual Income Amount. Any systematic withdrawal will be deemed a Lifetime Withdrawal under this benefit and must be taken as a gross withdrawal.

Withdrawals and Spousal Highest Daily Lifetime Income v3.0

Spousal Highest Daily Lifetime Income v3.0 does not affect your ability to take partial withdrawals under your Annuity, or limit your ability to take partial withdrawals that exceed the Annual Income Amount. All withdrawals will be taken on a pro rata basis from all Investment Options and the Secure Value Account.

Under Spousal Highest Daily Lifetime Income v3.0, if your cumulative Lifetime Withdrawals in an Annuity Year are less than or equal to the Annual Income Amount:

▪ they will not reduce your Annual Income Amount in subsequent Annuity Years;

▪ they will reduce the Annual Income Amount on a dollar-for-dollar basis in that Annuity Year; and

▪ you cannot carry over the unused portion of the Annual Income Amount to subsequent Annuity Years.

74

If cumulative Lifetime Withdrawals in an Annuity Year exceed the Annual Income Amount, your Annual Income Amount in subsequent years will be proportionately reduced (except with regard to certain Required Minimum Distributions as discussed in “Required Minimum Distributions” later in this section).

Highest Daily Auto Step-Up

An automatic step-up feature (“Highest Daily Auto Step-Up”) is part of this benefit. As detailed in this paragraph, the Highest Daily Auto Step-Up feature can result in a larger Annual Income Amount subsequent to your first Lifetime Withdrawal. The Highest Daily Step-Up starts with the anniversary of the Issue Date of the Annuity (the “Annuity Anniversary”) immediately after your first Lifetime Withdrawal under the benefit. Specifically, upon the first such Annuity Anniversary, we identify the Unadjusted Account Value on each Valuation Day within the immediately preceding Annuity Year after your first Lifetime Withdrawal. Having identified the highest daily value (after all daily values have been adjusted for subsequent Purchase Payments and withdrawals), we then multiply that value by the applicable Withdrawal Percentage that varies based on the age of the younger designated life on the Annuity Anniversary as of which the step-up would occur. If that value exceeds the existing Annual Income Amount, we replace the existing amount with the new, higher amount. Otherwise, we leave the existing Annual Income Amount intact. We will repeat this process on each subsequent Annuity Anniversary. We will not automatically increase your Annual Income Amount solely as a result of your attaining a new age that is associated with a new Withdrawal Percentage. The Unadjusted Account Value on the Annuity Anniversary is considered the last daily step-up value of the Annuity Year. All daily valuations and annual step-ups will only occur on Valuation Days. Taking regular Lifetime Withdrawals makes it less likely that a Highest Daily Auto Step-up will occur. At the time that we increase your Annual Income Amount, we also increase your Protected Withdrawal Value to equal the highest daily value upon which your step-up was based only if that results in an increase to the Protected Withdrawal Value. Your Protected Withdrawal Value will never be decreased as a result of an income step-up.

If, on the date that we implement a Highest Daily Auto Step-Up to your Annual Income Amount, the charge for Spousal Highest Daily Lifetime Income v3.0 has changed for new purchasers, you may be subject to the new charge at the time of such step-up. Prior to increasing your charge for Spousal Highest Daily Lifetime Income v3.0 upon a step-up, we will notify you, and give you the opportunity to cancel the automatic step-up feature. If you receive notice of a proposed step-up and accompanying fee increase, you should carefully evaluate whether the amount of the step-up justifies the increased fee to which you will be subject. Any such increased charge will not be greater than the maximum charge set forth in the Optional Living Benefits table in “Summary of Contract Fees and Charges.”

If you are enrolled in a systematic withdrawal program, we will not automatically increase the withdrawal amount when there is an increase to the Annual Income Amount. You must notify us in order to increase the withdrawal amount of any systematic withdrawal program.

Examples of dollar-for-dollar and proportional reductions, and the Highest Daily Auto Step-Up are set forth below. The values shown here are purely hypothetical, and do not reflect the charges for the Spousal Highest Daily Lifetime Income v3.0 or any other fees and charges under the Annuity. Assume the following for all three examples:

▪ The Issue Date is July 2nd

▪ Spousal Highest Daily Lifetime Income v3.0 is elected on July 2nd

▪ The applicable Withdrawal Percentage is 4.5%.

▪ The first withdrawal is a Lifetime Withdrawal

Unless otherwise indicated, it is assumed that all dates referenced in these examples fall on consecutive business days.

Example of dollar-for-dollar reductions

On October 28th, the Protected Withdrawal Value is $120,000, resulting in an Annual Income Amount of $5,400 (since the Annual Income Amount is 4.5% of the Protected Withdrawal Value, in this case 4.5% of $120,000). Assuming $2,500 is withdrawn from the Annuity on this date, the remaining Annual Income Amount for that Annuity Year (up to and including July 1st) is $2,900. This is the result of a dollar-for-dollar reduction of the Annual Income Amount ($5,400 less $2,500 = $2,900).

Example of proportional reductions

Continuing the previous example, assume an additional withdrawal of $5,000 occurs on October 29th and the Account Value at the time and immediately prior to this withdrawal is $118,000. The first $2,900 of this withdrawal reduces the Annual Income Amount for that Annuity Year to $0. The remaining withdrawal amount of $2,100 reduces the Annual Income Amount in future Annuity Years on a proportional basis based on the ratio of the Excess Income to the Account Value immediately prior to the Excess Income. (Note that if there were other withdrawals in that Annuity Year, each would result in another proportional reduction to the Annual Income Amount.)

75

Here is the calculation:

Account Value before Lifetime Withdrawal	$118,000.00
Amount of “non” Excess Income	$2,900.00
Account Value immediately before Excess Income of $2,100	$115,100.0
Excess Income amount	$2,100.00
Ratio ($2,100/$115,100 = 1.82%)	1.82%
Annual Income Amount	$5,400.00
1.82% Reduction in Annual Income Amount	$98.28
Annual Income Amount for future Annuity Years	$5,301.72

Example of Highest Daily Auto Step-Up

On each Annuity Anniversary date after the first Lifetime Withdrawal, the Annual Income Amount is stepped-up if the applicable Withdrawal Percentage (based on the younger designated life's age on that Annuity Anniversary) of the highest daily value since your first Lifetime Withdrawal (or last Annuity Anniversary in subsequent years), adjusted for withdrawals and additional Purchase Payments, is greater than the Annual Income Amount, adjusted for Excess Income and additional Purchase Payments.

For this example assume the Annual Income Amount for this Annuity Year is $10,800. Also assume that a Lifetime Withdrawal of $5,400 was previously taken during the Annuity Year and a $10,000 withdrawal resulting in $4,600 of Excess Income on June 29th reduces the amount to $10,259.75 for future years. For the next Annuity Year, the Annual Income Amount will be stepped up if 4.5% of the highest daily Unadjusted Account Value, adjusted for withdrawals and Purchase Payments is greater than $10,259.75. Steps for determining the daily values are displayed below. Only the June 28th value is being adjusted for Excess Income; the June 30th, July 1st, and July 2nd Valuation Dates occur after the Excess Income withdrawal on June 29th.

Date*	Unadjusted Account Value	Highest Daily Value (adjusted for withdrawal and purchase payments)**	Adjusted Annual Income Amount (5% of the Highest Daily Value)
June 28th	$238,000.00	$238,000.00	$10,710.00
June 29th	$226,500.00	$227,994.52	$10,259.75
June 30th	$226,800.00	$227,994.52	$10,259.75
July 1st	$233,500.00	$233,500.00	$10,507.50
July 2nd	$231,900.00	$233,500.00	$10,507.50

* In this example, the Annuity Anniversary date is July 2nd. The Valuation Dates are every day following the first Lifetime Withdrawal. In subsequent Annuity Years Valuation Dates will be the Annuity Anniversary and every day following the Annuity Anniversary. The Annuity Anniversary Date of July 2nd is considered the first Valuation Date in the Annuity Year.

** In this example, the first daily value after the first Lifetime Withdrawal is $238,000 on June 28th, resulting in an adjusted Annual Income Amount of $10,710.00. This amount is adjusted on June 29th to reflect the $10,000 withdrawal. The adjustments are determined as follows:

▪  The Unadjusted Account Value of $238,000 on June 28th is first reduced dollar-for-dollar by $5,400 ($5,400 is the remaining Annual Income Amount for the Annuity Year), resulting in Unadjusted Account Value of $232,600 before the Excess Income.

▪ This amount ($232,600) is further reduced by 1.98%, the ratio of Excess Income of $4,600 ($10,000 withdrawal minus non-excess amount of $5,400) divided by the Account Value ($232,600) immediately preceding the Excess Income. This results in a Highest Daily Value of $227,994.52 after the adjustment.

▪ The adjusted June 29th Highest Daily Value, $227,994.52, is carried forward to the next Valuation Date of June 30th. At this time, we compare this amount to the Unadjusted Account Value on June 30th, $226,800. Since the June 29th adjusted Highest Daily Value of $227,994.52 is greater than the June 30th Unadjusted Account Value, we will continue to carry $227,994.52 forward to the next Valuation Date of July 1st. The Unadjusted Account Value on July 1st, $233,500, becomes the Highest Daily Value since it exceeds the $227,994.52 carried forward.

▪ The July 1st adjusted Highest Daily Value of $233,500 is also greater than the July 2nd Unadjusted Account Value of $231,900, so the $233,500 will be carried forward to the first Valuation Date of July 2nd.

In this example, the final Highest Daily Value of $233,500 is converted to an Annual Income Amount based on the applicable Withdrawal Percentage of 4.5%, generating an Annual Income Amount of $10,507.50. Since this amount is greater than the current year's Annual Income Amount of $10,435.50 (adjusted for Excess Income), the Annual Income Amount for the next Annuity Year, starting on July 2nd and continuing through July 1st of the following calendar year, will be stepped-up to $10,507.50.

Non-Lifetime Withdrawal Feature

You may take a one-time non-lifetime withdrawal (“Non-Lifetime Withdrawal”) under Spousal Highest Daily Lifetime Income v3.0. It is an optional feature of the benefit that you can only elect at the time of your first withdrawal. You cannot take a Non-Lifetime Withdrawal in an amount that would cause your Annuity’s Account Value, after taking the withdrawal,

76

to fall below the minimum Surrender Value (see “Surrenders – Surrender Value”). This Non-Lifetime Withdrawal will not establish your initial Annual Income Amount and the Periodic Value described earlier in this section will continue to be calculated. However, the total amount of the withdrawal will proportionally reduce all guarantees associated with Spousal Highest Daily Lifetime Income v3.0. You must tell us at the time you take the partial withdrawal if your withdrawal is intended to be the Non-Lifetime Withdrawal and not the first Lifetime Withdrawal under Spousal Highest Daily Lifetime Income v3.0. If you do not designate the withdrawal as a Non-Lifetime Withdrawal, the first withdrawal you make will be the first Lifetime Withdrawal that establishes your Annual Income Amount, which is based on your Protected Withdrawal Value. Once you elect the Non-Lifetime Withdrawal or Lifetime Withdrawals, no additional Non-Lifetime Withdrawals may be taken. If you do not take a Non-Lifetime Withdrawal before beginning Lifetime Withdrawals, you lose the ability to take it.

The Non-Lifetime Withdrawal will proportionally reduce the Protected Withdrawal Value by the percentage the total withdrawal amount (including any applicable CDSC and MVA) represents of the then current Account Value immediately prior to the withdrawal. As such, you should carefully consider when it is most appropriate for you to begin taking withdrawals under the benefit.

If you are participating in a systematic withdrawal program, the first withdrawal under the program cannot be classified as the Non-Lifetime Withdrawal. The first withdrawal under the program will be considered a Lifetime Withdrawal.

Example – Non-Lifetime Withdrawal (proportional reduction)

This example is purely hypothetical and does not reflect the charges for the benefit or any other fees and charges under the Annuity. It is intended to illustrate the proportional reduction of the Non-Lifetime Withdrawal under this benefit. Assume the following:

▪ The Issue Date is December 3rd

▪ Spousal Highest Daily Lifetime Income v3.0 is elected on December 3rd

▪ The Unadjusted Account Value at benefit election is $105,000

▪ No previous withdrawals have been taken under Spousal Highest Daily Lifetime Income v3.0

On October 3rd of the same year the benefit is elected, the Protected Withdrawal Value is $125,000 and the Account Value is $120,000. Assuming $15,000 is withdrawn from the Annuity on that same October 3rd and is designated as a Non-Lifetime Withdrawal, all guarantees associated with Spousal Highest Daily Lifetime Income v3.0 will be reduced by the ratio of the total withdrawal amount to the Account Value just prior to the withdrawal being taken.

Here is the calculation:

Withdrawal amount	$15,000
Divided by Account Value before withdrawal	$120,000
Equals ratio	12.5%
All guarantees will be reduced by the above ratio (12.5%)
Protected Withdrawal Value	$109,375

Required Minimum Distributions

See “Required Minimum Distributions” in the prospectus section above concerning Highest Daily Lifetime Income v3.0 for a discussion of the relationship between the RMD amount and the Annual Income Amount.

Benefits Under Spousal Highest Daily Lifetime Income v3.0

▪ To the extent that your Unadjusted Account Value was reduced to zero as a result of cumulative Lifetime Withdrawals in an Annuity Year that are less than or equal to the Annual Income Amount, and amounts are still payable under Spousal Highest Daily Lifetime Income v3.0, we will make an additional payment, if any, for that Annuity Year equal to the remaining Annual Income Amount for the Annuity Year. Thus, in that scenario, the remaining Annual Income Amount would be payable even though your Unadjusted Account Value was reduced to zero. In subsequent Annuity Years we make payments that equal the Annual Income Amount as described in this section. We will make payments until the death of the first of the designated lives to die, and will continue to make payments until the death of the second designated life. After the Unadjusted Account Value is reduced to zero, you are not permitted to make additional Purchase Payments to your Annuity. To the extent that cumulative partial withdrawals in an Annuity Year exceed the Annual Income Amount (“Excess Income”) and reduce your Unadjusted Account Value to zero, Spousal Highest Daily Lifetime Income v3.0 terminates, we will make no further payments of the Annual Income Amount and no additional payments will be permitted. However, if a partial withdrawal in the latter scenario was taken to satisfy a Required Minimum Distribution (as described above) under the Annuity then the benefit will not terminate, and we will continue to pay the Annual Income Amount in subsequent Annuity Years until the death of the second designated life.

▪ Please note that if your Unadjusted Account Value is reduced to zero, any subsequent payments will be treated as annuity payments. Further, payments that we make under this benefit after the Latest Annuity Date will be treated as annuity payments. Also, any Death Benefit will terminate if withdrawals reduce your Unadjusted Account Value to zero.

77

This means that any Death Benefit is terminated and no Death Benefit is payable if your Unadjusted Account Value is reduced to zero as the result of a withdrawal less than, equal to or in excess of your Annual Income Amount.

▪ If annuity payments are to begin under the terms of your Annuity, or if you decide to begin receiving annuity payments and there is an Annual Income Amount due in subsequent Annuity Years, you can elect one of the following two options:

(1) apply your Unadjusted Account Value, less any applicable state required premium tax, to any annuity option available; or

(2) request that, as of the date annuity payments are to begin, we make annuity payments each year equal to the Annual Income Amount. We will make payments until the death of the first designated life, and will continue to make payments until the death of the second designated life. If, due to death of a designated life or divorce prior to annuitization, only a single designated life remains, then annuity payments will be made as a life annuity for the lifetime of the designated life. We must receive your request in a form acceptable to us at our office. If applying your Unadjusted Account Value, less any applicable tax charges, to our current life only (or joint life, depending on the number of designated lives remaining) annuity payment rates results in a higher annual payment, we will give you the higher annual payment.

▪ In the absence of an election when mandatory annuity payments are to begin, we currently make annual annuity payments as a joint and survivor or single (as applicable) life fixed annuity with eight payments certain, by applying the greater of the annuity rates then currently available or the annuity rates guaranteed in your Annuity. We reserve the right at any time to increase or decrease the certain period in order to comply with the Code (e.g., to shorten the period certain to match life expectancy under applicable Internal Revenue Service tables). The amount that will be applied to provide such annuity payments will be the greater of:

(1) the present value of the future Annual Income Amount payments (if no Lifetime Withdrawal was ever taken, we will calculate the Annual Income Amount as if you made your first Lifetime Withdrawal on the date the annuity payments are to begin). Such present value will be calculated using the greater of the joint and survivor or single (as applicable) life fixed annuity rates then currently available or the joint and survivor or single (as applicable) life fixed annuity rates guaranteed in your Annuity; and

(2) the Unadjusted Account Value.

Other Important Considerations

▪  Withdrawals under the Spousal Highest Daily Lifetime Income v3.0 benefit are subject to all of the terms and conditions of the Annuity, including any applicable CDSC for the Non-Lifetime Withdrawal as well as partial withdrawals that exceed the Annual Income Amount. If you elect a systematic withdrawal program at the time you elect this benefit, the first systematic withdrawal that processes will be deemed a Lifetime Withdrawal. Withdrawals made while Spousal Highest Daily Lifetime Income v3.0 is in effect will be treated, for tax purposes, in the same way as any other withdrawals under the Annuity. Any withdrawals made under the benefit will be taken pro rata from the Sub-accounts (including the AST Investment Grade Bond Sub-account), the Secure Value Account and the DCA MVA Options. If you elect a systematic withdrawal program and you elect this benefit, the program must withdraw funds pro rata.

▪ Any Lifetime Withdrawal that does not cause cumulative withdrawals in that Annuity Year to exceed your Annual Income Amount is not subject to a CDSC, even if the total amount of such withdrawals in any Annuity Year exceeds the maximum Free Withdrawal amount. For example, if your Free Withdrawal Amount is $10,000 and your Annual Income Amount is $11,000, withdrawals of your entire Annual Income Amount in any Annuity Year would not trigger a CDSC. If you withdrew $12,000, however, $1,000 would be subject to a CDSC.

▪ You should carefully consider when to begin taking Lifetime Withdrawals. If you begin taking withdrawals early, you may maximize the time during which you may take Lifetime Withdrawals, and you will be using an optional living benefit for which you are paying a charge. On the other hand, you could limit the value of the benefit if you begin taking withdrawals too soon. For example, withdrawals reduce your Unadjusted Account Value and may limit the potential for increasing your Protected Withdrawal Value. You should discuss with your Financial Professional when it may be appropriate for you to begin taking Lifetime Withdrawals.

▪ You cannot allocate Purchase Payments or transfer Unadjusted Account Value to or from the AST Investment Grade Bond Sub-account or the Secure Value Account. A summary description of the AST Investment Grade Bond Sub-account appears in the prospectus section entitled “Investment Options.” In addition, you can find a copy of the AST Investment Grade Bond Sub-account prospectus by going to www.prudentialannuities.com.

▪ Transfers to and from the Permitted Sub-accounts, the DCA MVA Options, and the AST Investment Grade Bond Sub-account triggered by the predetermined mathematical formula will not count toward the maximum number of free transfers allowable under an Annuity. Also, transfers we make to or from the Secure Value Account due to the election, termination or re-election of an optional living benefit will not count toward the maximum number of free transfers.

▪ Upon election of the benefit, we allocate 10% of your Unadjusted Account Value to the Secure Value Account. This means 90% of your Unadjusted Account Value will be allocated to the Permitted Sub-accounts. We may amend the Permitted Sub-accounts from time to time. Changes to Permitted Sub-accounts, or to the requirements as to how you

78

may allocate your Unadjusted Account Value with this benefit, will apply to new elections of the benefit and may apply to current Owners of the benefit. Current Owners of the benefit will be able to maintain amounts previously allocated to those sub-accounts, but may not be permitted to transfer amounts or allocate new Purchase Payments to those sub-accounts.

▪ If you elect this benefit after your Annuity is issued (which must occur within 30 days of the date your Annuity is issued) or terminate and later re-elect this benefit, you may be required to reallocate to different Sub-accounts if you are currently invested in non-permitted Sub-accounts. On the Valuation Day we receive your request in Good Order, we will (i) sell Units of the non-permitted Sub-accounts and (ii) invest the proceeds of those sales in the Permitted Sub-accounts that you have designated. During this reallocation process, your Unadjusted Account Value allocated to the Permitted Sub-accounts will remain exposed to investment risk, as is the case generally. The newly-elected benefit will commence at the close of business on the following Valuation Day. Thus, the protection afforded by the newly-elected benefit will not begin until the close of business on the following Valuation Day.

▪ Any Death Benefit will terminate if withdrawals taken under Spousal Highest Daily Lifetime Income v3.0 reduce your Unadjusted Account Value to zero. This means that any Death Benefit is terminated and no Death Benefit is payable if your Unadjusted Account Value is reduced to zero as the result of a withdrawal less than, equal to or in excess of your Annual Income Amount. (See “Death Benefits” for more information.)

Charge for the Spousal Highest Daily Lifetime Income v3.0

The current charge for Spousal Highest Daily Lifetime Income v3.0 is 1.10% annually of the greater of Unadjusted Account Value and Protected Withdrawal Value. The maximum charge for Spousal Highest Daily Lifetime Income v3.0 is 2.00% annually of the greater of the Unadjusted Account Value and Protected Withdrawal Value. As discussed in “Highest Daily Auto Step-Up” above, we may increase the fee upon a step-up under this benefit. We deduct this charge on quarterly anniversaries of the benefit effective date, based on the values on the last Valuation Day prior to the quarterly anniversary. Thus, we deduct, on a quarterly basis, 0.275% of the greater of the prior Valuation Day’s Unadjusted Account Value, or the prior Valuation Day’s Protected Withdrawal Value. We deduct the fee pro rata from each of your Sub-accounts, including the AST Investment Grade Bond Sub-account but we do not deduct the fee from the Secure Value Account or the DCA MVA Option. You will begin paying this charge as of the effective date of the benefit even if you do not begin taking withdrawals for many years, or ever. We will not refund the charges you have paid if you choose never to take any withdrawals and/or if you never receive any lifetime income payments.

If the deduction of the charge would result in the Unadjusted Account Value falling below the lesser of $500 or 5% of the sum of the Unadjusted Account Value on the effective date of the benefit plus all Purchase Payments made subsequent thereto (we refer to this as the “Account Value Floor”), we will only deduct that portion of the charge that would not cause the Unadjusted Account Value to fall below the Account Value Floor. If the Unadjusted Account Value on the date we would deduct a charge for the benefit is less than the Account Value Floor, then no charge will be assessed for that benefit quarter. Charges deducted upon termination of the benefit may cause the Unadjusted Account Value to fall below the Account Value Floor. If a charge for Spousal Highest Daily Lifetime Income v3.0 would be deducted on the same day we process a withdrawal request, the charge will be deducted first, then the withdrawal will be processed. The withdrawal could cause the Unadjusted Account Value to fall below the Account Value Floor. While the deduction of the charge (other than the final charge) may not reduce the Unadjusted Account Value to zero, a withdrawal that is not a withdrawal of Excess Income may reduce the Unadjusted Account Value to zero. If the Unadjusted Account Value is reduced to zero as a result of a partial withdrawal that is not a withdrawal of Excess Income and the Annual Income Amount is greater than zero, we will make payments under the benefit.

Termination of Your Spousal Highest Daily Lifetime Income v3.0

You may not terminate the Spousal Highest Daily Lifetime Income v3.0 prior to the first benefit anniversary (the calendar date on which you elected the optional living benefit, occurring each Annuity Year after the first benefit year). If you terminate the benefit, any guarantee provided by the benefit will terminate as of the date the termination is effective, and certain restrictions on re-election may apply. For example, there is currently a waiting period of 90 days before you can re-elect a new benefit (except in the case of spousal assumption of a contract).

The benefit automatically terminates upon the first to occur of the following:

(i) upon our receipt of Due Proof of Death of the first designated life, if the surviving spouse opts to take the death benefit under the Annuity (rather than continue the Annuity) or if the surviving spouse is not an eligible designated life;

(ii) upon the death of the second designated life;

(iii) your termination of the benefit;

(iv) your surrender of the Annuity;

(v) the Latest Annuity Date or your election to begin receiving annuity payments (although if you have elected to take annuity payments in the form of the Annual Income Amount, we will continue to pay the Annual Income Amount);

79

(vi) both the Unadjusted Account Value and Annual Income Amount equal zero due to a withdrawal of Excess Income;

(vii) you allocate or transfer any portion of your Account Value to any Sub–account(s) to which you are not permitted to electively allocate or transfer Account Value (subject to state law - please see Appendix C for Special Contract Provisions for Annuities Issued in Certain States);* or

(viii) you cease to meet our requirements as described in “Election of and Designations under the Benefit” or if we process a requested change that is not consistent with our allowed owner, annuitant or beneficiary designations (subject to state law - please see Appendix C for Special Contract Provisions for Annuities Issued in Certain States).*

* Prior to terminating a benefit, we will send you written notice and provide you with an opportunity to reallocate amounts to the Permitted Sub-accounts or change your designations, as applicable.

“Due Proof of Death” is satisfied when we receive all of the following in Good Order: (a) a death certificate or similar documentation acceptable to us; (b) all representations we require or which are mandated by applicable law or regulation in relation to the death claim and the payment of death proceeds (representations may include, but are not limited to, trust or estate paperwork (if needed); consent forms (if applicable); and claim forms from at least one beneficiary); and (c) any applicable election of the method of payment of the death benefit, if not previously elected by the Owner, by at least one Beneficiary.

Upon termination of Spousal Highest Daily Lifetime Income v3.0 other than upon the death of the second Designated Life or Annuitization, we impose any accrued fee for the benefit (i.e., the fee for the pro-rated portion of the year since the fee was last assessed), and thereafter we cease deducting the charge for the benefit. This final charge will be deducted even if it results in the Unadjusted Account Value falling below the Account Value Floor. However, if the amount in the Sub-accounts is not enough to pay the charge, we will reduce the fee to no more than the amount in the Sub-accounts. With regard to your investment allocations, upon termination we will: (i) leave intact amounts that are held in the Permitted Sub-accounts, and (ii) unless you are participating in an asset allocation program (i.e., Static Re-balancing Program, or 6 or 12 Month DCA Program) for which we are providing administrative support, transfer all amounts held in the AST Investment Grade Bond Sub-account and the Secure Value Account to your variable Investment Options, pro rata (i.e. in the same proportion as the current balances in your variable Investment Options). If you are participating in an asset allocation program, amounts will be transferred in accordance with your instructions for that program. If, prior to the transfer from the AST Investment Grade Bond Sub-account and the Secure Value Account, the Unadjusted Account Value in the variable Investment Options is zero, we will transfer such amounts to the AST Money Market Sub-account.

Spousal Highest Daily Lifetime Income v3.0 Conditions

See “Highest Daily Lifetime Income v3.0 Conditions” in the discussion of Highest Daily Lifetime Income v3.0 above for information regarding the conditions of the benefit.

Additional Tax Considerations

Please see “Additional Tax Considerations” under Highest Daily Lifetime Income v3.0 above.

80

DEATH BENEFITS

TRIGGERS FOR PAYMENT OF THE DEATH BENEFIT

The Annuity provides a Death Benefit prior to Annuitization. If the Annuity is owned by one or more natural persons, the Death Benefit is payable upon the death of the Owner (or the first to die, if there are multiple Owners). If the Annuity is owned by an entity, the Death Benefit is payable upon the Annuitant's death if there is no Contingent Annuitant. If the Annuity is owned by a natural person Owner who is not also the Annuitant and the Annuitant dies, then no Death Benefit is payable because of the Annuitant's death. Generally, if a Contingent Annuitant was designated before the Annuitant's death and the Annuitant dies, then the Contingent Annuitant becomes the Annuitant and a Death Benefit will not be paid upon the Annuitant's death. The person upon whose death the Death Benefit is paid is referred to below as the “decedent”.

Where an Annuity is issued to a trust, and such trust is characterized as a grantor trust under the Code, such Annuity shall not be considered to be held by a non-natural person and will be subject to the tax reporting and withholding requirements generally applicable to a Nonqualified Annuity held by a natural person. At this time, we will not issue an Annuity to grantor trusts with more than two grantors.

You may name as the Owner of the Annuity a grantor trust with one grantor only if the grantor is designated as the Annuitant. You may name as the Owner of the Annuity, subject to state availability, a grantor trust with two grantors only if the oldest grantor is designated as the Annuitant. We will not issue Annuities to grantor trusts with more than two grantors and we will not permit co-grantors to be designated as either joint Annuitants during the Accumulation Period or Contingent Annuitants.

Where the Annuity is owned by a grantor trust, the Annuity must be distributed within 5 years after the date of death of the first grantor’s death under § 72(s) of the Code. If a non-Annuitant grantor predeceases the Annuitant, the Surrender Value will be payable. The Surrender Value will be payable to the trust and there is no Death Benefit provided under the Annuity except as otherwise described below. Between the date of death of the non-Annuitant grantor and the date that we distribute the Surrender Value, the Account Value is reduced by the Total Insurance Charge and subject to market fluctuations. If the Annuitant dies after the death of the first grantor, but prior to the distribution of the Surrender Value of the Annuity, then the Death Benefit amount will be payable as a lump sum to the Beneficiary or Beneficiaries as described in the “Death Benefits” section of this prospectus. See the “Death Benefits” section for information on the amount payable if the Annuitant predeceases the non-Annuitant grantor.

We determine the amount of the Death Benefit as of the date we receive “Due Proof of Death.” Due Proof of Death can be met only if each of the following is submitted to us in Good Order: (a) a death certificate or similar documentation acceptable to us (b) all representations we require or which are mandated by applicable law or regulation in relation to the death claim and the payment of death proceeds and (c) any applicable election of the method of payment of the death benefit by at least one Beneficiary (if not previously elected by the Owner). We must be made aware of all eligible Beneficiaries in order for us to have received Due Proof of Death. Any given Beneficiary must submit the written information we require in order to be paid his/her share of the Death Benefit.

Once we have received Due Proof of Death, each eligible Beneficiary may take his/her portion of the Death Benefit in one of the forms described in this prospectus (e.g., distribution of the entire interest in the Annuity within 5 years after the date of death, or as periodic payments over a period not extending beyond the life or life expectancy of the Beneficiary – see “Payment of Death Benefits” below).

After our receipt of Due Proof of Death, we automatically transfer any remaining Death Benefit to the AST Money Market Sub-account. However, between the date of death and the date that we transfer any remaining Death Benefit to the AST Money Market Sub-account, the amount of the Death Benefit is impacted by the Insurance Charge and subject to market fluctuations.

No Death Benefit will be payable if the Annuity terminates because your Unadjusted Account Value reaches zero (which can happen if, for example, you are taking withdrawals under an optional living benefit).

EXCEPTIONS TO AMOUNT OF DEATH BENEFIT

There are certain exceptions to the amount of the Death Benefit.

Submission of Due Proof of Death after One Year. If we receive Due Proof of Death more than one year after the date of death, we reserve the right to limit the Death Benefit to the Unadjusted Account Value on the date we receive Due Proof of Death (i.e., we would not pay the "Return of Adjusted Purchase Payment" amount defined below).

Death Benefit Suspension Period. You also should be aware that there is a Death Benefit suspension period. If the decedent was not the Owner or Annuitant as of the Issue Date (or within 60 days thereafter), the Death Benefit will be suspended for a two year period starting from the date that person first became Owner or Annuitant. This suspension would not apply if the ownership or annuitant change was the result of Spousal Continuation or death of the prior Owner or Annuitant. While the two year suspension is in effect, the Death Benefit amount will equal the Unadjusted Account Value. After the two-year suspension period is completed, the Death Benefit is the same as if the suspension period had

81

not been in force. See “Change of Owner, Annuitant and Beneficiary Designations” in “Managing Your Annuity” with regard to changes of Owner or Annuitant that are allowable.

DEATH BENEFIT AMOUNT

The Annuity provides a Death Benefit at no additional charge. The amount of the Death Benefit is equal to the greater of:

▪ The Return of Adjusted Purchase Payment amount, defined as the sum of all Purchase Payments you have made since the Issue Date of the Annuity until the date of Due Proof of Death, reduced by withdrawals as described below (currently, there are no charges that reduce Purchase Payments, for purposes of the Return of Adjusted Purchase Payment amount); and

▪ Your Unadjusted Account Value on the date we receive Due Proof of Death.

Impact of Withdrawals on Death Benefit Amount

Partial withdrawals reduce the Return of Adjusted Purchase Payment amount. The calculation utilized to reduce the Return of Adjusted Purchase Payment amount is dependent upon whether or not either Highest Daily Lifetime Income v3.0 or Spousal Highest Daily Lifetime Income v3.0 is in effect on the date of the withdrawal. Initially, the Return of Adjusted Purchase Payment amount is equal to the sum of all “adjusted” Purchase Payments (i.e., the amount of Purchase Payments we receive, less any fees or tax charges deducted from Purchase Payments upon allocation to the Annuity) allocated to the Annuity on its Issue Date. Thereafter, the Return of Adjusted Purchase Payments Amount is:

(1) Increased by any additional adjusted Purchase Payments allocated to the Annuity, and

(2) Reduced for any partial withdrawals. The method of reduction depends on whether or not any Highest Daily Lifetime Income v3.0 Benefit is in effect on the date the withdrawal is made and the amount of the withdrawal, as described below.

(i) If either Highest Daily Lifetime Income v3.0 or Spousal Highest Daily Lifetime Income v3.0 is in effect on the date the partial withdrawal is made, a Non-Lifetime Withdrawal, as defined under the benefit, will proportionally reduce the Return of Adjusted Purchase Payments amount (i.e., by the ratio of the amount of the withdrawal to the Unadjusted Account Value immediately prior to the withdrawal). Any Lifetime Withdrawal that is not deemed Excess Income, as those terms are described in the benefit, will cause a dollar-for-dollar basis reduction to the Return of Adjusted Purchase Payments amount. All or any portion of a Lifetime Withdrawal in an Annuity Year that is deemed Excess Income, as defined in the benefit, will cause a proportional basis reduction to the Return of Adjusted Purchase Payments amount (i.e., by the ratio of the amount of the withdrawal to the Unadjusted Account Value immediately prior to the withdrawal).

(ii) If neither Highest Daily Lifetime Income v3.0 nor Spousal Highest Daily Lifetime Income v3.0 is in effect on the date the partial withdrawal is made, the withdrawal will cause a proportional basis reduction to the Return of Adjusted Purchase Payments Amount (i.e., by the ratio of the amount of the withdrawal to the Unadjusted Account Value immediately prior to the withdrawal).

Please be advised that a partial withdrawal that occurs on the same date as the effective date of Highest Daily Lifetime Income v3.0 or Spousal Highest Daily Lifetime Income v3.0 will be treated as if such benefit were in effect at the time of the withdrawal, for purposes of calculating the Return of Adjusted Purchase Payments amount. Further, if you terminate Highest Daily Lifetime Income v3.0 or Spousal Highest Daily Lifetime Income v3.0, and also take a withdrawal on that date, then the withdrawal will be treated as if such benefit were NOT in effect at the time of the withdrawal.

SPOUSAL CONTINUATION OF ANNUITY

Unless you designate a Beneficiary other than your spouse, upon the death of either spousal Owner, the surviving spouse may elect to continue ownership of the Annuity instead of taking the Death Benefit payment. The Unadjusted Account Value as of the date of Due Proof of Death will be equal to the Death Benefit that would have been payable. Any amount added to the Unadjusted Account Value will be allocated to the Sub-accounts (if you participate in an optional living benefit, such amount will not be directly added to the AST Investment Grade Bond Sub-account used by the benefit, but may be reallocated by the predetermined mathematical formula on the same day). No CDSC will apply to Purchase Payments made prior to the effective date of a spousal continuation. However, any additional Purchase Payments made after the date the spousal continuation is effective will be subject to all provisions of the Annuity, including the CDSC when applicable. For purposes of calculating the CDSC to which Purchase Payments made after spousal continuation may be subject, we employ the same CDSC schedule in the same manner as for Purchase Payments made prior to spousal continuation. Moreover, to calculate the CDSC applicable to the withdrawal of a Purchase Payment made by the surviving spouse, we would consider cumulative Purchase Payments made both before, on and after the date of spousal continuation. We will impose the Premium Based Charge on all Purchase Payments (whether received before, on or after the date of spousal continuation) according to the same schedule used prior to spousal continuation. To calculate the Premium Based Charge applicable to Purchase Payments after the date of spousal continuation, we would consider cumulative Purchase Payments made both before, on and after the date of spousal continuation.

Subsequent to spousal continuation, the Death Benefit will be equal to the greater of:

▪ The Unadjusted Account Value on Due Proof of Death of the surviving spouse; and

82

▪ The Return of Adjusted Purchase Payments amount (as described above). However, upon spousal continuation, we reset the Return of Adjusted Purchase Payments amount to equal the Unadjusted Account Value. Any subsequent additional Purchase Payments or partial withdrawals would affect the Return of Adjusted Purchase Payments amount as described above.

Spousal continuation is also permitted, subject to our rules and regulatory approval, if the Annuity is held by a custodial account established to hold retirement assets for the benefit of the natural person Annuitant pursuant to the provisions of Section 408(a) of the Code (“Custodial Account”) and, on the date of the Annuitant’s death, the spouse of the Annuitant is (1) the Contingent Annuitant under the Annuity and (2) the Beneficiary of the Custodial Account. The ability to continue the Annuity in this manner will result in the Annuity no longer qualifying for tax deferral under the Code. However, such tax deferral should result from the ownership of the Annuity by the Custodial Account. Please consult your tax or legal adviser.

We allow a spouse to continue the Annuity even though he/she has reached or surpassed the Latest Annuity Date. However, upon such a spousal continuation, annuity payments would begin immediately.

 A surviving spouse’s ability to continue ownership of the Annuity may be impacted by the Defense of Marriage Act (see “Managing Your Annuity – Spousal Designations”). Please consult your tax or legal adviser for more information about such impact in your state.

PAYMENT OF DEATH BENEFIT

Alternative Death Benefit Payment Options – Annuities Owned By Individuals (Not Associated with Tax-favored Plans)

Except in the case of a spousal continuation as described above, upon your death, certain distributions must be made under the Annuity. The required distributions depend on whether you die before you start taking annuity payments under the Annuity or after you start taking annuity payments under the Annuity. If you die on or after the Annuity Date, the remaining portion of the interest in the Annuity must be distributed at least as rapidly as under the method of distribution being used as of the date of death. In the event of the decedent’s death before the Annuity Date, the Death Benefit must be distributed:

▪ within five (5) years of the date of death (the “5 Year Deadline”); or

▪ as a series of payments not extending beyond the life expectancy of the Beneficiary or over the life of the Beneficiary. Payments under this option must begin within one year of the date of death. If the Beneficiary does not begin installments by such time, then no partial withdrawals will be permitted thereafter and we require that the Beneficiary take the Death Benefit as a lump sum within the 5 Year Deadline.

If we do not receive instructions on where to send the payment within 5 years of the date of death, the funds will be escheated.

Alternative Death Benefit Payment Options – Annuities Held by Tax-Favored Plans

The Code provides for alternative death benefit payment options when an Annuity is used as an IRA, 403(b) or other “qualified investment” that requires minimum distributions. Upon your death under an IRA, 403(b) or other “qualified investment”, the designated Beneficiary may generally elect to continue the Annuity and receive Required Minimum Distributions under the Annuity instead of receiving the Death Benefit in a single payment. The available payment options will depend on whether you die before the date Required Minimum Distributions under the Code were to begin, whether you have named a designated Beneficiary and whether the Beneficiary is your surviving spouse. Note that if you elected to receive required minimum distributions under a Minimum Distribution Option, the program will be discontinued upon receipt of notification of death. The final required minimum distribution must be distributed prior to establishing a beneficiary payment option for the balance of the contract.

▪ If you die after a designated Beneficiary has been named, the death benefit must be distributed by December 31st of the year including the five year anniversary of the date of death (the “Qualified 5 Year Deadline”), or as periodic payments not extending beyond the life expectancy of the designated Beneficiary (provided such payments begin by December 31st of the year following the year of death). If the Beneficiary does not begin installments by such time, then no partial withdrawals will be permitted and we require that the Beneficiary take the Death Benefit as a lump sum by the Qualified 5 Year Deadline. However, if your surviving spouse is the Beneficiary, the death benefit can be paid out over the life expectancy of your spouse with such payments beginning no later than December 31st of the year following the year of death or December 31st of the year in which you would have reached age 70 1/2, whichever is later. Additionally, if the Death Benefit is payable to (or for the benefit of) your surviving spouse as sole primary beneficiary, the Annuity may be continued with your spouse as the Owner.

▪ If you die before a designated Beneficiary is named and before the date Required Minimum Distributions must begin under the Code, the Death Benefit must be paid out by the Qualified 5 Year Deadline. If the Beneficiary does not begin installments by December 31st of the year following the year of death, then no partial withdrawals will be permitted and we will require that the Beneficiary take the Death Benefit as a lump sum by the Qualified 5 Year Deadline. For Annuities where multiple Beneficiaries have been named and at

83

least one of the Beneficiaries does not qualify as a designated Beneficiary and the account has not been divided into Separate Accounts by December 31st of the year following the year of death, such Annuity is deemed to have no designated Beneficiary.

▪ If you die before a designated Beneficiary is named and after the date Required Minimum Distributions must begin under the Code, the Death Benefit must be paid out at least as rapidly as under the method then in effect. For Annuities where multiple Beneficiaries have been named and at least one of the Beneficiaries does not qualify as a designated Beneficiary and the account has not been divided into Separate Accounts by December 31st of the year following the year of death, such Annuity is deemed to have no designated Beneficiary. A Beneficiary has the flexibility to take out more each year than mandated under the Required Minimum Distribution rules.

Until withdrawn, amounts in an IRA, 403(b) or other “qualified investment” continue to be tax deferred. Amounts withdrawn each year, including amounts that are required to be withdrawn under the Required Minimum Distribution rules, are subject to tax. You may wish to consult a professional tax adviser for tax advice as to your particular situation.

For a Roth IRA, if death occurs before the entire interest is distributed, the Death Benefit must be distributed under the same rules applied to IRAs where death occurs before the date Required Minimum Distributions must begin under the Code.

If we do not receive instructions on where to send the payment within 5 years of the date of death, the funds will be escheated.

The tax consequences to the Beneficiary may vary among the different Death Benefit payment options. See the “Tax Considerations” and consult your tax adviser.

BENEFICIARY CONTINUATION OPTION

Instead of receiving the Death Benefit in a single payment, or under an Annuity Option, a Beneficiary may take the Death Benefit under an alternative Death Benefit payment option, as provided by the Code and described above under the sections entitled “Payment of Death Benefits” and “Alternative Death Benefit Payment Options – Annuities Held by Tax-Favored Plans.” This “Beneficiary Continuation Option” is described below and is available for both qualified Annuities (i.e. annuities sold to an IRA, Roth IRA, SEP IRA, or 403(b)), Beneficiary Annuities and nonqualified Annuities. Under the Beneficiary Continuation Option:

▪ The Beneficiary must apply at least $15,000 to the Beneficiary Continuation Option (thus, the Death Benefit amount payable to each Beneficiary must be at least $15,000).

▪ The Annuity will be continued in the Owner’s name, for the benefit of the Beneficiary.

▪ Beginning on the date we receive an election by the Beneficiary to take the Death Benefit in a form other than a lump sum, the Beneficiary will incur a Settlement Service Charge which is an annual charge assessed on a daily basis against the average assets allocated to the Sub-accounts. The charge is 1.00% per year.

▪ Beginning on the date we receive an election by the Beneficiary to take the Death Benefit in a form other than a lump sum, the Beneficiary will incur an annual maintenance fee equal to the lesser of $30 or 2% of Unadjusted Account Value. The fee will only apply if the Unadjusted Account Value is less than $25,000 at the time the fee is assessed. The fee will not apply if it is assessed 30 days prior to a surrender request.

▪ The initial Unadjusted Account Value will be equal to any Death Benefit that would have been payable to the Beneficiary if the Beneficiary had taken a lump sum distribution.

▪ The available Sub-accounts will be among those available to the Owner at the time of death, however certain Sub-accounts may not be available.

▪ The Beneficiary may request transfers among Sub-accounts, subject to the same limitations and restrictions that applied to the Owner. Transfers in excess of 20 per year will incur a $10 transfer fee.

▪ No DCA MVA Options will be offered for Beneficiary Continuation Options.

▪ No additional Purchase Payments can be applied to the Annuity. Multiple death benefits cannot be combined in a single Beneficiary Continuation Option.

▪ Premium Based Charges will no longer apply.

▪ The Death Benefit and any optional living benefits elected by the Owner will no longer apply to the Beneficiary.

▪ The Beneficiary can request a withdrawal of all or a portion of the Unadjusted Account Value at any time, unless the Beneficiary Continuation Option was the payout predetermined by the Owner and the Owner restricted the Beneficiary’s withdrawal rights.

▪  Withdrawals are not subject to CDSC.

▪ Upon the death of the Beneficiary, any remaining Unadjusted Account Value will be paid in a lump sum to the person(s) named by the Beneficiary (successor), unless the successor chooses to continue receiving payments through a Beneficiary Continuation Option established for the successor.

▪ If the Beneficiary elects to receive the death benefit proceeds under the Beneficiary Continuation Option, we must receive the election in Good Order at least 14 days prior to the first required distribution. If, for any reason, the election impedes our ability to complete the first distribution by the required date, we will be unable to accept the election.

84

We may pay compensation to the broker-dealer of record on the Annuity based on amounts held in the Beneficiary Continuation Option. Please contact us for additional information on the availability, restrictions and limitations that will apply to a Beneficiary under the Beneficiary Continuation Option.

85

VALUING YOUR INVESTMENT

VALUING THE SUB-ACCOUNTS

When you allocate Account Value to a Sub-account, you are purchasing Units of the Sub-account. Each Sub-account invests exclusively in shares of an underlying Portfolio. The value of the Units fluctuates with the market fluctuations of the Portfolios. The value of the Units also reflects the daily accrual for the Insurance Charge, and if you elected one or more optional living benefits whose annualized charge is deducted daily, the additional charge for such benefits.

Each Valuation Day, we determine the price for a Unit of each Sub-account, called the “Unit Price”. The Unit Price is used for determining the value of transactions involving Units of the Sub-accounts. We determine the number of Units involved in any transaction by dividing the dollar value of the transaction by the Unit Price of the Sub-account as of the Valuation Day. There may be several different Unit Prices for each Sub-account to reflect the Insurance Charge and the charges for any optional living benefits. The Unit Price for the Units you purchase will be based on the total charges for the benefits that apply to your Annuity. See “Termination of Optional Living Benefits” below for a detailed discussion of how Units are purchased and redeemed to reflect changes in the daily charges that apply to your Annuity.

Example

Assume you allocate $5,000 to a Sub-account. On the Valuation Day you make the allocation, the Unit Price is $14.83. Your $5,000 buys 337.154 Units of the Sub-account. Assume that later, you wish to transfer $3,000 of your Account Value out of that Sub-account and into another Sub-account. On the Valuation Day you request the transfer, the Unit Price of the original Sub-account has increased to $16.79 and the Unit Price of the new Sub-account is $17.83. To transfer $3,000, we redeem 178.677 Units at the current Unit Price, leaving you 158.477 Units. We then buy $3,000 of Units of the new Sub-account at the Unit Price of $17.83. You would then have 168.255 Units of the new Sub-account.

PROCESSING AND VALUING TRANSACTIONS

Pruco Life is generally open to process financial transactions on those days that the New York Stock Exchange (NYSE) is open for trading. There may be circumstances where the NYSE does not open on a regularly scheduled date or time or closes at an earlier time than scheduled (normally 4:00 p.m. Eastern Time). Generally, financial transactions received in Good Order before the close of regular trading on the NYSE will be processed according to the value next determined following the close of business. Financial transactions received on a non-business day or after the close of regular trading on the NYSE will be processed based on the value next computed on the next Valuation Day.

We will not process any financial transactions involving purchase or redemption orders on days the NYSE is closed. Pruco Life will also not process financial transactions involving purchase or redemption orders or transfers on any day that:

▪ trading on the NYSE is restricted;

▪ an emergency, as determined by the SEC, exists making redemption or valuation of securities held in the Separate Account impractical; or

▪ the SEC, by order, permits the suspension or postponement for the protection of security holders.

In certain circumstances, we may need to correct the processing of an order. In such circumstances, we may incur a loss or receive a gain depending upon the price of the security when the order was executed and the price of the security when the order is corrected. With respect to any gain that may result from such order correction, we will retain any such gain as additional compensation for these correction services.

Initial Purchase Payments: We are required to allocate your initial Purchase Payment to the Sub-accounts within two (2) Valuation Days after we receive the Purchase Payment in Good Order at our Service Office. If we do not have all the required information to allow us to issue your Annuity, we may retain the Purchase Payment while we try to reach you or your representative to obtain all of our requirements. If we are unable to obtain all of our required information within five (5) Valuation Days, we are required to return the Purchase Payment to you at that time, unless you specifically consent to our retaining the Purchase Payment while we gather the required information. Once we obtain the required information, we will invest the Purchase Payment and issue an Annuity within two (2) Valuation Days.

With respect to your initial Purchase Payment that is pending investment in our Separate Account, we may hold the amount temporarily in a suspense account and we may earn interest on such amount. You will not be credited with interest during that period. The monies held in the suspense account may be subject to claims of our general creditors. Also, the Purchase Payment will not be reduced nor increased due to market fluctuations during that period.

As permitted by applicable law, the broker-dealer firm through which you purchase your Annuity may forward your initial Purchase Payment to us prior to approval of your purchase by a registered principal of the firm. These arrangements are subject to a number of regulatory requirements, including that until such time that the insurer is notified of the firm's principal approval and is provided with the application, or is notified of the firm principal's rejection, customer funds will be held by the insurer in a segregated bank account. In addition, the insurer must promptly return the customer's funds at the customer's request prior to the firm's principal approval or upon the firm's rejection of the application. The monies held in the bank account will be held in a suspense account within our general account and we may earn interest on amounts held in that suspense account. Contract owners will not be credited with any interest earned on amounts held in that suspense account. The monies in such suspense account may be subject to claims of our general creditors.

86

Additional Purchase Payments: We will apply any additional Purchase Payments as of the Valuation Day that we receive the Purchase Payment at our Service Office in Good Order. We may limit, restrict, suspend or reject any additional Purchase Payments at any time. See “Additional Purchase Payments” under “Purchasing Your Annuity” earlier in this prospectus.

Scheduled Transactions: Scheduled transactions include transfers under Dollar Cost Averaging, the Asset Allocation Program, Auto-Rebalancing, Systematic Withdrawals, Systematic Investments, Required Minimum Distributions, substantially equal periodic payments under section 72(t)/72(q) of the Code, and annuity payments. Scheduled transactions are processed and valued as of the date they are scheduled, unless the scheduled day is not a Valuation Day. In that case, the transaction will be processed and valued on the next Valuation Day, unless (with respect to Required Minimum Distributions, substantially equal periodic payments under Section 72(t)/72(q) of the Code, and annuity payments only), the next Valuation Day falls in the subsequent calendar year, in which case the transaction will be processed and valued on the prior Valuation Day. In addition, if: you are taking your Annual Income Amount through our systematic withdrawal program; and the scheduled day is not a Valuation Day; and the next Valuation Day will occur in a new contract year, the transaction will be processed and valued on the prior Valuation Day.

Unscheduled Transactions: “Unscheduled” transactions include any other non-scheduled transfers and requests for partial withdrawals or Free Withdrawals or Surrenders. With respect to certain written requests to withdraw Account Value, we may seek to verify the requesting Owner's signature. Specifically, we reserve the right to perform a signature verification for (a) any withdrawal exceeding a certain dollar amount and (b) a withdrawal exceeding a certain dollar amount if the payee is someone other than the Owner. In addition, we will not honor a withdrawal request in which the requested payee is the Financial Professional or agent of record. We reserve the right to request a signature guarantee with respect to a written withdrawal request. If we do perform a signature verification, we will pay the withdrawal proceeds within 7 days after the withdrawal request was received by us in Good Order, and will process the transaction in accordance with the discussion in “Processing And Valuing Transactions.”

Medically-Related Surrenders & Death Benefits: Medically-Related Surrender requests and Death Benefit claims require our review and evaluation before processing. We price such transactions as of the date we receive at our Service Office in Good Order all supporting documentation we require for such transactions.

We generally pay any surrender request or death benefit claims from the Separate Account within 7 days of our receipt of your request in Good Order at our Service Office.

Termination of Optional Living Benefits: For the Highest Daily Lifetime Income v3.0 benefits, if the benefit terminates for any reason other than death or annuitization, we will deduct a final charge upon termination, based on the number of days since the charge for the benefit was most recently deducted.

87

TAX CONSIDERATIONS

The tax considerations associated with an Annuity vary depending on whether the Annuity is (i) owned by an individual or non-natural person, and not associated with a tax-favored retirement plan, or (ii) held under a tax-favored retirement plan. We discuss the tax considerations for these categories of Annuities below. The discussion is general in nature and describes only federal income tax law (not state, local, foreign or other federal tax laws). It is based on current law and interpretations which may change. The information provided is not intended as tax advice. You should consult with a qualified tax adviser for complete information and advice.

Generally, the cost basis in an Annuity not associated with a tax-favored retirement plan is the amount you pay into your Annuity, or into Annuities exchanged for your Annuity, on an after-tax basis less any withdrawals of such payments. Cost basis for a tax-favored retirement plan is provided only in limited circumstances, such as for contributions to a Roth IRA or nondeductible contributions to a traditional IRA.

The discussion below generally assumes that the Annuity is issued to the Annuity Owner. For Annuities issued under the Beneficiary Continuation Option or as a Beneficiary Annuity, refer to the Taxes Payable by Beneficiaries for a Nonqualified Annuity and Required Distributions Upon Your Death for Qualified Annuities sections below.

Same Sex Marriages, Civil Unions and Domestic Partnerships

The summary that follows includes a description of certain spousal rights under the Annuity and our administration of such spousal rights and related tax reporting.

Prior to a 2013 Supreme Court decision, and consistent with Section 3 of the federal Defense of Marriage Act (“DOMA”), same sex marriages under state law were not recognized as same sex marriages for purposes of federal law. However, in United States v. Windsor, the U.S. Supreme Court struck down Section 3 of DOMA as unconstitutional, thereby recognizing a valid same sex marriage for federal law purposes. On June 26, 2015, the Supreme Court ruled in Obergefell v. Hodges that same-sex couples have a constitutional right to marry, thus requiring all states to allow same-sex marriage. The Windsor and Obergefell decisions mean that the federal and state tax law provisions applicable to an opposite sex spouse will also apply to a same sex spouse. Please note that a civil union or registered domestic partnership is generally not recognized as a marriage.

Please consult with your tax or legal adviser before electing the Spousal Benefit for a civil union partner or domestic partner.

NONQUALIFIED ANNUITIES

In general, as used in this prospectus, a Nonqualified Annuity is owned by an individual or non-natural person and is not associated with a tax-favored retirement plan.

Taxes Payable by You

We believe the Annuity is an Annuity for tax purposes. Accordingly, as a general rule, you should not pay any tax until you receive money under the Annuity. Generally, an Annuity issued by the same company (and affiliates) to you during the same calendar year must be treated as one Annuity for purposes of determining the amount subject to tax under the rules described below. Charges for investment advisory fees that are taken from the Annuity are treated as a partial withdrawal from the Annuity and will be reported as such to the Annuity Owner.

It is possible that the IRS could assert that some or all of the charges for the optional living benefits under the Annuity should be treated for federal income tax purposes as a partial withdrawal from the Annuity. If this were the case, the charge for this benefit could be deemed a withdrawal and treated as taxable to the extent there are earnings in the Annuity. Additionally, for Owners under age 59½, the taxable income attributable to the charge for the benefit could be subject to a tax penalty. If the IRS determines that the charges for one or more benefits under the Annuity are taxable withdrawals, then the sole or surviving Owner will be provided with a notice from us describing available alternatives regarding these benefits.

Taxes on Withdrawals and Surrender

If you make a withdrawal from your Annuity or surrender it before annuity payments begin, the amount you receive will be taxed as ordinary income, rather than as return of cost basis, until all gain has been withdrawn. Once all gain has been withdrawn, payments will be treated as a nontaxable return of cost basis until all cost basis has been returned. After all cost basis is returned, all subsequent amounts will be taxed as ordinary income. You will generally be taxed on any withdrawals from the Annuity while you are alive even if the withdrawal is paid to someone else. Withdrawals under any of the optional living benefits or as a systematic payment are taxed under these rules. If you assign or pledge all or part of your Annuity as collateral for a loan, the part assigned generally will be treated as a withdrawal and subject to income tax to the extent of gain. If you transfer your Annuity for less than full consideration, such as by gift, you will also trigger tax on any gain in the Annuity. This rule does not apply if you transfer the Annuity to your spouse or under most circumstances if you transfer the Annuity incident to divorce.

If you choose to receive payments under an interest payment option, or a Beneficiary chooses to receive a death benefit under an interest payment option, that election will be treated, for tax purposes, as surrendering your Annuity and will immediately subject any gain in the Annuity to income tax.

Taxes on Annuity Payments

88

If you select an annuity payment option as described in the Access to Account Value section earlier in this prospectus, a portion of each annuity payment you receive will be treated as a partial return of your cost basis and will not be taxed. The remaining portion will be taxed as ordinary income. Generally, the nontaxable portion is determined by multiplying the annuity payment you receive by a fraction, the numerator of which is your cost basis (less any amounts previously received tax-free) and the denominator of which is the total expected payments under the Annuity. After the full amount of your cost basis has been recovered tax-free, the full amount of the annuity payments will be taxable. If annuity payments stop due to the death of the Annuitant before the full amount of your cost basis has been recovered, a tax deduction may be allowed for the unrecovered amount.

If your Account Value is reduced to zero but the Annuity remains in force due to a benefit provision, further distributions from the Annuity will be reported as annuity payments, using an exclusion ratio based upon the undistributed cost basis in the Annuity and the total value of the anticipated future payments until such time as all cost basis has been recovered.

Maximum Annuity Date

You must commence annuity payments or surrender your Annuity no later than the first day of the calendar month next following the maximum Annuity Date for your Annuity. For some of our Annuities, you are able to choose to defer the Annuity Date beyond the default Annuity Date described in your Annuity. However, the IRS may not then consider your Annuity to be an Annuity under the tax law.

Please refer to your Annuity contract for the maximum Annuity Date.

Partial Annuitization

Individuals may partially annuitize their Nonqualified Annuity if the contract so permits. The tax law allows for a portion of a Nonqualified Annuity, endowment or life insurance contract to be annuitized while the balance is not annuitized. The annuitized portion must be paid out over 10 or more years or over the lives of one or more individuals. The annuitized portion of the Annuity is treated as a separate Annuity for purposes of determining taxability of the payments under section 72 of the Code. We do not currently permit partial annuitization.

Medicare Tax on Net Investment Income

The Patient Protection and Affordable Care Act, enacted in 2010, included a Medicare tax on investment income. This tax assesses a 3.8% surtax on the lesser of (1) net investment income or (2) the excess of “modified adjusted gross income” over a threshold amount. The “threshold amount” is $250,000 for married taxpayers filing jointly, $125,000 for married taxpayers filing separately, $200,000 for single taxpayers, and approximately $12,400 for trusts. The taxable portion of payments received as a withdrawal, surrender, annuity payment, death benefit payment or any other actual or deemed distribution under the Annuity will be considered investment income for purposes of this surtax.

Tax Penalty for Early Withdrawal from a Nonqualified Annuity

You may owe a 10% tax penalty on the taxable part of distributions received from your Nonqualified Annuity before you attain age 59½. Amounts are not subject to this tax penalty if:

▪ the amount is paid on or after you reach age 59½ or die;

▪ the amount received is attributable to your becoming disabled;

▪ generally the amount paid or received is in the form of substantially equal payments (as defined in the Code) not less frequently than annually (please note that substantially equal payments must continue until the later of reaching age 59½ or 5 years and modification of payments during that time period will result in retroactive application of the 10% tax penalty); or

▪ the amount received is paid under an immediate Annuity and the annuity start date is no more than one year from the date of purchase (the first annuity payment being required to be paid within 13 months).

Other exceptions to this tax may apply. You should consult your tax adviser for further details.

Special Rules in Relation to Tax-free Exchanges Under Section 1035

Section 1035 of the Code permits certain tax-free exchanges of a life insurance contract, Annuity or endowment contract for an Annuity, including tax-free exchanges of annuity death benefits for a Beneficiary Annuity. Partial exchanges may be treated in the same way as tax-free 1035 exchanges of entire contracts, therefore avoiding current taxation of the partially exchanged amount as well as the 10% tax penalty on pre-age 59½ withdrawals. In Revenue Procedure 2011-38, the IRS indicated that, for exchanges on or after October 24, 2011, where there is a surrender or distribution from either the initial Annuity or receiving Annuity within 180 days of the date on which the partial exchange was completed, the IRS will apply general tax rules to determine the substance and treatment of the original transfer. We strongly urge you to discuss any partial exchange transaction of this type with your tax adviser before proceeding with the transaction.

If an Annuity is purchased through a tax-free exchange of a life insurance contract, Annuity or endowment contract that was purchased prior to August 14, 1982, then any Purchase Payments made to the original contract prior to August 14, 1982 will be treated as made to the new Annuity prior to that date. Generally, such pre-August 14, 1982 withdrawals are treated as a recovery of your investment in the Annuity first until Purchase Payments made before August 14, 1982 are withdrawn. Moreover, income allocable to Purchase Payments made before August 14, 1982, is not subject to the 10% tax penalty.

After you elect an annuity payment option, you are not eligible for a tax-free exchange under Section 1035.

89

Taxes Payable by Beneficiaries for a Nonqualified Annuity

The Death Benefit distributions are subject to ordinary income tax to the extent the distribution exceeds the cost basis in the Annuity. The value of the Death Benefit, as determined under federal law, is also included in the Owner’s estate for federal estate tax purposes. Generally, the same tax rules described above would also apply to amounts received by your Beneficiary. Choosing an option other than a lump sum Death Benefit may defer taxes. Certain minimum distribution requirements apply upon your death, as discussed further below in the Annuity Qualification section. Tax consequences to the Beneficiary vary depending upon the Death Benefit payment option selected. Generally, for payment of the Death Benefit

▪ As a lump sum payment, the Beneficiary is taxed in the year of payment on gain in the Annuity.

▪ Within 5 years of death of Owner, the Beneficiary is taxed on the lump sum payment. The Death Benefit must be taken as one lump sum payment within 5 years of the death of the Owner. Partial withdrawals are not permitted.

▪ Under an Annuity or Annuity settlement option where distributions begin within one year of the date of death of the Owner, the Beneficiary is taxed on each payment with part as gain and part as return of cost basis.

Considerations for Contingent Annuitants: We may allow the naming of a contingent Annuitant when a Nonqualified Annuity is held by a pension plan or a tax favored retirement plan, or held by a Custodial Account (as defined earlier in this prospectus). In such a situation, the Annuity may no longer qualify for tax deferral where the Annuity continues after the death of the Annuitant. However, tax deferral should be provided instead by the pension plan, tax favored retirement plan, or Custodial Account. We may also allow the naming of a contingent annuitant when a Nonqualified Annuity is held by an entity owner when such Annuities do not qualify for tax deferral under the current tax law. This does not supersede any benefit language which may restrict the use of the contingent annuitant.

Reporting and Withholding on Distributions

Taxable amounts distributed from an Annuity are subject to federal and state income tax reporting and withholding. In general, we will withhold federal income tax from the taxable portion of such distribution based on the type of distribution. In the case of an Annuity or similar periodic payment, we will withhold as if you are a married individual with three (3) exemptions unless you designate a different withholding status. If no U.S. taxpayer identification number is provided, we will automatically withhold using single with zero exemptions as the default. In the case of all other distributions, we will withhold at a 10% rate. You may generally elect not to have tax withheld from your payments. An election out of withholding must be made on forms that we provide. If you are a U.S. person (which includes a resident alien), and your address of record is a non-U.S. address, we are required to withhold income tax unless you provide us with a U.S. residential address.

State income tax withholding rules vary and we will withhold based on the rules of your state of residence. Special tax rules apply to withholding for nonresident aliens, and we generally withhold income tax for nonresident aliens at a 30% rate. A different withholding rate may be applicable to a nonresident alien based on the terms of an existing income tax treaty between the United States and the nonresident alien’s country. Please refer to the discussion below regarding withholding rules for a Qualified Annuity.

Regardless of the amount withheld by us, you are liable for payment of federal and state income tax on the taxable portion of annuity distributions. You should consult with your tax adviser regarding the payment of the correct amount of these income taxes and potential liability if you fail to pay such taxes.

Entity Owners

Where an Annuity is held by a non-natural person (e.g. a corporation), other than as an agent or nominee for a natural person (or in other limited circumstances), the Annuity will not be taxed as an Annuity and increases in the value of the Annuity over its cost basis will be subject to tax annually.

Where an Annuity is issued to a Charitable Remainder Trust (CRT), the Annuity will not be taxed as an Annuity and increases in the value of the Annuity over its cost basis will be subject to tax reporting annually. As there are charges for the optional living benefits described elsewhere in this prospectus, and such charges reduce the contract value of the Annuity, trustees of the CRT should discuss with their legal advisers whether election of such optional living benefits violates their fiduciary duty to the remainder beneficiary.

Where an Annuity is issued to a trust, and such trust is characterized as a grantor trust under the Code, such Annuity shall not be considered to be held by a non-natural person and will be subject to the tax reporting and withholding requirements generally applicable to a Nonqualified Annuity held by a natural person. At this time, we will not issue an Annuity to grantor trusts with more than two grantors.

Where the Annuity is owned by a grantor trust, the Annuity must be distributed within 5 years after the date of the first grantor’s death under Section 72(s) of the Code. See the “Death Benefits” section for scenarios where a Death Benefit or Surrender Value is payable depending upon the underlying facts.

Trusts are required to complete and submit a Certificate of Entity form, and we will tax report based on the information provided on this form.

90

Annuity Qualification

Diversification And Investor Control. In order to qualify for the tax rules applicable to Annuities described above, the assets underlying the Sub-accounts of an Annuity must be diversified according to certain rules under the Code. Each Portfolio is required to diversify its investments each quarter so that no more than 55% of the value of its assets is represented by any one investment, no more than 70% is represented by any two investments, no more than 80% is represented by any three investments, and no more than 90% is represented by any four investments. Generally, securities of a single issuer are treated as one investment, and obligations of each U.S. Government agency and instrumentality (such as the Government National Mortgage Association) are treated as issued by separate issuers. In addition, any security issued, guaranteed or insured (to the extent so guaranteed or insured) by the U.S. or an instrumentality of the U.S. will be treated as a security issued by the U.S. Government or its instrumentality, where applicable. We believe the Portfolios underlying the variable Investment Options of the Annuity meet these diversification requirements.

An additional requirement for qualification for the tax treatment described above is that we, and not you as the Annuity Owner, must have sufficient control over the underlying assets to be treated as the Owner of the underlying assets for tax purposes. While we also believe these investor control rules will be met, the Treasury Department may promulgate guidelines under which a variable annuity will not be treated as an Annuity for tax purposes if persons with ownership rights have excessive control over the investments underlying such variable Annuity. It is unclear whether such guidelines, if in fact promulgated, would have retroactive effect. It is also unclear what effect, if any, such guidelines might have on transfers between the Investment Options offered pursuant to this prospectus. We reserve the right to take any action, including modifications to your Annuity or the Investment Options, required to comply with such guidelines if promulgated. Any such changes will apply uniformly to affected Owners and will be made with such notice to affected Owners as is feasible under the circumstances.

Required Distributions Upon Your Death for a Nonqualified Annuity. Upon your death, certain distributions must be made under the Annuity. The required distributions depend on whether you die before you start taking annuity payments under the Annuity or after you start taking annuity payments under the Annuity. If you die on or after the Annuity Date, the remaining portion of the interest in the Annuity must be distributed at least as rapidly as under the method of distribution being used as of the date of death. If you die before the Annuity Date, the entire interest in the Annuity must be distributed within 5 years after the date of death, or as periodic payments over a period not extending beyond the life or life expectancy of the designated Beneficiary (provided such payments begin within one year of your death). If the Beneficiary does not begin installments within one year of the date of death, no partial withdrawals will be permitted thereafter, and we require that the Beneficiary take the Death Benefit as a lump sum within the 5 year deadline. Your designated Beneficiary is the person to whom benefit rights under the Annuity pass by reason of death, and must be a natural person in order to elect a periodic payment option based on life expectancy or a period exceeding five years. Additionally, if the Annuity is payable to (or for the benefit of) your surviving spouse, that portion of the Annuity may be continued with your spouse as the Owner. For Nonqualified Annuities owned by a non-natural person, the required distribution rules apply upon the death of the Annuitant. This means that for an Annuity held by a non-natural person (such as a trust) for which there is named a co-annuitant, then such required distributions will be triggered by the death of the first co-annuitants to die.

Changes To Your Annuity. We reserve the right to make any changes we deem necessary to assure that your Annuity qualifies as an Annuity for tax purposes. Any such changes will apply to all Annuity Owners and you will be given notice to the extent feasible under the circumstances.

QUALIFIED ANNUITIES

In general, as used in this prospectus, a Qualified Annuity is an Annuity with applicable endorsements for a tax-favored plan or a Nonqualified Annuity held by a tax-favored retirement plan.

The following is a general discussion of the tax considerations for Qualified Annuities. This Annuity may or may not be available for all types of the tax-favored retirement plans discussed below. This discussion assumes that you have satisfied the eligibility requirements for any tax-favored retirement plan. Please consult your Financial Professional prior to purchase to confirm if this Annuity is available for a particular type of tax-favored retirement plan or whether we will accept the type of contribution you intend for this Annuity.

A Qualified Annuity may typically be purchased for use in connection with:

▪  Individual retirement accounts and annuities (IRAs), including inherited IRAs (which we refer to as a Beneficiary IRA), which are subject to Sections 408(a) and 408(b) of the Code;

▪ Roth IRAs, including inherited Roth IRAs (which we refer to as a Beneficiary Roth IRA) under Section 408A of the Code;

▪ A corporate Pension or Profit-sharing plan (subject to 401(a) of the Code);

▪ H.R. 10 plans (also known as Keogh Plans, subject to 401(a) of the Code);

▪ Tax Sheltered Annuities (subject to 403(b) of the Code, also known as Tax Deferred Annuities or TDAs);

▪  Section 457 plans (subject to 457 of the Code).

91

A Nonqualified Annuity may also be purchased by a 401(a) trust, a custodial IRA or a custodial Roth IRA account, or a Section 457 plan, which can hold other permissible assets. The terms and administration of the trust or custodial account or plan in accordance with the laws and regulations for 401(a) plans, IRAs or Roth IRAs, or a Section 457 plan, as applicable, are the responsibility of the applicable trustee or custodian.

You should be aware that tax favored plans such as IRAs generally provide income tax deferral regardless of whether they invest in Annuities. This means that when a tax favored plan invests in an Annuity, it generally does not result in any additional tax benefits (such as income tax deferral and income tax free transfers).

You may establish an advisory fee deduction program for a qualified Annuity with no living benefit such that charges for investment advisory fees are not taxable. Advisory fee deduction programs are not permitted if the Annuity has a living benefit. Charges for investment advisory fees that are taken from a qualified Annuity with a living benefit are treated as a partial withdrawal from the Annuity and will be tax reported as such to the Annuity Owner.

Types of Tax-favored Plans

IRAs. The “IRA Disclosure Statement” and “Roth IRA Disclosure Statement” which accompany the prospectus contain information about eligibility, contribution limits, tax particulars, and other IRA information. In addition to this information (the material terms are summarized in this Prospectus and in those Disclosure Statements), the IRS requires that you have a “Free Look” after making an initial contribution to the Annuity. During this time, you can cancel the Annuity by notifying us in writing, and we will refund the greater of all purchase payments under the Annuity or the Account Value, less any applicable federal and state income tax withholding.

Contributions Limits/Rollovers. Subject to the minimum purchase payment requirements of an Annuity, you may purchase an Annuity for an IRA in connection with a “rollover” of amounts from a qualified retirement plan, as a transfer from another IRA, by making a contribution consisting of your IRA contributions and catch-up contributions, if applicable, attributable to the prior year during the period from January 1 to April 15 (or the later applicable due date of your federal income tax return, without extension), or as a current year contribution. In 2016 the contribution limit is $5,500. The contribution amount is indexed for inflation. The tax law also provides for a catch-up provision for individuals who are age 50 and above, allowing these individuals an additional $1,000 contribution each year. The catch-up amount is not indexed for inflation. The “rollover” rules under the Code are fairly technical; however, an individual (or his or her surviving spouse) may generally “roll over” certain distributions from tax favored retirement plans (either directly or within 60 days from the date of these distributions) if he or she meets the requirements for distribution. Once you buy an Annuity, you can make regular IRA contributions under the Annuity (to the extent permitted by law). For IRA rollovers, an individual can only make an IRA to IRA rollover if the individual has not made a rollover involving any IRAs owned by the individual in the prior 12 months. An IRA transfer is a tax-free trustee-to-trustee “transfer” from one IRA account to another. IRA transfers are not subject to this 12 month rule.

In some circumstances, non-spouse Beneficiaries may roll over to an IRA amounts due from qualified plans, 403(b) plans, and governmental 457(b) plans. However, the rollover rules applicable to non-spouse Beneficiaries under the Code are more restrictive than the rollover rules applicable to Owner/participants and spouse Beneficiaries. Generally, non-spouse Beneficiaries may roll over distributions from tax favored retirement plans only as a direct rollover, and if permitted by the plan. For plan years beginning after December 31, 2009, employer retirement plans are required to permit non-spouse Beneficiaries to roll over funds to an inherited IRA. An inherited IRA must be directly rolled over from the employer plan or transferred from an IRA and must be titled in the name of the deceased (i.e., John Doe deceased for the benefit of Jane Doe). No additional contributions can be made to an inherited IRA. In this prospectus, an inherited IRA is also referred to as a Beneficiary Annuity.

Required Provisions. Annuities that are IRAs (or endorsements that are part of the contract) must contain certain provisions:

▪ You, as Owner of the Annuity, must be the “Annuitant” under the contract (except in certain cases involving the division of property under a decree of divorce);

▪ Your rights as Owner are non-forfeitable;

▪ You cannot sell, assign or pledge the Annuity;

▪ The annual contribution you pay cannot be greater than the maximum amount allowed by law, including catch-up contributions if applicable (which does not include any rollover amounts);

▪ The date on which required minimum distributions must begin cannot be later than April 1st of the calendar year after the calendar year you turn age 70½; and

▪ Death and annuity payments must meet Required Minimum Distribution rules described below.

Usually, the full amount of any distribution from an IRA (including a distribution from this Annuity) which is not a transfer or rollover is taxable. As taxable income, these distributions are subject to the general tax withholding rules described earlier regarding an Annuity in the Nonqualified Annuity section. In addition to this normal tax liability, you may also be liable for the following, depending on your actions:

▪ A 10% early withdrawal penalty described below;

▪ Liability for “prohibited transactions” if you, for example, borrow against the value of an IRA; or

92

▪ Failure to take a Required Minimum Distribution, also described below.

SEPs. SEPs are a variation on a standard IRA, and Annuities issued to a SEP must satisfy the same general requirements described under IRAs (above). There are, however, some differences:

▪ If you participate in a SEP, you generally do not include in income any employer contributions made to the SEP on your behalf up to the lesser of (a) $53,000 in 2016, or (b) 25% of your taxable compensation paid by the contributing employer (not including the employer’s SEP contribution as compensation for these purposes). However, for these purposes, compensation in excess of certain limits established by the IRS will not be considered. In 2016, this limit is $265,000;

▪ SEPs must satisfy certain participation and nondiscrimination requirements not generally applicable to IRAs; and

▪ SEPs that contain a salary reduction or “SARSEP” provision prior to 1997 may permit salary deferrals up to $18,000 in 2016 with the employer making these contributions to the SEP. However, no new “salary reduction” or “SARSEPs” can be established after 1996. Individuals participating in a SARSEP who are age 50 or above by the end of the year will be permitted to contribute an additional $6,000 in 2016. These amounts are indexed for inflation. Not all Annuities issued by us are available for SARSEPs. You will also be provided the same information, and have the same “Free Look” period, as you would have if you purchased the Annuity for a standard IRA.

ROTH IRAs. The “Roth IRA Disclosure Statement” contains information about eligibility, contribution limits, tax particulars and other Roth IRA information. Like standard IRAs, income within a Roth IRA accumulates tax-free, and contributions are subject to specific limits. Roth IRAs have, however, the following differences:

▪  Contributions to a Roth IRA cannot be deducted from your gross income;

▪  “Qualified distributions” from a Roth IRA are excludable from gross income. A “qualified distribution” is a distribution that satisfies two requirements: (1) the distribution must be made (a) after the Owner of the IRA attains age 59½; (b) after the Owner’s death; (c) due to the Owner’s disability; or (d) for a qualified first time homebuyer distribution within the meaning of Section 72(t)(2)(F) of the Code; and (2) the distribution must be made in the year that is at least five tax years after the first year for which a contribution was made to any Roth IRA established for the Owner or five years after a rollover, transfer, or conversion was made from a traditional IRA to a Roth IRA. Distributions from a Roth IRA that are not qualified distributions will be treated as made first from contributions and then from earnings and earnings will be taxed generally in the same manner as distributions from a traditional IRA.

▪ If eligible (including meeting income limitations and earnings requirements), you may make contributions to a Roth IRA after attaining age 70½, and distributions are not required to begin upon attaining such age or at any time thereafter.

Subject to the minimum Purchase Payment requirements of an Annuity, you may purchase an Annuity for a Roth IRA in connection with a “rollover” of amounts of another traditional IRA, SEP, SIMPLE-IRA, employer sponsored retirement plan (under sections 401(a) or 403(b) of the Code) or Roth IRA; or, if you meet certain income limitations, by making a contribution consisting of your Roth IRA contributions and catch-up contributions, if applicable, attributable to the prior year during the period from January 1 to April 15 (or the applicable due date of your federal income tax return, without extension), or as a current year contribution. The Code permits persons who receive certain qualifying distributions from such non-Roth IRAs, to directly rollover or make, within 60 days, a “rollover” of all or any part of the amount of such distribution to a Roth IRA which they establish. The conversion of non-Roth accounts triggers current taxation (but is not subject to a 10% early distribution penalty). Once an Annuity has been purchased, regular Roth IRA contributions will be accepted to the extent permitted by law. In addition, an individual receiving an eligible rollover distribution from a designated Roth account under an employer plan may roll over the distribution to a Roth IRA even if the individual is not eligible to make regular contributions to a Roth IRA. Non-spouse Beneficiaries receiving a distribution from an employer sponsored retirement plan under sections 401(a) or 403(b) of the Code can also directly roll over contributions to a Roth IRA. However, it is our understanding of the Code that non-spouse Beneficiaries cannot “rollover” benefits from a traditional IRA to a Roth IRA.

TDAs. In general, you may own a Tax Deferred Annuity (also known as a TDA, Tax Sheltered Annuity (TSA), 403(b) plan or 403(b) Annuity) if you are an employee of a tax-exempt organization (as defined under Code Section 501(c)(3)) or a public educational organization, and you may make contributions to a TDA so long as your employer maintains such a plan and your rights to the Annuity are non-forfeitable. Contributions to a TDA, and any earnings, are not taxable until distribution. You may also make contributions to a TDA under a salary reduction agreement, generally up to a maximum of $18,000 in 2016. Individuals participating in a TDA who are age 50 or above by the end of the year will be permitted to contribute an additional $6,000 in 2016. This amount is indexed for inflation. Further, you may roll over TDA amounts to another TDA or an IRA. You may also roll over TDA amounts to a qualified retirement plan, a SEP and a 457 government plan. An Annuity may generally only qualify as a TDA if distributions of salary deferrals (other than “grandfathered” amounts held as of December 31, 1988) may be made only on account of:

▪ Your attainment of age 59½;

▪ Your severance of employment;

▪ Your death;

▪ Your total and permanent disability; or

93

▪  Hardship (under limited circumstances, and only related to salary deferrals, not including earnings attributable to these amounts).

In any event, you must begin receiving distributions from your TDA by April 1st of the calendar year after the calendar year you turn age 70½ or retire, whichever is later. These distribution limits do not apply either to transfers or exchanges of investments under the Annuity, or to any “direct transfer” of your interest in the Annuity to another employer’s TDA plan or mutual fund “custodial account” described under Code Section 403(b)(7). Employer contributions to TDAs are subject to the same general contribution, nondiscrimination, and minimum participation rules applicable to “qualified” retirement plans.

Caution: Under IRS regulations we can accept contributions, transfers and rollovers only if we have entered into an information-sharing agreement, or its functional equivalent, with the applicable employer or its agent. In addition, in order to comply with the regulations, we will only process certain transactions (e.g., transfers, withdrawals, hardship distributions and, if applicable, loans) with employer approval. This means that if you request one of these transactions we will not consider your request to be in Good Order, and will not therefore process the transaction, until we receive the employer’s approval in written or electronic form.

Required Minimum Distributions and Payment Options

If you hold the Annuity under an IRA (or other tax-favored plan), Required Minimum Distribution rules must be satisfied. This means that generally payments must start by April 1 of the year after the year you reach age 70½ and must be made for each year thereafter. For a TDA or a 401(a) plan for which the participant is not a greater than 5% Owner of the employer, this required beginning date can generally be deferred to retirement, if later. Roth IRAs are not subject to these rules during the Owner’s lifetime. The amount of the payment must at least equal the minimum required under the IRS rules. Several choices are available for calculating the minimum amount. More information on the mechanics of this calculation is available on request. Please contact us at a reasonable time before the IRS deadline so that a timely distribution is made. Please note that there is a 50% tax penalty on the amount of any required minimum distribution not made in a timely manner. Required Minimum Distributions are calculated based on the sum of the Account Value and the actuarial value of any additional living and death benefits from optional riders that you have purchased under the Annuity. As a result, the Required Minimum Distributions may be larger than if the calculation were based on the Account Value only, which may in turn result in an earlier (but not before the required beginning date) distribution of amounts under the Annuity and an increased amount of taxable income distributed to the Annuity Owner, and a reduction of payments under the living and death benefit optional riders.

You can use the Minimum Distribution option to satisfy the Required Minimum Distribution rules for an Annuity without either beginning annuity payments or surrendering the Annuity. We will distribute to you the Required Minimum Distribution amount, less any other partial withdrawals that you made during the year. Such amount will be based on the value of the Annuity as of December 31 of the prior year, but is determined without regard to other Annuities you may own.

Although the IRS rules determine the required amount to be distributed from your IRA each year, certain payment alternatives are still available to you. If you own more than one IRA, you can choose to satisfy your minimum distribution requirement for each of your IRAs by withdrawing that amount from any of your IRAs. If you inherit more than one IRA or more than one Roth IRA from the same Owner, similar rules apply.

Charitable IRA Distributions.

Certain qualified IRA distributions used for charitable purposes are eligible for an exclusion from gross income, up to $100,000, for otherwise taxable IRA distributions from a traditional or Roth IRA. A qualified charitable distribution is a distribution that is made (1) directly by the IRA trustee to certain qualified charitable organizations and (2) on or after the date the IRA owner attains age 70½. Distributions that are excluded from income under this provision are not taken into account in determining the individual’s deductions, if any, for charitable contributions.

The IRS has indicated that an IRA trustee is not responsible for determining whether a distribution to a charity is one that satisfies the requirements of the charitable giving incentive. Consistent with the applicable IRS instructions, we report these distributions as normal IRA distributions on Form 1099-R. Individuals are responsible for reflecting the distributions as charitable IRA distributions on their personal tax returns.

Required Distributions Upon Your Death for a Qualified Annuity

Upon your death under an IRA, Roth IRA, 403(b) or other employer sponsored plan, the designated Beneficiary may generally elect to continue the Annuity and receive required minimum distributions under the Annuity instead of receiving the death benefit in a single payment. The available payment options will depend on whether you die before the date required minimum distributions under the Code were to begin, whether you have named a designated Beneficiary and whether that Beneficiary is your surviving spouse.

▪ If you die after a designated Beneficiary has been named, the death benefit must be distributed by December 31st of the year including the five year anniversary of the date of death, or as periodic payments not extending beyond the life or life expectancy of the designated Beneficiary (as long as payments begin by December 31st of the year following the year of death). However, if your surviving spouse is the Beneficiary, the death benefit can be paid out over the life or

94

life expectancy of your spouse with such payments beginning no later than December 31st of the year following the year of death or December 31st of the year in which you would have reached age 70½, whichever is later. Additionally, if the Annuity is payable to (or for the benefit of) your surviving spouse as sole primary beneficiary, the Annuity may be continued with your spouse as the Owner. If the Beneficiary does not begin installments by December 31st of the year following the year of death, no partial withdrawals will be permitted thereafter, and we require that the Beneficiary take the Death Benefit as a lump sum within the 5 year deadline.

▪ If you die before a designated Beneficiary is named and before the date required minimum distributions must begin under the Code, the death benefit must be paid out by December 31st of the year including the five year anniversary of the date of death. For Annuities where multiple Beneficiaries have been named and at least one of the Beneficiaries does not qualify as a designated Beneficiary and the account has not been divided into separate accounts by December 31st of the year following the year of death, such Annuity is deemed to have no designated Beneficiary. A designated Beneficiary may elect to apply the rules for no designated Beneficiary if those would provide a smaller payment requirement. If the Beneficiary does not begin installments by December 31st of the year following the year of death, no partial withdrawals will be permitted thereafter, and we require that the Beneficiary take the Death Benefit as a lump sum within the 5 year deadline.

▪ If you die before a designated Beneficiary is named and after the date required minimum distributions must begin under the Code, the death benefit must be paid out at least as rapidly as under the method then in effect. For Annuities where multiple Beneficiaries have been named and at least one of the Beneficiaries does not qualify as a designated Beneficiary and the account has not been divided into separate accounts by December 31st of the year following the year of death, such Annuity is deemed to have no designated Beneficiary. A designated Beneficiary may elect to apply the rules for no designated Beneficiary if those would provide a smaller payment requirement.

A Beneficiary has the flexibility to take out more each year than mandated under the required minimum distribution rules. Note that in 2014, the U.S. Supreme Court ruled that Inherited IRAs, other than IRAs inherited by the owner’s spouse, do not qualify as retirement assets for purposes of protection under the federal bankruptcy laws.

Until withdrawn, amounts in a Qualified Annuity continue to be tax deferred. Amounts withdrawn each year, including amounts that are required to be withdrawn under the required minimum distribution rules, are subject to tax. You may wish to consult a professional tax adviser for tax advice as to your particular situation.

For a Roth IRA, if death occurs before the entire interest is distributed, the death benefit must be distributed under the same rules applied to IRAs where death occurs before the date required minimum distributions must begin under the Code.

Tax Penalty for Early Withdrawals from a Qualified Annuity You may owe a 10% tax penalty on the taxable part of distributions received from an IRA, SEP, Roth IRA, TDA or qualified retirement plan before you attain age 59½. Amounts are not subject to this tax penalty if:

▪ the amount is paid on or after you reach age 59½ or die;

▪ the amount received is attributable to your becoming disabled; or

▪ generally the amount paid or received is in the form of substantially equal payments (as defined in the Code) not less frequently than annually. (Please note that substantially equal payments must continue until the later of reaching age 59½ or 5 years. Modification of payments or additional contributions to the Annuity during that time period will result in retroactive application of the 10% tax penalty.)

Other exceptions to this tax may apply. You should consult your tax adviser for further details.

Withholding

We will withhold federal income tax at the rate of 20% for any eligible rollover distribution paid by us to or for a plan participant, unless such distribution is “directly” rolled over into another qualified plan, IRA (including the IRA variations described above), SEP, 457 government plan or TDA. An eligible rollover distribution is defined under the tax law as a distribution from an employer plan under 401(a), a TDA or a 457 governmental plan, excluding any distribution that is part of a series of substantially equal payments (at least annually) made over the life expectancy of the employee or the joint life expectancies of the employee and his designated Beneficiary, any distribution made for a specified period of 10 years or more, any distribution that is a required minimum distribution and any hardship distribution. Regulations also specify certain other items which are not considered eligible rollover distributions. We will not withhold for payments made from trustee owned Annuities or for payments under a 457 plan. For all other distributions, unless you elect otherwise, we will withhold federal income tax from the taxable portion of such distribution at an appropriate percentage. The rate of withholding on annuity payments where no mandatory withholding is required is determined on the basis of the withholding certificate that you file with us. If you do not file a certificate, we will automatically withhold federal taxes on the following basis:

▪ For any annuity payments not subject to mandatory withholding, you will have taxes withheld by us as if you are a married individual, with 3 exemptions

▪ If no U.S. taxpayer identification number is provided, we will automatically withhold using single with zero exemptions as the default; and

95

▪ For all other distributions, we will withhold at a 10% rate.

We will provide you with forms and instructions concerning the right to elect that no amount be withheld from payments in the ordinary course. However, you should know that, in any event, you are liable for payment of federal income taxes on the taxable portion of the distributions, and you should consult with your tax adviser to find out more information on your potential liability if you fail to pay such taxes. There may be additional state income tax withholding requirements.

ERISA Requirements

ERISA (the “Employee Retirement Income Security Act of 1974”) and the Code prevent a fiduciary and other “parties in interest” with respect to a plan (and, for these purposes, an IRA would also constitute a “plan”) from receiving any benefit from any party dealing with the plan, as a result of the sale of the Annuity. Administrative exemptions under ERISA generally permit the sale of insurance/annuity products to plans, provided that certain information is disclosed to the person purchasing the Annuity. This information has to do primarily with the fees, charges, discounts and other costs related to the Annuity, as well as any commissions paid to any agent selling the Annuity. Information about any applicable fees, charges, discounts, penalties or adjustments may be found in the applicable sections of this prospectus. Information about sales representatives and commissions may be found in the sections of this prospectus addressing distribution of the Annuities.

Other relevant information required by the exemptions is contained in the contract and accompanying documentation.

Please consult with your tax adviser if you have any questions about ERISA and these disclosure requirements.

Spousal Consent Rules for Retirement Plans – Qualified Annuities

If you are married at the time your payments commence, you may be required by federal law to choose an income option that provides survivor annuity income to your spouse, unless your spouse waives that right. Similarly, if you are married at the time of your death, federal law may require all or a portion of the Death Benefit to be paid to your spouse, even if you designated someone else as your Beneficiary. A brief explanation of the applicable rules follows. For more information, consult the terms of your retirement arrangement.

Defined Benefit Plans and Money Purchase Pension Plans. If you are married at the time your payments commence, federal law requires that benefits be paid to you in the form of a “qualified joint and survivor annuity” (QJSA), unless you and your spouse waive that right, in writing. Generally, this means that you will receive a reduced payment during your life and, upon your death, your spouse will receive at least one-half of what you were receiving for life. You may elect to receive another income option if your spouse consents to the election and waives his or her right to receive the QJSA. If your spouse consents to the alternative form of payment, your spouse may not receive any benefits from the plan upon your death. Federal law also requires that the plan pay a Death Benefit to your spouse if you are married and die before you begin receiving your benefit. This benefit must be available in the form of an Annuity for your spouse’s lifetime and is called a “qualified pre-retirement survivor annuity” (QPSA). If the plan pays Death Benefits to other Beneficiaries, you may elect to have a Beneficiary other than your spouse receive the Death Benefit, but only if your spouse consents to the election and waives his or her right to receive the QPSA. If your spouse consents to the alternate Beneficiary, your spouse will receive no benefits from the plan upon your death. Any QPSA waiver prior to your attaining age 35 will become null and void on the first day of the calendar year in which you attain age 35, if still employed.

Defined Contribution Plans (including 401(k) Plans and ERISA 403(b) Annuities). Spousal consent to a distribution is generally not required. Upon your death, your spouse will receive the entire Death Benefit, even if you designated someone else as your Beneficiary, unless your spouse consents in writing to waive this right. Also, if you are married and elect an Annuity as a periodic income option, federal law requires that you receive a QJSA (as described above), unless you and your spouse consent to waive this right.

IRAs, non-ERISA 403(b) Annuities, and 457 Plans. Spousal consent to a distribution usually is not required. Upon your death, any Death Benefit will be paid to your designated Beneficiary.

Gifts and Generation-skipping Transfers

If you transfer your Annuity to another person for less than adequate consideration, there may be gift tax consequences in addition to income tax consequences. Also, if you transfer your Annuity to a person two or more generations younger than you (such as a grandchild or grandniece) or to a person that is more than 37½ years younger than you, there may be generation-skipping transfer tax consequences.

96

OTHER INFORMATION

PRUCO LIFE AND THE SEPARATE ACCOUNT

Pruco Life. Pruco Life Insurance Company (Pruco Life) is a stock life insurance company organized in 1971 under the laws of the State of Arizona. It is licensed to sell life insurance and annuities in the District of Columbia, Guam and in all states except New York. Pruco Life is a wholly-owned subsidiary of The Prudential Insurance Company of America (Prudential), a New Jersey stock life insurance company that has been doing business since 1875. Prudential is an indirect wholly-owned subsidiary of Prudential Financial, Inc. (Prudential Financial), a New Jersey insurance holding company. No company other than Pruco Life has any legal responsibility to pay amounts that Pruco Life owes under its annuity contracts. This means that where you participate in an optional living benefit and the value of that benefit (e.g., the Protected Withdrawal Value for Highest Daily Lifetime Income v3.0) exceeds your current Account Value, you would rely solely on the ability of Pruco Life to make payments under the benefit out of its own assets. As Pruco Life's ultimate parent, Prudential Financial, however, exercises significant influence over the operations and capital structure of Pruco Life.

Pruco Life incorporates by reference into the prospectus its latest annual report on Form 10-K filed pursuant to Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934 (Exchange Act) since the end of the fiscal year covered by its latest annual report. In addition, all documents subsequently filed by Pruco Life pursuant to Sections 13(a), 13(c), 14 or 15(d) of the Exchange Act also are incorporated into the prospectus by reference. Pruco Life will provide to each person, including any beneficial Owner, to whom a prospectus is delivered, a copy of any or all of the information that has been incorporated by reference into the prospectus but not delivered with the prospectus. Such information will be provided upon written or oral request at no cost to the requester by writing to Pruco Life Insurance Company, One Corporate Drive, Shelton, CT 06484 or by calling 800-752-6342. Pruco Life files periodic reports as required under the Exchange Act. The public may read and copy any materials that Pruco Life files with the SEC at the SEC's Public Reference Room at 100 F Street, N.E., Washington, D.C. 20549. The public may obtain information on the operation of the Public Reference Room by calling the SEC at 202-551-8090. The SEC maintains an Internet site that contains reports, proxy, and information statements, and other information regarding issuers that file electronically with the SEC (see http://www.sec.gov). Our internet address is http://www.prudentialannuities.com.

Pursuant to the delivery obligations under Section 5 of the Securities Act of 1933 and Rule 159 thereunder, Pruco Life delivers this prospectus to current contract owners that reside outside of the United States.

Pruco Life conducts the bulk of its operations through staff employed by it or by affiliated companies within the Prudential Financial family. Certain discrete functions have been delegated to non-affiliates that could be deemed “service providers” under the Investment Company Act of 1940. The entities engaged by Pruco Life may change over time. As of December 31, 2015, non-affiliated entities that could be deemed service providers to Pruco Life and/or an affiliated insurer within the Pruco Life business unit consisted of those set forth in the table below.

Name of Service Provider	Services Provided	Address

BROADRIDGE INVESTOR COMMUNICATION	Proxy services and regulatory mailings	51 Mercedes Way, Edgewood, NY 11717
CT Corporation	UCC filings, corporate filings and annual report filings	111 Eighth Avenue, New York, NY 10011
D.F. King	Proxy services	77 Water Street New York, NY 10005

EDM Americas	Records management and administration of annuity contracts	301 Fayetteville Street, Suite 1500, Raleigh, NC 27601

EXL Service Holdings, Inc	Administration of annuity contracts	350 Park Avenue, 10th Floor, New York, NY 10022
National Financial Services (NFS)	Clearing firm for Broker Dealers	82 Devonshire Street Boston, MA 02109

NEPS, LLC	Composition, printing, and mailing of contracts and benefit documents	12 Manor Parkway, Salem, NH 03079

PERSHING LLC	Clearing firm for Broker Dealers	One Pershing Plaza, Jersey City, NJ 07399
The Depository Trust Clearinghouse Corporation (DTCC)	Clearing and settlement services for Distributors and Carriers.	55 Water Street, 26th Floor, New York, NY 10041
Thomson Reuters	Tax reporting services	3 Times Square New York, NY 10036
Venio LLC d/b/a Keane	Claim related services	4031 University Drive, Suite 100, Fairfax, VA 22030

97

The Separate Account. We have established a Separate Account, the Pruco Life Flexible Premium Variable Annuity Account (Separate Account), to hold the assets that are associated with the Annuities. The Separate Account was established under Arizona law on June 16, 1995, and is registered with the SEC under the Investment Company Act of 1940 as a unit investment trust, which is a type of investment company. The assets of the Separate Account are held in the name of Pruco Life and legally belong to us. Pruco Life segregates the Separate Account assets from all of its other assets. Thus, Separate Account assets that are held in support of the contracts are not chargeable with liabilities arising out of any other business we may conduct. Income, gains, and losses, whether or not realized, for assets allocated to the Separate Account are, in accordance with the Annuities, credited to or charged against the Separate Account without regard to other income, gains, or losses of Pruco Life. The obligations under the Annuity are those of Pruco Life, which is the issuer of the Annuity and the depositor of the Separate Account. More detailed information about Pruco Life, including its audited consolidated financial statements, is provided in the Statement of Additional Information.

In addition to rights that we specifically reserve elsewhere in this prospectus, we reserve the right to perform any or all of the following:

▪ offer new Sub-accounts, eliminate Sub-Accounts, substitute Sub-accounts or combine Sub-accounts;

▪ close Sub-accounts to additional Purchase Payments on existing Annuities or close Sub-accounts for Annuities purchased on or after specified dates;

▪ combine the Separate Account with other separate accounts;

▪  deregister the Separate Account under the Investment Company Act of 1940;

▪ manage the Separate Account as a management investment company under the Investment Company Act of 1940 or in any other form permitted by law;

▪ make changes required by any change in the federal securities laws, including, but not limited to, the Securities Act of 1933, the Securities Act of 1934, the Investment Company Act of 1940, or any other changes to the Securities and Exchange Commission’s interpretation thereof;

▪ establish a provision in the Annuity for federal income taxes if we determine, in our sole discretion, that we will incur a tax as the result of the operation of the Separate Account;

▪ make any changes required by federal or state laws with respect to annuity contracts; and

▪ to the extent dictated by any underlying Portfolio, impose a redemption fee or restrict transfers within any Sub-account.

We will first notify you and receive any necessary SEC and/or state approval before making such a change. If an underlying mutual fund is liquidated, we will ask you to reallocate any amount in the liquidated fund. If you do not reallocate these amounts, we will reallocate such amounts only in accordance with guidance provided by the SEC or its staff (or after obtaining an order from the SEC, if required). We reserve the right to substitute underlying Portfolios, as allowed by applicable law. If we make a fund substitution or change, we may change the Annuity contract to reflect the substitution or change. We do not control the underlying mutual funds, so we cannot guarantee that any of those funds will always be available.

If you are enrolled in a Dollar Cost Averaging, Automatic Rebalancing, or comparable programs while an underlying fund merger, substitution or liquidation takes place, unless otherwise noted in any communication from us, your Account Value invested in such underlying fund will be transferred automatically to the designated surviving fund in the case of mergers, the replacement fund in the case of substitutions, and an available Money Market Fund in the case of fund liquidations. Your enrollment instructions will be automatically updated to reflect the surviving fund, the replacement fund or a Money Market Fund for any continued and future investments.

With the DCA MVA Options, we use a separate account of Pruco Life different from the Pruco Life Flexible Premium Variable Annuity Account discussed above. The separate account for the MVA Options is not registered under the Investment Company Act of 1940. Moreover, you do not participate in the appreciation or depreciation of the assets held by that separate account.

The General Account. Our general obligations and any guaranteed benefits under the Annuity are supported by our general account, which includes amounts in the Secure Value Account, and are subject to our claims paying ability. Assets in the general account are not segregated for the exclusive benefit of any particular contract or obligation. General account assets are also available to our general creditors and for conducting routine business activities, such as the payment of salaries, rent and other ordinary business expenses. The general account is subject to regulation and supervision by the Arizona Department of Insurance and to the insurance laws and regulations of all jurisdictions where we are authorized to do business.

Fees and Payments Received by Pruco Life

As detailed below, Pruco Life and our affiliates receive substantial payments from the underlying Portfolios and/or related entities, such as the Portfolios’ advisers and subadvisers. Because these fees and payments are made to Pruco Life and our affiliates, allocations you make to the underlying Portfolios benefit us financially. In selecting Portfolios available under the Annuity, we consider the payments that will be made to us. For more information on factors we consider when selecting the Portfolios under the Annuity, see “Variable Investment Options” under “Investment Options” earlier in this prospectus.

98

We receive Rule 12b-1 fees which compensate our affiliate, Prudential Annuities Distributors, Inc., for distribution and administrative services (including recordkeeping services and the mailing of prospectuses and reports to Owners invested in the Portfolios). These fees are paid by the underlying Portfolio out of each Portfolio’s assets and are therefore borne by Owners.

We also receive administrative services payments from the advisers of the underlying Portfolios or their affiliates (not the Portfolios), which are referred to as “revenue sharing” payments. The maximum combined 12b-1 fees and revenue sharing payments we receive with respect to a Portfolio are equal to an annual rate of 0.50% of the average assets allocated to the Portfolio under the Annuity. We expect to make a profit on these fees and payments and consider them when selecting the Portfolios available under the Annuity.

In addition, an adviser or subadviser of a Portfolio or a distributor of the Annuity (not the Portfolios) may also compensate us by providing reimbursement, defraying the costs of, or paying directly for, among other things, marketing and/or administrative services and/or other services they provide in connection with the Annuity. These services may include, but are not limited to: sponsoring or co-sponsoring various promotional, educational or marketing meetings and seminars attended by distributors, wholesalers, and/or broker dealer firms’ registered representatives, and creating marketing material discussing the Annuity, available options, and underlying Portfolios. The amounts paid depend on the nature of the meetings, the number of meetings attended by the adviser, subadviser, or distributor, the number of participants and attendees at the meetings, the costs expected to be incurred, and the level of the adviser’s, subadviser’s or distributor’s participation. These payments or reimbursements may not be offered by all advisers, subadvisers, or distributors and the amounts of such payments may vary between and among each adviser, subadviser, and distributor depending on their respective participation. We may also consider these payments and reimbursements when selecting the Portfolios available under the Annuity. During 2015, with regard to the total amounts that were paid under the kinds of arrangements described in this paragraph, the amounts for any particular adviser, subadviser or distributor ranged from approximately $20.00 to approximately $25,000.00. These amounts relate to all individual variable annuity contracts issued by Pruco Life or its affiliates, not only the Annuity covered by this prospectus.

In addition to the payments that we receive from underlying Portfolios and/or their affiliates, those same Portfolios and/or their affiliates may make payments to us and/or other insurers within the Prudential Financial group related to the offering of investment options within variable annuities or life insurance offered by different Prudential business units.

Cyber Security Risks. We provide information about cyber security risks associated with this Annuity in the Statement of Additional Information.

LEGAL STRUCTURE OF THE UNDERLYING PORTFOLIOS

Each underlying Portfolio is registered as an open-end management investment company under the Investment Company Act of 1940. Shares of the underlying Portfolios are sold to separate accounts of life insurance companies offering variable annuity and variable life insurance products. The shares may also be sold directly to qualified pension and retirement plans.

Voting Rights

We are the legal owner of the shares of the underlying Portfolios in which the Sub-accounts invest. However, under current SEC rules, you have voting rights in relation to Account Value maintained in the Sub-accounts. If an underlying Portfolio requests a vote of shareholders, we will vote our shares based on instructions received from Owners with Account Value allocated to that Sub-account. Owners have the right to vote an amount equal to the number of shares attributable to their contracts. If we do not receive voting instructions in relation to certain shares, we will vote those shares in the same manner and proportion as the shares for which we have received instructions. This voting procedure is sometimes referred to as “mirror voting” because, as indicated in the immediately preceding sentence, we mirror the votes that are actually cast, rather than decide on our own how to vote. We will also “mirror vote” shares that are owned directly by us or an affiliate (excluding shares held in the separate account of an affiliated insurer). In addition, because all the shares of a given Portfolio held within our Separate Account are legally owned by us, we intend to vote all of such shares when that underlying Portfolio seeks a vote of its shareholders. As such, all such shares will be counted towards whether there is a quorum at the underlying Portfolio’s shareholder meeting and towards the ultimate outcome of the vote. Thus, under “mirror voting”, it is possible that the votes of a small percentage of contract holders who actually vote will determine the ultimate outcome.

We may, if required by state insurance regulations, disregard voting instructions if they would require shares to be voted so as to cause a change in the sub-classification or investment objectives of one or more of the available Variable Investment Options or to approve or disapprove an investment advisory contract for a Portfolio. In addition, we may disregard voting instructions that would require changes in the investment policy or investment adviser of one or more of the Portfolios associated with the available Variable Investment Options, provided that we reasonably disapprove such changes in accordance with applicable federal or state regulations. If we disregard Owner voting instructions, we will advise Owners of our action and the reasons for such action in the next available annual or semi-annual report.

We will furnish those Owners who have Account Value allocated to a Sub-account whose underlying Portfolio has requested a “proxy” vote with proxy materials and the necessary forms to provide us with their voting instructions.

99

Generally, you will be asked to provide instructions for us to vote on matters such as changes in a fundamental investment strategy, adoption of a new investment advisory agreement, or matters relating to the structure of the underlying Portfolio that require a vote of shareholders. We reserve the right to change the voting procedures described above if applicable SEC rules change.

Material Conflicts

In the future, it may become disadvantageous for Separate Accounts of variable life insurance and variable annuity contracts to invest in the same underlying Portfolios. Neither the companies that invest in the Portfolios nor the Portfolios currently foresee any such disadvantage. The Board of Directors for each Portfolio intends to monitor events in order to identify any material conflict between variable life insurance and variable annuity Contract Owners and to determine what action, if any, should be taken. Material conflicts could result from such things as:

(1) changes in state insurance law;

(2) changes in federal income tax law;

(3) changes in the investment management of any Variable Investment Option; or

(4) differences between voting instructions given by variable life insurance and variable annuity Contract Owners.

Confirmations, Statements, and Reports

We send any statements and reports required by applicable law or regulation to you at your last known address of record. You should therefore give us prompt notice of any address change. We reserve the right, to the extent permitted by law and subject to your prior consent, to provide any prospectus, prospectus supplements, confirmations, statements and reports required by applicable law or regulation to you through our Internet Website at www.prudentialannuities.com or any other electronic means, including CD ROMs. We generally send a confirmation statement to you each time a financial transaction is made affecting Account Value, such as making additional Purchase Payments, transfers, exchanges or withdrawals. We also send quarterly statements detailing the activity affecting your Annuity during the calendar quarter, if there have been transactions during the quarter. We may confirm certain regularly scheduled transactions, including, but not limited to the Annual Maintenance Fee, systematic withdrawals (including 72(t)/72(q) payments and Required Minimum Distributions), electronic funds transfer, Dollar Cost Averaging, auto rebalancing, and Premium Based Charges in quarterly statements instead of confirming them immediately. You should review the information in these statements carefully. You may request additional reports or copies of reports previously sent. We reserve the right to charge $50 for each such additional or previously sent report, but may waive that charge in the future. We will also send an annual report and a semi-annual report containing applicable financial statements for the Portfolio to Owners or, with your prior consent, make such documents available electronically through our Internet Website or other electronic means.

DISTRIBUTION OF ANNUITIES OFFERED BY PRUCO LIFE

Prudential Annuities Distributors, Inc. (PAD), a wholly-owned subsidiary of Prudential Annuities, Inc., is the distributor and principal underwriter of the Annuities offered through this prospectus. PAD acts as the distributor of a number of annuity and life insurance products and the AST Portfolios. PAD’s principal business address is One Corporate Drive, Shelton, Connecticut 06484. PAD is registered as a broker/dealer under the Securities Exchange Act of 1934 (Exchange Act), and is a member of the Financial Industry Regulatory Authority (FINRA). Each Annuity is offered on a continuous basis. PAD enters into distribution agreements with both affiliated and unaffiliated broker/dealers who are registered under the Exchange Act (collectively, “Firms”). The affiliated broker-dealer, Pruco Securities, LLC is an indirect wholly-owned subsidiary of Prudential Financial that sells variable annuity and variable life insurance (among other products) through its registered representatives. Applications for each Annuity are solicited by registered representatives of the Firms. PAD utilizes a network of its own registered representatives to wholesale the Annuities to Firms. Because the Annuities offered through this prospectus are insurance products as well as securities, all registered representatives who sell the Annuities are also appointed insurance agents of Pruco Life.

In connection with the sale and servicing of the Annuity, Firms may receive cash compensation and/or non-cash compensation. Cash compensation includes discounts, concessions, fees, service fees, commissions, asset based sales charges, loans, overrides, or any cash employee benefit received in connection with the sale and distribution of variable contracts. Non-cash compensation includes any form of compensation received in connection with the sale and distribution of variable contracts that is not cash compensation, including but not limited to merchandise, gifts, travel expenses, meals and lodging.

Under the selling agreements, cash compensation in the form of commissions is paid to Firms on sales of the Annuity according to one or more schedules. The selling registered representative will receive all or a portion of the cash compensation, depending on the practice of his or her Firm. Commissions are generally based on a percentage of Purchase Payments made, up to a maximum of 5.0%. In addition, we may pay trail commissions, equal to a percentage of the average account value or based on other criteria. We may also provide cash compensation to the distributing Firm for providing ongoing service to you in relation to the Annuity. These payments may be made in the form of percentage payments based upon “Assets under Management” or “AUM,” (total assets), subject to certain criteria in certain Pruco Life products. These payments may also be made in the form of percentage payments based upon the total amount of money received as Purchase Payments under Pruco Life annuity products sold through the Firm.

100

In addition, in an effort to promote the sale of our products (which may include the placement of Pruco Life and/or the Annuity on a preferred or recommended company or product list and/or access to the Firm's registered representatives), we, or PAD, may enter into non-cash compensation arrangements with certain Firms with respect to certain or all registered representatives of such Firms under which such Firms may receive fixed payments or reimbursement. These types of fixed payments are made directly to or in sponsorship of the Firm and may include, but are not limited to payment for: training of sales personnel; marketing and/or administrative services and/or other services they provide to us or our affiliates; educating customers of the firm on the Annuity's features; conducting due diligence and analysis; providing office access, operations, systems and other support; holding seminars intended to educate registered representatives and make them more knowledgeable about the Annuities; conferences (national, regional and top producer); sponsorships; speaker fees; promotional items; a dedicated marketing coordinator; priority sales desk support; expedited marketing compliance approval and preferred programs to PAD; and reimbursements to Firms for marketing activities or other services provided by third-party vendors to the Firms and/or their registered representatives. To the extent permitted by FINRA rules and other applicable laws and regulations, we or PAD may also pay or allow other promotional incentives or payments in other forms of non-cash compensation (e.g., gifts, occasional meals and entertainment, sponsorship of due diligence events). Under certain circumstances, Portfolio advisers/subadvisers or other organizations with which we do business (“Entities”) may also receive incidental non-cash compensation, such as meals and nominal gifts. The amount of this non-cash compensation varies widely because some may encompass only a single event, such as a conference, and others have a much broader scope.

Cash and/or non-cash compensation may not be offered to all Firms and Entities and the terms of such compensation may differ between Firms and Entities. In addition, we or our affiliates may provide such compensation, payments and/or incentives to Firms or Entities arising out of the marketing, sale and/or servicing of variable annuities or life insurance offered by different Prudential business units.

The lists below includes the names of the Firms and Entities that we are aware (as of December 31, 2015) received compensation with respect to our annuity business generally during 2015 (or as to which a payment amount was accrued during 2015). The Firms and Entities listed include those receiving non-cash and/or cash compensation (as indicated below) in connection with marketing of products issued by Pruco Life Insurance Company and Pruco Life Insurance Company of New Jersey. Your registered representative can provide you with more information about the compensation arrangements that apply upon request. Each of these Annuities also is distributed by other selling Firms that previously were appointed only with our affiliate Prudential Annuities Life Assurance Corporation (“PALAC”). Such other selling Firms may have received compensation similar to the types discussed above with respect to their sale of PALAC annuities. In addition, such other selling Firms may, on a going forward basis, receive substantial compensation that is not reflected in this 2015 retrospective depiction. During 2015, non-cash compensation received by Firms and Entities ranged from $16.67 to $815,993.88. During 2015, cash compensation received by Firms ranged from $98.00 to $8,868,047.39.

All of the Firms and Entities listed below received non-cash compensation during 2015. In addition, Firms in bold also received cash compensation during 2015.

101

1st Global Capital Corp.

Advisor Group

Aegon Transamerica

AFS Brokerage, Inc.

AHIL-Prudential

AIG Advisor Group

ALHA

Alliance

Alliant/Benefit Partners

Allianz

Allstate Financial Srvcs, LLC

Alpha Simplex

American Financial Associates

AMERICAN PORTFOLIO FIN SVCS INC

Ameritas Investment Corp.

Anchor Bay Securities, LLC

Annuity Partners

AON

AQR Capital Management

Ausdal Financial Partners, Inc.

AXA Advisors, LLC

Ballew Investments

Bank of Oklahoma

Bank of the West

BB&T Investment Services, Inc.

BBVA Compass Investment Solutions, Inc.

Berthel Fisher & Company

BlackRock Financial Management Inc.

Broker Dealer Financial Services

Brokers International

Cadaret, Grant & Co., Inc.

Calton & Associates, Inc

Cambridge Advisory Group

Cambridge Investment Research, Inc.

Cantella & Co., Inc.

CAPE SECURITIES, INC.

Capital Guardian

Capital Investment Group, Inc.

CCO Investment Services Corp

Centaurus Financial, Inc.

Centera Capital Securities

Cetera Advisor Network LLC

Cetera Financial Group LLC

Cetera Investment Services

CFD Investments, Inc.

CHAR

Citigroup Global Markets Inc.

COMERICA SECURITIES, INC.

Commerce Bank

Commonwealth Financial Network

Compass Bank Wealth Management Group

Comprehensive Asset Management

Country Financial

CPS (Custom Benefit Plans)

Craig Schubert

Crown Capital Securities, L.P.

CUNA Brokerage Svcs, Inc.

CUSO Financial Services, L.P.

David Lerner and Associates

Delaware Investments

Dempsey Lord Smith, LLC

Edward Jones & Co.

Envestnet

Epoch Investment Management

Equity Services, Inc.

Essex Financial Services, Inc.

Farm Bureau Financial Services

Fidelity Institutional Wealth Services (FIWS)

Fidelity Investments

Fifth Third Securities, Inc.

Financial Architects, Inc.

Financial Planning Consultants

Financial Services Int'l Corp. (FSIC)

Financial West Group

First Allied Securities Inc

First Citizens Bank

First Commonwealth

First Heartland Capital, Inc.

First Protective Insurance Group

First Southeast Investor Services

First Tennessee Brokerage, Inc

First Trust Portfolios L.P.

Foothill Securities, Inc.

Foresters Equity Services Inc.

Fortune Financial Services, Inc.

Founders Financial Securities, LLC

Franklin Templeton

FSC Securities Corp.

GBS - Life Plans Unlimited

Geneos Wealth Management, Inc.

Gilman Ciocia, Inc.

Goldman Sachs & Co.

GWN Securities, Inc.

H. Beck, Inc.

H.D. Vest Investment

Hantz Financial Services,Inc.

Harvest Capital

HBW Securities, Inc.

Hornor, Townsend & Kent, Inc.

HSBC

Huntleigh Securities

Independent Consultant

Independent Financial Grp, LLC

Infinex Financial Group

Institutional Securities Corp.

INTERCAROLINA FINANCIAL SERVICES, INC.

Intervest International

Invest Financial Corporation

Investacorp

Investment Centers of America

Investment Professionals

Investors Capital Corporation

J.J.B. Hilliard Lyons, Inc.

J.P. Morgan

J.W. Cole Financial, Inc.

Jackson National Life

Janney Montgomery Scott, LLC.

Janus Capital

Jennison Associates, LLC

JHS Capital

Key Bank

KEY INVESTMENT SERVICES LLC

KMS Financial Services, Inc.

Kovack Securities, Inc.

LaSalle St. Securities, LLC

Lazard

Leaders Group Inc.

Legg Mason

Lifemark Corporation

Lincoln Financial Advisors

Lincoln Financial Securities Corporation

Lincoln Investment Planning

Lincoln Motor Company

LPL Financial Corporation

M and T Bank Corporation

M Holdings Securities, Inc

Mass Mutual Financial Group

Merrill Lynch, P,F,S

MetLife

MFS

MML Investors Services, Inc.

Money Concepts Capital Corp.

Morgan Stanley Smith Barney

MTL Equity Products, Inc.

Mutual of Omaha Bank

National Planning Corporation

National Securities Corp.

Natixis Funds

Neuberger Berman

New York Life

Next Financial Group, Inc.

NFP Securities, Inc.

North Ridge Securities Corp.

OneAmerica Securities, Inc.

OPPENHEIMER & CO, INC.

Park Avenue Securities, LLC

People's Securities

Perryman Financial Advisory

PIMCO

Pinnacle Financial Group, Inc.

Pinnancle Investments, LLC

PlanMember Securities Corp.

PNC Bank

PNC Investments, LLC

Princor Financial Services Corp.

Private Client Services, LLC

ProEquities

102

Prospera Financial Services, Inc.

Prudential Annuities

Purshe Kaplan Sterling Investments

Questar Capital Corporation

R.D. Scinto, Inc.

Raymond James Financial Svcs

RBC CAPITAL MARKETS CORPORATION

RCM&D Inc.

Robert W. Baird & Co., Inc.

Royal Alliance Associates

Sage Rutty & Co., Inc.

Sagemark Consulting

SAGEPOINT FINANCIAL, INC.

Sammons Securities Co., LLC

Santander

SCF Securities, Inc.

Schroders Investment Management

SEAF

Securian Financial Svcs, Inc.

Securities America, Inc.

Securities Service Network

Sigma Financial Corporation

Signator Investors, Inc.

SII Investments, Inc.

Sorrento Pacific Financial LLC

Southeast Financial Group, Inc.

Southern Bank

Sterne Agee Financial Services, Inc.

Stifel Nicolaus & Co.

STRATEGIC FIN ALLIANCE INC

SunTrust Investment Services, Inc.

SWBC Investment Services

Syndicated

T. Rowe Price Group, Inc.

TFS Securities, Inc.

The Investment Center

The O.N. Equity Sales Co.

The PNC Financial Services Group, Inc.

The Prudential Insurance Company of America

The Strategic Financial Alliance Inc.

TransAmerica Financial Advisors, Inc.

Triad Advisors, Inc.

UBS Financial Services, Inc.

Umpqua Investments

United Planners Fin. Serv.

US Bank

USI Securities Inc

VALIC Financial Advisors, Inc

Valley Forge Financial Group Inc

VOYA Financial Advisors

WADDELL & REED INC.

Wall Street Financial Group

WAYNE HUMMER INVESTMENTS LLC

WB2

Wealth Preservation Partners, LLC

Wedbush Morgan Securities

Wells Fargo Advisors LLC

WELLS FARGO ADVISORS LLC - WEALTH

Western International Securities, Inc.

WFG Investments, Inc.

Wintrust Financial Corporation

Woodbury Financial Services

World Equity Group, Inc.

World Group Securities, Inc.

Wunderlich Securities

The Firms listed below received cash compensation during 2015 but did not receive any non-cash compensation.

Capital One Investment Services, LLC

Gary Goldberg & Co., Inc.

Raymond James & Associates

Wells Fargo Investments LLC

WRP Investments, Inc

While compensation is generally taken into account as an expense in considering the charges applicable to a contract product, any such compensation will be paid by us or PAD and will not result in any additional charge to you. Your Financial Professional can provide you with more information about the compensation arrangements that apply upon request.

FINANCIAL STATEMENTS

The financial statements of the Separate Account and Pruco Life are included in the Statement of Additional Information.

INDEMNIFICATION

Insofar as indemnification for liabilities arising under the Securities Act of 1933 (the “Securities Act”) may be permitted to directors, officers or persons controlling the registrant pursuant to the foregoing provisions, the registrant has been informed that in the opinion of the SEC such indemnification is against public policy as expressed in the Securities Act and is therefore unenforceable.

LEGAL PROCEEDINGS

Litigation and Regulatory Matters

Pruco Life is subject to legal and regulatory actions in the ordinary course of our business. Pending legal and regulatory actions include proceedings specific to Pruco Life and proceedings generally applicable to business practices in the industry in which we operate. Pruco Life is subject to class action lawsuits and other litigation involving a variety of issues and allegations involving sales practices, claims payments and procedures, premium charges, policy servicing and breach of fiduciary duty to customers. Pruco Life is also subject to litigation arising out of its general business activities, such as its investments, contracts, leases and labor and employment relationships, including claims of discrimination and harassment, and could be exposed to claims or litigation concerning certain business or process patents. In addition, Pruco Life, along with other participants in the businesses in which it engages, may be subject from time to time to investigations, examinations and inquiries, in some cases industry-wide, concerning issues or matters upon which such regulators have determined to focus. In some of Pruco Life’s pending legal and regulatory actions, parties are seeking large and/or indeterminate amounts, including punitive or exemplary damages. The outcome of litigation or a regulatory matter, and the amount or range of potential loss at any particular time, is often inherently uncertain.

Pruco Life establishes accruals for litigation and regulatory matters when it is probable that a loss has been incurred and the amount of that loss can be reasonably estimated. For litigation and regulatory matters where a loss may be

103

reasonably possible, but not probable, or is probable but not reasonably estimable, no accrual is established, but the matter, if material, is disclosed. As of December 31, 2015, the aggregate range of reasonably possible losses in excess of accruals established is not currently estimable. Pruco Life reviews relevant information with respect to its litigation and regulatory matters on a quarterly and annual basis and updates its accruals, disclosures and estimates of reasonably possible loss based on such reviews.

Pruco Life’s litigation and regulatory matters are subject to many uncertainties, and given their complexity and scope, their outcome cannot be predicted. It is possible that Pruco Life’s results of operations or cash flow in a particular quarterly or annual period could be materially affected by an ultimate unfavorable resolution of pending litigation and regulatory matters depending, in part, upon the results of operations or cash flow for such period. In light of the unpredictability of Pruco Life’s litigation and regulatory matters, it is also possible that in certain cases an ultimate unfavorable resolution of one or more pending litigation or regulatory matters could have a material adverse effect on Pruco Life’s financial position. Management believes, however, that, based on information currently known to it, the ultimate outcome of all pending litigation and regulatory matters, after consideration of applicable reserves and rights to indemnification, is not likely to have a material adverse effect on Pruco Life’s financial position.

CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION

The following are the contents of the Statement of Additional Information:

▪ Company

▪ Experts

▪ Principal Underwriter

▪ Payments Made to Promote Sale of Our Products

▪ Cyber Security Risks

▪  Determination of Accumulation Unit Values

▪ Financial Statements

HOW TO CONTACT US

Please communicate with us using the telephone number and addresses below for the purposes described. Failure to send mail to the proper address may result in a delay in our receiving and processing your request.

Prudential’s Customer Service Team

Call our Customer Service Team at 1-888-PRU-2888 during normal business hours.

Internet

Access information about your Annuity through our website: www.prudentialannuities.com

Correspondence Sent by Regular Mail

Prudential Annuity Service Center

P.O. Box 7960

Philadelphia, PA 19176

Correspondence Sent by Overnight*, Certified or Registered Mail

Prudential Annuity Service Center

2101 Welsh Road

Dresher, PA 19025

*Please note that overnight correspondence sent through the United States Postal Service may be delivered to the P.O. Box listed above, which could delay receipt of your correspondence at our Service Center. Overnight mail sent through other methods (e.g., Federal Express, United Parcel Service) will be delivered to the address listed below.

Correspondence sent by regular mail to our Service Center should be sent to the address shown above. Your correspondence will be picked up at this address and then delivered to our Service Center. Your correspondence is not considered received by us until it is received at our Service Center. Where this Prospectus refers to the day when we receive a purchase payment, request, election, notice, transfer or any other transaction request from you, we mean the day on which that item (or the last requirement needed for us to process that item) arrives in complete and proper form at our Service Center or via the appropriate telephone or fax number if the item is a type we accept by those means. There are two main exceptions: if the item arrives at our Service Center (1) on a day that is not a business day, or (2) after the close of a business day, then, in each case, we are deemed to have received that item on the next business day.

You can obtain account information by calling our automated response system and at www.prudentialannuities.com, our Internet Website. Our Customer Service representatives are also available during business hours to provide you with information about your account. You can request certain transactions through our telephone voice response system, our Internet Website or through a customer service representative. You can provide authorization for a third party, including your attorney-in-fact acting pursuant to a power of attorney, to access your account information and perform certain transactions on your account. You will need to complete a form provided by us which identifies those transactions that you wish to authorize via telephonic and electronic means and whether you wish to authorize a third party to perform any such transactions. Please note that unless you tell us otherwise, we deem that all transactions that are directed by your Financial Professional with respect to your Annuity have been authorized by you. We require that you or your

104

representative provide proper identification before performing transactions over the telephone or through our Internet Website. This may include a Personal Identification Number (PIN) that will be provided to you upon issue of your Annuity or you may establish or change your PIN by calling our automated response system and at www.prudentialannuities.com, our Internet Website. Any third party that you authorize to perform financial transactions on your account will be assigned a PIN for your account.

Transactions requested via telephone are recorded. To the extent permitted by law, we will not be responsible for any claims, loss, liability or expense in connection with a transaction requested by telephone or other electronic means if we acted on such transaction instructions after following reasonable procedures to identify those persons authorized to perform transactions on your Annuity using verification methods which may include a request for your Social Security number, PIN or other form of electronic identification. We may be liable for losses due to unauthorized or fraudulent instructions if we did not follow such procedures.

Pruco Life does not guarantee access to telephonic, facsimile, Internet or any other electronic information or that we will be able to accept transaction instructions via such means at all times. Nor, due to circumstances beyond our control, can we provide any assurances as to the delivery of transaction instructions submitted to us by regular and/or express mail. Regular and/or express mail (if operational) will be the only means by which we will accept transaction instructions when telephonic, facsimile, Internet or any other electronic means are unavailable or delayed. Pruco Life reserves the right to limit, restrict or terminate telephonic, facsimile, Internet or any other electronic transaction privileges at any time.

105

APPENDIX A – ACCUMULATION UNIT VALUES

Here, we set forth historical Unit values.

PREMIER RETIREMENT VARIABLE ANNUITY (issued on or after 2-10-2014)

Pruco Life Insurance Company

Prospectus

ACCUMULATION UNIT VALUES: Basic Death Benefit Only (0.85%)

Sub-Accounts	Accumulation Unit Value at Beginning of Period	Accumulation Unit Value at End of Period	Number of Accumulation Units Outstanding at End of Period
AST Academic Strategies Asset Allocation Portfolio
02/10/2014 to 12/31/2014	$10.96241	$11.40396	29,465
01/01/2015 to 12/31/2015	$11.40396	$10.94308	43,470
AST Advanced Strategies Portfolio
02/10/2014 to 12/31/2014	$12.01305	$12.75023	12,242,147
01/01/2015 to 12/31/2015	$12.75023	$12.74338	14,217,480
AST AQR Emerging Markets Equity Portfolio
02/10/2014 to 12/31/2014	$9.52107	$9.76411	12,174
01/01/2015 to 12/31/2015	$9.76411	$8.17811	11,467
AST AQR Large-Cap Portfolio
02/10/2014 to 12/31/2014	$11.36275	$13.13032	938
01/01/2015 to 12/31/2015	$13.13032	$13.24360	5,614
AST Balanced Asset Allocation Portfolio
02/10/2014 to 12/31/2014	$11.91766	$12.73759	31,297,809
01/01/2015 to 12/31/2015	$12.73759	$12.68947	38,062,126
AST BlackRock Global Strategies Portfolio
02/10/2014 to 12/31/2014	$11.18919	$11.68919	11,972,580
01/01/2015 to 12/31/2015	$11.68919	$11.24211	13,088,959
AST BlackRock iShares ETF Portfolio
02/10/2014 to 12/31/2014	$10.48860	$10.84322	1,241,994
01/01/2015 to 12/31/2015	$10.84322	$10.78037	2,058,204
AST BlackRock Low Duration Bond Portfolio formerly, AST PIMCO Limited Maturity Bond Portfolio
02/10/2014 to 12/31/2014	$10.16063	$10.01584	294,623
01/01/2015 to 12/31/2015	$10.01584	$9.97878	206,205
AST BlackRock/Loomis Sayles Bond Portfolio formerly, AST PIMCO Total Return Bond Portfolio
02/10/2014 to 12/31/2014	$10.71497	$10.89799	9,139,056
01/01/2015 to 12/31/2015	$10.89799	$10.57764	8,827,897
AST Boston Partners Large-Cap Value Portfolio
02/10/2014 to 12/31/2014	$12.17652	$13.60447	23,141
01/01/2015 to 12/31/2015	$13.60447	$12.84621	24,882
AST Capital Growth Asset Allocation Portfolio
02/10/2014 to 12/31/2014	$12.23133	$13.20499	19,449,882
01/01/2015 to 12/31/2015	$13.20499	$13.16254	24,768,203
AST ClearBridge Dividend Growth Portfolio
02/10/2014 to 12/31/2014	$11.41549	$13.22905	35,775
01/01/2015 to 12/31/2015	$13.22905	$12.64816	65,822
AST Cohen & Steers Realty Portfolio
02/10/2014 to 12/31/2014	$11.62849	$14.24278	39,925
01/01/2015 to 12/31/2015	$14.24278	$14.80571	53,656
AST Defensive Asset Allocation Portfolio
02/10/2014 to 12/31/2014	$9.82311	$10.15307	1,020,952
01/01/2015 to 12/31/2015	$10.15307	$10.05692	1,744,202
AST FI Pyramis® Asset Allocation Portfolio
02/10/2014 to 12/31/2014	$11.88379	$12.66982	636,586
01/01/2015 to 10/16/2015	$12.66982	$12.71985	0

A-1

Sub-Accounts	Accumulation Unit Value at Beginning of Period	Accumulation Unit Value at End of Period	Number of Accumulation Units Outstanding at End of Period
AST FI Pyramis® Quantitative Portfolio
02/10/2014 to 12/31/2014	$11.29994	$11.89224	10,397,703
01/01/2015 to 12/31/2015	$11.89224	$11.90809	10,754,347
AST Franklin Templeton Founding Funds Plus Portfolio
02/10/2014 to 12/31/2014	$10.66746	$11.06003	8,552,867
01/01/2015 to 10/16/2015	$11.06003	$10.62500	0
AST Global Real Estate Portfolio
02/10/2014 to 12/31/2014	$11.46280	$12.93393	67,279
01/01/2015 to 12/31/2015	$12.93393	$12.81255	62,943
AST Goldman Sachs Large-Cap Value Portfolio
02/10/2014 to 12/31/2014	$12.99706	$14.89035	2,051,424
01/01/2015 to 12/31/2015	$14.89035	$14.08152	9,910,107
AST Goldman Sachs Mid-Cap Growth Portfolio
02/10/2014 to 12/31/2014	$13.53878	$15.16028	75,595
01/01/2015 to 12/31/2015	$15.16028	$14.17682	3,652,478
AST Goldman Sachs Multi-Asset Portfolio
02/10/2014 to 12/31/2014	$11.04398	$11.55257	6,637,081
01/01/2015 to 12/31/2015	$11.55257	$11.35025	6,909,963
AST Goldman Sachs Small-Cap Value Portfolio
02/10/2014 to 12/31/2014	$13.82642	$15.39675	1,116,140
01/01/2015 to 12/31/2015	$15.39675	$14.42711	1,078,007
AST Herndon Large-Cap Value Portfolio
02/10/2014 to 12/31/2014	$12.85350	$13.48069	107,936
01/01/2015 to 12/31/2015	$13.48069	$12.55559	101,330
AST High Yield Portfolio
02/10/2014 to 12/31/2014	$11.81219	$11.90687	91,754
01/01/2015 to 12/31/2015	$11.90687	$11.38490	98,124
AST International Growth Portfolio
02/10/2014 to 12/31/2014	$11.08259	$10.78866	10,857,975
01/01/2015 to 12/31/2015	$10.78866	$11.03374	10,232,802
AST International Value Portfolio
02/10/2014 to 12/31/2014	$10.39422	$9.97206	74,281
01/01/2015 to 12/31/2015	$9.97206	$9.96812	96,866
AST Investment Grade Bond Portfolio
02/10/2014 to 12/31/2014	$11.57972	$11.98433	41,323
01/01/2015 to 12/31/2015	$11.98433	$12.02189	2,324,094
AST J.P. Morgan Global Thematic Portfolio
02/10/2014 to 12/31/2014	$11.89115	$12.75542	3,363,072
01/01/2015 to 12/31/2015	$12.75542	$12.51453	3,317,299
AST J.P. Morgan International Equity Portfolio
02/10/2014 to 12/31/2014	$10.90108	$10.54612	113,668
01/01/2015 to 12/31/2015	$10.54612	$10.16429	150,122
AST J.P. Morgan Strategic Opportunities Portfolio
02/10/2014 to 12/31/2014	$11.44519	$12.06274	24,386
01/01/2015 to 12/31/2015	$12.06274	$11.93834	55,044
AST Jennison Large-Cap Growth Portfolio
02/10/2014 to 12/31/2014	$14.47251	$15.50179	661,085
01/01/2015 to 12/31/2015	$15.50179	$17.00456	610,397
AST Large-Cap Value Portfolio
02/10/2014 to 12/31/2014	$14.00166	$16.23119	12,586,141
01/01/2015 to 12/31/2015	$16.23119	$14.83221	12,420,712
AST Legg Mason Diversified Growth Portfolio
11/24/2014* to 12/31/2014	$9.99930	$9.95070	22,981
01/01/2015 to 12/31/2015	$9.95070	$9.77688	759,985
AST Loomis Sayles Large-Cap Growth Portfolio
02/10/2014 to 12/31/2014	$13.44045	$15.01403	2,436,087
01/01/2015 to 12/31/2015	$15.01403	$16.38574	2,114,900

A-2

Sub-Accounts	Accumulation Unit Value at Beginning of Period	Accumulation Unit Value at End of Period	Number of Accumulation Units Outstanding at End of Period
AST Lord Abbett Core Fixed Income Portfolio
02/10/2014 to 12/31/2014	$10.80716	$11.22167	19,814,245
01/01/2015 to 12/31/2015	$11.22167	$11.06132	19,199,731
AST MFS Global Equity Portfolio
02/10/2014 to 12/31/2014	$13.11059	$13.89688	3,256,525
01/01/2015 to 12/31/2015	$13.89688	$13.57685	3,207,209
AST MFS Growth Portfolio
02/10/2014 to 12/31/2014	$14.38889	$15.65743	1,606,282
01/01/2015 to 12/31/2015	$15.65743	$16.64657	1,488,144
AST MFS Large-Cap Value Portfolio
02/10/2014 to 12/31/2014	$13.14260	$14.90553	204,605
01/01/2015 to 12/31/2015	$14.90553	$14.67189	262,692
AST Mid-Cap Value Portfolio
02/10/2014 to 12/31/2014	$13.05434	$15.25573	74,407
01/01/2015 to 12/31/2015	$15.25573	$14.12642	100,981
AST Money Market Portfolio
02/10/2014 to 12/31/2014	$9.76653	$9.69248	114,854
01/01/2015 to 12/31/2015	$9.69248	$9.60942	261,351
AST Neuberger Berman / LSV Mid-Cap Value Portfolio
02/10/2014 to 12/31/2014	$13.76765	$16.12679	77,656
01/01/2015 to 12/31/2015	$16.12679	$15.08841	79,998
AST Neuberger Berman Core Bond Portfolio
02/10/2014 to 12/31/2014	$10.25966	$10.53261	79,420
01/01/2015 to 10/16/2015	$10.53261	$10.57179	0
AST Neuberger Berman Mid-Cap Growth Portfolio
02/10/2014 to 12/31/2014	$13.26133	$14.43362	3,801,745
01/01/2015 to 10/16/2015	$14.43362	$14.89618	0
AST New Discovery Asset Allocation Portfolio
02/10/2014 to 12/31/2014	$11.99781	$12.75840	2,981,472
01/01/2015 to 12/31/2015	$12.75840	$12.49294	3,461,273
AST Parametric Emerging Markets Equity Portfolio
02/10/2014 to 12/31/2014	$8.46067	$8.36743	79,772
01/01/2015 to 12/31/2015	$8.36743	$6.90859	91,561
AST Preservation Asset Allocation Portfolio
02/10/2014 to 12/31/2014	$11.37489	$11.94095	5,791,373
01/01/2015 to 12/31/2015	$11.94095	$11.85648	6,120,128
AST Prudential Core Bond Portfolio
02/10/2014 to 12/31/2014	$10.53017	$10.90853	7,291,166
01/01/2015 to 12/31/2015	$10.90853	$10.78687	7,220,828
AST Prudential Growth Allocation Portfolio
02/10/2014 to 12/31/2014	$11.21924	$12.35491	16,918,872
01/01/2015 to 12/31/2015	$12.35491	$12.17490	32,355,835
AST QMA Emerging Markets Equity Portfolio
02/10/2014 to 12/31/2014	$9.02507	$9.35055	4,943
01/01/2015 to 12/31/2015	$9.35055	$7.70957	12,861
AST QMA Large-Cap Portfolio
02/10/2014 to 12/31/2014	$11.48198	$13.41605	976
01/01/2015 to 12/31/2015	$13.41605	$13.50729	4,424
AST QMA US Equity Alpha Portfolio
02/10/2014 to 12/31/2014	$13.87471	$16.70611	19,409
01/01/2015 to 12/31/2015	$16.70611	$17.07422	29,397
AST RCM World Trends Portfolio
02/10/2014 to 12/31/2014	$11.18334	$11.82386	9,295,949
01/01/2015 to 12/31/2015	$11.82386	$11.70391	19,379,801
AST Schroders Global Tactical Portfolio
02/10/2014 to 12/31/2014	$12.02202	$12.85507	2,370,874
01/01/2015 to 12/31/2015	$12.85507	$12.67666	2,289,514

A-3

Sub-Accounts	Accumulation Unit Value at Beginning of Period	Accumulation Unit Value at End of Period	Number of Accumulation Units Outstanding at End of Period
AST Schroders Multi-Asset World Strategies Portfolio
02/10/2014 to 12/31/2014	$11.06646	$11.49813	16,481
01/01/2015 to 10/16/2015	$11.49813	$11.25562	0
AST Small-Cap Growth Opportunities Portfolio
02/10/2014 to 12/31/2014	$13.46671	$13.82158	743,215
01/01/2015 to 12/31/2015	$13.82158	$13.88705	683,443
AST Small-Cap Growth Portfolio
02/10/2014 to 12/31/2014	$12.91686	$13.37007	40,844
01/01/2015 to 12/31/2015	$13.37007	$13.36059	46,775
AST Small-Cap Value Portfolio
02/10/2014 to 12/31/2014	$13.05175	$14.26912	23,753
01/01/2015 to 12/31/2015	$14.26912	$13.53801	26,699
AST T. Rowe Price Asset Allocation Portfolio
02/10/2014 to 12/31/2014	$12.25543	$13.00650	19,456,982
01/01/2015 to 12/31/2015	$13.00650	$12.90142	23,961,561
AST T. Rowe Price Equity Income Portfolio
02/10/2014 to 12/31/2014	$12.97224	$14.27611	8,366,158
01/01/2015 to 10/16/2015	$14.27611	$13.32076	0
AST T. Rowe Price Growth Opportunities Portfolio
02/10/2014 to 12/31/2014	$9.99930	$10.58869	4,053,819
01/01/2015 to 12/31/2015	$10.58869	$10.65616	7,608,007
AST T. Rowe Price Large-Cap Growth Portfolio
02/10/2014 to 12/31/2014	$15.18191	$16.22246	145,670
01/01/2015 to 12/31/2015	$16.22246	$17.62601	193,751
AST T. Rowe Price Natural Resources Portfolio
02/10/2014 to 12/31/2014	$8.81232	$8.19862	75,434
01/01/2015 to 12/31/2015	$8.19862	$6.56393	95,846
AST Templeton Global Bond Portfolio
02/10/2014 to 12/31/2014	$9.69613	$9.82242	6,332,967
01/01/2015 to 12/31/2015	$9.82242	$9.28924	6,469,615
AST Wellington Management Hedged Equity Portfolio
02/10/2014 to 12/31/2014	$11.51775	$12.22314	125,339
01/01/2015 to 12/31/2015	$12.22314	$12.04258	194,742
AST Western Asset Core Plus Bond Portfolio
02/10/2014 to 12/31/2014	$10.95767	$11.45162	144,104
01/01/2015 to 12/31/2015	$11.45162	$11.49478	180,596
AST Western Asset Emerging Markets Debt Portfolio
02/10/2014 to 12/31/2014	$9.47915	$9.53505	15,074
01/01/2015 to 12/31/2015	$9.53505	$9.16252	19,781

*	Denotes the start date of these sub-accounts

A-4

APPENDIX B – FORMULA FOR HIGHEST DAILY LIFETIME INCOME V3.0 SUITE OF OPTIONAL LIVING BENEFITS

TRANSFERS OF ACCOUNT VALUE BETWEEN YOUR PERMITTED SUB-ACCOUNTS AND THE
AST INVESTMENT GRADE BOND SUB-ACCOUNT

TERMS AND DEFINITIONS REFERENCED IN THE CALCULATION FORMULAS:

▪ Cu – the upper target is established on the effective date of the Highest Daily Lifetime Income v3.0 Suite of benefits (the “Effective Date”) and is not changed for the life of the guarantee. Currently, it is 83%.

▪ Cus – the secondary upper target is established on the Effective Date and is not changed for the life of the guarantee. Currently it is 84.5%.

▪ Ct – the target is established on the Effective Date and is not changed for the life of the guarantee. Currently, it is 80%.

▪ Cl – the lower target is established on the Effective Date and is not changed for the life of the guarantee. Currently, it is 78%.

▪ L – the target value as of the current Valuation Day.

▪ r – the target ratio.

▪ a – factors used in calculating the target value. These factors are established on the Effective Date and are not changed for the life of the guarantee. (See below for the table of “a” factors)

▪ Vv – the Account Value of all elected sub-accounts in the Annuity.

▪ VF – the Unadjusted Account Value of all elected DCA MVA Options in the Annuity.

▪ F – the Account Value of the Secure Value Account.

▪ UAV – the total Unadjusted Account Value (equal to the sum of VV, VF, B and F).

▪ B – the total value of the AST Investment Grade Bond Sub-account.

▪ P – Income Basis. Prior to the first Lifetime Withdrawal, the Income Basis is equal to the Protected Withdrawal Value calculated as if the first Lifetime Withdrawal were taken on the date of calculation. After the first Lifetime Withdrawal, the Income Basis is equal to the greater of (1) the Protected Withdrawal Value on the date of the first Lifetime Withdrawal, increased for additional Purchase Payments, and adjusted proportionally for Excess Income*, and (2) the Protected Withdrawal Value on any Annuity Anniversary subsequent to the first Lifetime Withdrawal, increased for subsequent additional Purchase Payments and adjusted proportionately for Excess Income* and (3) any highest daily Unadjusted Account Value occurring on or after the later of the immediately preceding Annuity anniversary, or the date of the first Lifetime Withdrawal, and prior to or including the date of this calculation, increased for additional Purchase Payments and adjusted for withdrawals, as described herein.

▪ T – the amount of a transfer into or out of the AST Investment Grade Bond Sub-account.

▪ TM – the amount of a monthly transfer out of the AST Investment Grade Bond Sub-account.

▪ X – the Maximum Daily Transfer Percentage that can be transferred into the AST Investment Grade Bond Sub-account. There is no Maximum Daily Transfer Percentage applied to transfers out of the AST Investment Grade Bond Sub-account.

*  Note: Lifetime Withdrawals that are not considered withdrawals of Excess Income do not reduce the Income Basis.

DAILY TARGET VALUE CALCULATION:

On each Valuation Day, a target value (L) is calculated, according to the following formula. If (VV+VF) is equal to zero, no calculation is necessary. Target Values are subject to change for new elections of this benefit on a going-forward basis.

L	=	0.05 * P * a

Daily Transfer Calculation:

The following formula, which is set on the Benefit Effective Date and is not changed for the life of the guarantee, determines when a transfer is required:

Target Ratio r	=	(L – (B+F)) / (VV + VF).

▪ If on the third consecutive Valuation Day r is greater than Cu and r is less than or equal to Cus or if on any day r is greater than Cus, and transfers have not been suspended due to the 90% cap rule, assets in the elected sub-accounts and the DCA MVA Options, if applicable, are transferred to the AST Investment Grade Bond Sub-account.

▪ If r is less than Cl, and there are currently assets in the AST Investment Grade Bond Sub-account (B is greater than 0), assets in the AST Investment Grade Bond Sub-account are transferred to the elected sub-accounts as described above.

90% Cap Rule: If, on any Valuation Day this benefit remains in effect, a transfer into the AST Investment Grade Bond Sub-account occurs that results in 90% of the Unadjusted Account Value being allocated to a combination of the AST Investment Grade Bond Sub-account and the Secure Value Account, any transfers into the AST Investment Grade Bond Sub-account will be suspended, even if the formula would otherwise dictate that a transfer into the AST Investment Grade Bond Sub-account should occur. Transfers out of the AST Investment Grade Bond Sub-account and into the elected Sub-

B-1

accounts will still be allowed. The suspension will be lifted once a transfer out of the AST Investment Grade Bond Sub-account occurs either due to a Daily or Monthly Transfer Calculation. Due to the performance of the AST Investment Grade Bond Sub-account and the elected Sub-accounts, and the interest credited to the Secure Value Account, the Unadjusted Account value could be more than 90% invested in a combination of the AST Investment Grade Bond Sub-account and the Secure Value Account.

The following formula, which is set on the Benefit Effective Date and is not changed for the life of the guarantee, determines the transfer amount:

T	=	Min (MAX (0, (0.90 * UAV) – (B+F)), [L – (B+F) – (VV + VF) * Ct] / (1 – Ct), X * [VV+VF])	Money is transferred from the elected sub-accounts and the DCA MVA Options to the AST Investment Grade Bond Sub-account
T	=	{Min (B, – [L – (B+F) – (VV + VF) * Ct] / (1 – Ct))}	Money is transferred from the AST Investment Grade Bond Sub-account to the elected sub-accounts

Maximum Daily Transfer Limit

On any given day, not withstanding the above calculation and the 90% Cap discussed immediately above, no more than a predetermined percentage of the sum of the value of elected sub-accounts and the Unadjusted Account Value of all elected DCA MVA Options (the “Maximum Daily Transfer Limit”) will be transferred to the Bond Sub-account. The applicable Maximum Daily Transfer Limit is stated in your Annuity and is currently 30%. If the formula would result in an amount higher than the Maximum Daily Transfer Limit being transferred into the Bond Sub-account, only amounts up to the Maximum Daily Transfer Limit will be transferred. On the following Valuation Day, the formula will calculate the Target Ratio for that day and determine any applicable transfers within your Annuity as described above. The formula will not carry over amounts that exceeded the prior day’s Maximum Daily Transfer Limit, but a transfer to the Bond Sub-account may nevertheless occur based on the application of the formula on the current day. There is no limitation on the amounts of your Unadjusted Account Value that may be transferred out of the Bond Sub-account on any given day.

Monthly Transfer Calculation

On each monthly anniversary of the Annuity Issue Date and following the daily Transfer Calculation above, the following formula determines if a transfer from the AST Investment Grade Bond Sub-account to the elected sub-accounts will occur:

If, after the daily Transfer Calculation is performed,

{Min (B, .05 * UAV)} is less than (Cu * (VV + VF) – L + (B+F)) / (1 – Cu), then

TM	=	{Min (B, .05 * UAV)}	Money is transferred from the AST Investment Grade Bond Sub-account to the elected sub-accounts.

B-2

“a” Factors for Liability Calculations

(in Years and Months since Benefit Effective Date)*

Years	Months 1	2	3	4	5	6	7	8	9	10	11	12
1	15.34	15.31	15.27	15.23	15.20	15.16	15.13	15.09	15.05	15.02	14.98	14.95
2	14.91	14.87	14.84	14.80	14.76	14.73	14.69	14.66	14.62	14.58	14.55	14.51
3	14.47	14.44	14.40	14.36	14.33	14.29	14.26	14.22	14.18	14.15	14.11	14.07
4	14.04	14.00	13.96	13.93	13.89	13.85	13.82	13.78	13.74	13.71	13.67	13.63
5	13.60	13.56	13.52	13.48	13.45	13.41	13.37	13.34	13.30	13.26	13.23	13.19
6	13.15	13.12	13.08	13.04	13.00	12.97	12.93	12.89	12.86	12.82	12.78	12.75
7	12.71	12.67	12.63	12.60	12.56	12.52	12.49	12.45	12.41	12.38	12.34	12.30
8	12.26	12.23	12.19	12.15	12.12	12.08	12.04	12.01	11.97	11.93	11.90	11.86
9	11.82	11.78	11.75	11.71	11.67	11.64	11.60	11.56	11.53	11.49	11.45	11.42
10	11.38	11.34	11.31	11.27	11.23	11.20	11.16	11.12	11.09	11.05	11.01	10.98
11	10.94	10.90	10.87	10.83	10.79	10.76	10.72	10.69	10.65	10.61	10.58	10.54
12	10.50	10.47	10.43	10.40	10.36	10.32	10.29	10.25	10.21	10.18	10.14	10.11
13	10.07	10.04	10.00	9.96	9.93	9.89	9.86	9.82	9.79	9.75	9.71	9.68
14	9.64	9.61	9.57	9.54	9.50	9.47	9.43	9.40	9.36	9.33	9.29	9.26
15	9.22	9.19	9.15	9.12	9.08	9.05	9.02	8.98	8.95	8.91	8.88	8.84
16	8.81	8.77	8.74	8.71	8.67	8.64	8.60	8.57	8.54	8.50	8.47	8.44
17	8.40	8.37	8.34	8.30	8.27	8.24	8.20	8.17	8.14	8.10	8.07	8.04
18	8.00	7.97	7.94	7.91	7.88	7.84	7.81	7.78	7.75	7.71	7.68	7.65
19	7.62	7.59	7.55	7.52	7.49	7.46	7.43	7.40	7.37	7.33	7.30	7.27
20	7.24	7.21	7.18	7.15	7.12	7.09	7.06	7.03	7.00	6.97	6.94	6.91
21	6.88	6.85	6.82	6.79	6.76	6.73	6.7	6.67	6.64	6.61	6.58	6.55
22	6.52	6.50	6.47	6.44	6.41	6.38	6.36	6.33	6.30	6.27	6.24	6.22
23	6.19	6.16	6.13	6.11	6.08	6.05	6.03	6.00	5.97	5.94	5.92	5.89
24	5.86	5.84	5.81	5.79	5.76	5.74	5.71	5.69	5.66	5.63	5.61	5.58
25	5.56	5.53	5.51	5.48	5.46	5.44	5.41	5.39	5.36	5.34	5.32	5.29
26	5.27	5.24	5.22	5.20	5.18	5.15	5.13	5.11	5.08	5.06	5.04	5.01
27	4.99	4.97	4.95	4.93	4.91	4.88	4.86	4.84	4.82	4.80	4.78	4.75
28	4.73	4.71	4.69	4.67	4.65	4.63	4.61	4.59	4.57	4.55	4.53	4.51
29	4.49	4.47	4.45	4.43	4.41	4.39	4.37	4.35	4.33	4.32	4.30	4.28
30	4.26	4.24	4.22	4.20	4.18	4.17	4.15	4.13	4.11	4.09	4.07	4.06**

* The values set forth in this table are applied to all ages.

** In all subsequent years and months thereafter, the annuity factor is 4.06

B-3

APPENDIX C – SPECIAL CONTRACT PROVISIONS FOR ANNUITIES ISSUED IN CERTAIN STATES

Certain features of your Annuity may be different than the features described earlier in this prospectus, if your Annuity is issued in certain states described below. Further variations may arise in connection with additional state reviews.

Jurisdiction	Special Provisions
California

Medically-Related Surrender is not available. For the California annuity forms, “contingent deferred sales charges” are referred to as “surrender charges”.

In connection with Highest Daily Lifetime v3.0 and Spousal Highest Daily Lifetime Income v3.0, if the designated life or lives are changed, the Protected Withdrawal value will be recalculated to equal the current Unadjusted Account Value on the date the change is recorded at the Service Office. This recalculation will change the Annual Income Amount available under the benefit.

Connecticut	The Liquidity Factor used in the MVA formula equals zero (0).
Florida

One year waiting period for annuitization. With respect to those who are 65 years or older on the date of purchase, in no event will the Contingent Deferred Sales Charge exceed 10% in accordance with Florida law.

Illinois	6 and 12 Month DCA Options are not available. Market Value Adjustment Options are not available.
Iowa	6 and 12 Month DCA Options are not available on contracts issued prior to August 20, 2012. Market Value Adjustment Options are not available.
Massachusetts

The annuity rates we use to calculate annuity payments are available only on a gender-neutral basis under any Annuity Option or any lifetime withdrawal option benefit. Medically-Related Surrenders are not available.

Montana	The annuity rates we use to calculate annuity payments are available only on a gender-neutral basis under any Annuity Option or any lifetime withdrawal option benefit.
Ohio	DCA Liquidity Factor equals zero
Oregon	6 and 12 Month MVA DCA Options are not available.
Texas	The Beneficiary Annuity is not available.
Washington	6 and 12 Month MVA DCA Options are not available.

C-1

APPENDIX D – MVA FORMULA

MVA FORMULA FOR 6 OR 12 MONTH DCA MVA OPTIONS

The MVA formula is applied separately to each DCA MVA Option to determine the Account Value of the DCA MVA Option on a particular date.

The Market Value Adjustment Factor applicable to the DCA MVA Options we make available is as follows:

MVA Factor = [(1+i)/(1+j+k)]^(n/12)

where:	i =

the Index Rate established at inception of a DCA MVA Option. This Index Rate will be based on a Constant Maturity Treasury (CMT) rate for a maturity (in months) equal to the initial duration of the DCA MVA Option. This CMT rate will be determined based on the weekly average of the CMT Index of appropriate maturity as of two weeks prior to initiation of the DCA MVA Option. The CMT Index will be based on “Treasury constant maturities nominal 12” rates as published in Federal Reserve Statistical Release H.15. If a CMT index for the number of months needed is not available, the applicable CMT index will be determined based on a linear interpolation of the published CMT indices;

j =

the Index Rate determined at the time the MVA calculation is needed, based on a CMT rate for the amount of time remaining in the DCA MVA Option. The amount of time will be based on the number of complete months remaining in the DCA MVA Option, rounded up to the nearest whole month. This CMT rate will be determined based on the weekly average of the CMT Index of appropriate maturity as of two weeks prior to the date for which the MVA calculation is needed. The CMT Index will be based on “Treasury constant maturities nominal 12” rates as published in Federal Reserve Statistical Release H.15. If a CMT index for the number of months needed is not available, the applicable CMT index will be determined based on a linear interpolation of the published CMT indices;

	k =	the Liquidity Factor, equal to 0.0025; and
	n =	the number of complete months remaining in the DCA MVA Option, rounded up to the nearest whole month.

If the “Treasury constant maturities nominal 12” rates available through Federal Reserve Statistical Release H. 15 should become unavailable at any time, or if the rate for a 1-month maturity should become unavailable through this source, we will substitute rates which, in our opinion, are comparable.

D-1

APPENDIX E – HYPOTHETICAL EXAMPLES OF OPERATION OF PREMIUM
BASED CHARGE AND CONTINGENT DEFERRED SALES CHARGE

To demonstrate how the Contingent Deferred Sales Charge and the Premium Based Charge operate, set forth below are various hypothetical examples. These examples are illustrative only, and do not represent the values under any particular Annuity.

A. CDSC EXAMPLES

Purchase Payment Rec’d Date	Actual Purchase Payment	CDSC Schedule							CDSC Expiry Date
6/1/2011	$45,000.00	5%	5%	4%	4%	3%	3%	2%	5/31/2018
7/15/2011	$55,000.00	4%	3%	3%	2%	2%	2%	1%	7/14/2018

In this example, please note that the first Purchase Payment receives a CDSC schedule for total Purchase Payments less than $50,000.00. The second Purchase Payment results in a situation where the total Purchase Payments are $100,000.00 and the CDSC schedule reflects this.

B. Premium Based Charge Examples

Example 1: Assume that two Purchase Payments received prior to the first Quarterly Annuity Anniversary attain the Premium Based Charge tier indicated below. In this example, the Premium Based Charge rate for both Purchase Payments will be established based upon the total Purchase Payments received prior to the first Quarterly Annuity Anniversary, or 9/1/2011.

Purchase Payment Rec’d Date	Purchase Payment Amount	Premium Based Charge Rate	Annualized Premium Based Charge	Quarterly Premium Based Charge	Premium Based Charge First Fee	Premium Based Charge Last Fee
6/1/2011	$45,000.00	0.50%	$225.00	$56.25	9/1/2011	6/1/2018
7/15/2011	$55,000.00	0.50%	$275.00	$68.75	9/1/2011	6/1/2018

Example 2: In this example, the second Purchase Payment is not received prior to the first Quarterly Annuity Anniversary. The Premium Based Charge rate for the first payment will be established based upon the total Purchase Payments received prior to the first Quarterly Annuity Anniversary, or 9/1/2011. The Premium Based Charge rate for the second Purchase Payment will be established based upon the total Purchase Payments received as of the date it is received, or 9/15/2011.

Purchase Payment Rec’d Date	Purchase Payment Amount	Premium Based Charge Rate	Annualized Premium Based Charge	Quarterly Premium Based Charge	Premium Based Charge First Fee	Premium Based Charge Last Fee
6/1/2011	$45,000.00	0.70%	$315.00	$78.75	9/1/2011	6/1/2018
9/15/2011	$55,000.00	0.50%	$275.00	$68.75	12/1/2011	9/1/2018

Example 3: In this example, assume that two Purchase Payments received prior to the first Quarterly Annuity Anniversary attain the indicated Premium Based Charge tier. Assume the third Purchase Payment is received after the first Quarterly Annuity Anniversary. In this example, the Premium Based Charge rate for the first two Purchase Payments will be established based upon the total Purchase Payments received prior to the first Quarterly Annuity Anniversary, or 9/1/2011. The Premium Based Charge rate for the third Purchase Payment will be established based upon the total Purchase Payments received as of the date it is received, or 9/15/2011.

Purchase Payment Rec’d Date	Purchase Payment Amount	Premium Based Charge Rate	Annualized Premium Based Charge	Quarterly Premium Based Charge	Premium Based Charge First Fee	Premium Based Charge Last Fee
6/1/2011	$45,000.00	0.50%	$225.00	$56.25	9/1/2011	6/1/2018
7/15/2011	$55,000.00	0.50%	$275.00	$68.75	9/1/2011	6/1/2018
9/15/2011	$150,000.00	0.35%	$525.00	$131.25	12/1/2011	9/1/2018

E-1

Example 4: In this example, assume that the second Purchase Payment is received the day before the quarter’s end. In this example, the Premium Based Charge rate for both Purchase Payments will be established based upon the total Purchase Payments received on the first Quarterly Annuity Anniversary, or 9/1/2011.

Purchase Payment Rec’d Date	Purchase Payment Amount	Premium Based Charge Rate	Annualized Premium Based Charge	Quarterly Premium Based Charge	Premium Based Charge First Fee	Premium Based Charge Last Fee
6/1/2011	$45,000.00	0.50%	$225.00	$56.25	9/1/2011	6/1/2018
8/30/2011	$55,000.00	0.50%	$275.00	$68.75	9/1/2011	6/1/2018

Example 5: In this example, assume that the second Purchase Payment is received on the first Quarterly Annuity Anniversary. Since the second Purchase Payment is received on the first Quarterly Annuity Anniversary, it is not utilized for purposes of determining the Premium Based Charge rate for the first Purchase Payment.

Purchase Payment Rec’d Date	Purchase Payment Amount	Premium Based Charge Rate	Annualized Premium Based Charge	Quarterly Premium Based Charge	Premium Based Charge First Fee	Premium Based Charge Last Fee
6/1/2011	$45,000.00	0.70%	$315.00	$78.75	9/1/2011	6/1/2018
9/1/2011	$55,000.00	0.50%	$275.00	$68.75	12/1/2011	9/1/2018

E-2

PLEASE SEND ME A STATEMENT OF ADDITIONAL INFORMATION THAT CONTAINS FURTHER DETAILS ABOUT THE PRUCO LIFE PRUDENTIAL PREMIER® RETIREMENT VARIABLE ANNUITY DESCRIBED IN PROSPECTUS (April 29, 2016)

(print your name)

(address)

(city/state/zip code)

Please see the section of this prospectus

entitled “How To Contact Us” for

where to send your request for

a Statement of Additional Information

PRUCO LIFE INSURANCE COMPANY

A Prudential Financial Company

751 Broad Street, Newark, NJ 07102-3777

PRUDENTIAL PREMIER® RETIREMENT VARIABLE ANNUITY

(For Annuities issued on or after February 25, 2013)

Flexible Premium Deferred Annuity Offering Highest Daily Lifetime® Income v2.1 Optional Benefits

PROSPECTUS: APRIL 29, 2016

This prospectus describes a flexible premium deferred annuity contract (“Annuity”) offered by Pruco Life Insurance Company (“Pruco Life”, “we”, “our”, or “us”). The Annuity has features and benefits that may be appropriate for you based on your financial situation, your age and how you intend to use the Annuity. The annuity or certain of its investment options and/or features may not be available in all states. Financial Professionals may be compensated for the sale of the Annuity. Selling broker-dealer firms through which each Annuity is sold may decline to recommend to their customers certain of the optional features and Investment Options offered generally under the Annuity or may impose restrictions (e.g., a lower maximum issue age and/or optional benefits. Please speak to your Financial Professional for further details. The guarantees provided by the variable annuity contract and the optional benefits are the obligations of and subject to the claims paying ability of Pruco Life. Certain terms are capitalized in this prospectus. Those terms are either defined in the Glossary of Terms or in the context of the particular section.

THE SUB-ACCOUNTS

The Pruco Life Flexible Premium Variable Annuity Account is a Separate Account of Pruco Life, and is the investment vehicle in which your Purchase Payments invested in the Sub-accounts are held. Each Sub-account of the Pruco Life Flexible Premium Variable Annuity Account invests in an underlying mutual fund – see the following page for a complete list of the Sub-accounts. Currently, Portfolios of Advanced Series Trust are being offered.

PLEASE READ THIS PROSPECTUS

This prospectus sets forth information about the Annuity that you should know before investing. Please read this prospectus and the current prospectus for the underlying mutual funds. Keep them for future reference. If you are purchasing the Annuity as a replacement for an existing variable annuity or variable life policy, or a fixed insurance policy, you should consider any surrender or penalty charges you may incur and any benefits you may also be forfeiting when replacing your existing coverage and that this Annuity is subject to a Contingent Deferred Sales Charge if you elect to surrender the Annuity or take a partial withdrawal. You should consider your need to access the Annuity’s Account Value and whether the Annuity’s liquidity features will satisfy that need. Please note that if you are investing in this Annuity through a tax-advantaged retirement plan (such as an Individual Retirement Account or 401(k) plan), you will get no additional tax advantage through the Annuity itself.

OTHER CONTRACTS

We offer a variety of fixed and variable annuity contracts. They may offer features, including investment options, and have fees and charges, that are different from the annuity contracts offered by this prospectus. Not every annuity contract we issue is offered through every selling broker-dealer firm. Upon request, your Financial Professional can show you information regarding other Pruco Life annuity contracts that he or she distributes. You can also contact us to find out more about the availability of any of the Pruco Life annuity contracts. You should work with your Financial Professional to decide whether this annuity contract is appropriate for you based on a thorough analysis of your particular needs, financial objectives, investment goals, time horizons and risk tolerance.

AVAILABLE INFORMATION

We have also filed a Statement of Additional Information dated the same date as this prospectus that is available from us, without charge, upon your request. The contents of the Statement of Additional Information are described at the end of this prospectus – see Table of Contents. The Statement of Additional Information is incorporated by reference into this prospectus. This prospectus is part of the registration statement we filed with the U.S. Securities and Exchange Commission (SEC) regarding this offering. Additional information on us and this offering is available in the registration statement and the exhibits thereto. You may review and obtain copies of these materials at no cost to you by contacting us. These documents, as well as documents incorporated by reference, may also be obtained through the SEC’s Internet Website (www.sec.gov) for this registration statement as well as for other registrants that file electronically with the SEC. Please see “How To Contact Us” later in this prospectus for our Service Office address.

In compliance with U.S. law, Pruco Life delivers this prospectus to current contract owners that reside outside of the United States.

This Annuity is NOT a deposit or obligation of, or issued, guaranteed or endorsed by, any bank, is NOT insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation (FDIC), the Federal Reserve Board or any other agency. An investment in an annuity involves investment risks, including possible loss of value, even with respect to amounts allocated to the AST Money Market Sub-account.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

PRUDENTIAL, PRUDENTIAL FINANCIAL, PRUDENTIAL ANNUITIES AND THE ROCK LOGO ARE SERVICEMARKS OF THE PRUDENTIAL INSURANCE COMPANY OF AMERICA AND ITS AFFILIATES. OTHER PROPRIETARY PRUDENTIAL MARKS MAY BE DESIGNATED AS SUCH THROUGH USE OF THE SM OR ® SYMBOLS.

FOR FURTHER INFORMATION CALL: 1-888-PRU-2888 OR GO TO OUR WEBSITE AT

www.prudentialannuities.com

Prospectus Dated: April 29, 2016	Statement of Additional Information Dated: April 29, 2016

                                                     PPRTB21DPROS

VARIABLE INVESTMENT OPTIONS

Advanced Series Trust

AST AB Global Bond Portfolio

AST Academic Strategies Asset Allocation Portfolio 1

AST Advanced Strategies Portfolio 1

AST AQR Emerging Markets Equity Portfolio

AST AQR Large-Cap Portfolio

AST Balanced Asset Allocation Portfolio 1

AST BlackRock Global Strategies Portfolio 1

AST BlackRock iShares ETF Portfolio 1

AST BlackRock Low Duration Bond Portfolio

AST BlackRock Multi-Asset Income Portfolio

AST BlackRock/Loomis Sayles Bond Portfolio

AST Boston Partners Large-Cap Value Portfolio

AST Capital Growth Asset Allocation Portfolio 1

AST ClearBridge Dividend Growth Portfolio

AST Cohen & Steers Realty Portfolio

AST Columbia Adaptive Risk Allocation Portfolio

AST Defensive Asset Allocation Portfolio 1

AST Emerging Managers Diversified Portfolio

AST FI Pyramis® Quantitative Portfolio 1,2

AST FQ Absolute Return Currency Portfolio

AST Franklin Templeton K2 Global Absolute Return Portfolio

AST Global Real Estate Portfolio

AST Goldman Sachs Global Growth Allocation Portfolio

AST Goldman Sachs Global Income Portfolio

AST Goldman Sachs Large-Cap Value Portfolio

AST Goldman Sachs Mid-Cap Growth Portfolio

AST Goldman Sachs Multi-Asset Portfolio 1

AST Goldman Sachs Small-Cap Value Portfolio

AST Goldman Sachs Strategic Income Portfolio

AST Herndon Large-Cap Value Portfolio

AST High Yield Portfolio

AST Hotchkis & Wiley Large-Cap Value Portfolio

AST International Growth Portfolio

AST International Value Portfolio

AST Investment Grade Bond Portfolio 3

AST Ivy Asset Strategy Portfolio4

AST J.P. Morgan Global Thematic Portfolio 1

AST J.P. Morgan International Equity Portfolio

AST J.P. Morgan Strategic Opportunities Portfolio 1

AST Jennison Global Infrastructure Portfolio

AST Jennison Large-Cap Growth Portfolio

AST Legg Mason Diversified Growth Portfolio

AST Loomis Sayles Large-Cap Growth Portfolio

AST Lord Abbett Core Fixed Income Portfolio

AST Managed Alternatives Portfolio

AST Managed Equity Portfolio

AST Managed Fixed Income Portfolio

AST MFS Global Equity Portfolio

AST MFS Growth Portfolio

AST MFS Large-Cap Value Portfolio

AST Money Market Portfolio

AST Morgan Stanley Multi-Asset Portfolio

AST Neuberger Berman Long/Short Portfolio

AST Neuberger Berman/LSV Mid-Cap Value Portfolio

AST New Discovery Asset Allocation Portfolio 1

AST Parametric Emerging Markets Equity Portfolio

AST Preservation Asset Allocation Portfolio 1

AST Prudential Core Bond Portfolio

AST Prudential Flexible Multi-Strategy Portfolio

AST Prudential Growth Allocation Portfolio 1

AST QMA Emerging Markets Equity Portfolio

AST QMA International Core Equity Portfolio

AST QMA Large-Cap Portfolio

AST QMA US Equity Alpha Portfolio

AST RCM World Trends Portfolio 1

AST Schroders Global Tactical Portfolio 1

AST Small-Cap Growth Opportunities Portfolio

AST Small-Cap Growth Portfolio

AST Small-Cap Value Portfolio

AST T. Rowe Price Asset Allocation Portfolio 1

AST T. Rowe Price Diversified Real Growth Portfolio

AST T. Rowe Price Growth Opportunities Portfolio

AST T. Rowe Price Large-Cap Growth Portfolio

AST T. Rowe Price Natural Resources Portfolio

AST Templeton Global Bond Portfolio

AST WEDGE Capital Mid-Cap Value Portfolio

AST Wellington Management Global Bond Portfolio

AST Wellington Management Hedged Equity Portfolio 1

AST Wellington Management Real Total Return Portfolio

AST Western Asset Core Plus Bond Portfolio

AST Western Asset Emerging Markets Debt Portfolio

BlackRock Variable Series Funds, Inc.

BlackRock Global Allocation V.I. Fund – (Class III)

JPMorgan Insurance Trust

JPMorgan Insurance Trust Income Builder Portfolio – (Class 2)

(1) These are the only variable investment options available to you if you select one of the optional benefits.

(2) Pyramis is a registered service mark of FMR LLC. Used with permission.

(3) The AST Investment Grade Bond variable investment option is not available for allocation of Purchase Payments or contract owner transfers.

(4) Effective April 29, 2016, the AST Ivy Asset Strategy Portfolio (the “Portfolio”) is no longer available for new Purchase Payment allocations to all investors. As of this date, no additional Purchase Payments (including any type of systematic payment or rebalancing) into this Portfolio will be accepted from new or existing contract owners, including those contract owners who have Account Value invested in the Portfolio as of April 29, 2016.

(i)

APPENDIX A – ACCUMULATION UNIT VALUES  A-1

APPENDIX B – FORMULA FOR HIGHEST DAILY LIFETIME INCOME V2.1 SUITE OF BENEFITS B-1

APPENDIX C – SPECIAL CONTRACT PROVISIONS FOR ANNUITIES ISSUED IN CERTAIN STATES C-1

APPENDIX D – MVA FORMULA D-1

APPENDIX E – HYPOTHETICAL EXAMPLES OF OPERATION OF PREMIUM BASED CHARGE AND CONTINGENT DEFERRED SALES CHARGE E-1

(ii)

GLOSSARY OF TERMS

We set forth here definitions of some of the key terms used throughout this prospectus. In addition to the definitions here, we also define certain terms in the section of the prospectus that uses such terms.

Account Value: The total value of all allocations to the Sub-accounts and the DCA MVA Options on any Valuation Day. The Account Value is determined separately for each Sub-account and for each DCA MVA Option, and then totaled to determine the Account Value for your entire Annuity. The Account Value of each MVA Option will be calculated using an MVA factor, if applicable.

Accumulation Period: The period of time from the Issue Date through the last Valuation Day immediately preceding the Annuity Date.

Annual Income Amount: The annual amount of income for which you are eligible for life under the optional living benefits.

Annuitant: The natural person upon whose life annuity payments made to the Owner are based.

Annuitization: The process by which you direct us to apply the Unadjusted Account Value to one of the available annuity options to begin making periodic payments to the Owner.

Annuity Date: The date on which we apply your Unadjusted Account Value to the applicable annuity option and begin the payout period. As discussed in the Annuity Options section, there is an age by which you must begin receiving annuity payments, which we call the “Latest Annuity Date.”

Annuity Year: The first Annuity Year begins on the Issue Date and continues through and includes the day immediately preceding the first anniversary of the Issue Date. Subsequent Annuity Years begin on the anniversary of the Issue Date and continue through and include the day immediately preceding the next anniversary of the Issue Date.

Beneficiary(ies): The natural person(s) or entity(ies) designated as the recipient(s) of the Death Benefit or to whom any remaining period certain payments may be paid in accordance with the annuity payout options section of this Annuity.

Code: The Internal Revenue Code of 1986, as amended from time to time and the regulations promulgated thereunder.

Contingent Deferred Sales Charge (“CDSC”): This is a sales charge that may be deducted when you make a surrender or take a partial withdrawal from your Annuity. We refer to this as a “contingent” charge because it is imposed only if you surrender or take a withdrawal from your Annuity. The charge is a percentage of each applicable Purchase Payment that is being surrendered or withdrawn.

Dollar Cost Averaging (“DCA”) MVA Option: An Investment Option that offers a fixed rate of interest for a specified period. The DCA MVA Option is used only with our 6 or 12 Month Dollar Cost Averaging Program, under which the Purchase Payments that you have allocated to that DCA MVA Option are transferred to the designated Sub-accounts over a 6 month or 12 month period. Withdrawals or transfers from the DCA MVA Option generally will be subject to a Market Value Adjustment if made other than pursuant to the 6 or 12 Month DCA Program.

Due Proof of Death: Due Proof of Death is satisfied when we receive all of the following in Good Order: (a) a death certificate or similar documentation acceptable to us; (b) all representations we require or which are mandated by applicable law or regulation in relation to the death claim and the payment of death proceeds (representations may include, but are not limited to, trust or estate paperwork (if needed); consent forms (if applicable); and claims forms from at least one beneficiary); and (c) any applicable election of the method of payment of the death benefit, if not previously elected by the Owner, by at least one Beneficiary.

Excess Income: All or a portion of a Lifetime Withdrawal that exceeds the Annual Income Amount for that Annuity Year. Each withdrawal of Excess Income proportionally reduces the Annual Income Amount for future years.

Free Look: The right to examine your Annuity, during a limited period of time, to decide if you want to keep it or cancel it. The length of this time period, and the amount of refund, depends on applicable law and thus may vary by state. In addition, there is a different Free Look period that applies if your Annuity is held within an IRA or if your Annuity was sold to you as a replacement of a life insurance policy or another annuity contract. In your Annuity contract, your Free Look right is referred to as your “Right to Cancel.”

Good Order: Good Order is the standard that we apply when we determine whether an instruction is satisfactory. An instruction will be considered in Good Order if it is received at our Service Office: (a) in a manner that is satisfactory to us such that it is sufficiently complete and clear that we do not need to exercise any discretion to follow such instruction and complies with all relevant laws and regulations; (b) on specific forms, or by other means we then permit (such as via telephone or electronic submission); and/or (c) with any signatures and dates as we may require. We will notify you if an instruction is not in Good Order.

Guarantee Period: The period of time during which we credit a fixed rate of interest to a DCA MVA Option.

1

Investment Option: A Sub-account or DCA MVA Option available as of any given time to which Account Value may be allocated.

Issue Date: The effective date of your Annuity.

Key Life: Under the Beneficiary Continuation Option, the person whose life expectancy is used to determine the required distributions.

Market Value Adjustment (“MVA”): A positive or negative adjustment used to determine the Account Value of a DCA MVA Option.

Owner: The Owner is either an eligible entity or person named as having ownership rights in relation to the Annuity.

Payout Period: The period starting on the Annuity Date and during which annuity payments are made.

Portfolio: An underlying mutual fund in which a Sub-Account of the Separate Account invests.

Premium Based Charge: A charge that is deducted on each Quarterly Annuity Anniversary from your Account Value, during the first seven years after each Purchase Payment is made.

Purchase Payment: A cash consideration (a "premium") in currency of the United States of America given to us in exchange for the rights, privileges, and benefits of the Annuity.

Quarterly Annuity Anniversary: Each successive three-month anniversary of the Issue Date of the Annuity.

Separate Account: Refers to the Pruco Life Flexible Premium Variable Annuity Account, which holds assets associated with annuities issued by Pruco Life Insurance Company. Separate Account assets held in support of the annuities are kept separate from all of our other assets and may not be charged with liabilities arising out of any other business we may conduct.

Service Office: The place to which all requests and payments regarding the Annuity are to be sent. We may change the address of the Service Office at any time, and will notify you in advance of any such change of address. Please see “How to Contact Us” later in this prospectus for the Service Office address.

Sub-Account: A division of the Separate Account.

Surrender Value: The Account Value (which includes the effect of any MVA) less any applicable CDSC, any applicable tax charges, any charges assessable as a deduction from the Account Value for any optional living benefits provided by rider or endorsement, and any Annual Maintenance Fee.

Unadjusted Account Value: The Unadjusted Account Value is equal to the Account Value prior to the application of any MVA.

Unit: A share of participation in a Sub-account used to calculate your Account Value prior to the Annuity Date.

Valuation Day: Every day the New York Stock Exchange is open for trading or any other day the Securities and Exchange Commission requires mutual funds or unit investment trusts to be valued.

we, us, our: Pruco Life Insurance Company.

you, your: The Owner(s) shown in the Annuity.

2

SUMMARY OF CONTRACT FEES AND CHARGES

The following tables describe the fees and expenses you will pay when buying, owning and surrendering the Annuity. Important additional information about these fees and expenses is contained in “Fees, Charges and Deductions” later in this prospectus.

The first table describes fees and expenses that you will pay at the time you surrender an Annuity, take certain partial withdrawals or transfer Account Value between Investment Options. State premium taxes also may be deducted.

ANNUITY OWNER TRANSACTION EXPENSES

CONTINGENT DEFERRED SALES CHARGE (“CDSC”)1:

The CDSC for each Purchase Payment is a percentage of the Purchase Payment being withdrawn. Thus, the appropriate percentage is multiplied by the Purchase Payment(s) being withdrawn to determine the amount of the CDSC. See “Contingent Deferred Sales Charge (“CDSC”)” under “Fees, Charges and Deductions” for more information about how the CDSC is calculated.

Total Purchase Payment Amount	Age of Purchase Payment Being Withdrawn
	Less than 1 Year	1 Year or more, but less than 2 Years	2 Years or more, but less than 3 Years	3 Years or more, but less than 4 Years	4 Years or more, but less than 5 Years	5 Years or more, but less than 6 Years	6 Years or more, but less than 7 Years	7 Years or more
Less than $50,000	5%	5%	4%	4%	3%	3%	2%	0%
$50,000 or more, but less than $100,000	5%	4%	4%	3%	3%	2%	2%	0%
$100,000 or more, but less than $250,000	4%	3%	3%	2%	2%	2%	1%	0%
$250,000 or more, but less than $500,000	3%	2%	2%	2%	1%	1%	1%	0%
$500,000 or more, but less than $1,000,000	2%	2%	2%	1%	1%	1%	1%	0%
$1,000,000 or more	2%	2%	1%	1%	1%	1%	1%	0%

Transfer Fee2: $10

Tax Charge3: 0% - 3.5%

1 The different tiers of CDSC, separated by “breakpoints”, are shown in the table above. If a portion of a Purchase Payment results in total Purchase Payments crossing into a new Purchase Payment tier (as set forth in the table above), then the entire Purchase Payment will be subject to the CDSC applicable to that tier. Once a Purchase Payment is assigned to a particular tier for purposes of the CDSC, the CDSC schedule for that specific Purchase Payment will not change for the remainder of that CDSC period. Please see Appendix E for examples of the operation of the CDSC.

2 Currently, we deduct the transfer fee after the 20th transfer each Annuity Year.

3 Currently, we deduct the tax charge only upon Annuitization and only in certain states – we will give you further details in the “maturity package” that we will send you prior to Annuitization. We reserve the right to deduct the tax charge upon any of the following events: the time the Purchase Payment is allocated to the Annuity, upon a full surrender of the Annuity, or upon Annuitization.

The following tables describe the periodic fees and charges you will pay when you own the Annuity, not including the underlying Portfolio fees and expenses.

PERIODIC FEES AND CHARGES

Annual Maintenance Fee[4]	Lesser of $50 and 2% of Unadjusted Account Value

Premium Based Charge5,6:

Total Purchase Payment Amount	Premium Based Charge Percentage (deducted quarterly)	Annual Equivalent of Premium Based Charge Percentage
Less than $50,000	0.1750%	0.70%
$50,000 or more, but less than $100,000	0.1500%	0.60%
$100,000 or more, but less than $250,000	0.1250%	0.50%
$250,000 or more, but less than $500,000	0.0875%	0.35%
$500,000 or more, but less than $1,000,000	0.0625%	0.25%
$1,000,000 or more	0.0375%	0.15%

ANNUALIZED INSURANCE FEES AND CHARGES (assessed daily as a percentage of the net assets of the Sub-accounts)
Mortality & Expense Risk Charge	0.70%
Administration Charge	0.15%
Total Annualized Insurance Fees and Charges[7]	0.85%

4 Assessed annually on the Annuity Anniversary Date or upon surrender of the Annuity. Only applicable if the sum of the Purchase Payments at the time the fee is due is less than $50,000. For Beneficiaries continuing the Annuity under the Beneficiary Continuation Option, the fee is the

3

lesser of $30 and 2% of the Unadjusted Account Value and only applies if the Unadjusted Account Value is less than $25,000 at the time the fee is due.

5 The Premium Based Charge applicable to a Purchase Payment is determined by multiplying (1) the amount of that Purchase Payment by (2) its associated Premium Based Charge percentage, as shown in the table above. Each Purchase Payment is subject to a Premium Based Charge for a 7 year period following the date the Purchase Payment is allocated to the Annuity. The Premium Based Charge for each Purchase Payment is determined when it is allocated to the Annuity (except for those Purchase Payments that are allocated to the Annuity prior to the first Quarterly Annuity Anniversary) based on the total of all Purchase Payments received to date. For Purchase Payments allocated to the Annuity before the first Quarterly Annuity Anniversary, the Premium Based Charge for each Purchase Payment is based on the total of all such Purchase Payments received up to and including the Valuation Day before the first Quarterly Annuity Anniversary. Please see the “Fees and Charges” section for details and Appendix E for examples of the operation of the Premium Based Charge. “Quarterly Annuity Anniversary” refers to each successive three-month anniversary of the Issue Date of the Annuity.

6 The different tiers of Premium Based Charges separated by “breakpoints”, are shown in the table above. If a portion of a Purchase Payment results in total Purchase Payments crossing into a new Purchase Payment tier (as set forth in the table above), then the entire Purchase Payment will be subject to the Premium Based Charge applicable to that tier. With respect to those Purchase Payments allocated to the Annuity prior to the first Quarterly Annuity Anniversary, the Premium Based Charge percentage applicable to each of those Purchase Payments is based on the total of all such Purchase Payments (that is, we total all the Purchase Payments received before the first Quarterly Annuity Anniversary to determine the Premium Based Charge that applies to each). Purchase Payments received on or after the first Quarterly Annuity Anniversary that result in breakpoints being reached will result in lower charge percentages for only such Purchase Payments and those that follow. Once a Premium Based Charge percentage is established for any Purchase Payment, such percentage is fixed and will not be reduced even if additional Purchase Payments are made or partial withdrawals are taken. Please see Appendix E for examples of the operation of the Premium Based Charge.

7  The Insurance Charge is the combination of Mortality & Expense Risk Charge and the Administration Charge. For Beneficiaries who elect the Beneficiary Continuation Option, the Mortality and Expense and Administration Charges do not apply. However, a Settlement Service Charge equal to 1.00% is assessed as a percentage of the daily net assets of the Sub-accounts as an annual charge.

YOUR OPTIONAL BENEFIT FEES AND CHARGES

The following table sets forth the charge for each optional benefit under the Annuity. These fees would be in addition to the periodic fees and transaction fees set forth in the tables above. The first column shows the charge for each optional benefit on a maximum and current basis. The next column shows the total expenses you would pay for the Annuity if you purchased the relevant optional benefit. More specifically, this column shows the total charge for the optional benefit plus the Total Annualized Insurance Fees/Charges applicable to the Annuity. Where the charges cannot actually be totaled (because they are assessed against different base values), we show both individual charges.

OPTIONAL BENEFIT	ANNUALIZED OPTIONAL BENEFIT CHARGE [9]	TOTAL ANNUALIZED CHARGE [10]
HIGHEST DAILY LIFETIME INCOME v2.1

Maximum Charge [11] (assessed against greater of Unadjusted Account Value and Protected Withdrawal Value)	2.00%	0.85% + 2.00%
Current Charge (assessed against greater of Unadjusted Account Value and Protected Withdrawal Value)	1.00%	0.85% + 1.00%
SPOUSAL HIGHEST DAILY LIFETIME INCOME v2.1

Maximum Charge [11] (assessed against greater of Unadjusted Account Value and Protected Withdrawal Value)	2.00%	0.85% + 2.00%
Current Charge (assessed against greater of Unadjusted Account Value and Protected Withdrawal Value)	1.10%	0.85% + 1.10%

9 The charge for each of the Highest Daily Lifetime Income v2.1 benefits listed above is assessed against the greater of Unadjusted Account Value and the Protected Withdrawal Value (PWV). Please see the Living Benefits section of this Prospectus for an explanation of PWV.

10 The charge is taken out of the Sub-accounts as described below:

  Highest Daily Lifetime Income v2.1: 1.00% current optional benefit charge is in addition to the current 0.85% Insurance charge of amounts invested in the Sub-accounts.

  Spousal Highest Daily Lifetime Income v2.1: 1.10% current optional benefit charge is in addition to the current 0.85% Insurance charge of amounts invested in the Sub-accounts.

11 We reserve the right to increase the charge to the maximum charge indicated, upon any step-up under the benefit. Also, if you decide to elect or cancel and later re-elect a benefit after your contract has been issued, the charge for the benefit under your contract will equal the current charge for then new contract owners up to the maximum indicated.

The following tables provide the range (minimum and maximum) of the total annual expenses for the underlying Portfolios before any contractual waivers and expense reimbursements. Each figure is stated as a percentage of the underlying Portfolio’s average daily net assets.

	MINIMUM	MAXIMUM
Total Annual Portfolio Operating Expenses	0.59%*	7.71%*

* These expenses do not include the impact of any applicable contractual waivers and expense reimbursements.

The following are the total annual expenses for each underlying Portfolio. The “Total Annual Portfolio Operating Expenses” reflect the combination of the underlying Portfolio’s investment management fee, other expenses, any 12b-1 fees, and certain other expenses. Each figure is stated as a percentage of the underlying Portfolio’s average daily net

4

assets. For certain of the Portfolios, a portion of the management fee has been contractually waived and/or other expenses have been contractually partially reimbursed, which is shown in the table. The following expenses are deducted by the underlying Portfolio before it provides Pruco Life with the daily net asset value. The underlying Portfolio information was provided by the underlying mutual funds and has not been independently verified by us. See the prospectuses or statements of additional information of the underlying Portfolios for further details. The current summary prospectuses, prospectuses and statement of additional information for the underlying Portfolios can be obtained by calling 1-888-PRU-2888 or at www.prudentialannuities.com.

UNDERLYING MUTUAL FUND PORTFOLIO ANNUAL EXPENSES
(as a percentage of the average net assets of the underlying Portfolios)
	For the year ended December 31, 2015
FUNDS							Total
					Broker Fees	Acquired	Annual		Net Annual
			Distribution	Dividend	and Expenses	Portfolio	Portfolio	Fee Waiver	Fund
	Management	Other	(12b-1)	Expense on	on Short	Fees &	Operating	or Expense	Operating
	Fees	Expenses	Fees	Short Sales	Sales	Expenses	Expenses	Reimbursement	Expenses
AST AB Global Bond Portfolio	0.63%	0.02%	0.25%	0.00%	0.00%	0.00%	0.90%	0.00%	0.90%
AST Academic Strategies Asset Allocation Portfolio	0.64%	0.03%	0.10%	0.04%	0.01%	0.65%	1.47%	0.00%	1.47%
AST Advanced Strategies Portfolio*	0.64%	0.03%	0.24%	0.00%	0.00%	0.05%	0.96%	0.01%	0.95%
AST AQR Emerging Markets Equity Portfolio	0.93%	0.18%	0.25%	0.00%	0.00%	0.00%	1.36%	0.00%	1.36%
AST AQR Large-Cap Portfolio	0.56%	0.01%	0.25%	0.00%	0.00%	0.00%	0.82%	0.00%	0.82%
AST Balanced Asset Allocation Portfolio	0.15%	0.01%	0.00%	0.00%	0.00%	0.74%	0.90%	0.00%	0.90%
AST BlackRock Global Strategies Portfolio	0.81%	0.04%	0.25%	0.00%	0.00%	0.04%	1.14%	0.00%	1.14%
AST BlackRock iShares ETF Portfolio*	0.73%	0.05%	0.25%	0.00%	0.00%	0.18%	1.21%	0.19%	1.02%
AST BlackRock Low Duration Bond Portfolio*	0.47%	0.04%	0.25%	0.00%	0.00%	0.00%	0.76%	0.06%	0.70%
AST BlackRock Multi-Asset Income Portfolio*	0.78%	0.53%	0.25%	0.00%	0.00%	0.35%	1.91%	0.78%	1.13%
AST BlackRock/Loomis Sayles Bond Portfolio*	0.46%	0.04%	0.25%	0.00%	0.00%	0.00%	0.75%	0.04%	0.71%
AST Boston Partners Large-Cap Value Portfolio	0.57%	0.03%	0.25%	0.00%	0.00%	0.00%	0.85%	0.00%	0.85%
AST Capital Growth Asset Allocation Portfolio	0.15%	0.01%	0.00%	0.00%	0.00%	0.75%	0.91%	0.00%	0.91%
AST ClearBridge Dividend Growth Portfolio*	0.67%	0.02%	0.25%	0.00%	0.00%	0.00%	0.94%	0.11%	0.83%
AST Cohen & Steers Realty Portfolio	0.82%	0.03%	0.25%	0.00%	0.00%	0.00%	1.10%	0.00%	1.10%

5

UNDERLYING MUTUAL FUND PORTFOLIO ANNUAL EXPENSES
(as a percentage of the average net assets of the underlying Portfolios)
	For the year ended December 31, 2015
FUNDS							Total
					Broker Fees	Acquired	Annual		Net Annual
			Distribution	Dividend	and Expenses	Portfolio	Portfolio	Fee Waiver	Fund
	Management	Other	(12b-1)	Expense on	on Short	Fees &	Operating	or Expense	Operating
	Fees	Expenses	Fees	Short Sales	Sales	Expenses	Expenses	Reimbursement	Expenses
AST Columbia Adaptive Risk Allocation Portfolio*	0.94%	1.79%	0.25%	0.00%	0.00%	0.20%	3.18%	1.76%	1.42%
AST Defensive Asset Allocation Portfolio	0.15%	0.04%	0.00%	0.00%	0.00%	0.74%	0.93%	0.00%	0.93%
AST Emerging Managers Diversified Portfolio*	0.74%	2.29%	0.25%	0.00%	0.00%	0.28%	3.56%	2.21%	1.35%
AST FI Pyramis® Quantitative Portfolio	0.65%	0.03%	0.25%	0.00%	0.00%	0.00%	0.93%	0.00%	0.93%
AST FQ Absolute Return Currency Portfolio*	0.83%	1.85%	0.25%	0.00%	0.00%	0.00%	2.93%	1.71%	1.22%
AST Franklin Templeton K2 Global Absolute Return Portfolio*	0.78%	1.46%	0.25%	0.00%	0.00%	0.10%	2.59%	1.41%	1.18%
AST Global Real Estate Portfolio	0.83%	0.06%	0.25%	0.00%	0.00%	0.00%	1.14%	0.00%	1.14%
AST Goldman Sachs Global Growth Allocation Portfolio*	0.78%	0.89%	0.25%	0.00%	0.00%	0.45%	2.37%	1.13%	1.24%
AST Goldman Sachs Global Income Portfolio	0.63%	0.05%	0.25%	0.00%	0.00%	0.00%	0.93%	0.00%	0.93%
AST Goldman Sachs Large-Cap Value Portfolio*	0.56%	0.02%	0.25%	0.00%	0.00%	0.00%	0.83%	0.01%	0.82%
AST Goldman Sachs Mid-Cap Growth Portfolio*	0.82%	0.03%	0.25%	0.00%	0.00%	0.00%	1.10%	0.10%	1.00%
AST Goldman Sachs Multi-Asset Portfolio	0.76%	0.05%	0.25%	0.00%	0.00%	0.02%	1.08%	0.00%	1.08%
AST Goldman Sachs Small-Cap Value Portfolio*	0.77%	0.02%	0.25%	0.00%	0.00%	0.03%	1.07%	0.01%	1.06%
AST Goldman Sachs Strategic Income Portfolio	0.71%	0.07%	0.25%	0.00%	0.00%	0.00%	1.03%	0.00%	1.03%
AST Herndon Large-Cap Value Portfolio*	0.67%	0.03%	0.25%	0.00%	0.00%	0.00%	0.95%	0.15%	0.80%
AST High Yield Portfolio	0.56%	0.04%	0.25%	0.00%	0.00%	0.00%	0.85%	0.00%	0.85%
AST Hotchkis & Wiley Large-Cap Value Portfolio (formerly AST Large-Cap Value Portfolio)	0.57%	0.02%	0.25%	0.00%	0.00%	0.00%	0.84%	0.00%	0.84%
AST International Growth Portfolio	0.81%	0.04%	0.25%	0.00%	0.00%	0.00%	1.10%	0.00%	1.10%

6

UNDERLYING MUTUAL FUND PORTFOLIO ANNUAL EXPENSES
(as a percentage of the average net assets of the underlying Portfolios)
	For the year ended December 31, 2015
FUNDS							Total
					Broker Fees	Acquired	Annual		Net Annual
			Distribution	Dividend	and Expenses	Portfolio	Portfolio	Fee Waiver	Fund
	Management	Other	(12b-1)	Expense on	on Short	Fees &	Operating	or Expense	Operating
	Fees	Expenses	Fees	Short Sales	Sales	Expenses	Expenses	Reimbursement	Expenses
AST International Value Portfolio	0.81%	0.04%	0.25%	0.00%	0.00%	0.00%	1.10%	0.00%	1.10%
AST Investment Grade Bond Portfolio*	0.48%	0.01%	0.25%	0.00%	0.00%	0.00%	0.74%	0.03%	0.71%
AST Ivy Asset Strategy Portfolio*	0.89%	0.48%	0.25%	0.00%	0.00%	0.00%	1.62%	0.41%	1.21%
AST J.P. Morgan Global Thematic Portfolio	0.76%	0.04%	0.25%	0.00%	0.00%	0.00%	1.05%	0.00%	1.05%
AST J.P. Morgan International Equity Portfolio	0.71%	0.05%	0.25%	0.00%	0.00%	0.00%	1.01%	0.00%	1.01%
AST J.P. Morgan Strategic Opportunities Portfolio*	0.81%	0.05%	0.25%	0.10%	0.00%	0.00%	1.21%	0.01%	1.20%
AST Jennison Global Infrastructure Portfolio*	0.83%	1.89%	0.25%	0.00%	0.00%	0.00%	2.97%	1.71%	1.26%
AST Jennison Large-Cap Growth Portfolio	0.72%	0.02%	0.25%	0.00%	0.00%	0.00%	0.99%	0.00%	0.99%
AST Legg Mason Diversified Growth Portfolio*	0.73%	1.03%	0.25%	0.00%	0.00%	0.10%	2.11%	1.04%	1.07%
AST Loomis Sayles Large-Cap Growth Portfolio*	0.71%	0.02%	0.25%	0.00%	0.00%	0.00%	0.98%	0.06%	0.92%
AST Lord Abbett Core Fixed Income Portfolio	0.61%	0.02%	0.25%	0.00%	0.00%	0.00%	0.88%	0.00%	0.88%
AST Managed Alternatives Portfolio*	0.15%	6.23%	0.00%	0.07%	0.00%	1.26%	7.71%	6.17%	1.54%
AST Managed Equity Portfolio*	0.15%	1.29%	0.00%	0.00%	0.00%	1.02%	2.46%	1.20%	1.26%
AST Managed Fixed Income Portfolio*	0.15%	0.67%	0.00%	0.00%	0.00%	0.75%	1.57%	0.32%	1.25%
AST MFS Global Equity Portfolio	0.82%	0.04%	0.25%	0.00%	0.00%	0.00%	1.11%	0.00%	1.11%
AST MFS Growth Portfolio	0.71%	0.03%	0.25%	0.00%	0.00%	0.00%	0.99%	0.00%	0.99%
AST MFS Large-Cap Value Portfolio	0.68%	0.03%	0.25%	0.00%	0.00%	0.00%	0.96%	0.00%	0.96%
AST Money Market Portfolio*	0.32%	0.02%	0.25%	0.00%	0.00%	0.00%	0.59%	0.02%	0.57%
AST Morgan Stanley Multi-Asset Portfolio*	1.04%	1.85%	0.25%	0.00%	0.00%	0.00%	3.14%	1.72%	1.42%

7

UNDERLYING MUTUAL FUND PORTFOLIO ANNUAL EXPENSES
(as a percentage of the average net assets of the underlying Portfolios)
	For the year ended December 31, 2015
FUNDS							Total
					Broker Fees	Acquired	Annual		Net Annual
			Distribution	Dividend	and Expenses	Portfolio	Portfolio	Fee Waiver	Fund
	Management	Other	(12b-1)	Expense on	on Short	Fees &	Operating	or Expense	Operating
	Fees	Expenses	Fees	Short Sales	Sales	Expenses	Expenses	Reimbursement	Expenses
AST Neuberger Berman Long/Short Portfolio*	1.04%	1.02%	0.25%	0.23%	0.00%	0.00%	2.54%	0.89%	1.65%
AST Neuberger Berman/LSV Mid-Cap Value Portfolio	0.72%	0.03%	0.25%	0.00%	0.00%	0.00%	1.00%	0.00%	1.00%
AST New Discovery Asset Allocation Portfolio*	0.67%	0.08%	0.25%	0.00%	0.00%	0.00%	1.00%	0.01%	0.99%
AST Parametric Emerging Markets Equity Portfolio	0.93%	0.26%	0.25%	0.00%	0.00%	0.00%	1.44%	0.00%	1.44%
AST Preservation Asset Allocation Portfolio	0.15%	0.01%	0.00%	0.00%	0.00%	0.71%	0.87%	0.00%	0.87%
AST Prudential Core Bond Portfolio	0.51%	0.02%	0.25%	0.00%	0.00%	0.00%	0.78%	0.00%	0.78%
AST Prudential Flexible Multi-Strategy Portfolio*	0.98%	0.56%	0.25%	0.00%	0.00%	0.71%	2.50%	1.00%	1.50%
AST Prudential Growth Allocation Portfolio	0.64%	0.02%	0.25%	0.00%	0.00%	0.00%	0.91%	0.00%	0.91%
AST QMA Emerging Markets Equity Portfolio	0.93%	0.28%	0.25%	0.00%	0.00%	0.02%	1.48%	0.00%	1.48%
AST QMA International Core Equity Portfolio*	0.72%	0.07%	0.25%	0.00%	0.00%	0.01%	1.05%	0.04%	1.01%
AST QMA Large-Cap Portfolio	0.56%	0.01%	0.25%	0.00%	0.00%	0.00%	0.82%	0.00%	0.82%
AST QMA US Equity Alpha Portfolio	0.83%	0.04%	0.25%	0.00%	0.42%	0.00%	1.54%	0.00%	1.54%
AST RCM World Trends Portfolio	0.75%	0.03%	0.25%	0.00%	0.00%	0.00%	1.03%	0.00%	1.03%
AST Schroders Global Tactical Portfolio	0.75%	0.03%	0.25%	0.00%	0.00%	0.07%	1.10%	0.00%	1.10%
AST Small-Cap Growth Opportunities Portfolio	0.77%	0.03%	0.25%	0.00%	0.00%	0.00%	1.05%	0.00%	1.05%
AST Small-Cap Growth Portfolio	0.72%	0.03%	0.25%	0.00%	0.00%	0.00%	1.00%	0.00%	1.00%
AST Small-Cap Value Portfolio	0.72%	0.03%	0.25%	0.00%	0.00%	0.01%	1.01%	0.00%	1.01%
AST T. Rowe Price Asset Allocation Portfolio	0.63%	0.02%	0.25%	0.00%	0.00%	0.00%	0.90%	0.00%	0.90%

8

UNDERLYING MUTUAL FUND PORTFOLIO ANNUAL EXPENSES
(as a percentage of the average net assets of the underlying Portfolios)
	For the year ended December 31, 2015
FUNDS							Total
					Broker Fees	Acquired	Annual		Net Annual
			Distribution	Dividend	and Expenses	Portfolio	Portfolio	Fee Waiver	Fund
	Management	Other	(12b-1)	Expense on	on Short	Fees &	Operating	or Expense	Operating
	Fees	Expenses	Fees	Short Sales	Sales	Expenses	Expenses	Reimbursement	Expenses
AST T. Rowe Price Diversified Real Growth Portfolio*	0.73%	2.27%	0.25%	0.00%	0.00%	0.07%	3.32%	2.27%	1.05%
AST T. Rowe Price Growth Opportunities Portfolio	0.73%	0.15%	0.25%	0.00%	0.00%	0.00%	1.13%	0.00%	1.13%
AST T. Rowe Price Large-Cap Growth Portfolio*	0.68%	0.02%	0.25%	0.00%	0.00%	0.00%	0.95%	0.01%	0.94%
AST T. Rowe Price Natural Resources Portfolio	0.73%	0.06%	0.25%	0.00%	0.00%	0.00%	1.04%	0.00%	1.04%
AST Templeton Global Bond Portfolio	0.63%	0.09%	0.25%	0.00%	0.00%	0.00%	0.97%	0.00%	0.97%
AST WEDGE Capital Mid-Cap Value Portfolio (formerly AST Mid-Cap Value Portfolio)*	0.78%	0.04%	0.25%	0.00%	0.00%	0.00%	1.07%	0.01%	1.06%
AST Wellington Management Global Bond Portfolio	0.63%	0.05%	0.25%	0.00%	0.00%	0.00%	0.93%	0.00%	0.93%
AST Wellington Management Hedged Equity Portfolio	0.81%	0.03%	0.25%	0.00%	0.00%	0.00%	1.09%	0.00%	1.09%
AST Wellington Management Real Total Return Portfolio*	1.04%	1.23%	0.25%	0.00%	0.00%	0.03%	2.55%	1.10%	1.45%
AST Western Asset Core Plus Bond Portfolio	0.51%	0.02%	0.25%	0.00%	0.00%	0.00%	0.78%	0.00%	0.78%
AST Western Asset Emerging Markets Debt Portfolio*	0.68%	0.10%	0.25%	0.00%	0.00%	0.00%	1.03%	0.05%	0.98%
BlackRock Global Allocation V.I. Fund - Class III*	0.62%	0.25%	0.25%	0.00%	0.00%	0.00%	1.12%	0.13%	0.99%
JPMorgan Insurance Trust Income Builder Portfolio - Class 2*	0.45%	1.01%	0.25%	0.00%	0.00%	0.08%	1.79%	0.87%	0.92%

*See notes immediately below for important information about this fund.

AST Advanced Strategies Portfolio The Manager has contractually agreed to waive 0.014% of its investment management fees through June 30, 2017. This waiver may not be terminated or modified prior to June 30, 2017 without the prior approval of the Trust’s Board of Trustees.

AST BlackRock iShares ETF Portfolio The Manager has contractually agreed to waive a portion of its investment management fee equal to the acquired fund fees and expenses due to investments in iShares ETFs. In addition, the Manager has contractually agreed to waive a portion of its investment management fee and/or reimburse certain expenses for the Portfolio so that the Portfolio’s investment management fees (after the waiver described in the first sentence) and other expenses (including distribution fees, acquired fund fees and expenses due to investments in iShares ETFs, and other expenses excluding taxes, interest and brokerage commissions) do not exceed 1.02% of the Portfolio’s average daily net assets through June 30, 2017. These waivers may not be terminated or modified prior to June 30, 2017 without the prior approval of the Trust’s Board of Trustees.

9

AST BlackRock Low Duration Bond Portfolio The Manager has contractually agreed to waive 0.057% of its investment management fee through June 30, 2017. This waiver may not be terminated or modified prior to June 30, 2017 without the prior approval of the Trust’s Board of Trustees.

AST BlackRock Multi-Asset Income Portfolio The Manager has contractually agreed to waive a portion of its investment management fee and/or reimburse certain expenses of the Portfolio so that the Portfolio’s investment management fees (after management fee waiver) and other expenses (including net distribution fees, acquired fund fees and expenses due to investments in underlying portfolios of the Trust and underlying portfolios managed or subadvised by the subadviser, and excluding taxes, interest, brokerage commissions, and any other acquired fund fees and expenses not mentioned above) do not exceed 1.13% of the average daily net assets of the Portfolio through June 30, 2017. This arrangement may not be terminated or modified prior to June 30, 2017 without the prior approval of the Trust’s Board of Trustees.

AST BlackRock/Loomis Sayles Bond Portfolio The Manager has contractually agreed to waive 0.035% of its investment management fees through June 30, 2017. This waiver may not be terminated or modified prior to June 30, 2017 without the prior approval of the Trust’s Board of Trustees.

AST ClearBridge Dividend Growth Portfolio The Manager has contractually agreed to waive 0.11% of its investment management fees through June 30, 2017. This waiver may not be terminated or modified prior to June 30, 2017 without the prior approval of the Trust’s Board of Trustees.

AST Columbia Adaptive Risk Allocation Portfolio The Manager has contractually agreed to waive a portion of its investment management fee and/or reimburse certain expenses so that the investment management fee plus other expenses (exclusive in all cases of taxes, interest, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses) for the Portfolio does not exceed 1.28% of the average daily net assets of the Portfolio through June 30, 2017. This expense limitation may not be terminated or modified prior to June 30, 2017 without the prior approval of the Trust’s Board of Trustees.

AST Emerging Managers Diversified Portfolio The Manager has contractually agreed to waive a portion of its investment management fee and/or reimburse certain expenses so that the investment management fee plus other expenses (exclusive in all cases of taxes, interest, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses) for the Portfolio does not exceed 1.07% of the average daily net assets of the Portfolio through June 30, 2017. This expense limitation may not be terminated or modified prior to June 30, 2017 without the prior approval of the Trust’s Board of Trustees.

AST FQ Absolute Return Currency Portfolio The Manager has contractually agreed to waive a portion of its investment management fee and/or reimburse certain expenses of the Portfolio so that the Portfolio’s investment management fees (after any fee waiver) and other expenses (including distribution fees, and excluding taxes, interest and brokerage commissions) do not exceed 1.22% of the average daily net assets of the Portfolio through June 30, 2017. This arrangement may not be terminated or modified prior to June 30, 2017 without the prior approval of the Trust’s Board of Trustees.

AST Franklin Templeton K2 Global Absolute Return Portfolio The Manager has contractually agreed to waive a portion of its investment management fee and/or reimburse certain expenses of the Portfolio so that the Portfolio’s investment management fees (after management fee waiver) and other expenses (including net distribution fees, acquired fund fees and expenses due to investments in underlying portfolios of the Trust and underlying portfolios managed or subadvised by the subadviser, and excluding taxes, interest, brokerage commissions, and any other acquired fund fees and expenses not mentioned above) do not exceed 1.17% of the average daily net assets of the Portfolio through June 30, 2017. This arrangement may not be terminated or modified prior to June 30, 2017 without the prior approval of the Trust’s Board of Trustees.

AST Goldman Sachs Global Growth Allocation Portfolio The Manager has contractually agreed to waive a portion of its investment management fee and/or reimburse certain expenses of the Portfolio so that the Portfolio’s investment management fees (after management fee waiver) and other expenses (including net distribution fees, acquired fund fees and expenses due to investments in underlying portfolios of the Trust and underlying portfolios managed or subadvised by the subadviser, and excluding taxes, interest, brokerage commissions, and any other acquired fund fees and expenses not mentioned above) do not exceed 1.19% of the average daily net assets of the Portfolio through June 30, 2017. This arrangement may not be terminated or modified prior to June 30, 2017 without the prior approval of the Trust’s Board of Trustees.

AST Goldman Sachs Large-Cap Value Portfolio The Manager has contractually agreed to waive 0.013% of its investment management fees through June 30, 2017. This waiver may not be terminated or modified prior to June 30, 2017 without the prior approval of the Trust’s Board of Trustees.

AST Goldman Sachs Mid-Cap Growth Portfolio The Manager has contractually agreed to waive 0.10% of its investment management fees through June 30, 2017. This waiver may not be terminated or modified prior to June 30, 2017 without the prior approval of the Trust’s Board of Trustees.

AST Goldman Sachs Small-Cap Value Portfolio The Manager has contractually agreed to waive 0.013% of its investment management fee through June 30, 2017. This waiver may not be terminated or modified prior to June 30, 2017 without the prior approval of the Trust’s Board of Trustees.

AST Herndon Large-Cap Value Portfolio The Manager has contractually agreed to waive 0.15% of its investment management fees through June 30, 2017. This waiver may not be terminated or modified prior to June 30, 2017 without the prior approval of the Trust’s Board of Trustees.

AST Investment Grade Bond Portfolio The distributor has contractually agreed to waive a portion of its distribution and service (12b-1) fee. The waiver provides for a reduction in the distribution and service fee based on the average daily net assets of the Portfolio. This contractual waiver does not have an expiration or termination date, and may not be modified or discontinued.

AST Ivy Asset Strategy Portfolio The Manager has contractually agreed to waive a portion of its investment management fee and/or reimburse certain expenses so that the investment management fee plus other expenses (exclusive in all cases of taxes, interest, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses) for the Portfolio does not exceed 1.21% of the average daily net assets of the Portfolio through June 30, 2017. This expense limitation may not be terminated or modified prior to June 30, 2017 without the prior approval of the Trust’s Board of Trustees.

AST J.P. Morgan Strategic Opportunities Portfolio The Manager has contractually agreed to waive 0.011% of its investment management fee through June 30, 2017. This waiver may not be terminated prior to June 30, 2017 without the prior approval of the Trust’s Board of Trustees.

10

AST Jennison Global Infrastructure Portfolio The Manager has contractually agreed to waive a portion of its investment management fee and/or reimburse certain expenses of the portfolio so that the Portfolio’s investment management fees (after any fee waiver) and other expenses (including distribution fees, and excluding taxes, interest and brokerage commissions) do not exceed 1.26% of the average daily net assets of the Portfolio through June 30, 2017. This arrangement may not be terminated or modified prior to June 30, 2017 without the prior approval of the Trust’s Board of Trustees.

AST Legg Mason Diversified Growth Portfolio The Manager has contractually agreed to waive a portion of its investment management fee and/or reimburse certain expenses of the portfolio so that the portfolio’s investment management fees (after management fee waiver) and other expenses (including net distribution fees, acquired fund fees and expenses due to investments in underlying portfolios of the Trust and underlying portfolios managed or subadvised by the subadviser, and excluding taxes, interest, brokerage commissions, and any other acquired fund fees and expenses not mentioned above) do not exceed 1.07% of the average daily net assets of the Portfolio through June 30, 2017. This arrangement may not be terminated or modified prior to June 30, 2017 without the prior approval of the Trust’s Board of Trustees.

AST Loomis Sayles Large-Cap Growth Portfolio The Manager has contractually agreed to waive 0.06% of its investment management fees through June 30, 2017. This waiver may not be terminated or modified prior to June 30, 2017 without the prior approval of the Trust’s Board of Trustees.

AST Managed Alternatives Portfolio The Manager has contractually agreed to waive a portion of its investment management fees and/or reimburse certain expenses for the Portfolio so that the Portfolio’s investment management fee plus other expenses (exclusive in all cases of taxes, interest, brokerage commissions and extraordinary expenses) plus acquired fund fees and expenses (excluding dividends on securities sold short and brokers fees and expenses on short sales) does not exceed 1.47% of the average daily net assets of the Portfolio through June 30, 2017. This expense limitation may not be terminated or modified prior to June 30, 2017 without the prior approval of the Trust’s Board of Trustees.

AST Managed Equity Portfolio The Manager has contractually agreed to waive a portion of its investment management fee and/or reimburse certain expenses of the portfolio so that the Portfolio’s investment management fees (after any fee waiver) and other expenses (including acquired fund fees and expenses due to investments in underlying portfolios of the Trust, and excluding taxes, interest and brokerage commissions) do not exceed 1.25% of the average daily net assets of the Portfolio through June 30, 2017. This arrangement may not be terminated or modified prior to June 30, 2017 without the prior approval of the Trust’s Board of Trustees.

AST Managed Fixed Income Portfolio The Manager has contractually agreed to waive a portion of its investment management fee and/or reimburse certain expenses of the portfolio so that the Portfolio’s investment management fees (after any fee waiver) and other expenses (including acquired fund fees and expenses due to investments in underlying portfolios of the Trust, and excluding taxes, interest and brokerage commissions) do not exceed 1.25% of the average daily net assets of the Portfolio through June 30, 2017. This arrangement may not be terminated or modified prior to June 30, 2017 without the prior approval of the Trust’s Board of Trustees.

AST Money Market Portfolio The Manager has contractually agreed to waive a portion of the management fee for the Portfolio by implementing the following management fee schedule: 0.30% to $3.25 billion; 0.2925% on the next $2.75 billion; 0.2625% on the next $4 billion; and 0.2425% over $10 billion of average daily net assets. This waiver may not be terminated or modified prior to June 30, 2017 without the prior approval of the Trust's Board of Trustees.

AST Morgan Stanley Multi-Asset Portfolio The Manager has contractually agreed to waive a portion of its investment management fee and/or reimburse certain expenses so that the investment management fee plus other expenses (exclusive in all cases of taxes, interest, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses) for the Portfolio does not exceed 1.42% of the average daily net assets of the Portfolio through June 30, 2017. This expense limitation may not be terminated or modified prior to June 30, 2017 without the prior approval of the Trust’s Board of Trustees.

AST Neuberger Berman Long/Short Portfolio The Manager has contractually agreed to waive a portion of its investment management fee and/or reimburse certain expenses so that the investment management fee plus other expenses (exclusive in all cases of taxes, interest, short sale interest and dividend expenses, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses) for the Portfolio does not exceed 1.42% of the average daily net assets of the Portfolio through June 30, 2017. This expense limitation may not be terminated prior to June 30, 2017 without the prior approval of the Trust’s Board of Trustees.

AST New Discovery Asset Allocation Portfolio The Manager has contractually agreed to waive a portion of its investment management fees and/or reimburse certain expenses for the Portfolio so that the Portfolio's investment management fees plus other expenses (exclusive in all cases of taxes, short sale interest and dividend expenses, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses) do not exceed 1.08% of the Portfolio's average daily net assets through June 30, 2017. The Manager has also contractually agreed to waive 0.013% of its investment management fees through June 30, 2017. These waivers may not be terminated without the prior approval of the Trust’s Board of Trustees.

AST Prudential Flexible Multi-Strategy Portfolio The Manager has contractually agreed to waive a portion of its investment management fee and/or reimburse certain expenses of the portfolio so that the Portfolio’s investment management fees (after management fee waiver) and other expenses (including net distribution fees, acquired fund fees and expenses due to investments in underlying portfolios of the Trust, and excluding taxes, interest and brokerage commissions) do not exceed 1.48% of the average daily net assets of the Portfolio through June 30, 2017. This arrangement may not be terminated or modified prior to June 30, 2017 without the prior approval of the Trust’s Board of Trustees.

AST QMA International Core Equity Portfolio The Manager has contractually agreed to waive a portion of its investment management fee and/or reimburse certain expenses of the Portfolio so that the Portfolio’s investment management fees (after any waiver) and other expenses (including distribution fees, and excluding taxes, interest, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses) do not exceed 0.995% of the average daily net assets of the Portfolio through June 30, 2017. This arrangement may not be terminated or modified prior to June 30, 2017 without the prior approval of the Trust’s Board of Trustees.

AST T. Rowe Price Diversified Real Growth Portfolio The Manager has contractually agreed to waive 0.002% of its investment management fee through June 30, 2017. In addition, the Manager has contractually agreed to waive a portion of its investment management fee and/or reimburse certain expenses of the Portfolio so that the Portfolio’s investment management fees (after management fee waiver) and other expenses (including net distribution fees, acquired fund fees and expenses due to investments in underlying portfolios of the Trust and underlying portfolios managed or subadvised by the subadviser, and excluding taxes, interest, brokerage commissions, and any other acquired fund fees and expenses not mentioned above) do not exceed 1.05% of the average daily net assets of the Portfolio through June 30, 2017. These waivers may not be terminated or modified prior to June 30, 2017 without the prior approval of the Trust’s Board of Trustees.

11

AST T. Rowe Price Large-Cap Growth Portfolio The Manager has contractually agreed to waive 0.01% of its investment management fee through June 30, 2017. This waiver may not be terminated or modified prior to June 30, 2017 without the prior approval of the Trust’s Board of Trustees.

AST WEDGE Capital Mid-Cap Value Portfolio The Manager has contractually agreed to waive 0.01% of its investment management fee through June 30, 2017. This waiver may not be terminated or modified prior to June 30, 2017 without the prior approval of the Trust’s Board of Trustees.

AST Wellington Management Real Total Return Portfolio The Manager has contractually agreed to waive a portion of its investment management fee and/or reimburse certain expenses so that the investment management fee plus other expenses (exclusive in all cases of taxes, interest, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses) for the Portfolio does not exceed 1.42% of the average daily net assets of the Portfolio through June 30, 2017. This expense limitation may not be terminated or modified prior to June 30, 2017 without the prior approval of the Trust’s Board of Trustees.

AST Western Asset Emerging Markets Debt Portfolio The Manager has contractually agreed to waive 0.05% of its investment management fee through June 30, 2017. This waiver may not be terminated or modified prior to June 30, 2017 without the prior approval of the Trust’s Board of Trustees.

BlackRock Global Allocation V.I. Fund - Class III The Total Annual Fund Operating Expenses do not correlate to the ratio of expenses to average net assets given in the Fund's most recent annual report which does not include the Acquired Fund Fees and Expenses. As described in the “Management of the Funds” section of the Fund’s prospectus, BlackRock has contractually agreed to waive and/or reimburse fees or expenses in order to limit Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements (excluding Dividend Expense, Interest Expense, Acquired Fund Fees and Expenses and certain other Fund expenses) to 1.50% of average daily net assets through April 30, 2017. BlackRock has also contractually agreed to reimburse fees in order to limit certain operational and recordkeeping fees to 0.07% of average daily net assets through April 30, 2017 for the Global Allocation V.I. Fund Class III. Each of these contractual agreements may be terminated upon 90 days’ notice by a majority of the non-interested directors of the Fund or by a vote of a majority of the outstanding voting securities of the Fund.

JPMorgan Insurance Trust Income Builder Portfolio – Class 2 The Portfolio’s adviser and/or its affiliates have contractually agreed to waive fees and/or reimburse expenses to the extent Total Annual Fund Operating Expenses of Class 2 Shares (excluding Acquired Fund Fees and Expenses other than certain money market fund fees as described below, dividend and interest expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation, and extraordinary expenses) exceed 0.85% of the average daily net assets. The Portfolio may invest in one or more money market funds advised by the Adviser or its affiliates (affiliated money market funds). The Fund’s adviser and/or administrator have contractually agreed to waive fees and/or reimburse expenses in an amount sufficient to offset the respective net fees each collects from the affiliated money market funds on the Portfolio’s investment in such money market funds. These waivers are in effect through 4/30/2017, at which time the adviser and/or its affiliates will determine whether to renew or revise them.

12

EXPENSE EXAMPLES

These examples are intended to help you compare the cost of investing in one Pruco Life Annuity with the cost of investing in other Pruco Life Annuities and/or other variable annuities. Below are examples for the Annuity showing what you would pay cumulatively in expenses at the end of the stated time periods had you invested $10,000 in the Annuity and assuming your investment has a 5% return each year. The examples reflect the fees and charges listed below for the Annuity as described in “Summary of Contract Fees and Charges.”

▪ Insurance Charge

▪ Premium Based Charge

▪ Contingent Deferred Sales Charge (when and if applicable)

▪ Annual Maintenance Fee

▪ Optional benefit fees

The examples also assume the following for the period shown:

▪ You allocate all of your Account Value to the Sub-account with the maximum gross total operating expenses and the expenses remain the same each year*

▪ For each charge, we deduct the maximum charge rather than the current charge

▪ You make no withdrawals of Account Value

▪ You make no transfers, or other transactions for which we charge a fee

▪ No tax charge applies

▪ You elect the Spousal Highest Daily Lifetime Income v2.1, which has the maximum optional benefit charge. There is no other combination of optional benefits that would result in higher maximum charges than those shown in the examples.

Amounts shown in the examples are rounded to the nearest dollar.

* Note: Not all Portfolios offered as Sub-accounts may be available depending on optional benefit election.

THE EXAMPLES ARE ILLUSTRATIVE ONLY – THEY SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES OF THE UNDERLYING PORTFOLIOS. ACTUAL EXPENSES WILL BE MORE OR LESS THAN THOSE SHOWN DEPENDING UPON WHICH OPTIONAL BENEFIT YOU ELECT OTHER THAN INDICATED IN THE EXAMPLES OR IF YOU ALLOCATE ACCOUNT VALUE TO ANY OTHER AVAILABLE SUB-ACCOUNTS.

Expense Examples are provided as follows:

If you surrender your Annuity at the end of the applicable time period:

1 Year	3 Years	5 Years	10 Years
$1,550	$3,463	$5,269	$9,007

If you do not surrender your Annuity, or if you annuitize your Annuity:

1 Year	3 Years	5 Years	10 Years
$1,050	$3,063	$4,969	$9,007

Please see Appendix A for a table of Accumulation Unit Values.

13

SUMMARY

This Summary describes key features of the Annuity offered in this prospectus. It is intended to give you an overview, and to point you to sections of the prospectus that provide greater detail. You should not rely on the Summary alone for all the information you need to know before purchasing an Annuity. You should read the entire prospectus for a complete description of the Annuity. Your Financial Professional can also help you if you have questions.

The Annuity: The variable annuity contract issued by Pruco Life is a contract between you, the Owner, and Pruco Life, an insurance company. It is designed for retirement purposes, or other long-term investing, to help you save money for retirement, on a tax deferred basis, and provide income during your retirement. Although this prospectus describes key features of the variable annuity contract, the prospectus is a distinct document, and is not part of the contract.

The Annuity offers various investment Portfolios. With the help of your Financial Professional, you choose how to invest your money within your Annuity (subject to certain restrictions; see “Investment Options”). Investing in a variable annuity involves risk and you can lose your money. On the other hand, investing in a variable annuity can provide you with the opportunity to grow your money through participation in underlying Portfolios.

GENERALLY SPEAKING, VARIABLE ANNUITIES ARE INVESTMENTS DESIGNED TO BE HELD FOR THE LONG TERM. WORKING WITH YOUR FINANCIAL PROFESSIONAL, YOU SHOULD CAREFULLY CONSIDER WHETHER A VARIABLE ANNUITY IS APPROPRIATE FOR YOU GIVEN YOUR LIFE EXPECTANCY, NEED FOR INCOME, AND OTHER PERTINENT FACTORS.

Purchase: Your eligibility to purchase the Annuity is based on your age and the amount of your initial Purchase Payment. The “Maximum Age for Initial Purchase” applies to the oldest Owner and Annuitant as of the day we would issue the Annuity. If the Annuity is to be owned by an entity, the maximum age applies to the Annuitant as of the day we would issue the Annuity. For this Annuity the maximum age is 80. The minimum initial Purchase Payment is $10,000. See your Financial Professional to complete an application.

After you purchase your Annuity, you will have a limited period of time during which you may cancel (or “Free Look”) the purchase of your Annuity. Your request for a Free Look must be received in Good Order within the applicable time period. “Good Order” is the standard that we apply when we determine whether an instruction is satisfactory. An instruction will be considered in Good Order if it is received at our Service Office: (a) in a manner that is satisfactory to us such that it is sufficiently complete and clear that we do not need to exercise any discretion to follow such instruction and complies with all relevant laws and regulations; (b) on specific forms, or by other means we then permit (such as via telephone or electronic submission); and/or (c) with any signatures and dates as we may require. We will notify you if an instruction is not in Good Order. The “Service Office” is the place to which all requests and payments regarding the Annuity are to be sent. We may change the address of the Service Office at any time, and will notify you in advance of any such change of address. Please see the section of this prospectus entitled “How To Contact Us” for the Service Office address.

Please see “Requirements for Purchasing the Annuity” for additional information.

Investment Options: You may choose from a variety of variable Investment Options ranging from conservative to aggressive. Our optional living benefits limit your ability to invest in the variable Investment Options otherwise available to you under the Annuity. Each of the underlying Portfolios is described in its own prospectus, which you should read before selecting your investment options. You can obtain the summary prospectuses and prospectuses for the Portfolios by calling 1-888-PRU-2888 or at www.prudentialannuities.com. There is no assurance that any variable Investment Option will meet its investment objective.

You may also allocate Purchase Payments to the DCA MVA Option, an Investment Option that offers a fixed rate of interest for a specified period. The DCA MVA Option is used only with our 6 or 12 Month Dollar Cost Averaging Program, under which the Purchase Payments that you have allocated to that DCA MVA Option are transferred to the designated Sub-accounts over a 6 month or 12 month period. Withdrawals or transfers from the DCA MVA Option generally will be subject to a Market Value Adjustment if made other than pursuant to the 6 or 12 Month DCA Program.

Please see “Investment Options,” and “Managing Your Account Value” for information.

Access To Your Money: You can receive income by taking partial withdrawals or electing annuity payments. Please note that withdrawals may be subject to tax, and may be subject to a Contingent Deferred Sales Charge (discussed below). You may withdraw up to 10% of your Purchase Payments each Annuity Year without being subject to a Contingent Deferred Sales Charge.

You may elect to receive income through annuity payments, also called “Annuitization”. If you elect to receive annuity payments, you convert your Unadjusted Account Value into a stream of future payments. This means you no longer have an Account Value and therefore cannot make withdrawals. We offer different types of annuity options to meet your needs. The “Unadjusted Account Value” refers to the Account Value prior to the application of any market value adjustment (i.e., “MVA”).

14

Please see “Access to Account Value” and “Annuity Options” for more information.

Optional Living Benefits

Guaranteed Lifetime Withdrawal Benefits. We offer optional living benefits, for an additional charge, that guarantee your ability to take withdrawals for life as a percentage of “Protected Withdrawal Value”, even if your Account Value falls to zero (unless it does so due to a withdrawal of Excess Income). The Protected Withdrawal Value is not the same as your Account Value, and it is not available for a lump sum withdrawal. The Account Value has no guarantees, may fluctuate, and can lose value. Withdrawals in excess of the Annual Income Amount, called “Excess Income,” will impact the value of the benefit including a permanent reduction in future guaranteed amounts. In marketing and other materials, we may refer to Excess Income as “Excess Withdrawals”.

We currently offer the following optional benefits:

▪ Highest Daily Lifetime Income v2.1

▪ Spousal Highest Daily Lifetime Income v2.1

As a condition of electing an optional living benefit, we limit the Investment Options to which you may allocate your Account Value. Also, these benefits utilize a predetermined mathematical formula to help us manage your guarantee through all market cycles. Under the predetermined mathematical formula, your Account Value may be transferred between certain “permitted Sub-accounts” on the one hand and the AST Investment Grade Bond Sub-account on the other hand. Please see the applicable optional benefits section as well as Appendix B to this prospectus for more information on the formula.

In the “Living Benefits” section, we describe guaranteed minimum withdrawal benefits that allow you to withdraw a specified amount each year for life (or joint lives, for the spousal version of the benefit). Please be aware that if you withdraw more than that amount in a given Annuity Year (i.e., “Excess Income”), that withdrawal may permanently reduce the guaranteed amount you can withdraw in future years. Please also note that if your Account Value is reduced to zero as a result of a withdrawal of Excess Income, both the optional benefit and the Annuity will terminate. Thus, you should think carefully before taking a withdrawal of Excess Income. If you wish to withdraw Excess Income but are uncertain how it will impact your future guaranteed withdrawal amounts, you may contact us prior to requesting the withdrawal to obtain a personalized, transaction-specific calculation showing the effect of taking the withdrawal.

Death Benefits: You may name a Beneficiary to receive the proceeds of your Annuity upon your death. Your death benefit must be distributed within the time period required by the tax laws. The Annuity offers a death benefit generally equal to the greater of Unadjusted Account Value and Purchase Payments (adjusted for partial withdrawals). The calculation of the death benefit may be different if you elect Highest Daily Lifetime Income v2.1 or Spousal Highest Daily Lifetime Income v2.1.

Please see “Death Benefit” for more information.

Fees and Charges: Each Annuity, and the optional living benefits, are subject to certain fees and charges, as discussed in the “Summary of Contract Fees and Charges” table earlier in this prospectus. In addition, there are fees and expenses of the underlying Portfolios.

What does it mean that my Annuity is “tax deferred”? Variable annuities are “tax deferred”, meaning you pay no taxes on any earnings from your Annuity until you withdraw the money. You may also transfer among your Investment Options without paying a tax at the time of the transfer. When you take your money out of the Annuity, however, you will be taxed on the earnings at ordinary income tax rates. If you withdraw money before you reach age 59 1/2, you also may be subject to a 10% federal tax penalty.

You may also purchase the Annuity as a tax-qualified retirement investment, such as an IRA, SEP-IRA, Roth IRA, 401(a) plan, or non-ERISA 403(b) plan. Although there is no additional tax advantage to a variable annuity purchased through one of these plans, the Annuity has features and benefits other than tax deferral that may make it an important investment for a qualified plan. You should consult your tax adviser regarding these features and benefits prior to purchasing a contract for use with a tax-qualified plan.

Market Timing: We have market timing policies and procedures that attempt to detect transfer activity that may adversely affect other Owners or Portfolio shareholders in situations where there is potential for pricing inefficiencies or that involve certain other types of disruptive trading activity (i.e., market timing). Our market timing policies and procedures are discussed in more detail later in this prospectus entitled “Restrictions on Transfers Between Investment Options.”

Other Information: Please see “Other Information” for more information about the Annuity, including legal information about Pruco Life, the Separate Account, and underlying Portfolios. The “Separate Account” is referred to as the “Variable Separate Account” in your Annuity.

15

INVESTMENT OPTIONS

The Investment Options under each Annuity consist of the Sub-accounts and the DCA MVA Options. In this section, we describe the Portfolios in which the Sub-accounts invest. We then discuss the investment restrictions that apply if you elect certain optional living benefits. Finally, we discuss the DCA MVA Options.

Each Sub-account invests in an underlying Portfolio whose share price generally fluctuates each Valuation Day. The Portfolios that you select, among those that are permitted, are your choice – we do not provide investment advice, nor do we recommend any particular Portfolio. You bear the investment risk for amounts allocated to the Portfolios.

In contrast to the Sub-accounts, Account Value allocated to a DCA MVA Option earns a fixed rate of interest as long as you remain invested for the Guarantee Period. We guarantee both the stated amount of interest and the principal amount of your Account Value in a DCA MVA Option, so long as you remain invested in the DCA MVA Option for the duration of the Guarantee Period. In general, if you withdraw Account Value prior to the end of the DCA MVA Option's Guarantee Period, you will be subject to a Market Value Adjustment or “MVA”, which can be positive or negative. A “Guarantee Period” is the period of time during which we credit a fixed rate of interest to a DCA MVA Option.

As a condition of electing an optional living benefit (e.g., Highest Daily Lifetime Income v2.1), you will be restricted from investing in certain Sub-accounts. We describe those restrictions below. In addition, all of the optional living benefits employ a predetermined mathematical formula, under which money is transferred between your chosen Sub-accounts and the AST Investment Grade Bond Sub-account.

Whether or not you elect an optional living benefit subject to the predetermined mathematical formula, you should be aware that the operation of the formula may result in large-scale asset flows into and out of the Sub-accounts. These asset flows could adversely impact the Portfolios, including their risk profile, expenses and performance. These asset flows impact not only the Permitted Sub-accounts used with the optional benefits but also the other Sub-accounts, because the Portfolios may be used as investments in certain Permitted Sub-accounts that are structured as funds-of-funds. Because transfers between the Sub-accounts and the AST Investment Grade Bond Sub-account can be frequent and the amount transferred can vary from day to day, any of the Portfolios could experience the following effects, among others:

(a) a Portfolio’s investment performance could be adversely affected by requiring a subadviser to purchase and sell securities at inopportune times or by otherwise limiting the subadviser’s ability to fully implement the Portfolio’s investment strategy;

(b) the subadviser may be required to hold a larger portion of assets in highly liquid securities than it otherwise would hold, which could adversely affect performance if the highly liquid securities underperform other securities (e.g., equities) that otherwise would have been held;

(c) a Portfolio may experience higher turnover and greater negative asset flows than it would have experienced without the formula, which could result in higher operating expense ratios and higher transaction costs for the Portfolio compared to other similar funds.

The asset flows caused by the formula may affect Owners in differing ways. In particular, because the formula is calculated on an individual basis for each contract, on any particular day, some Owners’ Account Value may be transferred to the AST Investment Grade Bond Sub-account and other Owners’ Account Value may not be transferred. To the extent that there is a large transfer of Account Value on a given trading day to the AST Investment Grade Bond Sub-account, and your Account Value is not so transferred, it is possible that the investment performance of the Sub-accounts in which your Account Value remains invested will be negatively affected.

The efficient operation of the asset flows caused by the formula depends on active and liquid markets. If market liquidity is strained, the asset flows may not operate as intended. For example, it is possible that illiquid markets or other market stress could cause delays in the transfer of cash from one Portfolio to another Portfolio, which in turn could adversely impact performance.

VARIABLE INVESTMENT OPTIONS

Each Variable Investment Option is a Sub-account of the Pruco Life Flexible Premium Variable Annuity Account (see “Pruco Life and the Separate Account” for more detailed information). Each Sub-account invests exclusively in one Portfolio. The Investment Objectives Chart below provides a description of each Portfolio’s investment objective to assist you in determining which Portfolios may be of interest to you. Please note, the AST Investment Grade Bond Sub-account is not available for allocation of Purchase Payments or owner-initiated transfers.

Not all Portfolios offered as Sub-accounts may be available depending on whether you elect an optional benefit. Thus, if you elect an optional benefit, you would be precluded from investing in certain Portfolios and therefore would not receive investment appreciation (or depreciation) affecting those Portfolios.

16

The Portfolios are not publicly traded mutual funds. They are only available as Investment Options in variable annuity contracts and variable life insurance policies issued by insurance companies, or in some cases, to participants in certain qualified retirement plans. However, some of the Portfolios available as Sub-accounts under the Annuities are managed by the same Portfolio adviser or subadviser as a retail mutual fund of the same or similar name that the Portfolio may have been modeled after at its inception. While the investment objective and policies of the retail mutual funds and the Portfolios may be substantially similar, the actual investments will differ to varying degrees. Differences in the performance of the funds and Portfolios can be expected, and in some cases could be substantial. You should not compare the performance of a publicly traded mutual fund with the performance of any similarly named Portfolio offered as a Sub-account. Details about the investment objectives, policies, risks, costs and management of the Portfolios are found in the prospectuses for the Portfolios.

This Annuity offers Portfolios managed by AST Investment Services, Inc. and/or Prudential Investments LLC, both of which are affiliated companies of Pruco Life (“Affiliated Portfolios”) and Portfolios managed by companies not affiliated with Pruco Life ("Unaffiliated Portfolios"). Pruco Life and its affiliates (“Prudential Companies”) receive fees and payments from both the Affiliated Portfolios and the Unaffiliated Portfolios. Generally, Prudential Companies receive revenue sharing payments from the Unaffiliated Portfolios. We consider the amount of these fees and payments when determining which portfolios to offer through the Annuity. Affiliated Portfolios may provide Prudential Companies with greater fees and payments than Unaffiliated Portfolios. Because of the potential for greater profits earned by the Prudential Companies with respect to the Affiliated Portfolios, we have an incentive to offer Affiliated Portfolios over Unaffiliated Portfolios. As indicated next to each Portfolio's description in the table that follows, each Portfolio has one or more subadvisers that conduct day to day management. We have an incentive to offer Portfolios with certain subadvisers, either because the subadviser is a Prudential Company or because the subadviser provides payments or support, including distribution and marketing support, to the Prudential Companies. We may consider those subadviser financial incentive factors in determining which portfolios to offer under the Annuity. Also, in some cases, we offer Portfolios based on the recommendations made by selling broker-dealer firms. These firms may receive payments from the Portfolios they recommend and may benefit accordingly from allocations of Account Value to the sub-accounts that invest in these Portfolios. Pruco Life has selected the Portfolios for inclusion as investment options under this Annuity in Pruco Life’s role as the issuer of this Annuity, and Pruco Life does not provide investment advice or recommend any particular Portfolio. Please see "Other Information" under the heading concerning "Fees and Payments Received by Pruco Life" for more information about fees and payments we may receive from underlying Portfolios and/or their affiliates. In addition, we may consider whether the Portfolio’s objectives and investment strategies create additional risk to us in light of the guaranteed benefits provided by the Annuity.

You may select Portfolios individually, create your own combination of Portfolios (certain limitations apply – see “Limitations with Optional Benefits” later in this section), or select from among combinations of Portfolios that we have created called “Prudential Portfolio Combinations.” Under Prudential Portfolio Combinations, each Prudential Portfolio Combination consists of several asset allocation Portfolios, each of which represents a specified percentage of your allocations. If you elect to invest according to one of these Prudential Portfolio Combinations, we will allocate your initial Purchase Payment among the Sub-accounts according to the percentage allocations of that Portfolio Combination. You may elect to allocate additional Purchase Payments according to the composition of the Prudential Portfolio Combination, although if you do not make such an explicit election, we will allocate additional Purchase Payments as discussed below under “Additional Purchase Payments.”

Once you have selected a Prudential Portfolio Combination, we will not rebalance your Account Value to take into account differences in performance among the Sub-accounts. This is a static, point of sale model allocation. Over time, the percentages in each asset allocation Portfolio may vary from the Prudential Portfolio Combination you selected when you purchased your Annuity based on the performance of each of the Portfolios within the Prudential Portfolio Combination. However, you may elect to participate in an automatic rebalancing program, under which we would transfer Account Value periodically so that your Account Value allocated to the Sub-accounts is brought back to the exact percentage allocations stipulated by the Prudential Portfolio Combination you elected. Please see “Automatic Rebalancing Programs” below for details about how such a program operates. If you are participating in an optional living benefit (such as Highest Daily Lifetime Income v2.1) that makes transfers under a predetermined mathematical formula, and you have elected automatic rebalancing in addition to Prudential Portfolio Combinations, you should be aware that: (a) the AST Investment Grade Bond Sub-account used as part of the predetermined mathematical formula will not be included as part of automatic rebalancing and (b) the operation of the formula may result in the rebalancing not conforming to the percentage allocations that existed originally as part of Prudential Portfolio Combinations.

If you are interested in a Prudential Portfolio Combination, you should work with your Financial Professional to select the Prudential Portfolio Combination that is appropriate for you, in light of your investment time horizon, investment goals and expectations and market risk tolerance, and other relevant factors. Some selling firms may not offer Prudential Portfolio Combinations. In providing these Prudential Portfolio Combinations, we are not providing investment advice. You are responsible for determining which Prudential Portfolio Combination or Sub-account(s) is best for you. Asset allocation does not ensure a profit or protect against a loss.

17

The following table contains limited information about the Portfolios. Before selecting an Investment Option or Portfolio Combination, you should carefully review the summary prospectuses and/or prospectuses for the Portfolios, which contain details about the investment objectives, policies, risks, costs and management of the Portfolios. You can obtain the summary prospectuses and prospectuses for the Portfolios by calling 1-888-PRU-2888 or at www.prudentialannuties.com

PORTFOLIO NAME	INVESTMENT OBJECTIVE(S)	PORTFOLIO ADVISER/SUBADVISER(S)
AST AB Global Bond Portfolio	Seeks to generate current income consistent with preservation of capital.	AllianceBernstein L.P.
AST Academic Strategies Asset Allocation Portfolio	Seeks long-term capital appreciation.

AlphaSimplex Group, LLC

AQR Capital Management, LLC
CNH Partners, LLC

CoreCommodity Management, LLC

First Quadrant, L.P.

Jennison Associates LLC

J.P. Morgan Investment Management, Inc.

Pacific Investment Management Company, LLC
Quantitative Management Associates LLC

Western Asset Management Company/Western Asset Management Company Limited

AST Advanced Strategies Portfolio

Seeks a high level of absolute return by using traditional and non-traditional investment strategies and by investing in domestic and foreign equity and fixed income securities, derivative instruments and other investment companies.

Brown Advisory, LLC

Loomis, Sayles & Company, L.P.

LSV Asset Management

Pacific Investment Management Company, LLC
PGIM, Inc.
Quantitative Management Associates LLC

T. Rowe Price Associates, Inc.

William Blair Investment Management, LLC

AST AQR Emerging Markets Equity Portfolio	Seeks long-term capital appreciation.	AQR Capital Management, LLC
AST AQR Large-Cap Portfolio	Seeks long-term capital appreciation.	AQR Capital Management, LLC
AST Balanced Asset Allocation Portfolio	Seeks to obtain the highest potential total return consistent with its specified level of risk tolerance.	Prudential Investments LLC Quantitative Management Associates LLC
AST BlackRock Global Strategies Portfolio	Seeks a high total return consistent with a moderate level of risk.	BlackRock Financial Management, Inc. BlackRock International Limited
AST BlackRock iShares ETF Portfolio	Seeks to maximize total return with a moderate level of risk.	BlackRock Financial Management, Inc.
AST BlackRock Low Duration Bond Portfolio	Seeks to maximize total return, consistent with income generation and prudent investment management.	BlackRock Financial Management, Inc.
AST BlackRock Multi-Asset Income Portfolio	Seeks to maximize current income with consideration for capital appreciation.	BlackRock Financial Management, Inc.
AST BlackRock/Loomis Sayles Bond Portfolio	Seeks to maximize total return, consistent with preservation of capital and prudent investment management.	BlackRock Financial Management, Inc. BlackRock International Limited BlackRock (Singapore) Limited Loomis, Sayles & Company, L.P.
AST Boston Partners Large-Cap Value Portfolio	Seeks capital appreciation.	Robeco Investment Management, Inc. d/b/a Boston Partners
AST Capital Growth Asset Allocation Portfolio	Seeks to obtain the highest potential total return consistent with its specified level of risk tolerance.	Prudential Investments LLC Quantitative Management Associates LLC
AST ClearBridge Dividend Growth Portfolio	Seeks income, capital preservation, and capital appreciation.	ClearBridge Investments, LLC

18

PORTFOLIO NAME	INVESTMENT OBJECTIVE(S)	PORTFOLIO ADVISER/SUBADVISER(S)
AST Cohen & Steers Realty Portfolio	Seeks to maximize total return through investment in real estate securities.	Cohen & Steers Capital Management, Inc.
AST Columbia Adaptive Risk Allocation Portfolio	Pursue consistent total returns by seeking to allocate risks across multiple asset classes.	Columbia Management Investment Advisers, LLC
AST Defensive Asset Allocation Portfolio	Seeks to obtain the highest potential total return consistent with its specified level of risk tolerance.	Prudential Investments LLC Quantitative Management Associates LLC
AST Emerging Managers Diversified Portfolio	Seeks total return.	Dana Investment Advisors, Inc Longfellow Investment Management Co. LLC.
AST FI Pyramis® Quantitative Portfolio	Seeks long-term capital growth balanced by current income.	FIAM LLC
AST FQ Absolute Return Currency Portfolio	Seeks absolute returns not highly correlated with any traditional asset class.	First Quadrant, L.P.
AST Franklin Templeton K2 Global Absolute Return Portfolio	Seeks capital appreciation with reduced market correlation.	K2/D&S Management Co., L.L.C. Franklin Advisers, Inc. Templeton Global Advisers Limited
AST Global Real Estate Portfolio	Seeks capital appreciation and income.	Prudential Real Estate Investors
AST Goldman Sachs Global Growth Allocation Portfolio	Seeks total return made up of capital appreciation and income.	Goldman Sachs Asset Management, L.P.
AST Goldman Sachs Global Income Portfolio	Seeks high total return, emphasizing current income and, to a lesser extent, providing opportunities for capital appreciation.	Goldman Sachs Asset Management International
AST Goldman Sachs Large-Cap Value Portfolio	Seeks long-term growth of capital.	Goldman Sachs Asset Management, L.P.
AST Goldman Sachs Mid-Cap Growth Portfolio	Seeks long-term growth of capital.	Goldman Sachs Asset Management, L.P.
AST Goldman Sachs Multi-Asset Portfolio	Seeks to obtain a high level of total return consistent with its level of risk tolerance.	Goldman Sachs Asset Management, L.P.
AST Goldman Sachs Small-Cap Value Portfolio	Seeks long-term capital appreciation.	Goldman Sachs Asset Management, L.P.
AST Goldman Sachs Strategic Income Portfolio	Seeks total return.	Goldman Sachs Asset Management, L.P.
AST Herndon Large-Cap Value Portfolio	Seeks maximum growth of capital by investing primarily in the value stocks of larger companies.	Herndon Capital Management, LLC
AST High Yield Portfolio	Seeks maximum total return, consistent with preservation of capital and prudent investment management.	J.P. Morgan Investment Management, Inc. PGIM, Inc.
AST Hotchkis & Wiley Large-Cap Value Portfolio (formerly AST Large-Cap Value Portfolio)	Seeks current income and long-term growth of income, as well as capital appreciation.	Hotchkis & Wiley Capital Management, LLC
AST International Growth Portfolio	Seeks long-term capital growth.	Jennison Associates LLC Neuberger Berman Investment Advisers LLC William Blair Investment Management, LLC
AST International Value Portfolio	Seeks capital growth.	Lazard Asset Management LLC LSV Asset Management
AST Ivy Asset Strategy Portfolio	Seeks total return.	Ivy Investment Management Company

19

PORTFOLIO NAME	INVESTMENT OBJECTIVE(S)	PORTFOLIO ADVISER/SUBADVISER(S)
AST J.P. Morgan Global Thematic Portfolio	Seeks capital appreciation consistent with its specified level of risk tolerance.	J.P. Morgan Investment Management, Inc. Security Capital Research & Management Incorporated
AST J.P. Morgan International Equity Portfolio	Seeks capital growth.	J.P. Morgan Investment Management, Inc.
AST J.P. Morgan Strategic Opportunities Portfolio	Seeks to maximize return compared to the benchmark through security selection and tactical asset allocation.	J.P. Morgan Investment Management, Inc.
AST Jennison Global Infrastructure Portfolio	Seeks total return.	Jennison Associates, LLC
AST Jennison Large-Cap Growth Portfolio	Seeks long-term growth of capital.	Jennison Associates LLC
AST Legg Mason Diversified Growth Portfolio	Seeks high risk-adjusted returns compared to its blended index.	Brandywine Global Investment Management, LLC ClearBridge Investments, LLC QS Investors, LLC Western Asset Management Company Western Asset Management Company Limited
AST Loomis Sayles Large-Cap Growth Portfolio	Seeks capital growth. Income realization is not an investment objective and any income realized on the Portfolio’s investments, therefore, will be incidental to the Portfolio’s objective.	Loomis, Sayles & Company, L.P.

AST Lord Abbett Core Fixed Income Portfolio	Seeks income and capital appreciation to produce a high total return.	Lord, Abbett & Co. LLC

AST Managed Alternatives Portfolio	Seeks long-term capital appreciation with a focus on downside protection.	Prudential Investments LLC
AST Managed Equity Portfolio	Seeks to provide capital appreciation.	Prudential Investments LLC Quantitative Management Associates LLC
AST Managed Fixed Income Portfolio	Seeks total return.	Prudential Investments LLC Quantitative Management Associates LLC
AST MFS Global Equity Portfolio	Seeks capital growth.	Massachusetts Financial Services Company
AST MFS Growth Portfolio	Seeks long-term capital growth and future, rather than current income.	Massachusetts Financial Services Company
AST MFS Large-Cap Value Portfolio	Seeks capital appreciation.	Massachusetts Financial Services Company
AST Money Market Portfolio	Seeks high current income and maintain high levels of liquidity.	PGIM, Inc.
AST Morgan Stanley Multi-Asset Portfolio	Seeks total return.	Morgan Stanley Investment Management, Inc.
AST Neuberger Berman Long/Short Portfolio	Seeks long term capital appreciation with a secondary objective of principal preservation.	Neuberger Berman Investment Advisers LLC
AST Neuberger Berman/LSV Mid-Cap Value Portfolio	Seeks capital growth.	LSV Asset Management Neuberger Berman Investment Advisers LLC
AST New Discovery Asset Allocation Portfolio	Seeks total return.

Affinity Investment Advisors, LLC
Boston Advisors, LLC
C.S. McKee, LP

EARNEST Partners, LLC

Epoch Investment Partners, Inc.

Longfellow Investment Management Co. LLC
Parametric Portfolio Associates LLC

Thompson, Siegel & Walmsley LLC

20

PORTFOLIO NAME	INVESTMENT OBJECTIVE(S)	PORTFOLIO ADVISER/SUBADVISER(S)
AST Parametric Emerging Markets Equity Portfolio	Seeks long-term capital appreciation.	Parametric Portfolio Associates LLC
AST Preservation Asset Allocation Portfolio	Seeks to obtain the highest potential total return consistent with its specified level of risk tolerance.	Prudential Investments LLC Quantitative Management Associates LLC
AST Prudential Core Bond Portfolio	Seeks to maximize total return consistent with the long-term preservation of capital.	PGIM, Inc.
AST Prudential Flexible Multi-Strategy Portfolio	Seeks to provide capital appreciation.	Jennison Associates, LLC PGIM, Inc. Quantitative Management Associates, LLC
AST Prudential Growth Allocation Portfolio	Seeks total return.	PGIM, Inc. Quantitative Management Associates LLC
AST QMA Emerging Markets Equity Portfolio	Seeks long-term capital appreciation.	Quantitative Management Associates LLC
AST QMA International Core Equity Portfolio	Seeks long-term capital appreciation.	Quantitative Management Associates LLC
AST QMA Large-Cap Portfolio	Seeks long-term capital appreciation.	Quantitative Management Associates LLC
AST QMA US Equity Alpha Portfolio	Seeks long term capital appreciation.	Quantitative Management Associates LLC
AST RCM World Trends Portfolio	Seeks highest potential total return consistent with its specified level of risk tolerance.	Allianz Global Investors U.S. LLC
AST Schroders Global Tactical Portfolio	Seeks to outperform its blended performance benchmark.	Schroder Investment Management North America Inc. Schroder Investment Management North America Ltd.
AST Small-Cap Growth Opportunities Portfolio	Seeks capital growth.	RS Investment Management Co. LLC Wellington Management Company, LLP
AST Small-Cap Growth Portfolio	Seeks long-term capital growth.	Emerald Mutual Fund Advisers Trust UBS Asset Management (Americas) Inc.
AST Small-Cap Value Portfolio	Seeks to provide long-term capital growth by investing primarily in small-capitalization stocks that appear to be undervalued.	J.P. Morgan Investment Management, Inc. LMCG Investments, LLC
AST T. Rowe Price Asset Allocation Portfolio	Seeks a high level of total return by investing primarily in a diversified portfolio of equity and fixed income securities.	T. Rowe Price Associates, Inc.
AST T. Rowe Price Diversified Real Growth Portfolio	Seeks long-term capital appreciation and secondarily, income.	T. Rowe Price Associates, Inc. T. Rowe Price International Ltd. T. Rowe Price International Ltd. – Tokyo and T. Rowe Price Hong Kong Limited
AST T. Rowe Price Growth Opportunities Portfolio	Seeks a high level of total return by investing primarily in a diversified portfolio of equity and fixed income securities.	T. Rowe Price Associates, Inc. T. Rowe Price International, Ltd. T. Rowe Price International, Ltd. – Tokyo branch and T. Rowe Price Hong Kong Limited
AST T. Rowe Price Large-Cap Growth Portfolio

Seeks long-term growth of capital by investing predominantly in the equity securities of a limited number of large, carefully selected, high-quality U.S. companies that are judged likely to achieve superior earnings growth.

T. Rowe Price Associates, Inc.

21

PORTFOLIO NAME	INVESTMENT OBJECTIVE(S)	PORTFOLIO ADVISER/SUBADVISER(S)
AST T. Rowe Price Natural Resources Portfolio

Seeks long-term capital growth primarily through investing in the common stocks of companies that own or develop natural resources (such as energy products, precious metals and forest products) and other basic commodities.

T. Rowe Price Associates, Inc.
AST Templeton Global Bond Portfolio	Seeks to provide current income with capital appreciation and growth of income.	Franklin Advisers, Inc.
AST WEDGE Capital Mid-Cap Value Portfolio (formerly AST Mid-Cap Value Portfolio)	Seeks to provide capital growth by investing primarily in mid-capitalization stocks that appear to be undervalued.	WEDGE Capital Management LLP
AST Wellington Management Global Bond Portfolio	Seeks to provide consistent excess returns over the Barclays Global Aggregate Bond Index (USD Hedged).	Wellington Management Company LLP
AST Wellington Management Hedged Equity Portfolio

Seeks to outperform a mix of 50% Russell 3000® Index, 20% MSCI EAFE Index, and 30% Treasury Bill Index over a full market cycle by preserving capital in adverse markets utilizing an options strategy while maintaining equity exposure to benefit from up markets through investments in Wellington Management’s equity investment strategies.

Wellington Management Company LLP
AST Wellington Management Real Total Return Portfolio	Seeks long-term real total return.	Wellington Management Company LLP
AST Western Asset Core Plus Bond Portfolio	Seeks to maximize total return, consistent with prudent investment management and liquidity needs, by investing to obtain the average duration specified for the Portfolio.	Western Asset Management Company Western Asset Management Company Limited
AST Western Asset Emerging Markets Debt Portfolio	Seeks to maximize total return.	Western Asset Management Company Western Asset Management Company Limited
BlackRock Global Allocation V.I. Fund - Class III	Seeks high total investment return.	BlackRock Advisors, LLC
JP Morgan Insurance Trust Income Builder Portfolio - Class 2	Seeks to maximize income while maintaining prospects for capital appreciation.	J.P. Morgan Investment Management, Inc.

FIAM LLC is a business unit of FMR LLC (also known as Fidelity Investments).

Prudential Real Estate Investors is a business unit of PGIM, Inc.

Pyramis is a registered service mark of FMR LLC. Used under license.

AST Ivy Asset Strategy Portfolio is closed to new investments. The Board of Trustees of the Trust recently approved a plan of liquidation of the Portfolio. Completion of the liquidation is subject to approval by the shareholders of a plan of substitution of the Portfolio. The proxy statement was mailed to shareholders in March 2016 and a special meeting of Portfolio shareholders will be held during June 2016.

AST Schroders Global Tactical Portfolio Blended Index. The Blended Index consists of the Russell 3000 Index (45%), the MSCI EAFE Index ND (USD Hedged) (12.5%), the MSCI EAFE Index ND (Local Hedged) (12.5%), and the Barclays US Aggregate Bond Index (30%).

Security Capital Research & Management Incorporated is a wholly owned subsidiary of J.P. Morgan Investment Management Inc.

22

LIMITATIONS WITH OPTIONAL LIVING BENEFITS

As a condition of electing any Highest Daily Lifetime Income v2.1 benefit, we limit the Investment Options to which you may allocate your Account Value, as set forth in the Permitted Sub-accounts table below. Please note that the DCA Market Value Adjustment Options described later in this section are also available if you elect an optional benefit.

Permitted Sub-accounts

AST Academic Strategies Asset Allocation	AST J.P. Morgan Global Thematic
AST Advanced Strategies	AST J.P. Morgan Strategic Opportunities
AST Balanced Asset Allocation	AST New Discovery Asset Allocation
AST BlackRock Global Strategies	AST Preservation Asset Allocation
AST BlackRock iShares ETF	AST Prudential Growth Allocation
AST Capital Growth Asset Allocation	AST RCM World Trends
AST Defensive Asset Allocation	AST Schroders Global Tactical
AST FI Pyramis® Quantitative	AST T. Rowe Price Asset Allocation
AST Goldman Sachs Multi-Asset	AST Wellington Management Hedged Equity

MARKET VALUE ADJUSTMENT OPTION

We currently offer DCA MVA Options. Amounts in MVA Options are supported by our general account and subject to our claims paying ability. Please see "Other Information" later in this prospectus for additional information about our general account. The DCA MVA Options are used with our 6 or 12 Month DCA Program. Amounts allocated to the DCA MVA Options earn the declared rate of interest while the amount is transferred over a 6 or 12 month period into the Sub-accounts that you have designated. A dollar cost averaging program does not assure a profit, or protect against a loss.

For a complete description of our 6 or 12 Month DCA Program, see the applicable section of this prospectus within “Managing Your Account Value.”

We do not currently offer any long term MVA options.

GUARANTEE PERIOD TERMINATION

A DCA MVA Option ends on the earliest of (a) the date the entire amount in the DCA MVA Option is withdrawn or transferred (b) the Annuity Date (c) the date the Annuity is surrendered or (d) the date as of which a Death Benefit is determined, unless the Annuity is continued by a spousal Beneficiary. “Annuity Date” means the date on which we apply your Unadjusted Account Value to the applicable annuity option and begin the payout period. As discussed in the Annuity Options section, there is an age by which you must begin receiving annuity payments, which we call the “Latest Annuity Date.” The “Payout Period” is the period starting on the Annuity Date and during which annuity payments are made.

RATES FOR DCA MVA OPTIONS

We do not have a single method for determining the fixed interest rates for the DCA MVA Options. In general, the interest rates we offer for the DCA MVA Options will reflect the investment returns available on the types of investments we make to support our fixed rate guarantees. These investment types may include cash, debt securities guaranteed by the United States government and its agencies and instrumentalities, money market instruments, corporate debt obligations of different durations, private placements, asset-backed obligations and municipal bonds. In determining rates we also consider factors such as the length of the Guarantee Period for the DCA MVA Options, regulatory and tax requirements, liquidity of the markets for the type of investments we make, commissions, administrative and investment expenses, our insurance risks in relation to the DCA MVA Options, general economic trends and competition. We also take into consideration mortality, expense, administration, profit and other factors in determining the interest rates we credit to DCA MVA Options, and therefore, we credit lower interest rates due to the existence of these factors than we otherwise would.

The interest rate credited to a DCA MVA Option is the rate in effect when the Guarantee Period begins and does not change during the Guarantee Period. The rates are an effective annual rate of interest. We determine, in our sole discretion, the interest rates for the DCA MVA Options. At the time that we confirm your DCA MVA Option, we will advise you of the interest rate in effect and the date your DCA MVA Option matures. We may change the rates we credit to new DCA MVA Options at any time. To inquire as to the current rates for the DCA MVA Options, please call 1-888-PRU-2888. DCA MVA Options are not available in all States and are subject to a minimum rate. Currently, the DCA MVA Options are not available in the States of Illinois, Oregon and Washington and are available in Iowa only for Annuities purchased on or after August 20, 2012.

The interest under a DCA MVA Option is credited daily on a balance that declines as amounts are transferred, and therefore you do not earn interest on the full amount deposited to the DCA MVA Option for the 6 month or 12 month period.

To the extent permitted by law, we may establish different interest rates for DCA MVA Options offered to a class of Owners who choose to participate in various optional investment programs we make available. For any DCA MVA Option,

23

you will not be permitted to allocate to the DCA MVA Option if the Guarantee Period associated with that DCA MVA Option would end after your Latest Annuity Date.

MARKET VALUE ADJUSTMENT

With certain exceptions, if you transfer or partially withdraw Account Value from a DCA MVA Option prior to the end of the applicable Guarantee Period, you will be subject to a Market Value Adjustment or “MVA”. We assess an MVA (whether positive or negative) upon:

▪ any surrender, partial withdrawal (including a systematic withdrawal, Medically-Related Surrender, or a withdrawal program under Sections 72(t) or 72(q) of the Code), or transfer out of a DCA MVA Option made outside the 30 days immediately preceding the maturity of the Guarantee Period; and

▪ your exercise of the Free Look right under your Annuity, unless prohibited by state law.

We will NOT assess an MVA (whether positive or negative) in connection with any of the following:

▪ partial withdrawals made to meet Required Minimum Distribution rules under the Code in relation to your Annuity, but only if the Required Minimum Distribution is an amount that we calculate and is distributed through a program that we offer;

▪ transfers or partial withdrawals from a DCA MVA Option during the 30 days immediately prior to the maturity of the applicable Guarantee Period, including the Maturity Date of the MVA Option;

▪ transfers made in accordance with the 6 or 12 Month DCA Program;

▪ when a Death Benefit is determined;

▪ deduction of an Annual Maintenance Fee or the Premium Based Charge from the Annuity;

▪  Annuitization under the Annuity; and

▪ transfers made pursuant to a mathematical formula used with an optional living benefit.

The amount of the MVA is determined according to the formula set forth in Appendix D. In general, the amount of the MVA is dependent on the difference between interest rates at the time your DCA MVA Option was established and current interest rates for the remaining Guarantee Period of your DCA MVA Option. For purposes of determining the amount of an MVA, we make reference to an index interest rate that in turn is based on a Constant Maturity Treasury (CMT) rate for a maturity (in months) equal to the applicable duration of the DCA MVA Option. This CMT rate will be determined based on the weekly average of the CMT index of appropriate maturity as of two weeks prior to initiation of the DCA MVA Option. The CMT index will be based on certain U.S. Treasury interest rates, as published in a Federal Reserve Statistical Release. The Liquidity Factor is an element of the MVA formula currently equal to 0.0025 (or 0.25%). It is an adjustment that is applied when an MVA is assessed (regardless of whether the MVA is positive or negative) and, relative to when no Liquidity Factor is applied, will reduce the amount being surrendered or transferred from the DCA MVA Option. Please consult the DCA MVA formula in the appendices to this prospectus for additional detail.

24

FEES, CHARGES AND DEDUCTIONS

In this section, we provide detail about the charges you may incur if you own the Annuity.

The charges under each Annuity are designed to cover, in the aggregate, our direct and indirect costs of selling, administering and providing benefits under the Annuity. They are also designed, in the aggregate, to compensate us for the risks of loss we assume. If, as we expect, the charges that we collect from the Annuity exceed our total costs in connection with the Annuity, we will earn a profit. Otherwise we will incur a loss. For example, Pruco Life may make a profit on the Insurance Charge if, over time, the actual costs of providing the guaranteed insurance obligations and other expenses under the Annuity are less than the amount we deduct for the Insurance Charge. To the extent we make a profit on the Insurance Charge, such profit may be used for any other corporate purpose.

The rates of certain of our charges have been set with reference to estimates of the amount of specific types of expenses or risks that we will incur. In general, a given charge under the Annuity compensates us for our costs and risks related to that charge and may provide for a profit. However, it is possible that with respect to a particular obligation we have under this Annuity, we may be compensated not only by the charge specifically tied to that obligation, but also from one or more other charges we impose.

With regard to charges that are assessed as a percentage of the value of the Sub-accounts, please note that such charges are assessed through a reduction to the Unit value of your investment in each Sub-account, and in that way reduce your Account Value. A “Unit” refers to a share of participation in a Sub-account used to calculate your Unadjusted Account Value prior to the Annuity Date.

Contingent Deferred Sales Charge (“CDSC”): A CDSC reimburses us for expenses related to sales and distribution of the Annuity, including commissions, marketing materials, and other promotional expenses. We may deduct a CDSC if you surrender your Annuity or when you make a partial withdrawal. The CDSC for each Purchase Payment is calculated as a percentage of the Purchase Payment being withdrawn. The charge decreases as the Purchase Payment ages. The aging of a Purchase Payment is measured from the date it is allocated to your Annuity. If you make a partial withdrawal of a Purchase Payment on the day before an anniversary of the date that Purchase Payment was allocated to the Annuity, we will use the CDSC percentage that would apply if the withdrawal was made on the following day. The charge is deducted from the Investment Options in the same proportion as the partial withdrawal upon which it is assessed. The imposition of a CDSC on a withdrawal will not result in any additional CDSC being incurred as a result of the amount withdrawn from the Annuity being greater than the amount of the withdrawal request (i.e., no CDSC will be imposed on the withdrawal of a CDSC).

Each Purchase Payment has its own schedule of CDSCs associated with it. The schedule of CDSCs associated with a Purchase Payment is determined when the Purchase Payment is allocated to the Annuity. The schedule of CDSCs applicable to a Purchase Payment is based on the total of all Purchase Payments allocated to the Annuity, including the full amount of the “new” Purchase Payment, when the Purchase Payment is allocated. Purchase Payments are not reduced by partial withdrawals for purposes of determining the applicable schedule of CDSCs. Thus, to determine which CDSC tier a given Purchase Payment being made currently is assigned, we consider only the sum of Purchase Payments and do not reduce that sum by the amount of any withdrawal. The combination of CDSC assessed and Premium Based Charge (see below) deducted with respect to any Purchase Payment will never be greater than 9%, as stipulated by Rule 6c-8 under the Investment Company Act of 1940. Purchase Payments are withdrawn on a “first-in, first-out” basis. All Purchase Payments allocated to the Annuity on the same day will be treated as one Purchase Payment for purposes of determining the applicable schedule of CDSCs. The table of CDSCs is as follows:

	Age of Purchase Payment Being Withdrawn
Total Purchase Payment Amount	Less than 1 Year	1 Year or more but less than 2 Years	2 Years or more but less than 3 Years	3 Years or more but less than 4 Years	4 Years or more but less than 5 Years	5 Years or more but less than 6 Years	6 Years or more but less than 7 Years	7 Years or more
Less than $50,000	5.0%	5.0%	4.0%	4.0%	3.0%	3.0%	2.0%	0%
$50,000 or more but less than $100,000	5.0%	4.0%	4.0%	3.0%	3.0%	2.0%	2.0%	0%
$100,000 or more but less than $250,000	4.0%	3.0%	3.0%	2.0%	2.0%	2.0%	1.0%	0%
$250,000 or more but less than $500,000	3.0%	2.0%	2.0%	2.0%	1.0%	1.0%	1.0%	0%
$500,000 or more but less than $1,000,000	2.0%	2.0%	2.0%	1.0%	1.0%	1.0%	1.0%	0%
$1,000,000 or more	2.0%	2.0%	1.0%	1.0%	1.0%	1.0%	1.0%	0%

With respect to a partial withdrawal, we calculate the CDSC by assuming that any available free withdrawal amount is taken out first (see “Free Withdrawal Amounts” later in this prospectus). If the free withdrawal amount is not sufficient, we then assume that any remaining amount of a partial withdrawal is taken from Purchase Payments on a first-in, first-out basis, and subsequently from any other Account Value in the Annuity (including gains), as described in the examples below.

25

EXAMPLES

These examples are designed to show you how the CDSC is calculated. They do not take into account any other fees and charges. The examples illustrate how the CDSC would apply to reduce your Account Value based on the timing and amount of your withdrawals. They also illustrate how a certain amount of your withdrawal, the “Free Withdrawal Amount,” is not subject to the CDSC. The Free Withdrawal Amount is equal to 10% of all Purchase Payments currently subject to a CDSC in each year and is described in more detail in “Access to Account Value,” later in this prospectus.

Assume you purchase your B Series Annuity with a $75,000 initial Purchase Payment and you make no additional Purchase Payments for the life of your Annuity.

Example 1

Assume the following:

▪ two years after the purchase, your Unadjusted Account Value is $85,000 (your Purchase Payment of $75,000 plus $10,000 of investment gain);

▪ the free withdrawal amount is $7,500 ($75,000 x 0.10);

▪ the applicable CDSC is 6%.

If you request a withdrawal of $50,000, $7,500 is not subject to the CDSC because it is the free withdrawal amount. The remaining amount of your withdrawal is subject to the 6% CDSC.

Gross Withdrawal or Net Withdrawal. Generally, you can request either a gross withdrawal or a net withdrawal. If, however, you are taking your Annual Income Amount through our systematic withdrawal program, you will only be permitted to take that withdrawal on a gross basis. In a gross withdrawal, you request a specific withdrawal amount with the understanding that the amount you actually receive is reduced by any applicable CDSC or tax withholding. In a net withdrawal, you request a withdrawal for an exact dollar amount with the understanding that any applicable deduction for CDSC or tax withholding is taken from your Unadjusted Account Value. This means that an amount greater than the amount of your requested withdrawal may be deducted from your Unadjusted Account Value. To make sure that you receive the full amount requested, we calculate the entire amount, including the amount generated due to the CDSC or tax withholding, that will need to be withdrawn. We then apply the CDSC or tax withholding to that entire amount.

▪ If you request a gross withdrawal, the amount of the CDSC will reduce the amount of the withdrawal you receive. In this case, the CDSC would equal $2,550 (($50,000 – the free withdrawal amount of $7,500 = $42,500) x 0.06 = $2,550). You would receive $47,450 ($50,000 – $2,550). To determine your remaining Unadjusted Account Value after your withdrawal, we reduce your initial Unadjusted Account Value by the amount of your requested withdrawal. In this case, your Unadjusted Account Value would be $35,000 ($85,000 – $50,000).

▪ If you request a net withdrawal, we first determine the entire amount that will need to be withdrawn in order to provide the requested payment. We do this by first subtracting the free withdrawal amount and dividing the resulting amount by the result of 1 minus the surrender charge. Here is the calculation: $42,500/(1 – 0.06) = $45,212.77. This is the total amount to which the CDSC will apply. The amount of the CDSC is $2,712.77. Therefore, in order for you to receive the full $50,000, we will need to deduct $52,712.77 from your Unadjusted Account Value, resulting in remaining Unadjusted Account Value of $32,287.23.

Example 2

Assume the following:

▪ you took the withdrawal described above as a gross withdrawal;

▪ two years after the withdrawal described above, the Unadjusted Account Value is $48,500 ($35,000 of remaining Unadjusted Account Value plus $13,500 of investment gain);

▪ the free withdrawal amount is still $7,500 because no additional Purchase Payments have been made and the Purchase Payment is still subject to a CDSC; and

▪ the applicable CDSC in Annuity Year 4 is now 5%.

If you now take a second gross withdrawal of $10,000, $7,500 is not subject to the CDSC because it is the free withdrawal amount. The remaining $2,500 is subject to the 5% CDSC or $125 and you will receive $9,875.

No matter how you specify the withdrawal, any market value adjustment resulting from withdrawals of amounts in the MVA options will not be applied to the amount you receive, but instead will be applied to your Unadjusted Account Value. See “Free Withdrawal Amounts” later in this prospectus for a discussion as to how this might affect an optional living benefit you may have. Please be aware that under the Highest Daily Lifetime Income v2.1 suite of benefits: (a) for a gross withdrawal, if the amount requested exceeds the Annual Income Amount, the excess portion will be treated as Excess Income and (b) for a net withdrawal, if the amount you receive plus the amount of the CDSC deducted from your Unadjusted Account Value exceeds the Annual Income Amount, the excess portion will be treated as Excess Income (which has negative consequences under those benefits).

26

Upon surrender, we calculate a CDSC based on any Purchase Payments that remain in your Account Value on the date of the surrender (and after all other withdrawals have been taken). If you have made prior partial withdrawals or if your Account Value has declined in value due to negative market performance, the Purchase Payments used in this calculation may be greater than your remaining Account Value. Consequently, a higher CDSC may result than if we had calculated the CDSC as a percentage of remaining Account Value.

We may waive any applicable CDSC under certain circumstances described below in “Exceptions/Reductions to Fees and Charges.”

Premium Based Charge. The Premium Based Charge reimburses us for expenses related to sales and distribution of the Annuity, including commissions, marketing materials, and other promotional expenses. The Premium Based Charge applicable to the Annuity is the sum of such charges applicable to each Purchase Payment. The Premium Based Charge is calculated on each Quarterly Annuity Anniversary for those Purchase Payments subject to the charge as of the prior Valuation Day. Each Purchase Payment is subject to a Premium Based Charge on each of the 28 Quarterly Annuity Anniversaries (i.e., for seven years) that occurs after the Purchase Payment is allocated to the Annuity. Once that time period has expired, the Purchase Payment is no longer subject to the Premium Based Charge. For purposes of calculating the Premium Based Charge: (a) a Purchase Payment is the amount of the Purchase Payment before we deduct any applicable fees, charges or taxes; and (b) Purchase Payments are not reduced by partial withdrawals taken from the Annuity.

The Premium Based Charge for each Purchase Payment is determined when it is allocated to the Annuity (except for those Purchase Payments that are allocated to the Annuity prior to the first Quarterly Annuity Anniversary) based on the total of all Purchase Payments received to date. With respect to those Purchase Payments allocated to the Annuity prior to the first Quarterly Annuity Anniversary, the associated Premium Based Charge percentage for each of those Purchase Payments is determined using the total of all Purchase Payments allocated to the Annuity prior to the first Quarterly Annuity Anniversary (that is, we total all the Purchase Payments received before the first Quarterly Annuity Anniversary to determine the Premium Based Charge that applies to each). For each Purchase Payment allocated to the Annuity on or after the first Quarterly Annuity Anniversary, the associated Premium Based Charge percentage during the seven year charge period is determined using the total of all Purchase Payments allocated to the Annuity through the date of the “new” Purchase Payment, including the full amount of that “new” Purchase Payment. That is, to determine which Premium Based Charge tier a given Purchase Payment being made currently (i.e., a “new” Purchase Payment) is assigned, we add that Purchase Payment amount to the sum of all prior Purchase Payments. A Purchase Payment received on a Quarterly Annuity Anniversary will be subject to its first Premium Based Charge on the next Quarterly Annuity Anniversary.

Each tier of Premium Based Charge is separated by a “breakpoint” dollar amount, as shown in the table below. If a portion of a Purchase Payment results in total Purchase Payments crossing a new Purchase Payment breakpoint (as set forth in the table below), then the entire “new” Purchase Payment will be subject to the Premium Based Charge applicable to that tier. Purchase Payments received on or after the first Quarterly Annuity Anniversary that result in breakpoints being reached will result in lower charge percentages for only such Purchase Payments and those that follow. Once a Premium Based Charge percentage is established for any Purchase Payment, such percentage is fixed and will not be reduced even if additional Purchase Payments are made or partial withdrawals are taken. Please see Appendix E for examples of the operation of the Premium Based Charge. The Premium Based Charge is deducted pro rata from the Sub-accounts in which you maintain Account Value on the date the Premium Based Charge is due. To the extent that the Unadjusted Account Value in the Sub-accounts at the time the Premium Based Charge is to be deducted is insufficient to pay the charge, we will deduct the remaining charge from the DCA MVA Options. If a Quarterly Annuity Anniversary falls on a day other than a Valuation Day, we will deduct the Premium Based Charge on the next following Valuation Day. If both a Premium Based Charge and a fee for an optional benefit are to be deducted on the same day, then the Premium Based Charge will be deducted first.

A Premium Based Charge is not deducted: (a) when there are no Purchase Payments subject to the Premium Based Charge; (b) on or after the Annuity Date; (c) if a Death Benefit has been determined under the Annuity (unless Spousal Continuation occurs); or (d) in the event of a full surrender of the Annuity (unless the full surrender occurs on a Quarterly Annuity Anniversary, in which case we will deduct the charge prior to terminating the Annuity).

As mentioned above, we will take the Premium Based Charge pro rata from each of the Sub-accounts (including an AST Investment Grade Bond Portfolio used as part of an optional living benefit). If the value of those Sub-accounts is not sufficient to cover the charge, we will take any remaining portion of the charge from the DCA MVA Options. For purposes of deducting the charge from the DCA MVA Options (a) with respect to DCA MVA Options with different amounts of time remaining until maturity, we will take the withdrawal from the DCA MVA Option with the shortest remaining duration, followed by the DCA MVA Option with the next-shortest remaining duration (if needed to pay the charge) and so forth (b) with respect to multiple DCA MVA Options that have the same duration remaining until maturity, we take the charge first from the DCA MVA Option with the shortest overall Guarantee Period and (c) with respect to multiple DCA MVA Options that have the same Guarantee Period length and duration remaining until the end of the Guarantee Period, we take the charge pro rata from each such DCA MVA Option. In this Prospectus, we refer to the preceding hierarchy as the

27

“DCA MVA Option Hierarchy.” We will only deduct that portion of the Premium Based Charge that does not reduce the Unadjusted Account Value below the lesser of $500 or 5% of the sum of the Purchase Payments allocated to the Annuity (which we refer to here as the “floor”). However, if a Premium Based Charge is deducted on the same day that a withdrawal is taken, it is possible that the deduction of the charge will cause the Unadjusted Account Value to fall below the immediately-referenced Account Value “floor.” The Premium Based Charge is not considered a withdrawal for any purpose, including determination of free withdrawals, CDSC, or calculation of values associated with the optional living benefits.

The table of Premium Based Charges is as follows:

Total Purchase Payment Amount	Premium Based Charge Percentage (deducted quarterly)	Annual Equivalent of Premium Based Charge Percentage
Less than $50,000	0.1750%	0.70%
$50,000 or more, but less than $100,000	0.1500%	0.60%
$100,000 or more, but less than $250,000	0.1250%	0.50%
$250,000 or more, but less than $500,000	0.0875%	0.35%
$500,000 or more, but less than $1,000,000	0.0625%	0.25%
$1,000,000 or more	0.0375%	0.15%

Transfer Fee: Currently, you may make 20 free transfers between Investment Options each Annuity Year. We may charge $10 for each transfer after the 20th in each Annuity Year. We do not consider transfers made as part of a Dollar Cost Averaging or Automatic Rebalancing Program when we count the 20 free transfers. All transfers made on the same day will be treated as one transfer. Transfers made under our 6 or 12 month DCA Program and transfers made pursuant to a formula used with an optional benefit are not subject to the Transfer Fee and are not counted toward the 20 free transfers. Transfers made through any electronic method or program we specify are not counted toward the 20 free transfers. The transfer fee is deducted pro rata from all Sub-accounts in which you maintain Account Value immediately subsequent to the transfer.

Annual Maintenance Fee: Prior to Annuitization, we deduct an Annual Maintenance Fee. The Annual Maintenance Fee is equal to $50 or 2% of your Unadjusted Account Value, whichever is less. This fee compensates us for administrative and operational costs in connection with the Annuity, such as maintaining our internal systems that support the Annuity. This fee will be deducted annually on the anniversary of the Issue Date of your Annuity or, if you surrender your Annuity during the Annuity Year, the fee is deducted at the time of surrender unless the surrender is taken within 30 days of the most recently assessed Annual Maintenance Fee. The fee is taken out first from the Sub-accounts on a pro rata basis, and then from the DCA MVA Options (if the amount in the Sub-accounts is insufficient to pay the fee). The Annual Maintenance Fee is only deducted if the sum of the Purchase Payments at the time the fee is deducted is less than $50,000. For purposes of determining the sum of the Purchase Payments at the time the fee is deducted, we do not reduce Purchase Payments by the amount of withdrawals. We do not impose the Annual Maintenance Fee upon Annuitization (unless Annuitization occurs on an Annuity anniversary), or the payment of a Death Benefit. For Beneficiaries that elect the Beneficiary Continuation Option, the Annual Maintenance Fee is the lesser of $30 or 2% of Unadjusted Account Value and is only assessed if the Unadjusted Account Value is less than $25,000 at the time the fee is due.

Tax Charge: Some states and some municipalities charge premium taxes or similar taxes on annuities that we are required to pay. The amount of tax will vary from jurisdiction to jurisdiction and is subject to change. We reserve the right to deduct the tax either when Purchase Payments are received, upon surrender or upon Annuitization. If deducted upon Annuitization, we would deduct the tax from your Unadjusted Account Value. The Tax Charge is designed to approximate the taxes that we are required to pay and is assessed as a percentage of Purchase Payments, Surrender Value, or Account Value as applicable. The Tax Charge currently ranges up to 3.5%. We may assess a charge against the Sub-accounts and the DCA MVA Options equal to any taxes which may be imposed upon the Separate Accounts. “Surrender Value” refers to the Account Value (which includes the effect of any MVA) less any applicable CDSC, any applicable tax charges, any charges assessable as a deduction from the Account Value for any optional benefits provided by rider or endorsement, and any Annual Maintenance Fee.

We will pay company income taxes on the taxable corporate earnings created by this Annuity. While we may consider company income taxes when pricing our products, we do not currently include such income taxes in the tax charges you pay under the Annuity. We will periodically review the issue of charging for these taxes, and may charge for these taxes in the future. We reserve the right to impose a charge for federal income taxes if we determine, in our sole discretion, that we will incur a tax as a result of the operation of the Separate Account.

28

In calculating our corporate income tax liability, we may derive certain corporate income tax benefits associated with the investment of company assets, including Separate Account assets, which are treated as company assets under applicable income tax law. These benefits reduce our overall corporate income tax liability. We do not pass these tax benefits through to holders of the Separate Account annuity contracts because (i) the contract Owners are not the Owners of the assets generating these benefits under applicable income tax law and (ii) we do not currently include company income taxes in the tax charges you pay under the Annuity.

Insurance Charge: We deduct an Insurance Charge daily based on the annualized rate shown in the “Summary of Contract Fees and Charges.” The charge, which is equal to 0.85% annually, is assessed against the assets allocated to the Sub-accounts. The Insurance Charge is the combination of the Mortality & Expense Risk Charge and the Administration Charge. The Insurance Charge is intended to compensate Pruco Life for providing the insurance benefits under the Annuity, including the Annuity’s Death Benefit (as described in “Death Benefits” later in this prospectus) that, subject to the Annuity’s terms and conditions, provides guaranteed benefits to your Beneficiaries even if your Account Value declines, and the risk that persons we guarantee annuity payments to will live longer than our assumptions. The charge further compensates us for our administrative costs associated with providing the Annuity benefits, including preparation of the contract and prospectus, confirmation statements, annual account statements and annual reports, legal and accounting fees as well as various related expenses. Finally, the charge compensates us for the risk that our assumptions about the mortality risks and expenses under the Annuity are incorrect and that we have agreed not to increase these charges over time despite our actual costs.

Charges for Optional Benefits

If you elect to purchase an optional benefit, we will deduct an additional charge. This charge compensates us for the guarantees provided by the living benefit (as described in “Living Benefits” later in this prospectus) and the risk that persons we guarantee living benefit payments to will live longer than our assumptions. The charge is deducted on each quarterly anniversary (each successive three-month anniversary of the benefit effective date), and is assessed against the greater of the Unadjusted Account Value and Protected Withdrawal Value calculated on the last Valuation Day prior to the quarterly anniversary at the quarterly equivalent of the applicable annualized rate. The Charge is taken out of the Sub-accounts quarterly. Please refer to the section entitled “Summary of Contract Fees and Charges” for the list of charges for each optional benefit.

Settlement Service Charge: If your Beneficiary takes the death benefit under a Beneficiary Continuation Option, the Insurance Charge no longer applies. However, we then begin to deduct a Settlement Service Charge which compensates us for the cost of providing administrative services in connection with the Beneficiary Continuation Option. This charge is assessed daily against the assets allocated to the Sub-accounts and is equal to an annualized charge of 1.00%.

Fees and Expenses Incurred by the Portfolios: Each Portfolio incurs total annualized operating expenses comprised of an investment management fee, other expenses and any distribution and service (12b-1) fees or short sale expenses that may apply. These fees and expenses are assessed against each Portfolio’s net assets, and reflected daily by each Portfolio before it provides Pruco Life with the net asset value as of the close of business each Valuation Day. More detailed information about fees and expenses can be found in the summary prospectuses and prospectuses for the Portfolios, which can be obtained by calling 1-888-PRU-2888 or at www.prudentialannuities.com.

DCA MVA Option Charges

No specific fees or expenses are deducted when determining the rates we credit to a DCA MVA Option. However, for some of the same reasons that we deduct the Insurance Charge against the Account Value allocated to the Sub-accounts, we also take into consideration mortality, expense, administration, profit and other factors in determining the interest rates we credit to a DCA MVA Option.

Annuity Payment Option Charges

There is no specific charge deducted from annuity payments; however, the amount of each annuity payment reflects assumptions about our insurance expenses. Also, a tax charge may apply.

EXCEPTIONS/REDUCTIONS TO FEES AND CHARGES

We may reduce or eliminate certain fees and charges or alter the manner in which the particular fee or charge is deducted. For example, we may reduce the amount of any CDSC or the length of time it applies, reduce or eliminate the amount of the Annual Maintenance Fee or reduce the portion of the total Insurance Charge that is deducted as an Administration Charge. We will not discriminate unfairly between Annuity purchasers if and when we reduce any fees and charges.

29

PURCHASING YOUR ANNUITY

REQUIREMENTS FOR PURCHASING THE ANNUITY

We may apply certain limitations, restrictions, and/or underwriting standards as a condition of our issuance of the annuity and/or acceptance of Purchase Payments. All such conditions are described below.

Initial Purchase Payment: An initial Purchase Payment is considered the first Purchase Payment received by us in Good Order and in an amount sufficient to issue your Annuity. This is the payment that issues your Annuity. All subsequent Purchase Payments allocated to the Annuity will be considered additional Purchase Payments. Unless we agree otherwise and subject to our rules, you must make a minimum initial Purchase Payment of $10,000. However, if you decide to make payments under a systematic investment or an electronic funds transfer program, we may accept a lower initial Purchase Payment provided that, within the first Annuity Year, your subsequent Purchase Payments plus your initial Purchase Payment total the minimum initial Purchase Payment amount required for the Annuity purchased.

We must approve any initial and additional Purchase Payments where the total amount of Purchase Payments equals $1,000,000 or more with respect to the aggregate of all annuities you are purchasing from us (or that you already own) and/or our affiliates. To the extent allowed by state law, that required approval also will apply to a proposed change of owner of the Annuity, if as a result of the ownership change, total Purchase Payments with respect to this Annuity and all other annuities owned by the new Owner would equal or exceed that $1 million threshold. We may limit additional Purchase Payments under other circumstances, as explained in “Additional Purchase Payments,” below.

Applicable laws designed to counter terrorists and prevent money laundering might, in certain circumstances, require us to block an Annuity Owner’s ability to make certain transactions, and thereby refuse to accept Purchase Payments or requests for transfers, partial withdrawals, total surrenders, death benefits, or income payments until instructions are received from the appropriate regulator. We also may be required to provide additional information about you and your Annuity to government regulators.

Except as noted below, Purchase Payments must be submitted by check drawn on a U.S. bank, in U.S. dollars, and made payable to Pruco Life. Purchase Payments may also be submitted via 1035 exchange or direct transfer of funds. Under certain circumstances, Purchase Payments may be transmitted to Pruco Life by wiring funds through your Financial Professional’s broker-dealer firm.

Additional Purchase Payments may also be applied to your Annuity under an electronic funds transfer, an arrangement where you authorize us to deduct money directly from your bank account. We may reject any payment if it is received in an unacceptable form. Our acceptance of a check is subject to our ability to collect funds.

Once we accept your application, we invest your Purchase Payment in your Annuity according to your instructions. You can allocate Purchase Payments to one or more available Investment Options. Investment restrictions will apply if you elect an optional benefit.

Speculative Investing: Do not purchase this Annuity if you, anyone acting on your behalf, and/or anyone providing advice to you plan to use it, or any of its riders, for speculation, arbitrage, viatication or any other type of collective investment scheme now or at any time prior to termination of the Annuity. Your Annuity may not be traded on any stock exchange or secondary market. By purchasing this Annuity, you represent and warrant that you are not using this Annuity, or any of its riders, for speculation, arbitrage, viatication or any other type of collective investment scheme.

Currently, we will not issue an Annuity, permit changes in ownership or allow assignments to certain ownership types, including but not limited to: corporations, partnerships and endowments.  Further, we will only issue an Annuity, allow changes of ownership and/or permit assignments to certain ownership types if the Annuity is held exclusively for the benefit of the designated Annuitant.  These rules are subject to state law.  You may name as Owner of the Annuity a grantor trust with one grantor only if the grantor is designated as the Annuitant.  You may name as Owner of the Annuity, subject to state availability, a grantor trust with two grantors only if the oldest grantor is designated as the Annuitant.  We will not issue Annuities to grantor trusts with more than two grantors and we will not permit co-grantors to be designated as either Joint Annuitants during the Accumulation Period or Contingent Annuitants.

Where the Annuity is owned by a grantor trust, the Annuity must be distributed within 5 years after the date of death of the first grantor’s death under § 72(s) of the Code.  If a non-Annuitant grantor predeceases the Annuitant, the Surrender Value will be payable.  The Surrender Value will be payable to the trust and there is no Death Benefit provided under the Annuity except as otherwise described below.  Between the date of death of the non-Annuitant grantor and the date that we distribute the Surrender Value, the Account Value is reduced by the Total Insurance Charge and subject to market fluctuations If the Annuitant dies after the death of the first grantor, but prior to the distribution of the Surrender Value of the Annuity, then the Death Benefit amount will be payable as a lump sum to the Beneficiary (ies) as described in the “Death Benefits” section of this prospectus.  See the “Death Benefits” section later in this prospectus for information on the amount payable if the Annuitant predeceases the non-Annuitant grantor.

30

Age Restrictions: Unless we agree otherwise and subject to our rules, in order to issue the annuity we must receive the application, in Good Order, before the oldest of the Owner(s) and Annuitant(s) turns 81 years old. The availability of certain optional living benefits may vary based on the age of the Owners and Annuitant. In addition, the selling firm through which you are purchasing the Annuity may impose a younger maximum issue age than what is described above – check with your selling firm for details. The “Annuitant” refers to the natural person upon whose life annuity payments payable to the Owner are based.

Additional Purchase Payments: Currently, you may make additional Purchase Payments, provided that the payment is at least $100 (we impose a $50 minimum for electronic funds transfer (“EFT”) purchases). We may amend this Purchase Payment minimum, and/or limit the Investment Options to which you may direct Purchase Payments. Purchase Payments are not permitted after the Account Value is reduced to zero.

Each additional Purchase Payment will be allocated to the Investment Options according to the instructions you provide with such Purchase Payment. You may not provide allocation instructions that apply to more than one additional Purchase Payment. Thus, if you have not provided allocation instructions with a particular Purchase Payment, we will allocate the Purchase Payment on a pro rata basis to the Sub-accounts in which your Account Value is then allocated, excluding Sub-accounts to which you may not choose to allocate Account Value, such as the AST Investment Grade Bond Sub-account. We will accept additional Purchase Payments up to and including the day prior to the later of (a) the oldest Owner’s 81st birthday (the Annuitant’s 81st birthday, if the Annuity is owned by an entity), or (b) the first anniversary of the Issue Date, unless otherwise required by applicable law or regulation to maintain the tax status of the Annuity.

For Annuities that have one of the Highest Daily Lifetime Income v2.1 benefits, we may limit, suspend or reject any additional Purchase Payment at any time, but would do so only on a non-discriminatory basis. Circumstances where we may limit, restrict, suspend or reject additional Purchase Payments include, but are not limited to, the following:

▪ if we determine that, as a result of the timing and amounts of your additional Purchase Payments and withdrawals, the Annual Income Amount is being increased in an unintended fashion (among the factors we will use in making a determination as to whether an action is designed to increase the Annual Income Amount in an unintended fashion is the relative size of additional Purchase Payment(s));

▪ if we are not then offering this benefit for new issues; or

▪ if we are offering a modified version of this benefit for new issues.

If we exercise our right to suspend, reject and/or place limitations on the acceptance of additional Purchase Payments, you may no longer be able to fund the Highest Daily Lifetime Income v2.1 benefit that you selected to the level you originally intended. This means that you may no longer be able to increase the values associated with your Highest Daily Lifetime Income v2.1 benefit through additional Purchase Payments. This would also impact your ability to make annual contributions to certain qualified Annuities.

When you purchase this Annuity and determine the amount of your initial Purchase Payment, you should consider the fact that we may suspend, reject or limit additional Purchase Payments at some point in the future. Please see the “Living Benefits” section later in this prospectus for further information on additional Purchase Payments.

Depending on the tax status of your Annuity (e.g, if you own the Annuity through an IRA), there may be annual contribution limits dictated by applicable law. Please see “Tax Considerations” for additional information on these contribution limits.

If you have elected to participate in the 6 or 12 Month DCA Program, your initial Purchase Payment will be applied to your chosen program. Each time you make an additional Purchase Payment, you will need to elect a new 6 or 12 Month DCA Program for that additional Purchase Payment. If you do not provide such instructions, we will allocate that additional Purchase Payment on a pro rata basis to the Sub-accounts in which your Account Value is then allocated, excluding Sub-accounts to which you may not electively allocate Account Value. Additionally, if your initial Purchase Payment is funded from multiple sources (e.g., a transfer of assets/1035 exchange) then the total amount that you have designated to fund your Annuity will be treated as the initial Purchase Payment for purposes of your participation in the 6 or 12 Month DCA Program.

Additional Purchase Payments may also be limited if the total Purchase Payments under this Annuity and other annuities equals or exceeds $1,000,000.00, as described in more detail in “Initial Purchase Payment,” above.

DESIGNATION OF OWNER, ANNUITANT AND BENEFICIARY: We will ask you to name the Owner(s), Annuitant and one or more Beneficiaries for your Annuity.

▪ Owner: Each Owner holds all rights under the Annuity. You may name up to two Owners in which case all ownership rights are held jointly. Generally, joint Owners are required to act jointly; however, if both Owners instruct us in a written form that we find acceptable, to allow one Owner to act independently on behalf of

31

both Owners we will permit one Owner to do so. All information and documents that we are required to send you will be sent to the first named Owner. Co-ownership by entity Owners or an entity Owner and an individual is not permitted. Refer to the Glossary of Terms for a complete description of the term “Owner.” Prior to Annuitization, there is no right of survivorship (other than any spousal continuation right that may be available to a surviving spouse).

▪ Annuitant: The Annuitant is the person upon whose life we make annuity payments. You must name an Annuitant who is a natural person. We do not accept a designation of joint Annuitants during the Accumulation Period. In limited circumstances and where allowed by law, we may allow you to name one or more “Contingent Annuitants” with our prior approval. Generally, a Contingent Annuitant will become the Annuitant if the Annuitant dies before the Annuity Date. Please refer to the discussion of “Considerations for Contingent Annuitants” in the Tax Considerations section of the prospectus.

▪ Beneficiary: The Beneficiary is the person(s) or entity you name to receive the Death Benefit. Your Beneficiary designation should be the exact name of your Beneficiary, not only a reference to the Beneficiary’s relationship to you. If you use a class designation in lieu of designating individuals (e.g. “surviving children”), we will pay the class of Beneficiaries as determined at the time of your death and not the class of Beneficiaries that existed at the time the designation was made. If no Beneficiary is named, the Death Benefit will be paid to you or your estate. For Annuities that designate a custodian or a plan as Owner, the custodian or plan must also be designated as the Beneficiary. If an Annuity is co-owned by spouses, we will assume that the sole primary Beneficiary is the surviving spouse that was named as the co-Owner, unless you elect an alternative Beneficiary designation.

Your right to make certain designations may be limited if your Annuity is to be used as an IRA or other “qualified” investment that is given beneficial tax treatment under the Code. You should seek competent tax advice on the income, estate and gift tax implications of your designations.

RIGHT TO CANCEL

You may cancel (or “Free Look”) your Annuity for a refund by notifying us in Good Order or by returning the Annuity to our Service Office or to the representative who sold it to you within 10 days after you receive it (or such other period as may be required by applicable law). The Annuity can be mailed or delivered either to us, at our Service Office, or to the representative who sold it to you. Return of the Annuity by mail is effective on being postmarked, properly addressed and postage prepaid.

Subject to applicable state law, the amount of the refund will equal the Account Value as of the Valuation Day we receive the returned Annuity at our Service Office or the cancellation request in Good Order, plus any fees or tax charges deducted from the Purchase Payment upon allocation to the Annuity or imposed under the Annuity, less any applicable federal and state income tax withholding. However, where we are required by applicable law to return Purchase Payments, we will return the greater of Account Value and Purchase Payments. If you had Account Value allocated to any DCA MVA Option upon your exercise of the Free Look, we will calculate any applicable MVA with a zero “Liquidity Factor”. See the section of this Prospectus entitled “Market Value Adjustment.”

SCHEDULED PAYMENTS DIRECTLY FROM A BANK ACCOUNT

You can make additional Purchase Payments to your Annuity by authorizing us to deduct money directly from your bank account and applying it to your Annuity. We may suspend or cancel electronic funds transfer privileges if sufficient funds are not available from the applicable financial institution on any date that a transaction is scheduled to occur. We may also suspend or cancel electronic funds transfer privileges if we have limited, restricted, suspended or terminated the ability of Owners to submit additional Purchase Payments.

SALARY REDUCTION PROGRAMS

These types of programs are only available with certain types of qualified investments. If your employer sponsors such a program, we may agree to accept periodic Purchase Payments through a salary reduction program as long as the allocations are not directed to the DCA MVA Options.

32

MANAGING YOUR ANNUITY

CHANGE OF OWNER, ANNUITANT AND BENEFICIARY DESIGNATIONS

In general, you may change the Owner, Annuitant and Beneficiary designations by sending us a request in Good Order, which will be effective upon receipt at our Service Office. As of the Valuation Day we receive an ownership change, including an assignment, any automated investment or withdrawal programs will be canceled. The new Owner must submit the applicable program enrollment if they wish to participate in such a program. Where allowed by law, such changes will be subject to our acceptance. Any change we accept is subject to any transactions processed by us before we receive the notice of change at our Service Office.

Some of the changes we will not accept include, but are not limited to:

▪ a new Owner subsequent to the death of the Owner or the first of any co-Owners to die, except where a spouse-Beneficiary has become the Owner as a result of an Owner’s death;

▪ a new Annuitant subsequent to the Annuity Date if the annuity option includes a life contingency;

▪ a new Annuitant prior to the Annuity Date if the Owner is an entity;

▪ a new Owner such that the new Owner is older than the age for which we would then issue the Annuity as of the effective date of such change, unless the change of Owner is the result of spousal continuation;

▪ any permissible designation change if the change request is received at our Service Office after the Annuity Date;

▪ A new Owner or Annuitant that is a certain ownership type, including but not limited to corporations, partnerships, endowments, or grantor trusts with more than two grantors (if allowed by state law); and

▪ a new Annuitant for an Annuity issued to a grantor trust where the new Annuitant is not the oldest grantor of the trust.

In general, you may change the Owner, Annuitant and Beneficiary designations as indicated above, and also may assign the Annuity. We will allow changes of ownership and/or assignments only if the Annuity is held exclusively for the benefit of the designated Annuitant. We accept assignments of nonqualified Annuities only.

We reserve the right to reject any proposed change of Owner, Annuitant or Beneficiary, as well as any proposed assignment of the Annuity.

We will reject a proposed change where the proposed Owner, Annuitant, Beneficiary or assignee is any of the following:

▪ a company(ies) that issues or manages viatical or structured settlements;

▪ an institutional investment company;

▪ an Owner with no insurable relationship to the Annuitant or Contingent Annuitant (a “Stranger-Owned Annuity” or “STOA”); or

▪ a change in designation(s) that does not comply with or that we cannot administer in compliance with Federal and/or state law.

We will implement this right on a non-discriminatory basis and to the extent allowed by state law, but are not obligated to process your request within any particular timeframe. There are restrictions on designation changes when you have elected certain optional living benefits. Please see Appendix C for Special Contract Provisions for Annuities Issued in Certain States.

Death Benefit Suspension Upon Change of Owner or Annuitant. If there is a change of Owner or Annuitant, the change may affect the amount of the Death Benefit. See “Death Benefits” later in this prospectus for additional details.

Spousal Designations

If an Annuity is co-owned by spouses, we will assume that the sole primary Beneficiary is the surviving spouse that was named as the co-Owner unless you designate a different Beneficiary. Note that any division of your Annuity due to divorce will be treated as a withdrawal and CDSC may apply. If CDSC is applicable, it cannot be divided between the owner and the non-owner ex-spouses. The non-owner ex-spouse may decide whether he or she would like to use the withdrawn funds to purchase a new Annuity that is then available to new contract owners. Please consult with your tax advisor regarding your personal situation if you will be transferring or dividing your Annuity pursuant to a divorce.

Prior to a 2013 Supreme Court decision, and consistent with Section 3 of the federal Defense of Marriage Act (“DOMA”), same sex marriages under state law were not recognized as same sex marriages for purposes of federal law. However, in United States v. Windsor, the U.S. Supreme Court struck down Section 3 of DOMA as unconstitutional, thereby recognizing a valid same sex marriage for federal law purposes. On June 26, 2015, the Supreme Court ruled in Obergefell v. Hodges that same-sex couples have a constitutional right to marry, thus requiring all states to allow same-sex marriage. The Windsor and Obergefell decisions mean that the federal and state tax law provisions applicable to an opposite sex spouse will also apply available to a same sex spouse. Please note that a civil union or registered domestic partnership is generally not recognized as a marriage.

Please consult with your tax or legal adviser for more information.

33

Contingent Annuitant

Generally, if an Annuity is owned by an entity and the entity has named a Contingent Annuitant, the Contingent Annuitant will become the Annuitant upon the death of the Annuitant, and no Death Benefit is payable. Unless we agree otherwise, the Annuity is only eligible to have a Contingent Annuitant designation if the entity which owns the Annuity is (1) a plan described in Internal Revenue Code Section 72(s)(5)(A)(i) (or any successor Code section thereto); (2) an entity described in Code Section 72(u)(1) (or any successor Code section thereto); or (3) a Custodial Account established to hold retirement assets for the benefit of the natural person Annuitant pursuant to the provisions of Section 408(a) of the Internal Revenue Code (or any successor Code section thereto) (“Custodial Account”).

Where the Annuity is held by a Custodial Account, the Contingent Annuitant will not automatically become the Annuitant upon the death of the Annuitant. Upon the death of the Annuitant, the Custodial Account will have the choice, subject to our rules, to either elect to receive the Death Benefit or elect to continue the Annuity. See “Spousal Continuation of Annuity” in “Death Benefits” for more information about how the Annuity can be continued by a Custodial Account, including the amount of the Death Benefit.

34

MANAGING YOUR ACCOUNT VALUE

There are several programs we administer to help you manage your Account Value, we describe our current programs in this section.

DOLLAR COST AVERAGING PROGRAMS

We offer Dollar Cost Averaging Programs during the Accumulation Period. In general, Dollar Cost Averaging allows you to systematically transfer an amount periodically from one Sub-account to one or more other Sub-accounts. You can choose to transfer earnings only, principal plus earnings or a flat dollar amount. You may elect a Dollar Cost Averaging program that transfers amounts monthly, quarterly, semi-annually, or annually from your Sub-accounts (if you make no selection, we will effect transfers on a monthly basis). In addition, you may elect the 6 or 12 Month DCA Program described below.

There is no guarantee that Dollar Cost Averaging will result in a profit or protect against a loss in a declining market.

6 OR 12 MONTH DOLLAR COST AVERAGING PROGRAM (THE “6 OR 12 MONTH DCA PROGRAM”)

The 6 or 12 Month DCA Program is subject to our rules at the time of election and may not be available in conjunction with other programs and benefits we make available. We may discontinue, modify or amend this program from time to time. The 6 or 12 Month DCA Program is not available in all states or with certain benefits or programs. Please see Appendix C for Special Contract Provisions for Annuities Issued in Certain States.

Criteria for Participating in the Program

▪ If you have elected to participate in the 6 or 12 Month DCA Program, your initial Purchase Payment will be applied to your chosen program. Each time you make an additional Purchase Payment, you will need to elect a new 6 or 12 Month DCA Program for that additional Purchase Payment. If you do not provide such instructions, we will allocate that additional Purchase Payment on a pro rata basis to the Sub-accounts in which your Account Value is then allocated, excluding Sub-accounts to which you may not electively allocate Account Value. Additionally, if your initial Purchase Payment is funded from multiple sources (e.g., a transfer of assets/1035 exchange) then the total amount that you have designated to fund your annuity will be treated as the initial Purchase Payment for purposes of your participation in the 6 or 12 Month DCA Program.

▪ You may only allocate Purchase Payments to the DCA MVA Options. You may not transfer Account Value into this program. To institute a program, you must allocate at least $2,000 to the DCA MVA Options.

▪ As part of your election to participate in the 6 or 12 Month DCA Program, you specify whether you want 6 or 12 monthly transfers under the program. We then set the monthly transfer amount, by dividing the Purchase Payment you have allocated to the DCA MVA Options by the number of months. For example, if you allocated $6,000, and selected a 6 month DCA Program, we would transfer $1,000 each month (with the interest earned added to the last payment). We will adjust the monthly transfer amount if, during the transfer period, the amount allocated to the DCA MVA Options is reduced. In that event, we will re-calculate the amount of each remaining transfer by dividing the amount in the DCA MVA Option (including any interest) by the number of remaining transfers. If the recalculated transfer amount is below the minimum transfer required by the program (currently $100), we will transfer the remaining amount from the DCA MVA Option on the next scheduled transfer and terminate the program.

▪ We impose no fee for your participation in the 6 or 12 Month DCA Program.

▪ You may cancel the DCA Program at any time. If you do, we will transfer any remaining amount held within the DCA MVA Options according to your instructions, subject to any applicable MVA. If you do not provide any such instructions, we will transfer any remaining amount held in the DCA MVA Options on a pro rata basis to the Sub-accounts in which you are invested currently, excluding any Sub-accounts to which you are not permitted to choose to allocate or transfer Account Value. If any such Sub-account is no longer available, we may allocate the amount that would have been applied to that Sub-account to the AST Money Market Sub-account, unless restricted due to benefit election.

▪ We credit interest to amounts held within the DCA MVA Options at the applicable declared rates. We credit such interest until the earliest of the following (a) the date the entire amount in the DCA MVA Option has been transferred out; (b) the date the entire amount in the DCA MVA Option is withdrawn; (c) the date as of which any Death Benefit payable is determined, unless the Annuity is continued by a spouse Beneficiary (in which case we continue to credit interest under the program); or (d) the Annuity Date.

▪ The interest rate earned in a DCA MVA Option will be no less than the minimum guaranteed interest rate. We may, from time to time, declare new interest rates for new Purchase Payments that are higher than the minimum guaranteed interest rate. Please note that the interest rate that we apply under the 6 or 12 Month DCA Program is applied to a declining balance. Therefore, the dollar amount of interest you receive will decrease as amounts are systematically transferred from the DCA MVA Option to the Sub-accounts, and the effective interest rate earned will therefore be less than the declared interest rate.

Details Regarding Program Transfers

▪ Transfers made under the Program are not subject to any MVA.

35

▪ Any partial withdrawals, transfers, or fees deducted from the DCA MVA Options will reduce the amount in the DCA MVA Options. If you have only one 6 or 12 Month DCA Program in operation, partial withdrawals, transfers, or fees may be deducted from the DCA MVA Options associated with that program. You may, however, have more than one 6 or 12 Month DCA Program operating at the same time (so long as any such additional 6 or 12 Month DCA Program is of the same duration). For example, you may have more than one 6 month DCA Program running, but may not have a 6 month Program running simultaneously with a 12 month Program.

▪ We will recalculate the monthly transfer amount to reflect the reduction of Account Value in the DCA MVA Option caused by a partial withdrawal, fees (including Annual Maintenance fee, Premium Based charge, or any other charges for optional benefits), or transfers of Account Value from the DCA MVA Option made by us pursuant to a transfer calculation formula under any optional benefits made a part of your Annuity (“Optional Benefit Transfer”). This recalculation may include some or all of the interest credited to the date of the next scheduled transfer. Any interest that is not included in the recalculated transfer amount will be paid with the final transfer amount, unless there is another subsequent withdrawal or Optional Benefit Transfer. If a partial withdrawal or Optional Benefit Transfer reduces the monthly transfer amount below the Minimum Monthly Transfer Amount shown in the DCA Program Schedule Supplement, the remaining balance in the DCA MVA Option will be transferred on the next monthly transfer date to the most-recently selected Investment Options applicable to the DCA MVA Option. If there is no Account Value remaining in the DCA MVA Option following a partial withdrawal or Optional Benefit Transfer, the DCA MVA Option will terminate.

▪ 6 or 12 Month DCA transfers will begin on the date the DCA MVA Option is established (unless modified to comply with state law) and on each month following until the entire principal amount plus earnings is transferred.

▪ We do not count transfers under the 6 or 12 Month DCA Program against the number of free transfers allowed under your Annuity.

▪ The minimum transfer amount is $100, although we will not impose that requirement with respect to the final amount to be transferred under the program.

▪ If you are not participating in an optional benefit, we will make transfers under the 6 or 12 month DCA Program to the Sub-accounts that you specified upon your election of the Program. If you are participating in any optional benefit, we will allocate amounts transferred out of the DCA MVA Options to the Sub-accounts that you specified upon your election of the 6 or 12 Month DCA Program, provided those instructions comply with the allocation requirements for the optional benefit. No portion of our monthly transfer under the 6 or 12 Month DCA Program will be directed initially to the AST Investment Grade Bond Sub-account used with the optional benefit (although the DCA MVA Option is treated as a “Permitted Sub-account” for purposes of transfers made by any predetermined mathematical formula associated with the optional benefit).

▪ If you are participating in an optional benefit and also are participating in the 6 or 12 Month DCA Program, and the predetermined mathematical formula under the benefit dictates a transfer from the Permitted Sub-accounts to the AST Investment Grade Bond Sub-account, then the amount to be transferred will be taken entirely from the Sub-accounts, provided there is sufficient Account Value in those Sub-accounts to meet the required transfer amount. Only if there is insufficient Account Value in those Sub-accounts will an amount be transferred from the DCA MVA Options associated with the 6 or 12 Month DCA Program. Amounts transferred from the DCA MVA Options under the formula will be taken on a last-in, first-out basis, without the imposition of a market value adjustment.

▪ If you are participating in one of our automated withdrawal programs (e.g., systematic withdrawals), we may include within that withdrawal program amounts held within the DCA MVA Options. If you have elected any optional benefit, any withdrawals will be taken on a pro rata basis from your Sub-accounts and the DCA MVA Options. Such withdrawals will be assessed any applicable MVA.

AUTOMATIC REBALANCING PROGRAMS

During the Accumulation Period, we offer Automatic Rebalancing among the Sub-accounts you choose. The “Accumulation Period” refers to the period of time from the Issue Date through the last Valuation Day immediately preceding the Annuity Date. You can choose to have your Account Value rebalanced monthly, quarterly, semi-annually, or annually. On the appropriate date, the Sub-accounts you choose are rebalanced to the allocation percentages you requested. With Automatic Rebalancing, we transfer the appropriate amount from the “overweighted” Sub-accounts to the “underweighted” Sub-accounts to return your allocations to the percentages you request. For example, over time the performance of the Sub-accounts will differ, causing your percentage allocations to shift. You may make additional transfers; however, the Automatic Rebalancing program will not reflect such transfers unless we receive instructions from you indicating that you would like to adjust the Automatic Rebalancing program. There is no minimum Account Value required to enroll in Automatic Rebalancing. All rebalancing transfers as part of an Automatic Rebalancing program are not included when counting the number of transfers each year toward the maximum number of free transfers. We do not deduct a charge for participating in an Automatic Rebalancing program. Participation in the Automatic Rebalancing program may be restricted if you are enrolled in certain other optional programs. Sub-accounts that are part of a systematic withdrawal program or Dollar Cost Averaging program will be excluded from an Automatic Rebalancing program.

36

If you are participating in an optional living benefit (such as Highest Daily Lifetime Income v2.1) that makes transfers under a predetermined mathematical formula, and you have elected Automatic Rebalancing, you should be aware that: (a) the AST Investment Grade Bond Sub-account used as part of the predetermined mathematical formula will not be included as part of Automatic Rebalancing and (b) the operation of the formula may result in the rebalancing not conforming to the percentage allocations that you specified originally as part of your Automatic Rebalancing program.

FINANCIAL PROFESSIONAL PERMISSION TO FORWARD TRANSACTION INSTRUCTIONS

Unless you direct us otherwise, your Financial Professional may forward instructions regarding the allocation of your Account Value and request financial transactions involving Investment Options. If your Financial Professional has this authority, we deem that all such transactions that are directed by your Financial Professional with respect to your Annuity have been authorized by you. You will receive a confirmation of any financial transaction involving the purchase or sale of Units of your Annuity. You must contact us immediately if and when you revoke such authority. We will not be responsible for acting on instructions from your Financial Professional until we receive notification of the revocation of such person’s authority. We may also suspend, cancel or limit these authorizations at any time. In addition, we may restrict the Investment Options available for transfers or allocation of Purchase Payments by such Financial Professional. We will notify you and your Financial Professional if we implement any such restrictions or prohibitions. PLEASE NOTE: Contracts managed by your Financial Professional also are subject to the restrictions on transfers between Investment Options that are discussed in the section below entitled “Restrictions on Transfers Between Investment Options.” We may also require that your Financial Professional transmit all financial transactions using the electronic trading functionality available through our Internet website (www.prudentialannuities.com). Limitations that we may impose on your Financial Professional under the terms of an administrative agreement (e.g., a custodial agreement) do not apply to financial transactions requested by an Owner on his or her own behalf, except as otherwise described in this prospectus.

RESTRICTIONS ON TRANSFERS BETWEEN INVESTMENT OPTIONS

During the Accumulation Period you may transfer Account Value between Investment Options subject to the restrictions outlined below. Transfers are not subject to taxation on any gain. We do not currently require a minimum amount in each Sub-account you allocate Account Value to at the time of any allocation or transfer. Although we do not currently impose a minimum transfer amount, we reserve the right to require that any transfer be at least $50.

Transfers under this Annuity consist of those you initiate or those made under a systematic program, such as the 6 or 12 Month DCA Program, another dollar cost averaging program, an asset rebalancing program, or pursuant to a mathematical formula as part of an optional benefit (e.g., Highest Daily Lifetime Income v2.1). The transfer restrictions discussed in this section apply only to transfers that you initiate, not any transfers under a program or the mathematical formula.

Once you have made 20 transfers among the Sub-accounts during an Annuity Year, we will accept any additional transfer request during that year only if the request is submitted to us in writing with an original signature and otherwise is in Good Order. For purposes of this 20 transfer limit, we (i) do not view a facsimile transmission or other electronic transmission as a “writing”, and (ii) will treat multiple transfer requests submitted on the same Valuation Day as a single transfer, and (iii) do not count any transfer that involves one of our systematic programs, such as automated withdrawals.

Frequent transfers among Sub-accounts in response to short-term fluctuations in markets, sometimes called “market timing,” can make it very difficult for a Portfolio manager to manage a Portfolio’s investments. Frequent transfers may cause the Portfolio to hold more cash than otherwise necessary, disrupt management strategies, increase transaction costs, or affect performance. In light of the risks posed to Owners and other investors by frequent transfers, we reserve the right to limit the number of transfers in any Annuity Year for all existing or new Owners and to take the other actions discussed below. We also reserve the right to limit the number of transfers in any Annuity Year or to refuse any transfer request for an Owner or certain Owners if: (a) we believe that excessive transfer activity (as we define it) or a specific transfer request or group of transfer requests may have a detrimental effect on Unit Values or the share prices of the Portfolios; or (b) we are informed by a Portfolio (e.g., by its Portfolio manager) that the purchase or redemption of shares in the Portfolio must be restricted because the Portfolio believes the transfer activity to which such purchase and redemption relates would have a detrimental effect on the share prices of the affected Portfolio. Without limiting the above, the most likely scenario where either of the above could occur would be if the aggregate amount of a trade or trades represented a relatively large proportion of the total assets of a particular Portfolio. In furtherance of our general authority to restrict transfers as described above, and without limiting other actions we may take in the future, we have adopted the following specific restrictions:

▪ With respect to each Sub-account (other than the AST Money Market Sub-account), we track amounts exceeding a certain dollar threshold that were transferred into the Sub-account. If you transfer such amount into a particular Sub-account, and within 30 calendar days thereafter transfer (the “Transfer Out”) all or a portion of that amount into another Sub-account, then upon the Transfer Out, the former Sub-account becomes restricted (the “Restricted Sub-account”). Specifically, we will not permit subsequent transfers into

37

the Restricted Sub-account for 90 calendar days after the Transfer Out if the Restricted Sub-account invests in a non-international Portfolio, or 180 calendar days after the Transfer Out if the Restricted Sub-account invests in an international Portfolio. For purposes of this rule, we (i) do not count transfers made in connection with one of our systematic programs, such as auto-rebalancing or under a predetermined mathematical formula used with an optional living benefit; and (ii) do not categorize as a transfer the first transfer that you make after the Issue Date, if you make that transfer within 30 calendar days after the Issue Date. Even if an amount becomes restricted under the foregoing rules, you are still free to redeem the amount from your Annuity at any time.

▪ We reserve the right to effect transfers on a delayed basis in accordance with our rules regarding frequent transfers. That is, we may price a transfer involving the Sub-accounts on the Valuation Day subsequent to the Valuation Day on which the transfer request was received. Before implementing such a practice, we would issue a separate written notice to Owners that explains the practice in detail.

If we deny one or more transfer requests under the foregoing rules, we will inform you or your Financial Professional promptly of the circumstances concerning the denial.

There are owners of different variable annuity contracts that are funded through the same Separate Account that may not be subject to the above-referenced transfer restrictions and, therefore, might make more numerous and frequent transfers than Annuity Owners who are subject to such limitations. Finally, there are owners of other variable annuity contracts or variable life contracts that are issued by Pruco Life as well as other insurance companies that have the same underlying mutual fund Portfolios available to them. Since some contract owners are not subject to the same transfer restrictions, unfavorable consequences associated with such frequent trading within the underlying Portfolio (e.g., greater Portfolio turnover, higher transaction costs, or performance or tax issues) may affect all contract owners. Similarly, while contracts managed by a Financial Professional are subject to the restrictions on transfers between Investment Options that are discussed above, if the Financial Professional manages a number of contracts in the same fashion unfavorable consequences may be associated with management activity since it may involve the movement of a substantial portion of an underlying Portfolio’s assets which may affect all contract owners invested in the affected options. Apart from jurisdiction-specific and contract differences in transfer restrictions, we will apply these rules uniformly (including contracts managed by a Financial Professional) and will not waive a transfer restriction for any Owner.

Although our transfer restrictions are designed to prevent excessive transfers, they are not capable of preventing every potential occurrence of excessive transfer activity. The Portfolios have adopted their own policies and procedures with respect to excessive trading of their respective shares, and we reserve the right to enforce any such current or future policies and procedures. The prospectuses for the Portfolios describe any such policies and procedures, which may be more or less restrictive than the policies and procedures we have adopted. Under SEC rules, we are required to: (1) enter into a written agreement with each Portfolio or its principal underwriter or its transfer agent that obligates us to provide to the Portfolio promptly upon request certain information about the trading activity of individual contract Owners (including an Annuity Owner’s TIN number), and (2) execute instructions from the Portfolio to restrict or prohibit further purchases or transfers by specific Owners who violate the excessive trading policies established by the Portfolio. In addition, you should be aware that some Portfolios may receive “omnibus” purchase and redemption orders from other insurance companies or intermediaries such as retirement plans. The omnibus orders reflect the aggregation and netting of multiple orders from individual owners of variable insurance contracts and/or individual retirement plan participants. The omnibus nature of these orders may limit the Portfolios in their ability to apply their excessive trading policies and procedures. In addition, the other insurance companies and/or retirement plans may have different policies and procedures or may not have any such policies and procedures because of contractual limitations. For these reasons, we cannot guarantee that the Portfolios (and thus Annuity Owners) will not be harmed by transfer activity relating to other insurance companies and/or retirement plans that may invest in the Portfolios.

A Portfolio also may assess a short-term trading fee (also referred to as “redemption fee”) in connection with a transfer out of the Sub-account investing in that Portfolio that occurs within a certain number of days following the date of allocation to the Sub-account. Each Portfolio determines the amount of the short-term trading fee and when the fee is imposed. The fee is retained by or paid to the Portfolio and is not retained by us. The fee will be deducted from your Account Value, to the extent allowed by law. At present, no Portfolio has adopted a short-term trading fee.

38

ACCESS TO ACCOUNT VALUE

TYPES OF DISTRIBUTIONS AVAILABLE TO YOU

During the Accumulation Period you can access your Account Value through partial withdrawals, systematic withdrawals, and where required for tax purposes, Required Minimum Distributions. You can also surrender your Annuity at any time. Depending on your instructions, we may deduct a portion of the Account Value being withdrawn or surrendered as a CDSC. If you surrender your Annuity, in addition to any CDSC, we may deduct the Annual Maintenance Fee, the Premium Based Charge if the surrender occurs on the Quarterly Anniversary that the charge is due, any Tax Charge that applies and the charge for any optional living benefits and may impose an MVA. Certain amounts may be available to you each Annuity Year that are not subject to a CDSC. These are called “Free Withdrawals.” Unless you notify us differently as permitted, partial withdrawals are taken pro rata (i.e. “pro rata” meaning that the percentage of each Investment Option withdrawn is the same percentage that the Investment Option bears to the total Account Value). Each of these types of distributions is described more fully below.

If you have an optional living benefit and you take a withdrawal deemed to be Excess Income that brings your Unadjusted Account Value to zero, both the benefit and the Annuity itself will terminate. See “Living Benefits” later in this prospectus for more information.

TAX IMPLICATIONS FOR DISTRIBUTIONS FROM NONQUALIFIED ANNUITIES

Prior to Annuitization

For federal income tax purposes, a distribution prior to Annuitization is deemed to come first from any “gain” in your Annuity and second as a return of your “cost basis”, if any. Distributions from your Annuity are generally subject to ordinary income taxation on the amount of any investment gain unless the distribution qualifies as a non-taxable exchange or transfer. If you take a distribution prior to the taxpayer’s age 59 1/2, you may be subject to a 10% penalty in addition to ordinary income taxes on any gain. You may wish to consult a professional tax adviser for advice before requesting a distribution.

During the Annuitization Period

During the Annuitization period, a portion of each annuity payment is taxed as ordinary income at the tax rate you are subject to at the time of the payment. The Code and regulations have “exclusionary rules” that we use to determine what portion of each annuity payment should be treated as a return of any cost basis you have in your Annuity. Once the cost basis in your Annuity has been distributed, the remaining annuity payments are taxable as ordinary income. The cost basis in your Annuity may be based on the cost basis from a prior contract in the case of a 1035 exchange or other qualifying transfer.

There may also be tax implications on distributions from qualified Annuities. See “Tax Considerations” for information about qualified Annuities and for additional information about nonqualified Annuities.

FREE WITHDRAWAL AMOUNTS

You can make a full or partial withdrawal from the Annuity during the Accumulation Period, although a CDSC, MVA, and tax consequences may apply. The Annuity offers a “Free Withdrawal” amount that applies only to partial withdrawals. The Free Withdrawal amount is the amount that can be withdrawn from your Annuity each Annuity Year without the application of any CDSC. The Free Withdrawal amount during each Annuity Year is equal to 10% of all Purchase Payments that are currently subject to a CDSC. Withdrawals made within an Annuity Year reduce the Free Withdrawal amount available for the remainder of the Annuity Year. If you do not make a withdrawal during an Annuity Year, you are not allowed to carry over the Free Withdrawal amount to the next Annuity Year.

▪ The Free Withdrawal amount is not available if you choose to surrender your Annuity. Amounts withdrawn as a Free Withdrawal do not reduce the amount of CDSC that may apply upon a subsequent partial withdrawal or surrender of your Annuity.

▪ You can also make partial withdrawals in excess of the Free Withdrawal amount. The minimum partial withdrawal you may request is $100.

Example. This example assumes that no withdrawals have previously been taken.

On January 3rd, to purchase your Annuity, you make an initial Purchase Payment of $20,000.

On January 3rd of the following calendar year, you make a subsequent Purchase Payment to your Annuity of $10,000.

▪ Because in Annuity Year 1 your initial Purchase Payment of $20,000 is still within the CDSC schedule (see “Annuity Owner Transaction Expenses”), your Free Withdrawal amount in Annuity Year 1 equals $20,000 × 0.10, or $2,000.

▪ Because in Annuity Year 2 both your initial Purchase Payment of $20,000 and your subsequent Purchase Payment of $10,000 are still within the CDSC schedule (see “Annuity Owner Transaction Expenses”), your

39

Free Withdrawal amount in Annuity Year 2 equals $20,000 × 0.10, plus $10,000 × 0.10, or $2,000 + $1,000 for a total of $3,000.

To determine if a CDSC applies to partial withdrawals, we first determine if you have previously withdrawn all Purchase Payments. If so, no CDSC applies. If you have not previously withdrawn all Purchase Payments, we:

1. First determine what, if any, amounts qualify as a Free Withdrawal. These amounts are not subject to the CDSC.

2. Next determine what, if any, remaining amounts are in excess of the Free Withdrawal amount. These amounts will be treated as withdrawals of Purchase Payments, as described in “Fees, Charges and Deductions – Contingent Deferred Sales Charge (“CDSC”)” earlier in this prospectus. These amounts may be subject to the CDSC. Purchase Payments are withdrawn on a first-in, first-out basis.

3. Withdraw any remaining amounts from any other Account Value (including gains). These amounts are not subject to the CDSC.

Your withdrawal will include the amount of any applicable CDSC. Generally, you can request a partial withdrawal as either a “gross” or “net” withdrawal. In a “gross” withdrawal, you request a specific withdrawal amount, with the understanding that the amount you actually receive is reduced by any applicable CDSC or tax withholding. Therefore, you may receive less than the dollar amount you specify. In a “net” withdrawal, you request a withdrawal for an exact dollar amount, with the understanding that any applicable deduction for CDSC or tax withholding is taken from your remaining Unadjusted Account Value. Therefore, a larger amount may be deducted from your Unadjusted Account Value than the amount you specify. No matter how you specify the withdrawal, any MVA will not be applied to the amount you receive, but instead will be applied to your Unadjusted Account Value.

We will deduct the partial withdrawal from your Unadjusted Account Value in accordance with your instructions, although if you have an optional living benefit, your withdrawal must be taken pro rata from each of your Investment Options. For purposes of calculating the applicable portion to deduct from the DCA MVA Options, the Unadjusted Account Value in all your DCA MVA Options is deemed to be in one Investment Option. If you provide no instructions, then we will take the withdrawal according to the DCA MVA Option Hierarchy defined in “Fees, Charges and Deductions” earlier in this prospectus.

Please be aware that although a given partial withdrawal may qualify as a free withdrawal for purposes of not incurring a CDSC, the amount of the withdrawal could exceed the Annual Income Amount under one of the Highest Daily Lifetime Income v2.1 benefits. In that scenario, the partial withdrawal would be deemed “Excess Income” – thereby reducing your Annual Income Amount for future years. For example, if the Annual Income Amount under Highest Daily Lifetime Income v2.1 were $2,000 and a $2,500 withdrawal that qualified as a free withdrawal were made, the withdrawal would be deemed Excess Income, in the amount of $500.

SYSTEMATIC WITHDRAWALS FROM MY ANNUITY DURING THE ACCUMULATION PERIOD

Our systematic withdrawal program is an administrative program designed for you to withdraw a specified amount from your Annuity on an automated basis at the frequency you select. This program is available to you at no additional charge. We may cease offering this program or change the administrative rules related to the program at any time on a non-discriminatory basis.

You may not have a systematic withdrawal program, as described in this section, if you are receiving substantially equal periodic payments under Sections 72(t) and 72(q) of the Internal Revenue Code or Required Minimum Distributions.

You may terminate your systematic withdrawal program at any time. Ownership changes to, and assignment of, your Annuity will terminate any systematic withdrawal program on the Annuity as of the effective date of the change or assignment. Requesting partial withdrawals while you have a systematic withdrawal program may also terminate your systematic withdrawal program as described below.

Please note that systematic withdrawals may be subject to any applicable CDSC and/or an MVA. We will determine whether a CDSC applies and the amount in the same way as we would for a partial withdrawal.

The minimum amount for each systematic withdrawal is $100. If any scheduled systematic withdrawal is for less than $100 (which may occur under a program that provides payment of an amount equal to the earnings in your Annuity for the period requested), we may postpone the withdrawal and add the expected amount to the amount that is to be withdrawn on the next scheduled systematic withdrawal.

If you have not elected an living benefit, we will withdraw systematic withdrawals from the Investment Options you have designated (your “designated Investment Options”). If you do not designate Investment Options for systematic withdrawals, we will withdraw systematic withdrawals pro rata based on the Account Value in the Investment Options at the time we pay out your withdrawal. “Pro rata” means that the percentage of each Investment Option withdrawn is the same percentage that the Investment Option bears to the total Account Value. For any scheduled systematic withdrawal for which you have elected a specific dollar amount and have specified percentages to be withdrawn from your designated Investment Options, if the amounts in your designated Investment Options cannot satisfy such instructions, we will

40

withdraw systematic withdrawals pro rata (as described above) based on the Account Value across all of your Investment Options.

If you have certain optional living benefits that guarantee Lifetime Withdrawals (e.g., Highest Daily Lifetime Income v2.1 ) and elect, or have elected, to receive Lifetime Withdrawals using our systematic withdrawal program, please be advised of the current administrative rules associated with this program:

▪ Systematic withdrawals must be taken from your Account Value on a pro rata basis from the Investment Options at the time we process each withdrawal.

▪ If you either have an existing or establish a new systematic withdrawal program for an amount less than, or equal to, your Annual Income Amount and we receive a request for a partial withdrawal from your Annuity in Good Order, we will process your partial withdrawal request and may cancel your systematic withdrawal program.

▪ If you either have or establish a new systematic withdrawal program for an amount greater than your Annual Income Amount, it is important to note that these systematic withdrawals may result in Excess Income which will negatively impact your Annual Income Amount available in future Annuity Years. A combination of partial withdrawals and systematic withdrawals for an amount greater than your Annual Income Amount will further negatively impact your future Annual Income Amount.

▪ For a discussion of how a withdrawal of Excess Income would impact your optional living benefits, see “Living Benefits” later in this prospectus.

▪ If you are taking your entire Annual Income Amount through the systematic withdrawal program, you must take that withdrawal as a gross withdrawal, not a net withdrawal.

SYSTEMATIC WITHDRAWALS UNDER SECTIONS 72(t)/72(q) OF THE INTERNAL REVENUE CODE

If your Annuity is used as a funding vehicle for certain retirement plans that receive special tax treatment under Sections 401, 403(b), 408 or 408A of the Code, Section 72(t) of the Code may provide an exception to the 10% penalty tax on distributions made prior to age 59 1/2 if you elect to receive distributions as a series of “substantially equal periodic payments.” For Annuities issued as nonqualified annuities, the Code may provide a similar exemption from penalty under Section 72(q) of the Code. Systematic withdrawals under Sections 72(t)/72(q) may be subject to a CDSC and/or an MVA. To request a program that complies with Sections 72(t)/72(q), you must provide us with certain required information in writing on a form acceptable to us. We may require advance notice to allow us to calculate the amount of 72(t)/72(q) withdrawals. The minimum amount for any such withdrawal is $100 and payments may be made monthly, quarterly, semi-annually or annually.

You may also annuitize your Annuity and begin receiving payments for the remainder of your life (or life expectancy) as a means of receiving income payments before age 59 1/2 that are not subject to the 10% penalty.

Please note that if a withdrawal under Sections 72(t) or 72(q) is scheduled to be effected between the last Valuation Day prior to December 25th and December 31st of a given year, then we will process the withdrawal on the last Valuation Day prior to December 25th of that year.

REQUIRED MINIMUM DISTRIBUTIONS

Required Minimum Distributions are a type of systematic withdrawal we allow to meet distribution requirements under Sections 401, 403(b) or 408 of the Code. Required Minimum Distribution rules do not apply to Roth IRAs during the Owner’s lifetime. Under the Code, you may be required to begin receiving periodic amounts from your Annuity. In such case, we will allow you to make systematic withdrawals in amounts that satisfy the minimum distribution rules under the Code. We do not assess a CDSC (if applicable) or an MVA on Required Minimum Distributions from your Annuity if you are required by law to take such Required Minimum Distributions from your Annuity at the time it is taken, provided the amount withdrawn is the amount we calculate as the Required Minimum Distribution and is paid out through a program of systematic withdrawals that we make available. However, a CDSC (if applicable) or an MVA may be assessed on that portion of a systematic withdrawal that is taken to satisfy the Required Minimum Distribution rules in relation to other savings or investment plans under other qualified retirement plans.

The amount of the Required Minimum Distribution may depend on other annuities, savings or investments. We will only calculate the amount of your Required Minimum Distribution based on the value of your Annuity. We require three (3) days advance written notice to calculate and process the amount of your payments. You may elect to have Required Minimum Distributions paid out monthly, quarterly, semi-annually or annually. The $100 minimum amount that applies to systematic withdrawals applies to monthly Required Minimum Distributions but does not apply to Required Minimum Distributions taken out on a quarterly, semi-annual or annual basis.

You may also annuitize your Annuity and begin receiving payments for the remainder of your life (or life expectancy) as a means of receiving income payments and satisfying the Required Minimum Distribution rules under the Code. Please see “Living Benefits” for further information relating to Required Minimum Distributions if you own a Living benefit.

41

In any year in which the requirement to take Required Minimum Distributions is suspended by law, we reserve the right, in our sole discretion and regardless of any position taken on this issue in a prior year, to treat any amount that would have been considered as a Required Minimum Distribution if not for the suspension as eligible for treatment as described herein.

Please note that if a Required Minimum Distribution is scheduled to be effected between the last Valuation Day prior to December 25th and December 31st of a given year, then we will process the Required Minimum Distribution on the last Valuation Day prior to December 25th of that year.

See “Tax Considerations” for a further discussion of Required Minimum Distributions. For the impact of Required Minimum Distributions on optional living benefits and Excess Income, see “Living Benefits – Highest Daily Lifetime Income v2.1 Benefit – Required Minimum Distributions.”

42

SURRENDERS

SURRENDER VALUE

During the Accumulation Period, you can surrender your Annuity at any time, and you will receive the Surrender Value. Upon surrender of your Annuity, you will no longer have any rights under the surrendered Annuity. Your Surrender Value is equal to the Account Value (which includes the effect of any MVA) less any applicable CDSC, any applicable tax charges, any applicable living benefit charge and any Annual Maintenance Fee.

Please Note: Although the Premium Based Charge is not included in the surrender value calculation, if you surrender your Annuity on a Quarterly Annuity Anniversary, any applicable Premium Based Charges will apply.

We apply as a threshold, in certain circumstances, a minimum Surrender Value of $2,000. If you purchase an Annuity without a lifetime guaranteed minimum withdrawal benefit, we will not allow you to take any withdrawals that would cause your Annuity’s Account Value, after taking the withdrawal, to fall below the minimum Surrender Value. Likewise, if you purchase an Annuity with a lifetime guaranteed minimum withdrawal benefit, we will not allow you to take a Non-Lifetime Withdrawal (see “Living Benefits – Non-Lifetime Withdrawal Feature”) that would cause your Annuity’s Account Value, after taking the withdrawal, to fall below the minimum Surrender Value. See “Annuity Options” later in this prospectus for information on the impact of the minimum Surrender Value at annuitization.

MEDICALLY-RELATED SURRENDERS

Where permitted by law, you may request to surrender all or part of your Annuity prior to the Annuity Date without application of any otherwise applicable CDSC upon occurrence of a medically-related “Contingency Event” as described below (a “Medically-Related Surrender”). The availability and requirements of such surrender and waiver may vary by state. Although a CDSC will not apply to a qualifying Medically-Related Surrender, please be aware that a withdrawal from the Annuity before you have reached age 59 1/2 may be subject to a 10% tax penalty and other tax consequences – see “Tax Considerations” later in this prospectus.

If you request a full surrender, the amount payable will be your Account Value as of the date we receive, in Good Order, your request to surrender your Annuity. Any applicable MVA will apply to a medically-related surrender.

This waiver of any applicable CDSC is subject to our rules in place at the time of your request, which currently include but are not limited to the following:

▪ If the Owner is an entity, the Annuitant must have been named or any change of Annuitant must have been accepted by us, prior to the “Contingency Event” described below in order to qualify for a Medically-Related Surrender;

▪ If the Owner is an entity, the Annuitant must be alive as of the date we pay the proceeds of such surrender request;

▪ If the Owner is one or more natural persons, all such Owners must also be alive at such time;

▪ We must receive satisfactory proof of the Owner's (or the Annuitant's if entity-owned) confinement in a Medical Care Facility or Fatal Illness in writing on a form satisfactory to us; and

▪ No additional Purchase Payments can be made to the Annuity.

We reserve the right to impose a maximum amount of a Medically-Related Surrender (equal to $500,000), but we do not currently impose that maximum. That is, if the amount of a partial medically-related withdrawal request, when added to the aggregate amount of Medically-Related Surrenders you have taken previously under this Annuity and any other annuities we and/or our affiliates have issued to you exceeds that maximum amount, we reserve the right to treat the amount exceeding that maximum as not an eligible Medically-Related Surrender. A “Contingency Event” occurs if the Owner (or Annuitant if entity-owned) is:

▪ first confined in a “Medical Care Facility” after the Issue Date and while the Annuity is in force, remains confined for at least 90 consecutive days, and remains confined on the date we receive the Medically-Related Surrender request at our Service Office; or

▪ first diagnosed as having a “Fatal Illness” after the Issue Date and while the Annuity is in force. We may require a second or third opinion by a licensed physician chosen by us regarding a diagnosis of Fatal Illness. We will pay for any such second or third opinion.

“Fatal Illness” means a condition (a) diagnosed by a licensed physician; and (b) that is expected to result in death within 24 months after the diagnosis in 80% of the cases diagnosed with the condition. “Medical Care Facility” means a facility operated and licensed pursuant to the laws of any United States jurisdiction providing medically necessary in-patient care, which is (a) prescribed by a licensed physician in writing; (b) recognized as a general hospital or long-term care facility by the proper authority of the United States jurisdiction in which it is located; (c) recognized as a general hospital by the Joint Commission on the Accreditation of Hospitals; and (d) certified as a hospital or long-term care facility; OR (e) a nursing home licensed by the United States jurisdiction in which it is located and offers the services of a Registered Nurse (RN) or

43

Licensed Practical Nurse (LPN) 24 hours a day that maintains control of all prescribed medications dispensed and daily medical records. This waiver is not currently available in California and Massachusetts.

44

ANNUITY OPTIONS

Annuitization involves converting your Unadjusted Account Value to an annuity payment stream, the length of which depends on the terms of the applicable annuity option. Thus, once annuity payments begin, your death benefit, if any, is determined solely under the terms of the applicable annuity payment option, and you no longer participate in any optional living benefit (unless you have annuitized under that benefit). We currently make annuity options available that provide fixed annuity payments. Fixed annuity payments provide the same amount with each payment. Please refer to the “Living Benefits” section in this prospectus for a description of annuity options that are available when you elect one of the living benefits. You must annuitize your entire Unadjusted Account Value; partial annuitizations are not allowed.

You have a right to choose your annuity start date, provided that it is no later than the first day of the calendar month next following the 95th birthday of the oldest of any Owner and Annuitant whichever occurs first (“Latest Annuity Date”) and no earlier than the earliest permissible Annuity Date. If you do not request an earlier Annuity Date in writing, then your Annuity Date will be the Latest Annuity Date. You may choose one of the Annuity Options described below, and the frequency of annuity payments. Certain annuity options and/or periods certain may not be available, depending on the age of the Annuitant. If a CDSC is still remaining on your Annuity, any period certain must be at least 10 years (or the maximum period certain available, if life expectancy is less than 10 years). You may change your choices before the Annuity Date.

If needed, we will require proof in Good Order of the Annuitant’s age before commencing annuity payments. Likewise, we may require proof in Good Order that an Annuitant is still alive, as a condition of our making additional annuity payments while the Annuitant lives. We will seek to recover any life income annuity payments that we made after the death of the Annuitant.

If the initial annuity payment would be less than $100, we will not allow you to annuitize (except as otherwise specified by applicable law). Instead, we will pay you your current Unadjusted Account Value in a lump sum and terminate your Annuity. Similarly, we reserve the right to pay your Unadjusted Account Value in a lump sum, rather than allow you to annuitize, if the Surrender Value of your Annuity is less than $2,000 on the Annuity Date.

Once annuity payments begin, you no longer receive benefits under any optional living benefit (unless you have annuitized under that benefit) or the Death Benefits described below.

Certain of these annuity options may be available as “settlement options” to Beneficiaries who choose to receive the Death Benefit proceeds as a series of payments instead of a lump sum payment.

Please note that you may not annuitize within the first three Annuity Years (except as otherwise specified by applicable law),

Option 1

Annuity Payments for a Period Certain: Under this option, we will make equal payments for the period chosen (the “period certain”), up to 25 years (but not to exceed the life expectancy of the Annuitant at the time the Annuity Option becomes effective, as computed under applicable IRS tables). The annuity payments may be made monthly, quarterly, semiannually, or annually, as you choose, for the fixed period. If the Owner dies before the end of period certain, payments will continue to any surviving Owner, or if there is no surviving Owner, the named Beneficiary or your estate if no Beneficiary is named for the remainder of the period certain.

Option 2

Life Income Annuity Option with a Period Certain: Under this option, income is payable monthly, quarterly, semiannually, or annually for the period certain, subject to our then current rules, and thereafter until the death of the Annuitant. Should the Owner or Annuitant die before the end of the period certain, the remaining period certain payments are paid to any surviving Owner, or if there is no surviving Owner, the named Beneficiary, or your estate if no Beneficiary is named, until the end of the period certain. If an annuity option is not selected by the Annuity Date, this is the option we will automatically select for you. We will use a period certain of 10 years, or a shorter duration if the Annuitant’s life expectancy at the time the Annuity Option becomes effective, as computed under applicable IRS tables, is less than 10 years. If in this instance the duration of the period certain is prohibited by applicable law, then we will pay you a lump sum in lieu of this option.

Other Annuity Options We May Make Available

At the Annuity Date, we may make available other annuity options not described above. The additional options we currently offer are:

▪ Life Annuity Option. We currently make available an annuity option that makes payments for the life of the Annuitant. Under that option, income is payable monthly, quarterly, semiannually, or annually, as you choose, until the death of the Annuitant. No additional annuity payments are made after the death of the Annuitant. No minimum number of payments

45

is guaranteed. It is possible that only one payment will be payable if the death of the Annuitant occurs before the date the second payment was due, and no other payments nor death benefits would be payable.

▪ Joint Life Annuity Option. Under the joint lives option, income is payable monthly, quarterly, semiannually, or annually, as you choose, during the joint lifetime of two Annuitants, ceasing with the last payment prior to the death of the second Annuitant. No minimum number of payments is guaranteed under this option. It is possible that only one payment will be payable if the death of all the Annuitants occurs before the date the second payment was due, and no other payments or death benefits would be payable.

▪ Joint Life Annuity Option With a Period Certain. Under this option, income is payable monthly, quarterly, semiannually, or annually for the number of years selected (the “period certain”), subject to our current rules, and thereafter during the joint lifetime of two Annuitants, ceasing with the last payment prior to the death of the second Annuitant. If the Annuitants’ joint life expectancy is less than the period certain, we will institute a shorter period certain, determined according to applicable IRS tables. Should the two Annuitants die before the end of the period certain, the remaining period certain payments are paid to any surviving Owner, or if there is no surviving Owner, the named Beneficiary, or to your estate if no Beneficiary is named, until the end of the period certain.

We reserve the right to cease offering any of these Other Annuity Options. If we do so, we will amend this prospectus to reflect the change. We reserve the right to make available other annuity or settlement options.

46

L IVING BENEFITS

Pruco Life offers different optional living benefits, for an additional charge, that can provide retirement income protection for Owners while they are alive. Optional benefits are not available if your Annuity is held as a Beneficiary Annuity. Notwithstanding the additional protection provided under the optional living benefits, the additional cost has the impact of reducing net performance of the Investment Options. Each optional benefit offers a type of guarantee, regardless of the performance of the Sub-accounts, that may be appropriate for you depending on the manner in which you intend to make use of your Annuity while you are alive. We reserve the right to cease offering any of these optional living benefits for new elections at any time. Depending on which optional living benefit you choose, you can have substantial flexibility to invest in the Sub-accounts while:

▪  guaranteeing a minimum amount of growth to be used as the basis for lifetime withdrawals; or

▪  guaranteeing a minimum amount of growth to be used as the basis for withdrawals over the life of two spouses

We currently offer the following “living benefits”:

▪ Highest Daily Lifetime Income v2.1

▪ Spousal Highest Daily Lifetime Income v2.1

Each living benefit requires your participation in a predetermined mathematical formula that may transfer your account value between the Sub-accounts you have chosen from among those we permit with the benefit (i.e., the “permitted Sub-accounts”) and the AST Investment Grade Bond Sub-account. See “Investment Options” for a list of permitted Sub-accounts available with the Highest Daily Lifetime Income v2.1 suite of benefits. The optional living benefit investment requirements and the applicable formula are designed to reduce the difference between your Account Value and our liability under the benefit. Minimizing such difference generally benefits us by decreasing the risk that we will use our own assets to make benefit payments to you. The investment requirements and the formula do not guarantee any reduction in risk or volatility or any increase in Account Value. In fact, the investment requirements could mean that you miss appreciation opportunities in other investment options. The formula could mean that you miss opportunities for investment gains in your selected Sub-accounts while Account Value is allocated to the AST Investment Grade Bond Sub-account, and there is no guarantee that the AST Investment Grade Bond Sub-account will not lose value. We are not providing you with investment advice through the use of the formula. In addition, the formula does not constitute an investment strategy that we are recommending to you.

The Highest Daily Lifetime v2.1 benefits are “Lifetime Guaranteed Minimum Withdrawal Benefits.” These benefits are designed for someone who wants a guaranteed lifetime income stream through withdrawals over time, rather than by annuitizing. Please note that there is a Latest Annuity Date under your Annuity, by which date annuity payments must commence.

Under any of the Guaranteed Lifetime Withdrawal Benefits, withdrawals in excess of the Annual Income Amount, called “Excess Income,” will impact the value of the benefit including a permanent reduction in future guaranteed amounts.

Please refer to the benefit description that follows for a complete description of the terms, conditions and limitations of each optional benefit. See the chart in the “Investment Options” section of the Prospectus for a list of Investment Options available and permitted with each benefit. We reserve the right to terminate a benefit if you allocate funds into non-permitted Investment Options. Prior to terminating a benefit, we will send you written notice and provide you with an opportunity to reallocate to permitted Investment Options applicable to your benefit. You should consult with your Financial Professional to determine if any of these optional benefits may be appropriate for you based on your financial needs. As is the case with optional living benefits in general, the fulfillment of our guarantee under these benefits is dependent on our claims-paying ability.

Termination of Existing Benefits and Election of New Benefits

If you elect an optional living benefit, you may subsequently terminate the benefit and elect one of the then currently available benefits, subject to availability of the benefit at that time and our then current rules. Note that once you terminate an existing benefit, you lose the guarantees that you had accumulated under your existing benefit and will begin the new guarantees under the new benefit you elect based on your Unadjusted Account Value as of the date the new benefit becomes effective. There is currently no waiting period to make a new benefit election (you may elect a new benefit beginning on the next Valuation Day), provided that upon such an election, your Account Value must be allocated to the Investment Options permitted for the optional benefit. We reserve the right to waive, change and/or further limit availability and election frequencies in the future. Check with your Financial Professional regarding the availability of re-electing or electing a benefit and any waiting period. The benefit you re-elect or elect may not provide the same guarantees and/or may be more expensive than the benefit you are terminating. You should carefully consider whether terminating your existing benefit and electing a new benefit is appropriate for you. In purchasing the Annuity and selecting benefits, you should consider that there is no guarantee that any benefit will be available for election at a later date.

47

Prior to a 2013 Supreme Court decision, and consistent with Section 3 of the federal Defense of Marriage Act (“DOMA”), same sex marriages under state law were not recognized as same sex marriages for purposes of federal law. However, in United States v. Windsor, the U.S. Supreme Court struck down Section 3 of DOMA as unconstitutional, thereby recognizing a valid same sex marriage for federal law purposes. On June 26, 2015, the Supreme Court ruled in Obergefell v. Hodges that same-sex couples have a constitutional right to marry, thus requiring all states to allow same-sex marriage. The Windsor and Obergefell decisions mean that the federal and state tax law provisions applicable to an opposite sex spouse will also apply to a same sex spouse. Please note that a civil union or registered domestic partnership is generally not recognized as a marriage.

Please consult with your tax or legal adviser before electing the Spousal Benefit for a domestic partner or civil union partner.

HIGHEST DAILY LIFETIME INCOME v2.1 BENEFIT

Highest Daily Lifetime® Income v2.1 Benefit is a lifetime guaranteed minimum withdrawal benefit, under which, subject to the terms of the benefit, we guarantee your ability to take a certain annual withdrawal amount for life. We reserve the right, in our sole discretion, to cease offering this benefit for new elections, at any time.

We offer a benefit that guarantees until the death of the single designated life (the Annuitant) the ability to withdraw an annual amount (the “Annual Income Amount”) equal to a percentage of an initial value (the “Protected Withdrawal Value”) regardless of the impact of Sub-account performance on the Unadjusted Account Value, subject to our rules regarding the timing and amount of withdrawals. You are guaranteed to be able to withdraw the Annual Income Amount for the rest of your life provided that you do not take withdrawals treated as Excess Income that result in your Unadjusted Account Value being reduced to zero. We also permit you to designate the first withdrawal from your Annuity as a one-time “Non-Lifetime Withdrawal”. You may wish to take a Non-Lifetime Withdrawal if you have an immediate need for access to your Account Value but do not wish to begin lifetime payments under the optional living benefit. All other partial withdrawals from your Annuity are considered a “Lifetime Withdrawal” under the benefit. Withdrawals are taken first from your own Unadjusted Account Value. We are only required to begin making lifetime income payments to you under our guarantee when and if your Unadjusted Account Value is reduced to zero (for any reason other than due to partial withdrawals of Excess Income). Highest Daily Lifetime Income v2.1 may be appropriate if you intend to make periodic withdrawals from your Annuity, and wish to ensure that Sub-account performance will not affect your ability to receive annual payments. You are not required to take withdrawals as part of the benefit – the guarantees are not lost if you withdraw less than the maximum allowable amount each year under the rules of the benefit. An integral component of Highest Daily Lifetime Income v2.1 is the predetermined mathematical formula we employ that may periodically transfer your Unadjusted Account Value to and from the AST Investment Grade Bond Sub-account. See the section below entitled “How Highest Daily Lifetime Income v2.1 Transfers Unadjusted Account Value Between Your Permitted Sub-accounts and the AST Investment Grade Bond Sub-account.”

The income benefit under Highest Daily Lifetime Income v2.1 currently is based on a single “designated life” who is at least 50 years old on the benefit effective date. Highest Daily Lifetime Income v2.1 is not available if you elect any other optional living benefit. As long as your Highest Daily Lifetime Income v2.1 is in effect, you must allocate your Unadjusted Account Value in accordance with the permitted Sub-accounts and other Investment Option(s) available with this benefit. For a more detailed description of the permitted Investment Options, see the “Investment Options” section.

Although you are guaranteed the ability to withdraw your Annual Income Amount for life even if your Unadjusted Account Value falls to zero, if any particular withdrawal is a withdrawal of Excess Income (as described below) and brings your Unadjusted Account Value to zero, your Annual Income Amount also would fall to zero, and the benefit and the Annuity then would terminate. In that scenario, no further amount would be payable under Highest Daily Lifetime Income v2.1. As to the impact of such a scenario on any other optional benefit you may have, please see “Spousal Highest Daily Lifetime Income v2.1 Benefit.”

You may also participate in the 6 or 12 Month DCA Program if you elect Highest Daily Lifetime Income v2.1, subject to the 6 or 12 Month DCA Program’s rules. See “6 or 12 Month Dollar Cost Averaging Program” for details.

Key Feature – Protected Withdrawal Value

The Protected Withdrawal Value is only used to calculate the initial Annual Income Amount and the benefit fee. The Protected Withdrawal Value is separate from your Unadjusted Account Value and not available as cash or a lump sum withdrawal. On the effective date of the benefit, the Protected Withdrawal Value is equal to your Unadjusted Account Value. On each Valuation Day thereafter, until the date of your first Lifetime Withdrawal (excluding any Non-Lifetime Withdrawal discussed below), the Protected Withdrawal Value is equal to the “Periodic Value” described in the next paragraphs.

The “Periodic Value” is initially equal to the Unadjusted Account Value on the effective date of the benefit. On each Valuation Day thereafter until the first Lifetime Withdrawal, we recalculate the Periodic Value. We stop determining the

48

Periodic Value upon your first Lifetime Withdrawal after the effective date of the benefit. The Periodic Value is proportionally reduced for any Non-Lifetime Withdrawal. (See below for examples of proportional reductions.)

The Periodic Value on or before the Roll-Up End Date:

On any day we recalculate the Periodic Value (a “Current Valuation Day”) that falls on or before the tenth (10th) anniversary of the benefit effective date (referred to as the “Roll-Up End Date”), the Periodic Value is equal to the greater of:

(1) the Periodic Value for the immediately preceding business day (the “Prior Valuation Day”) appreciated at the daily equivalent of 5% annually during the calendar day(s) between the Prior Valuation Day and the Current Valuation Day (i.e., one day for successive Valuation Days, but more than one calendar day for Valuation Days that are separated by weekends and/or holidays), plus the amount of any Purchase Payment made on the Current Valuation Day; and

(2) the Unadjusted Account Value on the current Valuation Day.

The Periodic Value after the Roll-Up End Date:

On any Current Valuation Day that falls after the Roll-Up End Date, the Periodic Value is equal to the greater of:

(1) the Periodic Value for the Prior Valuation Day, plus the amount of any Purchase Payment made on the Current Valuation Day; and

(2) the Unadjusted Account Value on the current Valuation Day.

Because the 5% daily appreciation ends after the 10th anniversary of the benefit effective date, you should carefully consider when it is most appropriate for you to begin taking withdrawals under the benefit. If you begin taking Lifetime Withdrawals prior to your 10th benefit anniversary, the 5% daily appreciation will no longer increase your Protected Withdrawal Value.

Once the first Lifetime Withdrawal is made, the Protected Withdrawal Value at any time is equal to the greater of (i) the Protected Withdrawal Value on the date of the first Lifetime Withdrawal, increased for subsequent Purchase Payments and reduced for subsequent Lifetime Withdrawals, and (ii) the highest daily Unadjusted Account Value upon any step-up, increased for subsequent Purchase Payments reduced for subsequent Lifetime Withdrawals (see examples that begin immediately prior to the sub-heading below entitled “Example of dollar-for-dollar reductions”).

Please note that if you elect Highest Daily Lifetime Income v2.1, your Account Value is not guaranteed, can fluctuate and may lose value.

Key Feature – Annual Income Amount under Highest Daily Lifetime Income v2.1

The Annual Income Amount is equal to a specified percentage of the Protected Withdrawal Value at the first Lifetime Withdrawal and does not reduce in subsequent Annuity Years, as described below. The percentage initially depends on the age of the Annuitant on the date of the first Lifetime Withdrawal. The percentages are: 3% for ages 50 to 54; 3.5% for ages 55 to less than 59  1/2; 4% for ages 59  1/2 to 64; 4.5% for ages 65 to 69; 5% for ages 70 to 84; and 6% for ages 85 or older. Under Highest Daily Lifetime Income v2.1, if your cumulative Lifetime Withdrawals in an Annuity Year are less than or equal to the Annual Income Amount, they will not reduce your Annual Income Amount in subsequent Annuity Years, but any such withdrawals will reduce the Annual Income Amount on a dollar-for-dollar basis in that Annuity Year and also will reduce the Protected Withdrawal Value on a dollar-for-dollar basis. If your cumulative Lifetime Withdrawals in an Annuity Year are in excess of the Annual Income Amount (“Excess Income”), your Annual Income Amount in subsequent years will be reduced (except with regard to Required Minimum Distributions for this Annuity that comply with our rules) by the result of the ratio of the Excess Income to the Account Value immediately prior to such withdrawal (see examples of this calculation below). Excess Income also will reduce the Protected Withdrawal Value by the same ratio.

The amount of any applicable CDSC and/or tax withholding will be included in your withdrawal amount to determine whether your withdrawal is a withdrawal of Excess Income.

▪ If you request a gross withdrawal, the amount of any CDSC and/or tax withholding will be deducted from the amount you actually receive. This means you will receive less than you requested. In this instance, in order to avoid a withdrawal of Excess Income, you cannot request an amount that would result in cumulative withdrawals in that Annuity Year exceeding your Annual Income Amount.

▪ If you request a net withdrawal, the amount of any CDSC and/or tax withholding will be deducted from your Unadjusted Account Value. This means that an amount greater than the amount you requested will be deducted from your Unadjusted Account Value. In this instance, in order to avoid a withdrawal of Excess Income, the amount you request plus the amount of any applicable CDSC and/or tax withholding cannot cause cumulative withdrawals in that Annuity Year to exceed your Annual Income Amount. If you request a net withdrawal, you are more likely to take a withdrawal of Excess Income than if you request a gross withdrawal.

You may use the systematic withdrawal program to make withdrawals of the Annual Income Amount. Any systematic withdrawal will be deemed a Lifetime Withdrawal under this benefit and must be taken as a gross withdrawal.

49

Any Purchase Payment that you make subsequent to the election of Highest Daily Lifetime Income v2.1 and subsequent to the first Lifetime Withdrawal will (i) immediately increase the then-existing Annual Income Amount by an amount equal to a percentage of the Purchase Payment based on the age of the Annuitant at the time of the first Lifetime Withdrawal (the percentages are: 3% for ages 50 to 54; 3.5% for ages 55 to less than 59 1/2; 4% for ages 59 1/2 to 64; 4.5% for ages 65 to 69; 5% for ages 70 to 84; and 6% for ages 85 or older) and (ii) increase the Protected Withdrawal Value by the amount of the Purchase Payment.

While Highest Daily Lifetime Income v2.1 is in effect, we may limit, restrict, suspend or reject any additional Purchase Payment at any time, but would do so on a non-discriminatory basis. Circumstances where we may limit, restrict, suspend or reject additional Purchase Payments include, but are not limited to, the following:

▪ if we determine that, as a result of the timing and amounts of your additional Purchase Payments and withdrawals, the Annual Income Amount is being increased in an unintended fashion. Among the factors we will use in making a determination as to whether an action is designed to increase the Annual Income Amount in an unintended fashion is the relative size of additional Purchase Payment(s);

▪ if we are not then offering this benefit for new issues; or

▪ if we are offering a modified version of this benefit for new issues.

If we exercise our right to restrict, suspend, reject and/or place limitations on the acceptance of additional Purchase Payments, you may no longer be able to fund your Highest Daily Lifetime Income v2.1 benefit. This means that you may no longer be able to increase the values associated with your Highest Daily Lifetime Income v2.1 benefit through additional Purchase Payments. When you purchase this Annuity and determine the amount of your initial Purchase Payment, you should consider the fact that we may suspend, reject or limit additional Purchase Payments at some point in the future.

We will exercise such reservation of right for all annuity purchasers in the same class of annuity in a non-discriminatory manner.

Highest Daily Auto Step-Up

An automatic step-up feature (“Highest Daily Auto Step-Up”) is part of Highest Daily Lifetime Income v2.1. As detailed in this paragraph, the Highest Daily Auto Step-Up feature can result in a larger Annual Income Amount subsequent to your first Lifetime Withdrawal. The Highest Daily Auto Step-Up starts with the anniversary of the Issue Date of the Annuity (the “Annuity Anniversary”) immediately after your first Lifetime Withdrawal under the benefit. Specifically, upon the first such Annuity Anniversary, we identify the Unadjusted Account Value on each Valuation Day within the immediately preceding Annuity Year after your first Lifetime Withdrawal. Having identified the highest daily value (after all daily values have been adjusted for subsequent Purchase Payments and withdrawals), we then multiply that value by a percentage that varies based on the age of the Annuitant on the Annuity Anniversary as of which the step-up would occur. The percentages are: 3% for ages 50 to 54; 3.5% for ages 55 to less than 59 1/2; 4% for ages 59 1/2 to 64; 4.5% for ages 65 to 69; 5% for ages 70 to 84; and 6% for ages 85 or older. If that value exceeds the existing Annual Income Amount, we replace the existing amount with the new, higher amount. Otherwise, we leave the existing Annual Income Amount intact. We will not automatically increase your Annual Income Amount solely as a result of your attaining a new age that is associated with a new age-based percentage. The Unadjusted Account Value on the Annuity Anniversary is considered the last daily step-up value of the Annuity Year. All daily valuations and annual step-ups will only occur on a Valuation Day. In later years (i.e., after the first Annuity Anniversary after the first Lifetime Withdrawal), we determine whether an automatic step-up should occur on each Annuity Anniversary, by performing a similar examination of the Unadjusted Account Values that occurred on Valuation Days during the year. Taking Lifetime Withdrawals could produce a greater difference between your Protected Withdrawal Value and your Unadjusted Account Value, which may make a Highest Daily Auto Step-up less likely to occur. At the time that we increase your Annual Income Amount, we also increase your Protected Withdrawal Value to equal the highest daily value upon which your step-up was based only if that results in an increase to the Protected Withdrawal Value. Your Protected Withdrawal Value will never be decreased as a result of an income step-up.

If, on the date that we implement a Highest Daily Auto Step-Up to your Annual Income Amount, the charge for Highest Daily Lifetime Income v2.1 has changed for new purchasers, you may be subject to the new charge at the time of such step-up. Prior to increasing your charge for Highest Daily Lifetime Income v2.1 upon a step-up, we would notify you, and give you the opportunity to cancel the automatic step-up feature. If you receive notice of a proposed step-up and accompanying fee increase, you should consult with your Financial Professional and carefully evaluate whether the amount of the step-up justifies the increased fee to which you will be subject. Any such increased charge will not be greater than the maximum charge set forth in the table entitled “Your Optional Benefit Fees and Charges.”

If you are enrolled in a systematic withdrawal program, we will not automatically increase the withdrawal amount when there is an increase to the Annual Income Amount. You must notify us in order to increase the withdrawal amount of any systematic withdrawal program.

Highest Daily Lifetime Income v2.1 does not affect your ability to take partial withdrawals under your Annuity, or limit your ability to take partial withdrawals that exceed the Annual Income Amount. Under Highest Daily Lifetime Income v2.1, if

50

your cumulative Lifetime Withdrawals in an Annuity Year are less than or equal to the Annual Income Amount, they will not reduce your Annual Income Amount in subsequent Annuity Years, but any such withdrawals will reduce the Annual Income Amount on a dollar-for-dollar basis in that Annuity Year. If your cumulative Lifetime Withdrawals in any Annuity Year are less than the Annual Income Amount, you cannot carry over the unused portion of the Annual Income Amount to subsequent Annuity Years. If your cumulative (partial) Lifetime Withdrawals in an Annuity Year exceed the Annual Income Amount, your Annual Income Amount in subsequent years will be reduced (except with regard to Required Minimum Distributions for this Annuity that comply with our rules).

Because both the Protected Withdrawal Value and Annual Income Amount are determined in a way that is not solely related to the Unadjusted Account Value, it is possible for the Unadjusted Account Value to fall to zero, even though the Annual Income Amount remains.

Examples of dollar-for-dollar and proportional reductions, and the Highest Daily Auto Step-Up are set forth below. The values shown here are purely hypothetical, and do not reflect the charges for the Highest Daily Lifetime Income v2.1 or any other fees and charges under the Annuity. As a result, these examples may not reflect the probable results of the benefit. Assume the following for all three examples:

▪ The Issue Date is November 1

▪ Highest Daily Lifetime Income v2.1 is elected on August 1 of the following calendar year

▪ The Annuitant was 70 years old when he/she elected Highest Daily Lifetime Income v2.1

▪ The first withdrawal is a Lifetime Withdrawal

Unless otherwise indicated, it is assumed that all dates referenced hereafter in these examples fall on consecutive business days.

Example of dollar-for-dollar reductions

On October 28, the Protected Withdrawal Value is $120,000, resulting in an Annual Income Amount of $6,000 (since the designated life is between the ages of 70 and 84 at the time of the first Lifetime Withdrawal, the Annual Income Amount is 5% of the Protected Withdrawal Value, in this case 5% of $120,000). Assuming $2,500 is withdrawn from the Annuity on this date, the remaining Annual Income Amount for that Annuity Year (up to and including October 31) is $3,500. This is the result of a dollar-for-dollar reduction of the Annual Income Amount ($6,000 less $2,500 = $3,500).

Example of proportional reductions

Continuing the previous example, assume an additional withdrawal of $5,000 occurs on October 29 and the Account Value at the time and immediately prior to this withdrawal is $118,000. The first $3,500 of this withdrawal reduces the Annual Income Amount for that Annuity Year to $0. The remaining withdrawal amount of $1,500 reduces the Annual Income Amount in future Annuity Years on a proportional basis based on the ratio of the Excess Income to the Account Value immediately prior to the Excess Income. (Note that if there are other future withdrawals in that Annuity Year, each would result in another proportional reduction to the Annual Income Amount).

Here is the calculation:

Account Value before Lifetime withdrawal	$ 118,000.00
Amount of “non” Excess Income	$ 3,500.00
Account Value immediately before Excess Income of $1,500	$ 114,500.00
Excess Income amount	$ 1,500.00
Ratio ($1,500 / $114,500 = 1.31%)	1.31%
Annual Income Amount	$ 6,000.00
1.31% Reduction in Annual Income Amount	$ 78.60
Annual Income Amount for future Annuity Years	$ 5,921.40

Example of highest daily auto step-up

On each Annuity Anniversary date after the first Lifetime Withdrawal, the Annual Income Amount is stepped-up if the appropriate percentage (based on the Annuitant’s age on that Annuity Anniversary) of the highest daily value since your first Lifetime Withdrawal (or last Annuity Anniversary in subsequent years), adjusted for withdrawals and additional Purchase Payments, is greater than the Annual Income Amount, adjusted for Excess Income and additional Purchase Payments.

For this example assume the Annual Income Amount for this Annuity Year is $12,000. Also assume that a Lifetime Withdrawal of $6,000 was previously taken during the Annuity Year and a $10,000 withdrawal resulting in $4,000 of Excess Income on June 29 reduces the amount to $11,400.48 for future years. For the next Annuity Year, the Annual Income Amount will be stepped up if 5% of the highest daily Unadjusted Account Value, adjusted for withdrawals and Purchase Payments is greater than $11,400.48. Steps for determining the daily values are displayed below. Only the June 28 value is being adjusted for Excess Income; the June 30, July 1, and July 2 Valuation Dates occur after the Excess Income withdrawal on June 29.

51

Date*	Unadjusted Account Value	Highest Daily Value (adjusted for withdrawal and purchase payments)**	Adjusted Annual Income Amount (5% of the Highest Daily Value)
June 28	$ 238,000.00	$ 238,000.00	$ 11,900.00
June 29	$ 226,500.00	$ 228,009.60	$ 11,400.48
June 30	$ 226,800.00	$ 228,009.60	$ 11,400.48
July 1	$ 233,500.00	$ 233,500.00	$ 11,675.00
July 2	$ 231,900.00	$ 233,500.00	$ 11,675.00

* In this example, the Annuity Anniversary date is July 2. The Valuation Dates are every day following the first Lifetime Withdrawal. In subsequent Annuity Years Valuation Dates will be the Annuity Anniversary and every day following the Annuity Anniversary. The Annuity Anniversary Date of July 2 is considered the first Valuation Date in the Annuity Year.

** In this example, the first daily value after the first Lifetime Withdrawal is $238,000 on June 28, resulting in an adjusted Annual Income Amount of $11,900. This amount is adjusted on June 29 to reflect the $10,000 withdrawal. The adjustments are determined as follows:

▪ The Unadjusted Account Value of $238,000 on June 28 is first reduced dollar-for-dollar by $6,000 ($6,000 is the remaining Annual Income Amount for the Annuity Year), resulting in Unadjusted Account Value of $232,000 before the Excess Income.

▪ This amount ($232,000) is further reduced by 1.72%, which is the ratio of Excess Income of $4,000 ($10,000 withdrawal minus non-excess amount of $6,000) divided by the Account Value ($232,000) immediately preceding the Excess Income. This results in a Highest Daily Value of $228,009.60 after the adjustment.

▪ The adjusted June 29 Highest Daily Value, $228,009.60, is carried forward to the next Valuation Date of June 30. At this time, we compare this amount to the Unadjusted Account Value on June 30, $226,800. Since the June 29 adjusted Highest Daily Value of $228,009.60 is greater than the June 30 Unadjusted Account Value, we will continue to carry $228,009.60 forward to the next Valuation Date of July 1. The Unadjusted Account Value on July 1, $233,500, becomes the Highest Daily Value since it exceeds the $228,009.60 carried forward.

▪ The July 1 adjusted Highest Daily Value of $233,500 is also greater than the July 2 Unadjusted Account Value of $231,900, so the $233,500 will be carried forward to the first Valuation Date of July 2.

In this example, the final Highest Daily Value of $233,500 is converted to an Annual Income Amount based on the applicable Withdrawal Percentage of 5%, generating an Annual Income Amount of $11,675. Since this amount is greater than the current year’s Annual Income Amount of $11,400.48 (adjusted for Excess Income), the Annual Income Amount for the next Annuity Year, starting on July 2 and continuing through July 1 of the following calendar year, will be stepped-up to $11,675.

Non-Lifetime Withdrawal Feature

You may take a one-time non-lifetime withdrawal (“Non-Lifetime Withdrawal”) under Highest Daily Lifetime Income v2.1. It is an optional feature of the benefit that you can only elect at the time of your first withdrawal. You cannot take a Non-Lifetime Withdrawal in an amount that would cause your Annuity’s Account Value, after taking the withdrawal, to fall below the minimum Surrender Value (see “Surrenders – Surrender Value”). This Non-Lifetime Withdrawal will not establish your initial Annual Income Amount and the Periodic Value described earlier in this section will continue to be calculated. However, the total amount of the withdrawal will proportionally reduce all guarantees associated with Highest Daily Lifetime Income v2.1. You must tell us at the time you take the partial withdrawal if your withdrawal is intended to be the Non-Lifetime Withdrawal and not the first Lifetime Withdrawal under Highest Daily Lifetime Income v2.1. If you do not designate the withdrawal as a Non-Lifetime Withdrawal, the first withdrawal you make will be the first Lifetime Withdrawal that establishes your Annual Income Amount, which is based on your Protected Withdrawal Value. Once you elect to take the Non-Lifetime Withdrawal or Lifetime Withdrawals, no additional Non-Lifetime Withdrawals may be taken. If you do not take a Non-Lifetime Withdrawal before beginning Lifetime Withdrawals, you lose the ability to take it.

The Non-Lifetime Withdrawal will proportionally reduce the Protected Withdrawal Value by the percentage the total withdrawal amount (including any applicable CDSC and MVA) represents of the then current Account Value immediately prior to the withdrawal. As such, you should carefully consider when it is most appropriate for you to begin taking withdrawals under the benefit.

If you are participating in a systematic withdrawal program, the first withdrawal under the program cannot be classified as the Non-Lifetime Withdrawal. The first withdrawal under the program will be considered a Lifetime Withdrawal.

Example – Non-Lifetime Withdrawal (proportional reduction)

This example is purely hypothetical and does not reflect the charges for the benefit or any other fees and charges under the Annuity. It is intended to illustrate the proportional reduction of the Non-Lifetime Withdrawal under this benefit.

Assume the following:

▪ The Issue Date is December 3

▪ Highest Daily Lifetime Income v2.1 is elected on September 4 of the following calendar year

▪ The Unadjusted Account Value at benefit election was $105,000

▪ The Annuitant was 70 years old when he/she elected Highest Daily Lifetime Income v2.1

▪ No previous withdrawals have been taken under Highest Daily Lifetime Income v2.1

52

On October 3 of the year the benefit is elected, the Protected Withdrawal Value is $125,000 and the Account Value is $120,000. Assuming $15,000 is withdrawn from the Annuity on that same October 3 and is designated as a Non-Lifetime Withdrawal, all guarantees associated with Highest Daily Lifetime Income v2.1 will be reduced by the ratio the total withdrawal amount represents of the Account Value just prior to the withdrawal being taken.

Here is the calculation:

Withdrawal amount	$ 15,000
Divided by Account Value before withdrawal	$ 120,000
Equals ratio ($15,000 / $120,000 = 12.50%)	12.50%
12.50% Reduction in Annual Income Amount
Protected Withdrawal Value	$ 109,375.00

Required Minimum Distributions

Required Minimum Distributions (“RMD”) for this Annuity must be taken by April 1st in the year following the date you turn age 70 ½ and by December 31st for subsequent calendar years. If the annual RMD amount is greater than the Annual Income Amount, a withdrawal of the RMD amount will not be treated as a withdrawal of Excess Income, as long as the RMD amount is calculated by us for this Annuity and administered under a program we support each calendar year. If you are not participating in an RMD withdrawal program each calendar year, you can alternatively satisfy the RMD amount without it being treated as a withdrawal of Excess Income as long as the below rules are applied.

A “Calendar Year” runs from January 1 to December 31 of that year.

Withdrawals made from the Annuity during an Annuity Year to meet the RMD provisions of the Code will not be treated as withdrawals of Excess Income if they are taken during one Calendar Year.

If Lifetime Withdrawals are taken over two Calendar Years, the amount that will not be treated as a withdrawal of Excess Income is:

▪ the remaining Annual Income Amount for that Annuity Year; plus

▪ the second Calendar Year’s RMD amount minus the Annual Income Amount (the result of which cannot be less than zero).

Example

The following example is purely hypothetical and intended to illustrate the scenario described above. Note that withdrawals must comply with all IRS guidelines in order to satisfy the RMD for the current calendar year.

First Calendar Year	Annuity Year	Second Calendar Year
01/01/2014 to 12/31/2014	06/01/2014 to 05/31/2015	01/01/2015 to 12/31/2015

Assume the following:

▪ RMD Amount for Both Calendar Years = $6,000;

▪ Annual Income Amount = $5,000; and

▪ A withdrawal of $2,000 was taken on 07/01/2014 (during the First Calendar Year) resulting in a remaining Annual Income Amount for the Annuity Year of $3,000.

The amount that can be taken between 01/03/2015 and 05/31/2015 without creating a withdrawal of Excess Income is $4,000. Here is the calculation:

▪ The remaining Annual Income for that Annuity Year ($3,000); plus

▪ The Second Calendar Year’s RMD Amount minus the Annual Income Amount ($6,000 - $5,000 = $1,000).

If the $4,000 is withdrawn during the Annuity Year, the remaining Annual Income Amount will be $0 and the remaining RMD amount for the Second Calendar Year ($2,000) may be taken in the next Annuity Year beginning on 06/01/2015.

Other Important Information

▪ If, in any Annuity Year, your RMD amount is less than your Annual Income Amount, any withdrawals in excess of the Annual Income Amount will be treated as Excess Income.

▪ If you do not comply with the rules described above, any withdrawal that exceeds the Annual Income Amount will be treated as a withdrawal of Excess Income, which will reduce your Annual Income Amount in future Annuity Years. This may include a situation where you comply with the rules described above and then decide to take additional withdrawals after satisfying your RMD from the Annuity.

▪ If you take a partial withdrawal to satisfy RMD and designate that withdrawal as a Non-Lifetime Withdrawal, please note that all Non-Lifetime Withdrawal provisions will apply.

53

Benefits Under Highest Daily Lifetime Income v2.1

▪ To the extent that your Unadjusted Account Value was reduced to zero as a result of cumulative Lifetime Withdrawals in an Annuity Year that are less than or equal to the Annual Income Amount, and amounts are still payable under Highest Daily Lifetime Income v2.1, we will make an additional payment, if any, for that Annuity Year equal to the remaining Annual Income Amount for the Annuity Year. Thus, in that scenario, the remaining Annual Income Amount would be payable even though your Unadjusted Account Value was reduced to zero. In subsequent Annuity Years we make payments that equal the Annual Income Amount as described in this section. We will make payments until the death of the single designated life. After the Unadjusted Account Value is reduced to zero, you will not be permitted to make additional Purchase Payments to your Annuity. To the extent that cumulative partial withdrawals in an Annuity Year exceed the Annual Income Amount (“Excess Income”) and reduce your Unadjusted Account Value to zero, Highest Daily Lifetime Income v2.1 terminates, we will make no further payments of the Annual Income Amount and no additional Purchase Payments will be permitted. However, if a partial withdrawal in the latter scenario was taken to satisfy a Required Minimum Distribution (as described above) under the Annuity, then the benefit will not terminate, and we will continue to pay the Annual Income Amount in subsequent Annuity Years until the death of the designated life.

▪ Please note that if your Unadjusted Account Value is reduced to zero, any subsequent payments will be treated as annuity payments. Further, payments that we make under this benefit after the Latest Annuity Date will be treated as annuity payments. Also, any Death Benefit will terminate if withdrawals reduce your Unadjusted Account Value to zero. This means that any Death Benefit is terminated and no Death Benefit is payable if your Unadjusted Account Value is reduced to zero as the result of either a withdrawal in excess of your Annual Income Amount or less than or equal to, your Annual Income Amount.

▪ If annuity payments are to begin under the terms of your Annuity, or if you decide to begin receiving annuity payments and there is an Annual Income Amount due in subsequent Annuity Years, you can elect one of the following two options:

(1) apply your Unadjusted Account Value, less any applicable tax charges, to any annuity option available; or

(2) request that, as of the date annuity payments are to begin, we make annuity payments each year equal to the Annual Income Amount. If this option is elected, the Annual Income Amount will not increase after annuity payments have begun. We will make payments until the death of the single designated life. We must receive your request in a form acceptable to us at our Service Office. If applying your Unadjusted Account Value, less any applicable tax charges, to the life-only annuity payment rates results in a higher annual payment, we will give you the higher annual payment.

▪ In the absence of an election when mandatory annuity payments are to begin we currently make annual annuity payments in the form of a single life fixed annuity with eight payments certain, by applying the greater of the annuity rates then currently available or the annuity rates guaranteed in your Annuity. We reserve the right at any time to increase or decrease the period certain in order to comply with the Code (e.g., to shorten the period certain to match life expectancy under applicable Internal Revenue Service tables). The amount that will be applied to provide such annuity payments will be the greater of:

(1) the present value of the future Annual Income Amount payments (if no Lifetime Withdrawal was ever taken, we will calculate the Annual Income Amount as if you made your first Lifetime Withdrawal on the date the annuity payments are to begin). Such present value will be calculated using the greater of the single life fixed annuity rates then currently available or the single life fixed annuity rates guaranteed in your Annuity; and

(2) the Unadjusted Account Value.

Other Important Considerations

▪ Withdrawals under Highest Daily Lifetime Income v2.1 are subject to all of the terms and conditions of the Annuity, including any applicable CDSC for the Non-Lifetime Withdrawal as well as partial withdrawals that exceed the Annual Income Amount. If you have an active systematic withdrawal program running at the time you elect this benefit, the first systematic withdrawal that processes after your electioin of the benefit will be deemed a Lifetime Withdrawal. Withdrawals made while Highest Daily Lifetime Income v2.1 is in effect will be treated, for tax purposes, in the same way as any other withdrawals under the Annuity. Any partial withdrawals made under the benefit will be taken pro rata from the Sub-accounts (including the AST Investment Grade Bond Sub-account) and the DCA MVA Options. If you have an active systematic withdrawal program running at the time you elect this benefit, the program must withdraw funds pro rata.

▪ Any Lifetime Withdrawal that does not cause cumulative withdrawals in that Annuity Year to exceed your Annual Income Amount is not subject to a CDSC, even if the total amount of such withdrawals in any Annuity Year exceeds the maximum Free Withdrawal amount. For example, if your Free Withdrawal Amount is $10,000 and your Annual Income Amount is $11,000, withdrawals of your entire Annual Income Amount in any Annuity Year would not trigger a CDSC. If you withdrew $12,000, however, $1,000 would be subject to a CDSC.

▪ You should carefully consider when to begin taking Lifetime Withdrawals. If you begin taking withdrawals early, you may maximize the time during which you may take Lifetime Withdrawals due to longer life expectancy, and you will be using

54

an optional benefit for which you are paying a charge. On the other hand, you could limit the value of the benefit if you begin taking withdrawals too soon. For example, withdrawals reduce your Unadjusted Account Value and may limit the potential for increasing your Protected Withdrawal Value. You should discuss with your Financial Professional when it may be appropriate for you to begin taking Lifetime Withdrawals.

▪ You cannot allocate Purchase Payments or transfer Unadjusted Account Value to or from the AST Investment Grade Bond Sub-account. A summary description of the AST Investment Grade Bond Portfolio appears within the section entitled “Investment Options.” You can find a copy of the AST Investment Grade Bond Portfolio Prospectus by going to www.prudentialannuities.com.

▪ Transfers to and from the Permitted Sub-accounts, the DCA MVA Options, and the AST Investment Grade Bond Sub-account triggered by the predetermined mathematical formula will not count toward the maximum number of free transfers allowable under an Annuity.

▪ Upon election of the benefit, 100% of your Unadjusted Account Value must be allocated to the Permitted Sub-accounts. We may amend the Permitted Sub-accounts from time to time. Changes to the Permitted Sub-accounts, or to the requirements as to how you may allocate your Account Value with this benefit, will apply to new elections of the benefit and may apply to current participants in the benefit. To the extent that changes apply to current participants in the benefit, they will only apply upon re-allocation of Account Value, or to any additional Purchase Payments that are made after the changes have gone into effect. That is, we will not require such current participants to re-allocate Account Value to comply with any new requirements.

▪ If you elect or terminate and re-elect this benefit, you may be required to reallocate to different Sub-accounts if you are currently invested in non-permitted Sub-accounts. On the Valuation Day we receive your request in Good Order, we will (i) sell Units of the non-permitted Sub-accounts and (ii) invest the proceeds of those sales in the Permitted Sub-accounts that you have designated. During this reallocation process, your Unadjusted Account Value allocated to the Sub-accounts will remain exposed to investment risk, as is the case generally. The newly-elected benefit will commence at the close of business on the following Valuation Day. Thus, the protection afforded by the newly-elected benefit will not begin until the close of business on the following Valuation Day.

▪ Any Death Benefit will terminate if withdrawals taken under Highest Daily Lifetime Income v2.1 reduce your Unadjusted Account Value to zero. This means that any Death Benefit is terminated and no Death Benefit is payable if your Unadjusted Account Value is reduced to zero as the result of either a withdrawal in excess of your Annual Income Amount or less than or equal to, your Annual Income Amount. (See “Death Benefit” for more information.)

Charge for Highest Daily Lifetime Income v2.1

The current charge for Highest Daily Lifetime Income v2.1 is 1.00% annually of the greater of the Unadjusted Account Value and Protected Withdrawal Value. The maximum charge for Highest Daily Lifetime Income v2.1 is 2.00% annually of the greater of the Unadjusted Account Value and Protected Withdrawal Value. As discussed in “Highest Daily Auto Step-Up” above, we may increase the fee upon a step-up under this benefit. We deduct this charge on quarterly anniversaries of the benefit effective date, based on the values on the last Valuation Day prior to the quarterly anniversary. Thus, we deduct, on a quarterly basis, 0.25% of the greater of the prior Valuation Day’s Unadjusted Account Value and the prior Valuation Day’s Protected Withdrawal Value. We deduct the fee pro rata from each of your Sub-accounts, including the AST Investment Grade Bond Sub-account. You will begin paying this charge as of the effective date of the benefit even if you do not begin taking withdrawals for many years, or ever. We will not refund the charges you have paid if you choose never to take any withdrawals and/or if you never receive any lifetime income payments.

If the deduction of the charge would result in the Unadjusted Account Value falling below the lesser of $500 or 5% of the sum of the Unadjusted Account Value on the effective date of the benefit plus all Purchase Payments made subsequent thereto (we refer to this as the “Account Value Floor”), we will only deduct that portion of the charge that would not cause the Unadjusted Account Value to fall below the Account Value Floor. If the Unadjusted Account Value on the date we would deduct a charge for the benefit is less than the Account Value Floor, then no charge will be assessed for that benefit quarter. Charges deducted upon termination of the benefit may cause the Unadjusted Account Value to fall below the Account Value Floor. If a charge for the Highest Daily Lifetime Income v2.1 would be deducted on the same day we process a withdrawal request, the charge will be deducted first, then the withdrawal will be processed. The withdrawal could cause the Unadjusted Account Value to fall below the Account Value Floor. While the deduction of the charge (other than the final charge) may not reduce the Unadjusted Account Value to zero, a partial withdrawal that is not a withdrawal of Excess Income may reduce the Unadjusted Account Value to zero. If the Unadjusted Account Value is reduced to zero as a result of a partial withdrawal that is not a withdrawal of Excess Income and the Annual Income Amount is greater than zero, we will make payments under the benefit.

Election of and Designations under the Benefit

For Highest Daily Lifetime Income v2.1, there must be either a single Owner who is the same as the Annuitant, or if the Annuity is entity-owned, there must be a single natural person Annuitant. In either case, the Annuitant must be at least 50 years old. Any change of the Annuitant under the Annuity will result in cancellation of Highest Daily Lifetime Income v2.1. Similarly, any change of Owner will result in cancellation of Highest Daily Lifetime Income v2.1, except if (a) the new

55

Owner has the same taxpayer identification number as the previous Owner, (b) ownership is transferred from a custodian or other entity to the Annuitant, or vice versa or (c) ownership is transferred from one entity to another entity that satisfies our administrative ownership guidelines.

Highest Daily Lifetime Income v2.1 can be elected at the time that you purchase your Annuity or after the Issue Date, subject to its availability, and our eligibility rules and restrictions. If you elect Highest Daily Lifetime Income v2.1 and terminate it, you can re-elect it, subject to our current rules and availability. See “Termination of Existing Benefits and Election of New Benefits” for information pertaining to elections, termination and re-election of benefits. Please note that if you terminate a living benefit and elect Highest Daily Lifetime Income v2.1, you lose the guarantees that you had accumulated under your existing benefit and your guarantees under Highest Daily Lifetime Income v2.1 will be based on your Unadjusted Account Value on the effective date of Highest Daily Lifetime Income v2.1. You and your Financial Professional should carefully consider whether terminating your existing benefit and electing Highest Daily Lifetime Income v2.1 is appropriate for you. We reserve the right to waive, change and/or further limit the election frequency in the future for new elections of this benefit. In purchasing the Annuity and selecting benefits, you should consider that there is no guarantee that any benefit will be available for election at a later date.

If you wish to elect this benefit and you are currently participating in a systematic withdrawal program, amounts withdrawn under the program must be taken on a pro rata basis from your Annuity’s Sub-accounts (i.e., in direct proportion to the proportion that each such Sub-account bears to your total Account Value) in order for you to be eligible for the benefit. Thus, you may not elect Highest Daily Lifetime Income v2.1 so long as you participate in a systematic withdrawal program in which withdrawals are not taken pro rata.

Termination of the Benefit

You may terminate Highest Daily Lifetime Income v2.1 at any time by notifying us. If you terminate the benefit, any guarantee provided by the benefit will terminate as of the date the termination is effective, and certain restrictions on re-election may apply.

The benefit automatically terminates upon the first to occur of the following:

(i) your termination of the benefit;

(ii) your surrender of the annuity;

(iii) the Latest Annuity Date or your election to begin receiving annuity payments (although if you have elected to receive the Annual Income Amount in the form of annuity payments, we will continue to pay the Annual Income Amount);

(iv) our receipt of Due Proof of Death of the Owner or Annuitant (for entity-owned Annuities);

(v) both the Unadjusted Account Value and Annual Income Amount equal zero due to a withdrawal of Excess Income;

(vi) you allocate or transfer any portion of your Account Value to any Sub-account(s) to which you are not permitted to electively allocate or transfer Account Value (subject to state law – please see Appendix C for Special Contract Provisions for Annuities Issued in Certain States);* or

(vii) you cease to meet our requirements as described in “Election Of and Designations Under the Benefit” above or if we process a requested change that is not consistent with our allowed owner, annuitant or beneficiary designations.*

*  Prior to terminating a benefit, we will send you written notice and provide you with an opportunity to reallocate amounts to the Permitted Sub-accounts or change your designations, as applicable.

“Due Proof of Death” is satisfied when we receive all of the following in Good Order: (a) a death certificate or similar documentation acceptable to us; (b) all representations we require or which are mandated by applicable law or regulation in relation to the death claim and the payment of death proceeds (representations may include, but are not limited to, trust or estate paperwork (if needed); consent forms (if applicable); and claim forms from at least one beneficiary); and (c) any applicable election of the method of payment of the death benefit, if not previously elected by the Owner, by at least one Beneficiary.

Upon termination of Highest Daily Lifetime Income v2.1 other than upon the death of the Annuitant or Annuitization, we impose any accrued fee for the benefit (i.e., the fee for the pro-rated portion of the year since the fee was last assessed), and thereafter we cease deducting the charge for the benefit. However, if the amount in the Sub-accounts is not enough to pay the charge, we will reduce the fee to no more than the amount in the Sub-accounts. With regard to your investment allocations, upon termination we will: (i) leave intact amounts that are held in the Permitted Sub-accounts, and (ii) unless you are participating in an asset allocation program (i.e., Static Re-balancing Program, or 6 or 12 Month DCA Program for which we are providing administrative support), transfer all amounts held in the AST Investment Grade Bond Sub-account to your variable Investment Options, pro rata (i.e. in the same proportion as the current balances in your variable Investment Options). If, prior to the transfer from the AST Investment Grade Bond Sub-account, the Unadjusted Account Value in the variable Investment Options is zero, we will transfer such amounts to the AST Money Market Sub-account.

56

If a surviving spouse elects to continue the Annuity, Highest Daily Lifetime Income v2.1 terminates upon Due Proof of Death. The spouse may newly elect the benefit subject to the restrictions discussed in “Election of and Designations under the Benefit” and “Termination of Your Highest Daily Lifetime Income v2.1” earlier in this benefit description.

How Highest Daily Lifetime Income v2.1 Benefit Transfers Unadjusted Account Value Between Your Permitted Sub-accounts and the AST Investment Grade Bond Sub-account

Overview of the Predetermined Mathematical Formula

Our goal is to seek a careful balance between providing value-added products, such as the Highest Daily Lifetime Income v2.1 suite of benefits, while managing the risk to Pruco Life associated with offering these products. One of the key features that helps us accomplish that balance and an integral part of the Highest Daily Lifetime Income v2.1 suite is the predetermined mathematical formula used to transfer Unadjusted Account Value between the Permitted Subaccounts and the AST Investment Grade Bond Sub-account, referred to in this section as the “Bond Sub-account”. The formula is designed primarily to mitigate some of the financial risks that we incur in providing the guarantee under the Highest Daily Lifetime Income v2.1 suite of benefits. The formula is not investment advice.

The formula is set forth in Appendix B (and is described below).

The predetermined mathematical formula (“formula”) monitors each individual contract each Valuation Day that the benefit is in effect on your Annuity, in order to help us manage guarantees through all market cycles. It helps manage the risk to us associated with these benefits, which is generally represented by the gap between your Unadjusted Account Value and the Protected Withdrawal Value. As the gap between these two values increases, the formula will determine if and how much money should be transferred into the Bond Sub-account. This movement is intended to reduce the equity risk we will bear in funding our obligation associated with these benefits. As the gap decreases (due to favorable performance of the Unadjusted Account Value), the formula then determines if and how much money should transfer back into the Permitted Sub-accounts. The use of the formula, combined with restrictions on the Sub-accounts you are allowed to invest in, lessens the risk that your Unadjusted Account Value will be reduced to zero while you are still alive, thus reducing the likelihood that we will make any lifetime income payments under this benefit. The formula may also limit the potential for your Account Value to grow.

The formula is not forward looking and contains no predictive or projective component with respect to the markets, the Unadjusted Account Value or the Protected Withdrawal Value. We are not providing you with investment advice through the use of the formula. The formula does not constitute an investment strategy that we are recommending to you. The formula may limit the potential for your Account Value to grow.

Transfer Activity Under the Formula

Prior to the first Lifetime Withdrawal, the primary driver of transfers to the Bond Sub-account is the difference between your Unadjusted Account Value and your Protected Withdrawal Value. If none of your Unadjusted Account Value is allocated to the Bond Sub-account, then over time the formula permits an increasing difference between the Unadjusted Account Value and the Protected Withdrawal Value before a transfer to the Bond Sub-account occurs. Therefore, over time, assuming none of the Unadjusted Account Value is allocated to the Bond Sub-account, the formula will allow for a greater decrease in the Unadjusted Account Value before a transfer to the Bond Sub-account is made.

It is important to understand that transfers within your Annuity are specific to the performance of your chosen investment options, the performance of the Bond Sub-account while Account Value is allocated to it, as well as how long the benefit has been owned. For example, two contracts purchased on the same day, but invested differently, will likely have different results, as would two contracts purchased on different days with the same investment options.

Each market cycle is unique, therefore the performance of your Sub-accounts, and its impact on your Unadjusted Account Value, will differ from market cycle to market cycle, therefore producing different transfer activity under the formula. The amount and timing of transfers to and from the Bond Sub-account depend on various factors unique to your Annuity and are not necessarily directly correlated with the securities markets, bond markets, interest rates or any other market or index. Some of the factors that determine the amount and timing of transfers (as applicable to your Annuity), include:

▪ The difference between your Unadjusted Account Value and your Protected Withdrawal Value;

▪ The amount of time the benefit has been in effect on your Annuity;

▪ The amount allocated to and the performance of the Permitted Sub-accounts and the Bond Sub-account;

▪ Any additional Purchase Payments you make to your Annuity (while the benefit is in effect); and

▪ Any withdrawals you take from your Annuity (while the benefit is in effect).

Under the formula, investment performance of your Unadjusted Account Value that is negative, flat, or even moderately positive may result in a transfer of a portion of your Unadjusted Account Value in the Permitted Sub-accounts to the Bond Sub-account.

At any given time, some, most or none of your Unadjusted Account Value will be allocated to the Bond Sub-account, as dictated by the formula.

57

The amount allocated to the Bond Sub-account and the amount allocated to the Permitted Sub-accounts each is a variable in the formula. Therefore, the investment performance of each affects whether a transfer occurs for your Annuity. As the amounts allocated to either the Bond Sub-account or the Permitted Sub-accounts increase, the performance of those sub-accounts will have a greater impact on your Unadjusted Account Value and hence a greater impact on if(and how much of) your Unadjusted Account Value is transferred to or from the Bond Sub-account. It is possible that if a significant portion of your Unadjusted Account Value is allocated to the Bond Sub-account and that Sub-account has positive performance, the formula might transfer a portion of your Unadjusted Account Value to the Permitted Sub-accounts, even if the performance of your Permitted Sub-accounts is negative. Conversely, if a significant portion of your Unadjusted Account Value is allocated to the Bond Sub-account and that Sub-account has negative performance, the formula may transfer additional amounts from your Permitted Sub-accounts to the Bond Sub-account even if the performance of your Permitted Sub-accounts is positive.

How the Formula Operates

Generally, the formula, which is applied each Valuation Day, takes four steps in determining any applicable transfers within your Annuity.

(1) First, the formula starts by identifying the value of future income payments we expect to pay. We refer to that value as the “Target Value” or “L”.

(2) Second, we subtract any amounts invested in the Bond Sub-account (“B”) from the Target Value and divide that number by the amount invested in the Permitted Sub-Accounts (“VV + VF”) where “VV” is the current Account Value of the elected Sub-accounts of the Annuity, and “VF” is the current Account Value of the elected Fixed Rate Options of the Annuity. We refer to this resulting value as the “Target Ratio” or “R”.

(3) Third, we compare the Target Ratio to designated thresholds and other rules described in greater detail below to determine if a transfer needs to occur.

(4) If a transfer needs to occur, we use another calculation to determine the amount of the transfer.

The Formula is:

R = (L – B)/ (VV + VF)

More specifically, the formula operates as follows:

(1) We calculate the Target Value (L) by multiplying the Income Basis (as defined in Appendix B) for that day by 5% and by the applicable Annuity Factor found in Appendix B. If you have already made a Lifetime Withdrawal, your Target Value would take into account any automatic step-up, any subsequent Purchase Payments and any withdrawals of Excess Income.

Example (assume the Income Basis is $200,000, and the contract is 11 1/2 months old, resulting in an annuity factor of 14.95)

Target Value (L) = $200,000 x 5% x 14.95 = $149,500

(2) Next, to calculate the Target Ratio (R), the Target Value is reduced by any amount held within the Bond Sub-account (B) on that day. The remaining amount is divided by the amount held within the Permitted Sub-accounts (VV + VF).

Example (assume the amount in the Bond Sub-account is zero, and the amount held within the Permitted Sub-

accounts is $179,500)

Target Ratio (R) = ($149,500 – 0)/$179,500 = 83.3%

(3) If, on each of three consecutive Valuation Days, the Target Ratio is greater than 83% but less than or equal to 84.5%, the formula will, on the third Valuation Day, make a transfer from your Permitted Sub-accounts to the Bond Sub-account (subject to the 90% cap discussed below). If, however, on any Valuation Day, the Target Ratio is above 84.5%, the formula will make a transfer from the Permitted Sub-accounts to the Bond Sub-account (subject to the 90% cap). Once a transfer is made, the Target Ratio must again be greater than 83% but less than or equal to 84.5% for three consecutive Valuation Days before a subsequent transfer to the Bond Sub-account will occur. If the Target Ratio falls below 78% on any Valuation Day, then a transfer from the Bond Sub-account to the Permitted Sub-accounts (excluding the DCA MVA Options) will occur.

Example: Assuming the Target Ratio is above 83% for a 3rd consecutive Valuation Day, but less than or equal to 84.5% for three consecutive Valuation Days, a transfer into the Bond Portfolio occurred.

(4) In deciding how much to transfer, we perform a calculation that essentially seeks to reallocate amounts held in the Permitted Sub-accounts and the Bond Sub-account so that the Target Ratio meets a target, which currently

58

is equal to 80% (subject to the 90% Cap discussion below). The further the Target Ratio is from 80% when a transfer is occurring under the formula, the greater the transfer amount will be.

The 90% Cap

The formula will not execute a transfer to the Bond Sub-account that results in more than 90% of your Unadjusted Account Value being allocated to the Bond Sub-account (“90% cap”) on that Valuation Day. Thus, on any Valuation Day, if the formula would require a transfer to the Bond Sub-account that would result in more than 90% of the Unadjusted Account Value being allocated to the Bond Sub-account, only the amount that results in exactly 90% of the Unadjusted Account Value being allocated to the Bond Sub-account will be transferred. Additionally, future transfers into the Bond Sub-account will not be made (regardless of the performance of the Bond Sub-account and the Permitted Sub-accounts) at least until there is first a transfer out of the Bond Sub-account. Once this transfer occurs out of the Bond Sub-account, future amounts may be transferred to or from the Bond Sub-account (subject to the 90% cap).

Under the operation of the formula, the 90% cap may come into and out of effect multiple times while you participate in the benefit. At no time will the formula make a transfer to the Bond Sub-account that results in greater than 90% of your Unadjusted Account Value being allocated to the Bond Sub-account. However, it is possible that, due to the investment performance of your allocations in the Bond Sub-account and your allocations in the Permitted Sub-accounts you have selected, your Unadjusted Account Value could be more than 90% invested in the Bond Sub-account.

Monthly Transfers

Additionally, on each monthly Annuity Anniversary (if the monthly Annuity Anniversary does not fall on a Valuation Day, the next Valuation Day will be used), following all of the above described daily calculations, if there is money allocated to the Bond Sub-account, the formula will perform an additional calculation to determine whether or not a transfer will be made from the Bond Sub-account to the Permitted Sub-accounts. This transfer will automatically occur provided that the Target Ratio, as described above, would be less than 83% after this transfer. The formula will not execute a transfer if the Target Ratio after this transfer would occur would be greater than or equal to 83%.

The amount of the transfer will be equal to the lesser of:

a) The total value of all your Unadjusted Account Value in the Bond Sub-account, or

b) An amount equal to 5% of your total Unadjusted Account Value.

Other Important Information

▪ The Bond sub-account is not a Permitted Sub-account. As such, only the formula can transfer Unadjusted Account Value to or from the Bond Sub-account. You may not allocate Purchase Payments or transfer any of your Unadjusted Account Value to or from the Bond Sub-account.

▪ While you are not notified before a transfer occurs to or from the Bond Sub-account, you will receive a confirmation statement indicating the transfer of a portion of your Unadjusted Account Value either to or from the Bond Sub-account. Your confirmation statements will be detailed to include the effective date of the transfer, the dollar amount of the transfer and the Permitted Sub-accounts the funds are being transferred to/from. Depending on the results of the calculations of the formula, we may, on any Valuation Day:

▪ Not make any transfer between the Permitted Sub-accounts and the Bond Sub-account; or

▪ If a portion of your Unadjusted Account Value was previously allocated to the Bond Sub-account, transfer all or a portion of those amounts to the Permitted Sub-accounts (as described above); or

▪ Transfer a portion of your Unadjusted Account Value in the Permitted Sub-accounts and the DCA MVA Options to the Bond Sub-account.

▪ If you make additional Purchase Payments to your Annuity, they will be allocated to the Permitted Sub-accounts and will be subject to the formula.

▪ Additional Purchase Payments to your Annuity do not increase “B” within the formula, and may result in an additional Account Value being transferred to the Permitted Sub-accounts, or a transfer to the Bond Sub-account due to the change in the ratio.

▪ If you make additional Purchase Payments to your Annuity while the 90% cap is in effect, the formula will not transfer any of such additional Purchase Payments to the Bond Sub-account at least until there is first a transfer out of the Bond Sub-account, regardless of how much of your Unadjusted Account Value is in the Permitted Sub-accounts. This means that there could be scenarios under which, because of the additional Purchase Payments you make, less than 90% of your entire Unadjusted Account Value is allocated to the Bond Sub-account, and the formula will still not transfer any of your Unadjusted Account Value to the Bond Sub-account (at least until there is first a transfer out of the Bond Sub-account).

▪ If you are participating in a Highest Daily Lifetime Income v2.1 benefit and you are also participating in the 6 or 12 Month DCA Program, the following rules apply:

▪ DCA MVA Options are considered “Permitted Sub-accounts” for purpose of the Target Ratio calculation (“L”) described above.

59

▪ The formula may transfer amounts out of the DCA MVA Options to the Bond Sub-account if the amount allocated to the other Permitted Sub-accounts is insufficient to cover the amount of the transfer.

▪ The transfer formula will not allocate amounts to the DCA MVA Options when there is a transfer out of the Bond Sub-account. Such transfers will be allocated pro-rata to the variable Sub-accounts, excluding the Bond Sub-account.

▪ A Market Value Adjustment is not assessed when amounts are transferred out of the DCA MVA Options under the transfer formula.

Additional Tax Considerations

If you purchase an annuity as an investment vehicle for “qualified” investments, including an IRA, SEP-IRA, Tax Sheltered Annuity (or 403(b)) or employer plan under Code Section 401(a), the Required Minimum Distribution rules under the Code provide that you begin receiving periodic amounts beginning after age 70 1/2. For a Tax Sheltered Annuity or a 401(a) plan for which the participant is not a greater than five (5) percent Owner of the employer, this required beginning date can generally be deferred to retirement, if later. Roth IRAs are not subject to these rules during the Owner’s lifetime.

As indicated, withdrawals made while this benefit is in effect will be treated, for tax purposes, in the same way as any other withdrawals under the Annuity. Please see “Tax Considerations” for a detailed discussion of the tax treatment of withdrawals. We do not address each potential tax scenario that could arise with respect to this benefit here. However, we do note that if you participate in Highest Daily Lifetime Income v2.1 or Spousal Highest Daily Lifetime Income v2.1 through a nonqualified annuity, as with all withdrawals, once all Purchase Payments are returned under the Annuity, all subsequent withdrawal amounts will be taxed as ordinary income.

SPOUSAL HIGHEST DAILY LIFETIME INCOME v2.1 BENEFIT

Spousal Highest Daily Lifetime® Income v2.1 Benefit is a lifetime guaranteed minimum withdrawal benefit, under which, subject to the terms of the benefit, we guarantee your ability to take a certain annual withdrawal amount for the lives of two individuals who are spouses. We reserve the right, in our sole discretion, to cease offering this benefit for new elections, at any time.

We offer a benefit that guarantees, until the later death of two natural persons who are each other’s spouse at the time of election of the benefit (the “designated lives”, and each, a “designated life”), the ability to withdraw an annual amount (the “Annual Income Amount”) equal to a percentage of an initial principal value (the “Protected Withdrawal Value”) regardless of the impact of Sub-account performance on the Unadjusted Account Value, subject to our rules regarding the timing and amount of withdrawals. You are guaranteed to be able to withdraw the Annual Income Amount for the lives of the designated lives, provided you have not made withdrawals treated as Excess Income that result in your Unadjusted Account Value being reduced to zero. We also permit you to designate the first withdrawal from your Annuity as a one-time “Non-Lifetime Withdrawal.” You may wish to take a Non-Lifetime Withdrawal if you have an immediate need for access to your Account Value but do not wish to begin lifetime payments under the optional living benefit. All other partial withdrawals from your Annuity are considered a “Lifetime Withdrawal” under the benefit. Withdrawals are taken first from your own Unadjusted Account Value. We are only required to begin making lifetime income payments to you under our guarantee when and if your Unadjusted Account Value is reduced to zero (for any reason other than due to partial withdrawals of Excess Income). The benefit may be appropriate if you intend to make periodic withdrawals from your Annuity, wish to ensure that Sub-account performance will not affect your ability to receive annual payments, and wish either spouse to be able to continue Spousal Highest Daily Lifetime Income v2.1 after the death of the first spouse. You are not required to make withdrawals as part of the benefit – the guarantees are not lost if you withdraw less than the maximum allowable amount each year under the rules of the benefit. An integral component of Spousal Highest Daily Lifetime Income v2.1 is the predetermined mathematical formula we employ that may periodically transfer your Unadjusted Account Value to and from the AST Investment Grade Bond Sub-account. See the section above entitled “How Highest Daily Lifetime Income v2.1 Transfers Unadjusted Account Value Between Your Permitted Sub-accounts and the AST Investment Grade Bond Sub-account.”

Spousal Highest Daily Lifetime Income v2.1 is the spousal version of Highest Daily Lifetime Income v2.1. This version is only being offered in those jurisdictions where we have received regulatory approval and will be offered subsequently in other jurisdictions when we receive regulatory approval in those jurisdictions. Currently, if you elect Spousal Highest Daily Lifetime Income v2.1 and subsequently terminate the benefit, you may elect another living benefit, subject to our current rules. Please note that if you terminate Spousal Highest Daily Lifetime Income v2.1 Benefit and elect another benefit, you lose the guarantees that you had accumulated under your existing benefit and will begin the new guarantees under the new benefit you elect based on your Unadjusted Account Value as of the date the new benefit becomes active. See “Terminating of Existing Benefits and Election of New Benefits” for details.

Spousal Highest Daily Lifetime Income v2.1 must be elected based on two designated lives, as described below. Each designated life must be at least 45 years old on the benefit effective date. We will not divide an Annuity or the Spousal Highest Daily Lifetime Income v2.1 benefit due to a divorce. See “Election of and Designations under the Benefit” below for details. Spousal Highest Daily Lifetime Income v2.1 is not available if you elect any other optional living benefit.

60

As long as your Spousal Highest Daily Lifetime Income v2.1 is in effect, you must allocate your Unadjusted Account Value in accordance with the permitted Sub-accounts and other Investment Option(s) available with this benefit. For a more detailed description of the permitted Investment Options, see the “Investment Options” section.

Although you are guaranteed the ability to withdraw your Annual Income Amount for life even if your Unadjusted Account Value falls to zero, if any particular withdrawal is a withdrawal of Excess Income (as described below) and brings your Unadjusted Account Value to zero, your Annual Income Amount also would fall to zero, and the benefit and the Annuity then would terminate. In that scenario, no further amount would be payable under Spousal Highest Daily Lifetime Income v2.1. As to the impact of such a scenario on any other optional benefit you may have, please see “Highest Daily Lifetime Income v2.1 Benefit.”

You may also participate in the 6 or 12 Month Dollar Cost Averaging Program if you elect Spousal Highest Daily Lifetime Income v2.1, subject to the 6 or 12 Month DCA Program’s rules. See “6 or 12 Month Dollar Cost Averaging Program” for details.

Key Feature – Protected Withdrawal Value

The Protected Withdrawal Value is only used to calculate the initial Annual Income Amount and the benefit fee. The Protected Withdrawal Value is separate from your Unadjusted Account Value and not available as cash or a lump sum withdrawal. On the effective date of the benefit, the Protected Withdrawal Value is equal to your Unadjusted Account Value. On each Valuation Day thereafter until the date of first Lifetime Withdrawal (excluding any Non-Lifetime Withdrawal discussed below), the Protected Withdrawal Value is equal to the “Periodic Value” described in the next paragraph.

The “Periodic Value” is initially equal to the Unadjusted Account Value on the effective date of the benefit. On each Valuation Day thereafter until the first Lifetime Withdrawal, we recalculate the Periodic Value. We stop determining the Periodic Value upon your first Lifetime Withdrawal after the effective date of the benefit. The Periodic Value is proportionally reduced for any Non-Lifetime Withdrawal. (See below for examples of proportional reductions.)

The Periodic Value on or before the Roll-Up End Date:

On any day we recalculate the Periodic Value (a “Current Valuation Day”) that falls on or before the tenth (10th) anniversary of the benefit effective date (referred to as the “Roll-Up End Date”), the Periodic Value is equal to the greater of:

(1) the Periodic Value for the immediately preceding business day (the “Prior Valuation Day”) appreciated at the daily equivalent of 5% annually during the calendar day(s) between the Prior Valuation Day and the Current Valuation Day (i.e., one day for successive Valuation Days, but more than one calendar day for Valuation Days that are separated by weekends and/or holidays), plus the amount of any Purchase Payment made on the Current Valuation Day; and

(2) the Unadjusted Account Value on the current Valuation Day.

The Periodic Value after the Roll-Up End Date:

On any Current Valuation Day that falls after the Roll-Up End Date, the Periodic Value is equal to the greater of:

(1) the Periodic Value for the Prior Valuation Day, plus the amount of any Purchase Payment made on the Current Valuation Day; and

(2) the Unadjusted Account Value on the current Valuation Day.

Because the 5% daily appreciation ends after the 10th anniversary of the benefit effective date, you should carefully consider when it is most appropriate for you to begin taking withdrawals under the benefit. If you are taking Lifetime Withdrawals prior to your 10th benefit anniversary, the 5% daily appreciation will no longer increase your Protected Withdrawal Value.

Once the first Lifetime Withdrawal is made, the Protected Withdrawal Value at any time is equal to the greater of (i) the Protected Withdrawal Value on the date of the first Lifetime Withdrawal, increased for subsequent Purchase Payments and reduced for subsequent Lifetime Withdrawals, and (ii) the highest daily Unadjusted Account Value upon any step-up, increased for subsequent Purchase Payments and reduced for subsequent Lifetime Withdrawals (see the examples that begin immediately prior to the sub-heading below entitled “Example of dollar-for-dollar reductions”).

Please note that if you elect Spousal Highest Daily Lifetime Income v2.1, your Account Value is not guaranteed, can fluctuate and may lose value.

Key Feature – Annual Income Amount under Spousal Highest Daily Lifetime Income v2.1

The Annual Income Amount is equal to a specified percentage of the Protected Withdrawal Value at the first Lifetime Withdrawal and does not reduce in subsequent Annuity Years, as described below. The percentage initially depends on the age of the younger designated life on the date of the first Lifetime Withdrawal after election of the benefit. The percentages are: 2.5% for ages 50 to 54; 3% for ages 55 to less than 59  1/2; 3.5% for ages 59  1/2 to 64; 4% for ages 65 to 69; 4.5% for ages 70 to 84; and 5.5% for ages 85 or older. We use the age of the younger designated life even if that

61

designated life is no longer a participant under the Annuity due to death or divorce. Under Spousal Highest Daily Lifetime Income v2.1, if your cumulative Lifetime Withdrawals in an Annuity Year are less than or equal to the Annual Income Amount, they will not reduce your Annual Income Amount in subsequent Annuity Years, but any such withdrawals will reduce the Annual Income Amount on a dollar-for-dollar basis in that Annuity Year and also will reduce the Protected Withdrawal Value on a dollar-for-dollar basis. If your cumulative Lifetime Withdrawals in an Annuity Year are in excess of the Annual Income Amount for any Annuity Year (“Excess Income”), your Annual Income Amount in subsequent years will be reduced (except with regard to Required Minimum Distributions for this Annuity that comply with our rules) by the result of the ratio of the Excess Income to the Unadjusted Account Value immediately prior to such withdrawal (see examples of this calculation below). Excess Income also will reduce the Protected Withdrawal Value by the same ratio.

The amount of any applicable CDSC and/or tax withholding will be included in your withdrawal amount to determine whether your withdrawal is a withdrawal of Excess Income.

▪ If you request a gross withdrawal, the amount of any CDSC and/or tax withholding will be deducted from the amount you actually receive. This means you will receive less than you requested. In this instance, in order to avoid a withdrawal of Excess Income, you cannot request an amount that would result in cumulative withdrawals in that Annuity Year exceeding your Annual Income Amount.

▪ If you request a net withdrawal, the amount of any CDSC and/or tax withholding will be deducted from your Unadjusted Account Value. This means that an amount greater than the amount you requested will be deducted from your Unadjusted Account Value. In this instance, in order to avoid a withdrawal of Excess Income, the amount you request plus the amount of any applicable CDSC and/or tax withholding cannot cause cumulative withdrawals in that Annuity Year to exceed your Annual Income Amount. If you request a net withdrawal, you are more likely to take a withdrawal of Excess Income than if you request a gross withdrawal.

You may use the systematic withdrawal program to make withdrawals of the Annual Income Amount. Any systematic withdrawal will be deemed a Lifetime Withdrawal under this benefit and must be taken as a gross withdrawal.

Any Purchase Payment that you make subsequent to the election of Spousal Highest Daily Lifetime Income v2.1 and subsequent to the first Lifetime Withdrawal will (i) immediately increase the then-existing Annual Income Amount by an amount equal to a percentage of the Purchase Payment based on the age of the younger designated life at the time of the first Lifetime Withdrawal (the percentages are: 2.5% for ages 50 to 54; 3% for ages 55 to less than 59  1/2; 3.5% for ages 59  1/2 to 64; 4% for ages 65 to 69; 4.5% for ages 70 to 84; and 5.5% for ages 85 or older), and (ii) increase the Protected Withdrawal Value by the amount of the Purchase Payment.

While Spousal Highest Daily Lifetime Income v2.1 is in effect, we may limit, restrict, suspend or reject any additional Purchase Payment at any time, but would do so on a non-discriminatory basis. Circumstances where we may limit, restrict, suspend or reject additional Purchase Payments include, but are not limited to, the following:

▪ if we determine that, as a result of the timing and amounts of your additional Purchase Payments and withdrawals, the Annual Income Amount is being increased in an unintended fashion. Among the factors we will use in making a determination as to whether an action is designed to increase the Annual Income Amount in an unintended fashion is the relative size of additional Purchase Payment(s);

▪ if we are not then offering this benefit for new issues; or

▪ if we are offering a modified version of this benefit for new issues.

If we exercise our right to restrict, suspend, reject and/or place limitations on the acceptance of additional Purchase Payments, you may no longer be able to fund your Spousal Highest Daily Lifetime Income v2.1 benefit. This means that you may no longer be able to increase the values associated with your Spousal Highest Daily Lifetime Income v2.1 benefit through additional Purchase Payments. When you purchase this Annuity and determine the amount of your initial Purchase Payment, you should consider the fact that we may suspend, reject or limit additional Purchase Payments at some point in the future.

We will exercise such reservation of right for all annuity purchasers in the same class of annuity in a non-discriminatory manner.

Highest Daily Auto Step-Up

An automatic step-up feature (“Highest Daily Auto Step-Up”) is part of this benefit. As detailed in this paragraph, the Highest Daily Auto Step-Up feature can result in a larger Annual Income Amount subsequent to your first Lifetime Withdrawal. The Highest Daily Step-Up starts with the anniversary of the Issue Date of the Annuity (the “Annuity Anniversary”) immediately after your first Lifetime Withdrawal under the benefit. Specifically, upon the first such Annuity Anniversary, we identify the Unadjusted Account Value on each Valuation Day within the immediately preceding Annuity Year after your first Lifetime Withdrawal. Having identified the highest daily value (after all daily values have been adjusted for subsequent Purchase Payments and withdrawals), we then multiply that value by a percentage that varies based on the age of the younger designated life on the Annuity Anniversary as of which the step-up would occur. The

62

percentages are 2.5% for ages 50 to 54; 3% for ages 55 to less than 59 1/2; 3.5% for ages 59 1/2 to 64; 4% for ages 65 to 69; 4.5% for ages 70 to 84; and 5.5% for ages 85 or older. If that value exceeds the existing Annual Income Amount, we replace the existing amount with the new, higher amount. Otherwise, we leave the existing Annual Income Amount intact. We will not automatically increase your Annual Income Amount solely as a result of your attaining a new age that is associated with a new age-based percentage. The Unadjusted Account Value on the Annuity Anniversary is considered the last daily step-up value of the Annuity Year. In later years (i.e., after the first Annuity Anniversary after the first Lifetime Withdrawal), we determine whether an automatic step-up should occur on each Annuity Anniversary by performing a similar examination of the Unadjusted Account Values that occurred on Valuation Days during the year. Taking Lifetime Withdrawals could produce a greater difference between your Protected Withdrawal Value and your Unadjusted Account Value, which may make a Highest Daily Auto Step-up less likely to occur. At the time that we increase your Annual Income Amount, we also increase your Protected Withdrawal Value to equal the highest daily value upon which your step-up was based only if that results in an increase to the Protected Withdrawal Value. Your Protected Withdrawal Value will never be decreased as a result of an income step-up. If, on the date that we implement a Highest Daily Auto Step-Up to your Annual Income Amount, the charge for Spousal Highest Daily Lifetime Income v2.1 has changed for new purchasers, you may be subject to the new charge at the time of such step-up. Prior to increasing your charge for Spousal Highest Daily Lifetime Income v2.1 Benefit upon a step-up, we would notify you, and give you the opportunity to cancel the automatic step-up feature. If you receive notice of a proposed step-up and accompanying fee increase, you should carefully evaluate whether the amount of the step-up justifies the increased fee to which you will be subject. Any such increased charge will not be greater than the maximum charge set forth in the table entitled “Your Optional Benefit Fees and Charges”.

If you are enrolled in a systematic withdrawal program, we will not automatically increase the withdrawal amount when there is an increase to the Annual Income Amount. You must notify us in order to increase the withdrawal amount of any systematic withdrawal program.

Spousal Highest Daily Lifetime Income v2.1 does not affect your ability to take partial withdrawals under your Annuity, or limit your ability to take partial withdrawals that exceed the Annual Income Amount. Under Spousal Highest Daily Lifetime Income v2.1, if your cumulative Lifetime Withdrawals in an Annuity Year are less than or equal to the Annual Income Amount, they will not reduce your Annual Income Amount in subsequent Annuity Years, but any such withdrawals will reduce the Annual Income Amount on a dollar-for-dollar basis in that Annuity Year. If, cumulatively, you withdraw an amount less than the Annual Income Amount in any Annuity Year, you cannot carry over the unused portion of the Annual Income Amount to subsequent Annuity Years. If your cumulative (partial) Lifetime Withdrawals in an Annuity Year exceed the Annual Income Amount, your Annual Income Amount in subsequent years will be reduced (except with regard to Required Minimum Distributions for this Annuity that comply with our rules).

Because both the Protected Withdrawal Value and Annual Income Amount are determined in a way that is not solely related to the Unadjusted Account Value, it is possible for the Unadjusted Account Value to fall to zero, even though the Annual Income Amount remains.

Examples of dollar-for-dollar and proportional reductions, and the Highest Daily Auto Step-Up are set forth below. The values shown here are purely hypothetical, and do not reflect the charges for Spousal Highest Daily Lifetime Income v2.1 or any other fees and charges under the Annuity. Assume the following for all three examples:

▪ The Issue Date is November 1

▪ Spousal Highest Daily Lifetime Income v2.1 is elected on August 1 of the following calendar year

▪ Both designated lives were 70 years old when they elected Spousal Highest Daily Lifetime Income v2.1

▪ The first withdrawal is a Lifetime Withdrawal

Unless otherwise indicated, it is assumed that all dates referenced hereafter in these examples fall on consecutive business days.

Example of dollar-for-dollar reductions

On October 28, the Protected Withdrawal Value is $120,000, resulting in an Annual Income Amount of $5,400 (since the younger designated life is between the ages of 70 and 84 at the time of the first Lifetime Withdrawal, the Annual Income Amount is 4.5% of the Protected Withdrawal Value, in this case 4.5% of $120,000). Assuming $2,500 is withdrawn from the Annuity on this date, the remaining Annual Income Amount for that Annuity Year (up to and including October 31) is $2,900. This is the result of a dollar-for-dollar reduction of the Annual Income Amount ($5,400 less $2,500 = $2,900).

Example of proportional reductions

Continuing the previous example, assume an additional withdrawal of $5,000 occurs on October 29 and the Account Value at the time and immediately prior to this withdrawal is $118,000. The first $2,900 of this withdrawal reduces the Annual Income Amount for that Annuity Year to $0. The remaining withdrawal amount of $2,100 reduces the Annual Income Amount in future Annuity Years on a proportional basis based on the ratio of the Excess Income to the Account

63

Value immediately prior to the Excess Income. (Note that if there were other withdrawals in that Annuity Year, each would result in another proportional reduction to the Annual Income Amount).

Here is the calculation:

Account Value before Lifetime Withdrawal	$ 118,000.00
Amount of “non” Excess Income	$ 2,900.00
Account Value immediately before Excess Income of $2,100	$ 115,100.00
Excess Income amount	$ 2,100.00
Ratio ($2,100 / $115,100 = 1.82%)	1.82%
Annual Income Amount	$ 5,400.00
1.82% Reduction in Annual Income Amount	$ 98.28
Annual Income Amount for future Annuity Years	$ 5,301.72

Example of highest daily auto step-up

On each Annuity Anniversary date after the first Lifetime Withdrawal, the Annual Income Amount is stepped-up if the appropriate percentage (based on the younger designated life’s age on that Annuity Anniversary) of the highest daily value since your first Lifetime Withdrawal (or last Annuity Anniversary in subsequent years), adjusted for withdrawals and additional Purchase Payments, is greater than the Annual Income Amount, adjusted for Excess Income and additional Purchase Payments.

For this example assume the Annual Income Amount for this Annuity Year is $10,800. Also assume that a Lifetime Withdrawal of $5,400 was previously taken during the Annuity Year and a $10,000 withdrawal resulting in $4,600 of Excess Income on June 29 reduces the amount to $10,259.75 for future years. For the next Annuity Year, the Annual Income Amount will be stepped up if 4.5% of the highest daily Unadjusted Account Value, adjusted for withdrawals and Purchase Payments is greater than $10,259.75. Steps for determining the daily values are displayed below. Only the June 28 value is being adjusted for Excess Income; the June 30, July 1, and July 2 Valuation Dates occur after the Excess Income withdrawal on June 29.

Date*	Unadjusted Account Value	Highest Daily Value (adjusted for withdrawal and purchase payments)**	Adjusted Annual Income Amount (5% of the Highest Daily Value)
June 28	$ 238,000.00	$ 238,000.00	$ 10,710.00
June 29	$ 226,500.00	$ 227,994.52	$ 10,259.75
June 30	$ 226,800.00	$ 227,994.52	$ 10,259.75
July 1	$ 233,500.00	$ 233,500.00	$ 10,507.50
July 2	$ 231,900.00	$ 233,500.00	$ 10,507.50

* In this example, the Annuity Anniversary date is July 2. The Valuation Dates are every day following the first Lifetime Withdrawal. In subsequent Annuity Years Valuation Dates will be the Annuity Anniversary and every day following the Annuity Anniversary. The Annuity Anniversary Date of July 2 is considered the first Valuation Date in the Annuity Year.

** In this example, the first daily value after the first Lifetime Withdrawal is $238,000 on June 28, resulting in an adjusted Annual Income Amount of $10,710.00. This amount is adjusted on June 29 to reflect the $10,000 withdrawal. The adjustments are determined as follows:

▪ The Unadjusted Account Value of $238,000 on June 28 is first reduced dollar-for-dollar by $5,400 ($5,400 is the remaining Annual Income Amount for the Annuity Year), resulting in Unadjusted Account Value of $232,600 before the Excess Income.

▪ This amount ($232,600) is further reduced by 1.98% the ratio of Excess Income of $4,600 ($10,000 withdrawal minus non-excess amount of $5,400) divided by the Account Value ($232,600) immediately preceding the Excess Income. This results in a Highest Daily Value of $227,994.52 after the adjustment.

▪ The adjusted June 29 Highest Daily Value, $227,994.52, is carried forward to the next Valuation Date of June 30. At this time, we compare this amount to the Unadjusted Account Value on June 30, $226,800. Since the June 29 adjusted Highest Daily Value of $227,994.52 is greater than the June 30 Unadjusted Account Value, we will continue to carry $227,994.52 forward to the next Valuation Date of July 1. The Unadjusted Account Value on July 1, $233,500, becomes the Highest Daily Value since it exceeds the $227,994.52 carried forward.

▪ The July 1 adjusted Highest Daily Value of $233,500 is also greater than the July 2 Unadjusted Account Value of $231,900, so the $233,500 will be carried forward to the first Valuation Date of July 2.

In this example, the final Highest Daily Value of $233,500 is converted to an Annual Income Amount based on the applicable Withdrawal Percentage of 4.5%, generating an Annual Income Amount of $10,507.50. Since this amount is greater than the current year's Annual Income Amount of $10,435.50 (adjusted for Excess Income), the Annual Income Amount for the next Annuity Year, starting on July 2 and continuing through July 1 of the following calendar year, will be stepped-up to $10,507.50.

Non-Lifetime Withdrawal Feature

You may take a one-time non-lifetime withdrawal (“Non-Lifetime Withdrawal”) under Spousal Highest Daily Lifetime Income v2.1. It is an optional feature of the benefit that you can only elect at the time of your first withdrawal. You cannot take a Non-Lifetime Withdrawal in an amount that would cause your Annuity’s Account Value, after taking the withdrawal, to fall below the minimum Surrender Value (see “Surrenders – Surrender Value”). This Non-Lifetime Withdrawal will not

64

establish your initial Annual Income Amount and the Periodic Value described earlier in this section will continue to be calculated. However, the total amount of the withdrawal will proportionally reduce all guarantees associated with Spousal Highest Daily Lifetime Income v2.1. You must tell us at the time you take the partial withdrawal if your withdrawal is intended to be the Non-Lifetime Withdrawal and not the first Lifetime Withdrawal under Spousal Highest Daily Lifetime Income v2.1. If you do not designate the withdrawal as a Non-Lifetime Withdrawal, the first withdrawal you make will be the first Lifetime Withdrawal that establishes your Annual Income Amount, which is based on your Protected Withdrawal Value. Once you elect the Non-Lifetime Withdrawal or Lifetime Withdrawals, no additional Non-Lifetime Withdrawals may be taken. If you do not take a Non-Lifetime Withdrawal before beginning Lifetime Withdrawals, you lose the ability to take it.

The Non-Lifetime Withdrawal will proportionally reduce the Protected Withdrawal Value by the percentage the total withdrawal amount (including any applicable CDSC and MVA) represents of the then current Account Value immediately prior to the withdrawal. As such, you should carefully consider when it is most appropriate for you to begin taking withdrawals under the benefit.

If you are participating in a systematic withdrawal program, the first withdrawal under the program cannot be classified as the Non-Lifetime Withdrawal. The first withdrawal under the program will be considered a Lifetime Withdrawal.

Example – Non-Lifetime Withdrawal (proportional reduction)

This example is purely hypothetical and does not reflect the charges for the benefit or any other fees and charges under the Annuity. It is intended to illustrate the proportional reduction of the Non-Lifetime Withdrawal under this benefit. Assume the following:

▪  The Issue Date is December 3

▪  Spousal Highest Daily Lifetime Income v2.1 is elected on September 4 of the following calendar year

▪  The Unadjusted Account Value at benefit election was $105,000

▪  Each designated life was 70 years old when he/she elected Spousal Highest Daily Lifetime Income v2.1

▪  No previous withdrawals have been taken under Spousal Highest Daily Lifetime Income v2.1

On October 3 of the same year the benefit is elected, the Protected Withdrawal Value is $125,000 and the Account Value is $120,000. Assuming $15,000 is withdrawn from the Annuity on that same October 3 and is designated as a Non-Lifetime Withdrawal, all guarantees associated with Spousal Highest Daily Lifetime Income v2.1 will be reduced by the ratio the total withdrawal amount represents of the Account Value just prior to the withdrawal being taken.

Here is the Calculation:

Withdrawal amount	$ 15,000
Divided by Account Value before withdrawal	$ 120,000
Equals ratio	12.50%
All guarantees will be reduced by the above ratio (12.50%)
Protected Withdrawal Value	$ 109,375

Required Minimum Distributions

See Required Minimum Distributions sub-section, within the discussion above concerning Highest Daily Lifetime Income v2.1.

Benefits Under Spousal Highest Daily Lifetime Income v2.1

▪ To the extent that your Unadjusted Account Value was reduced to zero as a result of cumulative Lifetime Withdrawals in an Annuity Year that are less than or equal to the Annual Income Amount, and amounts are still payable under Spousal Highest Daily Lifetime Income v2.1, we will make an additional payment, if any, for that Annuity Year equal to the remaining Annual Income Amount for the Annuity Year. Thus, in that scenario, the remaining Annual Income Amount would be payable even though your Unadjusted Account Value was reduced to zero. In subsequent Annuity Years we make payments that equal the Annual Income Amount as described in this section. We will make payments until the death of the first of the designated lives to die, and will continue to make payments until the death of the second designated life. After the Unadjusted Account Value is reduced to zero, you are not permitted to make additional Purchase Payments to your Annuity. To the extent that cumulative partial withdrawals in an Annuity Year exceed the Annual Income Amount (“Excess Income”) and reduce your Unadjusted Account Value to zero, Spousal Highest Daily Lifetime Income v2.1 terminates, we will make no further payments of the Annual Income Amount and no additional Purchase Payments will be permitted. However, if a partial withdrawal in the latter scenario was taken to satisfy a Required Minimum Distribution (as described above) under the Annuity then the benefit will not terminate, and we will continue to pay the Annual Income Amount in subsequent Annuity

65

Years until the death of the second designated life.

▪ Please note that if your Unadjusted Account Value is reduced to zero, any subsequent payments will be treated as annuity payments. Further, payments that we make under this benefit after the Latest Annuity Date will be treated as annuity payments. Also, any Death Benefit will terminate if withdrawals reduce your Unadjusted Account Value to zero. This means that any Death Benefit is terminated and no Death Benefit is payable if your Unadjusted Account Value is reduced to zero as the result of either a withdrawal in excess of your Annual Income Amount or less than or equal to, your Annual Income Amount.

▪ If annuity payments are to begin under the terms of your Annuity, or if you decide to begin receiving annuity payments and there is an Annual Income Amount due in subsequent Annuity Years, you can elect one of the following two options:

(1) apply your Unadjusted Account Value, less any applicable state required premium tax, to any annuity option available; or

(2) request that, as of the date annuity payments are to begin, we make annuity payments each year equal to the Annual Income Amount. We will make payments until the first of the designated lives to die, and will continue to make payments until the death of the second designated life. If, due to death of a designated life or divorce prior to annuitization, only a single designated life remains, then annuity payments will be made as a life annuity for the lifetime of the designated life. We must receive your request in a form acceptable to us at our office. If applying your Unadjusted Account Value, less any applicable tax charges, to our current life only (or joint life, depending on the number of designated lives remaining) annuity payment rates results in a higher annual payment, we will give you the higher annual payment.

▪ In the absence of an election when mandatory annuity payments are to begin, we currently make annual annuity payments as a joint and survivor or single (as applicable) life fixed annuity with eight payments certain, by applying the greater of the annuity rates then currently available or the annuity rates guaranteed in your Annuity. We reserve the right at any time to increase or decrease the certain period in order to comply with the Code (e.g., to shorten the period certain to match life expectancy under applicable Internal Revenue Service tables). The amount that will be applied to provide such annuity payments will be the greater of:

(1) the present value of the future Annual Income Amount payments (if no Lifetime Withdrawal was ever taken, we will calculate the Annual Income Amount as if you made your first Lifetime Withdrawal on the date the annuity payments are to begin). Such present value will be calculated using the greater of the joint and survivor or single (as applicable) life fixed annuity rates then currently available or the joint and survivor or single (as applicable) life fixed annuity rates guaranteed in your Annuity; and

(2) the Unadjusted Account Value.

Other Important Considerations

▪  Withdrawals under Spousal Highest Daily Lifetime Income v2.1 are subject to all of the terms and conditions of the Annuity, including any applicable CDSC for the Non-Lifetime Withdrawal as well as partial withdrawals that exceed the Annual Income Amount. If you have an active systematic withdrawal program running at the time you elect this benefit, the first systematic withdrawal that processes after your election of the benefit will be deemed a Lifetime Withdrawal. Withdrawals made while Spousal Highest Daily Lifetime Income v2.1 is in effect will be treated, for tax purposes, in the same way as any other withdrawals under the Annuity. Any withdrawals made under the benefit will be taken pro rata from the Sub-accounts (including the AST Investment Grade Bond Sub-account) and the DCA MVA Options. If you have an active systematic withdrawal program running at the time you elect this benefit, the program must withdraw funds pro rata.

▪ Any Lifetime Withdrawal that does not cause cumulative withdrawals in that Annuity Year to exceed your Annual Income Amount is not subject to a CDSC, even if the total amount of such withdrawals in any Annuity Year exceeds the maximum Free Withdrawal amount. For example, if your Free Withdrawal Amount is $10,000 and your Annual Income Amount is $11,000, withdrawals of your entire Annual Income Amount in any Annuity Year would not trigger a CDSC. If you withdrew $12,000, however, $1,000 would be subject to a CDSC.

▪ You should carefully consider when to begin taking Lifetime Withdrawals. If you begin taking withdrawals early, you may maximize the time during which you may take Lifetime Withdrawals due to longer life expectancy, and you will be using an optional benefit for which you are paying a charge. On the other hand, you could limit the value of the benefit if you begin taking withdrawals too soon. For example, withdrawals reduce your Unadjusted Account Value and may limit the potential for increasing your Protected Withdrawal Value. You should discuss with your Financial Professional when it may be appropriate for you to begin taking Lifetime Withdrawals.

▪ You cannot allocate Purchase Payments or transfer Unadjusted Account Value to or from the AST Investment Grade Bond Sub-account. A summary description of the AST Investment Grade Bond Portfolio appears in the Prospectus

66

section entitled “Investment Options.” In addition, you can find a copy of the AST Investment Grade Bond Portfolio Prospectus by going to www.prudentialannuities.com.

▪ Transfers to and from the Permitted Sub-accounts, the DCA MVA Options, and the AST Investment Grade Bond Sub-account triggered by the predetermined mathematical formula will not count toward the maximum number of free transfers allowable under an Annuity.

▪ Upon election of the benefit, 100% of your Unadjusted Account Value must be allocated to the Permitted Sub-accounts. We may amend the Permitted Sub-accounts from time to time. Changes to Permitted Sub-accounts, or to the requirements as to how you may allocate your Unadjusted Account Value with this benefit, will apply to new elections of the benefit and may apply to current participants in the benefit. To the extent that changes apply to current participants in the benefit, they will apply only upon re-allocation of Unadjusted Account Value, to any additional Purchase Payments that are made after the changes have gone into effect. That is, we will not require such current participants to re-allocate Unadjusted Account Value to comply with any new requirements.

▪ If you elect or terminate and re-elect this benefit, you may be required to reallocate to different Sub-accounts if you are currently invested in non-permitted Sub-accounts. On the Valuation Day we receive your request in Good Order, we will (i) sell Units of the non-permitted Sub-accounts and (ii) invest the proceeds of those sales in the Permitted Sub-accounts that you have designated. During this reallocation process, your Unadjusted Account Value allocated to the Sub-accounts will remain exposed to investment risk, as is the case generally. The newly-elected benefit will commence at the close of business on the following Valuation Day. Thus, the protection afforded by the newly-elected benefit will not begin until the close of business on the following Valuation Day.

▪ Any Death Benefit will terminate if withdrawals taken under Spousal Highest Daily Lifetime Income v2.1 reduce your Unadjusted Account Value to zero. This means that any Death Benefit is terminated and no Death Benefit is payable if your Unadjusted Account Value is reduced to zero as the result of either a withdrawal in excess of your Annual Income Amount or less than or equal to, your Annual Income Amount. (See “Death Benefit” for more information.)

Charge for Highest Daily Lifetime Income v2.1

The current charge for Spousal Highest Daily Lifetime Income v2.1 is 1.10% annually of the greater of Unadjusted Account Value and Protected Withdrawal Value. The maximum charge for Spousal Highest Daily Lifetime Income v2.1 is 2.00% annually of the greater of the Unadjusted Account Value and Protected Withdrawal Value. As discussed in “Highest Daily Auto Step-Up” above, we may increase the fee upon a step-up under this benefit. We deduct this charge on quarterly anniversaries of the benefit effective date, based on the values on the last Valuation Day prior to the quarterly anniversary. Thus, we deduct, on a quarterly basis, 0.275% of the greater of the prior Valuation Day’s Unadjusted Account Value, or the prior Valuation Day’s Protected Withdrawal Value. We deduct the fee pro rata from each of your Sub-accounts, including the AST Investment Grade Bond Sub-account. You will begin paying this charge as of the effective date of the benefit even if you do not begin taking withdrawals for many years, or ever. We will not refund the charges you have paid if you choose never to take any withdrawals and/or if you never receive any lifetime income payments.

If the deduction of the charge would result in the Unadjusted Account Value falling below the lesser of $500 or 5% of the sum of the Unadjusted Account Value on the effective date of the benefit plus all Purchase Payments made subsequent thereto (we refer to this as the “Account Value Floor”), we will only deduct that portion of the charge that would not cause the Unadjusted Account Value to fall below the Account Value Floor. If the Unadjusted Account Value on the date we would deduct a charge for the benefit is less than the Account Value Floor, then no charge will be assessed for that benefit quarter. Charges deducted upon termination of the benefit may cause the Unadjusted Account Value to fall below the Account Value Floor. If a charge for Spousal Highest Daily Lifetime Income v2.1 would be deducted on the same day we process a withdrawal request, the charge will be deducted first, then the withdrawal will be processed. The withdrawal could cause the Unadjusted Account Value to fall below the Account Value Floor. While the deduction of the charge (other than the final charge) may not reduce the Unadjusted Account Value to zero, a withdrawal that is not a withdrawal of Excess Income may reduce the Unadjusted Account Value to zero. If the Unadjusted Account Value is reduced to zero as a result of a partial withdrawal that is not a withdrawal of Excess Income and the Annual Income Amount is greater than zero, we will make payments under the benefit.

Election of and Designations under the Benefit

Spousal Highest Daily Lifetime Income v2.1 can only be elected based on two designated lives. Designated lives must be natural persons who are each other’s spouses at the time of election of the benefit. Currently, Spousal Highest Daily Lifetime Income v2.1 only may be elected if the Owner, Annuitant, and Beneficiary designations are as follows:

▪ One Annuity Owner, where the Annuitant and the Owner are the same person and the sole Beneficiary is the Owner’s spouse. Each Owner/Annuitant and the Beneficiary must be at least 50 years old at the time of election; or

▪ Co-Annuity Owners, where the Owners are each other’s spouses. The Beneficiary designation must be the surviving spouse, or the spouses named equally. One of the Owners must be the Annuitant. Each Owner must be at least 50 years old at the time of election; or

67

▪ One Annuity Owner, where the Owner is a custodial account established to hold retirement assets for the benefit of the Annuitant pursuant to the provisions of Section 408(a) of the Internal Revenue Code (or any successor Code section thereto) (“Custodial Account”), the Beneficiary is the Custodial Account, and the spouse of the Annuitant is the Contingent Annuitant. Each of the Annuitant and the Contingent Annuitant must be at least 50 years old at the time of election.

 We do not permit a change of Owner under this benefit, except as follows: (a) if one Owner dies and the surviving spousal Owner assumes the Annuity, or (b) if the Annuity initially is co-owned, but thereafter the Owner who is not the Annuitant is removed as Owner. We permit changes of Beneficiary designations under this benefit. However if the Beneficiary is changed, the benefit may not be eligible to be continued upon the death of the first designated life. A change in designated lives will result in cancellation of Spousal Highest Daily Lifetime Income v2.1. If the designated lives divorce, Spousal Highest Daily Lifetime Income v2.1 may not be divided as part of the divorce settlement or judgment. Nor may the divorcing spouse who retains ownership of the Annuity appoint a new designated life upon re-marriage. Our current administrative procedure is to treat the division of an Annuity as a withdrawal from the existing Annuity. Any applicable CDSC will apply to such a withdrawal. The non-owner spouse may then decide whether he or she wishes to use the withdrawn funds to purchase a new Annuity, subject to the rules that are current at the time of purchase.

Spousal Highest Daily Lifetime Income v2.1 can be elected at the time that you purchase your Annuity or after the Issue Date, subject to its availability, and our eligibility rules and restrictions. If you elect Spousal Highest Daily Lifetime Income v2.1 and terminate it, you can re-elect it, subject to our current rules and availability. See “Termination of Existing Benefits and Election of New Benefits” for information pertaining to elections, termination and re-election of benefits. Please note that if you terminate a living benefit and elect Spousal Highest Daily Lifetime Income v2.1, you lose the guarantees that you had accumulated under your existing benefit, and your guarantees under Spousal Highest Daily Lifetime Income v2.1 will be based on your Unadjusted Account Value on the effective date of Spousal Highest Daily Lifetime Income v2.1. You and your Financial Professional should carefully consider whether terminating your existing benefit and electing Spousal Highest Daily Lifetime Income v2.1 is appropriate for you. We reserve the right to waive, change and/or further limit the election frequency in the future for new elections of this benefit. In purchasing the Annuity and selecting benefits, you should consider that there is no guarantee that any benefit will be available for election at a later date.

If you wish to elect this benefit and you are currently participating in a systematic withdrawal program, amounts withdrawn under the program must be taken on a pro rata basis from your Annuity’s Sub-accounts (i.e., in direct proportion to the proportion that each such Sub-account bears to your total Account Value) in order for you to be eligible for the benefit. Thus, you may not elect Spousal Highest Daily Lifetime Income v2.1 so long as you participate in a systematic withdrawal program in which withdrawals are not taken pro rata.

Termination of the Benefit

You may terminate the benefit at any time by notifying us. If you terminate the benefit, any guarantee provided by the benefit will terminate as of the date the termination is effective, and certain restrictions on re-election may apply.

The benefit automatically terminates upon the first to occur of the following:

(i) upon our receipt of Due Proof of Death of the first designated life, if the surviving spouse opts to take the death benefit under the Annuity (rather than continue the Annuity) or if the surviving spouse is not an eligible designated life;

(ii) upon the death of the second designated life;

(iii) your termination of the benefit;

(iv) your surrender of the Annuity;

(v) the Latest Annuity Date or your election to begin receiving annuity payments (although if you have elected to take annuity payments in the form of the Annual Income Amount, we will continue to pay the Annual Income Amount);

(vi) both the Unadjusted Account Value and Annual Income Amount equal zero due to a withdrawal of Excess Income;

(vii) you allocate or transfer any portion of your Account Value to any Sub-account(s) to which you are not permitted to electively allocate or transfer Account Value (subject to state law – please see Appendix C for Special Contract Provisions for Annuities Issued in Certain States);* or

(viii) you cease to meet our requirements as described in “Election of and Designations under the Benefit” above or if we process a requested change that is not consistent with our allowed owner, annuitant or beneficiary designations.*

* Prior to terminating a benefit, we will send you written notice and provide you with an opportunity to reallocate amounts to the Permitted Sub-accounts or change your designations, if applicable.

68

“Due Proof of Death” is satisfied when we receive all of the following in Good Order: (a) a death certificate or similar documentation acceptable to us; (b) all representations we require or which are mandated by applicable law or regulation in relation to the death claim and the payment of death proceeds (representations may include, but are not limited to, trust or estate paperwork (if needed); consent forms (if applicable); and claim forms from at least one beneficiary); and (c) any applicable election of the method of payment of the death benefit, if not previously elected by the Owner, by at least one Beneficiary.

Upon termination of Spousal Highest Daily Lifetime Income v2.1 other than upon the death of the second Designated Life or Annuitization, we impose any accrued fee for the benefit (i.e., the fee for the pro-rated portion of the year since the fee was last assessed), and thereafter we cease deducting the charge for the benefit. This final charge will be deducted even if it results in the Unadjusted Account Value falling below the Account Value Floor. However, if the amount in the Sub-accounts is not enough to pay the charge, we will reduce the fee to no more than the amount in the Sub-accounts. With regard to your investment allocations, upon termination we will: (i) leave intact amounts that are held in the Permitted Sub-accounts, and (ii) unless you are participating in an asset allocation program (i.e., Static Re-balancing Program, or 6 or 12 Month DCA Program for which we are providing administrative support), transfer all amounts held in the AST Investment Grade Bond Sub-account to your variable Investment Options, pro rata (i.e. in the same proportion as the current balances in your variable Investment Options). If, prior to the transfer from the AST Investment Grade Bond Sub-account, the Unadjusted Account Value in the variable Investment Options is zero, we will transfer such amounts to the AST Money Market Sub-account.

How Spousal Highest Daily Lifetime Income v2.1 Transfers Unadjusted Account Value Between Your Permitted Sub-Accounts and the AST Investment Grade Bond Sub-Account

See “How Highest Daily Lifetime Income v2.1 Transfers Unadjusted Account Value Between Your Permitted Sub-accounts and the AST Investment Grade Bond Sub-account” in the discussion of Highest Daily Lifetime Income v2.1 above for information regarding this component of the benefit.

Additional Tax Considerations

Please see the Additional Tax Considerations section under Highest Daily Lifetime Income v2.1 above.

69

DEATH BENEFITS

TRIGGERS FOR PAYMENT OF THE DEATH BENEFIT

Each Annuity provides a Death Benefit prior to Annuitization. If the Annuity is owned by one or more natural persons, the Death Benefit is payable upon the death of the Owner (or the first to die, if there are multiple Owners). If an Annuity is owned by an entity, the Death Benefit is payable upon the Annuitant's death if there is no Contingent Annuitant. Generally, if a Contingent Annuitant was designated before the Annuitant's death and the Annuitant dies, then the Contingent Annuitant becomes the Annuitant and a Death Benefit will not be paid upon the Annuitant's death. The person upon whose death the Death Benefit is paid is referred to below as the “decedent”.

Where an Annuity is issued to a trust and such trust is characterized as a grantor trust under the Code, such Annuity shall not be considered to be held by a non-natural person and will be subject to the tax reporting and withholding requirements generally applicable to a Nonqualified Annuity held by a natural person. At this time, we will not issue an Annuity to grantor trusts with more than two grantors.

You may name as the Owner of the Annuity a grantor trust with one grantor only if the grantor is designated as the Annuitant. You may name as the Owner of the Annuity, subject to state availability, a grantor trust with two grantors only if the oldest grantor is designated as the Annuitant. We will not issue Annuities to grantor trusts with more than two grantors and we will not permit co-grantors to be designated as either joint Annuitants during the Accumulation Period or Contingent Annuitants.

Where the Annuity is owned by a grantor trust, the Annuity must be distributed within 5 years after the date of death of the first grantor’s death under § 72(s) of the Code. If a non-Annuitant grantor predeceases the Annuitant, the Surrender Value will be payable. The Surrender Value will be payable to the trust and there is no Death Benefit provided under the Annuity except as otherwise described below. Between the date of death of the non-Annuitant grantor and the date that we distribute the Surrender Value, the Account Value is reduced by the Total Insurance Charge and subject to market fluctuations. If the Annuitant dies after the death of the first grantor, but prior to the distribution of the Surrender Value of the Annuity, then the Death Benefit amount will be payable as a lump sum to the Beneficiary or Beneficiaries as described in the “Death Benefits” section of this prospectus. See the “Death Benefits” section for information on the amount payable if the Annuitant predeceases the non-Annuitant grantor.

We determine the amount of the Death Benefit as of the date we receive “Due Proof of Death.” Due Proof of Death can be met only if each of the following is submitted to us in Good Order: (a) a death certificate or similar documentation acceptable to us (b) all representations we require or which are mandated by applicable law or regulation in relation to the death claim and the payment of death proceeds and (c) any applicable election of the method of payment of the death benefit by at least one Beneficiary (if not previously elected by the Owner). We must be made aware of all eligible Beneficiaries in order for us to have received Due Proof of Death. Any given Beneficiary must submit the written information we require in order to be paid his/her share of the Death Benefits.

Once we have received Due Proof of Death, each eligible Beneficiary may take his/her portion of the Death Benefit in one of the forms described in this prospectus (e.g., distribution of the entire interest in the Annuity within 5 years after the date of death, or as periodic payments over a period not extending beyond the life or life expectancy of the Beneficiary – see “Payment of Death Benefits” below).

After our receipt of Due Proof of Death, we automatically transfer any remaining Death Benefit to the AST Money Market Sub-account. However, between the date of death and the date that we transfer any remaining Death Benefit to the AST Money Market Sub-account, the amount of the Death Benefit is impacted by the Insurance Charge and subject to market fluctuations.

No Death Benefit will be payable if the Annuity terminates because your Unadjusted Account Value reaches zero (which can happen if, for example, you are taking withdrawals under an optional living benefit).

EXCEPTIONS TO AMOUNT OF DEATH BENEFIT

There are certain exceptions to the amount of the Death Benefit.

Submission of Due Proof of Death after One Year. If we receive Due Proof of Death more than one year after the date of death, we reserve the right to limit the Death Benefit to the Unadjusted Account Value on the date we receive Due Proof of Death (i.e., we would not pay the minimum Death Benefit or any Death Benefit in connection with an optional living benefit).

Death Benefit Suspension Period. You also should be aware that there is a Death Benefit suspension period. If the decedent was not the Owner or Annuitant as of the Issue Date (or within 60 days thereafter), the Death Benefit will be suspended for a two year period starting from the date that person first became Owner or Annuitant. This suspension would not apply if the ownership or annuitant change was the result of Spousal Continuation or death of the prior Owner or Annuitant. While the two year suspension is in effect, the Death Benefit amount will equal the Unadjusted Account

70

Value. After the two-year suspension period is completed, the Death Benefit is the same as if the suspension period had not been in force. See “Change of Owner, Annuitant and Beneficiary Designations” in “Managing Your Annuity” with regard to changes of Owner or Annuitant that are allowable.

DEATH BENEFIT AMOUNT

The Annuity provides a Death Benefit at no additional charge. The amount of the Death Benefit is equal to the greater of:

▪ The Return of Adjusted Purchase Payment amount, defined as the sum of all Purchase Payments you have made since the Issue Date of the Annuity until the date of Due Proof of Death, reduced by withdrawals as described below (currently, there are no charges that reduce Purchase Payments, for purposes of the Return of Adjusted Purchase Payment amount); and

▪ Your Unadjusted Account Value on the date we receive Due Proof of Death.

Impact of Withdrawals on Death Benefit Amount

Partial withdrawals reduce the Return of Adjusted Purchase Payment amount. The calculation utilized to reduce the Return of Adjusted Purchase Payment amount is dependent upon whether or not either Highest Daily Lifetime Income v2.1 or Spousal Highest Daily Lifetime Income v2.1 is in effect on the date of the withdrawal. Initially, the Return of Adjusted Purchase Payment amount is equal to the sum of all “adjusted” Purchase Payments (i.e., the amount of Purchase Payments we receive, less any fees or tax charges deducted from Purchase Payments upon allocation to the Annuity) allocated to the Annuity on its Issue Date. Thereafter, the Return of Adjusted Purchase Payments Amount is:

(1) Increased by any additional adjusted Purchase Payments allocated to the Annuity, and

(2) Reduced for any partial withdrawals. The method of reduction depends on whether or not any Highest Daily Lifetime Income v2.1 Benefit is in effect on the date the withdrawal is made and the amount of the withdrawal, as described below.

(i) If either Highest Daily Lifetime Income v2.1 or Spousal Highest Daily Lifetime Income v2.1 is in effect on the date the partial withdrawal is made, a Non-Lifetime Withdrawal, as defined under the benefit, will proportionally reduce the Return of Adjusted Purchase Payments amount (i.e., by the ratio of the amount of the withdrawal to the Unadjusted Account Value immediately prior to the withdrawal). Any Lifetime Withdrawal that is not deemed Excess Income, as those terms are described in the benefit, will cause a dollar-for-dollar basis reduction to the Return of Adjusted Purchase Payments amount. All or any portion of a Lifetime Withdrawal in an Annuity Year that is deemed Excess Income, as defined in the benefit, will cause a proportional basis reduction to the Return of Adjusted Purchase Payments amount (i.e., by the ratio of the amount of the withdrawal to the Unadjusted Account Value immediately prior to the withdrawal).

(ii) If neither Highest Daily Lifetime Income v2.1 nor Spousal Highest Daily Lifetime Income v2.1 is in effect on the date the partial withdrawal is made, the withdrawal will cause a proportional basis reduction to the Return of Adjusted Purchase Payments Amount (i.e., by the ratio of the amount of the withdrawal to the Unadjusted Account Value immediately prior to the withdrawal).

Please be advised that a partial withdrawal that occurs on the same date as the effective date of Highest Daily Lifetime Income v2.1 or Spousal Highest Daily Lifetime Income v2.1 will be treated as if such benefit were in effect at the time of the withdrawal, for purposes of calculating the Return of Adjusted Purchase Payments amount. Further, if you terminate Highest Daily Lifetime Income v2.1 or Spousal Highest Daily Lifetime Income v2.1, and also take a withdrawal on that date, then the withdrawal will be treated as if such benefit were NOT in effect at the time of the withdrawal.

SPOUSAL CONTINUATION OF ANNUITY

Unless you designate a Beneficiary other than your spouse, upon the death of either spousal Owner, the surviving spouse may elect to continue ownership of the Annuity instead of taking the Death Benefit payment. The Unadjusted Account Value as of the date of Due Proof of Death will be equal to the Death Benefit that would have been payable. Any amount added to the Unadjusted Account Value will be allocated to the Sub-accounts (if you participate in an optional living benefit, such amount will not be directly added to the AST Investment Grade Bond Sub-account used by the benefit, but may be reallocated by the predetermined mathematical formula on the same day). No CDSC will apply to Purchase Payments made prior to the effective date of a spousal continuation. However, any additional Purchase Payments made after the date the spousal continuation is effective will be subject to all provisions of the Annuity, including the CDSC when applicable. For purposes of calculating the CDSC to which Purchase Payments made after spousal continuation may be subject, we employ the same CDSC schedule in the same manner as for Purchase Payments made prior to spousal continuation. Moreover, to calculate the CDSC applicable to the withdrawal of a Purchase Payment made by the surviving spouse, we would consider cumulative Purchase Payments made both before, on and after the date of spousal continuation. We will impose the Premium Based Charge on all Purchase Payments (whether received before, on or after the date of spousal continuation) according to the same schedule used prior to spousal continuation. To calculate the Premium Based Charge applicable to Purchase Payments after the date of spousal continuation, we would consider cumulative Purchase Payments made both before, on and after the date of spousal continuation.

71

Subsequent to spousal continuation, the Death Benefit will be equal to the greater of:

▪ The Unadjusted Account Value on Due Proof of Death of the surviving spouse; and

▪ The Return of Adjusted Purchase Payments amount (as described above). However, upon spousal continuation, we reset the Return of Adjusted Purchase Payments amount to equal the Unadjusted Account Value. Any subsequent additional Purchase Payments or partial withdrawals would affect the Return of Adjusted Purchase Payments amount as described above.

Spousal continuation is also permitted, subject to our rules and regulatory approval, if the Annuity is held by a custodial account established to hold retirement assets for the benefit of the natural person Annuitant pursuant to the provisions of Section 408(a) of the Code (“Custodial Account”) and, on the date of the Annuitant’s death, the spouse of the Annuitant is (1) the Contingent Annuitant under the Annuity and (2) the Beneficiary of the Custodial Account. The ability to continue the Annuity in this manner will result in the Annuity no longer qualifying for tax deferral under the Code. However, such tax deferral should result from the ownership of the Annuity by the Custodial Account. Please consult your tax or legal adviser.

We allow a spouse to continue the Annuity even though he/she has reached or surpassed the Latest Annuity Date. However, upon such a spousal continuation, annuity payments would begin immediately.

 A surviving spouse’s ability to continue ownership of the Annuity may be impacted by the Defense of Marriage Act (see “Managing Your Annuity – Spousal Designations”). Please consult your tax or legal adviser for more information about such impact in your state.

PAYMENT OF DEATH BENEFIT

Alternative Death Benefit Payment Options – Annuities Owned By Individuals (Not Associated with Tax-favored Plans)

Except in the case of a spousal continuation as described above, upon your death, certain distributions must be made under the Annuity. The required distributions depend on whether you die before you start taking annuity payments under the Annuity or after you start taking annuity payments under the Annuity. If you die on or after the Annuity Date, the remaining portion of the interest in the Annuity must be distributed at least as rapidly as under the method of distribution being used as of the date of death. In the event of the decedent’s death before the Annuity Date, the Death Benefit must be distributed:

▪ within five (5) years of the date of death (the “5 Year Deadline”); or

▪ as a series of payments not extending beyond the life expectancy of the Beneficiary or over the life of the Beneficiary. Payments under this option must begin within one year of the date of death. If the Beneficiary does not begin installments by such time, then no partial withdrawals will be permitted thereafter and we require that the Beneficiary take the Death Benefit as a lump sum within the 5 Year Deadline.

If we do not receive instructions on where to send the payment within 5 years of the date of death, the funds will be escheated.

Alternative Death Benefit Payment Options – Annuities Held by Tax-Favored Plans

The Code provides for alternative death benefit payment options when an Annuity is used as an IRA, 403(b) or other “qualified investment” that requires minimum distributions. Upon your death under an IRA, 403(b) or other “qualified investment”, the designated Beneficiary may generally elect to continue the Annuity and receive Required Minimum Distributions under the Annuity instead of receiving the Death Benefit in a single payment. The available payment options will depend on whether you die before the date Required Minimum Distributions under the Code were to begin, whether you have named a designated Beneficiary and whether the Beneficiary is your surviving spouse. Note that if you elected to receive required minimum distributions under a Minimum Distribution Option, the program will be discontinued upon receipt of notification of death. The final required minimum distribution must be distributed prior to establishing a beneficiary payment option for the balance of the contract.

▪ If you die after a designated Beneficiary has been named, the death benefit must be distributed by December 31st of the year including the five year anniversary of the date of death (the “Qualified 5 Year Deadline”), or as periodic payments not extending beyond the life expectancy of the designated Beneficiary (provided such payments begin by December 31st of the year following the year of death). If the Beneficiary does not begin installments by such time, then no partial withdrawals will be permitted and we require that the Beneficiary take the Death Benefit as a lump sum by the Qualified 5 Year Deadline. However, if your surviving spouse is the Beneficiary, the death benefit can be paid out over the life expectancy of your spouse with such payments beginning no later than December 31st of the year following the year of death or December 31st of the year in which you would have reached age 70 1/2, whichever is later. Additionally, if the Death Benefit is payable to (or for the benefit of) your surviving spouse as sole primary beneficiary, the Annuity may be continued with your spouse as the Owner.

72

▪ If you die before a designated Beneficiary is named and before the date Required Minimum Distributions must begin under the Code, the Death Benefit must be paid out by the Qualified 5 Year Deadline. If the Beneficiary does not begin installments by December 31st of the year following the year of death, then no partial withdrawals will be permitted and we will require that the Beneficiary take the Death Benefit as a lump sum by the Qualified 5 Year Deadline. For Annuities where multiple Beneficiaries have been named and at least one of the Beneficiaries does not qualify as a designated Beneficiary and the account has not been divided into Separate Accounts by December 31st of the year following the year of death, such Annuity is deemed to have no designated Beneficiary.

▪ If you die before a designated Beneficiary is named and after the date Required Minimum Distributions must begin under the Code, the Death Benefit must be paid out at least as rapidly as under the method then in effect. For Annuities where multiple Beneficiaries have been named and at least one of the Beneficiaries does not qualify as a designated Beneficiary and the account has not been divided into Separate Accounts by December 31st of the year following the year of death, such Annuity is deemed to have no designated Beneficiary. A Beneficiary has the flexibility to take out more each year than mandated under the Required Minimum Distribution rules.

Until withdrawn, amounts in an IRA, 403(b) or other “qualified investment” continue to be tax deferred. Amounts withdrawn each year, including amounts that are required to be withdrawn under the Required Minimum Distribution rules, are subject to tax. You may wish to consult a professional tax adviser for tax advice as to your particular situation.

For a Roth IRA, if death occurs before the entire interest is distributed, the Death Benefit must be distributed under the same rules applied to IRAs where death occurs before the date Required Minimum Distributions must begin under the Code.

If we do not receive instructions on where to send the payment within 5 years of the date of death, the funds will be escheated.

The tax consequences to the Beneficiary may vary among the different Death Benefit payment options. See the “Tax Considerations” and consult your tax adviser.

BENEFICIARY CONTINUATION OPTION

Instead of receiving the Death Benefit in a single payment, or under an Annuity Option, a Beneficiary may take the Death Benefit under an alternative Death Benefit payment option, as provided by the Code and described above under the sections entitled “Payment of Death Benefits” and “Alternative Death Benefit Payment Options – Annuities Held by Tax-Favored Plans.” This “Beneficiary Continuation Option” is described below and is available for both qualified Annuities (i.e. annuities sold to an IRA, Roth IRA, SEP IRA, or 403(b)), Beneficiary Annuities and nonqualified Annuities. Under the Beneficiary Continuation Option:

▪ The Beneficiary must apply at least $15,000 to the Beneficiary Continuation Option (thus, the Death Benefit amount payable to each Beneficiary must be at least $15,000).

▪ The Annuity will be continued in the Owner’s name, for the benefit of the Beneficiary.

▪ Beginning on the date we receive an election by the Beneficiary to take the Death Benefit in a form other than a lump sum, the Beneficiary will incur a Settlement Service Charge which is an annual charge assessed on a daily basis against the average assets allocated to the Sub-accounts. The charge is 1.00% per year.

▪ Beginning on the date we receive an election by the Beneficiary to take the Death Benefit in a form other than a lump sum, the Beneficiary will incur an annual maintenance fee equal to the lesser of $30 or 2% of Unadjusted Account Value. The fee will only apply if the Unadjusted Account Value is less than $25,000 at the time the fee is assessed. The fee will not apply if it is assessed 30 days prior to a surrender request.

▪ The initial Unadjusted Account Value will be equal to any Death Benefit (including any optional Death Benefit in connection with an optional living benefit) that would have been payable to the Beneficiary if the Beneficiary had taken a lump sum distribution.

▪ The available Sub-accounts will be among those available to the Owner at the time of death, however certain Sub-accounts may not be available.

▪ The Beneficiary may request transfers among Sub-accounts, subject to the same limitations and restrictions that applied to the Owner. Transfers in excess of 20 per year will incur a $10 transfer fee.

▪ No DCA MVA Options will be offered for Beneficiary Continuation Options.

▪ No additional Purchase Payments can be applied to the Annuity. Multiple death benefits cannot be combined in a single Beneficiary Continuation Option.

▪ Premium Based Charges will no longer apply.

▪ The Death Benefit and any optional living benefits elected by the Owner will no longer apply to the Beneficiary.

73

▪ The Beneficiary can request a withdrawal of all or a portion of the Unadjusted Account Value at any time, unless the Beneficiary Continuation Option was the payout predetermined by the Owner and the Owner restricted the Beneficiary’s withdrawal rights.

▪  Withdrawals are not subject to CDSC.

▪ Upon the death of the Beneficiary, any remaining Unadjusted Account Value will be paid in a lump sum to the person(s) named by the Beneficiary (successor), unless the successor chooses to continue receiving payments through a Beneficiary Continuation Option established for the successor.

▪ If the Beneficiary elects to receive the death benefit proceeds under the Beneficiary Continuation Option, we must receive the election in Good Order at least 14 days prior to the first required distribution. If, for any reason, the election impedes our ability to complete the first distribution by the required date, we will be unable to accept the election.

We may pay compensation to the broker-dealer of record on the Annuity based on amounts held in the Beneficiary Continuation Option. Please contact us for additional information on the availability, restrictions and limitations that will apply to a Beneficiary under the Beneficiary Continuation Option.

74

VALUING YOUR INVESTMENT

VALUING THE SUB-ACCOUNTS

When you allocate Account Value to a Sub-account, you are purchasing Units of the Sub-account. Each Sub-account invests exclusively in shares of an underlying Portfolio. The value of the Units fluctuates with the market fluctuations of the Portfolios. The value of the Units also reflects the daily accrual for the Insurance Charge, and if you elected one or more optional living benefits whose annualized charge is deducted daily, the additional charge for such benefits.

Each Valuation Day, we determine the price for a Unit of each Sub-account, called the “Unit Price”. The Unit Price is used for determining the value of transactions involving Units of the Sub-accounts. We determine the number of Units involved in any transaction by dividing the dollar value of the transaction by the Unit Price of the Sub-account as of the Valuation Day. There may be several different Unit Prices for each Sub-account to reflect the Insurance Charge and the charges for any optional living benefits. The Unit Price for the Units you purchase will be based on the total charges for the benefits that apply to your Annuity. See “Termination of Optional Benefits” below for a detailed discussion of how Units are purchased and redeemed to reflect changes in the daily charges that apply to your Annuity.

Example

Assume you allocate $5,000 to a Sub-account. On the Valuation Day you make the allocation, the Unit Price is $14.83. Your $5,000 buys 337.154 Units of the Sub-account. Assume that later, you wish to transfer $3,000 of your Account Value out of that Sub-account and into another Sub-account. On the Valuation Day you request the transfer, the Unit Price of the original Sub-account has increased to $16.79 and the Unit Price of the new Sub-account is $17.83. To transfer $3,000, we redeem 178.677 Units at the current Unit Price, leaving you 158.477 Units. We then buy $3,000 of Units of the new Sub-account at the Unit Price of $17.83. You would then have 168.255 Units of the new Sub-account.

PROCESSING AND VALUING TRANSACTIONS

Pruco Life is generally open to process financial transactions on those days that the New York Stock Exchange (NYSE) is open for trading. There may be circumstances where the NYSE does not open on a regularly scheduled date or time or closes at an earlier time than scheduled (normally 4:00 p.m. Eastern Time). Generally, financial transactions received in Good Order before the close of regular trading on the NYSE will be processed according to the value next determined following the close of business. Financial transactions received on a non-business day or after the close of regular trading on the NYSE will be processed based on the value next computed on the next Valuation Day.

We will not process any financial transactions involving purchase or redemption orders on days the NYSE is closed. Pruco Life will also not process financial transactions involving purchase or redemption orders or transfers on any day that:

▪ trading on the NYSE is restricted;

▪ an emergency, as determined by the SEC, exists making redemption or valuation of securities held in the Separate Account impractical; or

▪ the SEC, by order, permits the suspension or postponement for the protection of security holders.

In certain circumstances, we may need to correct the processing of an order. In such circumstances, we may incur a loss or receive a gain depending upon the price of the security when the order was executed and the price of the security when the order is corrected. With respect to any gain that may result from such order correction, we will retain any such gain as additional compensation for these correction services.

Initial Purchase Payments: We are required to allocate your initial Purchase Payment to the Sub-accounts within two (2) Valuation Days after we receive the Purchase Payment in Good Order at our Service Office. If we do not have all the required information to allow us to issue your Annuity, we may retain the Purchase Payment while we try to reach you or your representative to obtain all of our requirements. If we are unable to obtain all of our required information within five (5) Valuation Days, we are required to return the Purchase Payment to you at that time, unless you specifically consent to our retaining the Purchase Payment while we gather the required information. Once we obtain the required information, we will invest the Purchase Payment and issue an Annuity within two (2) Valuation Days.

With respect to your initial Purchase Payment that is pending investment in our Separate Account, we may hold the amount temporarily in a suspense account and we may earn interest on such amount. You will not be credited with interest during that period. The monies held in the suspense account may be subject to claims of our general creditors. Also, the Purchase Payment will not be reduced nor increased due to market fluctuations during that period.

As permitted by applicable law, the broker-dealer firm through which you purchase your Annuity may forward your initial Purchase Payment to us prior to approval of your purchase by a registered principal of the firm. These arrangements are subject to a number of regulatory requirements, including that until such time that the insurer is notified of the firm's principal approval and is provided with the application, or is notified of the firm principal's rejection, customer funds will be held by the insurer in a segregated bank account. In addition, the insurer must promptly return the customer's funds at the customer's request prior to the firm's principal approval or upon the firm's rejection of the application. The monies held in

75

the bank account will be held in a suspense account within our general account and we may earn interest on amounts held in that suspense account. Contract owners will not be credited with any interest earned on amounts held in that suspense account. The monies in such suspense account may be subject to claims of our general creditors.

Additional Purchase Payments: We will apply any additional Purchase Payments as of the Valuation Day that we receive the Purchase Payment at our Service Office in Good Order. We may limit, restrict, suspend or reject any additional Purchase Payments at any time. See “Additional Purchase Payments” under “Purchasing Your Annuity” earlier in this prospectus.

Scheduled Transactions: Scheduled transactions include transfers under Dollar Cost Averaging, the Asset Allocation Program, Auto-Rebalancing, Systematic Withdrawals, Systematic Investments, Required Minimum Distributions, substantially equal periodic payments under section 72(t)/72(q) of the Code, and annuity payments. Scheduled transactions are processed and valued as of the date they are scheduled, unless the scheduled day is not a Valuation Day. In that case, the transaction will be processed and valued on the next Valuation Day, unless (with respect to Required Minimum Distributions, substantially equal periodic payments under Section 72(t)/72(q) of the Code, and annuity payments only), the next Valuation Day falls in the subsequent calendar year, in which case the transaction will be processed and valued on the prior Valuation Day. In addition, if: you are taking your Annual Income Amount through our systematic withdrawal program; and the scheduled day is not a Valuation Day; and the next Valuation Day will occur in a new contract year, the transaction will be processed and valued on the prior Valuation Day.

Unscheduled Transactions: “Unscheduled” transactions include any other non-scheduled transfers and requests for partial withdrawals or Free Withdrawals or Surrenders. With respect to certain written requests to withdraw Account Value, we may seek to verify the requesting Owner's signature. Specifically, we reserve the right to perform a signature verification for (a) any withdrawal exceeding a certain dollar amount and (b) a withdrawal exceeding a certain dollar amount if the payee is someone other than the Owner. In addition, we will not honor a withdrawal request in which the requested payee is the Financial Professional or agent of record. We reserve the right to request a signature guarantee with respect to a written withdrawal request. If we do perform a signature verification, we will pay the withdrawal proceeds within 7 days after the withdrawal request was received by us in Good Order, and will process the transaction in accordance with the discussion in “Processing And Valuing Transactions.”

Medically-Related Surrenders & Death Benefits: Medically-Related Surrender requests and Death Benefit claims require our review and evaluation before processing. We price such transactions as of the date we receive at our Service Office in Good Order all supporting documentation we require for such transactions.

We generally pay any surrender request or death benefit claims from the Separate Account within 7 days of our receipt of your request in Good Order at our Service Office.

Termination of Optional Benefits: For the Highest Daily Lifetime Income v2.1 benefits, if the benefit terminates for any reason other than death or annuitization, we will deduct a final charge upon termination, based on the number of days since the charge for the benefit was most recently deducted.

76

TAX CONSIDERATIONS

The tax considerations associated with an Annuity vary depending on whether the Annuity is (i) owned by an individual or non-natural person, and not associated with a tax-favored retirement plan, or (ii) held under a tax-favored retirement plan. We discuss the tax considerations for these categories of Annuities below. The discussion is general in nature and describes only federal income tax law (not state, local, foreign or other federal tax laws). It is based on current law and interpretations which may change. The information provided is not intended as tax advice. You should consult with a qualified tax adviser for complete information and advice.

Generally, the cost basis in an Annuity not associated with a tax-favored retirement plan is the amount you pay into your Annuity, or into Annuities exchanged for your Annuity, on an after-tax basis less any withdrawals of such payments. Cost basis for a tax-favored retirement plan is provided only in limited circumstances, such as for contributions to a Roth IRA or nondeductible contributions to a traditional IRA.

The discussion below generally assumes that the Annuity is issued to the Annuity Owner. For Annuities issued under the Beneficiary Continuation Option or as a Beneficiary Annuity, refer to the Taxes Payable by Beneficiaries for a Nonqualified Annuity and Required Distributions Upon Your Death for Qualified Annuities sections below.

Same Sex Marriages, Civil Unions and Domestic Partnerships

The summary that follows includes a description of certain spousal rights under the Annuity and our administration of such spousal rights and related tax reporting.

Prior to a 2013 Supreme Court decision, and consistent with Section 3 of the federal Defense of Marriage Act (“DOMA”), same sex marriages under state law were not recognized as same sex marriages for purposes of federal law. However, in United States v. Windsor, the U.S. Supreme Court struck down Section 3 of DOMA as unconstitutional, thereby recognizing a valid same sex marriage for federal law purposes. On June 26, 2015, the Supreme Court ruled in Obergefell v. Hodges that same-sex couples have a constitutional right to marry, thus requiring all states to allow same-sex marriage. The Windsor and Obergefell decisions mean that the federal and state tax law provisions applicable to an opposite sex spouse will also apply to a same sex spouse. Please note that a civil union or registered domestic partnership is generally not recognized as a marriage.

Please consult with your tax or legal adviser before electing the Spousal Benefit for a civil union partner or domestic partner.

NONQUALIFIED ANNUITIES

In general, as used in this prospectus, a Nonqualified Annuity is owned by an individual or non-natural person and is not associated with a tax-favored retirement plan.

Taxes Payable by You

We believe the Annuity is an Annuity for tax purposes. Accordingly, as a general rule, you should not pay any tax until you receive money under the Annuity. Generally, an Annuity issued by the same company (and affiliates) to you during the same calendar year must be treated as one Annuity for purposes of determining the amount subject to tax under the rules described below. Charges for investment advisory fees that are taken from the Annuity are treated as a partial withdrawal from the Annuity and will be reported as such to the Annuity Owner.

It is possible that the IRS could assert that some or all of the charges for the optional living benefits under the Annuity should be treated for federal income tax purposes as a partial withdrawal from the Annuity. If this were the case, the charge for this benefit could be deemed a withdrawal and treated as taxable to the extent there are earnings in the Annuity. Additionally, for Owners under age 59½, the taxable income attributable to the charge for the benefit could be subject to a tax penalty. If the IRS determines that the charges for one or more benefits under the Annuity are taxable withdrawals, then the sole or surviving Owner will be provided with a notice from us describing available alternatives regarding these benefits.

Taxes on Withdrawals and Surrender

If you make a withdrawal from your Annuity or surrender it before annuity payments begin, the amount you receive will be taxed as ordinary income, rather than as return of cost basis, until all gain has been withdrawn. Once all gain has been withdrawn, payments will be treated as a nontaxable return of cost basis until all cost basis has been returned. After all cost basis is returned, all subsequent amounts will be taxed as ordinary income. You will generally be taxed on any withdrawals from the Annuity while you are alive even if the withdrawal is paid to someone else. Withdrawals under any of the optional living benefits or as a systematic payment are taxed under these rules. If you assign or pledge all or part of your Annuity as collateral for a loan, the part assigned generally will be treated as a withdrawal and subject to income tax to the extent of gain. If you transfer your Annuity for less than full consideration, such as by gift, you will also trigger tax on any gain in the Annuity. This rule does not apply if you transfer the Annuity to your spouse or under most circumstances if you transfer the Annuity incident to divorce.

77

If you choose to receive payments under an interest payment option, or a Beneficiary chooses to receive a death benefit under an interest payment option, that election will be treated, for tax purposes, as surrendering your Annuity and will immediately subject any gain in the Annuity to income tax.

Taxes on Annuity Payments

If you select an annuity payment option as described in the Access to Account Value section earlier in this prospectus, a portion of each annuity payment you receive will be treated as a partial return of your cost basis and will not be taxed. The remaining portion will be taxed as ordinary income. Generally, the nontaxable portion is determined by multiplying the annuity payment you receive by a fraction, the numerator of which is your cost basis (less any amounts previously received tax-free) and the denominator of which is the total expected payments under the Annuity. After the full amount of your cost basis has been recovered tax-free, the full amount of the annuity payments will be taxable. If annuity payments stop due to the death of the Annuitant before the full amount of your cost basis has been recovered, a tax deduction may be allowed for the unrecovered amount.

If your Account Value is reduced to zero but the Annuity remains in force due to a benefit provision, further distributions from the Annuity will be reported as annuity payments, using an exclusion ratio based upon the undistributed cost basis in the Annuity and the total value of the anticipated future payments until such time as all cost basis has been recovered.

Maximum Annuity Date

You must commence annuity payments or surrender your Annuity no later than the first day of the calendar month next following the maximum Annuity Date for your Annuity. For some of our Annuities, you are able to choose to defer the Annuity Date beyond the default Annuity Date described in your Annuity. However, the IRS may not then consider your Annuity to be an Annuity under the tax law.

Please refer to your Annuity contract for the maximum Annuity Date.

Partial Annuitization

Individuals may partially annuitize their Nonqualified Annuity if the contract so permits. The tax law allows for a portion of a Nonqualified Annuity, endowment or life insurance contract to be annuitized while the balance is not annuitized. The annuitized portion must be paid out over 10 or more years or over the lives of one or more individuals. The annuitized portion of the Annuity is treated as a separate Annuity for purposes of determining taxability of the payments under section 72 of the Code. We do not currently permit partial annuitization.

Medicare Tax on Net Investment Income

The Patient Protection and Affordable Care Act, enacted in 2010, included a Medicare tax on investment income. This tax assesses a 3.8% surtax on the lesser of (1) net investment income or (2) the excess of “modified adjusted gross income” over a threshold amount. The “threshold amount” is $250,000 for married taxpayers filing jointly, $125,000 for married taxpayers filing separately, $200,000 for single taxpayers, and approximately $12,400 for trusts. The taxable portion of payments received as a withdrawal, surrender, annuity payment, death benefit payment or any other actual or deemed distribution under the Annuity will be considered investment income for purposes of this surtax.

Tax Penalty for Early Withdrawal from a Nonqualified Annuity

You may owe a 10% tax penalty on the taxable part of distributions received from your Nonqualified Annuity before you attain age 59½. Amounts are not subject to this tax penalty if:

▪ the amount is paid on or after you reach age 59½ or die;

▪ the amount received is attributable to your becoming disabled;

▪ generally the amount paid or received is in the form of substantially equal payments (as defined in the Code) not less frequently than annually (please note that substantially equal payments must continue until the later of reaching age 59½ or 5 years and modification of payments during that time period will result in retroactive application of the 10% tax penalty); or

▪ the amount received is paid under an immediate Annuity and the annuity start date is no more than one year from the date of purchase (the first annuity payment being required to be paid within 13 months).

Other exceptions to this tax may apply. You should consult your tax adviser for further details.

Special Rules in Relation to Tax-free Exchanges Under Section 1035

Section 1035 of the Code permits certain tax-free exchanges of a life insurance contract, Annuity or endowment contract for an Annuity, including tax-free exchanges of annuity death benefits for a Beneficiary Annuity. Partial exchanges may be treated in the same way as tax-free 1035 exchanges of entire contracts, therefore avoiding current taxation of the partially exchanged amount as well as the 10% tax penalty on pre-age 59½ withdrawals. In Revenue Procedure 2011-38, the IRS indicated that, for exchanges on or after October 24, 2011, where there is a surrender or distribution from either the initial Annuity or receiving Annuity within 180 days of the date on which the partial exchange was completed, the IRS will apply general tax rules to determine the substance and treatment of the original transfer. We strongly urge you to discuss any partial exchange transaction of this type with your tax adviser before proceeding with the transaction.

78

If an Annuity is purchased through a tax-free exchange of a life insurance contract, Annuity or endowment contract that was purchased prior to August 14, 1982, then any Purchase Payments made to the original contract prior to August 14, 1982 will be treated as made to the new Annuity prior to that date. Generally, such pre-August 14, 1982 withdrawals are treated as a recovery of your investment in the Annuity first until Purchase Payments made before August 14, 1982 are withdrawn. Moreover, income allocable to Purchase Payments made before August 14, 1982, is not subject to the 10% tax penalty.

After you elect an annuity payment option, you are not eligible for a tax-free exchange under Section 1035.

Taxes Payable by Beneficiaries for a Nonqualified Annuity

The Death Benefit distributions are subject to ordinary income tax to the extent the distribution exceeds the cost basis in the Annuity. The value of the Death Benefit, as determined under federal law, is also included in the Owner’s estate for federal estate tax purposes. Generally, the same tax rules described above would also apply to amounts received by your Beneficiary. Choosing an option other than a lump sum Death Benefit may defer taxes. Certain minimum distribution requirements apply upon your death, as discussed further below in the Annuity Qualification section. Tax consequences to the Beneficiary vary depending upon the Death Benefit payment option selected. Generally, for payment of the Death Benefit

▪ As a lump sum payment, the Beneficiary is taxed in the year of payment on gain in the Annuity.

▪ Within 5 years of death of Owner, the Beneficiary is taxed on the lump sum payment. The Death Benefit must be taken as one lump sum payment within 5 years of the death of the Owner. Partial withdrawals are not permitted.

▪ Under an Annuity or Annuity settlement option where distributions begin within one year of the date of death of the Owner, the Beneficiary is taxed on each payment with part as gain and part as return of cost basis.

Considerations for Contingent Annuitants: We may allow the naming of a contingent Annuitant when a Nonqualified Annuity is held by a pension plan or a tax favored retirement plan, or held by a Custodial Account (as defined earlier in this prospectus). In such a situation, the Annuity may no longer qualify for tax deferral where the Annuity continues after the death of the Annuitant. However, tax deferral should be provided instead by the pension plan, tax favored retirement plan, or Custodial Account. We may also allow the naming of a contingent annuitant when a Nonqualified Annuity is held by an entity owner when such Annuities do not qualify for tax deferral under the current tax law. This does not supersede any benefit language which may restrict the use of the contingent annuitant.

Reporting and Withholding on Distributions

Taxable amounts distributed from an Annuity are subject to federal and state income tax reporting and withholding. In general, we will withhold federal income tax from the taxable portion of such distribution based on the type of distribution. In the case of an Annuity or similar periodic payment, we will withhold as if you are a married individual with three (3) exemptions unless you designate a different withholding status. If no U.S. taxpayer identification number is provided, we will automatically withhold using single with zero exemptions as the default. In the case of all other distributions, we will withhold at a 10% rate. You may generally elect not to have tax withheld from your payments. An election out of withholding must be made on forms that we provide. If you are a U.S. person (which includes a resident alien), and your address of record is a non-U.S. address, we are required to withhold income tax unless you provide us with a U.S. residential address.

State income tax withholding rules vary and we will withhold based on the rules of your state of residence. Special tax rules apply to withholding for nonresident aliens, and we generally withhold income tax for nonresident aliens at a 30% rate. A different withholding rate may be applicable to a nonresident alien based on the terms of an existing income tax treaty between the United States and the nonresident alien’s country. Please refer to the discussion below regarding withholding rules for a Qualified Annuity.

Regardless of the amount withheld by us, you are liable for payment of federal and state income tax on the taxable portion of annuity distributions. You should consult with your tax adviser regarding the payment of the correct amount of these income taxes and potential liability if you fail to pay such taxes.

Entity Owners

Where an Annuity is held by a non-natural person (e.g. a corporation), other than as an agent or nominee for a natural person (or in other limited circumstances), the Annuity will not be taxed as an Annuity and increases in the value of the Annuity over its cost basis will be subject to tax annually.

Where an Annuity is issued to a Charitable Remainder Trust (CRT), the Annuity will not be taxed as an Annuity and increases in the value of the Annuity over its cost basis will be subject to tax reporting annually. As there are charges for the optional living benefits described elsewhere in this prospectus, and such charges reduce the contract value of the Annuity, trustees of the CRT should discuss with their legal advisers whether election of such optional living benefits violates their fiduciary duty to the remainder beneficiary.

Where an Annuity is issued to a trust, and such trust is characterized as a grantor trust under the Code, such Annuity shall not be considered to be held by a non-natural person and will be subject to the tax reporting and withholding

79

requirements generally applicable to a Nonqualified Annuity held by a natural person. At this time, we will not issue an Annuity to grantor trusts with more than two grantors.

Where the Annuity is owned by a grantor trust, the Annuity must be distributed within 5 years after the date of the first grantor’s death under Section 72(s) of the Code. See the “Death Benefits” section for scenarios where a Death Benefit or Surrender Value is payable depending upon the underlying facts.

Trusts are required to complete and submit a Certificate of Entity form, and we will tax report based on the information provided on this form.

Annuity Qualification

Diversification And Investor Control. In order to qualify for the tax rules applicable to Annuities described above, the assets underlying the Sub-accounts of an Annuity must be diversified according to certain rules under the Code. Each Portfolio is required to diversify its investments each quarter so that no more than 55% of the value of its assets is represented by any one investment, no more than 70% is represented by any two investments, no more than 80% is represented by any three investments, and no more than 90% is represented by any four investments. Generally, securities of a single issuer are treated as one investment, and obligations of each U.S. Government agency and instrumentality (such as the Government National Mortgage Association) are treated as issued by separate issuers. In addition, any security issued, guaranteed or insured (to the extent so guaranteed or insured) by the U.S. or an instrumentality of the U.S. will be treated as a security issued by the U.S. Government or its instrumentality, where applicable. We believe the Portfolios underlying the variable Investment Options of the Annuity meet these diversification requirements.

An additional requirement for qualification for the tax treatment described above is that we, and not you as the Annuity Owner, must have sufficient control over the underlying assets to be treated as the Owner of the underlying assets for tax purposes. While we also believe these investor control rules will be met, the Treasury Department may promulgate guidelines under which a variable annuity will not be treated as an Annuity for tax purposes if persons with ownership rights have excessive control over the investments underlying such variable Annuity. It is unclear whether such guidelines, if in fact promulgated, would have retroactive effect. It is also unclear what effect, if any, such guidelines might have on transfers between the Investment Options offered pursuant to this prospectus. We reserve the right to take any action, including modifications to your Annuity or the Investment Options, required to comply with such guidelines if promulgated. Any such changes will apply uniformly to affected Owners and will be made with such notice to affected Owners as is feasible under the circumstances.

Required Distributions Upon Your Death for a Nonqualified Annuity. Upon your death, certain distributions must be made under the Annuity. The required distributions depend on whether you die before you start taking annuity payments under the Annuity or after you start taking annuity payments under the Annuity. If you die on or after the Annuity Date, the remaining portion of the interest in the Annuity must be distributed at least as rapidly as under the method of distribution being used as of the date of death. If you die before the Annuity Date, the entire interest in the Annuity must be distributed within 5 years after the date of death, or as periodic payments over a period not extending beyond the life or life expectancy of the designated Beneficiary (provided such payments begin within one year of your death). If the Beneficiary does not begin installments within one year of the date of death, no partial withdrawals will be permitted thereafter, and we require that the Beneficiary take the Death Benefit as a lump sum within the 5 year deadline. Your designated Beneficiary is the person to whom benefit rights under the Annuity pass by reason of death, and must be a natural person in order to elect a periodic payment option based on life expectancy or a period exceeding five years. Additionally, if the Annuity is payable to (or for the benefit of) your surviving spouse, that portion of the Annuity may be continued with your spouse as the Owner. For Nonqualified Annuities owned by a non-natural person, the required distribution rules apply upon the death of the Annuitant. This means that for an Annuity held by a non-natural person (such as a trust) for which there is named a co-annuitant, then such required distributions will be triggered by the death of the first co-annuitants to die.

Changes To Your Annuity. We reserve the right to make any changes we deem necessary to assure that your Annuity qualifies as an Annuity for tax purposes. Any such changes will apply to all Annuity Owners and you will be given notice to the extent feasible under the circumstances.

QUALIFIED ANNUITIES

In general, as used in this prospectus, a Qualified Annuity is an Annuity with applicable endorsements for a tax-favored plan or a Nonqualified Annuity held by a tax-favored retirement plan.

The following is a general discussion of the tax considerations for Qualified Annuities. This Annuity may or may not be available for all types of the tax-favored retirement plans discussed below. This discussion assumes that you have satisfied the eligibility requirements for any tax-favored retirement plan. Please consult your Financial Professional prior to purchase to confirm if this Annuity is available for a particular type of tax-favored retirement plan or whether we will accept the type of contribution you intend for this Annuity.

80

A Qualified Annuity may typically be purchased for use in connection with:

▪ Individual retirement accounts and annuities (IRAs), including inherited IRAs (which we refer to as a Beneficiary IRA), which are subject to Sections 408(a) and 408(b) of the Code;

▪ Roth IRAs, including inherited Roth IRAs (which we refer to as a Beneficiary Roth IRA) under Section 408A of the Code;

▪ A corporate Pension or Profit-sharing plan (subject to 401(a) of the Code);

▪ H.R. 10 plans (also known as Keogh Plans, subject to 401(a) of the Code);

▪ Tax Sheltered Annuities (subject to 403(b) of the Code, also known as Tax Deferred Annuities or TDAs);

▪  Section 457 plans (subject to 457 of the Code).

A Nonqualified Annuity may also be purchased by a 401(a) trust, a custodial IRA or a custodial Roth IRA account, or a Section 457 plan, which can hold other permissible assets. The terms and administration of the trust or custodial account or plan in accordance with the laws and regulations for 401(a) plans, IRAs or Roth IRAs, or a Section 457 plan, as applicable, are the responsibility of the applicable trustee or custodian.

You should be aware that tax favored plans such as IRAs generally provide income tax deferral regardless of whether they invest in Annuities. This means that when a tax favored plan invests in an Annuity, it generally does not result in any additional tax benefits (such as income tax deferral and income tax free transfers).

You may establish an advisory fee deduction program for a qualified Annuity with no living benefit such that charges for investment advisory fees are not taxable. Advisory fee deduction programs are not permitted if the Annuity has a living benefit. Charges for investment advisory fees that are taken from a qualified Annuity with a living benefit are treated as a partial withdrawal from the Annuity and will be tax reported as such to the Annuity Owner.

Types of Tax-favored Plans

IRAs. If you buy an Annuity for use as an IRA, we will provide you a copy of the prospectus and contract which summarize the material terms. The IRS requires that you have a “Free Look” after making an initial contribution to the Annuity. During this time, you can cancel the Annuity by notifying us in writing, and we will refund the greater of all purchase payments under the Annuity or the Account Value, less any applicable federal and state income tax withholding.

Contributions Limits/Rollovers. Subject to the minimum purchase payment requirements of an Annuity, you may purchase an Annuity for an IRA in connection with a “rollover” of amounts from a qualified retirement plan, as a transfer from another IRA, by making a contribution consisting of your IRA contributions and catch-up contributions, if applicable, attributable to the prior year during the period from January 1 to April 15 (or the later applicable due date of your federal income tax return, without extension), or as a current year contribution. In 2016 the contribution limit is $5,500. The contribution amount is indexed for inflation. The tax law also provides for a catch-up provision for individuals who are age 50 and above, allowing these individuals an additional $1,000 contribution each year. The catch-up amount is not indexed for inflation. The “rollover” rules under the Code are fairly technical; however, an individual (or his or her surviving spouse) may generally “roll over” certain distributions from tax favored retirement plans (either directly or within 60 days from the date of these distributions) if he or she meets the requirements for distribution. Once you buy an Annuity, you can make regular IRA contributions under the Annuity (to the extent permitted by law). For IRA rollovers, an individual can only make an IRA to IRA rollover if the individual has not made a rollover involving any IRAs owned by the individual in the prior 12 months. An IRA transfer is a tax-free trustee-to-trustee “transfer” from one IRA account to another. IRA transfers are not subject to this 12 month rule.

In some circumstances, non-spouse Beneficiaries may roll over to an IRA amounts due from qualified plans, 403(b) plans, and governmental 457(b) plans. However, the rollover rules applicable to non-spouse Beneficiaries under the Code are more restrictive than the rollover rules applicable to Owner/participants and spouse Beneficiaries. Generally, non-spouse Beneficiaries may roll over distributions from tax favored retirement plans only as a direct rollover, and if permitted by the plan. For plan years beginning after December 31, 2009, employer retirement plans are required to permit non-spouse Beneficiaries to roll over funds to an inherited IRA. An inherited IRA must be directly rolled over from the employer plan or transferred from an IRA and must be titled in the name of the deceased (i.e., John Doe deceased for the benefit of Jane Doe). No additional contributions can be made to an inherited IRA. In this prospectus, an inherited IRA is also referred to as a Beneficiary Annuity.

Required Provisions. Annuities that are IRAs (or endorsements that are part of the contract) must contain certain provisions:

▪ You, as Owner of the Annuity, must be the “Annuitant” under the contract (except in certain cases involving the division of property under a decree of divorce);

▪ Your rights as Owner are non-forfeitable;

▪ You cannot sell, assign or pledge the Annuity;

81

▪  The annual contribution you pay cannot be greater than the maximum amount allowed by law, including catch-up contributions if applicable (which does not include any rollover amounts);

▪ The date on which required minimum distributions must begin cannot be later than April 1st of the calendar year after the calendar year you turn age 70½; and

▪ Death and annuity payments must meet Required Minimum Distribution rules described below.

Usually, the full amount of any distribution from an IRA (including a distribution from this Annuity) which is not a transfer or rollover is taxable. As taxable income, these distributions are subject to the general tax withholding rules described earlier regarding an Annuity in the Nonqualified Annuity section. In addition to this normal tax liability, you may also be liable for the following, depending on your actions:

▪ A 10% early withdrawal penalty described below;

▪ Liability for “prohibited transactions” if you, for example, borrow against the value of an IRA; or

▪ Failure to take a Required Minimum Distribution, also described below.

SEPs. SEPs are a variation on a standard IRA, and Annuities issued to a SEP must satisfy the same general requirements described under IRAs (above). There are, however, some differences:

▪ If you participate in a SEP, you generally do not include in income any employer contributions made to the SEP on your behalf up to the lesser of (a) $53,000 in 2016, or (b) 25% of your taxable compensation paid by the contributing employer (not including the employer’s SEP contribution as compensation for these purposes). However, for these purposes, compensation in excess of certain limits established by the IRS will not be considered. In 2016, this limit is $265,000;

▪ SEPs must satisfy certain participation and nondiscrimination requirements not generally applicable to IRAs; and

▪ SEPs that contain a salary reduction or “SARSEP” provision prior to 1997 may permit salary deferrals up to $18,000 in 2016 with the employer making these contributions to the SEP. However, no new “salary reduction” or “SARSEPs” can be established after 1996. Individuals participating in a SARSEP who are age 50 or above by the end of the year will be permitted to contribute an additional $6,000 in 2016. These amounts are indexed for inflation. Not all Annuities issued by us are available for SARSEPs. You will also be provided the same information, and have the same “Free Look” period, as you would have if you purchased the Annuity for a standard IRA.

ROTH IRAs. Like standard IRAs, income within a Roth IRA accumulates tax-free, and contributions are subject to specific limits. Roth IRAs have, however, the following differences:

▪  Contributions to a Roth IRA cannot be deducted from your gross income;

▪  “Qualified distributions” from a Roth IRA are excludable from gross income. A “qualified distribution” is a distribution that satisfies two requirements: (1) the distribution must be made (a) after the Owner of the IRA attains age 59½; (b) after the Owner’s death; (c) due to the Owner’s disability; or (d) for a qualified first time homebuyer distribution within the meaning of Section 72(t)(2)(F) of the Code; and (2) the distribution must be made in the year that is at least five tax years after the first year for which a contribution was made to any Roth IRA established for the Owner or five years after a rollover, transfer, or conversion was made from a traditional IRA to a Roth IRA. Distributions from a Roth IRA that are not qualified distributions will be treated as made first from contributions and then from earnings and earnings will be taxed generally in the same manner as distributions from a traditional IRA.

▪ If eligible (including meeting income limitations and earnings requirements), you may make contributions to a Roth IRA after attaining age 70½, and distributions are not required to begin upon attaining such age or at any time thereafter.

Subject to the minimum Purchase Payment requirements of an Annuity, you may purchase an Annuity for a Roth IRA in connection with a “rollover” of amounts of another traditional IRA, SEP, SIMPLE-IRA, employer sponsored retirement plan (under sections 401(a) or 403(b) of the Code) or Roth IRA; or, if you meet certain income limitations, by making a contribution consisting of your Roth IRA contributions and catch-up contributions, if applicable, attributable to the prior year during the period from January 1 to April 15 (or the applicable due date of your federal income tax return, without extension), or as a current year contribution. The Code permits persons who receive certain qualifying distributions from such non-Roth IRAs, to directly rollover or make, within 60 days, a “rollover” of all or any part of the amount of such distribution to a Roth IRA which they establish. The conversion of non-Roth accounts triggers current taxation (but is not subject to a 10% early distribution penalty). Once an Annuity has been purchased, regular Roth IRA contributions will be accepted to the extent permitted by law. In addition, an individual receiving an eligible rollover distribution from a designated Roth account under an employer plan may roll over the distribution to a Roth IRA even if the individual is not eligible to make regular contributions to a Roth IRA. Non-spouse Beneficiaries receiving a distribution from an employer sponsored retirement plan under sections 401(a) or 403(b) of the Code can also directly roll over contributions to a Roth IRA. However, it is our understanding of the Code that non-spouse Beneficiaries cannot “rollover” benefits from a traditional IRA to a Roth IRA.

TDAs. In general, you may own a Tax Deferred Annuity (also known as a TDA, Tax Sheltered Annuity (TSA), 403(b) plan or 403(b) Annuity) if you are an employee of a tax-exempt organization (as defined under Code Section 501(c)(3)) or a

82

public educational organization, and you may make contributions to a TDA so long as your employer maintains such a plan and your rights to the Annuity are non-forfeitable. Contributions to a TDA, and any earnings, are not taxable until distribution. You may also make contributions to a TDA under a salary reduction agreement, generally up to a maximum of $18,000 in 2016. Individuals participating in a TDA who are age 50 or above by the end of the year will be permitted to contribute an additional $6,000 in 2016. This amount is indexed for inflation. Further, you may roll over TDA amounts to another TDA or an IRA. You may also roll over TDA amounts to a qualified retirement plan, a SEP and a 457 government plan. An Annuity may generally only qualify as a TDA if distributions of salary deferrals (other than “grandfathered” amounts held as of December 31, 1988) may be made only on account of:

▪ Your attainment of age 59½;

▪ Your severance of employment;

▪ Your death;

▪ Your total and permanent disability; or

▪ Hardship (under limited circumstances, and only related to salary deferrals, not including earnings attributable to these amounts).

In any event, you must begin receiving distributions from your TDA by April 1st of the calendar year after the calendar year you turn age 70½ or retire, whichever is later. These distribution limits do not apply either to transfers or exchanges of investments under the Annuity, or to any “direct transfer” of your interest in the Annuity to another employer’s TDA plan or mutual fund “custodial account” described under Code Section 403(b)(7). Employer contributions to TDAs are subject to the same general contribution, nondiscrimination, and minimum participation rules applicable to “qualified” retirement plans.

Caution: Under IRS regulations we can accept contributions, transfers and rollovers only if we have entered into an information-sharing agreement, or its functional equivalent, with the applicable employer or its agent. In addition, in order to comply with the regulations, we will only process certain transactions (e.g., transfers, withdrawals, hardship distributions and, if applicable, loans) with employer approval. This means that if you request one of these transactions we will not consider your request to be in Good Order, and will not therefore process the transaction, until we receive the employer’s approval in written or electronic form.

Required Minimum Distributions and Payment Options

If you hold the Annuity under an IRA (or other tax-favored plan), Required Minimum Distribution rules must be satisfied. This means that generally payments must start by April 1 of the year after the year you reach age 70½ and must be made for each year thereafter. For a TDA or a 401(a) plan for which the participant is not a greater than 5% Owner of the employer, this required beginning date can generally be deferred to retirement, if later. Roth IRAs are not subject to these rules during the Owner’s lifetime. The amount of the payment must at least equal the minimum required under the IRS rules. Several choices are available for calculating the minimum amount. More information on the mechanics of this calculation is available on request. Please contact us at a reasonable time before the IRS deadline so that a timely distribution is made. Please note that there is a 50% tax penalty on the amount of any required minimum distribution not made in a timely manner. Required Minimum Distributions are calculated based on the sum of the Account Value and the actuarial value of any additional living and death benefits from optional riders that you have purchased under the Annuity. As a result, the Required Minimum Distributions may be larger than if the calculation were based on the Account Value only, which may in turn result in an earlier (but not before the required beginning date) distribution of amounts under the Annuity and an increased amount of taxable income distributed to the Annuity Owner, and a reduction of payments under the living and death benefit optional riders.

You can use the Minimum Distribution option to satisfy the Required Minimum Distribution rules for an Annuity without either beginning annuity payments or surrendering the Annuity. We will distribute to you the Required Minimum Distribution amount, less any other partial withdrawals that you made during the year. Such amount will be based on the value of the Annuity as of December 31 of the prior year, but is determined without regard to other Annuities you may own.

Although the IRS rules determine the required amount to be distributed from your IRA each year, certain payment alternatives are still available to you. If you own more than one IRA, you can choose to satisfy your minimum distribution requirement for each of your IRAs by withdrawing that amount from any of your IRAs. If you inherit more than one IRA or more than one Roth IRA from the same Owner, similar rules apply.

Charitable IRA Distributions.

Certain qualified IRA distributions used for charitable purposes are eligible for an exclusion from gross income, up to $100,000, for otherwise taxable IRA distributions from a traditional or Roth IRA. A qualified charitable distribution is a distribution that is made (1) directly by the IRA trustee to certain qualified charitable organizations and (2) on or after the date the IRA owner attains age 70½. Distributions that are excluded from income under this provision are not taken into account in determining the individual’s deductions, if any, for charitable contributions.

83

The IRS has indicated that an IRA trustee is not responsible for determining whether a distribution to a charity is one that satisfies the requirements of the charitable giving incentive. Consistent with the applicable IRS instructions, we report these distributions as normal IRA distributions on Form 1099-R. Individuals are responsible for reflecting the distributions as charitable IRA distributions on their personal tax returns.

Required Distributions Upon Your Death for a Qualified Annuity

Upon your death under an IRA, Roth IRA, 403(b) or other employer sponsored plan, the designated Beneficiary may generally elect to continue the Annuity and receive required minimum distributions under the Annuity instead of receiving the death benefit in a single payment. The available payment options will depend on whether you die before the date required minimum distributions under the Code were to begin, whether you have named a designated Beneficiary and whether that Beneficiary is your surviving spouse.

▪ If you die after a designated Beneficiary has been named, the death benefit must be distributed by December 31st of the year including the five year anniversary of the date of death, or as periodic payments not extending beyond the life or life expectancy of the designated Beneficiary (as long as payments begin by December 31st of the year following the year of death). However, if your surviving spouse is the Beneficiary, the death benefit can be paid out over the life or life expectancy of your spouse with such payments beginning no later than December 31st of the year following the year of death or December 31st of the year in which you would have reached age 70½, whichever is later. Additionally, if the Annuity is payable to (or for the benefit of) your surviving spouse as sole primary beneficiary, the Annuity may be continued with your spouse as the Owner. If the Beneficiary does not begin installments by December 31st of the year following the year of death, no partial withdrawals will be permitted thereafter, and we require that the Beneficiary take the Death Benefit as a lump sum within the 5 year deadline.

▪ If you die before a designated Beneficiary is named and before the date required minimum distributions must begin under the Code, the death benefit must be paid out by December 31st of the year including the five year anniversary of the date of death. For Annuities where multiple Beneficiaries have been named and at least one of the Beneficiaries does not qualify as a designated Beneficiary and the account has not been divided into separate accounts by December 31st of the year following the year of death, such Annuity is deemed to have no designated Beneficiary. A designated Beneficiary may elect to apply the rules for no designated Beneficiary if those would provide a smaller payment requirement. If the Beneficiary does not begin installments by December 31st of the year following the year of death, no partial withdrawals will be permitted thereafter, and we require that the Beneficiary take the Death Benefit as a lump sum within the 5 year deadline.

▪ If you die before a designated Beneficiary is named and after the date required minimum distributions must begin under the Code, the death benefit must be paid out at least as rapidly as under the method then in effect. For Annuities where multiple Beneficiaries have been named and at least one of the Beneficiaries does not qualify as a designated Beneficiary and the account has not been divided into separate accounts by December 31st of the year following the year of death, such Annuity is deemed to have no designated Beneficiary. A designated Beneficiary may elect to apply the rules for no designated Beneficiary if those would provide a smaller payment requirement.

A Beneficiary has the flexibility to take out more each year than mandated under the required minimum distribution rules. Note that in 2014, the U.S. Supreme Court ruled that Inherited IRAs, other than IRAs inherited by the owner’s spouse, do not qualify as retirement assets for purposes of protection under the federal bankruptcy laws.

Until withdrawn, amounts in a Qualified Annuity continue to be tax deferred. Amounts withdrawn each year, including amounts that are required to be withdrawn under the required minimum distribution rules, are subject to tax. You may wish to consult a professional tax adviser for tax advice as to your particular situation.

For a Roth IRA, if death occurs before the entire interest is distributed, the death benefit must be distributed under the same rules applied to IRAs where death occurs before the date required minimum distributions must begin under the Code.

Tax Penalty for Early Withdrawals from a Qualified Annuity You may owe a 10% tax penalty on the taxable part of distributions received from an IRA, SEP, Roth IRA, TDA or qualified retirement plan before you attain age 59½. Amounts are not subject to this tax penalty if:

▪ the amount is paid on or after you reach age 59½ or die;

▪ the amount received is attributable to your becoming disabled; or

▪ generally the amount paid or received is in the form of substantially equal payments (as defined in the Code) not less frequently than annually. (Please note that substantially equal payments must continue until the later of reaching age 59½ or 5 years. Modification of payments or additional contributions to the Annuity during that time period will result in retroactive application of the 10% tax penalty.)

Other exceptions to this tax may apply. You should consult your tax adviser for further details.

84

Withholding

We will withhold federal income tax at the rate of 20% for any eligible rollover distribution paid by us to or for a plan participant, unless such distribution is “directly” rolled over into another qualified plan, IRA (including the IRA variations described above), SEP, 457 government plan or TDA. An eligible rollover distribution is defined under the tax law as a distribution from an employer plan under 401(a), a TDA or a 457 governmental plan, excluding any distribution that is part of a series of substantially equal payments (at least annually) made over the life expectancy of the employee or the joint life expectancies of the employee and his designated Beneficiary, any distribution made for a specified period of 10 years or more, any distribution that is a required minimum distribution and any hardship distribution. Regulations also specify certain other items which are not considered eligible rollover distributions. We will not withhold for payments made from trustee owned Annuities or for payments under a 457 plan. For all other distributions, unless you elect otherwise, we will withhold federal income tax from the taxable portion of such distribution at an appropriate percentage. The rate of withholding on annuity payments where no mandatory withholding is required is determined on the basis of the withholding certificate that you file with us. If you do not file a certificate, we will automatically withhold federal taxes on the following basis:

▪ For any annuity payments not subject to mandatory withholding, you will have taxes withheld by us as if you are a married individual, with 3 exemptions

▪ If no U.S. taxpayer identification number is provided, we will automatically withhold using single with zero exemptions as the default; and

▪ For all other distributions, we will withhold at a 10% rate.

We will provide you with forms and instructions concerning the right to elect that no amount be withheld from payments in the ordinary course. However, you should know that, in any event, you are liable for payment of federal income taxes on the taxable portion of the distributions, and you should consult with your tax adviser to find out more information on your potential liability if you fail to pay such taxes. There may be additional state income tax withholding requirements.

ERISA Requirements

ERISA (the “Employee Retirement Income Security Act of 1974”) and the Code prevent a fiduciary and other “parties in interest” with respect to a plan (and, for these purposes, an IRA would also constitute a “plan”) from receiving any benefit from any party dealing with the plan, as a result of the sale of the Annuity. Administrative exemptions under ERISA generally permit the sale of insurance/annuity products to plans, provided that certain information is disclosed to the person purchasing the Annuity. This information has to do primarily with the fees, charges, discounts and other costs related to the Annuity, as well as any commissions paid to any agent selling the Annuity. Information about any applicable fees, charges, discounts, penalties or adjustments may be found in the applicable sections of this prospectus. Information about sales representatives and commissions may be found in the sections of this prospectus addressing distribution of the Annuities.

Other relevant information required by the exemptions is contained in the contract and accompanying documentation.

Please consult with your tax adviser if you have any questions about ERISA and these disclosure requirements.

Spousal Consent Rules for Retirement Plans – Qualified Annuities

If you are married at the time your payments commence, you may be required by federal law to choose an income option that provides survivor annuity income to your spouse, unless your spouse waives that right. Similarly, if you are married at the time of your death, federal law may require all or a portion of the Death Benefit to be paid to your spouse, even if you designated someone else as your Beneficiary. A brief explanation of the applicable rules follows. For more information, consult the terms of your retirement arrangement.

Defined Benefit Plans and Money Purchase Pension Plans. If you are married at the time your payments commence, federal law requires that benefits be paid to you in the form of a “qualified joint and survivor annuity” (QJSA), unless you and your spouse waive that right, in writing. Generally, this means that you will receive a reduced payment during your life and, upon your death, your spouse will receive at least one-half of what you were receiving for life. You may elect to receive another income option if your spouse consents to the election and waives his or her right to receive the QJSA. If your spouse consents to the alternative form of payment, your spouse may not receive any benefits from the plan upon your death. Federal law also requires that the plan pay a Death Benefit to your spouse if you are married and die before you begin receiving your benefit. This benefit must be available in the form of an Annuity for your spouse’s lifetime and is called a “qualified pre-retirement survivor annuity” (QPSA). If the plan pays Death Benefits to other Beneficiaries, you may elect to have a Beneficiary other than your spouse receive the Death Benefit, but only if your spouse consents to the election and waives his or her right to receive the QPSA. If your spouse consents to the alternate Beneficiary, your spouse will receive no benefits from the plan upon your death. Any QPSA waiver prior to your attaining age 35 will become null and void on the first day of the calendar year in which you attain age 35, if still employed.

Defined Contribution Plans (including 401(k) Plans and ERISA 403(b) Annuities). Spousal consent to a distribution is generally not required. Upon your death, your spouse will receive the entire Death Benefit, even if you designated someone else as your Beneficiary, unless your spouse consents in writing to waive this right. Also, if you are married and

85

elect an Annuity as a periodic income option, federal law requires that you receive a QJSA (as described above), unless you and your spouse consent to waive this right.

IRAs, non-ERISA 403(b) Annuities, and 457 Plans. Spousal consent to a distribution usually is not required. Upon your death, any Death Benefit will be paid to your designated Beneficiary.

Gifts and Generation-skipping Transfers

If you transfer your Annuity to another person for less than adequate consideration, there may be gift tax consequences in addition to income tax consequences. Also, if you transfer your Annuity to a person two or more generations younger than you (such as a grandchild or grandniece) or to a person that is more than 37½ years younger than you, there may be generation-skipping transfer tax consequences.

86

OTHER INFORMATION

PRUCO LIFE AND THE SEPARATE ACCOUNT

Pruco Life. Pruco Life Insurance Company (Pruco Life) is a stock life insurance company organized in 1971 under the laws of the State of Arizona. It is licensed to sell life insurance and annuities in the District of Columbia, Guam and in all states except New York. Pruco Life is a wholly-owned subsidiary of The Prudential Insurance Company of America (Prudential), a New Jersey stock life insurance company that has been doing business since 1875. Prudential is a direct wholly-owned subsidiary of Prudential Financial, Inc. (Prudential Financial), a New Jersey insurance holding company. No company other than Pruco Life has any legal responsibility to pay amounts that Pruco Life owes under its annuity contracts. Among other things, this means that where you participate in an optional living benefit or death benefit and the value of that benefit (e.g., the Protected Withdrawal Value for Highest Daily Lifetime Income v2.1) exceeds your current Account Value, you would rely solely on the ability of Pruco Life to make payments under the benefit out of its own assets. As Pruco Life's ultimate parent, Prudential Financial, however, exercises significant influence over the operations and capital structure of Pruco Life.

Pruco Life incorporates by reference into the prospectus its latest annual report on Form 10-K filed pursuant to Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934 (Exchange Act) since the end of the fiscal year covered by its latest annual report. In addition, all documents subsequently filed by Pruco Life pursuant to Sections 13(a), 13(c), 14 or 15(d) of the Exchange Act also are incorporated into the prospectus by reference. Pruco Life will provide to each person, including any beneficial Owner, to whom a prospectus is delivered, a copy of any or all of the information that has been incorporated by reference into the prospectus but not delivered with the prospectus. Such information will be provided upon written or oral request at no cost to the requester by writing to Pruco Life Insurance Company, One Corporate Drive, Shelton, CT 06484 or by calling 800-752-6342. Pruco Life files periodic reports as required under the Exchange Act. The public may read and copy any materials that Pruco Life files with the SEC at the SEC's Public Reference Room at 100 F Street, N.E., Washington, D.C. 20549. The public may obtain information on the operation of the Public Reference Room by calling the SEC at 202-551-8090. The SEC maintains an Internet site that contains reports, proxy, and information statements, and other information regarding issuers that file electronically with the SEC (see http://www.sec.gov). Our internet address is http://www.prudentialannuities.com.

Pursuant to the delivery obligations under Section 5 of the Securities Act of 1933 and Rule 159 thereunder, Pruco Life delivers this prospectus to current contract owners that reside outside of the United States.

Pruco Life conducts the bulk of its operations through staff employed by it or by affiliated companies within the Prudential Financial family. Certain discrete functions have been delegated to non-affiliates that could be deemed “service providers” under the Investment Company Act of 1940. The entities engaged by Pruco Life may change over time. As of December 31, 2015, non-affiliated entities that could be deemed service providers to Pruco Life and/or an affiliated insurer within the Pruco Life business unit consisted of those set forth in the table below.

Name of Service Provider	Services Provided	Address

BROADRIDGE INVESTOR COMMUNICATION	Proxy services and regulatory mailings	51 Mercedes Way, Edgewood, NY 11717
CT Corporation	UCC filings, corporate filings and annual report filings	111 Eighth Avenue, New York, NY 10011
D.F. King	Proxy services	77 Water Street, New York, NY 10005

EDM Americas	Records management and administration of annuity contracts	301 Fayetteville Street, Suite 1500, Raleigh, NC 27601

EXL Service Holdings, Inc	Administration of annuity contracts	350 Park Avenue, 10th Floor, New York, NY 10022
National Financial Services (NFS)	Clearing firm for Broker Dealers	82 Devonshire Street Boston, MA 02109

NEPS, LLC	Composition, printing, and mailing of contracts and benefit documents	12 Manor Parkway, Salem, NH 03079

PERSHING LLC	Clearing firm for Broker Dealers	One Pershing Plaza, Jersey City, NJ 07399
The Depository Trust Clearinghouse Corporation (DTCC)	Clearing and settlement services for Distributors and Carriers.	55 Water Street, 26th Floor, New York, NY 10041
Thomson Reuters	Tax reporting services	3 Times Square New York, NY 10036
Venio LLC d/b/a Keane	Claim related services	4031 University Drive, Suite 100, Fairfax, VA 22030

The Separate Account. We have established a Separate Account, the Pruco Life Flexible Premium Variable Annuity Account (Separate Account), to hold the assets that are associated with the Annuities. The Separate Account was

87

established under Arizona law on June 16, 1995, and is registered with the SEC under the Investment Company Act of 1940 as a unit investment trust, which is a type of investment company. The assets of the Separate Account are held in the name of Pruco Life and legally belong to us. Pruco Life segregates the Separate Account assets from all of its other assets. Thus, Separate Account assets that are held in support of the contracts are not chargeable with liabilities arising out of any other business we may conduct. Income, gains, and losses, whether or not realized, for assets allocated to the Separate Account are, in accordance with the Annuities, credited to or charged against the Separate Account without regard to other income, gains, or losses of Pruco Life. The obligations under the Annuity are those of Pruco Life, which is the issuer of the Annuity and the depositor of the Separate Account. More detailed information about Pruco Life, including its audited consolidated financial statements, is provided in the Statement of Additional Information.

In addition to rights that we specifically reserve elsewhere in this prospectus, we reserve the right to perform any or all of the following:

▪ offer new Sub-accounts, eliminate Sub-Accounts, substitute Sub-accounts or combine Sub-accounts;

▪ close Sub-accounts to additional Purchase Payments on existing Annuities or close Sub-accounts for Annuities purchased on or after specified dates;

▪ combine the Separate Account with other separate accounts;

▪  deregister the Separate Account under the Investment Company Act of 1940;

▪ manage the Separate Account as a management investment company under the Investment Company Act of 1940 or in any other form permitted by law;

▪ make changes required by any change in the federal securities laws, including, but not limited to, the Securities Act of 1933, the Securities Act of 1934, the Investment Company Act of 1940, or any other changes to the Securities and Exchange Commission’s interpretation thereof;

▪ establish a provision in the Annuity for federal income taxes if we determine, in our sole discretion, that we will incur a tax as the result of the operation of the Separate Account;

▪ make any changes required by federal or state laws with respect to annuity contracts; and

▪ to the extent dictated by any underlying Portfolio, impose a redemption fee or restrict transfers within any Sub-account.

We will first notify you and receive any necessary SEC and/or state approval before making such a change. If an underlying mutual fund is liquidated, we will ask you to reallocate any amount in the liquidated fund. If you do not reallocate these amounts, we will reallocate such amounts only in accordance with guidance provided by the SEC or its staff (or after obtaining an order from the SEC, if required). We reserve the right to substitute underlying Portfolios, as allowed by applicable law. If we make a fund substitution or change, we may change the Annuity contract to reflect the substitution or change. We do not control the underlying mutual funds, so we cannot guarantee that any of those funds will always be available.

If you are enrolled in a Dollar Cost Averaging, Automatic Rebalancing, or comparable programs while an underlying fund merger, substitution or liquidation takes place, unless otherwise noted in any communication from us, your Account Value invested in such underlying fund will be transferred automatically to the designated surviving fund in the case of mergers, the replacement fund in the case of substitutions, and an available Money Market Fund in the case of fund liquidations. Your enrollment instructions will be automatically updated to reflect the surviving fund, the replacement fund or a Money Market Fund for any continued and future investments.

With the DCA MVA Options, we use a separate account of Pruco Life different from the Pruco Life Flexible Premium Variable Annuity Account discussed above. The separate account for the MVA Options is not registered under the Investment Company Act of 1940. Moreover, you do not participate in the appreciation or depreciation of the assets held by that separate account.

The General Account. Our general obligations and any guaranteed benefits under the Annuity are supported by our general account and are subject to our claims paying ability. Assets in the general account which includes amounts in the Secure Value Account, are not segregated for the exclusive benefit of any particular contract or obligation. General account assets are also available to our general creditors and for conducting routine business activities, such as the payment of salaries, rent and other ordinary business expenses. The general account is subject to regulation and supervision by the Arizona Department of Insurance and to the insurance laws and regulations of all jurisdictions where we are authorized to do business.

Fees and Payments Received by Pruco Life

As detailed below, Pruco Life and our affiliates receive substantial payments from the underlying Portfolios and/or related entities, such as the Portfolios’ advisers and subadvisers. Because these fees and payments are made to Pruco Life and our affiliates, allocations you make to the underlying Portfolios benefit us financially. In selecting Portfolios available under the Annuity, we consider the payments that will be made to us. For more information on factors we consider when selecting the Portfolios under the Annuity, see “Variable Investment Options” under “Investment Options” earlier in this prospectus.

88

We receive Rule 12b-1 fees which compensate our affiliate, Prudential Annuities Distributors, Inc., for distribution and administrative services (including recordkeeping services and the mailing of prospectuses and reports to Owners invested in the Portfolios). These fees are paid by the underlying Portfolio out of each Portfolio’s assets and are therefore borne by Owners.

We also receive administrative services payments from the advisers of the underlying Portfolios or their affiliates (not the Portfolios), which are referred to as “revenue sharing” payments. The maximum combined 12b-1 fees and revenue sharing payments we receive with respect to a Portfolio are equal to an annual rate of 0.50% of the average assets allocated to the Portfolio under the Annuity. We expect to make a profit on these fees and payments and consider them when selecting the Portfolios available under the Annuity.

In addition, an adviser or subadviser of a Portfolio or a distributor of the Annuity (not the Portfolios) may also compensate us by providing reimbursement, defraying the costs of, or paying directly for, among other things, marketing and/or administrative services and/or other services they provide in connection with the Annuity. These services may include, but are not limited to: sponsoring or co-sponsoring various promotional, educational or marketing meetings and seminars attended by distributors, wholesalers, and/or broker dealer firms’ registered representatives, and creating marketing material discussing the Annuity, available options, and underlying Portfolios. The amounts paid depend on the nature of the meetings, the number of meetings attended by the adviser, subadviser, or distributor, the number of participants and attendees at the meetings, the costs expected to be incurred, and the level of the adviser’s, subadviser’s or distributor’s participation. These payments or reimbursements may not be offered by all advisers, subadvisers, or distributors and the amounts of such payments may vary between and among each adviser, subadviser, and distributor depending on their respective participation. We may also consider these payments and reimbursements when selecting the Portfolios available under the Annuity. During 2015, with regard to the total amounts that were paid under the kinds of arrangements described in this paragraph, the amounts for any particular adviser, subadviser or distributor ranged from approximately $20.00 to approximately $25,000.00. These amounts relate to all individual variable annuity contracts issued by Pruco Life or its affiliates, not only the Annuity covered by this prospectus.

In addition to the payments that we receive from underlying Portfolios and/or their affiliates, those same Portfolios and/or their affiliates may make payments to us and/or other insurers within the Prudential Financial group related to the offering of investment options within variable annuities or life insurance offered by different Prudential business units.

Cyber Security Risks. We provide information about cyber security risks associated with this Annuity in the Statement of Additional Information.

LEGAL STRUCTURE OF THE UNDERLYING PORTFOLIOS

Each underlying Portfolio is registered as an open-end management investment company under the Investment Company Act of 1940. Shares of the underlying Portfolios are sold to separate accounts of life insurance companies offering variable annuity and variable life insurance products. The shares may also be sold directly to qualified pension and retirement plans.

Voting Rights

We are the legal owner of the shares of the underlying Portfolios in which the Sub-accounts invest. However, under current SEC rules, you have voting rights in relation to Account Value maintained in the Sub-accounts. If an underlying Portfolio requests a vote of shareholders, we will vote our shares based on instructions received from Owners with Account Value allocated to that Sub-account. Owners have the right to vote an amount equal to the number of shares attributable to their contracts. If we do not receive voting instructions in relation to certain shares, we will vote those shares in the same manner and proportion as the shares for which we have received instructions. This voting procedure is sometimes referred to as “mirror voting” because, as indicated in the immediately preceding sentence, we mirror the votes that are actually cast, rather than decide on our own how to vote. We will also “mirror vote” shares that are owned directly by us or an affiliate (excluding shares held in the separate account of an affiliated insurer). In addition, because all the shares of a given Portfolio held within our Separate Account are legally owned by us, we intend to vote all of such shares when that underlying Portfolio seeks a vote of its shareholders. As such, all such shares will be counted towards whether there is a quorum at the underlying Portfolio’s shareholder meeting and towards the ultimate outcome of the vote. Thus, under “mirror voting”, it is possible that the votes of a small percentage of contract holders who actually vote will determine the ultimate outcome.

We may, if required by state insurance regulations, disregard voting instructions if they would require shares to be voted so as to cause a change in the sub-classification or investment objectives of one or more of the available Variable Investment Options or to approve or disapprove an investment advisory contract for a Portfolio. In addition, we may disregard voting instructions that would require changes in the investment policy or investment adviser of one or more of the Portfolios associated with the available Variable Investment Options, provided that we reasonably disapprove such changes in accordance with applicable federal or state regulations. If we disregard Owner voting instructions, we will advise Owners of our action and the reasons for such action in the next available annual or semi-annual report.

89

We will furnish those Owners who have Account Value allocated to a Sub-account whose underlying Portfolio has requested a “proxy” vote with proxy materials and the necessary forms to provide us with their voting instructions. Generally, you will be asked to provide instructions for us to vote on matters such as changes in a fundamental investment strategy, adoption of a new investment advisory agreement, or matters relating to the structure of the underlying Portfolio that require a vote of shareholders. We reserve the right to change the voting procedures described above if applicable SEC rules change.

Material Conflicts

In the future, it may become disadvantageous for Separate Accounts of variable life insurance and variable annuity contracts to invest in the same underlying Portfolios. Neither the companies that invest in the Portfolios nor the Portfolios currently foresee any such disadvantage. The Board of Directors for each Portfolio intends to monitor events in order to identify any material conflict between variable life insurance and variable annuity Contract Owners and to determine what action, if any, should be taken. Material conflicts could result from such things as:

(1) changes in state insurance law;

(2) changes in federal income tax law;

(3) changes in the investment management of any Variable Investment Option; or

(4) differences between voting instructions given by variable life insurance and variable annuity Contract Owners.

Confirmations, Statements, and Reports

We send any statements and reports required by applicable law or regulation to you at your last known address of record. You should therefore give us prompt notice of any address change. We reserve the right, to the extent permitted by law and subject to your prior consent, to provide any prospectus, prospectus supplements, confirmations, statements and reports required by applicable law or regulation to you through our Internet Website at www.prudentialannuities.com or any other electronic means, including diskettes or CD ROMs. We generally send a confirmation statement to you each time a financial transaction is made affecting Account Value, such as making additional Purchase Payments, transfers, exchanges or withdrawals. We also send quarterly statements detailing the activity affecting your Annuity during the calendar quarter, if there have been transactions during the quarter. We may confirm regularly scheduled transactions, including, but not limited to the Annual Maintenance Fee, systematic withdrawals (including 72(t)/72(q) payments and Required Minimum Distributions), electronic funds transfer, Dollar Cost Averaging, Auto Rebalancing, and Premium Based Charges in quarterly statements instead of confirming them immediately. You should review the information in these statements carefully. You may request additional reports or copies of reports previously sent. We reserve the right to charge $50 for each such additional or previously sent report, but may waive that charge in the future. We will also send an annual report and a semi-annual report containing applicable financial statements for the Portfolios to Owners or, with your prior consent, make such documents available electronically through our Internet Website or other electronic means.

DISTRIBUTION OF ANNUITIES OFFERED BY PRUCO LIFE

Prudential Annuities Distributors, Inc. (PAD), a wholly-owned subsidiary of Prudential Annuities, Inc., is the distributor and principal underwriter of the Annuities offered through this prospectus. PAD acts as the distributor of a number of annuity and life insurance products and the AST Portfolios. PAD’s principal business address is One Corporate Drive, Shelton, Connecticut 06484. PAD is registered as a broker/dealer under the Securities Exchange Act of 1934 (Exchange Act), and is a member of the Financial Industry Regulatory Authority (FINRA). Each Annuity is offered on a continuous basis. PAD enters into distribution agreements with both affiliated and unaffiliated broker/dealers who are registered under the Exchange Act (collectively, “Firms”). The affiliated broker-dealer, Pruco Securities, LLC is an indirect wholly-owned subsidiary of Prudential Financial that sells variable annuity and variable life insurance (among other products) through its registered representatives. Applications for each Annuity are solicited by registered representatives of the Firms. PAD utilizes a network of its own registered representatives to wholesale the Annuities to Firms. Because the Annuities offered through this prospectus are insurance products as well as securities, all registered representatives who sell the Annuities are also appointed insurance agents of Pruco Life.

In connection with the sale and servicing of the Annuity, Firms may receive cash compensation and/or non-cash compensation. Cash compensation includes discounts, concessions, fees, service fees, commissions, asset based sales charges, loans, overrides, or any cash employee benefit received in connection with the sale and distribution of variable contracts. Non-cash compensation includes any form of compensation received in connection with the sale and distribution of variable contracts that is not cash compensation, including but not limited to merchandise, gifts, travel expenses, meals and lodging.

Under the selling agreements, cash compensation in the form of commissions is paid to Firms on sales of the Annuity according to one or more schedules. The selling registered representative will receive all or a portion of the cash compensation, depending on the practice of his or her Firm. Commissions are generally based on a percentage of

90

Purchase Payments made, up to a maximum of 5.0%. In addition, we may pay trail commissions, equal to a percentage of the average account value or based on other criteria. We may also provide cash compensation to the distributing Firm for providing ongoing service to you in relation to the Annuity. These payments may be made in the form of percentage payments based upon “Assets under Management” or “AUM,” (total assets), subject to certain criteria in certain Pruco Life products. These payments may also be made in the form of percentage payments based upon the total amount of money received as Purchase Payments under Pruco Life annuity products sold through the Firm.

In addition, in an effort to promote the sale of our products (which may include the placement of Pruco Life and/or the Annuity on a preferred or recommended company or product list and/or access to the Firm's registered representatives), we, or PAD, may enter into non-cash compensation arrangements with certain Firms with respect to certain or all registered representatives of such Firms under which such Firms may receive fixed payments or reimbursement. These types of fixed payments are made directly to or in sponsorship of the Firm and may include, but are not limited to payment for: training of sales personnel; marketing and/or administrative services and/or other services they provide to us or our affiliates; educating customers of the firm on the Annuity's features; conducting due diligence and analysis; providing office access, operations, systems and other support; holding seminars intended to educate registered representatives and make them more knowledgeable about the Annuities; conferences (national, regional and top producer); sponsorships; speaker fees; promotional items; a dedicated marketing coordinator; priority sales desk support; expedited marketing compliance approval and preferred programs to PAD; and reimbursements to Firms for marketing activities or other services provided by third-party vendors to the Firms and/or their registered representatives. To the extent permitted by FINRA rules and other applicable laws and regulations, we or PAD may also pay or allow other promotional incentives or payments in other forms of non-cash compensation (e.g., gifts, occasional meals and entertainment, sponsorship of due diligence events). Under certain circumstances, Portfolio advisers/subadvisers or other organizations with which we do business (“Entities”) may also receive incidental non-cash compensation, such as meals and nominal gifts. The amount of this non-cash compensation varies widely because some may encompass only a single event, such as a conference, and others have a much broader scope.

Cash and/or non-cash compensation may not be offered to all Firms and Entities and the terms of such compensation may differ between Firms and Entities. In addition, we or our affiliates may provide such compensation, payments and/or incentives to Firms or Entities arising out of the marketing, sale and/or servicing of variable annuities or life insurance offered by different Prudential business units.

The lists below includes the names of the Firms and Entities that we are aware (as of December 31, 2015) received compensation with respect to our annuity business generally during 2015 (or as to which a payment amount was accrued during 2015). The Firms and Entities listed include those receiving non-cash and/or cash compensation (as indicated below) in connection with marketing of products issued by Pruco Life Insurance Company and Pruco Life Insurance Company of New Jersey. Your registered representative can provide you with more information about the compensation arrangements that apply upon request. Each of these Annuities also is distributed by other selling Firms that previously were appointed only with our affiliate Prudential Annuities Life Assurance Corporation (“PALAC”). Such other selling Firms may have received compensation similar to the types discussed above with respect to their sale of PALAC annuities. In addition, such other selling Firms may, on a going forward basis, receive substantial compensation that is not reflected in this 2015 retrospective depiction. During 2015, non-cash compensation received by Firms and Entities ranged from $16.67 to $815,993.88. During 2015, cash compensation received by Firms ranged from $98.00 to $8,868,047.39.

All of the Firms and Entities listed below received non-cash compensation during 2015. In addition, Firms in bold also received cash compensation during 2015.

1st Global Capital Corp.

Advisor Group

Aegon Transamerica

AFS Brokerage, Inc.

AHIL-Prudential

AIG Advisor Group

ALHA

Alliance

Alliant/Benefit Partners

Allianz

Allstate Financial Srvcs, LLC

Alpha Simplex

American Financial Associates

AMERICAN PORTFOLIO FIN SVCS INC

Ameritas Investment Corp.

Anchor Bay Securities, LLC

Annuity Partners

AON

AQR Capital Management

Ausdal Financial Partners, Inc.

AXA Advisors, LLC

Ballew Investments

Bank of Oklahoma

Bank of the West

BB&T Investment Services, Inc.

BBVA Compass Investment Solutions, Inc.

Berthel Fisher & Company

BlackRock Financial Management Inc.

Broker Dealer Financial Services

Brokers International

Cadaret, Grant & Co., Inc.

Calton & Associates, Inc

Cambridge Advisory Group

Cambridge Investment Research, Inc.

Cantella & Co., Inc.

CAPE SECURITIES, INC.

Capital Guardian

Capital Investment Group, Inc.

CCO Investment Services Corp

Centaurus Financial, Inc.

Centera Capital Securities

Cetera Advisor Network LLC

Cetera Financial Group LLC

Cetera Investment Services

CFD Investments, Inc.

91

CHAR

Citigroup Global Markets Inc.

COMERICA SECURITIES, INC.

Commerce Bank

Commonwealth Financial Network

Compass Bank Wealth Management Group

Comprehensive Asset Management

Country Financial

CPS (Custom Benefit Plans)

Craig Schubert

Crown Capital Securities, L.P.

CUNA Brokerage Svcs, Inc.

CUSO Financial Services, L.P.

David Lerner and Associates

Delaware Investments

Dempsey Lord Smith, LLC

Edward Jones & Co.

Envestnet

Epoch Investment Management

Equity Services, Inc.

Essex Financial Services, Inc.

Farm Bureau Financial Services

Fidelity Institutional Wealth Services (FIWS)

Fidelity Investments

Fifth Third Securities, Inc.

Financial Architects, Inc.

Financial Planning Consultants

Financial Services Int'l Corp. (FSIC)

Financial West Group

First Allied Securities Inc

First Citizens Bank

First Commonwealth

First Heartland Capital, Inc.

First Protective Insurance Group

First Southeast Investor Services

First Tennessee Brokerage, Inc

First Trust Portfolios L.P.

Foothill Securities, Inc.

Foresters Equity Services Inc.

Fortune Financial Services, Inc.

Founders Financial Securities, LLC

Franklin Templeton

FSC Securities Corp.

GBS - Life Plans Unlimited

Geneos Wealth Management, Inc.

Gilman Ciocia, Inc.

Goldman Sachs & Co.

GWN Securities, Inc.

H. Beck, Inc.

H.D. Vest Investment

Hantz Financial Services,Inc.

Harvest Capital

HBW Securities, Inc.

Hornor, Townsend & Kent, Inc.

HSBC

Huntleigh Securities

Independent Consultant

Independent Financial Grp, LLC

Infinex Financial Group

Institutional Securities Corp.

INTERCAROLINA FINANCIAL SERVICES, INC.

Intervest International

Invest Financial Corporation

Investacorp

Investment Centers of America

Investment Professionals

Investors Capital Corporation

J.J.B. Hilliard Lyons, Inc.

J.P. Morgan

J.W. Cole Financial, Inc.

Jackson National Life

Janney Montgomery Scott, LLC.

Janus Capital

Jennison Associates, LLC

JHS Capital

Key Bank

KEY INVESTMENT SERVICES LLC

KMS Financial Services, Inc.

Kovack Securities, Inc.

LaSalle St. Securities, LLC

Lazard

Leaders Group Inc.

Legg Mason

Lifemark Corporation

Lincoln Financial Advisors

Lincoln Financial Securities Corporation

Lincoln Investment Planning

Lincoln Motor Company

LPL Financial Corporation

M and T Bank Corporation

M Holdings Securities, Inc

Mass Mutual Financial Group

Merrill Lynch, P,F,S

MetLife

MFS

MML Investors Services, Inc.

Money Concepts Capital Corp.

Morgan Stanley Smith Barney

MTL Equity Products, Inc.

Mutual of Omaha Bank

National Planning Corporation

National Securities Corp.

Natixis Funds

Neuberger Berman

New York Life

Next Financial Group, Inc.

NFP Securities, Inc.

North Ridge Securities Corp.

OneAmerica Securities, Inc.

OPPENHEIMER & CO, INC.

Park Avenue Securities, LLC

People's Securities

Perryman Financial Advisory

PIMCO

Pinnacle Financial Group, Inc.

Pinnancle Investments, LLC

PlanMember Securities Corp.

PNC Bank

PNC Investments, LLC

Princor Financial Services Corp.

Private Client Services, LLC

ProEquities

Prospera Financial Services, Inc.

Prudential Annuities

Purshe Kaplan Sterling Investments

Questar Capital Corporation

R.D. Scinto, Inc.

Raymond James Financial Svcs

RBC CAPITAL MARKETS CORPORATION

RCM&D Inc.

Robert W. Baird & Co., Inc.

Royal Alliance Associates

Sage Rutty & Co., Inc.

Sagemark Consulting

SAGEPOINT FINANCIAL, INC.

Sammons Securities Co., LLC

Santander

SCF Securities, Inc.

Schroders Investment Management

SEAF

Securian Financial Svcs, Inc.

Securities America, Inc.

Securities Service Network

Sigma Financial Corporation

Signator Investors, Inc.

SII Investments, Inc.

Sorrento Pacific Financial LLC

Southeast Financial Group, Inc.

Southern Bank

Sterne Agee Financial Services, Inc.

Stifel Nicolaus & Co.

STRATEGIC FIN ALLIANCE INC

SunTrust Investment Services, Inc.

SWBC Investment Services

Syndicated

T. Rowe Price Group, Inc.

TFS Securities, Inc.

The Investment Center

The O.N. Equity Sales Co.

The PNC Financial Services Group, Inc.

The Prudential Insurance Company of America

The Strategic Financial Alliance Inc.

TransAmerica Financial Advisors, Inc.

Triad Advisors, Inc.

UBS Financial Services, Inc.

Umpqua Investments

United Planners Fin. Serv.

US Bank

USI Securities Inc

92

VALIC Financial Advisors, Inc

Valley Forge Financial Group Inc

VOYA Financial Advisors

WADDELL & REED INC.

Wall Street Financial Group

WAYNE HUMMER INVESTMENTS LLC

WB2

Wealth Preservation Partners, LLC

Wedbush Morgan Securities

Wells Fargo Advisors LLC

WELLS FARGO ADVISORS LLC - WEALTH

Western International Securities, Inc.

WFG Investments, Inc.

Wintrust Financial Corporation

Woodbury Financial Services

World Equity Group, Inc.

World Group Securities, Inc.

Wunderlich Securities

The Firms listed below received cash compensation during 2015 but did not receive any non-cash compensation.

Capital One Investment Services, LLC

Gary Goldberg & Co., Inc.

Raymond James & Associates

Wells Fargo Investments LLC

WRP Investments, Inc

While compensation is generally taken into account as an expense in considering the charges applicable to a contract product, any such compensation will be paid by us or PAD and will not result in any additional charge to you. Your Financial Professional can provide you with more information about the compensation arrangements that apply upon request.

FINANCIAL STATEMENTS

The financial statements of the Separate Account and Pruco Life are included in the Statement of Additional Information.

INDEMNIFICATION

Insofar as indemnification for liabilities arising under the Securities Act of 1933 (the “Securities Act”) may be permitted to directors, officers or persons controlling the registrant pursuant to the foregoing provisions, the registrant has been informed that in the opinion of the SEC such indemnification is against public policy as expressed in the Securities Act and is therefore unenforceable.

LEGAL PROCEEDINGS

Litigation and Regulatory Matters

Pruco Life is subject to legal and regulatory actions in the ordinary course of our business. Pending legal and regulatory actions include proceedings specific to Pruco Life and proceedings generally applicable to business practices in the industry in which we operate. Pruco Life is subject to class action lawsuits and other litigation involving a variety of issues and allegations involving sales practices, claims payments and procedures, premium charges, policy servicing and breach of fiduciary duty to customers. Pruco Life is also subject to litigation arising out of its general business activities, such as its investments, contracts, leases and labor and employment relationships, including claims of discrimination and harassment, and could be exposed to claims or litigation concerning certain business or process patents. In addition, Pruco Life, along with other participants in the businesses in which it engages, may be subject from time to time to investigations, examinations and inquiries, in some cases industry-wide, concerning issues or matters upon which such regulators have determined to focus. In some of Pruco Life’s pending legal and regulatory actions, parties are seeking large and/or indeterminate amounts, including punitive or exemplary damages. The outcome of litigation or a regulatory matter, and the amount or range of potential loss at any particular time, is often inherently uncertain.

Pruco Life establishes accruals for litigation and regulatory matters when it is probable that a loss has been incurred and the amount of that loss can be reasonably estimated. For litigation and regulatory matters where a loss may be reasonably possible, but not probable, or is probable but not reasonably estimable, no accrual is established, but the matter, if material, is disclosed. As of December 31, 2015, the aggregate range of reasonably possible losses in excess of accruals established is not currently estimable. Pruco Life reviews relevant information with respect to its litigation and regulatory matters on a quarterly and annual basis and updates its accruals, disclosures and estimates of reasonably possible loss based on such reviews.

Pruco Life’s litigation and regulatory matters are subject to many uncertainties, and given their complexity and scope, their outcome cannot be predicted. It is possible that Pruco Life’s results of operations or cash flow in a particular quarterly or annual period could be materially affected by an ultimate unfavorable resolution of pending litigation and regulatory matters depending, in part, upon the results of operations or cash flow for such period. In light of the unpredictability of Pruco Life’s litigation and regulatory matters, it is also possible that in certain cases an ultimate unfavorable resolution of one or more pending litigation or regulatory matters could have a material adverse effect on Pruco Life’s financial position. Management believes, however, that, based on information currently known to it, the ultimate outcome of all pending

93

litigation and regulatory matters, after consideration of applicable reserves and rights to indemnification, is not likely to have a material adverse effect on Pruco Life’s financial position.

CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION

The following are the contents of the Statement of Additional Information:

▪ Company

▪ Experts

▪ Principal Underwriter

▪ Payments Made to Promote Sale of Our Products

▪ Cyber Security Risks

▪  Determination of Accumulation Unit Values

▪ Financial Statements

HOW TO CONTACT US

Please communicate with us using the telephone number and addresses below for the purposes described. Failure to send mail to the proper address may result in a delay in our receiving and processing your request.

Prudential’s Customer Service Team

Call our Customer Service Team at 1-888-PRU-2888 during normal business hours.

Internet

Access information about your Annuity through our website: www.prudentialannuities.com

Correspondence Sent by Regular Mail

Prudential Annuity Service Center

P.O. Box 7960

Philadelphia, PA 19176

Correspondence Sent by Overnight*, Certified or Registered Mail

Prudential Annuity Service Center

2101 Welsh Road

Dresher, PA 19025

*Please note that overnight correspondence sent through the United States Postal Service may be delivered to the P.O. Box listed above, which could delay receipt of your correspondence at our Service Center. Overnight mail sent through other methods (e.g., Federal Express, United Parcel Service) will be delivered to the address listed below.

Correspondence sent by regular mail to our Service Center should be sent to the address shown above. Your correspondence will be picked up at this address and then delivered to our Service Center. Your correspondence is not considered received by us until it is received at our Service Center. Where this prospectus refers to the day when we receive a purchase payment, request, election, notice, transfer or any other transaction request from you, we mean the day on which that item (or the last requirement needed for us to process that item) arrives in complete and proper form at our Service Center or via the appropriate telephone or fax number if the item is a type we accept by those means. There are two main exceptions: if the item arrives at our Service Center (1) on a day that is not a business day, or (2) after the close of a business day, then, in each case, we are deemed to have received that item on the next business day.

You can obtain account information by calling our automated response system and at www.prudentialannuities.com, our Internet Website. Our Customer Service representatives are also available during business hours to provide you with information about your account. You can request certain transactions through our telephone voice response system, our Internet Website or through a customer service representative. You can provide authorization for a third party, including your attorney-in-fact acting pursuant to a power of attorney, to access your account information and perform certain transactions on your account. You will need to complete a form provided by us which identifies those transactions that you wish to authorize via telephonic and electronic means and whether you wish to authorize a third party to perform any such transactions. Please note that unless you tell us otherwise, we deem that all transactions that are directed by your Financial Professional with respect to your Annuity have been authorized by you. We require that you or your representative provide proper identification before performing transactions over the telephone or through our Internet Website. This may include a Personal Identification Number (PIN) that will be provided to you upon issue of your Annuity or you may establish or change your PIN by calling our automated response system and at www.prudentialannuities.com, our Internet Website. Any third party that you authorize to perform financial transactions on your account will be assigned a PIN for your account.

Transactions requested via telephone are recorded. To the extent permitted by law, we will not be responsible for any claims, loss, liability or expense in connection with a transaction requested by telephone or other electronic means if we

94

acted on such transaction instructions after following reasonable procedures to identify those persons authorized to perform transactions on your Annuity using verification methods which may include a request for your Social Security number, PIN or other form of electronic identification. We may be liable for losses due to unauthorized or fraudulent instructions if we did not follow such procedures.

Pruco Life does not guarantee access to telephonic, facsimile, Internet or any other electronic information or that we will be able to accept transaction instructions via such means at all times. Nor, due to circumstances beyond our control, can we provide any assurances as to the delivery of transaction instructions submitted to us by regular and/or express mail. Regular and/or express mail (if operational) will be the only means by which we will accept transaction instructions when telephonic, facsimile, Internet or any other electronic means are unavailable or delayed. Pruco Life reserves the right to limit, restrict or terminate telephonic, facsimile, Internet or any other electronic transaction privileges at any time.

95

APPENDIX A – ACCUMULATION UNIT VALUES

Here, we set forth historical Unit values.

PREMIER RETIREMENT VARIABLE ANNUITY (issued on or after 2-25-2013)

Pruco Life Insurance Company

Prospectus

ACCUMULATION UNIT VALUES: Basic Death Benefit Only (0.85%)

Sub-Accounts	Accumulation Unit Value at Beginning of Period	Accumulation Unit Value at End of Period	Number of Accumulation Units Outstanding at End of Period
AST Academic Strategies Asset Allocation Portfolio
02/25/2013 to 12/31/2013	$10.29795	$11.07871	17,153
01/01/2014 to 12/31/2014	$11.07871	$11.40396	29,465
01/01/2015 to 12/31/2015	$11.40396	$10.94308	43,470
AST Advanced Strategies Portfolio
02/25/2013 to 12/31/2013	$10.71596	$12.11926	9,876,922
01/01/2014 to 12/31/2014	$12.11926	$12.75023	12,242,147
01/01/2015 to 12/31/2015	$12.75023	$12.74338	14,217,480
AST AQR Emerging Markets Equity Portfolio
02/25/2013 to 12/31/2013	$9.99930	$10.16558	12,301
01/01/2014 to 12/31/2014	$10.16558	$9.76411	12,174
01/01/2015 to 12/31/2015	$9.76411	$8.17811	11,467
AST AQR Large-Cap Portfolio
04/29/2013* to 12/31/2013	$9.99930	$11.70178	0
01/01/2014 to 12/31/2014	$11.70178	$13.13032	938
01/01/2015 to 12/31/2015	$13.13032	$13.24360	5,614
AST Balanced Asset Allocation Portfolio
02/25/2013 to 12/31/2013	$10.57194	$12.06019	22,224,661
01/01/2014 to 12/31/2014	$12.06019	$12.73759	31,297,809
01/01/2015 to 12/31/2015	$12.73759	$12.68947	38,062,126
AST BlackRock Global Strategies Portfolio
02/25/2013 to 12/31/2013	$10.34100	$11.23923	9,938,764
01/01/2014 to 12/31/2014	$11.23923	$11.68919	11,972,580
01/01/2015 to 12/31/2015	$11.68919	$11.24211	13,088,959
AST BlackRock iShares ETF Portfolio
04/29/2013* to 12/31/2013	$9.99930	$10.55835	447,548
01/01/2014 to 12/31/2014	$10.55835	$10.84322	1,241,994
01/01/2015 to 12/31/2015	$10.84322	$10.78037	2,058,204
AST BlackRock Low Duration Bond Portfolio formerly, AST PIMCO Limited Maturity Bond Portfolio
02/25/2013 to 12/31/2013	$10.40158	$10.11176	298,950
01/01/2014 to 12/31/2014	$10.11176	$10.01584	294,623
01/01/2015 to 12/31/2015	$10.01584	$9.97878	206,205
AST BlackRock/Loomis Sayles Bond Portfolio formerly, AST PIMCO Total Return Bond Portfolio
02/25/2013 to 12/31/2013	$10.84635	$10.54506	9,126,518
01/01/2014 to 12/31/2014	$10.54506	$10.89799	9,139,056
01/01/2015 to 12/31/2015	$10.89799	$10.57764	8,827,897
AST Boston Partners Large-Cap Value Portfolio
02/25/2013 to 12/31/2013	$9.96806	$12.44374	20,387
01/01/2014 to 12/31/2014	$12.44374	$13.60447	23,141
01/01/2015 to 12/31/2015	$13.60447	$12.84621	24,882
AST Capital Growth Asset Allocation Portfolio
02/25/2013 to 12/31/2013	$10.52408	$12.44741	13,437,912
01/01/2014 to 12/31/2014	$12.44741	$13.20499	19,449,882
01/01/2015 to 12/31/2015	$13.20499	$13.16254	24,768,203

Sub-Accounts	Accumulation Unit Value at Beginning of Period	Accumulation Unit Value at End of Period	Number of Accumulation Units Outstanding at End of Period
AST ClearBridge Dividend Growth Portfolio
02/25/2013 to 12/31/2013	$9.99930	$11.74413	9,925
01/01/2014 to 12/31/2014	$11.74413	$13.22905	35,775
01/01/2015 to 12/31/2015	$13.22905	$12.64816	65,822
AST Cohen & Steers Realty Portfolio
02/25/2013 to 12/31/2013	$11.06713	$10.97289	39,564
01/01/2014 to 12/31/2014	$10.97289	$14.24278	39,925
01/01/2015 to 12/31/2015	$14.24278	$14.80571	53,656
AST Defensive Asset Allocation Portfolio
04/29/2013* to 12/31/2013	$9.99930	$9.74308	439,632
01/01/2014 to 12/31/2014	$9.74308	$10.15307	1,020,952
01/01/2015 to 12/31/2015	$10.15307	$10.05692	1,744,202
AST FI Pyramis® Asset Allocation Portfolio
02/25/2013 to 12/31/2013	$10.42453	$12.08722	17,453
01/01/2014 to 12/31/2014	$12.08722	$12.66982	636,586
01/01/2015 to 10/16/2015	$12.66982	$12.71985	0
AST FI Pyramis® Quantitative Portfolio
02/25/2013 to 12/31/2013	$10.32533	$11.62773	9,753,482
01/01/2014 to 12/31/2014	$11.62773	$11.89224	10,397,703
01/01/2015 to 12/31/2015	$11.89224	$11.90809	10,754,347
AST Franklin Templeton Founding Funds Allocation Portfolio
02/25/2013 to 12/31/2013	$11.15070	$13.33778	9,619,077
01/01/2014 to 12/31/2014	$13.33778	$13.64462	9,509,270
01/01/2015 to 10/16/2015	$13.64462	$13.15825	0
AST Franklin Templeton Founding Funds Plus Portfolio
04/29/2013* to 12/31/2013	$9.99930	$10.87654	3,072,993
01/01/2014 to 12/31/2014	$10.87654	$11.06003	8,552,867
01/01/2015 to 10/16/2015	$11.06003	$10.62500	0
AST Global Real Estate Portfolio
02/25/2013 to 12/31/2013	$11.13509	$11.45052	63,611
01/01/2014 to 12/31/2014	$11.45052	$12.93393	67,279
01/01/2015 to 12/31/2015	$12.93393	$12.81255	62,943
AST Goldman Sachs Concentrated Growth Portfolio
02/25/2013 to 12/31/2013	$11.06540	$13.67668	49,856
01/01/2014 to 02/07/2014	$13.67668	$13.46611	0
AST Goldman Sachs Large-Cap Value Portfolio
02/25/2013 to 12/31/2013	$10.48989	$13.27470	2,227,880
01/01/2014 to 12/31/2014	$13.27470	$14.89035	2,051,424
01/01/2015 to 12/31/2015	$14.89035	$14.08152	9,910,107
AST Goldman Sachs Mid-Cap Growth Portfolio
02/25/2013 to 12/31/2013	$10.90409	$13.70984	55,574
01/01/2014 to 12/31/2014	$13.70984	$15.16028	75,595
01/01/2015 to 12/31/2015	$15.16028	$14.17682	3,652,478
AST Goldman Sachs Multi-Asset Portfolio
02/25/2013 to 12/31/2013	$10.47520	$11.19904	6,124,095
01/01/2014 to 12/31/2014	$11.19904	$11.55257	6,637,081
01/01/2015 to 12/31/2015	$11.55257	$11.35025	6,909,963
AST Goldman Sachs Small-Cap Value Portfolio
02/25/2013 to 12/31/2013	$11.11034	$14.48605	1,135,100
01/01/2014 to 12/31/2014	$14.48605	$15.39675	1,116,140
01/01/2015 to 12/31/2015	$15.39675	$14.42711	1,078,007
AST Herndon Large-Cap Value Portfolio
02/25/2013 to 12/31/2013	$10.58380	$13.38762	100,381
01/01/2014 to 12/31/2014	$13.38762	$13.48069	107,936
01/01/2015 to 12/31/2015	$13.48069	$12.55559	101,330
AST High Yield Portfolio
02/25/2013 to 12/31/2013	$11.19092	$11.70944	66,124
01/01/2014 to 12/31/2014	$11.70944	$11.90687	91,754
01/01/2015 to 12/31/2015	$11.90687	$11.38490	98,124

Sub-Accounts	Accumulation Unit Value at Beginning of Period	Accumulation Unit Value at End of Period	Number of Accumulation Units Outstanding at End of Period
AST International Growth Portfolio
02/25/2013 to 12/31/2013	$9.82622	$11.51739	10,282,368
01/01/2014 to 12/31/2014	$11.51739	$10.78866	10,857,975
01/01/2015 to 12/31/2015	$10.78866	$11.03374	10,232,802
AST International Value Portfolio
02/25/2013 to 12/31/2013	$9.20150	$10.78019	42,771
01/01/2014 to 12/31/2014	$10.78019	$9.97206	74,281
01/01/2015 to 12/31/2015	$9.97206	$9.96812	96,866
AST Investment Grade Bond Portfolio
02/25/2013 to 12/31/2013	$11.76421	$11.32499	4,485
01/01/2014 to 12/31/2014	$11.32499	$11.98433	41,323
01/01/2015 to 12/31/2015	$11.98433	$12.02189	2,324,094
AST J.P. Morgan Global Thematic Portfolio
02/25/2013 to 12/31/2013	$10.66110	$12.09502	3,408,280
01/01/2014 to 12/31/2014	$12.09502	$12.75542	3,363,072
01/01/2015 to 12/31/2015	$12.75542	$12.51453	3,317,299
AST J.P. Morgan International Equity Portfolio
02/25/2013 to 12/31/2013	$9.86486	$11.35956	72,167
01/01/2014 to 12/31/2014	$11.35956	$10.54612	113,668
01/01/2015 to 12/31/2015	$10.54612	$10.16429	150,122
AST J.P. Morgan Strategic Opportunities Portfolio
02/25/2013 to 12/31/2013	$10.59313	$11.53751	6,968
01/01/2014 to 12/31/2014	$11.53751	$12.06274	24,386
01/01/2015 to 12/31/2015	$12.06274	$11.93834	55,044
AST Jennison Large-Cap Growth Portfolio
02/25/2013 to 12/31/2013	$10.71641	$14.27769	675,768
01/01/2014 to 12/31/2014	$14.27769	$15.50179	661,085
01/01/2015 to 12/31/2015	$15.50179	$17.00456	610,397
AST Large-Cap Value Portfolio
02/25/2013 to 12/31/2013	$10.91962	$14.39194	13,686,351
01/01/2014 to 12/31/2014	$14.39194	$16.23119	12,586,141
01/01/2015 to 12/31/2015	$16.23119	$14.83221	12,420,712
AST Legg Mason Diversified Growth Portfolio
11/24/2014* to 12/31/2014	$9.99930	$9.95070	22,981
01/01/2015 to 12/31/2015	$9.95070	$9.77688	759,985
AST Loomis Sayles Large-Cap Growth Portfolio
02/25/2013 to 12/31/2013	$10.46924	$13.69272	2,561,750
01/01/2014 to 12/31/2014	$13.69272	$15.01403	2,436,087
01/01/2015 to 12/31/2015	$15.01403	$16.38574	2,114,900
AST Lord Abbett Core Fixed Income Portfolio
02/25/2013 to 12/31/2013	$10.92460	$10.63819	19,894,516
01/01/2014 to 12/31/2014	$10.63819	$11.22167	19,814,245
01/01/2015 to 12/31/2015	$11.22167	$11.06132	19,199,731
AST MFS Global Equity Portfolio
02/25/2013 to 12/31/2013	$11.18610	$13.52493	3,112,598
01/01/2014 to 12/31/2014	$13.52493	$13.89688	3,256,525
01/01/2015 to 12/31/2015	$13.89688	$13.57685	3,207,209
AST MFS Growth Portfolio
02/25/2013 to 12/31/2013	$11.12463	$14.52641	1,595,257
01/01/2014 to 12/31/2014	$14.52641	$15.65743	1,606,282
01/01/2015 to 12/31/2015	$15.65743	$16.64657	1,488,144
AST MFS Large-Cap Value Portfolio
02/25/2013 to 12/31/2013	$10.85131	$13.63955	125,977
01/01/2014 to 12/31/2014	$13.63955	$14.90553	204,605
01/01/2015 to 12/31/2015	$14.90553	$14.67189	262,692
AST Mid-Cap Value Portfolio
02/25/2013 to 12/31/2013	$10.79480	$13.38322	49,553
01/01/2014 to 12/31/2014	$13.38322	$15.25573	74,407
01/01/2015 to 12/31/2015	$15.25573	$14.12642	100,981

Sub-Accounts	Accumulation Unit Value at Beginning of Period	Accumulation Unit Value at End of Period	Number of Accumulation Units Outstanding at End of Period
AST Money Market Portfolio
02/25/2013 to 12/31/2013	$9.84702	$9.77595	31,314
01/01/2014 to 12/31/2014	$9.77595	$9.69248	114,854
01/01/2015 to 12/31/2015	$9.69248	$9.60942	261,351
AST Neuberger Berman / LSV Mid-Cap Value Portfolio
02/25/2013 to 12/31/2013	$10.80078	$14.23633	66,491
01/01/2014 to 12/31/2014	$14.23633	$16.12679	77,656
01/01/2015 to 12/31/2015	$16.12679	$15.08841	79,998
AST Neuberger Berman Core Bond Portfolio
02/25/2013 to 12/31/2013	$10.43303	$10.10259	43,200
01/01/2014 to 12/31/2014	$10.10259	$10.53261	79,420
01/01/2015 to 10/16/2015	$10.53261	$10.57179	0
AST Neuberger Berman Mid-Cap Growth Portfolio
02/25/2013 to 12/31/2013	$10.67188	$13.48657	3,895,993
01/01/2014 to 12/31/2014	$13.48657	$14.43362	3,801,745
01/01/2015 to 10/16/2015	$14.43362	$14.89618	0
AST New Discovery Asset Allocation Portfolio
02/25/2013 to 12/31/2013	$10.64854	$12.23898	1,960,722
01/01/2014 to 12/31/2014	$12.23898	$12.75840	2,981,472
01/01/2015 to 12/31/2015	$12.75840	$12.49294	3,461,273
AST Parametric Emerging Markets Equity Portfolio
02/25/2013 to 12/31/2013	$8.88823	$8.85375	83,266
01/01/2014 to 12/31/2014	$8.85375	$8.36743	79,772
01/01/2015 to 12/31/2015	$8.36743	$6.90859	91,561
AST Preservation Asset Allocation Portfolio
02/25/2013 to 12/31/2013	$10.65799	$11.38584	4,889,885
01/01/2014 to 12/31/2014	$11.38584	$11.94095	5,791,373
01/01/2015 to 12/31/2015	$11.94095	$11.85648	6,120,128
AST Prudential Core Bond Portfolio
02/25/2013 to 12/31/2013	$10.68593	$10.37327	7,088,955
01/01/2014 to 12/31/2014	$10.37327	$10.90853	7,291,166
01/01/2015 to 12/31/2015	$10.90853	$10.78687	7,220,828
AST Prudential Growth Allocation Portfolio
02/25/2013 to 12/31/2013	$9.95639	$11.41130	10,211,888
01/01/2014 to 12/31/2014	$11.41130	$12.35491	16,918,872
01/01/2015 to 12/31/2015	$12.35491	$12.17490	32,355,835
AST QMA Emerging Markets Equity Portfolio
02/25/2013 to 12/31/2013	$9.99930	$9.66912	1,079
01/01/2014 to 12/31/2014	$9.66912	$9.35055	4,943
01/01/2015 to 12/31/2015	$9.35055	$7.70957	12,861
AST QMA Large-Cap Portfolio
04/29/2013* to 12/31/2013	$9.99930	$11.74156	0
01/01/2014 to 12/31/2014	$11.74156	$13.41605	976
01/01/2015 to 12/31/2015	$13.41605	$13.50729	4,424
AST QMA US Equity Alpha Portfolio
02/25/2013 to 12/31/2013	$11.44821	$14.37494	16,287
01/01/2014 to 12/31/2014	$14.37494	$16.70611	19,409
01/01/2015 to 12/31/2015	$16.70611	$17.07422	29,397
AST RCM World Trends Portfolio
02/25/2013 to 12/31/2013	$10.32979	$11.34227	8,657,007
01/01/2014 to 12/31/2014	$11.34227	$11.82386	9,295,949
01/01/2015 to 12/31/2015	$11.82386	$11.70391	19,379,801
AST Schroders Global Tactical Portfolio
02/25/2013 to 12/31/2013	$10.75738	$12.29729	2,514,423
01/01/2014 to 12/31/2014	$12.29729	$12.85507	2,370,874
01/01/2015 to 12/31/2015	$12.85507	$12.67666	2,289,514

Sub-Accounts	Accumulation Unit Value at Beginning of Period	Accumulation Unit Value at End of Period	Number of Accumulation Units Outstanding at End of Period
AST Schroders Multi-Asset World Strategies Portfolio
02/25/2013 to 12/31/2013	$10.04589	$11.25506	824
01/01/2014 to 12/31/2014	$11.25506	$11.49813	16,481
01/01/2015 to 10/16/2015	$11.49813	$11.25562	0
AST Small-Cap Growth Opportunities Portfolio
02/25/2013 to 12/31/2013	$9.90661	$13.28375	744,567
01/01/2014 to 12/31/2014	$13.28375	$13.82158	743,215
01/01/2015 to 12/31/2015	$13.82158	$13.88705	683,443
AST Small-Cap Growth Portfolio
02/25/2013 to 12/31/2013	$10.19965	$12.98867	26,699
01/01/2014 to 12/31/2014	$12.98867	$13.37007	40,844
01/01/2015 to 12/31/2015	$13.37007	$13.36059	46,775
AST Small-Cap Value Portfolio
02/25/2013 to 12/31/2013	$10.66697	$13.67123	15,260
01/01/2014 to 12/31/2014	$13.67123	$14.26912	23,753
01/01/2015 to 12/31/2015	$14.26912	$13.53801	26,699
AST T. Rowe Price Asset Allocation Portfolio
02/25/2013 to 12/31/2013	$10.92222	$12.38954	15,699,577
01/01/2014 to 12/31/2014	$12.38954	$13.00650	19,456,982
01/01/2015 to 12/31/2015	$13.00650	$12.90142	23,961,561
AST T. Rowe Price Equity Income Portfolio
02/25/2013 to 12/31/2013	$10.92092	$13.39796	8,581,724
01/01/2014 to 12/31/2014	$13.39796	$14.27611	8,366,158
01/01/2015 to 10/16/2015	$14.27611	$13.32076	0
AST T. Rowe Price Growth Opportunities Portfolio
02/10/2014* to 12/31/2014	$9.99930	$10.58869	4,053,819
01/01/2015 to 12/31/2015	$10.58869	$10.65616	7,608,007
AST T. Rowe Price Large-Cap Growth Portfolio
02/25/2013 to 12/31/2013	$10.89322	$15.10122	108,056
01/01/2014 to 12/31/2014	$15.10122	$16.22246	145,670
01/01/2015 to 12/31/2015	$16.22246	$17.62601	193,751
AST T. Rowe Price Natural Resources Portfolio
02/25/2013 to 12/31/2013	$8.00508	$9.02327	70,889
01/01/2014 to 12/31/2014	$9.02327	$8.19862	75,434
01/01/2015 to 12/31/2015	$8.19862	$6.56393	95,846
AST Templeton Global Bond Portfolio
02/25/2013 to 12/31/2013	$10.12595	$9.85180	6,153,128
01/01/2014 to 12/31/2014	$9.85180	$9.82242	6,332,967
01/01/2015 to 12/31/2015	$9.82242	$9.28924	6,469,615
AST Wellington Management Hedged Equity Portfolio
02/25/2013 to 12/31/2013	$10.11055	$11.68476	31,396
01/01/2014 to 12/31/2014	$11.68476	$12.22314	125,339
01/01/2015 to 12/31/2015	$12.22314	$12.04258	194,742
AST Western Asset Core Plus Bond Portfolio
02/25/2013 to 12/31/2013	$11.03743	$10.77433	92,661
01/01/2014 to 12/31/2014	$10.77433	$11.45162	144,104
01/01/2015 to 12/31/2015	$11.45162	$11.49478	180,596
AST Western Asset Emerging Markets Debt Portfolio
02/25/2013 to 12/31/2013	$10.26389	$9.48823	8,571
01/01/2014 to 12/31/2014	$9.48823	$9.53505	15,074
01/01/2015 to 12/31/2015	$9.53505	$9.16252	19,781

*	Denotes the start date of these sub-accounts

APPENDIX B – FORMULA FOR HIGHEST DAILY LIFETIME INCOME V2.1 SUITE OF BENEFITS

TRANSFERS OF ACCOUNT VALUE BETWEEN YOUR PERMITTED SUB-ACCOUNTS AND THE AST INVESTMENT GRADE BOND SUB-ACCOUNT

TERMS AND DEFINITIONS REFERENCED IN THE CALCULATION FORMULAS:

▪ Cu – the upper target is established on the effective date of the Highest Daily Lifetime Income v2.1 Suite of benefits (the “Effective Date”) and is not changed for the life of the guarantee. Currently, it is 83%.

▪ Cus – The secondary upper target is established on the Effective Date and is not changed for the life of the guarantee. Currently it is 84.5%

▪ Ct – the target is established on the Effective Date and is not changed for the life of the guarantee. Currently, it is 80%.

▪ Cl – the lower target is established on the Effective Date and is not changed for the life of the guarantee. Currently, it is 78%.

▪ L – the target value as of the current Valuation Day.

▪ r – the target ratio.

▪ a – factors used in calculating the target value. These factors are established on the Effective Date and are not changed for the life of the guarantee. (See below for the table of “a” factors)

▪ Vv – the total value of all Permitted Sub-accounts in the Annuity.

▪ VF – the Unadjusted Account Value of all elected DCA MVA Options in the Annuity.

▪ B – the total value of the AST Investment Grade Bond Sub-account.

▪ P – Income Basis. Prior to the first Lifetime Withdrawal, the Income Basis is equal to the Protected Withdrawal Value calculated as if the first Lifetime Withdrawal were taken on the date of calculation. After the first Lifetime Withdrawal, the Income Basis is equal to the greater of (1) the Protected Withdrawal Value on the date of the first Lifetime Withdrawal, increased for additional Purchase Payments and adjusted proportionally for Excess Income*, and (2) the Protected Withdrawal Value on any Annuity Anniversary subsequent to the first Lifetime Withdrawal, increased for subsequent additional Purchase Payments and adjusted proportionately for Excess Income* and (3) any highest daily Unadjusted Account Value occurring on or after the later of the immediately preceding Annuity anniversary, or the date of the first Lifetime Withdrawal, and prior to or including the date of this calculation, increased for additional Purchase Payments and adjusted for withdrawals, as described herein.

▪ T – the amount of a transfer into or out of the AST Investment Grade Bond Sub-account.

▪ TM – the amount of a monthly transfer out of the AST Investment Grade Bond Portfolio.

* Note: Lifetime Withdrawals of less than or equal to the Annual Income Amount do not reduce the Income Basis.

DAILY TARGET VALUE CALCULATION:

On each Valuation Day, a target value (L) is calculated, according to the following formula. If (VV + VF) is equal to zero, no calculation is necessary. Target Values are subject to change for new elections of this benefit on a going-forward basis.

L	=	0.05 * P * a

DAILY TRANSFER CALCULATION:

The following formula, which is set on the Benefit Effective Date and is not changed for the life of the guarantee, determines when a transfer is required:

Target Ratio r	=	(L – B)/(VV + VF).

▪ If on the third consecutive Valuation Day r (greater than) Cu and r (less or =) Cus or if on any day r (greater than) Cus, and transfers have not been suspended due to the 90% cap rule, assets in the Permitted Sub-accounts and the DCA MVA Options, if applicable, are transferred to the AST Investment Grade Bond Sub-account.

▪ If r (less than) Cl, and there are currently assets in the AST Investment Grade Bond Sub-account (B (greater than) 0), assets in the AST Investment Grade Bond Sub-account are transferred to the Permitted Sub-accounts as described above.

90% Cap Rule: If, on any Valuation Day this benefit remains in effect, a transfer into the AST Investment Grade Bond Sub-account occurs that results in 90% of the Unadjusted Account Value being allocated to the AST Investment Grade Bond Sub-account, any transfers into the AST Investment Grade Bond Sub-account will be suspended, even if the formula would otherwise dictate that a transfer into the AST Investment Grade Bond Sub-account should occur. Transfers

B-1

out of the AST Investment Grade Bond Sub-account and into the elected Sub-accounts will still be allowed. The suspension will be lifted once a transfer out of the AST Investment Grade Bond Sub-account occurs either due to a Daily or Monthly Transfer Calculation. Due to the performance of the AST Investment Grade Bond Sub-account and the elected Sub-accounts, the Unadjusted Account Value could be more than 90% invested in the AST Investment Grade Bond Sub-account.

The following formula, which is set on the Benefit Effective Date and is not changed for the life of the guarantee, determines the transfer amount:

T	=	Min (MAX (0, (0.90 * (VV + VF + B)) – B), [L – B – (VV + VF) * Ct]/(1 - Ct))	Money is transferred from the Permitted Sub-accounts and the DCA MVA Options to the AST Investment Grade Bond Sub-account

T	=	{Min (B, – [L – B – (VV + VF) * Ct]/ (1 – Ct))}	Money is transferred from the AST Investment Grade Bond Sub-account to the Permitted Sub-accounts

MONTHLY TRANSFER CALCULATION

On each monthly anniversary of the Annuity Issue Date and following the daily Transfer Calculation above, the following formula determines if a transfer from the AST Investment Grade Bond Sub-account to the Permitted Sub-accounts will occur:

If, after the daily Transfer Calculation is performed,

{Min (B, .05 * (VV + VF + B))} (less than) (Cu * (VV + VF) – L + B) / (1 – Cu), then

TM	=	{Min (B, .05 * (VV + VF + B))}	Money is transferred from the AST Investment Grade Bond Sub-account to the Permitted Sub-accounts.

B-2

“A” Factors for Liability Calculations

(in Years and Months since Benefit Effective Date)*

Years	Months 1	2	3	4	5	6	7	8	9	10	11	12
1	15.34	15.31	15.27	15.23	15.20	15.16	15.13	15.09	15.05	15.02	14.98	14.95
2	14.91	14.87	14.84	14.80	14.76	14.73	14.69	14.66	14.62	14.58	14.55	14.51
3	14.47	14.44	14.40	14.36	14.33	14.29	14.26	14.22	14.18	14.15	14.11	14.07
4	14.04	14.00	13.96	13.93	13.89	13.85	13.82	13.78	13.74	13.71	13.67	13.63
5	13.60	13.56	13.52	13.48	13.45	13.41	13.37	13.34	13.30	13.26	13.23	13.19
6	13.15	13.12	13.08	13.04	13.00	12.97	12.93	12.89	12.86	12.82	12.78	12.75
7	12.71	12.67	12.63	12.60	12.56	12.52	12.49	12.45	12.41	12.38	12.34	12.30
8	12.26	12.23	12.19	12.15	12.12	12.08	12.04	12.01	11.97	11.93	11.90	11.86
9	11.82	11.78	11.75	11.71	11.67	11.64	11.60	11.56	11.53	11.49	11.45	11.42
10	11.38	11.34	11.31	11.27	11.23	11.20	11.16	11.12	11.09	11.05	11.01	10.98
11	10.94	10.90	10.87	10.83	10.79	10.76	10.72	10.69	10.65	10.61	10.58	10.54
12	10.50	10.47	10.43	10.40	10.36	10.32	10.29	10.25	10.21	10.18	10.14	10.11
13	10.07	10.04	10.00	9.96	9.93	9.89	9.86	9.82	9.79	9.75	9.71	9.68
14	9.64	9.61	9.57	9.54	9.50	9.47	9.43	9.40	9.36	9.33	9.29	9.26
15	9.22	9.19	9.15	9.12	9.08	9.05	9.02	8.98	8.95	8.91	8.88	8.84
16	8.81	8.77	8.74	8.71	8.67	8.64	8.60	8.57	8.54	8.50	8.47	8.44
17	8.40	8.37	8.34	8.30	8.27	8.24	8.20	8.17	8.14	8.10	8.07	8.04
18	8.00	7.97	7.94	7.91	7.88	7.84	7.81	7.78	7.75	7.71	7.68	7.65
19	7.62	7.59	7.55	7.52	7.49	7.46	7.43	7.40	7.37	7.33	7.30	7.27
20	7.24	7.21	7.18	7.15	7.12	7.09	7.06	7.03	7.00	6.97	6.94	6.91
21	6.88	6.85	6.82	6.79	6.76	6.73	6.7	6.67	6.64	6.61	6.58	6.55
22	6.52	6.50	6.47	6.44	6.41	6.38	6.36	6.33	6.30	6.27	6.24	6.22
23	6.19	6.16	6.13	6.11	6.08	6.05	6.03	6.00	5.97	5.94	5.92	5.89
24	5.86	5.84	5.81	5.79	5.76	5.74	5.71	5.69	5.66	5.63	5.61	5.58
25	5.56	5.53	5.51	5.48	5.46	5.44	5.41	5.39	5.36	5.34	5.32	5.29
26	5.27	5.24	5.22	5.20	5.18	5.15	5.13	5.11	5.08	5.06	5.04	5.01
27	4.99	4.97	4.95	4.93	4.91	4.88	4.86	4.84	4.82	4.80	4.78	4.75
28	4.73	4.71	4.69	4.67	4.65	4.63	4.61	4.59	4.57	4.55	4.53	4.51
29	4.49	4.47	4.45	4.43	4.41	4.39	4.37	4.35	4.33	4.32	4.30	4.28
30	4.26	4.24	4.22	4.20	4.18	4.17	4.15	4.13	4.11	4.09	4.07	4.06 **

* The values set forth in this table are applied to all ages.

** In all subsequent years and months thereafter, the annuity factor is 4.06

B-3

APPENDIX C – SPECIAL CONTRACT PROVISIONS FOR ANNUITIES ISSUED IN CERTAIN STATES

Certain features of your Annuity may be different than the features described earlier in this prospectus, if your Annuity is issued in certain states described below. Further variations may arise in connection with additional state reviews.

Jurisdiction	Special Provision
California	For the California annuity forms, “contingent deferred sales charges” are referred to as “surrender charges”. Medically-Related Surrenders are not available.
Connecticut	The Liquidity Factor used in the MVA and DCA formulas equals zero (0).
Florida

The waiting period for annuitization is one year from the contract issue date. With respect to those who are 65 years or older on the date of purchase, in no event will the Contingent Deferred Sales Charge exceed 10% in accordance with Florida law.

Illinois	Market Value Adjustment Options are not available. 6 or 12 Month Dollar Cost Averaging Program not available.
Massachusetts

The annuity rates we use to calculate annuity payments are available only on a gender-neutral basis under any Annuity Option or any lifetime withdrawal option benefit. Medically-Related Surrenders are not available.

Montana	The annuity rates we use to calculate annuity payments are available only on a gender-neutral basis under any Annuity Option or any lifetime withdrawal option benefit.
New Jersey	There is no minimum Surrender Value at Annuitization or Minimum Annuity Payment Amount.
Oregon	Market Value Adjustment Options are not available. 6 or 12 Month Dollar Cost Averaging Program not available.
Texas	Minimum annuity payment of $20
Washington	Market Value Adjustment Options are not available. 6 or 12 Month Dollar Cost Averaging Program not available.

C-1

APPENDIX D – MVA FORMULA

MVA FORMULA FOR 6 OR 12 MONTH DCA MVA OPTIONS

The MVA formula is applied separately to each DCA MVA Option to determine the Account Value of the DCA MVA Option on a particular date.

The Market Value Adjustment Factor applicable to the DCA MVA Options we make available is as follows:

MVA Factor = [(1+i)/(1+j+k)]^(n/12)

where:	i =

the Index Rate established at inception of a DCA MVA Option. This Index Rate will be based on a Constant Maturity Treasury (CMT) rate for a maturity (in months) equal to the initial duration of the DCA MVA Option. This CMT rate will be determined based on the weekly average of the CMT Index of appropriate maturity as of two weeks prior to initiation of the DCA MVA Option. The CMT Index will be based on “Treasury constant maturities nominal 12” rates as published in Federal Reserve Statistical Release H.15. If a CMT index for the number of months needed is not available, the applicable CMT index will be determined based on a linear interpolation of the published CMT indices;

j =

the Index Rate determined at the time the MVA calculation is needed, based on a CMT rate for the amount of time remaining in the DCA MVA Option. The amount of time will be based on the number of complete months remaining in the DCA MVA Option, rounded up to the nearest whole month. This CMT rate will be determined based on the weekly average of the CMT Index of appropriate maturity as of two weeks prior to the date for which the MVA calculation is needed. The CMT Index will be based on “Treasury constant maturities nominal 12” rates as published in Federal Reserve Statistical Release H.15. If a CMT index for the number of months needed is not available, the applicable CMT index will be determined based on a linear interpolation of the published CMT indices;

	k =	the Liquidity Factor, equal to 0.0025; and

	n =	the number of complete months remaining in the DCA MVA Option, rounded up to the nearest whole month.

If the “Treasury constant maturities nominal 12” rates available through Federal Reserve Statistical Release H. 15 should become unavailable at any time, or if the rate for a 1-month maturity should become unavailable through this source, we will substitute rates which, in our opinion, are comparable.

D-1

APPENDIX E – HYPOTHETICAL EXAMPLES OF OPERATION OF PREMIUM
BASED CHARGE AND CONTINGENT DEFERRED SALES CHARGE

To demonstrate how the Contingent Deferred Sales Charge and the Premium Based Charge operate, set forth below are various hypothetical examples. These examples are illustrative only, and do not represent the values under any particular Annuity.

A. CDSC EXAMPLES

Purchase Payment Rec’d Date	Actual Purchase Payment	CDSC Schedule							CDSC Expiry Date
6/1/2011	$45,000.00	5%	5%	4%	4%	3%	3%	2%	5/31/2018
7/15/2011	$55,000.00	4%	3%	3%	2%	2%	2%	1%	7/14/2018

In this example, please note that the first Purchase Payment receives a CDSC schedule for total Purchase Payments less than $50,000.00. The second Purchase Payment results in a situation where the total Purchase Payments are $100,000.00 and the CDSC schedule reflects this.

B. Premium Based Charge Examples

Example 1: Assume that two Purchase Payments received prior to the first Quarterly Annuity Anniversary attain the Premium Based Charge tier indicated below. In this example, the Premium Based Charge rate for both Purchase Payments will be established based upon the total Purchase Payments received prior to the first Quarterly Annuity Anniversary, or 9/1/2011.

Purchase Payment Rec’d Date	Purchase Payment Amount	Premium Based Charge Rate	Annualized Premium Based Charge	Quarterly Premium Based Charge	Premium Based Charge First Fee	Premium Based Charge Last Fee
6/1/2011	$45,000.00	0.50%	$225.00	$56.25	9/1/2011	6/1/2018
7/15/2011	$55,000.00	0.50%	$275.00	$68.75	9/1/2011	6/1/2018

Example 2: In this example, the second Purchase Payment is not received prior to the first Quarterly Annuity Anniversary. The Premium Based Charge rate for the first payment will be established based upon the total Purchase Payments received prior to the first Quarterly Annuity Anniversary, or 9/1/2011. The Premium Based Charge rate for the second Purchase Payment will be established based upon the total Purchase Payments received as of the date it is received, or 9/15/2011.

Purchase Payment Rec’d Date	Purchase Payment Amount	Premium Based Charge Rate	Annualized Premium Based Charge	Quarterly Premium Based Charge	Premium Based Charge First Fee	Premium Based Charge Last Fee
6/1/2011	$45,000.00	0.70%	$315.00	$78.75	9/1/2011	6/1/2018
9/15/2011	$55,000.00	0.50%	$275.00	$68.75	12/1/2011	9/1/2018

Example 3: In this example, assume that two Purchase Payments received prior to the first Quarterly Annuity Anniversary attain the indicated Premium Based Charge tier. Assume the third Purchase Payment is received after the first Quarterly Annuity Anniversary. In this example, the Premium Based Charge rate for the first two Purchase Payments will be established based upon the total Purchase Payments received prior to the first Quarterly Annuity Anniversary, or 9/1/2011. The Premium Based Charge rate for the third Purchase Payment will be established based upon the total Purchase Payments received as of the date it is received, or 9/15/2011.

E-1

Purchase Payment Rec’d Date	Purchase Payment Amount	Premium Based Charge Rate	Annualized Premium Based Charge	Quarterly Premium Based Charge	Premium Based Charge First Fee	Premium Based Charge Last Fee

Purchase Payment Rec’d Date	Purchase Payment Amount	Premium Based Charge Rate	Annualized Premium Based Charge	Quarterly Premium Based Charge	Premium Based Charge First Fee	Premium Based Charge Last Fee
6/1/2011	$45,000.00	0.50%	$225.00	$56.25	9/1/2011	6/1/2018
7/15/2011	$55,000.00	0.50%	$275.00	$68.75	9/1/2011	6/1/2018
9/15/2011	$150,000.00	0.35%	$525.00	$131.25	12/1/2011	9/1/2018

Example 4: In this example, assume that the second Purchase Payment is received the day before the quarter’s end. In this example, the Premium Based Charge rate for both Purchase Payments will be established based upon the total Purchase Payments received on the first Quarterly Annuity Anniversary, or 9/1/2011.

Purchase Payment Rec’d Date	Purchase Payment Amount	Premium Based Charge Rate	Annualized Premium Based Charge	Quarterly Premium Based Charge	Premium Based Charge First Fee	Premium Based Charge Last Fee
6/1/2011	$45,000.00	0.50%	$225.00	$56.25	9/1/2011	6/1/2018
8/30/2011	$55,000.00	0.50%	$275.00	$68.75	9/1/201	6/1/2018

Example 5: In this example, assume that the second Purchase Payment is received on the first Quarterly Annuity Anniversary. Since the second Purchase Payment is received on the first Quarterly Annuity Anniversary, it is not utilized for purposes of determining the Premium Based Charge rate for the first Purchase Payment.

Purchase Payment Rec’d Date	Purchase Payment Amount	Premium Based Charge Rate	Annualized Premium Based Charge	Quarterly Premium Based Charge	Premium Based Charge First Fee	Premium Based Charge Last Fee
6/1/2011	$45,000.00	0.70%	$315.00	$78.75	9/1/2011	6/1/2018
9/1/2011	$55,000.00	0.50%	$275.00	$68.75	12/1/2011	9/1/2018

E-2

PLEASE SEND ME A STATEMENT OF ADDITIONAL INFORMATION THAT CONTAINS FURTHER DETAILS ABOUT THE PRUCO LIFE PRUDENTIAL PREMIER® RETIREMENT VARIABLE ANNUITY DESCRIBED IN PROSPECTUS (4/29/2016)

(print your name)

(address)

(city/state/zip code)

Please see the section of this prospectus

entitled “How To Contact Us” for

where to send your request for a

Statement of Additional Information.

The Prudential Insurance Company of America

751 Broad Street

Newark, NJ 07102-3777

PART B
STATEMENT OF ADDITIONAL INFORMATION

April 29, 2016

(For Annuities offering Highest Daily Lifetime® Income v2.1 Optional Benefits and
Highest Daily Lifetime® Income v3.0 Optional Benefits)

PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT
VARIABLE ANNUITY CONTRACT

This variable annuity contract is issued by Pruco Life Insurance Company ("Pruco Life"), a stock life insurance company that is an indirect wholly-owned subsidiary of The Prudential Insurance Company of America ("Prudential") and is funded through the Pruco Life Flexible Premium Variable Annuity Account (the "Account"). The Annuity is purchased by making an initial purchase payment of $10,000. Subject to certain restrictions, you can make additional purchase payments by means other than electronic fund transfer of no less than $100 at any time during the accumulation phase. However, we impose a minimum of $50 with respect to additional purchase payments made through electronic fund transfers.

This Statement of Additional Information is not a prospectus and should be read in conjunction with the prospectus dated April 29, 2016 (For Annuities offering Highest Daily Lifetime® Income v2.1 Optional Benefits and Highest Daily Lifetime® Income v3.0 Optional Benefits). To obtain a copy of the prospectus, without charge, you can write to the Prudential Annuity Service Center, P.O. Box 7960, Philadelphia, Pennsylvania 19176, or contact us by telephone at (888) PRU-2888.

TABLE OF CONTENTS

PAGE

Company	2
Experts	2
Principal Underwriter	2
Payments Made to Promote Sale of Our Products	2
Cyber Security Risk	3
Determination of Accumulation Unit Values	3
Historical Roll-up Rates and Withdrawal Percentages	5
Separate Account Financial Information	A1
Company Financial Information	B1
Pruco Life Insurance Company 213 Washington Street Newark, NY 07102-2992	Prudential Annuity Service Center P.O. Box 7960 Philadelphia, PA 19176 Newark, NY 07102-2992 Telephone: (888) Pru-2888

The Prudential Premier® Retirement Variable is a service mark of The Prudential Insurance Company of America

1

COMPANY

Pruco Life Insurance Company ("Pruco Life") is a stock life insurance company organized in 1971 under the laws of the State of Arizona. Pruco Life is licensed to sell life insurance and annuities in the District of Columbia, Guam and in all states except New York.

Pruco Life is a wholly-owned subsidiary of The Prudential Insurance Company of America ("Prudential"), a stock life insurance company founded in 1875 under the laws of the State of New Jersey. Prudential is a direct wholly-owned subsidiary of Prudential Financial, Inc. ("Prudential Financial"), a New Jersey insurance holding company.

EXPERTS

The consolidated financial statements of Pruco Life Insurance Company and its subsidiaries as of December 31, 2015 and 2014 and for each of the three years in the period ended December 31, 2015 and the financial statements of Pruco Life Flexible Premium Variable Annuity Account as of December 31, 2015 and for each of the periods presented included in this Statement of Additional Information have been so included in reliance on the reports of PricewaterhouseCoopers LLP, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting. PricewaterhouseCoopers LLP's principal business address is 300 Madison Avenue, New York, New York 10017.

PRINCIPAL UNDERWRITER

Prudential Annuities Distributors, Inc. ("PAD"), an indirect wholly-owned subsidiary of Prudential Financial, offers each Annuity on a continuous basis in those states in which annuities may be lawfully sold. It may offer the Annuities through licensed insurance producers, or through appropriately registered affiliates of Prudential, provided clearances to do so are obtained in any jurisdiction where such clearances may be necessary.

With respect to all individual annuities issued by Pruco Life, PAD received commissions of $697,921,302.44, $773,337,473 and $816,806,293 in 2015, 2014, and 2013, respectively. PAD retained none of those commissions.

As discussed in the prospectus, Pruco Life pays commissions to broker/dealers that sell the Annuities according to one or more schedules, and also may pay non-cash compensation. In addition, Pruco Life may pay trail commissions to selling firms to pay its registered representatives who maintain an ongoing relationship with an annuity owner. Typically, a trail commission is compensation that is paid periodically, the amount of which is linked to the value of the Annuities and the amount of time that the Annuity has been in effect.

PAYMENTS MADE TO PROMOTE SALE OF OUR PRODUCTS

In an effort to promote the sale of our products (which may include the placement of Pruco Life and/or each Annuity on a preferred or recommended company or product list and/or access to the firm's registered representatives), we and/or PAD may pay certain broker-dealers cash compensation in the form of: commissions according to one or more schedules; percentage payments based on “Assets Under Management” (total assets”) subject to certain criteria in certain Pruco Life products; and/or percentage payments based on the total amount of money received as purchase payments under Pruco Life annuity products sold through the broker-dealer.

In addition, we, or PAD, may pay non-cash compensation to broker-dealer firms. These non-cash compensation payments may include but are not limited to payment for: training of sales personnel; marketing and administrative services; educating customers of the firm on each Annuity's features; conducting due diligence and analysis; providing office access, operations and systems support; holding seminars intended to educate the firm's registered representatives and make them more knowledgeable about the annuity; providing a dedicated marketing coordinator; providing priority sales desk support and providing expedited marketing compliance approval. We, and/or PAD, also may compensate third-party vendors, for services that such vendors render to broker-dealer firms.

Additional examples of arrangements under which such payments may be made currently include, but are not limited to: sponsorships, conferences (national, regional and top producer), speaker fees, promotional items, and reimbursements to firms for marketing activities or services paid by the firms and/or their individual representatives. To the extent permitted by FINRA rules and other applicable laws and regulations, we, or PAD, may also pay or allow other promotional incentives or payments in other forms of non-cash compensation (e.g., gifts, occasional meals and entertainment, sponsorship of due diligence events). Under certain circumstances, Portfolio advisers/subadvisers or other organizations with which we do business (“entities”) may also receive incidental non-cash compensation, such as meals and nominal gifts. The amount of these payments varies widely because some payments may encompass only a single event, such as a conference, and others have a much broader scope.

The lists in the prospectus includes the names of the firms and entities that we are aware (as of December 31, 2015) received payment with respect to annuity business during 2015 (or as to which a payment amount was accrued during 2015). The firms listed include payments in connection with products issued by Pruco Life Insurance Company and Pruco

2

Life Insurance Company of New Jersey. Your registered representative can provide you with more information about the compensation arrangements that apply upon the sale of the contract.

During 2015, non-cash compensation received by Firms and Entities ranged from $16.67 to $815,993.88. During 2015, cash compensation received by Firms ranged from $98.00 to $8,868,047.39.

CYBER SECURITY RISK

With the increasing use of technology and computer systems in general and, in particular, the Internet to conduct necessary business functions, Pruco Life is susceptible to operational, information security and related risks. These risks, which are often collectively referred to as “cyber security” risks, may include deliberate or malicious attacks, as well as unintentional events and occurrences. These risks are heightened by our offering of products with certain features, including those with automatic asset transfer or re-allocation strategies, and by our employment of complex investment, trading and hedging programs. Cyber security is generally defined as the technology, operations and related protocol surrounding and protecting a user’s computer hardware, network, systems and applications and the data transmitted and stored therewith. These measures ensure the reliability of a user’s systems, as well as the security, availability, integrity, and confidentiality of data assets.

Deliberate cyber attacks can include, but are not limited to, gaining unauthorized access (including physical break-ins and attempts to fraudulently induce employees, customers or other users of these systems to disclose sensitive information in order to gain access) to computer systems in order to misappropriate and/or disclose sensitive or confidential information; deleting, corrupting or modifying data; and causing operational disruptions. Cyber attacks may also be carried out in a manner that does not require gaining unauthorized access, such as causing denial-of-service attacks on websites (in order to prevent access to computer networks). In addition to deliberate breaches engineered by external actors, cyber security risks can also result from the conduct of malicious, exploited or careless insiders, whose actions may result in the destruction, release or disclosure of confidential or proprietary information stored on an organization’s systems.

Cyber security failures or breaches that could impact Pruco Life and Owners, whether deliberate or unintentional, could arise not only in connection with our own administration of the Annuity, but also with entities operating the Annuity’s underlying funds and with third-party service providers to Pruco Life. Cyber security failures originating with any of the entities involved with the offering and administration of the Annuity may cause significant disruptions in the business operations related to the Annuity. Potential impacts may include, but are not limited to, potential financial losses under the Annuity, your inability to conduct transactions under the Annuity and/or with respect to an underlying fund, an inability to calculate the accumulation unit value (AUV) with respect to the Annuity and/or the net asset value (NAV) with respect to an underlying fund, and disclosures of your personal or confidential account information.

In addition to direct impacts to you, cyber security failures of the type described above may result in adverse impacts to Pruco Life, including regulatory inquiries, regulatory proceedings, regulatory and/or legal and litigation costs, and reputational damage. Costs incurred by Pruco Life may include reimbursement and other expenses, including the costs of litigation and litigation settlements and additional compliance costs. Considerable expenses also may be incurred by Pruco Life in enhancing and upgrading computer systems and systems security following a cyber security failure.

The rapid proliferation of technologies, as well as the increased sophistication and activities of organized crime, hackers, terrorists, hostile foreign governments, and others continue to pose new and significant cyber security threats. Although Pruco Life, our service providers, and the underlying funds offered under the Annuity may have established business continuity plans and risk management systems to mitigate cyber security risks, there can be no guarantee or assurance that such plans or systems will be effective, or that all risks that exist, or may develop in the future, have been completely anticipated and identified or can be protected against. Furthermore, Pruco Life cannot control or assure the efficacy of the cyber security plans and systems implemented by third-party service providers, the underlying funds, and the issuers in which the underlying funds invest.

DETERMINATION OF ACCUMULATION UNIT VALUES

The value for each accumulation unit (which we refer to as the "Unit Price") is computed as of the end of each Valuation Day applicable. On any given Valuation Day, the value of a Unit in each Sub-account will be determined by multiplying the value of a Unit of that Sub-account for the preceding Valuation Day by the net investment factor for the Sub-account for the current Valuation Day. The Unit Price for a Valuation Period applies to each day in the period. The net investment factor is an index that measures the investment performance of, and charges assessed against, a Sub-account from one Valuation Period to the next. The net investment factor for a Valuation Period is: (a) divided by (b), less, (c) where:

(a) is the net result of:

(1) the net asset value per share of the underlying Portfolio shares held by that Sub-account at the end of the current Valuation Period plus the per share amount of any dividend or capital gain distribution declared and unpaid (accrued) by the Portfolio at the end of the current Valuation Period; plus or minus

3

(2) any per share charge or credit during the current Valuation Period as a provision for taxes attributable to the operation or maintenance of that Sub-account.

(b) is the net result of:

(1) the net asset value per share of the underlying Portfolio shares held by that Sub-account at the end of the preceding Valuation Period plus the per share amount of any dividend or capital gain distribution declared and unpaid (accrued) by the underlying Portfolio at the end of the preceding Valuation Period; plus or minus

(2) any per share charge or credit during the preceding Valuation Period as a provision for taxes attributable to the operation or maintenance of that Sub-account.

(c) is the Insurance Charge corresponding to the portion of the 365 day year (366 for a leap year) that is in the current Valuation Period.

We value the assets in each Sub-account at their fair market value in accordance with accepted accounting principles and applicable laws and regulations. The net investment factor may be greater than, equal to, or less than one.

4

HISTORICAL ROLL-UP RATES AND WITHDRAWAL PERCENTAGES

THE RATES BELOW APPLY FOR APPLICATIONS SIGNED BETWEEN FEBRUARY 10, 2014 AND APRIL 14, 2016.

The Roll-Up Rate and Withdrawal Percentages may be different than those listed below for Applications signed on or after April 15, 2016. Please visit www.PrudentialAnnuities.com/investor/prospectuses or work with your Financial Professional to confirm the most current rates.

ROLL-UP RATE:
5%

WITHDRAWAL PERCENTAGES

The Withdrawal Percentages are based on the age of the Annuitant at the first Lifetime Withdrawal, or the age of the younger spouse at first Lifetime Withdrawal if electing a spousal version, according to the table listed below:

Ages	Single Percentage	Spousal Percentage
50 - 54	3%	2.5%
55 - 59	3.5%	3%
60 – 64	4%	3.5%
65 – 69	5%	4.5%
70 – 84	5%	4.5%
85+	6%	5.5%

5

Separate Account Financial Information

Appendix A

A-1

FINANCIAL STATEMENTS OF
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF NET ASSETS
December 31, 2015

	SUBACCOUNTS
	Prudential Money Market Portfolio	Prudential Diversified Bond Portfolio	Prudential Equity Portfolio (Class I)	Prudential Flexible Managed Portfolio	Prudential Conservative Balanced Portfolio
ASSETS
Investment in the portfolios, at fair value	$107,185,401	$159,894,031	$178,478,525	$12,196,240	$15,669,048
Net Assets	$107,185,401	$159,894,031	$178,478,525	$12,196,240	$15,669,048

NET ASSETS, representing:
Accumulation units	$107,185,401	$159,894,031	$178,478,525	$12,196,240	$15,669,048
	$107,185,401	$159,894,031	$178,478,525	$12,196,240	$15,669,048

Units outstanding	92,559,281	64,210,836	62,095,182	4,416,687	6,143,761

Portfolio shares held	10,718,540	13,748,412	4,521,878	509,238	695,166
Portfolio net asset value per share	$10.00	$11.63	$39.47	$23.95	$22.54
Investment in portfolio shares, at cost	$107,185,401	$153,057,396	$121,983,113	$8,783,947	$10,871,417

STATEMENTS OF OPERATIONS
For the period ended December 31, 2015

	SUBACCOUNTS
	Prudential Money Market Portfolio	Prudential Diversified Bond Portfolio	Prudential Equity Portfolio (Class I)	Prudential Flexible Managed Portfolio	Prudential Conservative Balanced Portfolio
	1/1/2015	1/1/2015	1/1/2015	1/1/2015	1/1/2015
	to	to	to	to	to
	12/31/2015	12/31/2015	12/31/2015	12/31/2015	12/31/2015

INVESTMENT INCOME
Dividend income	$1,089	$—	$—	$—	$—

EXPENSES
Charges to contract owners for assuming mortality
risk and expense risk and for administration	1,689,931	2,421,302	2,769,870	184,565	244,346
NET INVESTMENT INCOME (LOSS)	(1,688,842)	(2,421,302)	(2,769,870)	(184,565)	(244,346)

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	—	1,283,677	9,481,204	555,039	1,086,298
Net change in unrealized gain (loss) on investments	—	(1,508,125)	(4,773,508)	(416,689)	(994,739)
NET GAIN (LOSS) ON INVESTMENTS	—	(224,448)	4,707,696	138,350	91,559

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$(1,688,842)	$(2,645,750)	$1,937,826	$(46,215)	$(152,787)

The accompanying notes are an integral part of these financial statements.
A 1

FINANCIAL STATEMENTS OF
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF NET ASSETS
December 31, 2015

	SUBACCOUNTS
	Prudential Value Portfolio (Class I)	Prudential High Yield Bond Portfolio	Prudential Natural Resources Portfolio (Class I)	Prudential Stock Index Portfolio	Prudential Global Portfolio
ASSETS
Investment in the portfolios, at fair value	$238,363,779	$150,112,838	$3,397,080	$277,103,597	$56,279,684
Net Assets	$238,363,779	$150,112,838	$3,397,080	$277,103,597	$56,279,684

NET ASSETS, representing:
Accumulation units	$238,363,779	$150,112,838	$3,397,080	$277,103,597	$56,279,684
	$238,363,779	$150,112,838	$3,397,080	$277,103,597	$56,279,684

Units outstanding	88,795,261	36,941,514	780,775	101,975,273	25,079,500

Portfolio shares held	9,805,174	32,075,393	158,372	5,702,894	2,137,474
Portfolio net asset value per share	$24.31	$4.68	$21.45	$48.59	$26.33
Investment in portfolio shares, at cost	$186,301,987	$169,734,050	$5,447,858	$195,507,592	$41,681,973

STATEMENTS OF OPERATIONS
For the period ended December 31, 2015

	SUBACCOUNTS
	Prudential Value Portfolio (Class I)	Prudential High Yield Bond Portfolio	Prudential Natural Resources Portfolio (Class I)	Prudential Stock Index Portfolio	Prudential Global Portfolio
	1/1/2015	1/1/2015	1/1/2015	1/1/2015	1/1/2015
	to	to	to	to	to
	12/31/2015	12/31/2015	12/31/2015	12/31/2015	12/31/2015

INVESTMENT INCOME
Dividend income	$—	$10,391,835	$—	$4,397,170	$—

EXPENSES
Charges to contract owners for assuming mortality
risk and expense risk and for administration	4,081,202	2,533,180	64,804	4,367,028	882,914
NET INVESTMENT INCOME (LOSS)	(4,081,202)	7,858,655	(64,804)	30,142	(882,914)

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
Capital gains distributions received	—	—	—	3,581,691	—
Net realized gain (loss) on shares redeemed	10,096,462	(1,201,863)	(196,160)	13,360,733	1,942,557
Net change in unrealized gain (loss) on investments	(32,224,478)	(12,574,788)	(1,182,801)	(17,691,347)	(465,520)
NET GAIN (LOSS) ON INVESTMENTS	(22,128,016)	(13,776,651)	(1,378,961)	(748,923)	1,477,037

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$(26,209,218)	$(5,917,996)	$(1,443,765)	$(718,781)	$594,123

The accompanying notes are an integral part of these financial statements.
A 2

FINANCIAL STATEMENTS OF
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF NET ASSETS
December 31, 2015

	SUBACCOUNTS
	Prudential Jennison Portfolio (Class I)	Prudential Small Capitalization Stock Portfolio	T. Rowe Price International Stock Portfolio	T. Rowe Price Equity Income Portfolio (Investor Class)	Invesco V.I. Core Equity Fund (Series 1)
ASSETS
Investment in the portfolios, at fair value	$287,288,500	$53,804,558	$18,591,683	$61,636,157	$75,202,721
Net Assets	$287,288,500	$53,804,558	$18,591,683	$61,636,157	$75,202,721

NET ASSETS, representing:
Accumulation units	$287,288,500	$53,804,558	$18,591,683	$61,636,157	$75,202,721
	$287,288,500	$53,804,558	$18,591,683	$61,636,157	$75,202,721

Units outstanding	90,876,999	12,245,293	11,740,419	20,666,734	30,182,742

Portfolio shares held	6,308,487	1,997,200	1,267,327	2,298,999	2,222,303
Portfolio net asset value per share	$45.54	$26.94	$14.67	$26.81	$33.84
Investment in portfolio shares, at cost	$144,944,998	$33,366,010	$16,869,148	$46,738,064	$57,224,543

STATEMENTS OF OPERATIONS
For the period ended December 31, 2015

	SUBACCOUNTS
	Prudential Jennison Portfolio (Class I)	Prudential Small Capitalization Stock Portfolio	T. Rowe Price International Stock Portfolio	T. Rowe Price Equity Income Portfolio (Investor Class)	Invesco V.I. Core Equity Fund (Series 1)
	1/1/2015	1/1/2015	1/1/2015	1/1/2015	1/1/2015
	to	to	to	to	to
	12/31/2015	12/31/2015	12/31/2015	12/31/2015	12/31/2015

INVESTMENT INCOME
Dividend income	$—	$—	$184,716	$1,223,358	$930,465

EXPENSES
Charges to contract owners for assuming mortality
risk and expense risk and for administration	4,346,574	821,616	284,098	950,856	1,174,382
NET INVESTMENT INCOME (LOSS)	(4,346,574)	(821,616)	(99,382)	272,502	(243,917)

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
Capital gains distributions received	—	—	369,433	1,388,756	8,509,149
Net realized gain (loss) on shares redeemed	21,778,309	3,189,425	366,642	2,784,818	3,926,127
Net change in unrealized gain (loss) on investments	10,846,730	(4,378,456)	(1,048,417)	(10,213,599)	(18,087,204)
NET GAIN (LOSS) ON INVESTMENTS	32,625,039	(1,189,031)	(312,342)	(6,040,025)	(5,651,928)

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$28,278,465	$(2,010,647)	$(411,724)	$(5,767,523)	$(5,895,845)

The accompanying notes are an integral part of these financial statements.
A 3

FINANCIAL STATEMENTS OF
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF NET ASSETS
December 31, 2015

	SUBACCOUNTS
	Janus Aspen Janus Portfolio (Institutional Shares)	Janus Aspen Overseas Portfolio (Institutional Shares)	MFS Research Series (Initial Class)	MFS Growth Series (Initial Class)	American Century VP Value Fund (Class I)
ASSETS
Investment in the portfolios, at fair value	$57,068,864	$61,960,226	$18,118,528	$58,697,974	$24,981,071
Net Assets	$57,068,864	$61,960,226	$18,118,528	$58,697,974	$24,981,071

NET ASSETS, representing:
Accumulation units	$57,068,864	$61,960,226	$18,118,528	$58,697,974	$24,981,071
	$57,068,864	$61,960,226	$18,118,528	$58,697,974	$24,981,071

Units outstanding	21,938,973	20,848,615	6,864,562	20,030,637	8,164,414

Portfolio shares held	1,850,482	2,151,397	679,105	1,461,239	2,822,720
Portfolio net asset value per share	$30.84	$28.80	$26.68	$40.17	$8.85
Investment in portfolio shares, at cost	$50,900,176	$70,563,849	$13,069,383	$37,010,354	$19,403,449

STATEMENTS OF OPERATIONS
For the period ended December 31, 2015

	SUBACCOUNTS
	Janus Aspen Janus Portfolio (Institutional Shares)	Janus Aspen Overseas Portfolio (Institutional Shares)	MFS Research Series (Initial Class)	MFS Growth Series (Initial Class)	American Century VP Value Fund (Class I)
	1/1/2015	1/1/2015	1/1/2015	1/1/2015	1/1/2015
	to	to	to	to	to
	12/31/2015	12/31/2015	12/31/2015	12/31/2015	12/31/2015

INVESTMENT INCOME
Dividend income	$384,499	$418,575	$140,243	$93,426	$592,716

EXPENSES
Charges to contract owners for assuming mortality
risk and expense risk and for administration	857,843	996,357	269,077	841,793	391,188
NET INVESTMENT INCOME (LOSS)	(473,344)	(577,782)	(128,834)	(748,367)	201,528

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
Capital gains distributions received	11,075,477	2,068,326	1,446,883	3,251,176	—
Net realized gain (loss) on shares redeemed	1,915,477	(214,688)	903,688	3,041,262	1,308,814
Net change in unrealized gain (loss) on investments	(10,016,379)	(8,138,796)	(2,311,094)	(1,964,061)	(2,984,120)
NET GAIN (LOSS) ON INVESTMENTS	2,974,575	(6,285,158)	39,477	4,328,377	(1,675,306)

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$2,501,231	$(6,862,940)	$(89,357)	$3,580,010	$(1,473,778)

The accompanying notes are an integral part of these financial statements.
A 4

FINANCIAL STATEMENTS OF
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF NET ASSETS
December 31, 2015

	SUBACCOUNTS
	Franklin Small-Mid Cap Growth VIP Fund (Class 2)	Prudential Jennison 20/20 Focus Portfolio (Class I)	Davis Value Portfolio	AB VPS Large Cap Growth Portfolio (Class B)	Prudential SP Small Cap Value Portfolio (Class I)
ASSETS
Investment in the portfolios, at fair value	$24,715,375	$46,546,311	$25,263,935	$8,080,719	$85,720,913
Net Assets	$24,715,375	$46,546,311	$25,263,935	$8,080,719	$85,720,913

NET ASSETS, representing:
Accumulation units	$24,715,375	$46,546,311	$25,263,935	$8,080,719	$85,720,913
	$24,715,375	$46,546,311	$25,263,935	$8,080,719	$85,720,913

Units outstanding	9,396,358	18,090,308	15,857,430	7,167,041	34,694,793

Portfolio shares held	1,397,138	1,975,650	2,626,189	169,159	4,584,006
Portfolio net asset value per share	$17.69	$23.56	$9.62	$47.77	$18.70
Investment in portfolio shares, at cost	$29,967,436	$25,772,277	$28,569,052	$5,612,736	$56,515,918

STATEMENTS OF OPERATIONS
For the period ended December 31, 2015

	SUBACCOUNTS
	Franklin Small-Mid Cap Growth VIP Fund (Class 2)	Prudential Jennison 20/20 Focus Portfolio (Class I)	Davis Value Portfolio	AB VPS Large Cap Growth Portfolio (Class B)	Prudential SP Small Cap Value Portfolio (Class I)
	1/1/2015	1/1/2015	1/1/2015	1/1/2015	1/1/2015
	to	to	to	to	to
	12/31/2015	12/31/2015	12/31/2015	12/31/2015	12/31/2015

INVESTMENT INCOME
Dividend income	$—	$—	$206,796	$—	$—

EXPENSES
Charges to contract owners for assuming mortality
risk and expense risk and for administration	390,074	680,055	381,351	112,386	1,532,176
NET INVESTMENT INCOME (LOSS)	(390,074)	(680,055)	(174,555)	(112,386)	(1,532,176)

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
Capital gains distributions received	6,697,937	—	3,990,725	737,211	—
Net realized gain (loss) on shares redeemed	(82,165)	3,017,492	161,659	401,847	5,473,396
Net change in unrealized gain (loss) on investments	(7,180,911)	(34,959)	(3,885,013)	(311,491)	(10,443,091)
NET GAIN (LOSS) ON INVESTMENTS	(565,139)	2,982,533	267,371	827,567	(4,969,695)

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$(955,213)	$2,302,478	$92,816	$715,181	$(6,501,871)

The accompanying notes are an integral part of these financial statements.
A 5

FINANCIAL STATEMENTS OF
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF NET ASSETS
December 31, 2015

	SUBACCOUNTS
	Janus Aspen Janus Portfolio (Service Shares)	Prudential SP Prudential U.S. Emerging Growth Portfolio (Class I)	Prudential SP International Growth Portfolio (Class I)	Prudential SP International Value Portfolio	AST Goldman Sachs Large-Cap Value Portfolio
ASSETS
Investment in the portfolios, at fair value	$10,478,967	$107,539,140	$31,562,928	$—	$522,927,282
Net Assets	$10,478,967	$107,539,140	$31,562,928	$—	$522,927,282

NET ASSETS, representing:
Accumulation units	$10,478,967	$107,539,140	$31,562,928	$—	$522,927,282
	$10,478,967	$107,539,140	$31,562,928	$—	$522,927,282

Units outstanding	6,152,608	39,225,333	20,465,473	—	34,839,044

Portfolio shares held	346,527	9,286,627	5,140,542	—	20,595,797
Portfolio net asset value per share	$30.24	$11.58	$6.14	$—	$25.39
Investment in portfolio shares, at cost	$8,251,051	$66,959,373	$31,693,595	$—	$474,855,188

STATEMENTS OF OPERATIONS
For the period ended December 31, 2015

	SUBACCOUNTS
	Janus Aspen Janus Portfolio (Service Shares)	Prudential SP Prudential U.S. Emerging Growth Portfolio (Class I)	Prudential SP International Growth Portfolio (Class I)	Prudential SP International Value Portfolio	AST Goldman Sachs Large-Cap Value Portfolio
	1/1/2015	1/1/2015	1/1/2015	1/1/2015	1/1/2015
	to	to	to	to	to
	12/31/2015	12/31/2015	12/31/2015	4/24/2015**	12/31/2015

INVESTMENT INCOME
Dividend income	$50,361	$—	$—	$—	$—

EXPENSES
Charges to contract owners for assuming mortality
risk and expense risk and for administration	186,279	1,932,553	559,487	175,758	4,765,843
NET INVESTMENT INCOME (LOSS)	(135,918)	(1,932,553)	(559,487)	(175,758)	(4,765,843)

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
Capital gains distributions received	2,051,727	—	—	—	—
Net realized gain (loss) on shares redeemed	659,241	7,790,585	88,822	1,198,955	12,654,880
Net change in unrealized gain (loss) on investments	(2,176,603)	(9,956,341)	1,220,428	2,300,575	(29,339,632)
NET GAIN (LOSS) ON INVESTMENTS	534,365	(2,165,756)	1,309,250	3,499,530	(16,684,752)

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$398,447	$(4,098,309)	$749,763	$3,323,772	$(21,450,595)

**Date subaccount was no longer available for investment.

The accompanying notes are an integral part of these financial statements.
A 6

FINANCIAL STATEMENTS OF
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF NET ASSETS
December 31, 2015

	SUBACCOUNTS
	AST Schroders Multi-Asset World Strategies Portfolio	AST Cohen & Steers Realty Portfolio	AST J.P. Morgan Strategic Opportunities Portfolio	AST Herndon Large-Cap Value Portfolio	AST High Yield Portfolio
ASSETS
Investment in the portfolios, at fair value	$—	$229,030,232	$1,537,582,158	$116,779,157	$169,187,218
Net Assets	$—	$229,030,232	$1,537,582,158	$116,779,157	$169,187,218

NET ASSETS, representing:
Accumulation units	$—	$229,030,232	$1,537,582,158	$116,779,157	$169,187,218
	$—	$229,030,232	$1,537,582,158	$116,779,157	$169,187,218

Units outstanding	—	12,432,810	122,495,568	8,473,063	13,669,364

Portfolio shares held	—	22,043,333	93,640,814	9,540,781	20,835,864
Portfolio net asset value per share	$—	$10.39	$16.42	$12.24	$8.12
Investment in portfolio shares, at cost	$—	$178,053,543	$1,277,707,276	$95,580,341	$162,167,212

STATEMENTS OF OPERATIONS
For the period ended December 31, 2015

	SUBACCOUNTS
	AST Schroders Multi-Asset World Strategies Portfolio	AST Cohen & Steers Realty Portfolio	AST J.P. Morgan Strategic Opportunities Portfolio	AST Herndon Large-Cap Value Portfolio	AST High Yield Portfolio
	1/1/2015	1/1/2015	1/1/2015	1/1/2015	1/1/2015
	to	to	to	to	to
	10/16/2015**	12/31/2015	12/31/2015	12/31/2015	12/31/2015

INVESTMENT INCOME
Dividend income	$—	$—	$—	$—	$—

EXPENSES
Charges to contract owners for assuming mortality
risk and expense risk and for administration	32,352,462	4,016,535	27,174,457	2,227,705	3,156,908
NET INVESTMENT INCOME (LOSS)	(32,352,462)	(4,016,535)	(27,174,457)	(2,227,705)	(3,156,908)

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	400,615,431	17,209,647	42,189,679	7,666,614	5,345,004
Net change in unrealized gain (loss) on investments	(437,632,072)	(8,646,593)	(44,443,491)	(15,932,724)	(11,657,904)
NET GAIN (LOSS) ON INVESTMENTS	(37,016,641)	8,563,054	(2,253,812)	(8,266,110)	(6,312,900)

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$(69,369,103)	$4,546,519	$(29,428,269)	$(10,493,815)	$(9,469,808)

**Date subaccount was no longer available for investment.

The accompanying notes are an integral part of these financial statements.
A 7

FINANCIAL STATEMENTS OF
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF NET ASSETS
December 31, 2015

	SUBACCOUNTS
	AST Small-Cap Growth Opportunities Portfolio	AST Mid-Cap Value Portfolio	AST Small-Cap Value Portfolio	AST Goldman Sachs Mid-Cap Growth Portfolio	AST Large-Cap Value Portfolio
ASSETS
Investment in the portfolios, at fair value	$148,073,161	$97,023,449	$89,370,733	$534,194,321	$361,250,654
Net Assets	$148,073,161	$97,023,449	$89,370,733	$534,194,321	$361,250,654

NET ASSETS, representing:
Accumulation units	$148,073,161	$97,023,449	$89,370,733	$534,194,321	$361,250,654
	$148,073,161	$97,023,449	$89,370,733	$534,194,321	$361,250,654

Units outstanding	8,834,010	5,767,209	5,601,002	31,933,959	24,491,421

Portfolio shares held	10,268,596	5,085,086	4,327,881	73,177,304	17,351,136
Portfolio net asset value per share	$14.42	$19.08	$20.65	$7.30	$20.82
Investment in portfolio shares, at cost	$115,516,234	$77,900,465	$71,693,082	$492,110,085	$274,822,699

STATEMENTS OF OPERATIONS
For the period ended December 31, 2015

	SUBACCOUNTS
	AST Small-Cap Growth Opportunities Portfolio	AST Mid-Cap Value Portfolio	AST Small-Cap Value Portfolio	AST Goldman Sachs Mid-Cap Growth Portfolio	AST Large-Cap Value Portfolio
	1/1/2015	1/1/2015	1/1/2015	1/1/2015	1/1/2015
	to	to	to	to	to
	12/31/2015	12/31/2015	12/31/2015	12/31/2015	12/31/2015

INVESTMENT INCOME
Dividend income	$—	$—	$—	$—	$—

EXPENSES
Charges to contract owners for assuming mortality
risk and expense risk and for administration	2,707,942	1,867,908	1,652,154	5,398,244	4,973,128
NET INVESTMENT INCOME (LOSS)	(2,707,942)	(1,867,908)	(1,652,154)	(5,398,244)	(4,973,128)

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	14,299,542	8,993,795	7,051,394	14,174,606	14,836,930
Net change in unrealized gain (loss) on investments	(11,438,948)	(16,441,118)	(11,543,289)	(33,874,690)	(45,939,197)
NET GAIN (LOSS) ON INVESTMENTS	2,860,594	(7,447,323)	(4,491,895)	(19,700,084)	(31,102,267)

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$152,652	$(9,315,231)	$(6,144,049)	$(25,098,328)	$(36,075,395)

The accompanying notes are an integral part of these financial statements.
A 8

FINANCIAL STATEMENTS OF
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF NET ASSETS
December 31, 2015

	SUBACCOUNTS
	AST Lord Abbett Core Fixed Income Portfolio	AST Loomis Sayles Large-Cap Growth Portfolio	AST MFS Growth Portfolio	AST Neuberger Berman Mid-Cap Growth Portfolio	AST Neuberger Berman / LSV Mid-Cap Value Portfolio
ASSETS
Investment in the portfolios, at fair value	$652,219,088	$369,142,998	$120,117,495	$—	$262,670,273
Net Assets	$652,219,088	$369,142,998	$120,117,495	$—	$262,670,273

NET ASSETS, representing:
Accumulation units	$652,219,088	$369,142,998	$120,117,495	$—	$262,670,273
	$652,219,088	$369,142,998	$120,117,495	$—	$262,670,273

Units outstanding	55,224,204	20,053,522	6,756,356	—	14,931,101

Portfolio shares held	54,716,366	10,392,539	6,748,174	—	10,122,169
Portfolio net asset value per share	$11.92	$35.52	$17.80	$—	$25.95
Investment in portfolio shares, at cost	$629,353,349	$260,320,268	$87,002,538	$—	$204,119,824

STATEMENTS OF OPERATIONS
For the period ended December 31, 2015

	SUBACCOUNTS
	AST Lord Abbett Core Fixed Income Portfolio	AST Loomis Sayles Large-Cap Growth Portfolio	AST MFS Growth Portfolio	AST Neuberger Berman Mid-Cap Growth Portfolio	AST Neuberger Berman / LSV Mid-Cap Value Portfolio
	1/1/2015	1/1/2015	1/1/2015	1/1/2015	1/1/2015
	to	to	to	to	to
	12/31/2015	12/31/2015	12/31/2015	10/16/2015**	12/31/2015

INVESTMENT INCOME
Dividend income	$—	$—	$—	$—	$—

EXPENSES
Charges to contract owners for assuming mortality
risk and expense risk and for administration	8,569,109	6,203,963	1,836,904	3,760,480	4,798,992
NET INVESTMENT INCOME (LOSS)	(8,569,109)	(6,203,963)	(1,836,904)	(3,760,480)	(4,798,992)

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	4,486,928	28,307,549	9,602,063	88,273,931	18,487,464
Net change in unrealized gain (loss) on investments	(8,905,825)	7,996,706	(1,216,115)	(78,444,700)	(35,005,067)
NET GAIN (LOSS) ON INVESTMENTS	(4,418,897)	36,304,255	8,385,948	9,829,231	(16,517,603)

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$(12,988,006)	$30,100,292	$6,549,044	$6,068,751	$(21,316,595)

**Date subaccount was no longer available for investment.

The accompanying notes are an integral part of these financial statements.
A 9

FINANCIAL STATEMENTS OF
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF NET ASSETS
December 31, 2015

	SUBACCOUNTS
	AST BlackRock Low Duration Bond Portfolio	AST T. Rowe Price Equity Income Portfolio	AST QMA US Equity Alpha Portfolio	AST T. Rowe Price Natural Resources Portfolio	AST T. Rowe Price Asset Allocation Portfolio
ASSETS
Investment in the portfolios, at fair value	$152,557,618	$—	$176,410,664	$217,496,445	$10,255,015,741
Net Assets	$152,557,618	$—	$176,410,664	$217,496,445	$10,255,015,741

NET ASSETS, representing:
Accumulation units	$152,557,618	$—	$176,410,664	$217,496,445	$10,255,015,741
	$152,557,618	$—	$176,410,664	$217,496,445	$10,255,015,741

Units outstanding	15,084,024	—	9,355,454	26,605,544	749,737,735

Portfolio shares held	14,683,120	—	8,107,108	12,930,823	434,534,565
Portfolio net asset value per share	$10.39	$—	$21.76	$16.82	$23.60
Investment in portfolio shares, at cost	$154,226,806	$—	$143,691,769	$263,912,892	$8,728,659,265

STATEMENTS OF OPERATIONS
For the period ended December 31, 2015

	SUBACCOUNTS
	AST BlackRock Low Duration Bond Portfolio	AST T. Rowe Price Equity Income Portfolio	AST QMA US Equity Alpha Portfolio	AST T. Rowe Price Natural Resources Portfolio	AST T. Rowe Price Asset Allocation Portfolio
	1/1/2015	1/1/2015	1/1/2015	1/1/2015	1/1/2015
	to	to	to	to	to
	12/31/2015	10/16/2015**	12/31/2015	12/31/2015	12/31/2015

INVESTMENT INCOME
Dividend income	$—	$—	$—	$—	$—

EXPENSES
Charges to contract owners for assuming mortality
risk and expense risk and for administration	2,641,070	3,346,015	2,954,898	4,649,560	136,215,279
NET INVESTMENT INCOME (LOSS)	(2,641,070)	(3,346,015)	(2,954,898)	(4,649,560)	(136,215,279)

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	(416,465)	69,086,703	11,256,834	(12,068,995)	143,655,699
Net change in unrealized gain (loss) on investments	1,254,072	(88,468,829)	(6,220,943)	(45,874,489)	(165,807,473)
NET GAIN (LOSS) ON INVESTMENTS	837,607	(19,382,126)	5,035,891	(57,943,484)	(22,151,774)

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$(1,803,463)	$(22,728,141)	$2,080,993	$(62,593,044)	$(158,367,053)

**Date subaccount was no longer available for investment.

The accompanying notes are an integral part of these financial statements.
A 10

FINANCIAL STATEMENTS OF
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF NET ASSETS
December 31, 2015

	SUBACCOUNTS
	AST MFS Global Equity Portfolio	AST J.P. Morgan International Equity Portfolio	AST Templeton Global Bond Portfolio	AST Wellington Management Hedged Equity Portfolio	AST Capital Growth Asset Allocation Portfolio
ASSETS
Investment in the portfolios, at fair value	$346,411,660	$187,875,266	$171,608,096	$1,520,153,781	$7,420,464,190
Net Assets	$346,411,660	$187,875,266	$171,608,096	$1,520,153,781	$7,420,464,190

NET ASSETS, representing:
Accumulation units	$346,411,660	$187,875,266	$171,608,096	$1,520,153,781	$7,420,464,190
	$346,411,660	$187,875,266	$171,608,096	$1,520,153,781	$7,420,464,190

Units outstanding	22,632,057	16,930,966	17,773,310	130,610,370	530,160,182

Portfolio shares held	22,392,480	8,059,857	16,612,594	120,935,066	492,399,747
Portfolio net asset value per share	$15.47	$23.31	$10.33	$12.57	$15.07
Investment in portfolio shares, at cost	$290,209,268	$179,251,601	$182,639,557	$1,319,368,733	$5,742,004,634

STATEMENTS OF OPERATIONS
For the period ended December 31, 2015

	SUBACCOUNTS
	AST MFS Global Equity Portfolio	AST J.P. Morgan International Equity Portfolio	AST Templeton Global Bond Portfolio	AST Wellington Management Hedged Equity Portfolio	AST Capital Growth Asset Allocation Portfolio
	1/1/2015	1/1/2015	1/1/2015	1/1/2015	1/1/2015
	to	to	to	to	to
	12/31/2015	12/31/2015	12/31/2015	12/31/2015	12/31/2015

INVESTMENT INCOME
Dividend income	$—	$—	$—	$—	$—

EXPENSES
Charges to contract owners for assuming mortality
risk and expense risk and for administration	5,762,044	3,447,689	2,571,714	25,370,890	125,798,465
NET INVESTMENT INCOME (LOSS)	(5,762,044)	(3,447,689)	(2,571,714)	(25,370,890)	(125,798,465)

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	13,888,150	4,670,168	(2,055,742)	34,088,288	153,431,702
Net change in unrealized gain (loss) on investments	(20,552,176)	(11,322,921)	(7,142,454)	(45,455,221)	(121,731,965)
NET GAIN (LOSS) ON INVESTMENTS	(6,664,026)	(6,652,753)	(9,198,196)	(11,366,933)	31,699,737

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$(12,426,070)	$(10,100,442)	$(11,769,910)	$(36,737,823)	$(94,098,728)

The accompanying notes are an integral part of these financial statements.
A 11

FINANCIAL STATEMENTS OF
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF NET ASSETS
December 31, 2015

	SUBACCOUNTS
	AST Academic Strategies Asset Allocation Portfolio	AST Balanced Asset Allocation Portfolio	AST Preservation Asset Allocation Portfolio	AST FI Pyramis Quantitative Portfolio	AST Prudential Growth Allocation Portfolio
ASSETS
Investment in the portfolios, at fair value	$3,252,181,897	$6,905,422,764	$4,282,307,366	$3,264,546,020	$7,139,929,647
Net Assets	$3,252,181,897	$6,905,422,764	$4,282,307,366	$3,264,546,020	$7,139,929,647

NET ASSETS, representing:
Accumulation units	$3,252,181,897	$6,905,422,764	$4,282,307,366	$3,264,546,020	$7,139,929,647
	$3,252,181,897	$6,905,422,764	$4,282,307,366	$3,264,546,020	$7,139,929,647

Units outstanding	276,819,511	511,145,039	339,719,935	257,719,536	527,422,660

Portfolio shares held	257,496,587	467,530,316	307,195,650	266,929,356	550,071,621
Portfolio net asset value per share	$12.63	$14.77	$13.94	$12.23	$12.98
Investment in portfolio shares, at cost	$2,821,778,016	$5,403,164,191	$3,628,323,654	$2,728,983,193	$6,396,115,879

STATEMENTS OF OPERATIONS
For the period ended December 31, 2015

	SUBACCOUNTS
	AST Academic Strategies Asset Allocation Portfolio	AST Balanced Asset Allocation Portfolio	AST Preservation Asset Allocation Portfolio	AST FI Pyramis Quantitative Portfolio	AST Prudential Growth Allocation Portfolio
	1/1/2015	1/1/2015	1/1/2015	1/1/2015	1/1/2015
	to	to	to	to	to
	12/31/2015	12/31/2015	12/31/2015	12/31/2015	12/31/2015

INVESTMENT INCOME
Dividend income	$—	$—	$—	$—	$—

EXPENSES
Charges to contract owners for assuming mortality
risk and expense risk and for administration	64,994,959	114,211,135	75,511,707	53,186,550	83,578,779
NET INVESTMENT INCOME (LOSS)	(64,994,959)	(114,211,135)	(75,511,707)	(53,186,550)	(83,578,779)

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	139,169,566	159,723,447	98,860,975	64,163,277	115,152,104
Net change in unrealized gain (loss) on investments	(262,080,999)	(126,282,456)	(89,268,642)	(34,452,090)	(186,860,093)
NET GAIN (LOSS) ON INVESTMENTS	(122,911,433)	33,440,991	9,592,333	29,711,187	(71,707,989)

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$(187,906,392)	$(80,770,144)	$(65,919,374)	$(23,475,363)	$(155,286,768)

The accompanying notes are an integral part of these financial statements.
A 12

FINANCIAL STATEMENTS OF
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF NET ASSETS
December 31, 2015

	SUBACCOUNTS
	AST Advanced Strategies Portfolio	AST T. Rowe Price Large-Cap Growth Portfolio	AST Money Market Portfolio	AST Small-Cap Growth Portfolio	AST BlackRock/Loomis Sayles Bond Portfolio
ASSETS
Investment in the portfolios, at fair value	$6,092,155,725	$623,578,887	$237,142,425	$195,870,766	$1,687,494,695
Net Assets	$6,092,155,725	$623,578,887	$237,142,425	$195,870,766	$1,687,494,695

NET ASSETS, representing:
Accumulation units	$6,092,155,725	$623,578,887	$237,142,425	$195,870,766	$1,687,494,695
	$6,092,155,725	$623,578,887	$237,142,425	$195,870,766	$1,687,494,695

Units outstanding	442,205,718	31,122,107	25,658,383	11,006,675	153,110,082

Portfolio shares held	404,525,613	25,483,404	237,142,425	6,111,412	134,568,955
Portfolio net asset value per share	$15.06	$24.47	$1.00	$32.05	$12.54
Investment in portfolio shares, at cost	$4,828,833,648	$428,259,381	$237,142,425	$158,604,541	$1,639,651,461

STATEMENTS OF OPERATIONS
For the period ended December 31, 2015

	SUBACCOUNTS
	AST Advanced Strategies Portfolio	AST T. Rowe Price Large-Cap Growth Portfolio	AST Money Market Portfolio	AST Small-Cap Growth Portfolio	AST BlackRock/Loomis Sayles Bond Portfolio
	1/1/2015	1/1/2015	1/1/2015	1/1/2015	1/1/2015
	to	to	to	to	to
	12/31/2015	12/31/2015	12/31/2015	12/31/2015	12/31/2015

INVESTMENT INCOME
Dividend income	$—	$—	$—	$—	$—

EXPENSES
Charges to contract owners for assuming mortality
risk and expense risk and for administration	101,334,509	10,223,823	3,298,761	3,443,100	31,260,104
NET INVESTMENT INCOME (LOSS)	(101,334,509)	(10,223,823)	(3,298,761)	(3,443,100)	(31,260,104)

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	122,766,365	43,179,039	—	13,006,069	19,114,365
Net change in unrealized gain (loss) on investments	(76,524,569)	10,376,550	—	(12,221,095)	(58,199,451)
NET GAIN (LOSS) ON INVESTMENTS	46,241,796	53,555,589	—	784,974	(39,085,086)

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$(55,092,713)	$43,331,766	$(3,298,761)	$(2,658,126)	$(70,345,190)

The accompanying notes are an integral part of these financial statements.
A 13

FINANCIAL STATEMENTS OF
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF NET ASSETS
December 31, 2015

	SUBACCOUNTS
	AST International Value Portfolio	AST International Growth Portfolio	NVIT Developing Markets Fund (Class II)	AST Investment Grade Bond Portfolio	AST Western Asset Core Plus Bond Portfolio
ASSETS
Investment in the portfolios, at fair value	$121,599,178	$211,151,906	$5,807,698	$2,669,601,373	$549,910,193
Net Assets	$121,599,178	$211,151,906	$5,807,698	$2,669,601,373	$549,910,193

NET ASSETS, representing:
Accumulation units	$121,599,178	$211,151,906	$5,807,698	$2,669,601,373	$549,910,193
	$121,599,178	$211,151,906	$5,807,698	$2,669,601,373	$549,910,193

Units outstanding	11,459,892	18,344,854	519,345	209,767,187	46,716,613

Portfolio shares held	7,045,144	15,345,342	1,204,917	386,898,750	47,985,183
Portfolio net asset value per share	$17.26	$13.76	$4.82	$6.90	$11.46
Investment in portfolio shares, at cost	$119,104,918	$181,442,904	$8,826,087	$2,670,554,061	$522,421,413

STATEMENTS OF OPERATIONS
For the period ended December 31, 2015

	SUBACCOUNTS
	AST International Value Portfolio	AST International Growth Portfolio	NVIT Developing Markets Fund (Class II)	AST Investment Grade Bond Portfolio	AST Western Asset Core Plus Bond Portfolio
	1/1/2015	1/1/2015	1/1/2015	1/1/2015	1/1/2015
	to	to	to	to	to
	12/31/2015	12/31/2015	12/31/2015	12/31/2015	12/31/2015

INVESTMENT INCOME
Dividend income	$—	$—	$71,996	$—	$—

EXPENSES
Charges to contract owners for assuming mortality
risk and expense risk and for administration	1,935,038	2,633,632	118,742	22,022,533	9,594,626
NET INVESTMENT INCOME (LOSS)	(1,935,038)	(2,633,632)	(46,746)	(22,022,533)	(9,594,626)

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	2,667,717	6,223,917	(513,882)	27,763,395	7,597,302
Net change in unrealized gain (loss) on investments	(5,533,043)	(1,250,052)	(724,538)	(13,147,161)	(1,304,915)
NET GAIN (LOSS) ON INVESTMENTS	(2,865,326)	4,973,865	(1,238,420)	14,616,234	6,292,387

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$(4,800,364)	$2,340,233	$(1,285,166)	$(7,406,299)	$(3,302,239)

The accompanying notes are an integral part of these financial statements.
A 14

FINANCIAL STATEMENTS OF
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF NET ASSETS
December 31, 2015

	SUBACCOUNTS
	AST Bond Portfolio 2018	AST Bond Portfolio 2019	AST Global Real Estate Portfolio	AST Parametric Emerging Markets Equity Portfolio	AST Goldman Sachs Small-Cap Value Portfolio
ASSETS
Investment in the portfolios, at fair value	$66,648,231	$13,886,703	$73,697,938	$160,260,733	$273,930,315
Net Assets	$66,648,231	$13,886,703	$73,697,938	$160,260,733	$273,930,315

NET ASSETS, representing:
Accumulation units	$66,648,231	$13,886,703	$73,697,938	$160,260,733	$273,930,315
	$66,648,231	$13,886,703	$73,697,938	$160,260,733	$273,930,315

Units outstanding	5,765,193	1,151,504	4,979,077	20,043,730	16,007,468

Portfolio shares held	5,357,575	1,337,833	6,580,173	22,508,530	16,085,162
Portfolio net asset value per share	$12.44	$10.38	$11.20	$7.12	$17.03
Investment in portfolio shares, at cost	$64,104,641	$13,957,439	$62,676,989	$190,698,334	$214,891,852

STATEMENTS OF OPERATIONS
For the period ended December 31, 2015

	SUBACCOUNTS
	AST Bond Portfolio 2018	AST Bond Portfolio 2019	AST Global Real Estate Portfolio	AST Parametric Emerging Markets Equity Portfolio	AST Goldman Sachs Small-Cap Value Portfolio
	1/1/2015	1/1/2015	1/1/2015	1/1/2015	1/1/2015
	to	to	to	to	to
	12/31/2015	12/31/2015	12/31/2015	12/31/2015	12/31/2015

INVESTMENT INCOME
Dividend income	$—	$—	$—	$—	$—

EXPENSES
Charges to contract owners for assuming mortality
risk and expense risk and for administration	1,460,439	288,284	1,397,152	3,392,678	5,055,656
NET INVESTMENT INCOME (LOSS)	(1,460,439)	(288,284)	(1,397,152)	(3,392,678)	(5,055,656)

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	1,220,128	56,535	4,637,216	(9,023,046)	18,832,620
Net change in unrealized gain (loss) on investments	(556,666)	106,299	(5,128,085)	(27,779,366)	(36,238,525)
NET GAIN (LOSS) ON INVESTMENTS	663,462	162,834	(490,869)	(36,802,412)	(17,405,905)

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$(796,977)	$(125,450)	$(1,888,021)	$(40,195,090)	$(22,461,561)

The accompanying notes are an integral part of these financial statements.
A 15

FINANCIAL STATEMENTS OF
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF NET ASSETS
December 31, 2015

	SUBACCOUNTS
	AST Schroders Global Tactical Portfolio	AST RCM World Trends Portfolio	AST J.P. Morgan Global Thematic Portfolio	AST Goldman Sachs Multi-Asset Portfolio	AST FI Pyramis® Asset Allocation Portfolio
ASSETS
Investment in the portfolios, at fair value	$5,403,209,989	$3,973,304,158	$2,146,386,334	$1,842,733,997	$—
Net Assets	$5,403,209,989	$3,973,304,158	$2,146,386,334	$1,842,733,997	$—

NET ASSETS, representing:
Accumulation units	$5,403,209,989	$3,973,304,158	$2,146,386,334	$1,842,733,997	$—
	$5,403,209,989	$3,973,304,158	$2,146,386,334	$1,842,733,997	$—

Units outstanding	397,986,184	325,283,394	160,974,034	156,015,105	—

Portfolio shares held	368,316,973	329,734,785	162,236,306	153,689,241	—
Portfolio net asset value per share	$14.67	$12.05	$13.23	$11.99	$—
Investment in portfolio shares, at cost	$4,807,879,840	$3,491,695,293	$1,754,268,200	$1,635,723,666	$—

STATEMENTS OF OPERATIONS
For the period ended December 31, 2015

	SUBACCOUNTS
	AST Schroders Global Tactical Portfolio	AST RCM World Trends Portfolio	AST J.P. Morgan Global Thematic Portfolio	AST Goldman Sachs Multi-Asset Portfolio	AST FI Pyramis® Asset Allocation Portfolio
	1/1/2015	1/1/2015	1/1/2015	1/1/2015	1/1/2015
	to	to	to	to	to
	12/31/2015	12/31/2015	12/31/2015	12/31/2015	10/16/2015**

INVESTMENT INCOME
Dividend income	$—	$—	$—	$—	$—

EXPENSES
Charges to contract owners for assuming mortality
risk and expense risk and for administration	63,133,546	56,587,576	36,024,083	31,763,951	33,423,539
NET INVESTMENT INCOME (LOSS)	(63,133,546)	(56,587,576)	(36,024,083)	(31,763,951)	(33,423,539)

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	75,384,666	64,792,146	50,740,745	43,877,298	513,889,452
Net change in unrealized gain (loss) on investments	(138,288,597)	(78,850,148)	(76,070,713)	(62,692,428)	(491,816,430)
NET GAIN (LOSS) ON INVESTMENTS	(62,903,931)	(14,058,002)	(25,329,968)	(18,815,130)	22,073,022

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$(126,037,477)	$(70,645,578)	$(61,354,051)	$(50,579,081)	$(11,350,517)

**Date subaccount was no longer available for investment.

The accompanying notes are an integral part of these financial statements.
A 16

FINANCIAL STATEMENTS OF
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF NET ASSETS
December 31, 2015

	SUBACCOUNTS
	ProFund VP Consumer Services	ProFund VP Consumer Goods Portfolio	ProFund VP Financials	ProFund VP Health Care	ProFund VP Industrials
ASSETS
Investment in the portfolios, at fair value	$555,060	$439,409	$716,349	$2,299,814	$274,093
Net Assets	$555,060	$439,409	$716,349	$2,299,814	$274,093

NET ASSETS, representing:
Accumulation units	$555,060	$439,409	$716,349	$2,299,814	$274,093
	$555,060	$439,409	$716,349	$2,299,814	$274,093

Units outstanding	25,341	24,443	70,110	105,003	19,000

Portfolio shares held	9,297	7,606	23,145	34,269	4,710
Portfolio net asset value per share	$59.70	$57.77	$30.95	$67.11	$58.19
Investment in portfolio shares, at cost	$530,956	$399,759	$625,542	$1,790,321	$225,133

STATEMENTS OF OPERATIONS
For the period ended December 31, 2015

	SUBACCOUNTS
	ProFund VP Consumer Services	ProFund VP Consumer Goods Portfolio	ProFund VP Financials	ProFund VP Health Care	ProFund VP Industrials
	1/1/2015	1/1/2015	1/1/2015	1/1/2015	1/1/2015
	to	to	to	to	to
	12/31/2015	12/31/2015	12/31/2015	12/31/2015	12/31/2015

INVESTMENT INCOME
Dividend income	$—	$2,773	$2,673	$—	$320

EXPENSES
Charges to contract owners for assuming mortality
risk and expense risk and for administration	6,762	4,071	11,924	30,405	4,038
NET INVESTMENT INCOME (LOSS)	(6,762)	(1,298)	(9,251)	(30,405)	(3,718)

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
Capital gains distributions received	71,304	—	—	—	—
Net realized gain (loss) on shares redeemed	13,967	34,327	87,997	234,186	37,004
Net change in unrealized gain (loss) on investments	(68,586)	(23,284)	(107,353)	(133,151)	(49,263)
NET GAIN (LOSS) ON INVESTMENTS	16,685	11,043	(19,356)	101,035	(12,259)

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$9,923	$9,745	$(28,607)	$70,630	$(15,977)

The accompanying notes are an integral part of these financial statements.
A 17

FINANCIAL STATEMENTS OF
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF NET ASSETS
December 31, 2015

	SUBACCOUNTS
	ProFund VP Mid-Cap Growth	ProFund VP Mid-Cap Value	ProFund VP Real Estate	ProFund VP Small-Cap Growth	ProFund VP Small-Cap Value
ASSETS
Investment in the portfolios, at fair value	$575,434	$344,080	$531,833	$573,909	$208,973
Net Assets	$575,434	$344,080	$531,833	$573,909	$208,973

NET ASSETS, representing:
Accumulation units	$575,434	$344,080	$531,833	$573,909	$208,973
	$575,434	$344,080	$531,833	$573,909	$208,973

Units outstanding	36,589	24,617	39,738	32,933	14,418

Portfolio shares held	13,923	9,335	8,494	17,209	5,821
Portfolio net asset value per share	$41.33	$36.86	$62.61	$33.35	$35.90
Investment in portfolio shares, at cost	$605,081	$339,117	$468,401	$613,256	$220,976

STATEMENTS OF OPERATIONS
For the period ended December 31, 2015

	SUBACCOUNTS
	ProFund VP Mid-Cap Growth	ProFund VP Mid-Cap Value	ProFund VP Real Estate	ProFund VP Small-Cap Growth	ProFund VP Small-Cap Value
	1/1/2015	1/1/2015	1/1/2015	1/1/2015	1/1/2015
	to	to	to	to	to
	12/31/2015	12/31/2015	12/31/2015	12/31/2015	12/31/2015

INVESTMENT INCOME
Dividend income	$—	$702	$3,964	$—	$—

EXPENSES
Charges to contract owners for assuming mortality
risk and expense risk and for administration	10,290	7,248	9,389	7,940	6,476
NET INVESTMENT INCOME (LOSS)	(10,290)	(6,546)	(5,425)	(7,940)	(6,476)

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
Capital gains distributions received	113,134	25,233	—	103,006	32,600
Net realized gain (loss) on shares redeemed	(24,194)	50,624	54,105	(17,879)	(35,771)
Net change in unrealized gain (loss) on investments	(120,770)	(96,619)	(64,894)	(74,581)	(49,329)
NET GAIN (LOSS) ON INVESTMENTS	(31,830)	(20,762)	(10,789)	10,546	(52,500)

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$(42,120)	$(27,308)	$(16,214)	$2,606	$(58,976)

The accompanying notes are an integral part of these financial statements.
A 18

FINANCIAL STATEMENTS OF
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF NET ASSETS
December 31, 2015

	SUBACCOUNTS
	ProFund VP Telecommunications	ProFund VP Utilities	ProFund VP Large-Cap Growth	ProFund VP Large-Cap Value	AST Boston Partners Large-Cap Value Portfolio
ASSETS
Investment in the portfolios, at fair value	$101,940	$643,480	$1,109,388	$1,056,537	$77,722,137
Net Assets	$101,940	$643,480	$1,109,388	$1,056,537	$77,722,137

NET ASSETS, representing:
Accumulation units	$101,940	$643,480	$1,109,388	$1,056,537	$77,722,137
	$101,940	$643,480	$1,109,388	$1,056,537	$77,722,137

Units outstanding	8,492	45,311	67,267	84,850	5,423,171

Portfolio shares held	11,979	16,237	18,683	29,026	4,469,358
Portfolio net asset value per share	$8.51	$39.63	$59.38	$36.40	$17.39
Investment in portfolio shares, at cost	$97,276	$603,352	$848,882	$939,551	$62,235,461

STATEMENTS OF OPERATIONS
For the period ended December 31, 2015

	SUBACCOUNTS
	ProFund VP Telecommunications	ProFund VP Utilities	ProFund VP Large-Cap Growth	ProFund VP Large-Cap Value	AST Boston Partners Large-Cap Value Portfolio
	1/1/2015	1/1/2015	1/1/2015	1/1/2015	1/1/2015
	to	to	to	to	to
	12/31/2015	12/31/2015	12/31/2015	12/31/2015	12/31/2015

INVESTMENT INCOME
Dividend income	$1,855	$12,992	$—	$11,350	$—

EXPENSES
Charges to contract owners for assuming mortality
risk and expense risk and for administration	1,604	7,012	18,025	16,524	1,455,451
NET INVESTMENT INCOME (LOSS)	251	5,980	(18,025)	(5,174)	(1,455,451)

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
Capital gains distributions received	—	2,963	—	—	—
Net realized gain (loss) on shares redeemed	(49)	55,615	214,961	136,572	5,082,633
Net change in unrealized gain (loss) on investments	(571)	(125,509)	(165,024)	(226,697)	(9,425,711)
NET GAIN (LOSS) ON INVESTMENTS	(620)	(66,931)	49,937	(90,125)	(4,343,078)

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$(369)	$(60,951)	$31,912	$(95,299)	$(5,798,529)

The accompanying notes are an integral part of these financial statements.
A 19

FINANCIAL STATEMENTS OF
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF NET ASSETS
December 31, 2015

	SUBACCOUNTS
	AST Jennison Large-Cap Growth Portfolio	AST Bond Portfolio 2020	AST Bond Portfolio 2017	AST Bond Portfolio 2021	Wells Fargo VT International Equity Portfolio (Class 1)
ASSETS
Investment in the portfolios, at fair value	$176,172,813	$26,513,732	$73,907,716	$95,591,914	$307,407
Net Assets	$176,172,813	$26,513,732	$73,907,716	$95,591,914	$307,407

NET ASSETS, representing:
Accumulation units	$176,172,813	$26,513,732	$73,907,716	$95,591,914	$307,407
	$176,172,813	$26,513,732	$73,907,716	$95,591,914	$307,407

Units outstanding	9,403,773	2,183,676	6,710,477	7,667,275	19,989

Portfolio shares held	7,593,656	3,987,027	6,113,128	6,698,803	63,777
Portfolio net asset value per share	$23.20	$6.65	$12.09	$14.27	$4.82
Investment in portfolio shares, at cost	$137,609,860	$26,009,091	$72,680,661	$92,281,292	$305,122

STATEMENTS OF OPERATIONS
For the period ended December 31, 2015

	SUBACCOUNTS
	AST Jennison Large-Cap Growth Portfolio	AST Bond Portfolio 2020	AST Bond Portfolio 2017	AST Bond Portfolio 2021	Wells Fargo VT International Equity Portfolio (Class 1)
	1/1/2015	1/1/2015	1/1/2015	1/1/2015	1/1/2015
	to	to	to	to	to
	12/31/2015	12/31/2015	12/31/2015	12/31/2015	12/31/2015

INVESTMENT INCOME
Dividend income	$—	$—	$—	$—	$16,740

EXPENSES
Charges to contract owners for assuming mortality
risk and expense risk and for administration	2,595,570	523,186	1,516,622	2,117,531	6,613
NET INVESTMENT INCOME (LOSS)	(2,595,570)	(523,186)	(1,516,622)	(2,117,531)	10,127

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	10,250,016	635,932	817,718	3,124,383	15,084
Net change in unrealized gain (loss) on investments	4,051,015	(189,381)	(702,208)	(1,020,664)	(11,827)
NET GAIN (LOSS) ON INVESTMENTS	14,301,031	446,551	115,510	2,103,719	3,257

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$11,705,461	$(76,635)	$(1,401,112)	$(13,812)	$13,384

The accompanying notes are an integral part of these financial statements.
A 20

FINANCIAL STATEMENTS OF
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF NET ASSETS
December 31, 2015

	SUBACCOUNTS
	Wells Fargo VT Omega Growth Portfolio (Class 1)	Wells Fargo VT Small Cap Growth Portfolio (Class 1)	Wells Fargo VT Small Cap Value Portfolio (Class 1)	AST Bond Portfolio 2022	AST Quantitative Modeling Portfolio
ASSETS
Investment in the portfolios, at fair value	$839,800	$393,794	$805,899	$71,798,688	$738,461,884
Net Assets	$839,800	$393,794	$805,899	$71,798,688	$738,461,884

NET ASSETS, representing:
Accumulation units	$839,800	$393,794	$805,899	$71,798,688	$738,461,884
	$839,800	$393,794	$805,899	$71,798,688	$738,461,884

Units outstanding	273,879	23,493	64,804	6,111,253	60,583,576

Portfolio shares held	36,043	45,264	81,076	5,459,976	55,565,228
Portfolio net asset value per share	$23.30	$8.70	$9.94	$13.15	$13.29
Investment in portfolio shares, at cost	$813,338	$352,256	$652,623	$69,934,293	$652,677,926

STATEMENTS OF OPERATIONS
For the period ended December 31, 2015

	SUBACCOUNTS
	Wells Fargo VT Omega Growth Portfolio (Class 1)	Wells Fargo VT Small Cap Growth Portfolio (Class 1)	Wells Fargo VT Small Cap Value Portfolio (Class 1)	AST Bond Portfolio 2022	AST Quantitative Modeling Portfolio
	1/1/2015	1/1/2015	1/1/2015	1/1/2015	1/1/2015
	to	to	to	to	to
	12/31/2015	12/31/2015	12/31/2015	12/31/2015	12/31/2015

INVESTMENT INCOME
Dividend income	$—	$—	$5,324	$—	$—

EXPENSES
Charges to contract owners for assuming mortality
risk and expense risk and for administration	16,666	7,441	15,654	1,311,941	10,673,164
NET INVESTMENT INCOME (LOSS)	(16,666)	(7,441)	(10,330)	(1,311,941)	(10,673,164)

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
Capital gains distributions received	173,503	52,692	—	—	—
Net realized gain (loss) on shares redeemed	13,309	18,839	34,794	1,555,582	4,747,150
Net change in unrealized gain (loss) on investments	(171,841)	(76,597)	(143,175)	(273,163)	(7,070,690)
NET GAIN (LOSS) ON INVESTMENTS	14,971	(5,066)	(108,381)	1,282,419	(2,323,540)

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$(1,695)	$(12,507)	$(118,711)	$(29,522)	$(12,996,704)

The accompanying notes are an integral part of these financial statements.
A 21

FINANCIAL STATEMENTS OF
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF NET ASSETS
December 31, 2015

	SUBACCOUNTS
	AST BlackRock Global Strategies Portfolio	Wells Fargo VT Opportunity Fund (Class 1)	AST Prudential Core Bond Portfolio	AST Neuberger Berman Core Bond Portfolio	AST Bond Portfolio 2023
ASSETS
Investment in the portfolios, at fair value	$1,772,066,560	$1,445,765	$214,505,032	$—	$8,653,401
Net Assets	$1,772,066,560	$1,445,765	$214,505,032	$—	$8,653,401

NET ASSETS, representing:
Accumulation units	$1,772,066,560	$1,445,765	$214,505,032	$—	$8,653,401
	$1,772,066,560	$1,445,765	$214,505,032	$—	$8,653,401

Units outstanding	163,921,893	88,703	20,329,528	—	853,847

Portfolio shares held	152,239,395	57,831	19,203,673	—	786,673
Portfolio net asset value per share	$11.64	$25.00	$11.17	$—	$11.00
Investment in portfolio shares, at cost	$1,571,089,195	$1,057,127	$209,087,940	$—	$7,817,718

STATEMENTS OF OPERATIONS
For the period ended December 31, 2015

	SUBACCOUNTS
	AST BlackRock Global Strategies Portfolio	Wells Fargo VT Opportunity Fund (Class 1)	AST Prudential Core Bond Portfolio	AST Neuberger Berman Core Bond Portfolio	AST Bond Portfolio 2023
	1/1/2015	1/1/2015	1/1/2015	1/1/2015	1/1/2015
	to	to	to	to	to
	12/31/2015	12/31/2015	12/31/2015	10/16/2015**	12/31/2015

INVESTMENT INCOME
Dividend income	$—	$6,203	$—	$—	$—

EXPENSES
Charges to contract owners for assuming mortality
risk and expense risk and for administration	29,889,432	26,831	2,847,570	812,077	631,811
NET INVESTMENT INCOME (LOSS)	(29,889,432)	(20,628)	(2,847,570)	(812,077)	(631,811)

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
Capital gains distributions received	—	159,257	—	—	—
Net realized gain (loss) on shares redeemed	27,185,893	49,023	1,705,673	2,219,714	8,235,527
Net change in unrealized gain (loss) on investments	(83,972,154)	(255,309)	(2,565,954)	(1,610,832)	(7,050,635)
NET GAIN (LOSS) ON INVESTMENTS	(56,786,261)	(47,029)	(860,281)	608,882	1,184,892

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$(86,675,693)	$(67,657)	$(3,707,851)	$(203,195)	$553,081

**Date subaccount was no longer available for investment.

The accompanying notes are an integral part of these financial statements.
A 22

FINANCIAL STATEMENTS OF
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF NET ASSETS
December 31, 2015

	SUBACCOUNTS
	AST Franklin Templeton Founding Funds Allocation Portfolio	AST New Discovery Asset Allocation Portfolio	AST Western Asset Emerging Markets Debt Portfolio	AST MFS Large-Cap Value Portfolio	AST Bond Portfolio 2024
ASSETS
Investment in the portfolios, at fair value	$—	$507,612,527	$3,176,294	$50,149,866	$3,631,886
Net Assets	$—	$507,612,527	$3,176,294	$50,149,866	$3,631,886

NET ASSETS, representing:
Accumulation units	$—	$507,612,527	$3,176,294	$50,149,866	$3,631,886
	$—	$507,612,527	$3,176,294	$50,149,866	$3,631,886

Units outstanding	—	42,484,679	350,145	3,551,338	367,737

Portfolio shares held	—	39,875,297	336,829	3,321,183	345,894
Portfolio net asset value per share	$—	$12.73	$9.43	$15.10	$10.50
Investment in portfolio shares, at cost	$—	$456,214,196	$3,324,964	$47,826,390	$3,298,827

STATEMENTS OF OPERATIONS
For the period ended December 31, 2015

	SUBACCOUNTS
	AST Franklin Templeton Founding Funds Allocation Portfolio	AST New Discovery Asset Allocation Portfolio	AST Western Asset Emerging Markets Debt Portfolio	AST MFS Large-Cap Value Portfolio	AST Bond Portfolio 2024
	1/1/2015	1/1/2015	1/1/2015	1/1/2015	1/1/2015
	to	to	to	to	to
	10/16/2015**	12/31/2015	12/31/2015	12/31/2015	12/31/2015

INVESTMENT INCOME
Dividend income	$—	$—	$—	$—	$—

EXPENSES
Charges to contract owners for assuming mortality
risk and expense risk and for administration	39,039,952	7,946,335	34,986	611,532	359,463
NET INVESTMENT INCOME (LOSS)	(39,039,952)	(7,946,335)	(34,986)	(611,532)	(359,463)

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	613,352,455	8,914,447	(33,923)	945,434	3,973,575
Net change in unrealized gain (loss) on investments	(707,499,308)	(16,453,296)	(72,298)	(1,364,742)	(3,289,030)
NET GAIN (LOSS) ON INVESTMENTS	(94,146,853)	(7,538,849)	(106,221)	(419,308)	684,545

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$(133,186,805)	$(15,485,184)	$(141,207)	$(1,030,840)	$325,082

**Date subaccount was no longer available for investment.

The accompanying notes are an integral part of these financial statements.
A 23

FINANCIAL STATEMENTS OF
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF NET ASSETS
December 31, 2015

	SUBACCOUNTS
	AST AQR Emerging Markets Equity Portfolio	AST ClearBridge Dividend Growth Portfolio	AST QMA Emerging Markets Equity Portfolio	AST Multi-Sector Fixed Income Portfolio	AST BlackRock iShares ETF Portfolio
ASSETS
Investment in the portfolios, at fair value	$3,695,049	$55,947,468	$2,999,378	$4,067,263,994	$245,655,740
Net Assets	$3,695,049	$55,947,468	$2,999,378	$4,067,263,994	$245,655,740

NET ASSETS, representing:
Accumulation units	$3,695,049	$55,947,468	$2,999,378	$4,067,263,994	$245,655,740
	$3,695,049	$55,947,468	$2,999,378	$4,067,263,994	$245,655,740

Units outstanding	453,887	4,530,041	387,464	412,304,763	23,213,095

Portfolio shares held	440,937	4,316,934	379,668	390,332,437	22,271,599
Portfolio net asset value per share	$8.38	$12.96	$7.90	$10.42	$11.03
Investment in portfolio shares, at cost	$4,356,289	$54,804,914	$3,587,199	$4,038,826,908	$239,375,266

STATEMENTS OF OPERATIONS
For the period ended December 31, 2015

	SUBACCOUNTS
	AST AQR Emerging Markets Equity Portfolio	AST ClearBridge Dividend Growth Portfolio	AST QMA Emerging Markets Equity Portfolio	AST Multi-Sector Fixed Income Portfolio	AST BlackRock iShares ETF Portfolio
	1/1/2015	1/1/2015	1/1/2015	1/1/2015	1/1/2015
	to	to	to	to	to
	12/31/2015	12/31/2015	12/31/2015	12/31/2015	12/31/2015

INVESTMENT INCOME
Dividend income	$—	$—	$—	$—	$—

EXPENSES
Charges to contract owners for assuming mortality
risk and expense risk and for administration	37,636	992,622	31,454	61,890,176	3,450,487
NET INVESTMENT INCOME (LOSS)	(37,636)	(992,622)	(31,454)	(61,890,176)	(3,450,487)

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	(216,132)	1,099,376	(55,675)	(7,182)	786,869
Net change in unrealized gain (loss) on investments	(588,570)	(3,671,991)	(517,853)	(116,825,779)	(1,296,693)
NET GAIN (LOSS) ON INVESTMENTS	(804,702)	(2,572,615)	(573,528)	(116,832,961)	(509,824)

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$(842,338)	$(3,565,237)	$(604,982)	$(178,723,137)	$(3,960,311)

The accompanying notes are an integral part of these financial statements.
A 24

FINANCIAL STATEMENTS OF
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF NET ASSETS
December 31, 2015

	SUBACCOUNTS
	AST Franklin Templeton Founding Funds Plus Portfolio	AST Defensive Asset Allocation Portfolio	AST AQR Large-Cap Portfolio	AST QMA Large-Cap Portfolio	AST Bond Portfolio 2025
ASSETS
Investment in the portfolios, at fair value	$—	$286,279,890	$6,684,231	$5,750,774	$206,638,270
Net Assets	$—	$286,279,890	$6,684,231	$5,750,774	$206,638,270

NET ASSETS, representing:
Accumulation units	$—	$286,279,890	$6,684,231	$5,750,774	$206,638,270
	$—	$286,279,890	$6,684,231	$5,750,774	$206,638,270

Units outstanding	—	29,033,066	520,998	446,384	18,385,955

Portfolio shares held	—	27,821,175	493,301	416,120	17,601,216
Portfolio net asset value per share	$—	$10.29	$13.55	$13.82	$11.74
Investment in portfolio shares, at cost	$—	$282,889,733	$6,502,732	$5,685,940	$203,357,956

STATEMENTS OF OPERATIONS
For the period ended December 31, 2015

	SUBACCOUNTS
	AST Franklin Templeton Founding Funds Plus Portfolio	AST Defensive Asset Allocation Portfolio	AST AQR Large-Cap Portfolio	AST QMA Large-Cap Portfolio	AST Bond Portfolio 2025
	1/1/2015	1/1/2015	1/1/2015	1/1/2015	1/1/2015
	to	to	to	to	to
	10/16/2015**	12/31/2015	12/31/2015	12/31/2015	12/31/2015

INVESTMENT INCOME
Dividend income	$—	$—	$—	$—	$—

EXPENSES
Charges to contract owners for assuming mortality
risk and expense risk and for administration	8,786,381	3,647,940	66,634	40,808	3,296,961
NET INVESTMENT INCOME (LOSS)	(8,786,381)	(3,647,940)	(66,634)	(40,808)	(3,296,961)

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	(4,847,121)	1,410,862	61,396	73,372	3,114,969
Net change in unrealized gain (loss) on investments	(24,415,820)	(2,090,367)	5,403	(41,603)	2,137,146
NET GAIN (LOSS) ON INVESTMENTS	(29,262,941)	(679,505)	66,799	31,769	5,252,115

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$(38,049,322)	$(4,327,445)	$165	$(9,039)	$1,955,154

**Date subaccount was no longer available for investment.

The accompanying notes are an integral part of these financial statements.
A 25

FINANCIAL STATEMENTS OF
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF NET ASSETS
December 31, 2015

	SUBACCOUNTS
	AST T. Rowe Price Growth Opportunities Portfolio	AST Goldman Sachs Global Growth Allocation Portfolio	AST T. Rowe Price Diversified Real Growth Portfolio	AST Prudential Flexible Multi-Strategy Portfolio	AST BlackRock Multi-Asset Income Portfolio
ASSETS
Investment in the portfolios, at fair value	$527,805,997	$15,774,134	$23,321,129	$35,130,981	$19,534,879
Net Assets	$527,805,997	$15,774,134	$23,321,129	$35,130,981	$19,534,879

NET ASSETS, representing:
Accumulation units	$527,805,997	$15,774,134	$23,321,129	$35,130,981	$19,534,879
	$527,805,997	$15,774,134	$23,321,129	$35,130,981	$19,534,879

Units outstanding	50,130,867	1,563,435	2,274,694	3,374,462	2,047,834

Portfolio shares held	48,735,549	1,548,001	2,246,737	3,317,373	2,034,883
Portfolio net asset value per share	$10.83	$10.19	$10.38	$10.59	$9.60
Investment in portfolio shares, at cost	$519,736,018	$16,138,464	$23,744,388	$35,780,935	$20,253,329

STATEMENTS OF OPERATIONS
For the period ended December 31, 2015

	SUBACCOUNTS
	AST T. Rowe Price Growth Opportunities Portfolio	AST Goldman Sachs Global Growth Allocation Portfolio	AST T. Rowe Price Diversified Real Growth Portfolio	AST Prudential Flexible Multi-Strategy Portfolio	AST BlackRock Multi-Asset Income Portfolio
	1/1/2015	1/1/2015	1/1/2015	1/1/2015	1/1/2015
	to	to	to	to	to
	12/31/2015	12/31/2015	12/31/2015	12/31/2015	12/31/2015

INVESTMENT INCOME
Dividend income	$—	$—	$—	$—	$—

EXPENSES
Charges to contract owners for assuming mortality
risk and expense risk and for administration	6,149,930	68,680	114,936	131,713	104,388
NET INVESTMENT INCOME (LOSS)	(6,149,930)	(68,680)	(114,936)	(131,713)	(104,388)

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	(144,441)	(70,075)	(90,616)	(33,895)	(235,728)
Net change in unrealized gain (loss) on investments	1,582,376	(373,032)	(437,487)	(709,947)	(678,008)
NET GAIN (LOSS) ON INVESTMENTS	1,437,935	(443,107)	(528,103)	(743,842)	(913,736)

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$(4,711,995)	$(511,787)	$(643,039)	$(875,555)	$(1,018,124)

The accompanying notes are an integral part of these financial statements.
A 26

FINANCIAL STATEMENTS OF
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF NET ASSETS
December 31, 2015

	SUBACCOUNTS
	AST Franklin Templeton K2 Global Absolute Return Portfolio	AST Managed Equity Portfolio	AST Managed Fixed Income Portfolio	AST FQ Absolute Return Currency Portfolio	AST Jennison Global Infrastructure Portfolio
ASSETS
Investment in the portfolios, at fair value	$10,494,494	$10,253,599	$15,431,517	$642,335	$1,976,206
Net Assets	$10,494,494	$10,253,599	$15,431,517	$642,335	$1,976,206

NET ASSETS, representing:
Accumulation units	$10,494,494	$10,253,599	$15,431,517	$642,335	$1,976,206
	$10,494,494	$10,253,599	$15,431,517	$642,335	$1,976,206

Units outstanding	1,127,233	1,017,276	1,573,821	70,527	212,801

Portfolio shares held	1,120,010	1,007,230	1,557,166	69,895	210,908
Portfolio net asset value per share	$9.37	$10.18	$9.91	$9.19	$9.37
Investment in portfolio shares, at cost	$10,821,763	$10,520,402	$15,676,586	$642,063	$2,145,237

STATEMENTS OF OPERATIONS
For the period ended December 31, 2015

	SUBACCOUNTS
	AST Franklin Templeton K2 Global Absolute Return Portfolio	AST Managed Equity Portfolio	AST Managed Fixed Income Portfolio	AST FQ Absolute Return Currency Portfolio	AST Jennison Global Infrastructure Portfolio
	1/1/2015	1/1/2015	1/1/2015	1/1/2015	1/1/2015
	to	to	to	to	to
	12/31/2015	12/31/2015	12/31/2015	12/31/2015	12/31/2015

INVESTMENT INCOME
Dividend income	$—	$—	$—	$—	$—

EXPENSES
Charges to contract owners for assuming mortality
risk and expense risk and for administration	37,019	38,938	73,615	3,203	8,971
NET INVESTMENT INCOME (LOSS)	(37,019)	(38,938)	(73,615)	(3,203)	(8,971)

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	(50,951)	(24,498)	(43,567)	(14,690)	(60,085)
Net change in unrealized gain (loss) on investments	(302,903)	(281,234)	(223,593)	5,986	(163,970)
NET GAIN (LOSS) ON INVESTMENTS	(353,854)	(305,732)	(267,160)	(8,704)	(224,055)

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$(390,873)	$(344,670)	$(340,775)	$(11,907)	$(233,026)

The accompanying notes are an integral part of these financial statements.
A 27

FINANCIAL STATEMENTS OF
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF NET ASSETS
December 31, 2015

	SUBACCOUNTS
	AST Goldman Sachs Strategic Income Portfolio	AST Legg Mason Diversified Growth Portfolio	AST Bond Portfolio 2026	AST AB Global Bond Portfolio	AST Goldman Sachs Global Income Portfolio
ASSETS
Investment in the portfolios, at fair value	$2,613,060	$71,145,806	$26,041,796	$353,700	$268,241
Net Assets	$2,613,060	$71,145,806	$26,041,796	$353,700	$268,241

NET ASSETS, representing:
Accumulation units	$2,613,060	$71,145,806	$26,041,796	$353,700	$268,241
	$2,613,060	$71,145,806	$26,041,796	$353,700	$268,241

Units outstanding	276,304	7,329,717	2,626,136	35,245	26,546

Portfolio shares held	273,619	7,208,288	2,573,300	35,089	26,454
Portfolio net asset value per share	$9.55	$9.87	$10.12	$10.08	$10.14
Investment in portfolio shares, at cost	$2,655,299	$72,582,673	$25,692,469	$355,112	$268,648

STATEMENTS OF OPERATIONS
For the period ended December 31, 2015

	SUBACCOUNTS
	AST Goldman Sachs Strategic Income Portfolio	AST Legg Mason Diversified Growth Portfolio	AST Bond Portfolio 2026	AST AB Global Bond Portfolio	AST Goldman Sachs Global Income Portfolio
	1/1/2015	1/1/2015	1/2/2015*	7/13/2015*	7/13/2015*
	to	to	to	to	to
	12/31/2015	12/31/2015	12/31/2015	12/31/2015	12/31/2015

INVESTMENT INCOME
Dividend income	$—	$—	$—	$—	$—

EXPENSES
Charges to contract owners for assuming mortality
risk and expense risk and for administration	13,811	595,036	333,005	383	260
NET INVESTMENT INCOME (LOSS)	(13,811)	(595,036)	(333,005)	(383)	(260)

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	(19,037)	(12,407)	302,578	42	(1)
Net change in unrealized gain (loss) on investments	(28,863)	(1,459,868)	349,326	(1,412)	(406)
NET GAIN (LOSS) ON INVESTMENTS	(47,900)	(1,472,275)	651,904	(1,370)	(407)

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$(61,711)	$(2,067,311)	$318,899	$(1,753)	$(667)

*Date subaccount became available for investment.

The accompanying notes are an integral part of these financial statements.
A 28

FINANCIAL STATEMENTS OF
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF NET ASSETS
December 31, 2015

	SUBACCOUNTS
	AST Morgan Stanley Multi-Asset Portfolio	AST Wellington Management Global Bond Portfolio	AST Neuberger Berman Long/Short Portfolio	AST Wellington Management Real Total Return Portfolio	AST QMA International Core Equity Portfolio
ASSETS
Investment in the portfolios, at fair value	$262,713	$301,702	$569,304	$473,108	$686,716
Net Assets	$262,713	$301,702	$569,304	$473,108	$686,716

NET ASSETS, representing:
Accumulation units	$262,713	$301,702	$569,304	$473,108	$686,716
	$262,713	$301,702	$569,304	$473,108	$686,716

Units outstanding	27,820	29,892	59,495	50,001	73,164

Portfolio shares held	27,771	29,783	59,488	50,224	67,391
Portfolio net asset value per share	$9.46	$10.13	$9.57	$9.42	$10.19
Investment in portfolio shares, at cost	$267,959	$302,180	$576,971	$478,436	$692,236

STATEMENTS OF OPERATIONS
For the period ended December 31, 2015

	SUBACCOUNTS
	AST Morgan Stanley Multi-Asset Portfolio	AST Wellington Management Global Bond Portfolio	AST Neuberger Berman Long/Short Portfolio	AST Wellington Management Real Total Return Portfolio	AST QMA International Core Equity Portfolio
	7/13/2015*	7/13/2015*	7/13/2015*	7/13/2015*	7/13/2015*
	to	to	to	to	to
	12/31/2015	12/31/2015	12/31/2015	12/31/2015	12/31/2015

INVESTMENT INCOME
Dividend income	$—	$—	$—	$—	$—

EXPENSES
Charges to contract owners for assuming mortality
risk and expense risk and for administration	348	286	748	558	597
NET INVESTMENT INCOME (LOSS)	(348)	(286)	(748)	(558)	(597)

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	(1,253)	1	(639)	(1,818)	(90)
Net change in unrealized gain (loss) on investments	(5,246)	(478)	(7,666)	(5,329)	(5,521)
NET GAIN (LOSS) ON INVESTMENTS	(6,499)	(477)	(8,305)	(7,147)	(5,611)

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$(6,847)	$(763)	$(9,053)	$(7,705)	$(6,208)

*Date subaccount became available for investment.

The accompanying notes are an integral part of these financial statements.
A 29

FINANCIAL STATEMENTS OF
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF NET ASSETS
December 31, 2015

	SUBACCOUNTS
	AST Managed Alternatives Portfolio	AST Emerging Managers Diversified Portfolio	AST Columbia Adaptive Risk Allocation Portfolio	AST IVY Asset Strategy Portfolio	Blackrock Global Allocation V.I. Fund (Class 3)
ASSETS
Investment in the portfolios, at fair value	$968,256	$395,854	$1,719,440	$1,453,376	$5,541,593
Net Assets	$968,256	$395,854	$1,719,440	$1,453,376	$5,541,593

NET ASSETS, representing:
Accumulation units	$968,256	$395,854	$1,719,440	$1,453,376	$5,541,593
	$968,256	$395,854	$1,719,440	$1,453,376	$5,541,593

Units outstanding	99,816	40,649	178,446	158,458	555,957

Portfolio shares held	100,026	40,684	178,365	158,666	424,969
Portfolio net asset value per share	$9.68	$9.73	$9.64	$9.16	$13.04
Investment in portfolio shares, at cost	$978,889	$397,595	$1,748,323	$1,475,547	$5,881,183

STATEMENTS OF OPERATIONS
For the period ended December 31, 2015

	SUBACCOUNTS
	AST Managed Alternatives Portfolio	AST Emerging Managers Diversified Portfolio	AST Columbia Adaptive Risk Allocation Portfolio	AST IVY Asset Strategy Portfolio	Blackrock Global Allocation V.I. Fund (Class 3)
	7/13/2015*	7/13/2015*	7/13/2015*	7/13/2015*	8/24/2015*
	to	to	to	to	to
	12/31/2015	12/31/2015	12/31/2015	12/31/2015	12/31/2015

INVESTMENT INCOME
Dividend income	$—	$—	$—	$—	$34,884

EXPENSES
Charges to contract owners for assuming mortality
risk and expense risk and for administration	921	315	1,449	1,444	4,283
NET INVESTMENT INCOME (LOSS)	(921)	(315)	(1,449)	(1,444)	30,601

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
Capital gains distributions received	—	—	—	—	276,727
Net realized gain (loss) on shares redeemed	(363)	35	(976)	(3,041)	(127)
Net change in unrealized gain (loss) on investments	(10,633)	(1,740)	(28,884)	(22,170)	(339,590)
NET GAIN (LOSS) ON INVESTMENTS	(10,996)	(1,705)	(29,860)	(25,211)	(62,990)

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$(11,917)	$(2,020)	$(31,309)	$(26,655)	$(32,389)

*Date subaccount became available for investment.

The accompanying notes are an integral part of these financial statements.
A 30

FINANCIAL STATEMENTS OF
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF NET ASSETS
December 31, 2015

SUBACCOUNTS
JP Morgan Insurance Trust Income Builder Portfolio (Class 2)
ASSETS
Investment in the portfolios, at fair value	$1,218,011
Net Assets	$1,218,011

NET ASSETS, representing:
Accumulation units	$1,218,011
$1,218,011

Units outstanding	121,950

Portfolio shares held	126,481
Portfolio net asset value per share	$9.63
Investment in portfolio shares, at cost	$1,250,425

STATEMENTS OF OPERATIONS
For the period ended December 31, 2015

SUBACCOUNTS
JP Morgan Insurance Trust Income Builder Portfolio (Class 2)
8/24/2015*
to
12/31/2015

INVESTMENT INCOME
Dividend income	$23,271

EXPENSES
Charges to contract owners for assuming mortality
risk and expense risk and for administration	681
NET INVESTMENT INCOME (LOSS)	22,590

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
Capital gains distributions received	1,136
Net realized gain (loss) on shares redeemed	(58)
Net change in unrealized gain (loss) on investments	(32,415)
NET GAIN (LOSS) ON INVESTMENTS	(31,337)

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$(8,747)
*Date subaccount became available for investment.

The accompanying notes are an integral part of these financial statements.
A 31

FINANCIAL STATEMENTS OF
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2015

	SUBACCOUNTS
	Prudential Money Market Portfolio	Prudential Diversified Bond Portfolio	Prudential Equity Portfolio (Class I)	Prudential Flexible Managed Portfolio	Prudential Conservative Balanced Portfolio
	1/1/2015	1/1/2015	1/1/2015	1/1/2015	1/1/2015
	to	to	to	to	to
	12/31/2015	12/31/2015	12/31/2015	12/31/2015	12/31/2015

OPERATIONS
Net investment income (loss)	$(1,688,842)	$(2,421,302)	$(2,769,870)	$(184,565)	$(244,346)
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	—	1,283,677	9,481,204	555,039	1,086,298
Net change in unrealized gain (loss) on investments	—	(1,508,125)	(4,773,508)	(416,689)	(994,739)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	(1,688,842)	(2,645,750)	1,937,826	(46,215)	(152,787)

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	1,490,965	506,337	557,354	37,671	95,695
Annuity payments	(1,850,694)	(1,645,657)	(1,465,094)	(678)	(600,783)
Surrenders, withdrawals and death benefits	(24,443,316)	(19,187,414)	(21,690,987)	(1,775,772)	(2,386,089)
Net transfers between other subaccounts
or fixed rate option	9,988,275	(969,890)	(3,144,828)	95,466	(86,941)
Other charges	(140,834)	(47,967)	(166,644)	—	(8,245)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	(14,955,604)	(21,344,591)	(25,910,199)	(1,643,313)	(2,986,363)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(16,644,446)	(23,990,341)	(23,972,373)	(1,689,528)	(3,139,150)

NET ASSETS
Beginning of period	123,829,847	183,884,372	202,450,898	13,885,768	18,808,198
End of period	$107,185,401	$159,894,031	$178,478,525	$12,196,240	$15,669,048

Beginning units	105,488,489	72,636,072	71,106,864	5,009,097	7,301,716
Units issued	31,638,466	2,614,145	1,593,497	104,621	207,918
Units redeemed	(44,567,674)	(11,039,381)	(10,605,179)	(697,031)	(1,365,873)
Ending units	92,559,281	64,210,836	62,095,182	4,416,687	6,143,761

The accompanying notes are an integral part of these financial statements.
A 32

FINANCIAL STATEMENTS OF
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2015

	SUBACCOUNTS
	Prudential Value Portfolio (Class I)	Prudential High Yield Bond Portfolio	Prudential Natural Resources Portfolio (Class I)	Prudential Stock Index Portfolio	Prudential Global Portfolio
	1/1/2015	1/1/2015	1/1/2015	1/1/2015	1/1/2015
	to	to	to	to	to
	12/31/2015	12/31/2015	12/31/2015	12/31/2015	12/31/2015

OPERATIONS
Net investment income (loss)	$(4,081,202)	$7,858,655	$(64,804)	$30,142	$(882,914)
Capital gains distributions received	—	—	—	3,581,691	—
Net realized gain (loss) on shares redeemed	10,096,462	(1,201,863)	(196,160)	13,360,733	1,942,557
Net change in unrealized gain (loss) on investments	(32,224,478)	(12,574,788)	(1,182,801)	(17,691,347)	(465,520)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	(26,209,218)	(5,917,996)	(1,443,765)	(718,781)	594,123

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	855,211	772,545	8,170	1,426,671	315,331
Annuity payments	(1,622,718)	(1,339,613)	(51,809)	(1,471,598)	(154,695)
Surrenders, withdrawals and death benefits	(28,833,008)	(19,529,335)	(533,172)	(29,331,043)	(4,966,930)
Net transfers between other subaccounts
or fixed rate option	(1,903,799)	(1,947,861)	(132,887)	(3,416,253)	(391,422)
Other charges	(383,204)	(233,633)	—	(356,202)	(74,242)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	(31,887,518)	(22,277,897)	(709,698)	(33,148,425)	(5,271,958)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(58,096,736)	(28,195,893)	(2,153,463)	(33,867,206)	(4,677,835)

NET ASSETS
Beginning of period	296,460,515	178,308,731	5,550,543	310,970,803	60,957,519
End of period	$238,363,779	$150,112,838	$3,397,080	$277,103,597	$56,279,684

Beginning units	99,749,309	42,176,156	903,400	114,421,833	27,386,565
Units issued	3,961,065	1,336,135	29,495	4,974,841	1,282,577
Units redeemed	(14,915,113)	(6,570,777)	(152,120)	(17,421,401)	(3,589,642)
Ending units	88,795,261	36,941,514	780,775	101,975,273	25,079,500

The accompanying notes are an integral part of these financial statements.
A 33

FINANCIAL STATEMENTS OF
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2015

	SUBACCOUNTS
	Prudential Jennison Portfolio (Class I)	Prudential Small Capitalization Stock Portfolio	T. Rowe Price International Stock Portfolio	T. Rowe Price Equity Income Portfolio (Investor Class)	Invesco V.I. Core Equity Fund
	1/1/2015	1/1/2015	1/1/2015	1/1/2015	1/1/2015
	to	to	to	to	to
	12/31/2015	12/31/2015	12/31/2015	12/31/2015	12/31/2015

OPERATIONS
Net investment income (loss)	$(4,346,574)	$(821,616)	$(99,382)	$272,502	$(243,917)
Capital gains distributions received	—	—	369,433	1,388,756	8,509,149
Net realized gain (loss) on shares redeemed	21,778,309	3,189,425	366,642	2,784,818	3,926,127
Net change in unrealized gain (loss) on investments	10,846,730	(4,378,456)	(1,048,417)	(10,213,599)	(18,087,204)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	28,278,465	(2,010,647)	(411,724)	(5,767,523)	(5,895,845)

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	814,470	126,108	56,105	95,916	194,434
Annuity payments	(1,339,406)	(190,365)	(120,879)	(436,810)	(575,311)
Surrenders, withdrawals and death benefits	(29,898,734)	(5,818,241)	(1,650,973)	(6,189,946)	(8,487,479)
Net transfers between other subaccounts
or fixed rate option	(7,226,224)	(95,968)	467,092	(960,605)	(744,439)
Other charges	(278,195)	(12,858)	(5,161)	(16,782)	(29,064)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	(37,928,089)	(5,991,324)	(1,253,816)	(7,508,227)	(9,641,859)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(9,649,624)	(8,001,971)	(1,665,540)	(13,275,750)	(15,537,704)

NET ASSETS
Beginning of period	296,938,124	61,806,529	20,257,223	74,911,907	90,740,425
End of period	$287,288,500	$53,804,558	$18,591,683	$61,636,157	$75,202,721

Beginning units	103,662,544	13,549,571	12,524,392	23,102,223	33,856,822
Units issued	3,351,717	473,853	733,385	853,648	676,663
Units redeemed	(16,137,262)	(1,778,131)	(1,517,358)	(3,289,137)	(4,350,743)
Ending units	90,876,999	12,245,293	11,740,419	20,666,734	30,182,742

The accompanying notes are an integral part of these financial statements.
A 34

FINANCIAL STATEMENTS OF
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2015

	SUBACCOUNTS
	Janus Aspen Janus Portfolio (Institutional Shares)	Janus Aspen Overseas Portfolio (Institutional Shares)	MFS Research Series (Initial Class)	MFS Growth Series (Initial Class)	American Century VP Value Fund (Class I)
	1/1/2015	1/1/2015	1/1/2015	1/1/2015	1/1/2015
	to	to	to	to	to
	12/31/2015	12/31/2015	12/31/2015	12/31/2015	12/31/2015

OPERATIONS
Net investment income (loss)	$(473,344)	$(577,782)	$(128,834)	$(748,367)	$201,528
Capital gains distributions received	11,075,477	2,068,326	1,446,883	3,251,176	—
Net realized gain (loss) on shares redeemed	1,915,477	(214,688)	903,688	3,041,262	1,308,814
Net change in unrealized gain (loss) on investments	(10,016,379)	(8,138,796)	(2,311,094)	(1,964,061)	(2,984,120)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	2,501,231	(6,862,940)	(89,357)	3,580,010	(1,473,778)

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	85,638	187,550	29,703	206,134	32,445
Annuity payments	(294,790)	(445,359)	(156,793)	(235,477)	(129,490)
Surrenders, withdrawals and death benefits	(6,385,208)	(6,523,776)	(1,884,081)	(5,874,438)	(2,651,817)
Net transfers between other subaccounts
or fixed rate option	(1,716,195)	91,391	(61,774)	(488,667)	(1,567,626)
Other charges	(21,760)	(22,451)	(6,722)	(20,350)	(6,552)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	(8,332,315)	(6,712,645)	(2,079,667)	(6,412,798)	(4,323,040)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(5,831,084)	(13,575,585)	(2,169,024)	(2,832,788)	(5,796,818)

NET ASSETS
Beginning of period	62,899,948	75,535,811	20,287,552	61,530,762	30,777,889
End of period	$57,068,864	$61,960,226	$18,118,528	$58,697,974	$24,981,071

Beginning units	25,153,673	22,927,785	7,640,572	22,311,087	9,537,603
Units issued	474,809	1,117,277	236,038	701,638	318,894
Units redeemed	(3,689,509)	(3,196,447)	(1,012,048)	(2,982,088)	(1,692,083)
Ending units	21,938,973	20,848,615	6,864,562	20,030,637	8,164,414

The accompanying notes are an integral part of these financial statements.
A 35

FINANCIAL STATEMENTS OF
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2015

	SUBACCOUNTS
	Franklin Small-Mid Cap Growth VIP Fund (Class 2)	Prudential Jennison 20/20 Focus Portfolio (Class I)	Davis Value Portfolio	AB VPS Large Cap Growth Portfolio (Class B)	Prudential SP Small Cap Value Portfolio (Class I)
	1/1/2015	1/1/2015	1/1/2015	1/1/2015	1/1/2015
	to	to	to	to	to
	12/31/2015	12/31/2015	12/31/2015	12/31/2015	12/31/2015

OPERATIONS
Net investment income (loss)	$(390,074)	$(680,055)	$(174,555)	$(112,386)	$(1,532,176)
Capital gains distributions received	6,697,937	—	3,990,725	737,211	—
Net realized gain (loss) on shares redeemed	(82,165)	3,017,492	161,659	401,847	5,473,396
Net change in unrealized gain (loss) on investments	(7,180,911)	(34,959)	(3,885,013)	(311,491)	(10,443,091)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	(955,213)	2,302,478	92,816	715,181	(6,501,871)

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	25,333	63,230	29,232	47	236,175
Annuity payments	(194,912)	(244,437)	(386,663)	(5,730)	(297,480)
Surrenders, withdrawals and death benefits	(2,509,405)	(4,596,694)	(2,338,999)	(811,656)	(9,995,286)
Net transfers between other subaccounts
or fixed rate option	(93,774)	(885,656)	(921,328)	492,980	(1,560,261)
Other charges	(8,116)	(12,235)	(6,530)	(1,532)	(239,132)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	(2,780,874)	(5,675,792)	(3,624,288)	(325,891)	(11,855,984)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(3,736,087)	(3,373,314)	(3,531,472)	389,290	(18,357,855)

NET ASSETS
Beginning of period	28,451,462	49,919,625	28,795,407	7,691,429	104,078,768
End of period	$24,715,375	$46,546,311	$25,263,935	$8,080,719	$85,720,913

Beginning units	10,386,118	20,332,558	18,107,817	7,457,283	39,236,475
Units issued	394,784	564,772	350,404	905,896	1,544,076
Units redeemed	(1,384,544)	(2,807,022)	(2,600,791)	(1,196,138)	(6,085,758)
Ending units	9,396,358	18,090,308	15,857,430	7,167,041	34,694,793

The accompanying notes are an integral part of these financial statements.
A 36

FINANCIAL STATEMENTS OF
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2015

	SUBACCOUNTS
	Janus Aspen Janus Portfolio (Service Shares)	Prudential SP Prudential U.S. Emerging Growth Portfolio (Class I)	Prudential SP International Growth Portfolio (Class I)	Prudential SP International Value Portfolio	AST Goldman Sachs Large-Cap Value Portfolio
	1/1/2015	1/1/2015	1/1/2015	1/1/2015	1/1/2015
	to	to	to	to	to
	12/31/2015	12/31/2015	12/31/2015	4/24/2015**	12/31/2015

OPERATIONS
Net investment income (loss)	$(135,918)	$(1,932,553)	$(559,487)	$(175,758)	$(4,765,843)
Capital gains distributions received	2,051,727	—	—	—	—
Net realized gain (loss) on shares redeemed	659,241	7,790,585	88,822	1,198,955	12,654,880
Net change in unrealized gain (loss) on investments	(2,176,603)	(9,956,341)	1,220,428	2,300,575	(29,339,632)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	398,447	(4,098,309)	749,763	3,323,772	(21,450,595)

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	124,011	366,907	82,401	48,059	17,356,143
Annuity payments	(17,747)	(407,227)	(78,786)	—	(27,912)
Surrenders, withdrawals and death benefits	(1,010,826)	(12,617,668)	(4,729,090)	(1,514,753)	(19,739,079)
Net transfers between other subaccounts
or fixed rate option	(405,379)	(2,944,252)	165,345	(35,191,323)	290,335,870
Other charges	(31,503)	(311,192)	(85,652)	(33,170)	(3,010,122)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	(1,341,444)	(15,913,432)	(4,645,782)	(36,691,187)	284,914,900

TOTAL INCREASE (DECREASE) IN NET ASSETS	(942,997)	(20,011,741)	(3,896,019)	(33,367,415)	263,464,305

NET ASSETS
Beginning of period	11,421,964	127,550,881	35,458,947	33,367,415	259,462,977
End of period	$10,478,967	$107,539,140	$31,562,928	$—	$522,927,282

Beginning units	7,008,554	44,521,357	23,270,765	19,869,784	16,012,792
Units issued	441,498	1,621,237	1,210,732	361,752	25,361,269
Units redeemed	(1,297,444)	(6,917,261)	(4,016,024)	(20,231,536)	(6,535,017)
Ending units	6,152,608	39,225,333	20,465,473	—	34,839,044

**Date subaccount was no longer available for investment.

The accompanying notes are an integral part of these financial statements.
A 37

FINANCIAL STATEMENTS OF
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2015

	SUBACCOUNTS
	AST Schroders Multi-Asset World Strategies Portfolio	AST Cohen & Steers Realty Portfolio	AST J.P. Morgan Strategic Opportunities Portfolio	AST Herndon Large-Cap Value Portfolio	AST High Yield Portfolio
	1/1/2015	1/1/2015	1/1/2015	1/1/2015	1/1/2015
	to	to	to	to	to
	10/16/2015**	12/31/2015	12/31/2015	12/31/2015	12/31/2015

OPERATIONS
Net investment income (loss)	$(32,352,462)	$(4,016,535)	$(27,174,457)	$(2,227,705)	$(3,156,908)
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	400,615,431	17,209,647	42,189,679	7,666,614	5,345,004
Net change in unrealized gain (loss) on investments	(437,632,072)	(8,646,593)	(44,443,491)	(15,932,724)	(11,657,904)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	(69,369,103)	4,546,519	(29,428,269)	(10,493,815)	(9,469,808)

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	45,249,254	15,995,822	57,684,153	2,046,580	14,452,593
Annuity payments	(432,172)	(45,201)	(176,523)	(74,509)	(33,007)
Surrenders, withdrawals and death benefits	(72,911,353)	(15,810,613)	(65,438,349)	(6,824,642)	(15,194,367)
Net transfers between other subaccounts
or fixed rate option	(2,422,750,145)	(13,369,646)	(84,429,145)	(13,337,599)	(22,755,234)
Other charges	(19,749,477)	(2,124,173)	(15,970,091)	(1,159,304)	(1,499,691)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	(2,470,593,893)	(15,353,811)	(108,329,955)	(19,349,474)	(25,029,706)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(2,539,962,996)	(10,807,292)	(137,758,224)	(29,843,289)	(34,499,514)

NET ASSETS
Beginning of period	2,539,962,996	239,837,524	1,675,340,382	146,622,446	203,686,732
End of period	$—	$229,030,232	$1,537,582,158	$116,779,157	$169,187,218

Beginning units	199,888,655	13,311,892	130,504,071	9,863,434	15,527,480
Units issued	23,522,847	6,888,154	15,636,933	2,038,255	6,628,368
Units redeemed	(223,411,502)	(7,767,236)	(23,645,436)	(3,428,626)	(8,486,484)
Ending units	—	12,432,810	122,495,568	8,473,063	13,669,364

**Date subaccount was no longer available for investment.

The accompanying notes are an integral part of these financial statements.
A 38

FINANCIAL STATEMENTS OF
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2015

	SUBACCOUNTS
	AST Small-Cap Growth Opportunities Portfolio	AST Mid-Cap Value Portfolio	AST Small-Cap Value Portfolio	AST Goldman Sachs Mid-Cap Growth Portfolio	AST Large-Cap Value Portfolio
	1/1/2015	1/1/2015	1/1/2015	1/1/2015	1/1/2015
	to	to	to	to	to
	12/31/2015	12/31/2015	12/31/2015	12/31/2015	12/31/2015

OPERATIONS
Net investment income (loss)	$(2,707,942)	$(1,867,908)	$(1,652,154)	$(5,398,244)	$(4,973,128)
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	14,299,542	8,993,795	7,051,394	14,174,606	14,836,930
Net change in unrealized gain (loss) on investments	(11,438,948)	(16,441,118)	(11,543,289)	(33,874,690)	(45,939,197)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	152,652	(9,315,231)	(6,144,049)	(25,098,328)	(36,075,395)

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	3,041,298	5,704,308	4,528,264	15,968,934	13,706,666
Annuity payments	(40,324)	(37,410)	(98,599)	(80,694)	(126,453)
Surrenders, withdrawals and death benefits	(8,204,043)	(6,268,963)	(5,742,243)	(21,161,522)	(22,082,329)
Net transfers between other subaccounts
or fixed rate option	(14,390,515)	(5,995,350)	(9,693,715)	295,911,578	531,646
Other charges	(1,507,801)	(978,745)	(813,644)	(2,915,345)	(4,155,672)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	(21,101,385)	(7,576,160)	(11,819,937)	287,722,951	(12,126,142)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(20,948,733)	(16,891,391)	(17,963,986)	262,624,623	(48,201,537)

NET ASSETS
Beginning of period	169,021,894	113,914,840	107,334,719	271,569,698	409,452,191
End of period	$148,073,161	$97,023,449	$89,370,733	$534,194,321	$361,250,654

Beginning units	10,031,807	6,169,731	6,293,911	14,692,106	25,255,265
Units issued	3,249,231	2,374,194	1,939,008	24,446,817	5,270,329
Units redeemed	(4,447,028)	(2,776,716)	(2,631,917)	(7,204,964)	(6,034,173)
Ending units	8,834,010	5,767,209	5,601,002	31,933,959	24,491,421

The accompanying notes are an integral part of these financial statements.
A 39

FINANCIAL STATEMENTS OF
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2015

	SUBACCOUNTS
	AST Lord Abbett Core Fixed Income Portfolio	AST Loomis Sayles Large-Cap Growth Portfolio	AST MFS Growth Portfolio	AST Neuberger Berman Mid-Cap Growth Portfolio	AST Neuberger Berman / LSV Mid-Cap Value Portfolio
	1/1/2015	1/1/2015	1/1/2015	1/1/2015	1/1/2015
	to	to	to	to	to
	12/31/2015	12/31/2015	12/31/2015	10/16/2015**	12/31/2015

OPERATIONS
Net investment income (loss)	$(8,569,109)	$(6,203,963)	$(1,836,904)	$(3,760,480)	$(4,798,992)
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	4,486,928	28,307,549	9,602,063	88,273,931	18,487,464
Net change in unrealized gain (loss) on investments	(8,905,825)	7,996,706	(1,216,115)	(78,444,700)	(35,005,067)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	(12,988,006)	30,100,292	6,549,044	6,068,751	(21,316,595)

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	30,816,088	7,529,323	8,094,679	9,256,409	13,984,770
Annuity payments	(71,416)	(86,312)	(85,172)	(17,337)	(55,149)
Surrenders, withdrawals and death benefits	(39,510,973)	(21,049,588)	(7,542,343)	(10,660,309)	(18,919,547)
Net transfers between other subaccounts
or fixed rate option	85,989,942	(48,727,531)	(8,178,032)	(287,407,247)	(1,009,031)
Other charges	(6,731,797)	(3,473,197)	(1,125,518)	(2,196,338)	(2,482,932)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	70,491,844	(65,807,305)	(8,836,386)	(291,024,822)	(8,481,889)

TOTAL INCREASE (DECREASE) IN NET ASSETS	57,503,838	(35,707,013)	(2,287,342)	(284,956,071)	(29,798,484)

NET ASSETS
Beginning of period	594,715,250	404,850,011	122,404,837	284,956,071	292,468,757
End of period	$652,219,088	$369,142,998	$120,117,495	$—	$262,670,273

Beginning units	49,551,416	23,783,239	7,243,407	16,497,401	15,349,477
Units issued	20,299,225	4,239,342	2,358,592	6,837,623	5,571,453
Units redeemed	(14,626,437)	(7,969,059)	(2,845,643)	(23,335,024)	(5,989,829)
Ending units	55,224,204	20,053,522	6,756,356	—	14,931,101

**Date subaccount was no longer available for investment.

The accompanying notes are an integral part of these financial statements.
A 40

FINANCIAL STATEMENTS OF
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2015

	SUBACCOUNTS
	AST BlackRock Low Duration Bond Portfolio	AST T. Rowe Price Equity Income Portfolio	AST QMA US Equity Alpha Portfolio	AST T. Rowe Price Natural Resources Portfolio	AST T. Rowe Price Asset Allocation Portfolio
	1/1/2015	1/1/2015	1/1/2015	1/1/2015	1/1/2015
	to	to	to	to	to
	12/31/2015	10/16/2015**	12/31/2015	12/31/2015	12/31/2015

OPERATIONS
Net investment income (loss)	$(2,641,070)	$(3,346,015)	$(2,954,898)	$(4,649,560)	$(136,215,279)
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	(416,465)	69,086,703	11,256,834	(12,068,995)	143,655,699
Net change in unrealized gain (loss) on investments	1,254,072	(88,468,829)	(6,220,943)	(45,874,489)	(165,807,473)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	(1,803,463)	(22,728,141)	2,080,993	(62,593,044)	(158,367,053)

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	13,602,254	8,316,001	15,126,786	9,559,863	423,537,023
Annuity payments	(380,790)	(13,845)	(27,085)	(155,452)	(987,961)
Surrenders, withdrawals and death benefits	(16,707,938)	(10,294,205)	(10,761,951)	(17,543,106)	(271,797,429)
Net transfers between other subaccounts
or fixed rate option	(3,227,381)	(295,489,239)	2,876,440	(4,788,592)	2,374,797,099
Other charges	(1,114,789)	(2,536,648)	(1,591,578)	(2,397,371)	(89,229,155)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	(7,828,644)	(300,017,936)	5,622,612	(15,324,658)	2,436,319,577

TOTAL INCREASE (DECREASE) IN NET ASSETS	(9,632,107)	(322,746,077)	7,703,605	(77,917,702)	2,277,952,524

NET ASSETS
Beginning of period	162,189,725	322,746,077	168,707,059	295,414,147	7,977,063,217
End of period	$152,557,618	$—	$176,410,664	$217,496,445	$10,255,015,741

Beginning units	15,865,967	21,816,830	8,979,699	28,651,080	568,526,998
Units issued	7,435,067	3,751,693	4,591,181	16,302,464	254,232,029
Units redeemed	(8,217,010)	(25,568,523)	(4,215,426)	(18,348,000)	(73,021,292)
Ending units	15,084,024	—	9,355,454	26,605,544	749,737,735

**Date subaccount was no longer available for investment.

The accompanying notes are an integral part of these financial statements.
A 41

FINANCIAL STATEMENTS OF
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2015

	SUBACCOUNTS
	AST MFS Global Equity Portfolio	AST J.P. Morgan International Equity Portfolio	AST Templeton Global Bond Portfolio	AST Wellington Management Hedged Equity Portfolio	AST Capital Growth Asset Allocation Portfolio
	1/1/2015	1/1/2015	1/1/2015	1/1/2015	1/1/2015
	to	to	to	to	to
	12/31/2015	12/31/2015	12/31/2015	12/31/2015	12/31/2015

OPERATIONS
Net investment income (loss)	$(5,762,044)	$(3,447,689)	$(2,571,714)	$(25,370,890)	$(125,798,465)
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	13,888,150	4,670,168	(2,055,742)	34,088,288	153,431,702
Net change in unrealized gain (loss) on investments	(20,552,176)	(11,322,921)	(7,142,454)	(45,455,221)	(121,731,965)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	(12,426,070)	(10,100,442)	(11,769,910)	(36,737,823)	(94,098,728)

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	20,461,500	2,640,788	10,633,368	138,726,635	418,780,730
Annuity payments	(62,595)	(13,931)	(12,299)	(455,839)	(2,362,772)
Surrenders, withdrawals and death benefits	(22,644,479)	(9,632,438)	(12,020,999)	(50,428,127)	(254,613,915)
Net transfers between other subaccounts
or fixed rate option	8,064,790	5,155,139	(7,603,574)	(63,377,139)	69,059,309
Other charges	(3,318,293)	(1,826,836)	(1,918,345)	(16,396,455)	(68,504,754)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	2,500,923	(3,677,278)	(10,921,849)	8,069,075	162,358,598

TOTAL INCREASE (DECREASE) IN NET ASSETS	(9,925,147)	(13,777,720)	(22,691,759)	(28,668,748)	68,259,870

NET ASSETS
Beginning of period	356,336,807	201,652,986	194,299,855	1,548,822,529	7,352,204,320
End of period	$346,411,660	$187,875,266	$171,608,096	$1,520,153,781	$7,420,464,190

Beginning units	22,518,431	17,384,407	18,913,325	130,026,899	516,836,090
Units issued	9,907,553	6,722,833	4,715,648	28,700,325	85,375,376
Units redeemed	(9,793,927)	(7,176,274)	(5,855,663)	(28,116,854)	(72,051,284)
Ending units	22,632,057	16,930,966	17,773,310	130,610,370	530,160,182

The accompanying notes are an integral part of these financial statements.
A 42

FINANCIAL STATEMENTS OF
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2015

	SUBACCOUNTS
	AST Academic Strategies Asset Allocation Portfolio	AST Balanced Asset Allocation Portfolio	AST Preservation Asset Allocation Portfolio	AST FI Pyramis Quantitative Portfolio	AST Prudential Growth Allocation Portfolio
	1/1/2015	1/1/2015	1/1/2015	1/1/2015	1/1/2015
	to	to	to	to	to
	12/31/2015	12/31/2015	12/31/2015	12/31/2015	12/31/2015

OPERATIONS
Net investment income (loss)	$(64,994,959)	$(114,211,135)	$(75,511,707)	$(53,186,550)	$(83,578,779)
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	139,169,566	159,723,447	98,860,975	64,163,277	115,152,104
Net change in unrealized gain (loss) on investments	(262,080,999)	(126,282,456)	(89,268,642)	(34,452,090)	(186,860,093)
NET INCREASE (DECREASE) IN NET
ASSETS RESULTING FROM OPERATIONS	(187,906,392)	(80,770,144)	(65,919,374)	(23,475,363)	(155,286,768)

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	74,294,834	362,804,947	147,689,896	236,184,040	367,186,251
Annuity payments	(1,289,714)	(2,860,746)	(3,395,497)	(552,982)	(821,787)
Surrenders, withdrawals and death benefits	(161,523,040)	(314,875,354)	(254,455,566)	(115,912,779)	(171,646,666)
Net transfers between other subaccounts
or fixed rate option	(476,187,469)	(65,014,377)	(133,278,891)	(24,245,718)	2,680,912,374
Other charges	(33,426,670)	(64,444,220)	(39,737,191)	(33,703,937)	(54,783,033)
NET INCREASE (DECREASE) IN NET
ASSETS RESULTING FROM CONTRACT OWNER TRANSACTIONS	(598,132,059)	(84,389,750)	(283,177,249)	61,768,624	2,820,847,139

TOTAL INCREASE (DECREASE) IN NET ASSETS	(786,038,451)	(165,159,894)	(349,096,623)	38,293,261	2,665,560,371

NET ASSETS
Beginning of period	4,038,220,348	7,070,582,658	4,631,403,989	3,226,252,759	4,474,369,276
End of period	$3,252,181,897	$6,905,422,764	$4,282,307,366	$3,264,546,020	$7,139,929,647

Beginning units	326,241,303	514,029,248	360,303,030	251,090,931	324,805,239
Units issued	49,712,166	58,463,515	41,890,927	44,111,547	279,011,465
Units redeemed	(99,133,958)	(61,347,724)	(62,474,022)	(37,482,942)	(76,394,044)
Ending units	276,819,511	511,145,039	339,719,935	257,719,536	527,422,660

The accompanying notes are an integral part of these financial statements.
A 43

FINANCIAL STATEMENTS OF
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2015

	SUBACCOUNTS
	AST Advanced Strategies Portfolio	AST T. Rowe Price Large-Cap Growth Portfolio	AST Money Market Portfolio	AST Small-Cap Growth Portfolio	AST BlackRock/Loomis Sayles Bond Portfolio
	1/1/2015	1/1/2015	1/1/2015	1/1/2015	1/1/2015
	to	to	to	to	to
	12/31/2015	12/31/2015	12/31/2015	12/31/2015	12/31/2015

OPERATIONS
Net investment income (loss)	$(101,334,509)	$(10,223,823)	$(3,298,761)	$(3,443,100)	$(31,260,104)
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	122,766,365	43,179,039	—	13,006,069	19,114,365
Net change in unrealized gain (loss) on investments	(76,524,569)	10,376,550	—	(12,221,095)	(58,199,451)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	(55,092,713)	43,331,766	(3,298,761)	(2,658,126)	(70,345,190)

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	291,364,954	30,855,120	50,620,343	10,253,106	21,687,814
Annuity payments	(1,012,540)	(169,655)	(138,145)	(79,066)	(1,361,318)
Surrenders, withdrawals and death benefits	(202,413,582)	(37,818,448)	(640,527,195)	(13,585,428)	(110,697,384)
Net transfers between other subaccounts
or fixed rate option	(132,149,635)	1,776,355	639,000,478	7,094,194	(178,308,203)
Other charges	(64,547,094)	(5,145,671)	(1,255,048)	(1,701,040)	(16,921,533)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	(108,757,897)	(10,502,299)	47,700,433	1,981,766	(285,600,624)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(163,850,610)	32,829,467	44,401,672	(676,360)	(355,945,814)

NET ASSETS
Beginning of period	6,256,006,335	590,749,420	192,740,753	196,547,126	2,043,440,509
End of period	$6,092,155,725	$623,578,887	$237,142,425	$195,870,766	$1,687,494,695

Beginning units	447,097,289	31,589,569	20,583,057	10,894,174	178,575,778
Units issued	49,967,599	12,461,201	105,963,727	5,053,580	35,251,274
Units redeemed	(54,859,170)	(12,928,663)	(100,888,401)	(4,941,079)	(60,716,970)
Ending units	442,205,718	31,122,107	25,658,383	11,006,675	153,110,082

The accompanying notes are an integral part of these financial statements.
A 44

FINANCIAL STATEMENTS OF
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2015

	SUBACCOUNTS
	AST International Value Portfolio	AST International Growth Portfolio	NVIT Developing Markets Fund (Class II)	AST Investment Grade Bond Portfolio	AST Western Asset Core Plus Bond Portfolio
	1/1/2015	1/1/2015	1/1/2015	1/1/2015	1/1/2015
	to	to	to	to	to
	12/31/2015	12/31/2015	12/31/2015	12/31/2015	12/31/2015

OPERATIONS
Net investment income (loss)	$(1,935,038)	$(2,633,632)	$(46,746)	$(22,022,533)	$(9,594,626)
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	2,667,717	6,223,917	(513,882)	27,763,395	7,597,302
Net change in unrealized gain (loss) on investments	(5,533,043)	(1,250,052)	(724,538)	(13,147,161)	(1,304,915)
NET INCREASE (DECREASE) IN NET
ASSETS RESULTING FROM OPERATIONS	(4,800,364)	2,340,233	(1,285,166)	(7,406,299)	(3,302,239)

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	8,997,088	11,620,303	60,930	18,424	15,663,726
Annuity payments	(107,983)	(48,252)	(30,889)	(134,931)	(32,338)
Surrenders, withdrawals and death benefits	(9,631,948)	(10,402,438)	(842,451)	(65,385,166)	(34,123,378)
Net transfers between other subaccounts
or fixed rate option	37,827,130	8,958,055	(150,585)	2,029,704,053	40,103,902
Other charges	(932,754)	(2,534,901)	(26,803)	(14,740,999)	(5,193,807)
NET INCREASE (DECREASE) IN NET
ASSETS RESULTING FROM CONTRACT OWNER TRANSACTIONS	36,151,533	7,592,767	(989,798)	1,949,461,381	16,418,105

TOTAL INCREASE (DECREASE) IN NET ASSETS	31,351,169	9,933,000	(2,274,964)	1,942,055,082	13,115,866

NET ASSETS
Beginning of period	90,248,009	201,218,906	8,082,662	727,546,291	536,794,327
End of period	$121,599,178	$211,151,906	$5,807,698	$2,669,601,373	$549,910,193

Beginning units	8,001,718	17,911,676	594,550	54,969,670	45,409,933
Units issued	8,157,919	6,711,748	60,972	446,902,074	23,810,448
Units redeemed	(4,699,745)	(6,278,570)	(136,177)	(292,104,557)	(22,503,768)
Ending units	11,459,892	18,344,854	519,345	209,767,187	46,716,613

The accompanying notes are an integral part of these financial statements.
A 45

FINANCIAL STATEMENTS OF
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2015

	SUBACCOUNTS
	AST Bond Portfolio 2018	AST Bond Portfolio 2019	AST Global Real Estate Portfolio	AST Parametric Emerging Markets Equity Portfolio	AST Goldman Sachs Small-Cap Value Portfolio
	1/1/2015	1/1/2015	1/1/2015	1/1/2015	1/1/2015
	to	to	to	to	to
	12/31/2015	12/31/2015	12/31/2015	12/31/2015	12/31/2015

OPERATIONS
Net investment income (loss)	$(1,460,439)	$(288,284)	$(1,397,152)	$(3,392,678)	$(5,055,656)
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	1,220,128	56,535	4,637,216	(9,023,046)	18,832,620
Net change in unrealized gain (loss) on investments	(556,666)	106,299	(5,128,085)	(27,779,366)	(36,238,525)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	(796,977)	(125,450)	(1,888,021)	(40,195,090)	(22,461,561)

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	3,322	564	3,331,372	2,622,421	11,857,569
Annuity payments	(75,049)	—	(26,561)	(17,788)	(42,719)
Surrenders, withdrawals and death benefits	(9,103,178)	(1,017,817)	(5,219,845)	(9,546,629)	(16,678,284)
Net transfers between other subaccounts
or fixed rate option	866,304	1,252,484	(9,894,517)	(5,791,708)	(18,359,913)
Other charges	(42,184)	(5,690)	(760,067)	(1,984,933)	(2,791,538)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	(8,350,785)	229,541	(12,569,618)	(14,718,637)	(26,014,885)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(9,147,762)	104,091	(14,457,639)	(54,913,727)	(48,476,446)

NET ASSETS
Beginning of period	75,795,993	13,782,612	88,155,577	215,174,460	322,406,761
End of period	$66,648,231	$13,886,703	$73,697,938	$160,260,733	$273,930,315

Beginning units	6,472,657	1,127,369	5,836,926	22,066,237	17,426,498
Units issued	1,709,248	398,470	1,962,076	11,660,298	6,074,942
Units redeemed	(2,416,712)	(374,335)	(2,819,925)	(13,682,805)	(7,493,972)
Ending units	5,765,193	1,151,504	4,979,077	20,043,730	16,007,468

The accompanying notes are an integral part of these financial statements.
A 46

FINANCIAL STATEMENTS OF
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2015

	SUBACCOUNTS
	AST Schroders Global Tactical Portfolio	AST RCM World Trends Portfolio	AST J.P. Morgan Global Thematic Portfolio	AST Goldman Sachs Multi-Asset Portfolio	AST FI Pyramis® Asset Allocation Portfolio
	1/1/2015	1/1/2015	1/1/2015	1/1/2015	1/1/2015
	to	to	to	to	to
	12/31/2015	12/31/2015	12/31/2015	12/31/2015	10/16/2015**

OPERATIONS
Net investment income (loss)	$(63,133,546)	$(56,587,576)	$(36,024,083)	$(31,763,951)	$(33,423,539)
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	75,384,666	64,792,146	50,740,745	43,877,298	513,889,452
Net change in unrealized gain (loss) on investments	(138,288,597)	(78,850,148)	(76,070,713)	(62,692,428)	(491,816,430)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	(126,037,477)	(70,645,578)	(61,354,051)	(50,579,081)	(11,350,517)

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	205,464,880	208,910,981	135,568,538	87,247,046	182,043,280
Annuity payments	(387,429)	(544,657)	(91,425)	(75,909)	(127,550)
Surrenders, withdrawals and death benefits	(118,441,994)	(113,564,958)	(63,878,682)	(66,674,863)	(61,690,749)
Net transfers between other subaccounts
or fixed rate option	2,093,179,057	536,479,590	(80,429,773)	(153,107,815)	(2,566,879,039)
Other charges	(41,298,598)	(38,856,135)	(23,847,262)	(21,575,281)	(21,569,590)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	2,138,515,916	592,424,821	(32,678,604)	(154,186,822)	(2,468,223,648)

TOTAL INCREASE (DECREASE) IN NET ASSETS	2,012,478,439	521,779,243	(94,032,655)	(204,765,903)	(2,479,574,165)

NET ASSETS
Beginning of period	3,390,731,550	3,451,524,915	2,240,418,989	2,047,499,900	2,479,574,165
End of period	$5,403,209,989	$3,973,304,158	$2,146,386,334	$1,842,733,997	$—

Beginning units	242,326,082	273,990,007	162,234,524	168,111,535	179,691,308
Units issued	201,789,698	95,290,728	23,072,009	23,429,843	30,017,974
Units redeemed	(46,129,596)	(43,997,341)	(24,332,499)	(35,526,273)	(209,709,282)
Ending units	397,986,184	325,283,394	160,974,034	156,015,105	—

**Date subaccount was no longer available for investment.

The accompanying notes are an integral part of these financial statements.
A 47

FINANCIAL STATEMENTS OF
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2015

	SUBACCOUNTS
	ProFund VP Consumer Services	ProFund VP Consumer Goods Portfolio	ProFund VP Financials	ProFund VP Health Care	ProFund VP Industrials
	1/1/2015	1/1/2015	1/1/2015	1/1/2015	1/1/2015
	to	to	to	to	to
	12/31/2015	12/31/2015	12/31/2015	12/31/2015	12/31/2015

OPERATIONS
Net investment income (loss)	$(6,762)	$(1,298)	$(9,251)	$(30,405)	$(3,718)
Capital gains distributions received	71,304	—	—	—	—
Net realized gain (loss) on shares redeemed	13,967	34,327	87,997	234,186	37,004
Net change in unrealized gain (loss) on investments	(68,586)	(23,284)	(107,353)	(133,151)	(49,263)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	9,923	9,745	(28,607)	70,630	(15,977)

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	10,360	54,970	17,277	73,458	17,515
Annuity payments	—	—	—	—	—
Surrenders, withdrawals and death benefits	(78,113)	(11,512)	(32,710)	(157,543)	(43,438)
Net transfers between other subaccounts
or fixed rate option	224,042	22,354	(150,330)	136,434	(57,338)
Other charges	(4,275)	(2,222)	(6,317)	(17,646)	(2,670)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	152,014	63,590	(172,080)	34,703	(85,931)

TOTAL INCREASE (DECREASE) IN NET ASSETS	161,937	73,335	(200,687)	105,333	(101,908)

NET ASSETS
Beginning of period	393,123	366,074	917,036	2,194,481	376,001
End of period	$555,060	$439,409	$716,349	$2,299,814	$274,093

Beginning units	18,888	21,057	86,071	103,906	25,489
Units issued	17,578	26,026	39,750	51,066	5,090
Units redeemed	(11,125)	(22,640)	(55,711)	(49,969)	(11,579)
Ending units	25,341	24,443	70,110	105,003	19,000

The accompanying notes are an integral part of these financial statements.
A 48

FINANCIAL STATEMENTS OF
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2015

	SUBACCOUNTS
	ProFund VP Mid-Cap Growth	ProFund VP Mid-Cap Value	ProFund VP Real Estate	ProFund VP Small-Cap Growth	ProFund VP Small-Cap Value
	1/1/2015	1/1/2015	1/1/2015	1/1/2015	1/1/2015
	to	to	to	to	to
	12/31/2015	12/31/2015	12/31/2015	12/31/2015	12/31/2015

OPERATIONS
Net investment income (loss)	$(10,290)	$(6,546)	$(5,425)	$(7,940)	$(6,476)
Capital gains distributions received	113,134	25,233	—	103,006	32,600
Net realized gain (loss) on shares redeemed	(24,194)	50,624	54,105	(17,879)	(35,771)
Net change in unrealized gain (loss) on investments	(120,770)	(96,619)	(64,894)	(74,581)	(49,329)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	(42,120)	(27,308)	(16,214)	2,606	(58,976)

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	—	—	11,461	34,720	—
Annuity payments	—	—	—	—	—
Surrenders, withdrawals and death benefits	(33,061)	(32,380)	(23,589)	(79,199)	(29,068)
Net transfers between other subaccounts
or fixed rate option	115,224	(96,310)	(128,571)	(137,295)	39,544
Other charges	(6,214)	(4,745)	(4,047)	(4,267)	(4,095)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	75,949	(133,435)	(144,746)	(186,041)	6,381

TOTAL INCREASE (DECREASE) IN NET ASSETS	33,829	(160,743)	(160,960)	(183,435)	(52,595)

NET ASSETS
Beginning of period	541,605	504,823	692,793	757,344	261,568
End of period	$575,434	$344,080	$531,833	$573,909	$208,973

Beginning units	34,119	32,125	51,205	43,337	16,273
Units issued	38,569	25,766	33,168	22,539	49,776
Units redeemed	(36,099)	(33,274)	(44,635)	(32,943)	(51,631)
Ending units	36,589	24,617	39,738	32,933	14,418

The accompanying notes are an integral part of these financial statements.
A 49

FINANCIAL STATEMENTS OF
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2015

	SUBACCOUNTS
	ProFund VP Telecommunications	ProFund VP Utilities	ProFund VP Large-Cap Growth	ProFund VP Large-Cap Value	AST Boston Partners Large-Cap Value Portfolio
	1/1/2015	1/1/2015	1/1/2015	1/1/2015	1/1/2015
	to	to	to	to	to
	12/31/2015	12/31/2015	12/31/2015	12/31/2015	12/31/2015

OPERATIONS
Net investment income (loss)	$251	$5,980	$(18,025)	$(5,174)	$(1,455,451)
Capital gains distributions received	—	2,963	—	—	—
Net realized gain (loss) on shares redeemed	(49)	55,615	214,961	136,572	5,082,633
Net change in unrealized gain (loss) on investments	(571)	(125,509)	(165,024)	(226,697)	(9,425,711)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	(369)	(60,951)	31,912	(95,299)	(5,798,529)

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	—	53,877	57,390	71,180	1,242,391
Annuity payments	—	—	—	—	(2,521)
Surrenders, withdrawals and death benefits	(10,200)	(30,536)	(55,416)	(50,623)	(3,056,520)
Net transfers between other subaccounts
or fixed rate option	15,910	(134,642)	(745,932)	(402,684)	(6,950,586)
Other charges	(764)	(5,018)	(10,552)	(7,939)	(757,603)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	4,946	(116,319)	(754,510)	(390,066)	(9,524,839)

TOTAL INCREASE (DECREASE) IN NET ASSETS	4,577	(177,270)	(722,598)	(485,365)	(15,323,368)

NET ASSETS
Beginning of period	97,363	820,750	1,831,986	1,541,902	93,045,505
End of period	$101,940	$643,480	$1,109,388	$1,056,537	$77,722,137

Beginning units	8,571	54,742	114,837	118,810	6,071,839
Units issued	4,367	23,859	29,252	26,957	1,562,564
Units redeemed	(4,446)	(33,290)	(76,822)	(60,917)	(2,211,232)
Ending units	8,492	45,311	67,267	84,850	5,423,171

The accompanying notes are an integral part of these financial statements.
A 50

FINANCIAL STATEMENTS OF
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2015

	SUBACCOUNTS
	AST Jennison Large-Cap Growth Portfolio	AST Bond Portfolio 2020	AST Bond Portfolio 2017	AST Bond Portfolio 2021	Wells Fargo VT International Equity Portfolio (Class 1)
	1/1/2015	1/1/2015	1/1/2015	1/1/2015	1/1/2015
	to	to	to	to	to
	12/31/2015	12/31/2015	12/31/2015	12/31/2015	12/31/2015

OPERATIONS
Net investment income (loss)	$(2,595,570)	$(523,186)	$(1,516,622)	$(2,117,531)	$10,127
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	10,250,016	635,932	817,718	3,124,383	15,084
Net change in unrealized gain (loss) on investments	4,051,015	(189,381)	(702,208)	(1,020,664)	(11,827)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	11,705,461	(76,635)	(1,401,112)	(13,812)	13,384

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	13,567,301	289	—	1,482	—
Annuity payments	(40,639)	—	—	—	—
Surrenders, withdrawals and death benefits	(10,538,041)	(3,666,397)	(10,120,160)	(8,612,340)	(99,858)
Net transfers between other subaccounts
or fixed rate option	26,247,922	3,938,269	12,420,685	3,586,637	(59,441)
Other charges	(1,484,236)	(9,098)	(41,213)	(53,303)	(1,008)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	27,752,307	263,063	2,259,312	(5,077,524)	(160,307)

TOTAL INCREASE (DECREASE) IN NET ASSETS	39,457,768	186,428	858,200	(5,091,336)	(146,923)

NET ASSETS
Beginning of period	136,715,045	26,327,304	73,049,516	100,683,250	454,330
End of period	$176,172,813	$26,513,732	$73,907,716	$95,591,914	$307,407

Beginning units	7,910,969	2,158,811	6,505,236	8,022,325	29,874
Units issued	5,840,357	2,028,299	3,367,997	6,043,189	451
Units redeemed	(4,347,553)	(2,003,434)	(3,162,756)	(6,398,239)	(10,336)
Ending units	9,403,773	2,183,676	6,710,477	7,667,275	19,989

The accompanying notes are an integral part of these financial statements.
A 51

FINANCIAL STATEMENTS OF
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2015

	SUBACCOUNTS
	Wells Fargo VT Omega Growth Portfolio (Class 1)	Wells Fargo VT Small Cap Growth Portfolio (Class 1)	Wells Fargo VT Small Cap Value Portfolio (Class 1)	AST Bond Portfolio 2022	AST Quantitative Modeling Portfolio
	1/1/2015	1/1/2015	1/1/2015	1/1/2015	1/1/2015
	to	to	to	to	to
	12/31/2015	12/31/2015	12/31/2015	12/31/2015	12/31/2015

OPERATIONS
Net investment income (loss)	$(16,666)	$(7,441)	$(10,330)	$(1,311,941)	$(10,673,164)
Capital gains distributions received	173,503	52,692	—	—	—
Net realized gain (loss) on shares redeemed	13,309	18,839	34,794	1,555,582	4,747,150
Net change in unrealized gain (loss) on investments	(171,841)	(76,597)	(143,175)	(273,163)	(7,070,690)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	(1,695)	(12,507)	(118,711)	(29,522)	(12,996,704)

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	56	—	40	7,695	238,360,936
Annuity payments	—	—	—	(29,650)	(119,631)
Surrenders, withdrawals and death benefits	(170,074)	(22,086)	(127,914)	(5,633,711)	(61,789,757)
Net transfers between other subaccounts
or fixed rate option	(12,478)	(16,108)	58,009	29,287,497	29,701,693
Other charges	(2,994)	(522)	(2,161)	(37,724)	(463,305)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	(185,490)	(38,716)	(72,026)	23,594,107	205,689,936

TOTAL INCREASE (DECREASE) IN NET ASSETS	(187,185)	(51,223)	(190,737)	23,564,585	192,693,232

NET ASSETS
Beginning of period	1,026,985	445,017	996,636	48,234,103	545,768,652
End of period	$839,800	$393,794	$805,899	$71,798,688	$738,461,884

Beginning units	333,847	25,406	70,612	4,100,728	43,953,498
Units issued	99,411	1,972	10,047	6,639,506	23,520,343
Units redeemed	(159,379)	(3,885)	(15,855)	(4,628,981)	(6,890,265)
Ending units	273,879	23,493	64,804	6,111,253	60,583,576

The accompanying notes are an integral part of these financial statements.
A 52

FINANCIAL STATEMENTS OF
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2015

	SUBACCOUNTS
	AST BlackRock Global Strategies Portfolio	Wells Fargo VT Opportunity Fund (Class 1)	AST Prudential Core Bond Portfolio	AST Neuberger Berman Core Bond Portfolio	AST Bond Portfolio 2023
	1/1/2015	1/1/2015	1/1/2015	1/1/2015	1/1/2015
	to	to	to	to	to
	12/31/2015	12/31/2015	12/31/2015	10/16/2015**	12/31/2015

OPERATIONS
Net investment income (loss)	$(29,889,432)	$(20,628)	$(2,847,570)	$(812,077)	$(631,811)
Capital gains distributions received	—	159,257	—	—	—
Net realized gain (loss) on shares redeemed	27,185,893	49,023	1,705,673	2,219,714	8,235,527
Net change in unrealized gain (loss) on investments	(83,972,154)	(255,309)	(2,565,954)	(1,610,832)	(7,050,635)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	(86,675,693)	(67,657)	(3,707,851)	(203,195)	553,081

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	137,945,689	13,838	16,394,149	1,198,749	—
Annuity payments	(1,356,192)	—	(39,340)	(11,191)	—
Surrenders, withdrawals and death benefits	(78,293,201)	(47,599)	(15,749,838)	(3,812,913)	(1,134,242)
Net transfers between other subaccounts
or fixed rate option	(34,932,535)	(36,869)	25,760,608	(52,677,583)	(84,781,568)
Other charges	(17,187,625)	(2,256)	(2,323,418)	(448,400)	(9,111)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	6,176,136	(72,886)	24,042,161	(55,751,338)	(85,924,921)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(80,499,557)	(140,543)	20,334,310	(55,954,533)	(85,371,840)

NET ASSETS
Beginning of period	1,852,566,117	1,586,308	194,170,722	55,954,533	94,025,241
End of period	$1,772,066,560	$1,445,765	$214,505,032	$—	$8,653,401

Beginning units	163,477,249	92,946	18,101,692	5,454,412	9,385,875
Units issued	25,922,337	39,203	12,670,506	3,657,849	238,606
Units redeemed	(25,477,693)	(43,446)	(10,442,670)	(9,112,261)	(8,770,634)
Ending units	163,921,893	88,703	20,329,528	—	853,847

**Date subaccount was no longer available for investment.

The accompanying notes are an integral part of these financial statements.
A 53

FINANCIAL STATEMENTS OF
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2015

	SUBACCOUNTS
	AST Franklin Templeton Founding Funds Allocation Portfolio	AST New Discovery Asset Allocation Portfolio	AST Western Asset Emerging Markets Debt Portfolio	AST MFS Large-Cap Value Portfolio	AST Bond Portfolio 2024
	1/1/2015	1/1/2015	1/1/2015	1/1/2015	1/1/2015
	to	to	to	to	to
	10/16/2015**	12/31/2015	12/31/2015	12/31/2015	12/31/2015

OPERATIONS
Net investment income (loss)	$(39,039,952)	$(7,946,335)	$(34,986)	$(611,532)	$(359,463)
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	613,352,455	8,914,447	(33,923)	945,434	3,973,575
Net change in unrealized gain (loss) on investments	(707,499,308)	(16,453,296)	(72,298)	(1,364,742)	(3,289,030)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	(133,186,805)	(15,485,184)	(141,207)	(1,030,840)	325,082

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	15,397,209	63,855,838	1,692,653	5,802,464	1,262
Annuity payments	(104,275)	(109,400)	—	—	—
Surrenders, withdrawals and death benefits	(84,832,801)	(14,261,072)	(1,155,726)	(3,219,647)	(1,395,222)
Net transfers between other subaccounts
or fixed rate option	(2,946,639,910)	(12,376,671)	312,265	16,353,656	(51,236,335)
Other charges	(24,409,180)	(5,772,740)	(8,967)	(320,407)	(7,802)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	(3,040,588,957)	31,335,955	840,225	18,616,066	(52,638,097)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(3,173,775,762)	15,850,771	699,018	17,585,226	(52,313,015)

NET ASSETS
Beginning of period	3,173,775,762	491,761,756	2,477,276	32,564,640	55,944,901
End of period	$—	$507,612,527	$3,176,294	$50,149,866	$3,631,886

Beginning units	237,596,497	39,863,759	263,440	2,236,302	5,709,998
Units issued	22,455,279	11,446,190	276,746	2,782,114	1,213,284
Units redeemed	(260,051,776)	(8,825,270)	(190,041)	(1,467,078)	(6,555,545)
Ending units	—	42,484,679	350,145	3,551,338	367,737

**Date subaccount was no longer available for investment.

The accompanying notes are an integral part of these financial statements.
A 54

FINANCIAL STATEMENTS OF
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2015

	SUBACCOUNTS
	AST AQR Emerging Markets Equity Portfolio	AST ClearBridge Dividend Growth Portfolio	AST QMA Emerging Markets Equity Portfolio	AST Multi-Sector Fixed Income Portfolio	AST BlackRock iShares ETF Portfolio
	1/1/2015	1/1/2015	1/1/2015	1/1/2015	1/1/2015
	to	to	to	to	to
	12/31/2015	12/31/2015	12/31/2015	12/31/2015	12/31/2015

OPERATIONS
Net investment income (loss)	$(37,636)	$(992,622)	$(31,454)	$(61,890,176)	$(3,450,487)
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	(216,132)	1,099,376	(55,675)	(7,182)	786,869
Net change in unrealized gain (loss) on investments	(588,570)	(3,671,991)	(517,853)	(116,825,779)	(1,296,693)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	(842,338)	(3,565,237)	(604,982)	(178,723,137)	(3,960,311)

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	2,353,382	6,063,961	2,177,462	1,956,908,963	53,301,615
Annuity payments	—	—	—	(113,745)	—
Surrenders, withdrawals and death benefits	(1,101,243)	(4,838,507)	(1,004,507)	(148,700,497)	(6,296,339)
Net transfers between other subaccounts
or fixed rate option	1,270,146	5,008,242	800,443	16,985,861	17,974,249
Other charges	(7,775)	(526,097)	(7,732)	(418,963)	(2,633,190)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	2,514,510	5,707,599	1,965,666	1,824,661,619	62,346,335

TOTAL INCREASE (DECREASE) IN NET ASSETS	1,672,172	2,142,362	1,360,684	1,645,938,482	58,386,024

NET ASSETS
Beginning of period	2,022,877	53,805,106	1,638,694	2,421,325,512	187,269,716
End of period	$3,695,049	$55,947,468	$2,999,378	$4,067,263,994	$245,655,740

Beginning units	208,732	4,131,841	174,766	233,396,995	17,481,322
Units issued	468,302	3,844,444	505,761	202,285,327	9,913,247
Units redeemed	(223,147)	(3,446,244)	(293,063)	(23,377,559)	(4,181,474)
Ending units	453,887	4,530,041	387,464	412,304,763	23,213,095

The accompanying notes are an integral part of these financial statements.
A 55

FINANCIAL STATEMENTS OF
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2015

	SUBACCOUNTS
	AST Franklin Templeton Founding Funds Plus Portfolio	AST Defensive Asset Allocation Portfolio	AST AQR Large-Cap Portfolio	AST QMA Large-Cap Portfolio	AST Bond Portfolio 2025
	1/1/2015	1/1/2015	1/1/2015	1/1/2015	1/1/2015
	to	to	to	to	to
	10/16/2015**	12/31/2015	12/31/2015	12/31/2015	12/31/2015

OPERATIONS
Net investment income (loss)	$(8,786,381)	$(3,647,940)	$(66,634)	$(40,808)	$(3,296,961)
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	(4,847,121)	1,410,862	61,396	73,372	3,114,969
Net change in unrealized gain (loss) on investments	(24,415,820)	(2,090,367)	5,403	(41,603)	2,137,146
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	(38,049,322)	(4,327,445)	165	(9,039)	1,955,154

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	129,374,676	50,444,424	3,966,393	3,616,364	94,315
Annuity payments	(15,550)	(14,592)	—	—	—
Surrenders, withdrawals and death benefits	(17,076,153)	(13,315,131)	(917,740)	(1,459,901)	(10,668,940)
Net transfers between other subaccounts
or fixed rate option	(783,921,777)	78,133,372	1,119,546	1,162,960	185,101,752
Other charges	(6,998,193)	(2,556,671)	(10,905)	(12,568)	(73,907)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	(678,636,997)	112,691,402	4,157,294	3,306,855	174,453,220

TOTAL INCREASE (DECREASE) IN NET ASSETS	(716,686,319)	108,363,957	4,157,459	3,297,816	176,408,374

NET ASSETS
Beginning of period	716,686,319	177,915,933	2,526,772	2,452,958	30,229,896
End of period	$—	$286,279,890	$6,684,231	$5,750,774	$206,638,270

Beginning units	65,536,548	17,738,989	199,303	197,046	2,681,111
Units issued	27,122,745	23,396,596	476,338	463,933	31,905,147
Units redeemed	(92,659,293)	(12,102,519)	(154,643)	(214,595)	(16,200,303)
Ending units	—	29,033,066	520,998	446,384	18,385,955

**Date subaccount was no longer available for investment.

The accompanying notes are an integral part of these financial statements.
A 56

FINANCIAL STATEMENTS OF
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2015

	SUBACCOUNTS
	AST T. Rowe Price Growth Opportunities Portfolio	AST Goldman Sachs Global Growth Allocation Portfolio	AST T. Rowe Price Diversified Real Growth Portfolio	AST Prudential Flexible Multi-Strategy Portfolio	AST BlackRock Multi-Asset Income Portfolio
	1/1/2015	1/1/2015	1/1/2015	1/1/2015	1/1/2015
	to	to	to	to	to
	12/31/2015	12/31/2015	12/31/2015	12/31/2015	12/31/2015

OPERATIONS
Net investment income (loss)	$(6,149,930)	$(68,680)	$(114,936)	$(131,713)	$(104,388)
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	(144,441)	(70,075)	(90,616)	(33,895)	(235,728)
Net change in unrealized gain (loss) on investments	1,582,376	(373,032)	(437,487)	(709,947)	(678,008)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	(4,711,995)	(511,787)	(643,039)	(875,555)	(1,018,124)

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	223,700,786	16,534,177	20,245,565	40,062,588	19,562,130
Annuity payments	—	—	—	—	—
Surrenders, withdrawals and death benefits	(4,993,934)	(6,442,346)	(9,659,420)	(14,335,122)	(9,134,734)
Net transfers between other subaccounts
or fixed rate option	33,342,037	2,498,073	5,363,936	5,280,995	2,690,188
Other charges	(5,327,834)	(57,336)	(104,307)	(104,942)	(94,849)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	246,721,055	12,532,568	15,845,774	30,903,519	13,022,735

TOTAL INCREASE (DECREASE) IN NET ASSETS	242,009,060	12,020,781	15,202,735	30,027,964	12,004,611

NET ASSETS
Beginning of period	285,796,937	3,753,353	8,118,394	5,103,017	7,530,268
End of period	$527,805,997	$15,774,134	$23,321,129	$35,130,981	$19,534,879

Beginning units	27,150,543	366,409	784,123	483,991	755,686
Units issued	26,972,103	1,968,742	2,699,630	4,612,868	2,490,673
Units redeemed	(3,991,779)	(771,716)	(1,209,059)	(1,722,397)	(1,198,525)
Ending units	50,130,867	1,563,435	2,274,694	3,374,462	2,047,834

The accompanying notes are an integral part of these financial statements.
A 57

FINANCIAL STATEMENTS OF
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2015

	SUBACCOUNTS
	AST Franklin Templeton K2 Global Absolute Return Portfolio	AST Managed Equity Portfolio	AST Managed Fixed Income Portfolio	AST FQ Absolute Return Currency Portfolio	AST Jennison Global Infrastructure Portfolio
	1/1/2015	1/1/2015	1/1/2015	1/1/2015	1/1/2015
	to	to	to	to	to
	12/31/2015	12/31/2015	12/31/2015	12/31/2015	12/31/2015

OPERATIONS
Net investment income (loss)	$(37,019)	$(38,938)	$(73,615)	$(3,203)	$(8,971)
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	(50,951)	(24,498)	(43,567)	(14,690)	(60,085)
Net change in unrealized gain (loss) on investments	(302,903)	(281,234)	(223,593)	5,986	(163,970)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	(390,873)	(344,670)	(340,775)	(11,907)	(233,026)

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	12,329,146	11,088,438	15,989,448	583,427	1,920,537
Annuity payments	—	—	—	—	—
Surrenders, withdrawals and death benefits	(4,409,034)	(3,874,395)	(5,892,167)	(311,621)	(1,038,636)
Net transfers between other subaccounts
or fixed rate option	1,248,337	830,125	1,381,242	67,117	401,642
Other charges	(29,238)	(31,705)	(62,031)	(2,939)	(7,816)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	9,139,211	8,012,463	11,416,492	335,984	1,275,727

TOTAL INCREASE (DECREASE) IN NET ASSETS	8,748,338	7,667,793	11,075,717	324,077	1,042,701

NET ASSETS
Beginning of period	1,746,156	2,585,806	4,355,800	318,258	933,505
End of period	$10,494,494	$10,253,599	$15,431,517	$642,335	$1,976,206

Beginning units	180,215	251,326	434,449	32,777	89,684
Units issued	1,507,133	1,259,309	1,984,632	98,268	291,915
Units redeemed	(560,115)	(493,359)	(845,260)	(60,518)	(168,798)
Ending units	1,127,233	1,017,276	1,573,821	70,527	212,801

The accompanying notes are an integral part of these financial statements.
A 58

FINANCIAL STATEMENTS OF
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2015

	SUBACCOUNTS
	AST Goldman Sachs Strategic Income Portfolio	AST Legg Mason Diversified Growth Portfolio	AST Bond Portfolio 2026	AST AB Global Bond Portfolio	AST Goldman Sachs Global Income Portfolio
	1/1/2015	1/1/2015	1/2/2015*	7/13/2015*	7/13/2015*
	to	to	to	to	to
	12/31/2015	12/31/2015	12/31/2015	12/31/2015	12/31/2015

OPERATIONS
Net investment income (loss)	$(13,811)	$(595,036)	$(333,005)	$(383)	$(260)
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	(19,037)	(12,407)	302,578	42	(1)
Net change in unrealized gain (loss) on investments	(28,863)	(1,459,868)	349,326	(1,412)	(406)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	(61,711)	(2,067,311)	318,899	(1,753)	(667)

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	2,734,803	59,856,525	10,595	334,662	207,035
Annuity payments	—	—	—	—	—
Surrenders, withdrawals and death benefits	(1,735,301)	(246,444)	(1,121,067)	(11,996)	(19,728)
Net transfers between other subaccounts
or fixed rate option	438,985	9,596,853	26,834,492	32,830	81,723
Other charges	(12,013)	(445,978)	(1,123)	(43)	(122)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	1,426,474	68,760,956	25,722,897	355,453	268,908

TOTAL INCREASE (DECREASE) IN NET ASSETS	1,364,763	66,693,645	26,041,796	353,700	268,241

NET ASSETS
Beginning of period	1,248,297	4,452,161	—	—	—
End of period	$2,613,060	$71,145,806	$26,041,796	$353,700	$268,241

Beginning units	128,291	447,810	—	—	—
Units issued	409,538	7,424,822	4,771,701	37,049	29,675
Units redeemed	(261,525)	(542,915)	(2,145,565)	(1,804)	(3,129)
Ending units	276,304	7,329,717	2,626,136	35,245	26,546

*Date subaccount became available for investment.

The accompanying notes are an integral part of these financial statements.
A 59

FINANCIAL STATEMENTS OF
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2015

	SUBACCOUNTS
	AST Morgan Stanley Multi-Asset Portfolio	AST Wellington Management Global Bond Portfolio	AST Neuberger Berman Long/Short Portfolio	AST Wellington Management Real Total Return Portfolio	AST QMA International Core Equity Portfolio
	7/13/2015*	7/13/2015*	7/13/2015*	7/13/2015*	7/13/2015*
	to	to	to	to	to
	12/31/2015	12/31/2015	12/31/2015	12/31/2015	12/31/2015

OPERATIONS
Net investment income (loss)	$(348)	$(286)	$(748)	$(558)	$(597)
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	(1,253)	1	(639)	(1,818)	(90)
Net change in unrealized gain (loss) on investments	(5,246)	(478)	(7,666)	(5,329)	(5,521)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	(6,847)	(763)	(9,053)	(7,705)	(6,208)

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	251,132	280,141	504,667	361,627	590,803
Annuity payments	—	—	—	—	—
Surrenders, withdrawals and death benefits	(123,467)	(8,661)	(186,831)	(64,962)	(33,928)
Net transfers between other subaccounts
or fixed rate option	142,051	31,082	260,875	184,612	136,271
Other charges	(156)	(97)	(354)	(464)	(222)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	269,560	302,465	578,357	480,813	692,924

TOTAL INCREASE (DECREASE) IN NET ASSETS	262,713	301,702	569,304	473,108	686,716

NET ASSETS
Beginning of period	—	—	—	—	—
End of period	$262,713	$301,702	$569,304	$473,108	$686,716

Beginning units	—	—	—	—	—
Units issued	40,595	31,551	85,507	58,567	80,854
Units redeemed	(12,775)	(1,659)	(26,012)	(8,566)	(7,690)
Ending units	27,820	29,892	59,495	50,001	73,164

*Date subaccount became available for investment.

The accompanying notes are an integral part of these financial statements.
A 60

FINANCIAL STATEMENTS OF
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2015

	SUBACCOUNTS
	AST Managed Alternatives Portfolio	AST Emerging Managers Diversified Portfolio	AST Columbia Adaptive Risk Allocation Portfolio	AST IVY Asset Strategy Portfolio	Blackrock Global Allocation V.I. Fund (Class 3)
	7/13/2015*	7/13/2015*	7/13/2015*	7/13/2015*	8/24/2015*
	to	to	to	to	to
	12/31/2015	12/31/2015	12/31/2015	12/31/2015	12/31/2015

OPERATIONS
Net investment income (loss)	$(921)	$(315)	$(1,449)	$(1,444)	$30,601
Capital gains distributions received	—	—	—	—	276,727
Net realized gain (loss) on shares redeemed	(363)	35	(976)	(3,041)	(127)
Net change in unrealized gain (loss) on investments	(10,633)	(1,740)	(28,884)	(22,170)	(339,590)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	(11,917)	(2,020)	(31,309)	(26,655)	(32,389)

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	939,021	355,262	1,220,802	1,253,836	5,327,359
Annuity payments	—	—	—	—	—
Surrenders, withdrawals and death benefits	(35,970)	(38,238)	(75,680)	(48,859)	(28,415)
Net transfers between other subaccounts
or fixed rate option	77,327	81,007	605,882	275,300	275,780
Other charges	(205)	(157)	(255)	(246)	(742)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	980,173	397,874	1,750,749	1,480,031	5,573,982

TOTAL INCREASE (DECREASE) IN NET ASSETS	968,256	395,854	1,719,440	1,453,376	5,541,593

NET ASSETS
Beginning of period	—	—	—	—	—
End of period	$968,256	$395,854	$1,719,440	$1,453,376	$5,541,593

Beginning units	—	—	—	—	—
Units issued	103,970	44,557	189,602	167,224	560,448
Units redeemed	(4,154)	(3,908)	(11,156)	(8,766)	(4,491)
Ending units	99,816	40,649	178,446	158,458	555,957

*Date subaccount became available for investment.

The accompanying notes are an integral part of these financial statements.
A 61

FINANCIAL STATEMENTS OF
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2015

SUBACCOUNT
JP Morgan Insurance Trust Income Builder Portfolio (Class 2)
8/24/2015*
to
12/31/2015

OPERATIONS
Net investment income (loss)	$22,590
Capital gains distributions received	1,136
Net realized gain (loss) on shares redeemed	(58)
Net change in unrealized gain (loss) on investments	(32,415)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	(8,747)

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	1,098,099
Annuity payments	—
Surrenders, withdrawals and death benefits	(5,217)
Net transfers between other subaccounts
or fixed rate option	134,041
Other charges	(165)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	1,226,758

TOTAL INCREASE (DECREASE) IN NET ASSETS	1,218,011

NET ASSETS
Beginning of period	—
End of period	$1,218,011

Beginning units	—
Units issued	126,996
Units redeemed	(5,046)
Ending units	121,950

*Date subaccount became available for investment.

The accompanying notes are an integral part of these financial statements.
A 62

FINANCIAL STATEMENTS OF
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2014

	SUBACCOUNTS
	Prudential Money Market Portfolio	Prudential Diversified Bond Portfolio	Prudential Equity Portfolio (Class I)	Prudential Flexible Managed Portfolio	Prudential Conservative Balanced Portfolio
	1/1/2014	1/1/2014	1/1/2014	1/1/2014	1/1/2014
	to	to	to	to	to
	12/31/2014	12/31/2014	12/31/2014	12/31/2014	12/31/2014

OPERATIONS
Net investment income (loss)	$(1,986,246)	$(503,027)	$(2,995,510)	$(193,942)	$(269,465)
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	—	619,943	8,074,287	457,871	797,672
Net change in unrealized gain (loss) on investments	—	10,405,429	7,249,111	994,092	836,709
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	(1,986,246)	10,522,345	12,327,888	1,258,021	1,364,916

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	1,295,340	620,868	873,041	18,576	97,769
Annuity payments	(1,108,469)	(994,024)	(780,789)	—	(220,124)
Surrenders, withdrawals and death benefits	(33,251,340)	(21,850,842)	(20,335,501)	(1,732,476)	(2,270,007)
Net transfers between other subaccounts
or fixed rate option	8,116,439	1,439,892	(3,589,586)	61,920	200,025
Other charges	(165,938)	(52,477)	(174,649)	—	—
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	(25,113,968)	(20,836,583)	(24,007,484)	(1,651,980)	(2,192,337)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(27,100,214)	(10,314,238)	(11,679,596)	(393,959)	(827,421)

NET ASSETS
Beginning of period	150,930,061	194,198,610	214,130,494	14,279,727	19,635,619
End of period	$123,829,847	$183,884,372	$202,450,898	$13,885,768	$18,808,198

Beginning units	127,982,851	81,006,929	79,925,071	5,641,597	8,177,079
Units issued	30,334,060	3,266,670	2,523,680	98,404	217,725
Units redeemed	(52,828,422)	(11,637,527)	(11,341,887)	(730,904)	(1,093,088)
Ending units	105,488,489	72,636,072	71,106,864	5,009,097	7,301,716

The accompanying notes are an integral part of these financial statements.
A 63

FINANCIAL STATEMENTS OF
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2014

	SUBACCOUNTS
	Prudential Value Portfolio (Class I)	Prudential High Yield Bond Portfolio	Prudential Natural Resources Portfolio (Class I)	Prudential Stock Index Portfolio	Prudential Global Portfolio
	1/1/2014	1/1/2014	1/1/2014	1/1/2014	1/1/2014
	to	to	to	to	to
	12/31/2014	12/31/2014	12/31/2014	12/31/2014	12/31/2014

OPERATIONS
Net investment income (loss)	$(4,655,133)	$8,776,394	$(106,097)	$4,847,637	$(951,579)
Capital gains distributions received	—	—	—	13,648,805	—
Net realized gain (loss) on shares redeemed	13,599,970	579,963	111,827	16,013,778	2,322,972
Net change in unrealized gain (loss) on investments	16,031,501	(6,601,487)	(1,466,994)	(506,994)	(261,920)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	24,976,338	2,754,870	(1,461,264)	34,003,226	1,109,473

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	1,381,263	1,212,033	11,242	1,281,124	280,489
Annuity payments	(1,200,528)	(1,095,780)	(92,117)	(1,695,875)	(292,569)
Surrenders, withdrawals and death benefits	(36,907,175)	(27,575,714)	(455,813)	(35,358,252)	(6,672,215)
Net transfers between other subaccounts
or fixed rate option	(7,738,048)	1,952,111	(301,013)	(3,432,089)	(645,351)
Other charges	(419,347)	(250,018)	—	(370,762)	(78,305)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	(44,883,835)	(25,757,368)	(837,701)	(39,575,854)	(7,407,951)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(19,907,497)	(23,002,498)	(2,298,965)	(5,572,628)	(6,298,478)

NET ASSETS
Beginning of period	316,368,012	201,311,229	7,849,508	316,543,431	67,255,997
End of period	$296,460,515	$178,308,731	$5,550,543	$310,970,803	$60,957,519

Beginning units	116,025,662	47,472,568	1,009,186	130,864,169	30,874,301
Units issued	2,678,644	2,404,194	28,322	5,341,753	915,774
Units redeemed	(18,954,997)	(7,700,606)	(134,108)	(21,784,089)	(4,403,510)
Ending units	99,749,309	42,176,156	903,400	114,421,833	27,386,565

The accompanying notes are an integral part of these financial statements.
A 64

FINANCIAL STATEMENTS OF
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2014

	SUBACCOUNTS
	Prudential Jennison Portfolio (Class I)	Prudential Small Capitalization Stock Portfolio	T. Rowe Price International Stock Portfolio	T. Rowe Price Equity Income Portfolio (Investor Class)	Invesco V.I. Core Equity Fund (Series 1)
	1/1/2014	1/1/2014	1/1/2014	1/1/2014	1/1/2014
	to	to	to	to	to
	12/31/2014	12/31/2014	12/31/2014	12/31/2014	12/31/2014

OPERATIONS
Net investment income (loss)	$(4,433,617)	$(872,657)	$(80,923)	$259,714	$(528,116)
Capital gains distributions received	—	—	117,803	—	441,712
Net realized gain (loss) on shares redeemed	21,510,578	3,532,193	395,716	3,349,892	5,421,923
Net change in unrealized gain (loss) on investments	7,278,406	(423,764)	(972,680)	742,395	797,770
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	24,355,367	2,235,772	(540,084)	4,352,001	6,133,289

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	1,460,679	387,998	25,694	232,871	290,910
Annuity payments	(1,508,849)	(224,865)	(50,741)	(378,821)	(814,816)
Surrenders, withdrawals and death benefits	(33,082,608)	(6,057,582)	(1,856,301)	(7,741,273)	(10,273,193)
Net transfers between other subaccounts
or fixed rate option	(11,172,158)	(1,962,771)	313,066	(1,023,873)	(1,743,351)
Other charges	(286,331)	(14,424)	(5,442)	(19,473)	(32,228)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	(44,589,267)	(7,871,644)	(1,573,724)	(8,930,569)	(12,572,678)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(20,233,900)	(5,635,872)	(2,113,808)	(4,578,568)	(6,439,389)

NET ASSETS
Beginning of period	317,172,024	67,442,401	22,371,031	79,490,475	97,179,814
End of period	$296,938,124	$61,806,529	$20,257,223	$74,911,907	$90,740,425

Beginning units	120,569,230	15,356,388	13,481,283	25,950,012	38,676,716
Units issued	2,559,570	507,265	552,468	650,362	437,739
Units redeemed	(19,466,256)	(2,314,082)	(1,509,359)	(3,498,151)	(5,257,633)
Ending units	103,662,544	13,549,571	12,524,392	23,102,223	33,856,822

The accompanying notes are an integral part of these financial statements.
A 65

FINANCIAL STATEMENTS OF
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2014

	SUBACCOUNTS
	Janus Aspen Janus Portfolio (Institutional Shares)	Janus Aspen Overseas Portfolio (Institutional Shares)	MFS Research Series (Initial Class)	MFS Growth Series (Initial Class)	American Century VP Value Fund (Class I)
	1/1/2014	1/1/2014	1/1/2014	1/1/2014	1/1/2014
	to	to	to	to	to
	12/31/2014	12/31/2014	12/31/2014	12/31/2014	12/31/2014

OPERATIONS
Net investment income (loss)	$(635,534)	$3,950,124	$(120,652)	$(798,517)	$43,344
Capital gains distributions received	4,420,526	6,250,826	1,532,829	4,079,711	—
Net realized gain (loss) on shares redeemed	1,951,916	1,761,172	1,313,531	3,416,274	1,098,091
Net change in unrealized gain (loss) on investments	950,592	(23,494,194)	(1,026,053)	(2,334,140)	2,146,098
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	6,687,500	(11,532,072)	1,699,655	4,363,328	3,287,533

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	233,675	199,389	70,301	331,100	327,600
Annuity payments	(449,498)	(236,665)	(62,421)	(261,109)	(103,331)
Surrenders, withdrawals and death benefits	(5,590,169)	(7,949,418)	(2,318,967)	(6,382,799)	(3,569,589)
Net transfers between other subaccounts
or fixed rate option	(1,467,282)	(950,811)	(794,705)	(973,162)	39,499
Other charges	(23,476)	(26,728)	(6,063)	(21,442)	(7,174)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	(7,296,750)	(8,964,233)	(3,111,855)	(7,307,412)	(3,312,995)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(609,250)	(20,496,305)	(1,412,200)	(2,944,084)	(25,462)

NET ASSETS
Beginning of period	63,509,198	96,032,116	21,699,752	64,474,846	30,803,351
End of period	$62,899,948	$75,535,811	$20,287,552	$61,530,762	$30,777,889

Beginning units	28,310,079	25,330,800	8,883,436	25,117,592	10,636,411
Units issued	416,917	640,086	107,997	745,141	517,042
Units redeemed	(3,573,323)	(3,043,101)	(1,350,861)	(3,551,646)	(1,615,850)
Ending units	25,153,673	22,927,785	7,640,572	22,311,087	9,537,603

The accompanying notes are an integral part of these financial statements.
A 66

FINANCIAL STATEMENTS OF
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2014

	SUBACCOUNTS
	Franklin Small-Mid Cap Growth VIP Fund (Class 2)	Prudential Jennison 20/20 Focus Portfolio (Class I)	Davis Value Portfolio	AB VPS Large Cap Growth Portfolio (Class B)	Prudential SP Small Cap Value Portfolio (Class I)
	1/1/2014	1/1/2014	1/1/2014	1/1/2014	1/1/2014
	to	to	to	to	to
	12/31/2014	12/31/2014	12/31/2014	12/31/2014	12/31/2014

OPERATIONS
Net investment income (loss)	$(404,102)	$(724,683)	$(144,080)	$(102,438)	$(1,713,332)
Capital gains distributions received	5,628,732	—	5,808,652	—	—
Net realized gain (loss) on shares redeemed	524,295	2,833,497	785,383	567,705	7,122,056
Net change in unrealized gain (loss) on investments	(4,124,430)	766,629	(5,134,353)	371,025	(2,069,035)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	1,624,495	2,875,443	1,315,602	836,292	3,339,689

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	129,750	174,174	108,832	3,345	392,663
Annuity payments	(136,467)	(151,336)	(61,646)	(22,660)	(200,382)
Surrenders, withdrawals and death benefits	(2,889,150)	(4,485,856)	(2,279,306)	(873,810)	(13,899,137)
Net transfers between other subaccounts
or fixed rate option	(585,051)	(1,190,988)	(1,040,985)	544,547	(1,506,942)
Other charges	(9,036)	(13,976)	(7,185)	(1,540)	(263,487)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	(3,489,954)	(5,667,982)	(3,280,290)	(350,118)	(15,477,285)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(1,865,459)	(2,792,539)	(1,964,688)	486,174	(12,137,596)

NET ASSETS
Beginning of period	30,316,921	52,712,164	30,760,095	7,205,255	116,216,364
End of period	$28,451,462	$49,919,625	$28,795,407	$7,691,429	$104,078,768

Beginning units	11,730,730	22,694,156	20,231,593	7,839,359	45,198,887
Units issued	351,028	590,164	234,340	1,400,187	1,597,654
Units redeemed	(1,695,640)	(2,951,762)	(2,358,116)	(1,782,263)	(7,560,066)
Ending units	10,386,118	20,332,558	18,107,817	7,457,283	39,236,475

The accompanying notes are an integral part of these financial statements.
A 67

FINANCIAL STATEMENTS OF
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2014

	SUBACCOUNTS
	Janus Aspen Janus Portfolio (Service Shares)	Prudential SP Prudential U.S. Emerging Growth Portfolio (Class I)	Prudential SP International Growth Portfolio (Class I)	Prudential SP International Value Portfolio	AST Goldman Sachs Large-Cap Value Portfolio
	1/1/2014	1/1/2014	1/1/2014	1/1/2014	1/1/2014
	to	to	to	to	to
	12/31/2014	12/31/2014	12/31/2014	12/31/2014	12/31/2014

OPERATIONS
Net investment income (loss)	$(163,402)	$(2,072,654)	$(632,150)	$(620,515)	$(3,669,871)
Capital gains distributions received	843,862	—	—	—	—
Net realized gain (loss) on shares redeemed	826,081	8,245,384	(58,325)	(124,328)	11,512,566
Net change in unrealized gain (loss) on investments	(336,604)	3,374,815	(2,277,469)	(2,092,441)	17,147,726
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	1,169,937	9,547,545	(2,967,944)	(2,837,284)	24,990,421

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	47,498	452,105	189,509	250,926	7,887,852
Annuity payments	(21,856)	(446,295)	(74,180)	(112,262)	(17,428)
Surrenders, withdrawals and death benefits	(1,276,042)	(17,022,415)	(5,238,460)	(5,304,646)	(10,219,473)
Net transfers between other subaccounts
or fixed rate option	(530,487)	(2,260,056)	101,338	314,474	17,094,664
Other charges	(31,831)	(317,756)	(92,298)	(106,467)	(2,073,981)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	(1,812,718)	(19,594,417)	(5,114,091)	(4,957,975)	12,671,634

TOTAL INCREASE (DECREASE) IN NET ASSETS	(642,781)	(10,046,872)	(8,082,035)	(7,795,259)	37,662,055

NET ASSETS
Beginning of period	12,064,745	137,597,753	43,540,982	41,162,674	221,800,922
End of period	$11,421,964	$127,550,881	$35,458,947	$33,367,415	$259,462,977

Beginning units	8,224,606	51,863,775	26,351,907	22,680,253	15,310,832
Units issued	275,845	1,504,898	1,249,483	983,234	4,654,355
Units redeemed	(1,491,897)	(8,847,316)	(4,330,625)	(3,793,703)	(3,952,395)
Ending units	7,008,554	44,521,357	23,270,765	19,869,784	16,012,792

The accompanying notes are an integral part of these financial statements.
A 68

FINANCIAL STATEMENTS OF
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2014

	SUBACCOUNTS
	AST Schroders Multi-Asset World Strategies Portfolio	AST Cohen & Steers Realty Portfolio	AST J.P. Morgan Strategic Opportunities Portfolio	AST Herndon Large-Cap Value Portfolio	AST High Yield Portfolio
	1/1/2014	1/1/2014	1/1/2014	1/1/2014	1/1/2014
	to	to	to	to	to
	12/31/2014	12/31/2014	12/31/2014	12/31/2014	12/31/2014

OPERATIONS
Net investment income (loss)	$(43,789,724)	$(3,577,459)	$(27,654,003)	$(2,515,465)	$(3,498,439)
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	52,915,866	8,505,775	27,446,651	7,834,048	5,746,086
Net change in unrealized gain (loss) on investments	23,674,132	47,576,427	60,334,920	(5,445,848)	(395,128)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	32,800,274	52,504,743	60,127,568	(127,265)	1,852,519

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	98,493,547	5,802,890	90,865,019	2,862,798	11,407,325
Annuity payments	(82,711)	(32,437)	(366,041)	(24,987)	(158,768)
Surrenders, withdrawals and death benefits	(80,271,708)	(9,226,924)	(57,951,304)	(6,426,410)	(12,152,028)
Net transfers between other subaccounts
or fixed rate option	(122,057,992)	6,390,835	(41,260,724)	(5,133,453)	(12,262,656)
Other charges	(25,429,923)	(1,836,131)	(15,290,670)	(1,269,160)	(1,591,000)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	(129,348,787)	1,098,233	(24,003,720)	(9,991,212)	(14,757,127)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(96,548,513)	53,602,976	36,123,848	(10,118,477)	(12,904,608)

NET ASSETS
Beginning of period	2,636,511,509	186,234,548	1,639,216,534	156,740,923	216,591,340
End of period	$2,539,962,996	$239,837,524	$1,675,340,382	$146,622,446	$203,686,732

Beginning units	209,605,294	13,244,438	131,616,515	10,554,251	16,564,062
Units issued	22,610,778	5,198,705	15,212,072	1,873,250	6,100,786
Units redeemed	(32,327,417)	(5,131,251)	(16,324,516)	(2,564,067)	(7,137,368)
Ending units	199,888,655	13,311,892	130,504,071	9,863,434	15,527,480

The accompanying notes are an integral part of these financial statements.
A 69

FINANCIAL STATEMENTS OF
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2014

	SUBACCOUNTS
	AST Small-Cap Growth Opportunities Portfolio	AST Mid-Cap Value Portfolio	AST Small-Cap Value Portfolio	AST Goldman Sachs Mid-Cap Growth Portfolio
	1/1/2014	1/1/2014	1/1/2014	1/1/2014
	to	to	to	to
	12/31/2014	12/31/2014	12/31/2014	12/31/2014

OPERATIONS
Net investment income (loss)	$(2,744,632)	$(1,798,086)	$(1,878,352)	$(4,489,213)
Capital gains distributions received	—	—	—	—
Net realized gain (loss) on shares redeemed	10,739,907	6,905,924	8,265,098	13,426,753
Net change in unrealized gain (loss) on investments	(3,381,016)	7,643,071	(3,126,077)	15,054,195
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	4,614,259	12,750,909	3,260,669	23,991,735

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	3,494,896	3,537,757	3,128,285	6,991,454
Annuity payments	(91,524)	(18,364)	(78,219)	(27,616)
Surrenders, withdrawals and death benefits	(6,587,649)	(4,393,183)	(5,097,887)	(11,383,619)
Net transfers between other subaccounts
or fixed rate option	3,542,011	(1,959,015)	(9,355,501)	(7,675,090)
Other charges	(1,477,499)	(913,794)	(872,962)	(2,276,657)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	(1,119,765)	(3,746,599)	(12,276,284)	(14,371,528)

TOTAL INCREASE (DECREASE) IN NET ASSETS	3,494,494	9,004,310	(9,015,615)	9,620,207

NET ASSETS
Beginning of period	165,527,400	104,910,530	116,350,334	261,949,491
End of period	$169,021,894	$113,914,840	$107,334,719	$271,569,698

Beginning units	10,131,377	6,398,667	7,037,534	15,464,440
Units issued	4,179,553	1,792,764	1,877,312	3,926,333
Units redeemed	(4,279,123)	(2,021,700)	(2,620,935)	(4,698,667)
Ending units	10,031,807	6,169,731	6,293,911	14,692,106

The accompanying notes are an integral part of these financial statements.
A 70

FINANCIAL STATEMENTS OF
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2014

	SUBACCOUNTS
	AST Large-Cap Value Portfolio	AST Lord Abbett Core Fixed Income Portfolio	AST Loomis Sayles Large-Cap Growth Portfolio	AST MFS Growth Portfolio	AST Neuberger Berman Mid-Cap Growth Portfolio
	1/1/2014	1/1/2014	1/1/2014	1/1/2014	1/1/2014
	to	to	to	to	to
	12/31/2014	12/31/2014	12/31/2014	12/31/2014	12/31/2014

OPERATIONS
Net investment income (loss)	$(4,887,200)	$(7,727,817)	$(6,194,961)	$(1,757,070)	$(4,326,555)
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	16,653,317	2,437,958	16,122,217	6,694,014	13,083,844
Net change in unrealized gain (loss) on investments	33,285,748	32,200,094	27,283,225	2,940,022	7,423,717
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	45,051,865	26,910,235	37,210,481	7,876,966	16,181,006

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	9,628,669	12,207,888	5,312,489	5,227,922	7,189,759
Annuity payments	(67,716)	(40,378)	(559,673)	(17,250)	(90,900)
Surrenders, withdrawals and death benefits	(17,583,461)	(21,901,382)	(16,813,650)	(4,487,311)	(10,024,884)
Net transfers between other subaccounts
or fixed rate option	11,162,392	49,705,307	127,973,609	1,100,086	246,134
Other charges	(4,028,164)	(6,091,626)	(3,287,287)	(1,045,625)	(2,518,931)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	(888,280)	33,879,809	112,625,488	777,822	(5,198,822)

TOTAL INCREASE (DECREASE) IN NET ASSETS	44,163,585	60,790,044	149,835,969	8,654,788	10,982,184

NET ASSETS
Beginning of period	365,288,606	533,925,206	255,014,042	113,750,049	273,973,887
End of period	$409,452,191	$594,715,250	$404,850,011	$122,404,837	$284,956,071

Beginning units	25,383,341	46,780,133	16,363,267	7,176,134	16,795,002
Units issued	5,572,315	12,060,916	13,534,480	2,249,015	5,230,251
Units redeemed	(5,700,391)	(9,289,633)	(6,114,508)	(2,181,742)	(5,527,852)
Ending units	25,255,265	49,551,416	23,783,239	7,243,407	16,497,401

The accompanying notes are an integral part of these financial statements.
A 71

FINANCIAL STATEMENTS OF
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2014

	SUBACCOUNTS
	AST Neuberger Berman / LSV Mid-Cap Value Portfolio	AST BlackRock Low Duration Bond Portfolio	AST T. Rowe Price Equity Income Portfolio	AST QMA US Equity Alpha Portfolio	AST T. Rowe Price Natural Resources Portfolio
	1/1/2014	1/1/2014	1/1/2014	1/1/2014	1/1/2014
	to	to	to	to	to
	12/31/2014	12/31/2014	12/31/2014	12/31/2014	12/31/2014

OPERATIONS
Net investment income (loss)	$(4,705,622)	$(3,005,116)	$(4,307,216)	$(2,036,485)	$(5,664,136)
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	15,642,469	(787,920)	10,238,310	5,958,156	8,496,082
Net change in unrealized gain (loss) on investments	20,987,783	706,223	12,334,345	13,015,970	(34,565,699)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	31,924,630	(3,086,813)	18,265,439	16,937,641	(31,733,753)

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	7,329,204	4,764,280	8,741,098	3,463,463	6,833,466
Annuity payments	(98,356)	(55,898)	(6,063)	(4,442)	(118,083)
Surrenders, withdrawals and death benefits	(13,421,108)	(13,959,453)	(9,370,738)	(5,084,069)	(14,964,816)
Net transfers between other subaccounts
or fixed rate option	9,582,255	(10,054,980)	1,716,913	51,333,513	4,624,132
Other charges	(2,325,133)	(1,217,695)	(3,240,621)	(1,040,835)	(2,795,220)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	1,066,862	(20,523,746)	(2,159,411)	48,667,630	(6,420,521)

TOTAL INCREASE (DECREASE) IN NET ASSETS	32,991,492	(23,610,559)	16,106,028	65,605,271	(38,154,274)

NET ASSETS
Beginning of period	259,477,265	185,800,284	306,640,049	103,101,788	333,568,421
End of period	$292,468,757	$162,189,725	$322,746,077	$168,707,059	$295,414,147

Beginning units	15,233,966	17,793,464	21,980,538	6,346,657	29,033,620
Units issued	4,987,634	5,257,481	3,951,174	4,843,454	10,847,827
Units redeemed	(4,872,123)	(7,184,978)	(4,114,882)	(2,210,412)	(11,230,367)
Ending units	15,349,477	15,865,967	21,816,830	8,979,699	28,651,080

The accompanying notes are an integral part of these financial statements.
A 72

FINANCIAL STATEMENTS OF
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2014

	SUBACCOUNTS
	AST T. Rowe Price Asset Allocation Portfolio	AST MFS Global Equity Portfolio	AST J.P. Morgan International Equity Portfolio	AST Templeton Global Bond Portfolio	AST Wellington Management Hedged Equity Portfolio
	1/1/2014	1/1/2014	1/1/2014	1/1/2014	1/1/2014
	to	to	to	to	to
	12/31/2014	12/31/2014	12/31/2014	12/31/2014	12/31/2014

OPERATIONS
Net investment income (loss)	$(123,062,097)	$(5,389,705)	$(3,464,472)	$(2,785,992)	$(23,170,716)
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	90,971,266	11,517,102	4,465,079	(304,263)	20,416,371
Net change in unrealized gain (loss) on investments	345,108,884	240,863	(18,138,406)	1,406,712	56,145,958
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	313,018,053	6,368,260	(17,137,799)	(1,683,543)	53,391,613

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	620,931,831	10,770,557	3,676,313	6,565,915	232,424,890
Annuity payments	(585,961)	(85,985)	(265,073)	(71,067)	(270,511)
Surrenders, withdrawals and death benefits	(209,605,207)	(11,915,606)	(7,216,587)	(7,345,855)	(44,984,678)
Net transfers between other subaccounts
or fixed rate option	32,900,801	33,888,805	17,033,688	1,308,642	102,736,396
Other charges	(75,370,046)	(2,995,250)	(1,746,088)	(1,971,527)	(13,655,236)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	368,271,418	29,662,521	11,482,253	(1,513,892)	276,250,861

TOTAL INCREASE (DECREASE) IN NET ASSETS	681,289,471	36,030,781	(5,655,546)	(3,197,435)	329,642,474

NET ASSETS
Beginning of period	7,295,773,746	320,306,026	207,308,532	197,497,290	1,219,180,055
End of period	$7,977,063,217	$356,336,807	$201,652,986	$194,299,855	$1,548,822,529

Beginning units	535,636,451	20,596,304	16,428,334	19,027,712	106,042,703
Units issued	79,258,593	8,402,881	5,120,464	3,536,753	42,555,974
Units redeemed	(46,368,046)	(6,480,754)	(4,164,391)	(3,651,140)	(18,571,778)
Ending units	568,526,998	22,518,431	17,384,407	18,913,325	130,026,899

The accompanying notes are an integral part of these financial statements.
A 73

FINANCIAL STATEMENTS OF
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2014

	SUBACCOUNTS
	AST Capital Growth Asset Allocation Portfolio	AST Academic Strategies Asset Allocation Portfolio	AST Balanced Asset Allocation Portfolio	AST Preservation Asset Allocation Portfolio	AST FI Pyramis Quantitative Portfolio
	1/1/2014	1/1/2014	1/1/2014	1/1/2014	1/1/2014
	to	to	to	to	to
	12/31/2014	12/31/2014	12/31/2014	12/31/2014	12/31/2014

OPERATIONS
Net investment income (loss)	$(117,281,762)	$(72,750,126)	$(111,792,335)	$(78,276,914)	$(51,821,901)
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	94,697,186	95,706,429	128,836,422	83,912,490	44,610,435
Net change in unrealized gain (loss) on investments	374,353,508	59,313,157	302,854,566	176,544,566	54,131,026
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	351,768,932	82,269,460	319,898,653	182,180,142	46,919,560

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	512,802,515	114,457,440	471,046,445	223,271,228	208,006,992
Annuity payments	(796,622)	(780,486)	(1,304,222)	(1,457,326)	(132,766)
Surrenders, withdrawals and death benefits	(209,753,742)	(163,169,733)	(305,158,588)	(224,651,902)	(97,783,785)
Net transfers between other subaccounts
or fixed rate option	259,517,236	(228,388,375)	22,826,995	(135,711,038)	(64,276,862)
Other charges	(58,256,672)	(35,155,467)	(57,748,662)	(38,624,903)	(30,839,394)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	503,512,715	(313,036,621)	129,661,968	(177,173,941)	14,974,185

TOTAL INCREASE (DECREASE) IN NET ASSETS	855,281,647	(230,767,161)	449,560,621	5,006,201	61,893,745

NET ASSETS
Beginning of period	6,496,922,673	4,268,987,509	6,621,022,037	4,626,397,788	3,164,359,014
End of period	$7,352,204,320	$4,038,220,348	$7,070,582,658	$4,631,403,989	$3,226,252,759

Beginning units	477,773,399	351,118,214	500,114,203	372,081,247	248,285,247
Units issued	84,711,039	34,165,898	63,815,696	44,538,340	30,841,738
Units redeemed	(45,648,348)	(59,042,809)	(49,900,651)	(56,316,557)	(28,036,054)
Ending units	516,836,090	326,241,303	514,029,248	360,303,030	251,090,931

The accompanying notes are an integral part of these financial statements.
A 74

FINANCIAL STATEMENTS OF
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2014

	SUBACCOUNTS
	AST Prudential Growth Allocation Portfolio	AST Advanced Strategies Portfolio	AST T. Rowe Price Large-Cap Growth Portfolio	AST Money Market Portfolio	AST Small-Cap Growth Portfolio
	1/1/2014	1/1/2014	1/1/2014	1/1/2014	1/1/2014
	to	to	to	to	to
	12/31/2014	12/31/2014	12/31/2014	12/31/2014	12/31/2014

OPERATIONS
Net investment income (loss)	$(67,512,802)	$(98,385,521)	$(9,507,694)	$(3,371,060)	$(3,422,560)
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	66,598,752	82,605,065	30,501,608	—	11,310,070
Net change in unrealized gain (loss) on investments	290,309,554	272,951,036	14,153,499	—	(5,292,822)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	289,395,504	257,170,580	35,147,413	(3,371,060)	2,594,688

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	396,347,270	473,353,471	15,108,616	27,726,396	4,251,353
Annuity payments	(102,703)	(500,837)	(197,508)	(372,935)	(40,497)
Surrenders, withdrawals and death benefits	(111,762,787)	(166,419,591)	(25,188,329)	(541,946,316)	(10,353,999)
Net transfers between other subaccounts
or fixed rate option	98,185,021	(34,653,492)	36,967,604	498,669,589	(7,556,877)
Other charges	(40,348,632)	(58,571,567)	(4,578,353)	(1,316,304)	(1,591,535)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	342,318,169	213,207,984	22,112,030	(17,239,570)	(15,291,555)

TOTAL INCREASE (DECREASE) IN NET ASSETS	631,713,673	470,378,564	57,259,443	(20,610,630)	(12,696,867)

NET ASSETS
Beginning of period	3,842,655,603	5,785,627,771	533,489,977	213,351,383	209,243,993
End of period	$4,474,369,276	$6,256,006,335	$590,749,420	$192,740,753	$196,547,126

Beginning units	296,876,303	426,587,465	30,310,526	22,470,117	11,797,325
Units issued	71,848,709	59,738,841	11,436,303	82,675,436	3,444,802
Units redeemed	(43,919,773)	(39,229,017)	(10,157,260)	(84,562,496)	(4,347,953)
Ending units	324,805,239	447,097,289	31,589,569	20,583,057	10,894,174

The accompanying notes are an integral part of these financial statements.
A 75

FINANCIAL STATEMENTS OF
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2014

	SUBACCOUNTS
	AST BlackRock/Loomis Sayles Bond Portfolio	AST International Value Portfolio	AST International Growth Portfolio	NVIT Developing Markets Fund (Class II)	AST Investment Grade Bond Portfolio
	1/1/2014	1/1/2014	1/1/2014	1/1/2014	1/1/2014
	to	to	to	to	to
	12/31/2014	12/31/2014	12/31/2014	12/31/2014	12/31/2014

OPERATIONS
Net investment income (loss)	$(36,176,687)	$(1,553,955)	$(2,460,907)	$(81,250)	$(10,142,018)
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	16,924,460	2,221,822	2,822,412	(601,649)	27,516,144
Net change in unrealized gain (loss) on investments	75,148,785	(8,799,804)	(14,599,899)	(31,209)	8,273,533
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	55,896,558	(8,131,937)	(14,238,394)	(714,108)	25,647,659

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	22,207,648	3,423,733	5,982,370	18,269	—
Annuity payments	(1,118,893)	—	(64,610)	(5,435)	(134,596)
Surrenders, withdrawals and death benefits	(111,840,438)	(3,187,660)	(6,255,953)	(1,385,534)	(32,638,477)
Net transfers between other subaccounts
or fixed rate option	(151,696,514)	6,493,530	11,487,427	(703,990)	119,488,830
Other charges	(18,679,305)	(810,811)	(2,331,328)	(31,217)	(6,349,432)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	(261,127,502)	5,918,792	8,817,906	(2,107,907)	80,366,325

TOTAL INCREASE (DECREASE) IN NET ASSETS	(205,230,944)	(2,213,145)	(5,420,488)	(2,822,015)	106,013,984

NET ASSETS
Beginning of period	2,248,671,453	92,461,154	206,639,394	10,904,677	621,532,307
End of period	$2,043,440,509	$90,248,009	$201,218,906	$8,082,662	$727,546,291

Beginning units	201,354,458	7,524,472	17,172,146	742,948	48,729,870
Units issued	29,703,591	2,565,401	3,351,746	45,731	125,792,735
Units redeemed	(52,482,271)	(2,088,155)	(2,612,216)	(194,129)	(119,552,935)
Ending units	178,575,778	8,001,718	17,911,676	594,550	54,969,670

The accompanying notes are an integral part of these financial statements.
A 76

FINANCIAL STATEMENTS OF
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2014

	SUBACCOUNTS
	AST Western Asset Core Plus Bond Portfolio	AST Bond Portfolio 2018	AST Bond Portfolio 2019	AST Global Real Estate Portfolio	AST Parametric Emerging Markets Equity Portfolio
	1/1/2014	1/1/2014	1/1/2014	1/1/2014	1/1/2014
	to	to	to	to	to
	12/31/2014	12/31/2014	12/31/2014	12/31/2014	12/31/2014

OPERATIONS
Net investment income (loss)	$(8,299,655)	$(1,903,688)	$(355,085)	$(1,473,015)	$(4,006,743)
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	2,614,184	1,375,076	(145,979)	3,163,617	3,832,992
Net change in unrealized gain (loss) on investments	30,024,573	1,136,213	895,656	7,982,892	(13,426,752)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	24,339,102	607,601	394,592	9,673,494	(13,600,503)

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	6,185,821	2,969	177	2,003,071	3,229,677
Annuity payments	(15,994)	(44,634)	—	—	(45,471)
Surrenders, withdrawals and death benefits	(22,186,314)	(6,227,192)	(1,615,586)	(2,787,766)	(7,553,514)
Net transfers between other subaccounts
or fixed rate option	98,884,582	(21,668,154)	(5,181,232)	(2,329,180)	(2,563,353)
Other charges	(4,313,496)	(54,014)	(6,826)	(774,961)	(2,251,932)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	78,554,599	(27,991,025)	(6,803,467)	(3,888,836)	(9,184,593)

TOTAL INCREASE (DECREASE) IN NET ASSETS	102,893,701	(27,383,424)	(6,408,875)	5,784,658	(22,785,096)

NET ASSETS
Beginning of period	433,900,626	103,179,417	20,191,487	82,370,919	237,959,556
End of period	$536,794,327	$75,795,993	$13,782,612	$88,155,577	$215,174,460

Beginning units	38,646,845	8,868,288	1,691,166	6,106,874	22,889,863
Units issued	19,265,815	1,121,510	226,128	1,770,397	8,393,948
Units redeemed	(12,502,727)	(3,517,141)	(789,925)	(2,040,345)	(9,217,574)
Ending units	45,409,933	6,472,657	1,127,369	5,836,926	22,066,237

The accompanying notes are an integral part of these financial statements.
A 77

FINANCIAL STATEMENTS OF
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2014

	SUBACCOUNTS
	AST Goldman Sachs Small-Cap Value Portfolio	AST Schroders Global Tactical Portfolio	AST RCM World Trends Portfolio	AST J.P. Morgan Global Thematic Portfolio	AST Goldman Sachs Multi-Asset Portfolio
	1/1/2014	1/1/2014	1/1/2014	1/1/2014	1/1/2014
	to	to	to	to	to
	12/31/2014	12/31/2014	12/31/2014	12/31/2014	12/31/2014

OPERATIONS
Net investment income (loss)	$(5,081,330)	$(52,821,153)	$(53,163,091)	$(34,637,298)	$(32,043,525)
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	14,967,790	44,574,991	37,513,354	34,729,612	27,591,382
Net change in unrealized gain (loss) on investments	5,820,431	141,952,646	128,398,437	98,252,706	50,023,510
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	15,706,891	133,706,484	112,748,700	98,345,020	45,571,367

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	7,172,219	246,746,836	285,035,668	174,349,040	211,469,641
Annuity payments	(45,446)	(63,576)	(95,497)	(35,666)	(88,671)
Surrenders, withdrawals and death benefits	(11,007,567)	(79,125,750)	(89,609,044)	(51,303,516)	(59,404,706)
Net transfers between other subaccounts
or fixed rate option	11,685,612	6,779,266	(48,601,930)	(36,738,193)	(58,901,463)
Other charges	(2,732,043)	(32,626,534)	(33,951,672)	(21,637,782)	(20,241,701)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	5,072,775	141,710,242	112,777,525	64,633,883	72,833,100

TOTAL INCREASE (DECREASE) IN NET ASSETS	20,779,666	275,416,726	225,526,225	162,978,903	118,404,467

NET ASSETS
Beginning of period	301,627,095	3,115,314,824	3,225,998,690	2,077,440,086	1,929,095,433
End of period	$322,406,761	$3,390,731,550	$3,451,524,915	$2,240,418,989	$2,047,499,900

Beginning units	17,117,415	229,670,371	262,920,377	155,830,286	160,349,399
Units issued	5,574,993	34,994,071	36,713,028	23,280,576	30,071,539
Units redeemed	(5,265,910)	(22,338,360)	(25,643,398)	(16,876,338)	(22,309,403)
Ending units	17,426,498	242,326,082	273,990,007	162,234,524	168,111,535

The accompanying notes are an integral part of these financial statements.
A 78

FINANCIAL STATEMENTS OF
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2014

	SUBACCOUNTS
	AST FI Pyramis® Asset Allocation Portfolio	ProFund VP Consumer Services	ProFund VP Consumer Goods Portfolio	ProFund VP Financials	ProFund VP Health Care
	1/1/2014	1/1/2014	1/1/2014	1/1/2014	1/1/2014
	to	to	to	to	to
	12/31/2014	12/31/2014	12/31/2014	12/31/2014	12/31/2014

OPERATIONS
Net investment income (loss)	$(37,736,852)	$(5,157)	$(1,643)	$(11,009)	$(24,280)
Capital gains distributions received	—	369	—	—	—
Net realized gain (loss) on shares redeemed	24,029,438	62,389	39,032	105,700	220,135
Net change in unrealized gain (loss) on investments	104,476,065	(23,934)	(17,928)	(4,596)	213,384
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	90,768,651	33,667	19,461	90,095	409,239

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	282,683,859	3,136	—	—	75,268
Annuity payments	(80,360)	—	—	—	—
Surrenders, withdrawals and death benefits	(52,323,626)	(32,713)	(4,477)	(102,777)	(247,149)
Net transfers between other subaccounts
or fixed rate option	59,043,651	(126,497)	(51,474)	72,805	176,893
Other charges	(23,087,197)	(2,929)	(1,478)	(6,156)	(15,120)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	266,236,327	(159,003)	(57,429)	(36,128)	(10,108)

TOTAL INCREASE (DECREASE) IN NET ASSETS	357,004,978	(125,336)	(37,968)	53,967	399,131

NET ASSETS
Beginning of period	2,122,569,187	518,459	404,042	863,069	1,795,350
End of period	$2,479,574,165	$393,123	$366,074	$917,036	$2,194,481

Beginning units	157,736,679	27,168	25,017	95,105	103,938
Units issued	36,326,446	5,014	10,081	46,441	52,728
Units redeemed	(14,371,817)	(13,294)	(14,041)	(55,475)	(52,760)
Ending units	179,691,308	18,888	21,057	86,071	103,906

The accompanying notes are an integral part of these financial statements.
A 79

FINANCIAL STATEMENTS OF
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2014

	SUBACCOUNTS
	ProFund VP Industrials	ProFund VP Mid-Cap Growth	ProFund VP Mid-Cap Value	ProFund VP Real Estate	ProFund VP Small-Cap Growth
	1/1/2014	1/1/2014	1/1/2014	1/1/2014	1/1/2014
	to	to	to	to	to
	12/31/2014	12/31/2014	12/31/2014	12/31/2014	12/31/2014

OPERATIONS
Net investment income (loss)	$(4,664)	$(8,253)	$(7,800)	$1,160	$(8,519)
Capital gains distributions received	—	51,832	—	—	127,865
Net realized gain (loss) on shares redeemed	51,026	32,500	129,617	33,635	28,522
Net change in unrealized gain (loss) on investments	(28,367)	(57,077)	(84,476)	94,630	(173,367)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	17,995	19,002	37,341	129,425	(25,499)

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	234	7,686	2,926	24,914	144,501
Annuity payments	—	—	—	—	—
Surrenders, withdrawals and death benefits	(94,641)	(56,859)	(167,658)	(56,141)	(181,797)
Net transfers between other subaccounts
or fixed rate option	34,349	(51,955)	(121,970)	152,997	(358,880)
Other charges	(3,779)	(4,472)	(5,220)	(4,780)	(4,229)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	(63,837)	(105,600)	(291,922)	116,990	(400,405)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(45,842)	(86,598)	(254,581)	246,415	(425,904)

NET ASSETS
Beginning of period	421,843	628,203	759,404	446,378	1,183,248
End of period	$376,001	$541,605	$504,823	$692,793	$757,344

Beginning units	29,286	41,666	50,948	43,744	67,635
Units issued	13,824	8,360	64,408	32,705	38,142
Units redeemed	(17,621)	(15,907)	(83,231)	(25,244)	(62,440)
Ending units	25,489	34,119	32,125	51,205	43,337

The accompanying notes are an integral part of these financial statements.
A 80

FINANCIAL STATEMENTS OF
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2014

	SUBACCOUNTS
	ProFund VP Small-Cap Value	ProFund VP Telecommunications	ProFund VP Utilities	ProFund VP Large-Cap Growth	ProFund VP Large-Cap Value
	1/1/2014	1/1/2014	1/1/2014	1/1/2014	1/1/2014
	to	to	to	to	to
	12/31/2014	12/31/2014	12/31/2014	12/31/2014	12/31/2014

OPERATIONS
Net investment income (loss)	$(4,516)	$3,294	$3,508	$(17,871)	$(10,142)
Capital gains distributions received	21,039	—	—	—	—
Net realized gain (loss) on shares redeemed	86,047	4,448	50,173	79,361	86,788
Net change in unrealized gain (loss) on investments	(85,674)	(7,260)	103,851	87,400	37,630
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	16,896	482	157,532	148,890	114,276

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	2,323	—	38,087	17,048	17,942
Annuity payments	—	—	—	—	—
Surrenders, withdrawals and death benefits	(55,678)	(55,471)	(26,359)	(135,358)	(184,722)
Net transfers between other subaccounts
or fixed rate option	(147,557)	(8,066)	96,800	623,582	291,260
Other charges	(2,592)	(661)	(5,281)	(10,551)	(9,232)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	(203,504)	(64,198)	103,247	494,721	115,248

TOTAL INCREASE (DECREASE) IN NET ASSETS	(186,608)	(63,716)	260,779	643,611	229,524

NET ASSETS
Beginning of period	448,176	161,079	559,971	1,188,375	1,312,378
End of period	$261,568	$97,363	$820,750	$1,831,986	$1,541,902

Beginning units	28,475	14,233	49,162	83,825	104,670
Units issued	24,896	5,880	33,698	55,660	73,242
Units redeemed	(37,098)	(11,542)	(28,118)	(24,648)	(59,102)
Ending units	16,273	8,571	54,742	114,837	118,810

The accompanying notes are an integral part of these financial statements.
A 81

FINANCIAL STATEMENTS OF
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2014

	SUBACCOUNTS
	AST Boston Partners Large-Cap Value Portfolio	AST Jennison Large-Cap Growth Portfolio	AST Bond Portfolio 2020	AST Bond Portfolio 2017	AST Bond Portfolio 2021
	1/1/2014	1/1/2014	1/1/2014	1/1/2014	1/1/2014
	to	to	to	to	to
	12/31/2014	12/31/2014	12/31/2014	12/31/2014	12/31/2014

OPERATIONS
Net investment income (loss)	$(1,510,220)	$(1,985,602)	$(574,842)	$(1,871,629)	$(2,157,051)
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	4,619,729	7,323,668	455,900	1,333,052	1,638,465
Net change in unrealized gain (loss) on investments	3,997,423	3,462,386	1,223,623	15,030	4,962,818
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	7,106,932	8,800,452	1,104,681	(523,547)	4,444,232

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	1,447,971	6,498,115	1,882	6,959	2,238
Annuity payments	—	(3,161)	(44,102)	(150,115)	—
Surrenders, withdrawals and death benefits	(2,982,027)	(3,912,090)	(1,806,519)	(9,313,828)	(14,691,112)
Net transfers between other subaccounts
or fixed rate option	3,412,167	12,192,699	(3,670,761)	(14,944,115)	29,269,430
Other charges	(756,906)	(1,122,046)	(8,909)	(43,483)	(48,710)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	1,121,205	13,653,517	(5,528,409)	(24,444,582)	14,531,846

TOTAL INCREASE (DECREASE) IN NET ASSETS	8,228,137	22,453,969	(4,423,728)	(24,968,129)	18,976,078

NET ASSETS
Beginning of period	84,817,368	114,261,076	30,751,032	98,017,645	81,707,172
End of period	$93,045,505	$136,715,045	$26,327,304	$73,049,516	$100,683,250

Beginning units	5,993,027	7,114,061	2,612,664	8,654,724	6,858,333
Units issued	1,739,583	3,485,315	1,808,903	1,903,672	6,451,684
Units redeemed	(1,660,771)	(2,688,407)	(2,262,756)	(4,053,160)	(5,287,692)
Ending units	6,071,839	7,910,969	2,158,811	6,505,236	8,022,325

The accompanying notes are an integral part of these financial statements.
A 82

FINANCIAL STATEMENTS OF
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2014

	SUBACCOUNTS
	Wells Fargo VT International Equity Portfolio (Class 1)	Wells Fargo VT Omega Growth Portfolio (Class 1)	Wells Fargo VT Small Cap Growth Portfolio (Class 1)	Wells Fargo VT Small Cap Value Portfolio (Class 1)	AST Bond Portfolio 2022
	1/1/2014	1/1/2014	1/1/2014	1/1/2014	1/1/2014
	to	to	to	to	to
	12/31/2014	12/31/2014	12/31/2014	12/31/2014	12/31/2014

OPERATIONS
Net investment income (loss)	$6,938	$(19,868)	$(8,892)	$(12,491)	$(1,295,450)
Capital gains distributions received	12,410	220,607	48,695	—	—
Net realized gain (loss) on shares redeemed	9,585	137,868	52,271	86,660	287,882
Net change in unrealized gain (loss) on investments	(66,318)	(313,385)	(115,227)	(35,086)	5,552,214
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	(37,385)	25,222	(23,153)	39,083	4,544,646

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	—	—	—	1,014	237
Annuity payments	—	—	—	—	(106,062)
Surrenders, withdrawals and death benefits	(74,105)	(274,193)	(147,462)	(139,118)	(4,091,057)
Net transfers between other subaccounts
or fixed rate option	(29,647)	(137,657)	14,162	(86,679)	(16,967,377)
Other charges	(1,138)	(3,371)	(837)	(2,592)	(44,794)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	(104,890)	(415,221)	(134,137)	(227,375)	(21,209,053)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(142,275)	(389,999)	(157,290)	(188,292)	(16,664,407)

NET ASSETS
Beginning of period	596,605	1,416,984	602,307	1,184,928	64,898,510
End of period	$454,330	$1,026,985	$445,017	$996,636	$48,234,103

Beginning units	36,614	472,750	33,271	86,455	5,949,622
Units issued	489	3,389	2,919	3,028	899,230
Units redeemed	(7,229)	(142,292)	(10,784)	(18,871)	(2,748,124)
Ending units	29,874	333,847	25,406	70,612	4,100,728

The accompanying notes are an integral part of these financial statements.
A 83

FINANCIAL STATEMENTS OF
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2014

	SUBACCOUNTS
	AST Quantitative Modeling Portfolio	AST BlackRock Global Strategies Portfolio	Wells Fargo VT Opportunity Fund (Class 1)	AST Prudential Core Bond Portfolio	AST Neuberger Berman Core Bond Portfolio
	1/1/2014	1/1/2014	1/1/2014	1/1/2014	1/1/2014
	to	to	to	to	to
	12/31/2014	12/31/2014	12/31/2014	12/31/2014	12/31/2014

OPERATIONS
Net investment income (loss)	$(7,572,049)	$(29,783,719)	$(23,433)	$(2,274,171)	$(766,481)
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	3,026,982	24,189,212	98,920	749,643	260,435
Net change in unrealized gain (loss) on investments	25,913,736	61,847,674	63,160	9,020,445	1,926,951
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	21,368,669	56,253,167	138,647	7,495,917	1,420,905

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	159,721,258	142,942,954	—	7,078,819	1,156,462
Annuity payments	—	(641,920)	—	—	—
Surrenders, withdrawals and death benefits	(12,553,380)	(76,760,244)	(78,113)	(6,308,895)	(2,676,444)
Net transfers between other subaccounts
or fixed rate option	19,296,295	(11,571,386)	(146,500)	36,193,236	18,200,206
Other charges	(181,161)	(15,408,957)	(2,209)	(1,950,871)	(418,863)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	166,283,012	38,560,447	(226,822)	35,012,289	16,261,361

TOTAL INCREASE (DECREASE) IN NET ASSETS	187,651,681	94,813,614	(88,175)	42,508,206	17,682,266

NET ASSETS
Beginning of period	358,116,971	1,757,752,503	1,674,483	151,662,516	38,272,267
End of period	$545,768,652	$1,852,566,117	$1,586,308	$194,170,722	$55,954,533

Beginning units	30,084,374	159,964,208	106,769	14,766,580	3,858,589
Units issued	16,118,840	21,610,999	82	7,107,452	3,235,590
Units redeemed	(2,249,716)	(18,097,958)	(13,905)	(3,772,340)	(1,639,767)
Ending units	43,953,498	163,477,249	92,946	18,101,692	5,454,412

The accompanying notes are an integral part of these financial statements.
A 84

FINANCIAL STATEMENTS OF
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2014

	SUBACCOUNTS
	AST Bond Portfolio 2023	AST Franklin Templeton Founding Funds Allocation Portfolio	AST New Discovery Asset Allocation Portfolio	AST Western Asset Emerging Markets Debt Portfolio	AST MFS Large-Cap Value Portfolio
	1/1/2014	1/1/2014	1/1/2014	1/1/2014	1/1/2014
	to	to	to	to	to
	12/31/2014	12/31/2014	12/31/2014	12/31/2014	12/31/2014

OPERATIONS
Net investment income (loss)	$(3,096,259)	$(53,529,937)	$(7,036,195)	$(26,044)	$(362,769)
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	4,663,579	58,417,758	5,462,919	(6,330)	668,903
Net change in unrealized gain (loss) on investments	13,892,738	46,472,246	16,704,893	(16,733)	1,804,277
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	15,460,058	51,360,067	15,131,617	(49,107)	2,110,411

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	6,395	27,873,122	94,831,389	1,185,465	3,091,988
Annuity payments	—	(272,639)	(19,077)	—	—
Surrenders, withdrawals and death benefits	(9,105,255)	(100,533,983)	(10,492,272)	(113,418)	(797,567)
Net transfers between other subaccounts
or fixed rate option	(112,260,707)	(67,017,036)	13,353,387	51,582	12,408,242
Other charges	(61,621)	(32,123,318)	(4,598,440)	(1,245)	(183,954)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	(121,421,188)	(172,073,854)	93,074,987	1,122,384	14,518,709

TOTAL INCREASE (DECREASE) IN NET ASSETS	(105,961,130)	(120,713,787)	108,206,604	1,073,277	16,629,120

NET ASSETS
Beginning of period	199,986,371	3,294,489,549	383,555,152	1,403,999	15,935,520
End of period	$94,025,241	$3,173,775,762	$491,761,756	$2,477,276	$32,564,640

Beginning units	21,962,329	250,382,552	31,972,895	149,931	1,182,619
Units issued	1,472,621	10,174,964	12,679,009	192,819	1,742,149
Units redeemed	(14,049,075)	(22,961,019)	(4,788,145)	(79,310)	(688,466)
Ending units	9,385,875	237,596,497	39,863,759	263,440	2,236,302

The accompanying notes are an integral part of these financial statements.
A 85

FINANCIAL STATEMENTS OF
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2014

	SUBACCOUNTS
	AST Bond Portfolio 2024	AST AQR Emerging Markets Equity Portfolio	AST ClearBridge Dividend Growth Portfolio	AST QMA Emerging Markets Equity Portfolio	AST Multi-Sector Fixed Income Portfolio
	1/1/2014	1/1/2014	1/1/2014	1/1/2014	1/1/2014
	to	to	to	to	to
	12/31/2014	12/31/2014	12/31/2014	12/31/2014	12/31/2014

OPERATIONS
Net investment income (loss)	$(1,029,700)	$(23,844)	$(530,524)	$(12,728)	$(30,113,342)
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	1,793,465	5,809	621,472	5,238	23,331
Net change in unrealized gain (loss) on investments	5,530,676	(95,972)	3,656,110	(76,538)	141,380,488
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	6,294,441	(114,007)	3,747,058	(84,028)	111,290,477

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	3,202	873,569	2,069,822	935,910	1,662,743,786
Annuity payments	—	—	—	—	—
Surrenders, withdrawals and death benefits	(3,240,518)	(416,468)	(1,725,248)	(22,438)	(53,491,779)
Net transfers between other subaccounts
or fixed rate option	(10,331,167)	497,214	32,183,958	343,307	5,276,919
Other charges	(24,950)	(1,215)	(270,908)	(819)	(147,809)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	(13,593,433)	953,100	32,257,624	1,255,960	1,614,381,117

TOTAL INCREASE (DECREASE) IN NET ASSETS	(7,298,992)	839,093	36,004,682	1,171,932	1,725,671,594

NET ASSETS
Beginning of period	63,243,893	1,183,784	17,800,424	466,762	695,653,918
End of period	$55,944,901	$2,022,877	$53,805,106	$1,638,694	$2,421,325,512

Beginning units	7,249,026	116,897	1,526,307	48,486	73,129,351
Units issued	5,617,976	198,761	3,632,709	177,464	172,091,562
Units redeemed	(7,157,004)	(106,926)	(1,027,175)	(51,184)	(11,823,918)
Ending units	5,709,998	208,732	4,131,841	174,766	233,396,995

The accompanying notes are an integral part of these financial statements.
A 86

FINANCIAL STATEMENTS OF
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2014

	SUBACCOUNTS
	AST BlackRock iShares ETF Portfolio	AST Franklin Templeton Founding Funds Plus Portfolio	AST Defensive Asset Allocation Portfolio	AST AQR Large-Cap Portfolio	AST QMA Large-Cap Portfolio
	1/1/2014	1/1/2014	1/1/2014	1/1/2014	1/1/2014
	to	to	to	to	to
	12/31/2014	12/31/2014	12/31/2014	12/31/2014	12/31/2014

OPERATIONS
Net investment income (loss)	$(2,144,060)	$(8,719,364)	$(2,018,021)	$(16,350)	$(10,744)
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	477,638	2,409,174	1,451,784	53,927	16,112
Net change in unrealized gain (loss) on investments	3,752,108	4,995,592	4,219,183	126,616	98,174
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	2,085,686	(1,314,598)	3,652,946	164,193	103,542

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	75,973,343	260,221,655	62,380,086	1,223,356	1,144,336
Annuity payments	—	—	—	—	—
Surrenders, withdrawals and death benefits	(3,391,674)	(12,349,731)	(8,483,912)	(56,692)	(452,363)
Net transfers between other subaccounts
or fixed rate option	27,405,502	126,419,837	41,617,550	430,743	1,522,261
Other charges	(1,442,256)	(6,008,360)	(1,317,188)	(494)	(473)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	98,544,915	368,283,401	94,196,536	1,596,913	2,213,761

TOTAL INCREASE (DECREASE) IN NET ASSETS	100,630,601	366,968,803	97,849,482	1,761,106	2,317,303

NET ASSETS
Beginning of period	86,639,115	349,717,516	80,066,451	765,666	135,655
End of period	$187,269,716	$716,686,319	$177,915,933	$2,526,772	$2,452,958

Beginning units	8,247,457	32,310,421	8,260,335	65,727	11,602
Units issued	11,130,772	42,384,773	17,464,701	202,066	270,886
Units redeemed	(1,896,907)	(9,158,646)	(7,986,047)	(68,490)	(85,442)
Ending units	17,481,322	65,536,548	17,738,989	199,303	197,046

The accompanying notes are an integral part of these financial statements.
A 87

FINANCIAL STATEMENTS OF
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2014

	SUBACCOUNTS
	AST Bond Portfolio 2025	AST T. Rowe Price Growth Opportunities Portfolio	AST Goldman Sachs Global Growth Allocation Portfolio	AST T. Rowe Price Diversified Real Growth Portfolio	AST Prudential Flexible Multi-Strategy Portfolio
	1/2/2014*	2/10/2014*	4/28/2014*	4/28/2014*	4/28/2014*
	to	to	to	to	to
	12/31/2014	12/31/2014	12/31/2014	12/31/2014	12/31/2014

OPERATIONS
Net investment income (loss)	$(179,787)	$(1,879,043)	$(5,743)	$(14,612)	$(8,304)
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	150,336	(2,176)	(4,635)	(1,395)	1,386
Net change in unrealized gain (loss) on investments	1,143,168	6,487,604	8,702	14,228	59,993
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	1,113,717	4,606,385	(1,676)	(1,779)	53,075

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	—	256,498,083	3,557,839	7,576,127	4,899,088
Annuity payments	—	—	—	—	—
Surrenders, withdrawals and death benefits	(895,718)	(625,141)	(21,482)	(22,551)	(35,360)
Net transfers between other subaccounts
or fixed rate option	30,013,158	26,608,591	222,223	576,821	191,493
Other charges	(1,261)	(1,290,981)	(3,551)	(10,224)	(5,279)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	29,116,179	281,190,552	3,755,029	8,120,173	5,049,942

TOTAL INCREASE (DECREASE) IN NET ASSETS	30,229,896	285,796,937	3,753,353	8,118,394	5,103,017

NET ASSETS
Beginning of period	—	—	—	—	—
End of period	$30,229,896	$285,796,937	$3,753,353	$8,118,394	$5,103,017

Beginning units	—	—	—	—	—
Units issued	3,392,539	27,909,723	402,378	817,899	560,309
Units redeemed	(711,428)	(759,180)	(35,969)	(33,776)	(76,318)
Ending units	2,681,111	27,150,543	366,409	784,123	483,991

*Date subaccount became available for investment.

The accompanying notes are an integral part of these financial statements.
A 88

FINANCIAL STATEMENTS OF
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2014

	SUBACCOUNTS
	AST BlackRock Multi-Asset Income Portfolio	AST Franklin Templeton K2 Global Absolute Return Portfolio	AST Managed Equity Portfolio	AST Managed Fixed Income Portfolio	AST FQ Absolute Return Currency Portfolio
	4/28/2014*	4/28/2014*	4/28/2014*	4/28/2014*	4/28/2014*
	to	to	to	to	to
	12/31/2014	12/31/2014	12/31/2014	12/31/2014	12/31/2014

OPERATIONS
Net investment income (loss)	$(10,449)	$(2,519)	$(4,223)	$(7,890)	$(266)
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	(2,948)	(1,230)	74	(33)	(665)
Net change in unrealized gain (loss) on investments	(40,442)	(24,366)	14,431	(21,477)	(5,713)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	(53,839)	(28,115)	10,282	(29,400)	(6,644)

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	7,526,860	1,743,586	2,410,964	4,431,706	307,415
Annuity payments	—	—	—	—	—
Surrenders, withdrawals and death benefits	(30,633)	(3,624)	(18,041)	(40,289)	—
Net transfers between other subaccounts
or fixed rate option	93,686	35,532	185,293	(945)	17,579
Other charges	(5,806)	(1,223)	(2,692)	(5,272)	(92)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	7,584,107	1,774,271	2,575,524	4,385,200	324,902

TOTAL INCREASE (DECREASE) IN NET ASSETS	7,530,268	1,746,156	2,585,806	4,355,800	318,258

NET ASSETS
Beginning of period	—	—	—	—	—
End of period	$7,530,268	$1,746,156	$2,585,806	$4,355,800	$318,258

Beginning units	—	—	—	—	—
Units issued	802,963	202,108	259,433	493,663	35,537
Units redeemed	(47,277)	(21,893)	(8,107)	(59,214)	(2,760)
Ending units	755,686	180,215	251,326	434,449	32,777

*Date subaccount became available for investment.

The accompanying notes are an integral part of these financial statements.
A 89

FINANCIAL STATEMENTS OF
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2014

	SUBACCOUNTS
	AST Jennison Global Infrastructure Portfolio	AST Goldman Sachs Strategic Income Portfolio	AST Legg Mason Diversified Growth Portfolio
	4/28/2014*	4/28/2014*	11/24/2014*
	to	to	to
	12/31/2014	12/31/2014	12/31/2014

OPERATIONS
Net investment income (loss)	$(1,029)	$(1,929)	$(2,674)
Capital gains distributions received	—	—	—
Net realized gain (loss) on shares redeemed	(110)	(2,033)	1
Net change in unrealized gain (loss) on investments	(5,061)	(13,376)	23,002
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	(6,200)	(17,338)	20,329

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	863,540	1,191,842	3,739,405
Annuity payments	—	—	—
Surrenders, withdrawals and death benefits	(2,037)	(4,172)	—
Net transfers between other subaccounts
or fixed rate option	78,869	79,068	692,427
Other charges	(667)	(1,103)	—
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	939,705	1,265,635	4,431,832

TOTAL INCREASE (DECREASE) IN NET ASSETS	933,505	1,248,297	4,452,161

NET ASSETS
Beginning of period	—	—	—
End of period	$933,505	$1,248,297	$4,452,161

Beginning units	—	—	—
Units issued	90,397	137,025	448,724
Units redeemed	(713)	(8,734)	(914)
Ending units	89,684	128,291	447,810

*Date subaccount became available for investment.

The accompanying notes are an integral part of these financial statements.
A 90

NOTES TO FINANCIAL STATEMENTS OF
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT
December 31, 2015

Note 1: General
Pruco Life Flexible Premium Variable Annuity Account (the “Account”) was established under the laws of the State of Arizona on June 16, 1995 as a separate investment account of Pruco Life Insurance Company (“Pruco Life”), which is a wholly-owned subsidiary of The Prudential Insurance Company of America (“Prudential”). Prudential is a wholly-owned subsidiary of Prudential Financial, Inc. (“Prudential Financial”). Under applicable insurance law, the assets and liabilities of the Account are clearly identified and distinguished from the other assets and liabilities of Pruco Life. Proceeds from purchases of the variable annuity contracts listed below, are invested in the Account (individually, the “Contract” and collectively, the “Contracts”). The portion of the Account’s assets applicable to the Contracts is not chargeable with liabilities arising out of any other business Pruco Life may conduct.

Strategic Partners Variable Annuity One	Prudential Premier B, L, X Series
Strategic Partners Variable Annuity One 3	Prudential Premier Bb Series
Strategic Partners Select	Prudential Premier Retirement X, B, L, C Series
Strategic Partners Advisor	Prudential Premier Advisor
Strategic Partners Plus	Prudential Premier Retirement Variable Annuity
Strategic Partners FlexElite	Prudential Defined Income Annuity
Discovery Preferred	Prudential Premier Investment Variable Annuity B, C Series
Discovery Select
Discovery Choice

The Account is registered under the Investment Company Act of 1940, as amended, as a unit investment trust. The Account is a funding vehicle for the Contracts. The Contracts offer the option to invest in various subaccounts listed below, each of which invests in a corresponding portfolio of either The Prudential Series Fund, the Advanced Series Trust or one of the non-Prudential administered funds (collectively, the “Portfolios”). Investment options vary by Contract.
The corresponding subaccount names are as follows:

Prudential Money Market Portfolio	Janus Aspen Janus Portfolio	SP Prudential U.S. Emerging Growth
Prudential Diversified Bond Portfolio	(Institutional Shares)	Portfolio (Class I)
Prudential Equity Portfolio (Class I)	Janus Aspen Overseas Portfolio	Prudential SP International Growth
Prudential Flexible Managed Portfolio	(Institutional Shares)	Portfolio (Class I)
Prudential Conservative Balanced	MFS Research Series (Initial Class)	Prudential SP International Value
Portfolio	MFS Growth Series (Initial Class)	Portfolio**
Prudential Value Portfolio (Class I)	American Century VP Value Fund	AST Goldman Sachs Large-Cap Value
Prudential High Yield Bond Portfolio	(Class I)	Portfolio
Prudential Natural Resources Portfolio	Franklin Small-Mid Cap Growth VIP	AST Schroders Multi-Asset World
(Class I)	Fund (Class 2)	Strategies Portfolio**
Prudential Stock Index Portfolio	Prudential Jennison 20/20 Focus	AST Cohen & Steers Realty Portfolio
Prudential Global Portfolio	Portfolio (Class I)	AST J.P. Morgan Strategic Opportunities
Prudential Jennison Portfolio (Class I)	Davis Value Portfolio	Portfolio
Prudential Small Capitalization Stock	AB VPS Large Cap Growth Portfolio	AST Herndon Large-Cap Value Portfolio
Portfolio	(Class B) (formerly AllianceBernstein	AST High Yield Portfolio
T. Rowe Price International Stock	VPS Large Cap Growth Portfolio	AST Small-Cap Growth Opportunities
Portfolio	(Class B))	Portfolio
T. Rowe Price Equity Income Portfolio	Prudential SP Small Cap Value Portfolio	AST Mid-Cap Value Portfolio
(Investor Class)	(Class I)	AST Small-Cap Value Portfolio
Invesco V.I. Core Equity Fund (Series I)	Janus Aspen Janus Portfolio
(Service Shares)

A 91

Note 1:	General (Continued)

AST Goldman Sachs Mid-Cap Growth	AST Goldman Sachs Small-Cap Value	AST Franklin Templeton Founding Funds
Portfolio	Portfolio	Allocation Portfolio**
AST Large-Cap Value Portfolio	AST Schroders Global Tactical Portfolio	AST New Discovery Asset Allocation
AST Lord Abbett Core Fixed Income	AST RCM World Trends Portfolio	Portfolio
Portfolio	AST J.P. Morgan Global Thematic	AST Western Asset Emerging Markets
AST Loomis Sayles Large-Cap Growth	Portfolio	Debt Portfolio
Portfolio	AST Goldman Sachs Multi-Asset	AST MFS Large-Cap Value Portfolio
AST MFS Growth Portfolio	Portfolio	AST Bond Portfolio 2024
AST Neuberger Berman Mid-Cap	AST FI Pyramis® Asset Allocation	AST AQR Emerging Markets Equity
Growth Portfolio**	Portfolio**	Portfolio
AST Neuberger Berman / LSV Mid-Cap	ProFund VP Consumer Services	AST ClearBridge Dividend Growth
Value Portfolio	ProFund VP Consumer Goods Portfolio	Portfolio
AST BlackRock Low Duration Bond	ProFund VP Financials	AST QMA Emerging Markets Equity
Portfolio (formerly AST PIMCO	ProFund VP Health Care	Portfolio
Limited Maturity Bond Portfolio)	ProFund VP Industrials	AST Multi-Sector Fixed Income Portfolio
AST T. Rowe Price Equity Income	ProFund VP Mid-Cap Growth	AST BlackRock iShares ETF Portfolio
Portfolio**	ProFund VP Mid-Cap Value	AST Franklin Templeton Founding Funds
AST QMA US Equity Alpha Portfolio	ProFund VP Real Estate	Plus Portfolio**
AST T. Rowe Price Natural Resources	ProFund VP Small-Cap Growth	AST Defensive Asset Allocation
Portfolio	ProFund VP Small-Cap Value	Portfolio
AST T. Rowe Price Asset Allocation	ProFund VP Telecommunications	AST AQR Large-Cap Portfolio
Portfolio	ProFund VP Utilities	AST QMA Large-Cap Portfolio
AST MFS Global Equity Portfolio	ProFund VP Large-Cap Growth	AST Bond Portfolio 2025
AST J.P. Morgan International Equity	ProFund VP Large-Cap Value	AST T. Rowe Price Growth
Portfolio	AST Boston Partners Large-Cap Value	Opportunities Portfolio
AST Templeton Global Bond Portfolio	Portfolio	AST Goldman Sachs Global Growth
AST Wellington Management Hedged	AST Jennison Large-Cap Growth	Allocation Portfolio
Equity Portfolio	Portfolio	AST T. Rowe Price Diversified Real
AST Capital Growth Asset Allocation	AST Bond Portfolio 2020	Growth Portfolio
Portfolio	AST Bond Portfolio 2017	AST Prudential Flexible Multi-Strategy
AST Academic Strategies Asset	AST Bond Portfolio 2021	Portfolio
Allocation Portfolio	Wells Fargo VT International Equity	AST BlackRock Multi-Asset Income
AST Balanced Asset Allocation Portfolio	Portfolio (Class 1) (formerly Wells	Portfolio
AST Preservation Asset Allocation	Fargo Advantage VT International	AST Franklin Templeton K2 Global
Portfolio	Equity Portfolio (Class 1))	Absolute Return Portfolio
AST FI Pyramis Quantitative Portfolio	Wells Fargo VT Omega Growth Portfolio	AST Managed Equity Portfolio
AST Prudential Growth Allocation	(Class 1) (formerly Wells Fargo	AST Managed Fixed Income Portfolio
Portfolio	Advantage VT Omega Growth	AST FQ Absolute Return Currency
AST Advanced Strategies Portfolio	Portfolio (Class 1))	Portfolio
AST T. Rowe Price Large-Cap Growth	Wells Fargo VT Small Cap Growth	AST Jennison Global Infrastructure
Portfolio	(formerly Wells Fargo Advantage VT	Portfolio
AST Money Market Portfolio	Small Cap Growth)	AST Goldman Sachs Strategic Income
AST Small-Cap Growth Portfolio	Wells Fargo VT Small Cap Value	Portfolio
AST BlackRock/Loomis Sayles Bond	Portfolio (Class 1) (formerly Wells	AST Legg Mason Diversified Growth
Portfolio (formerly AST PIMCO Total	Fargo Advantage VT Small Cap	Portfolio
Return Bond Portfolio)	Value Portfolio (Class 1))	AST Bond Portfolio 2026
AST International Value Portfolio	AST Bond Portfolio 2022	AST AB Global Bond Portfolio
AST International Growth Portfolio	AST Quantitative Modeling Portfolio	AST Goldman Sachs Global Income
NVIT Developing Markets Fund (Class II)	AST BlackRock Global Strategies	Portfolio
AST Investment Grade Bond Portfolio	Portfolio	AST Morgan Stanley Multi-Asset
AST Western Asset Core Plus Bond	Wells Fargo VT Opportunity Fund	Portfolio
Portfolio	(Class 1) (formerly Wells Fargo	AST Wellington Management Global
AST Bond Portfolio 2018	Advantage VT Opportunity Fund	Bond Portfolio
AST Bond Portfolio 2019	(Class 1))	AST Neuberger Berman Long/Short
AST Global Real Estate Portfolio	AST Prudential Core Bond Portfolio	Portfolio
AST Parametric Emerging Markets	AST Neuberger Berman Core Bond	AST Wellington Management Real Total
Equity Portfolio	Portfolio**	Return Portfolio
AST Bond Portfolio 2023

A 92

Note 1:	General (Continued)

AST QMA International Core Equity	AST Columbia Adaptive Risk Allocation	JP Morgan Insurance Trust Income
Portfolio	Portfolio	Builder Portfolio (Class 2)
AST Managed Alternatives Portfolio	AST IVY Asset Strategy Portfolio	AST Bond Portfolio 2016*
AST Emerging Managers Diversified	Blackrock Global Allocation V.I. Fund
Portfolio	(Class 3)
________

*	Subaccount was available for investment but had no assets as of December 31, 2015, and had no activity during 2015.

**	Subaccount was no longer available for investment at December 31, 2015.

The following table sets forth the dates at which mergers took place in the Account along with relevant information pertaining to each merger. The transfers from the old subaccounts to the new subaccounts are reflected in the Statements of Changes in Net Assets for the period ended December 31, 2015 as net transfers between subaccounts. The transfers occurred as follows:

April 24, 2015	Removed Portfolio	Surviving Portfolio
	Prudential SP International Value Portfolio	AST International Value Portfolio

Shares	4,265,763	1,868,485
Net asset value per share	$8.27	$18.88
Net assets before merger	$35,277,005	$106,143,435
Net assets after merger	$—	$141,420,440

October 16, 2015	Removed Portfolio	Surviving Portfolio
	AST Neuberger Berman Core Bond Portfolio	AST Lord Abbett Core Fixed Income Portfolio

Shares	5,605,434	5,082,074
Net asset value per share	$10.93	$12.06
Net assets before merger	$61,289,810	$608,349,183
Net assets after merger	$—	$669,638,993

October 16, 2015	Removed Portfolio	Surviving Portfolio
	AST Neuberger Berman Mid-Cap Growth Portfolio	AST Goldman Sachs Mid-Cap Growth Portfolio

Shares	8,189,527	40,177,597
Net asset value per share	$36.30	$7.40
Net assets before merger	$297,314,219	$245,852,087
Net assets after merger	$—	$543,166,306

October 16, 2015	Removed Portfolio	Surviving Portfolio
	AST T. Rowe Price Equity Income Portfolio	AST Goldman Sachs Large-Cap Value Portfolio

Shares	23,737,854	11,465,891
Net asset value per share	$12.44	$25.75
Net assets before merger	$295,246,686	$250,202,460
Net assets after merger	—	$545,449,146

A 93

Note 1:	General (Continued)

October 16, 2015	Removed Portfolio	Surviving Portfolio
	AST FI Pyramis® Asset Allocation Portfolio	AST T. Rowe Price Asset Allocation Portfolio

Shares	188,231,337	106,355,053
Net asset value per share	$13.45	$23.81
Net assets before merger	$2,532,313,824	$7,872,164,922
Net assets after merger	$—	$10,404,478,746

October 16, 2015	Removed Portfolio	Surviving Portfolio
	AST Franklin Templeton Founding Funds Allocation Portfolio	AST Prudential Growth Allocation Portfolio

Shares	202,621,074	209,159,577
Net asset value per share	$13.55	$13.13
Net assets before merger	$2,746,265,248	$4,532,127,957
Net assets after merger	$—	$7,278,393,205

October 16, 2015	Removed Portfolio	Surviving Portfolio
	AST Franklin Templeton Founding Funds Plus Portfolio	AST RCM World Trends Portfolio

Shares	64,195,804	57,242,402
Net asset value per share	$10.85	$12.17
Net assets before merger	$696,640,029	$3,361,006,527
Net assets after merger	$—	$4,057,646,556

October 16, 2015	Removed Portfolio	Surviving Portfolio
	AST Schroders Multi-Asset World Strategies Portfolio	AST Schroders Global Tactical Portfolio

Shares	136,541,716	147,617,686
Net asset value per share	$16.05	$14.85
Net assets before merger	$2,192,122,630	$3,379,977,411
Net assets after merger	$—	$5,572,100,041

The Portfolios are diversified open-end management investment companies, and each portfolio of The Prudential Series Fund and the Advanced Series Trust is managed by affiliates of Prudential. Each of the variable investment options of the Account indirectly bears exposure to the market, credit and liquidity risks of the portfolio in which it invests. These financial statements should be read in conjunction with the financial statements and footnotes of the Portfolios. Additional information on these Portfolios is available upon request to the appropriate companies.

Note 2: Significant Accounting Policies
The Account is an investment company and, accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification Topic 946-Investment Companies, which is part of accounting principles generally accepted in the United States of America (“GAAP”). The preparation of the financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures at the date of the financial statements and the reported amounts of increases and decreases in net assets resulting from operations during the reporting period. Actual results could differ from those estimates. Subsequent events have been evaluated through the date these financial statements were issued.

A 94

Note 2: Significant Accounting Policies (Continued)

Investments-The investments in shares of the Portfolios are stated at the reported net asset value per share of the respective Portfolios, which is based on the fair value of the underlying securities in the respective Portfolios. All changes in fair value are recorded as net changes in unrealized gains (losses) on investments in the Statements of Operations of the applicable subaccount.
Security Transactions- Purchase and sale transactions are recorded as of the trade date of the security being purchased or sold. Realized gains and losses on security transactions are determined based upon an average cost of the investment sold.
Dividend Income and Distributions Received- Dividend and capital gain distributions received are reinvested in additional shares of the Portfolios and are recorded on the ex-distribution date.

Note 3:	Fair Value
Fair Value Measurements-Fair value represents the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The authoritative fair value guidance establishes a framework for measuring fair value that includes a hierarchy used to classify the inputs used in measuring fair value. The level in the fair value hierarchy within which the fair value measurement falls is determined based on the lowest level input that is significant to the fair value measurement. The levels of the fair value hierarchy are as follows:
Level 1-Fair value is based on unadjusted quoted prices in active markets that the Account can access.
Level 2-Fair value is based on significant inputs, other than Level 1 inputs, that are observable for the investment, either directly or indirectly, for substantially the full term of the investment through corroboration with observable market data. Level 2 inputs include the reported net asset value per share of the underlying portfolio, quoted market prices in active markets for similar investments, quoted market prices in markets that are not active for identical or similar investments, and other market observable inputs.
Level 3-Fair value is based on at least one or more significant unobservable inputs for the investment.

As of December 31, 2015, management determined that the fair value inputs for all of the Account’s investments, which consist solely of investments in open end mutual funds registered with the Securities and Exchange Commission, were considered Level 2.

Transfers between Fair Value Levels

During the period ended December 31, 2015, there were no transfers between fair value levels.

Note 4:	Taxes
Pruco Life is taxed as a “life insurance company” as defined by the Internal Revenue Code. The results of operations of the Account form a part of Prudential Financial’s consolidated federal tax return. No federal, state or local income taxes are payable by the Account. As such, no provision for tax liability has been recorded in these financial statements. Prudential management will review periodically the status of the policy in the event of changes in the tax law.

Note 5:	Purchases and Sales of Investments

The aggregate costs of purchases and proceeds from sales, excluding distributions received and reinvested, of investments in the Portfolios for the year ended December 31, 2015 were as shown below. For portfolios involved in mergers, purchases and sales amounts include net assets transferred in the merger.

	Purchases	Sales
Prudential Money Market Portfolio	$22,120,122	$38,765,657
Prudential Diversified Bond Portfolio	618,715	24,384,608
Prudential Equity Portfolio (Class I)	1,022,337	29,702,406
Prudential Flexible Managed Portfolio	150,332	1,978,210
Prudential Conservative Balanced Portfolio	$255,866	$3,486,575

A 95

Note 5:	Purchases and Sales of Investments (Continued)

	Purchases	Sales
Prudential Value Portfolio (Class I)	1,794,989	37,763,709
Prudential High Yield Bond Portfolio	1,802,752	26,613,829
Prudential Natural Resources Portfolio (Class I)	71,536	846,038
Prudential Stock Index Portfolio	5,321,320	42,836,773
Prudential Global Portfolio	981,963	7,136,835
Prudential Jennison Portfolio (Class I)	2,550,753	44,825,416
Prudential Small Capitalization Stock Portfolio	1,068,231	7,881,171
T. Rowe Price International Stock Portfolio	661,554	2,199,468
T. Rowe Price Equity Income Portfolio (Investor Class)	677,099	9,136,182
Invesco V.I. Core Equity Fund (Series I)	51,486	10,867,727
Janus Aspen Janus Portfolio (Institutional Shares)	136,601	9,326,759
Janus Aspen Overseas Portfolio (Institutional Shares)	454,797	8,163,799
MFS Research Series (Initial Class)	307,112	2,655,856
MFS Growth Series (Initial Class)	549,760	7,804,351
American Century VP Value Fund (Class I)	431,279	5,145,507
Franklin Small-Mid Cap Growth VIP Fund (Class 2)	444,046	3,614,994
Prudential Jennison 20/20 Focus Portfolio (Class I)	546,514	6,902,361
Davis Value Portfolio	202,941	4,208,580
AB VPS Large Cap Growth Portfolio (Class B)	712,728	1,151,005
Prudential SP Small Cap Value Portfolio (Class I)	1,341,681	14,729,841
Janus Aspen Janus Portfolio (Service Shares)	557,224	2,084,947
Prudential SP Prudential U.S. Emerging Growth Portfolio (Class I)	1,185,962	19,031,947
Prudential SP International Growth Portfolio (Class I)	921,397	6,126,666
Prudential SP International Value Portfolio	427,664	37,294,609
AST Goldman Sachs Large-Cap Value Portfolio	350,281,324	70,132,267
AST Schroders Multi-Asset World Strategies Portfolio	111,708,990	2,614,655,345
AST Cohen & Steers Realty Portfolio	66,702,422	86,072,768
AST J.P. Morgan Strategic Opportunities Portfolio	88,485,584	223,989,996
AST Herndon Large-Cap Value Portfolio	15,155,680	36,732,859
AST High Yield Portfolio	55,003,236	83,189,850
AST Small-Cap Growth Opportunities Portfolio	32,335,119	56,144,446
AST Mid-Cap Value Portfolio	26,482,523	35,926,591
AST Small-Cap Value Portfolio	18,446,771	31,918,862
AST Goldman Sachs Mid-Cap Growth Portfolio	358,827,324	76,502,617
AST Large-Cap Value Portfolio	51,938,132	69,037,402
AST Lord Abbett Core Fixed Income Portfolio	160,977,257	99,054,522
AST Loomis Sayles Large-Cap Growth Portfolio	37,311,674	109,322,942
AST MFS Growth Portfolio	28,861,741	39,535,031
AST Neuberger Berman Mid-Cap Growth Portfolio	72,472,879	367,258,181
AST Neuberger Berman / LSV Mid-Cap Value Portfolio	56,261,061	69,541,942
AST BlackRock Low Duration Bond Portfolio	46,217,321	56,687,035
AST T. Rowe Price Equity Income Portfolio	29,452,976	332,816,927
AST QMA US Equity Alpha Portfolio	59,757,604	57,089,890
AST T. Rowe Price Natural Resources Portfolio	84,987,386	104,961,604
AST T. Rowe Price Asset Allocation Portfolio	2,978,594,580	678,490,282
AST MFS Global Equity Portfolio	87,505,546	90,766,667
AST J.P. Morgan International Equity Portfolio	47,330,050	54,455,017
AST Templeton Global Bond Portfolio	27,602,060	41,095,623
AST Wellington Management Hedged Equity Portfolio	191,974,138	209,275,953
AST Capital Growth Asset Allocation Portfolio	665,447,573	628,887,440
AST Academic Strategies Asset Allocation Portfolio	254,167,779	917,294,797
AST Balanced Asset Allocation Portfolio	430,580,802	629,181,687
AST Preservation Asset Allocation Portfolio	$217,103,051	$575,792,007

A 96

Note 5:	Purchases and Sales of Investments (Continued)

	Purchases	Sales
AST FI Pyramis Quantitative Portfolio	329,746,718	321,164,644
AST Prudential Growth Allocation Portfolio	3,386,446,422	649,178,062
AST Advanced Strategies Portfolio	326,419,346	536,511,752
AST T. Rowe Price Large-Cap Growth Portfolio	127,114,361	147,840,483
AST Money Market Portfolio	431,901,035	387,499,363
AST Small-Cap Growth Portfolio	55,024,299	56,485,633
AST BlackRock/Loomis Sayles Bond Portfolio	134,800,107	451,660,835
AST International Value Portfolio	71,820,547	37,604,052
AST International Growth Portfolio	58,507,189	53,548,054
NVIT Developing Markets Fund (Class II)	501,755	1,610,295
AST Investment Grade Bond Portfolio	4,410,594,336	2,483,155,488
AST Western Asset Core Plus Bond Portfolio	152,678,173	145,854,694
AST Bond Portfolio 2018	14,885,913	24,697,137
AST Bond Portfolio 2019	3,656,291	3,715,034
AST Global Real Estate Portfolio	16,553,705	30,520,475
AST Parametric Emerging Markets Equity Portfolio	58,852,056	76,963,371
AST Goldman Sachs Small-Cap Value Portfolio	53,679,571	84,750,112
AST Schroders Global Tactical Portfolio	2,501,587,422	426,205,053
AST RCM World Trends Portfolio	923,956,457	388,119,212
AST J.P. Morgan Global Thematic Portfolio	166,701,761	235,404,448
AST Goldman Sachs Multi-Asset Portfolio	129,061,828	315,012,601
AST FI Pyramis® Asset Allocation Portfolio	235,589,616	2,737,236,803
ProFund VP Consumer Services	389,306	244,054
ProFund VP Consumer Goods Portfolio	408,836	349,317
ProFund VP Financials	358,160	542,164
ProFund VP Health Care	938,995	934,697
ProFund VP Industrials	59,090	149,059
ProFund VP Mid-Cap Growth	619,498	553,839
ProFund VP Mid-Cap Value	363,038	503,721
ProFund VP Real Estate	407,349	561,484
ProFund VP Small-Cap Growth	386,096	580,077
ProFund VP Small-Cap Value	674,977	675,072
ProFund VP Telecommunications	57,024	53,682
ProFund VP Utilities	315,112	438,443
ProFund VP Large-Cap Growth	494,398	1,266,933
ProFund VP Large-Cap Value	339,602	746,192
AST Boston Partners Large-Cap Value Portfolio	12,359,672	23,339,962
AST Jennison Large-Cap Growth Portfolio	73,424,745	48,268,008
AST Bond Portfolio 2020	18,133,387	18,393,510
AST Bond Portfolio 2017	27,551,944	26,809,254
AST Bond Portfolio 2021	51,741,509	58,936,564
Wells Fargo VT International Equity Portfolio (Class 1)	362	167,282
Wells Fargo VT Omega Growth Portfolio (Class 1)	10,102	212,258
Wells Fargo VT Small Cap Growth Portfolio (Class 1)	28,267	74,424
Wells Fargo VT Small Cap Value Portfolio (Class 1)	71,686	159,366
AST Bond Portfolio 2022	59,150,989	36,868,823
AST Quantitative Modeling Portfolio	240,158,148	45,141,376
AST BlackRock Global Strategies Portfolio	167,981,495	191,694,791
Wells Fargo VT Opportunity Fund (Class 1)	35,798	135,515
AST Prudential Core Bond Portfolio	78,181,991	56,987,400
AST Neuberger Berman Core Bond Portfolio	25,382,327	81,945,742
AST Bond Portfolio 2023	1,618,555	88,175,287
AST Franklin Templeton Founding Funds Allocation Portfolio	$122,641,117	$3,202,270,026

A 97

Note 5:	Purchases and Sales of Investments (Continued)

	Purchases	Sales
AST New Discovery Asset Allocation Portfolio	91,546,120	68,156,500
AST Western Asset Emerging Markets Debt Portfolio	2,288,513	1,483,274
AST MFS Large-Cap Value Portfolio	31,957,290	13,952,756
AST Bond Portfolio 2024	6,302,592	59,300,152
AST AQR Emerging Markets Equity Portfolio	4,138,220	1,661,346
AST ClearBridge Dividend Growth Portfolio	38,453,003	33,738,026
AST QMA Emerging Markets Equity Portfolio	4,041,908	2,107,696
AST Multi-Sector Fixed Income Portfolio	1,778,668,924	15,897,481
AST BlackRock iShares ETF Portfolio	80,742,230	21,846,382
AST Franklin Templeton Founding Funds Plus Portfolio	187,598,613	875,021,991
AST Defensive Asset Allocation Portfolio	167,620,689	58,577,227
AST AQR Large-Cap Portfolio	5,747,941	1,657,281
AST QMA Large-Cap Portfolio	5,516,634	2,250,587
AST Bond Portfolio 2025	302,525,424	131,369,165
AST T. Rowe Price Growth Opportunities Portfolio	249,371,534	8,800,409
AST Goldman Sachs Global Growth Allocation Portfolio	17,956,184	5,492,296
AST T. Rowe Price Diversified Real Growth Portfolio	24,462,342	8,731,504
AST Prudential Flexible Multi-Strategy Portfolio	42,586,536	11,814,730
AST BlackRock Multi-Asset Income Portfolio	21,460,841	8,542,494
AST Franklin Templeton K2 Global Absolute Return Portfolio	12,623,071	3,520,879
AST Managed Equity Portfolio	11,257,810	3,284,285
AST Managed Fixed Income Portfolio	16,631,853	5,288,976
AST FQ Absolute Return Currency Portfolio	853,921	521,140
AST Jennison Global Infrastructure Portfolio	2,555,158	1,288,402
AST Goldman Sachs Strategic Income Portfolio	3,664,827	2,252,164
AST Legg Mason Diversified Growth Portfolio	69,943,712	1,777,792
AST Bond Portfolio 2026	41,921,431	16,531,539
AST AB Global Bond Portfolio	367,662	12,592
AST Goldman Sachs Global Income Portfolio	287,160	18,512
AST Morgan Stanley Multi-Asset Portfolio	436,643	167,431
AST Wellington Management Global Bond Portfolio	304,223	2,044
AST Neuberger Berman Long/Short Portfolio	822,233	244,624
AST Wellington Management Real Total Return Portfolio	538,838	58,583
AST QMA International Core Equity Portfolio	722,647	30,320
AST Managed Alternatives Portfolio	1,001,887	22,635
AST Emerging Managers Diversified Portfolio	427,645	30,086
AST Columbia Adaptive Risk Allocation Portfolio	1,847,821	98,521
AST IVY Asset Strategy Portfolio	1,529,702	51,115
Blackrock Global Allocation V.I. Fund (Class 3)	5,585,359	15,660
JP Morgan Insurance Trust Income Builder Portfolio (Class 2)	1,246,002	19,925

Note 6:	Related Party Transactions
The Account has extensive transaction and relationships with Prudential and other affiliates. Due to these relationships, it is possible that the terms of these transactions are not the same as those that would result from transactions among wholly unrelated parties. Prudential Financial and its affiliates perform various services on behalf of the portfolios of The Prudential Series Fund and the Advanced Series Trust in which the Account invests and may receive fees for the services performed. These services include, among other things, investment management, subadvisory, shareholder communications, postage, transfer agency and various other record keeping administrative and customer service functions.
The Prudential Series Fund has entered into a management agreement with Prudential Investments LLC

A 98

Note 6:	Related Party Transactions (Continued)

(“PI”), and the Advanced Series Trust has entered into a management agreement with PI and AST Investment Services, Inc., both indirect, wholly-owned subsidiaries of Prudential Financial (together the “Investment Managers”). Pursuant to these agreements, the Investment Managers have responsibility for all investment advisory services and supervise the subadvisers’ performance of such services with respect to each portfolio of The Prudential Series Fund and the Advanced Series Trust. The Investment Managers have entered into subadvisory agreements with several subadvisers, including Prudential Investment Management, Inc. (renamed PGIM, Inc. beginning January 4, 2016), Jennison Associates LLC, and Quantitative Management Associates LLC, each of which are indirect, wholly-owned subsidiaries of Prudential Financial.
The Prudential Series Fund has a distribution agreement with Prudential Investment Management Services LLC (“PIMS”), an indirect, wholly-owned subsidiary of Prudential Financial, which acts as the distributor of the Class I and Class II shares of The Prudential Series Fund. No distribution or service (12b-1) fees are paid to PIMS as distributor of the Class I shares of the portfolios of The Prudential Series Fund, which is the class of shares owned by the Account.
The Advanced Series Trust has a distribution agreement with Prudential Annuities Distributors Inc. (“PAD”), an indirect, wholly-owned subsidiary of Prudential Financial, which acts as the distributor of the shares of each portfolio of the Advanced Series Trust. Distribution and service fees are paid to PAD by most portfolios of the Advanced Series Trust.
Prudential Mutual Fund Services LLC, an affiliate of the Investment Managers and an indirect, wholly-owned subsidiary of Prudential Financial, serves as the transfer agent of each portfolio of The Prudential Series Fund and the Advanced Series Trust.
Certain charges and fees for the portfolios of The Prudential Series Fund and the Advanced Series Trust may be waived and/or reimbursed by Prudential and its affiliates. Prudential and its affiliates reserve the right to discontinue these waivers/ reimbursements at its discretion, subject to the contractual obligations of Prudential and its affiliates.
See The Prudential Series Fund and the Advanced Series Trust financial statements for further discussion of such expense and waiver/reimbursement arrangements. The Account indirectly bears the expenses of the underlying portfolios of The Prudential Series Fund and the Advanced Series Trust in which it invests, including the related party expenses disclosed above.

Note 7:	Financial Highlights
Pruco Life sells a number of variable annuity products that are funded by the Account. These products have unique combinations of features and fees that are charged against the contract owner’s account balance. Differences in the fee structures result in a variety of unit values, expense ratios and total returns.
The following table was developed by determining which products offered by Pruco Life and funded by the Account have the lowest and highest expense ratio. Only product designs within each subaccount that had units outstanding during the respective periods were considered when determining the lowest and highest expense ratio. The summary may not reflect the minimum and maximum Contract charges offered by Pruco Life as contract owners may not have selected all available and applicable Contract options.

A 99

Note 7:	Financial Highlights (Continued)

	At the year ended					For the year ended
	Units (000s)	Unit Value Lowest — Highest			Net Assets (000s)	Investment Income Ratio*		Expense Ratio** Lowest — Highest			Total Return*** Lowest — Highest
	Prudential Money Market Portfolio
December 31, 2015	92,559	$0.92491	to	$9.82644	$107,185	0.00%	(1)	1.00%	to	2.10%	-2.06%	to	-0.99%
December 31, 2014	105,488	$0.94316	to	$9.92485	$123,830	0.00%	(1)	1.00%	to	2.10%	-2.06%	to	-0.99%
December 31, 2013	127,983	$0.96168	to	$10.02367	$150,930	0.00%	(1)	1.00%	to	2.10%	-2.05%	to	-0.99%
December 31, 2012	149,308	$0.98047	to	$10.12341	$177,543	0.01%		1.00%	to	2.10%	-2.05%	to	-0.98%
December 31, 2011	171,807	$0.99939	to	$10.22387	$207,800	0.02%		1.00%	to	2.10%	-2.03%	to	-0.96%

	Prudential Diversified Bond Portfolio
December 31, 2015	64,211	$2.04513	to	$2.49504	$159,894	0.00%		1.35%	to	1.65%	-1.88%	to	-1.59%
December 31, 2014	72,636	$2.08421	to	$2.53667	$183,884	1.13%		1.35%	to	1.65%	5.36%	to	5.67%
December 31, 2013	81,007	$1.97826	to	$2.40199	$194,199	3.94%		1.35%	to	1.65%	-2.33%	to	-2.05%
December 31, 2012	93,666	$2.02539	to	$2.45301	$229,314	4.39%		1.35%	to	1.65%	8.88%	to	9.20%
December 31, 2011	102,710	$1.86014	to	$2.24741	$230,380	4.29%		1.35%	to	1.65%	5.78%	to	6.08%

	Prudential Equity Portfolio (Class I)
December 31, 2015	62,095	$1.80347	to	$3.10651	$178,479	0.00%		1.35%	to	2.00%	0.35%	to	0.99%
December 31, 2014	71,107	$1.79101	to	$3.07736	$202,451	0.00%		1.35%	to	2.00%	5.59%	to	6.27%
December 31, 2013	79,925	$1.69020	to	$2.89713	$214,130	0.00%		1.35%	to	2.00%	30.92%	to	31.75%
December 31, 2012	90,862	$1.28661	to	$2.19998	$184,958	0.60%		1.35%	to	2.00%	11.45%	to	12.17%
December 31, 2011	103,849	$1.15047	to	$1.96226	$188,373	0.68%		1.35%	to	2.00%	-5.36%	to	-4.75%

	Prudential Flexible Managed Portfolio
December 31, 2015	4,417	$2.76140	to	$2.76140	$12,196	0.00%		1.40%	to	1.40%	-0.39%	to	-0.39%
December 31, 2014	5,009	$2.77211	to	$2.77211	$13,886	0.00%		1.40%	to	1.40%	9.52%	to	9.52%
December 31, 2013	5,642	$2.53115	to	$2.53115	$14,280	0.00%		1.40%	to	1.40%	18.48%	to	18.48%
December 31, 2012	6,313	$2.13628	to	$2.13628	$13,487	1.92%		1.40%	to	1.40%	11.80%	to	11.80%
December 31, 2011	7,096	$1.91077	to	$1.91077	$13,559	1.97%		1.40%	to	1.40%	2.90%	to	2.90%

	Prudential Conservative Balanced Portfolio
December 31, 2015	6,144	$2.55040	to	$2.55040	$15,669	0.00%		1.40%	to	1.40%	-0.99%	to	-0.99%
December 31, 2014	7,302	$2.57585	to	$2.57585	$18,808	0.00%		1.40%	to	1.40%	7.27%	to	7.27%
December 31, 2013	8,177	$2.40130	to	$2.40130	$19,636	0.00%		1.40%	to	1.40%	14.55%	to	14.55%
December 31, 2012	9,349	$2.09636	to	$2.09636	$19,598	2.09%		1.40%	to	1.40%	9.69%	to	9.69%
December 31, 2011	10,584	$1.91117	to	$1.91117	$20,228	2.28%		1.40%	to	1.40%	3.16%	to	3.16%

	Prudential Value Portfolio (Class I)
December 31, 2015	88,795	$1.81725	to	$3.66437	$238,364	0.00%		1.35%	to	2.00%	-10.00%	to	-9.42%
December 31, 2014	99,749	$2.01704	to	$4.04747	$296,461	0.00%		1.35%	to	2.00%	7.95%	to	8.63%
December 31, 2013	116,026	$1.86670	to	$3.72763	$316,368	0.00%		1.35%	to	2.00%	30.49%	to	31.32%
December 31, 2012	133,540	$1.42920	to	$2.83999	$276,927	0.98%		1.35%	to	2.00%	12.37%	to	13.09%
December 31, 2011	154,555	$1.27064	to	$2.51241	$283,061	1.02%		1.35%	to	2.00%	-7.43%	to	-6.83%

	Prudential High Yield Bond Portfolio
December 31, 2015	36,942	$2.00427	to	$14.05181	$150,113	6.16%		1.35%	to	2.00%	-4.36%	to	-3.74%
December 31, 2014	42,176	$2.08850	to	$14.60641	$178,309	5.99%		1.35%	to	2.00%	0.70%	to	1.35%
December 31, 2013	47,473	$2.06706	to	$14.41969	$201,311	6.32%		1.35%	to	2.00%	5.15%	to	5.81%
December 31, 2012	53,646	$1.95903	to	$13.63244	$215,814	6.92%		1.35%	to	2.00%	12.18%	to	12.90%
December 31, 2011	59,815	$1.74036	to	$12.08103	$219,331	7.45%		1.35%	to	2.50%	2.54%	to	3.69%

	Prudential Natural Resources Portfolio (Class I)
December 31, 2015	780.775	$4.35091	to	$4.35091	$3,397	0.00%		1.40%	to	1.40%	-29.19%	to	-29.19%
December 31, 2014	903	$6.14406	to	$6.14406	$5,551	0.00%		1.40%	to	1.40%	-21.01%	to	-21.01%
December 31, 2013	1,009	$7.77806	to	$7.77806	$7,850	0.00%		1.40%	to	1.40%	8.70%	to	8.70%
December 31, 2012	1,128	$7.15524	to	$7.15524	$8,075	0.47%		1.40%	to	1.40%	-3.82%	to	-3.82%
December 31, 2011	1,345	$7.43963	to	$7.43963	$10,005	0.19%		1.40%	to	1.40%	-20.15%	to	-20.15%

	Prudential Stock Index Portfolio
December 31, 2015	101,975	$1.41298	to	$3.26182	$277,104	1.49%		1.35%	to	2.00%	-0.80%	to	-0.16%
December 31, 2014	114,422	$1.42009	to	$3.26890	$310,971	3.05%		1.35%	to	2.00%	11.09%	to	11.80%
December 31, 2013	130,864	$1.27465	to	$2.92538	$316,543	0.00%		1.35%	to	2.00%	29.31%	to	30.14%
December 31, 2012	148,556	$0.98286	to	$2.24908	$276,210	1.71%		1.35%	to	2.00%	13.40%	to	14.14%
December 31, 2011	169,900	$0.86409	to	$1.97156	$276,321	1.62%		1.35%	to	2.00%	-0.05%	to	0.60%

A 100

Note 7:	Financial Highlights (Continued)

	At the year ended					For the year ended
	Units (000s)	Unit Value Lowest — Highest			Net Assets (000s)	Investment Income Ratio*	Expense Ratio** Lowest — Highest			Total Return*** Lowest — Highest
	Prudential Global Portfolio
December 31, 2015	25,080	$1.17604	to	$2.59035	$56,280	0.00%	1.35%	to	2.00%	0.36%	to	1.01%
December 31, 2014	27,387	$1.16831	to	$2.56578	$60,958	0.00%	1.35%	to	2.00%	1.22%	to	1.88%
December 31, 2013	30,874	$1.15067	to	$2.51978	$67,256	0.00%	1.35%	to	2.00%	24.79%	to	25.59%
December 31, 2012	34,277	$0.91935	to	$2.00744	$59,622	1.61%	1.35%	to	2.00%	15.21%	to	15.95%
December 31, 2011	39,339	$0.79560	to	$1.73216	$59,072	1.57%	1.35%	to	2.00%	-8.80%	to	-8.21%

	Prudential Jennison Portfolio (Class I)
December 31, 2015	90,877	$1.31559	to	$3.87018	$287,289	0.00%	1.35%	to	2.00%	9.30%	to	10.00%
December 31, 2014	103,663	$1.20021	to	$3.52028	$296,938	0.00%	1.35%	to	2.00%	7.83%	to	8.53%
December 31, 2013	120,569	$1.10982	to	$3.24547	$317,172	0.00%	1.35%	to	2.00%	34.96%	to	35.83%
December 31, 2012	136,588	$0.81992	to	$2.39067	$264,878	0.16%	1.35%	to	2.00%	13.89%	to	14.63%
December 31, 2011	156,398	$0.71775	to	$2.08665	$263,805	0.30%	1.35%	to	2.00%	-1.67%	to	-1.03%

	Prudential Small Capitalization Stock Portfolio
December 31, 2015	12,245	$3.32403	to	$5.07539	$53,805	0.00%	1.35%	to	1.65%	-3.87%	to	-3.58%
December 31, 2014	13,550	$3.45796	to	$5.26694	$61,807	0.00%	1.35%	to	1.65%	3.68%	to	3.98%
December 31, 2013	15,356	$3.33520	to	$5.06760	$67,442	0.00%	1.35%	to	1.65%	38.67%	to	39.08%
December 31, 2012	16,924	$2.40521	to	$3.64564	$53,499	0.61%	1.35%	to	1.65%	14.14%	to	14.48%
December 31, 2011	19,186	$2.10724	to	$3.18624	$53,031	0.81%	1.35%	to	1.65%	-1.07%	to	-0.78%

	T. Rowe Price International Stock Portfolio
December 31, 2015	11,740	$1.15125	to	$1.58722	$18,592	0.91%	1.35%	to	1.65%	-2.51%	to	-2.23%
December 31, 2014	12,524	$1.18092	to	$1.62418	$20,257	1.02%	1.35%	to	1.65%	-2.84%	to	-2.56%
December 31, 2013	13,481	$1.21548	to	$1.66761	$22,371	0.85%	1.35%	to	1.65%	12.20%	to	12.54%
December 31, 2012	14,599	$1.08327	to	$1.48263	$21,529	1.22%	1.35%	to	1.65%	16.51%	to	16.86%
December 31, 2011	16,365	$0.92976	to	$1.26936	$20,660	1.48%	1.35%	to	1.65%	-14.25%	to	-14.00%

	T. Rowe Price Equity Income Portfolio (Investor Class)
December 31, 2015	20,667	$1.91495	to	$2.99816	$61,636	1.80%	1.35%	to	1.65%	-8.37%	to	-8.10%
December 31, 2014	23,102	$2.08981	to	$3.26392	$74,912	1.73%	1.35%	to	1.65%	5.64%	to	5.94%
December 31, 2013	25,950	$1.97830	to	$3.08233	$79,490	1.54%	1.35%	to	1.65%	27.62%	to	27.99%
December 31, 2012	28,067	$1.55020	to	$2.40943	$67,182	2.14%	1.35%	to	1.65%	15.24%	to	15.58%
December 31, 2011	31,233	$1.34518	to	$2.08566	$64,734	1.73%	1.35%	to	1.65%	-2.32%	to	-2.03%

	Invesco V.I. Core Equity Fund (Series I)
December 31, 2015	30,183	$1.31740	to	$2.53351	$75,203	1.11%	1.35%	to	1.65%	-7.29%	to	-7.03%
December 31, 2014	33,857	$1.42106	to	$2.72627	$90,740	0.84%	1.35%	to	1.65%	6.39%	to	6.71%
December 31, 2013	38,677	$1.33567	to	$2.55624	$97,180	1.38%	1.35%	to	1.65%	27.15%	to	27.53%
December 31, 2012	43,198	$1.05048	to	$2.00552	$85,180	0.96%	1.35%	to	1.65%	12.02%	to	12.36%
December 31, 2011	49,252	$0.93773	to	$1.78573	$86,494	0.94%	1.35%	to	1.65%	-1.68%	to	-1.40%

	Janus Aspen Janus Portfolio (Institutional Shares)
December 31, 2015	21,939	$1.25910	to	$2.64571	$57,069	0.63%	1.35%	to	1.65%	3.63%	to	3.94%
December 31, 2014	25,154	$1.21494	to	$2.54666	$62,900	0.37%	1.35%	to	1.65%	11.16%	to	11.49%
December 31, 2013	28,310	$1.09299	to	$2.28537	$63,509	0.78%	1.35%	to	1.65%	28.22%	to	28.60%
December 31, 2012	31,863	$0.85244	to	$1.77801	$55,620	0.55%	1.35%	to	1.65%	16.66%	to	17.01%
December 31, 2011	35,341	$0.73068	to	$1.52032	$52,765	0.58%	1.35%	to	1.65%	-6.83%	to	-6.57%

	Janus Aspen Overseas Portfolio (Institutional Shares)
December 31, 2015	20,849	$1.65372	to	$3.01418	$61,960	0.59%	1.35%	to	1.65%	-10.07%	to	-9.81%
December 31, 2014	22,928	$1.83897	to	$3.34371	$75,536	5.83%	1.35%	to	1.65%	-13.30%	to	-13.05%
December 31, 2013	25,331	$2.12113	to	$3.84746	$96,032	3.13%	1.35%	to	1.65%	12.70%	to	13.04%
December 31, 2012	28,534	$1.88205	to	$3.40535	$95,790	0.69%	1.35%	to	1.65%	11.62%	to	11.96%
December 31, 2011	32,274	$1.68615	to	$3.04341	$96,776	0.47%	1.35%	to	1.65%	-33.27%	to	-33.07%

	MFS Research Series (Initial Class)
December 31, 2015	6,865	$1.61710	to	$2.64905	$18,119	0.73%	1.35%	to	1.65%	-0.83%	to	-0.54%
December 31, 2014	7,641	$1.63066	to	$2.66475	$20,288	0.81%	1.35%	to	1.65%	8.42%	to	8.74%
December 31, 2013	8,883	$1.50408	to	$2.45201	$21,700	0.33%	1.35%	to	1.65%	30.13%	to	30.52%
December 31, 2012	9,422	$1.15583	to	$1.87950	$17,640	0.80%	1.35%	to	1.65%	15.36%	to	15.72%
December 31, 2011	10,468	$1.00196	to	$1.62522	$16,928	0.85%	1.35%	to	1.65%	-2.07%	to	-1.78%

A 101

Note 7:	Financial Highlights (Continued)

	At the year ended					For the year ended
	Units (000s)	Unit Value Lowest — Highest			Net Assets (000s)	Investment Income Ratio*	Expense Ratio** Lowest — Highest			Total Return*** Lowest — Highest
	MFS Growth Series (Initial Class)
December 31, 2015	20,031	$1.56429	to	$2.94835	$58,698	0.15%	1.35%	to	1.65%	5.81%	to	6.12%
December 31, 2014	22,311	$1.47837	to	$2.77955	$61,531	0.10%	1.35%	to	1.65%	7.18%	to	7.49%
December 31, 2013	25,118	$1.37938	to	$2.58719	$64,475	0.23%	1.35%	to	1.65%	34.63%	to	35.03%
December 31, 2012	27,447	$1.02455	to	$1.91698	$52,206	0.00%	1.35%	to	1.65%	15.47%	to	15.81%
December 31, 2011	30,886	$0.88728	to	$1.65595	$50,595	0.19%	1.35%	to	1.65%	-1.95%	to	-1.65%

	American Century VP Value Fund (Class I)
December 31, 2015	8,164	$2.51211	to	$3.07494	$24,981	2.12%	1.35%	to	1.65%	-5.45%	to	-5.16%
December 31, 2014	9,538	$2.65685	to	$3.24394	$30,778	1.54%	1.35%	to	1.65%	11.24%	to	11.57%
December 31, 2013	10,636	$2.38831	to	$2.90895	$30,803	1.65%	1.35%	to	1.65%	29.59%	to	29.97%
December 31, 2012	10,985	$1.84301	to	$2.23925	$24,485	1.91%	1.35%	to	1.65%	12.71%	to	13.05%
December 31, 2011	12,509	$1.63512	to	$1.98177	$24,681	2.03%	1.35%	to	1.65%	-0.62%	to	-0.33%

	Franklin Small-Mid Cap Growth VIP Fund (Class 2)
December 31, 2015	9,396	$1.53866	to	$2.69077	$24,715	0.00%	1.35%	to	1.65%	-4.24%	to	-3.95%
December 31, 2014	10,386	$1.60675	to	$2.80296	$28,451	0.00%	1.35%	to	1.65%	5.73%	to	6.04%
December 31, 2013	11,731	$1.51967	to	$2.64465	$30,317	0.00%	1.35%	to	1.65%	35.92%	to	36.31%
December 31, 2012	13,253	$1.11808	to	$1.94109	$25,079	0.00%	1.35%	to	1.65%	9.04%	to	9.37%
December 31, 2011	14,860	$1.02535	to	$1.77574	$25,731	0.00%	1.35%	to	1.65%	-6.37%	to	-6.09%

	Prudential Jennison 20/20 Focus Portfolio (Class I)
December 31, 2015	18,090	$2.40178	to	$2.57551	$46,546	0.00%	1.35%	to	1.65%	4.54%	to	4.86%
December 31, 2014	20,333	$2.29737	to	$2.45756	$49,920	0.00%	1.35%	to	1.65%	5.41%	to	5.72%
December 31, 2013	22,694	$2.17940	to	$2.32560	$52,712	0.00%	1.35%	to	1.65%	27.77%	to	28.15%
December 31, 2012	25,911	$1.70567	to	$1.81563	$46,983	0.00%	1.35%	to	1.65%	9.23%	to	9.55%
December 31, 2011	29,076	$1.56151	to	$1.65810	$48,160	0.08%	1.35%	to	1.65%	-5.72%	to	-5.44%

	Davis Value Portfolio
December 31, 2015	15,857	$1.53445	to	$1.60704	$25,264	0.76%	1.35%	to	1.65%	-0.05%	to	0.24%
December 31, 2014	18,108	$1.53523	to	$1.60314	$28,795	0.91%	1.35%	to	1.65%	4.33%	to	4.64%
December 31, 2013	20,232	$1.47145	to	$1.53200	$30,760	0.84%	1.35%	to	1.65%	31.26%	to	31.65%
December 31, 2012	23,262	$1.12101	to	$1.16370	$26,878	1.57%	1.35%	to	1.65%	11.23%	to	11.57%
December 31, 2011	27,280	$1.00779	to	$1.04304	$28,266	0.81%	1.35%	to	1.65%	-5.73%	to	-5.45%

	AB VPS Large Cap Growth Portfolio (Class B)
December 31, 2015	7,167	$1.08660	to	$1.13924	$8,081	0.00%	1.35%	to	1.65%	9.05%	to	9.38%
December 31, 2014	7,457	$0.99640	to	$1.04158	$7,691	0.00%	1.35%	to	1.65%	11.99%	to	12.33%
December 31, 2013	7,839	$0.88970	to	$0.92729	$7,205	0.00%	1.35%	to	1.65%	34.78%	to	35.18%
December 31, 2012	7,753	$0.66012	to	$0.68598	$5,274	0.03%	1.35%	to	1.65%	14.23%	to	14.58%
December 31, 2011	7,628	$0.57787	to	$0.59869	$4,532	0.09%	1.35%	to	1.65%	-4.83%	to	-4.56%

	Prudential SP Small Cap Value Portfolio (Class I)
December 31, 2015	34,695	$1.99837	to	$2.69201	$85,721	0.00%	1.35%	to	2.00%	-7.22%	to	-6.62%
December 31, 2014	39,236	$2.15175	to	$2.88444	$104,079	0.00%	1.35%	to	2.00%	2.88%	to	3.54%
December 31, 2013	45,199	$2.08949	to	$2.78722	$116,216	0.00%	1.35%	to	2.00%	34.76%	to	35.61%
December 31, 2012	52,822	$1.54910	to	$2.05619	$100,418	0.45%	1.35%	to	2.00%	13.78%	to	14.51%
December 31, 2011	62,060	$1.36006	to	$1.79660	$103,381	0.68%	1.35%	to	2.00%	-4.67%	to	-4.06%

	Janus Aspen Janus Portfolio (Service Shares)
December 31, 2015	6,153	$1.03673	to	$2.34486	$10,479	0.45%	1.40%	to	2.00%	3.02%	to	3.63%
December 31, 2014	7,009	$1.00336	to	$2.26282	$11,422	0.22%	1.40%	to	2.00%	10.52%	to	11.18%
December 31, 2013	8,225	$0.90515	to	$2.03533	$12,065	0.66%	1.40%	to	2.00%	27.44%	to	28.20%
December 31, 2012	9,526	$0.70809	to	$1.58757	$10,868	0.43%	1.40%	to	2.00%	15.96%	to	16.65%
December 31, 2011	11,019	$0.60888	to	$1.36100	$10,839	0.43%	1.40%	to	2.00%	-7.39%	to	-6.84%

	Prudential SP Prudential U.S. Emerging Growth Portfolio (Class I)
December 31, 2015	39,225	$1.68478	to	$3.78454	$107,539	0.00%	1.35%	to	2.00%	-4.27%	to	-3.66%
December 31, 2014	44,521	$1.75488	to	$3.93032	$127,551	0.00%	1.35%	to	2.00%	7.36%	to	8.05%
December 31, 2013	51,864	$1.62968	to	$3.63925	$137,598	0.00%	1.35%	to	2.00%	25.95%	to	26.76%
December 31, 2012	59,367	$1.29003	to	$2.87251	$124,761	0.41%	1.35%	to	2.00%	14.58%	to	15.32%
December 31, 2011	69,627	$1.12252	to	$2.49218	$128,003	0.59%	1.35%	to	2.00%	0.22%	to	0.86%

A 102

Note 7:	Financial Highlights (Continued)

	At the year ended					For the year ended
	Units (000s)	Unit Value Lowest — Highest			Net Assets (000s)	Investment Income Ratio*	Expense Ratio** Lowest — Highest			Total Return*** Lowest — Highest
	Prudential SP International Growth Portfolio (Class I)
December 31, 2015	20,465	$0.84098	to	$2.10438	$31,563	0.00%	1.40%	to	2.00%	1.34%	to	1.95%
December 31, 2014	23,271	$0.82745	to	$2.06435	$35,459	0.00%	1.40%	to	2.00%	-7.56%	to	-7.00%
December 31, 2013	26,352	$0.89246	to	$2.22017	$43,541	0.00%	1.35%	to	2.00%	16.54%	to	17.29%
December 31, 2012	30,107	$0.76353	to	$1.89389	$42,782	0.64%	1.35%	to	2.00%	19.99%	to	20.77%
December 31, 2011	35,232	$0.63438	to	$1.56912	$41,592	1.32%	1.35%	to	2.00%	-16.58%	to	-16.04%

	Prudential SP International Value Portfolio (expired April 24, 2015)
December 31, 2015	—	$1.27456	to	$2.22461	$—	0.00%	1.40%	to	2.00%	10.02%	to	10.23%
December 31, 2014	19,870	$1.15734	to	$2.01976	$33,367	0.00%	1.40%	to	2.00%	-7.88%	to	-7.33%
December 31, 2013	22,680	$1.25263	to	$2.18500	$41,163	0.00%	1.40%	to	2.00%	17.73%	to	18.43%
December 31, 2012	25,837	$1.06080	to	$1.84942	$39,628	2.67%	1.40%	to	2.00%	14.62%	to	15.31%
December 31, 2011	29,946	$0.92278	to	$1.60798	$39,901	2.49%	1.40%	to	2.00%	-14.80%	to	-14.29%

	AST Goldman Sachs Large-Cap Value Portfolio
December 31, 2015	34,839	$10.17726	to	$20.01155	$522,927	0.00%	0.55%	to	3.25%	-7.72%	to	6.09%
December 31, 2014	16,013	$10.96235	to	$21.39027	$259,463	0.00%	0.55%	to	3.25%	9.46%	to	12.51%
December 31, 2013	15,311	$11.42443	to	$19.27594	$221,801	0.00%	0.55%	to	3.25%	25.90%	to	32.81%
December 31, 2012	13,355	$8.63614	to	$14.71569	$146,463	1.04%	0.55%	to	3.25%	15.77%	to	19.01%
December 31, 2011	9,455	$7.28539	to	$12.53734	$86,332	1.05%	0.55%	to	3.25%	-15.50%	to	-6.04%

	AST Schroders Multi-Asset World Strategies Portfolio (expired October 16, 2015)
December 31, 2015	—	$10.93123	to	$15.46319	$—	0.00%	0.55%	to	3.25%	-3.99%	to	-1.87%
December 31, 2014	199,889	$11.22055	to	$15.93171	$2,539,963	0.00%	0.55%	to	3.25%	-0.31%	to	2.47%
December 31, 2013	209,605	$11.05013	to	$15.76382	$2,636,512	0.00%	0.55%	to	3.25%	10.68%	to	13.77%
December 31, 2012	199,002	$9.92265	to	$14.04822	$2,231,745	1.93%	0.55%	to	3.25%	7.52%	to	10.53%
December 31, 2011	141,598	$9.34142	to	$12.88722	$1,453,229	1.58%	0.55%	to	3.25%	-6.51%	to	-3.91%

	AST Cohen & Steers Realty Portfolio
December 31, 2015	12,433	$10.50466	to	$28.97784	$229,030	0.00%	0.55%	to	3.25%	1.44%	to	10.36%
December 31, 2014	13,312	$11.64573	to	$28.17786	$239,838	0.00%	0.55%	to	3.25%	15.51%	to	30.19%
December 31, 2013	13,244	$9.68396	to	$21.94358	$186,235	0.00%	0.55%	to	3.25%	-1.36%	to	2.57%
December 31, 2012	12,446	$10.07765	to	$21.69183	$173,092	1.29%	0.55%	to	3.25%	11.59%	to	14.71%
December 31, 2011	7,109	$8.82419	to	$19.17281	$87,243	0.74%	0.55%	to	3.25%	-6.17%	to	6.00%

	AST J.P. Morgan Strategic Opportunities Portfolio
December 31, 2015	122,496	$11.00591	to	$14.68376	$1,537,582	0.00%	0.55%	to	3.25%	-3.43%	to	-0.73%
December 31, 2014	130,504	$11.18827	to	$14.91662	$1,675,340	0.00%	0.55%	to	3.25%	2.02%	to	4.87%
December 31, 2013	131,617	$10.76626	to	$14.34386	$1,639,217	0.00%	0.55%	to	3.25%	7.42%	to	10.42%
December 31, 2012	118,657	$10.48017	to	$13.12718	$1,364,558	1.44%	0.55%	to	3.25%	7.11%	to	10.11%
December 31, 2011	76,239	$9.75906	to	$12.08786	$808,699	0.90%	0.55%	to	3.25%	-3.02%	to	-0.32%

	AST Herndon Large-Cap Value Portfolio
December 31, 2015	8,473	$9.27899	to	$18.53439	$116,779	0.00%	0.55%	to	3.25%	-9.12%	to	4.17%
December 31, 2014	9,863	$9.94566	to	$20.11564	$146,622	0.00%	0.55%	to	3.25%	-1.74%	to	1.00%
December 31, 2013	10,554	$11.69942	to	$20.19327	$156,741	0.00%	0.55%	to	3.25%	25.84%	to	33.89%
December 31, 2012	10,223	$8.77264	to	$15.29152	$115,122	1.05%	0.55%	to	3.25%	9.71%	to	12.78%
December 31, 2011	5,454	$7.80945	to	$13.74775	$54,139	0.80%	0.55%	to	3.25%	-10.70%	to	-1.04%

	AST High Yield Portfolio
December 31, 2015	13,669	$9.47712	to	$15.77372	$169,187	0.00%	0.55%	to	3.25%	-6.70%	to	-3.24%
December 31, 2014	15,527	$9.89459	to	$16.67561	$203,687	0.00%	0.55%	to	3.25%	-1.05%	to	1.99%
December 31, 2013	16,564	$10.42183	to	$16.57675	$216,591	0.00%	0.55%	to	3.25%	3.70%	to	6.59%
December 31, 2012	17,069	$11.01858	to	$15.76773	$211,916	5.75%	0.55%	to	3.25%	10.17%	to	13.25%
December 31, 2011	9,602	$9.75907	to	$14.11698	$107,095	6.86%	0.55%	to	3.25%	-2.53%	to	2.61%

	AST Small-Cap Growth Opportunities Portfolio
December 31, 2015	8,834	$9.01138	to	$23.96900	$148,073	0.00%	0.55%	to	3.25%	-11.16%	to	1.00%
December 31, 2014	10,032	$13.35563	to	$24.11445	$169,022	0.00%	0.55%	to	3.25%	1.53%	to	4.36%
December 31, 2013	10,131	$12.91409	to	$23.42720	$165,527	0.00%	0.55%	to	3.25%	33.40%	to	40.04%
December 31, 2012	9,818	$9.51449	to	$16.96161	$116,290	0.00%	0.55%	to	3.25%	16.17%	to	19.41%
December 31, 2011	5,925	$7.99180	to	$14.40189	$59,777	0.45%	0.55%	to	3.25%	-19.59%	to	-13.59%

A 103

Note 7:	Financial Highlights (Continued)

	At the year ended					For the year ended
	Units (000s)	Unit Value Lowest — Highest			Net Assets (000s)	Investment Income Ratio*	Expense Ratio** Lowest — Highest			Total Return*** Lowest — Highest
	AST Mid-Cap Value Portfolio
December 31, 2015	5,767	$9.62571	to	$23.70041	$97,023	0.00%	0.55%	to	3.25%	-9.64%	to	0.53%
December 31, 2014	6,170	$11.23471	to	$25.87248	$113,915	0.00%	0.55%	to	3.25%	11.23%	to	14.34%
December 31, 2013	6,399	$12.06993	to	$22.94256	$104,911	0.00%	0.55%	to	3.25%	23.34%	to	31.69%
December 31, 2012	5,850	$10.19368	to	$17.66406	$73,924	0.44%	0.55%	to	3.25%	14.56%	to	17.76%
December 31, 2011	3,655	$8.68256	to	$15.20886	$39,679	0.70%	0.55%	to	3.25%	-12.84%	to	-3.98%

	AST Small-Cap Value Portfolio
December 31, 2015	5,601	$9.99297	to	$22.35385	$89,371	0.00%	0.55%	to	3.25%	-7.42%	to	4.08%
December 31, 2014	6,294	$10.54465	to	$23.81628	$107,335	0.00%	0.55%	to	3.25%	1.85%	to	5.87%
December 31, 2013	7,038	$12.47438	to	$23.06551	$116,350	0.00%	0.55%	to	3.25%	27.51%	to	36.64%
December 31, 2012	6,003	$10.03524	to	$17.11423	$73,641	0.41%	0.55%	to	3.25%	14.31%	to	17.51%
December 31, 2011	4,291	$8.56576	to	$14.76666	$45,405	0.60%	0.55%	to	3.25%	-13.58%	to	-6.49%

	AST Goldman Sachs Mid-Cap Growth Portfolio
December 31, 2015	31,934	$9.83409	to	$23.24614	$534,194	0.00%	0.55%	to	3.25%	-8.75%	to	2.12%
December 31, 2014	14,692	$11.31270	to	$25.12814	$271,570	0.00%	0.55%	to	3.25%	7.90%	to	13.47%
December 31, 2013	15,464	$12.28300	to	$22.97023	$261,949	0.00%	0.55%	to	3.25%	25.09%	to	31.46%
December 31, 2012	13,956	$10.46013	to	$17.71525	$182,448	0.00%	0.55%	to	3.25%	15.72%	to	18.96%
December 31, 2011	8,276	$8.81982	to	$15.09953	$93,020	0.00%	0.55%	to	3.25%	-11.35%	to	-3.51%

	AST Large-Cap Value Portfolio
December 31, 2015	24,491	$9.70319	to	$21.09411	$361,251	0.00%	0.55%	to	3.25%	-10.83%	to	1.55%
December 31, 2014	25,255	$10.81514	to	$23.33405	$409,452	0.00%	0.55%	to	3.25%	7.95%	to	13.12%
December 31, 2013	25,383	$11.16325	to	$20.91410	$365,289	0.00%	0.55%	to	3.25%	31.12%	to	39.09%
December 31, 2012	22,984	$8.05750	to	$15.24503	$236,678	3.18%	0.55%	to	3.25%	13.08%	to	16.24%
December 31, 2011	12,016	$6.95898	to	$13.29726	$105,206	1.21%	0.55%	to	3.25%	-10.31%	to	-4.71%

	AST Lord Abbett Core Fixed Income Portfolio
December 31, 2015	55,224	$9.86125	to	$14.78095	$652,219	0.00%	0.55%	to	3.25%	-3.81%	to	-1.13%
December 31, 2014	49,551	$10.18285	to	$15.15769	$594,715	0.00%	0.55%	to	3.25%	2.93%	to	5.80%
December 31, 2013	46,780	$9.71214	to	$14.52525	$533,925	0.00%	0.55%	to	3.25%	-5.19%	to	-2.54%
December 31, 2012	43,060	$10.94845	to	$15.11073	$513,536	1.11%	0.55%	to	3.25%	2.48%	to	5.35%
December 31, 2011	20,912	$10.42419	to	$14.54337	$245,855	1.20%	0.55%	to	3.25%	4.25%	to	9.56%

	AST Loomis Sayles Large-Cap Growth Portfolio
December 31, 2015	20,054	$10.73986	to	$25.11237	$369,143	0.00%	0.55%	to	3.25%	6.50%	to	11.97%
December 31, 2014	23,783	$11.25817	to	$23.25943	$404,850	0.00%	0.55%	to	3.25%	7.00%	to	12.47%
December 31, 2013	16,363	$12.76835	to	$21.44225	$255,014	0.00%	0.55%	to	3.25%	30.12%	to	35.86%
December 31, 2012	16,939	$9.89077	to	$16.00178	$195,765	0.38%	0.55%	to	3.25%	8.61%	to	11.65%
December 31, 2011	11,182	$8.89389	to	$14.53184	$117,841	0.30%	0.55%	to	3.25%	-8.96%	to	-1.46%

	AST MFS Growth Portfolio
December 31, 2015	6,756	$10.52964	to	$22.66308	$120,117	0.00%	0.55%	to	3.25%	3.74%	to	9.59%
December 31, 2014	7,243	$11.13384	to	$21.54740	$122,405	0.00%	0.55%	to	3.25%	5.18%	to	11.72%
December 31, 2013	7,176	$12.75859	to	$20.20752	$113,750	0.00%	0.55%	to	3.25%	29.91%	to	35.95%
December 31, 2012	6,309	$10.55752	to	$15.06982	$74,107	0.00%	0.55%	to	3.25%	13.27%	to	16.44%
December 31, 2011	3,218	$9.10275	to	$13.12223	$33,301	0.36%	0.55%	to	3.25%	-7.50%	to	-1.14%

	AST Neuberger Berman Mid-Cap Growth Portfolio (expired October 16, 2015)
December 31, 2015	—	$9.80689	to	$24.20405	$—	0.00%	0.55%	to	3.25%	1.22%	to	3.45%
December 31, 2014	16,497	$11.22938	to	$23.65350	$284,956	0.00%	0.55%	to	3.25%	4.43%	to	12.92%
December 31, 2013	16,795	$12.35736	to	$22.34107	$273,974	0.00%	0.55%	to	3.25%	25.73%	to	31.88%
December 31, 2012	15,458	$10.25722	to	$17.17555	$192,774	0.00%	0.55%	to	3.25%	8.72%	to	11.77%
December 31, 2011	8,614	$9.20532	to	$15.58152	$100,645	0.00%	0.55%	to	3.25%	-7.23%	to	1.13%

	AST Neuberger Berman / LSV Mid-Cap Value Portfolio
December 31, 2015	14,931	$9.68512	to	$26.39664	$262,670	0.00%	0.55%	to	3.25%	-8.70%	to	1.07%
December 31, 2014	15,349	$11.02363	to	$28.51908	$292,469	0.00%	0.55%	to	3.25%	10.42%	to	13.62%
December 31, 2013	15,234	$12.86338	to	$25.44872	$259,477	0.00%	0.55%	to	3.25%	31.13%	to	41.23%
December 31, 2012	11,618	$10.11103	to	$18.27003	$142,067	0.94%	0.55%	to	3.25%	13.32%	to	16.48%
December 31, 2011	8,187	$8.70651	to	$15.90297	$86,810	0.99%	0.55%	to	3.25%	-12.72%	to	-3.02%

A 104

Note 7:	Financial Highlights (Continued)

	At the year ended					For the year ended
	Units (000s)	Unit Value Lowest — Highest			Net Assets (000s)	Investment Income Ratio*	Expense Ratio** Lowest — Highest			Total Return*** Lowest — Highest
	AST BlackRock Low Duration Bond Portfolio
December 31, 2015	15,084	$8.88893	to	$11.97203	$152,558	0.00%	0.55%	to	3.25%	-2.78%	to	-0.07%
December 31, 2014	15,866	$9.14331	to	$12.05162	$162,190	0.00%	0.55%	to	3.25%	-3.34%	to	-0.65%
December 31, 2013	17,793	$9.45965	to	$12.20183	$185,800	0.00%	0.55%	to	3.25%	-5.35%	to	-2.71%
December 31, 2012	20,118	$9.99469	to	$12.61643	$218,837	1.17%	0.55%	to	3.25%	1.29%	to	4.12%
December 31, 2011	15,357	$9.86766	to	$12.18917	$164,143	0.86%	0.55%	to	3.25%	-1.07%	to	1.68%

	AST T. Rowe Price Equity Income Portfolio (expired October 16, 2015)
December 31, 2015	—	$9.84259	to	$19.75087	$—	0.00%	0.55%	to	3.25%	-8.49%	to	6.37%
December 31, 2014	21,817	$10.53423	to	$21.34885	$322,746	0.00%	0.55%	to	3.25%	3.97%	to	6.88%
December 31, 2013	21,981	$10.76256	to	$20.25283	$306,640	0.00%	0.55%	to	3.25%	22.05%	to	28.97%
December 31, 2012	19,042	$8.48182	to	$15.92130	$206,693	0.18%	0.55%	to	3.25%	13.43%	to	16.61%
December 31, 2011	5,793	$7.30270	to	$13.84402	$53,933	1.15%	0.55%	to	3.25%	-10.17%	to	-2.18%

	AST QMA US Equity Alpha Portfolio
December 31, 2015	9,355	$10.38394	to	$25.83362	$176,411	0.00%	0.55%	to	2.95%	0.13%	to	8.03%
December 31, 2014	8,980	$11.24219	to	$25.55053	$168,707	0.00%	0.55%	to	2.95%	11.83%	to	16.57%
December 31, 2013	6,347	$12.26676	to	$22.22337	$103,102	0.00%	0.55%	to	2.95%	24.92%	to	31.70%
December 31, 2012	5,427	$9.53931	to	$17.10866	$67,692	0.71%	0.55%	to	2.95%	15.39%	to	18.15%
December 31, 2011	2,688	$8.14600	to	$14.68191	$27,992	0.73%	0.55%	to	2.95%	0.50%	to	2.89%

	AST T. Rowe Price Natural Resources Portfolio
December 31, 2015	26,606	$6.56393	to	$11.28433	$217,496	0.00%	0.55%	to	3.25%	-21.88%	to	0.94%
December 31, 2014	28,651	$8.19862	to	$14.17056	$295,414	0.00%	0.55%	to	3.25%	-14.29%	to	-8.86%
December 31, 2013	29,034	$9.02327	to	$15.67993	$333,568	0.00%	0.55%	to	3.25%	11.63%	to	14.75%
December 31, 2012	30,858	$7.88745	to	$13.79902	$313,815	0.41%	0.55%	to	3.25%	0.24%	to	3.05%
December 31, 2011	21,581	$7.67745	to	$13.57744	$220,749	0.61%	0.55%	to	3.25%	-22.38%	to	-15.39%

	AST T. Rowe Price Asset Allocation Portfolio
December 31, 2015	749,738	$11.49045	to	$17.30044	$10,255,016	0.00%	0.55%	to	3.25%	-3.21%	to	-0.51%
December 31, 2014	568,527	$11.65463	to	$17.63046	$7,977,063	0.00%	0.55%	to	3.25%	2.44%	to	5.30%
December 31, 2013	535,636	$11.16935	to	$16.97618	$7,295,774	0.00%	0.55%	to	3.25%	12.85%	to	16.19%
December 31, 2012	427,079	$10.69535	to	$14.81356	$5,131,917	1.21%	0.55%	to	3.25%	9.80%	to	12.87%
December 31, 2011	229,101	$9.50439	to	$13.30691	$2,473,645	1.10%	0.55%	to	3.25%	-4.90%	to	1.42%

	AST MFS Global Equity Portfolio
December 31, 2015	22,632	$10.02712	to	$20.74591	$346,412	0.00%	0.55%	to	3.25%	-4.67%	to	3.91%
December 31, 2014	22,518	$10.30110	to	$21.46497	$356,337	0.00%	0.55%	to	3.25%	0.26%	to	3.06%
December 31, 2013	20,596	$11.84660	to	$21.11684	$320,306	0.00%	0.55%	to	3.25%	20.29%	to	26.93%
December 31, 2012	15,072	$10.68753	to	$16.86736	$188,579	1.03%	0.55%	to	3.25%	19.07%	to	22.40%
December 31, 2011	8,288	$8.75800	to	$13.97222	$87,581	0.51%	0.55%	to	3.25%	-12.73%	to	-3.66%

	AST J.P. Morgan International Equity Portfolio
December 31, 2015	16,931	$9.49209	to	$15.09904	$187,875	0.00%	0.55%	to	3.25%	-5.95%	to	-3.33%
December 31, 2014	17,384	$9.85774	to	$15.83614	$201,653	0.00%	0.55%	to	3.25%	-9.41%	to	-6.88%
December 31, 2013	16,428	$10.62785	to	$17.24255	$207,309	0.00%	0.55%	to	3.25%	11.61%	to	14.73%
December 31, 2012	14,337	$9.30017	to	$15.23803	$159,507	1.68%	0.55%	to	3.25%	17.94%	to	21.24%
December 31, 2011	9,785	$7.70131	to	$12.74350	$90,598	1.40%	0.55%	to	3.25%	-18.08%	to	-9.65%

	AST Templeton Global Bond Portfolio
December 31, 2015	17,773	$8.74760	to	$11.95898	$171,608	0.00%	0.55%	to	3.25%	-7.72%	to	3.76%
December 31, 2014	18,913	$9.47925	to	$12.68214	$194,300	0.00%	0.55%	to	3.25%	-2.71%	to	0.00%
December 31, 2013	19,028	$9.69586	to	$12.75701	$197,497	0.00%	0.55%	to	3.25%	-6.88%	to	-3.21%
December 31, 2012	17,788	$10.32374	to	$13.40697	$196,194	2.36%	0.55%	to	3.25%	1.80%	to	4.65%
December 31, 2011	10,426	$9.89515	to	$12.88781	$113,539	2.50%	0.55%	to	3.25%	-1.04%	to	3.55%

	AST Wellington Management Hedged Equity Portfolio
December 31, 2015	130,610	$10.53324	to	$17.66125	$1,520,154	0.00%	0.55%	to	3.25%	-3.86%	to	-1.18%
December 31, 2014	130,027	$10.88122	to	$18.12031	$1,548,823	0.00%	0.55%	to	3.25%	2.08%	to	4.92%
December 31, 2013	106,043	$10.58693	to	$17.50990	$1,219,180	0.00%	0.55%	to	3.25%	14.98%	to	19.84%
December 31, 2012	62,039	$8.89580	to	$14.81394	$604,521	0.26%	0.55%	to	3.25%	7.39%	to	10.40%
December 31, 2011	29,416	$8.08980	to	$13.60557	$265,956	0.27%	0.55%	to	3.25%	-12.57%	to	-4.36%

A 105

Note 7:	Financial Highlights (Continued)

	At the year ended					For the year ended
	Units (000s)	Unit Value Lowest — Highest			Net Assets (000s)	Investment Income Ratio*	Expense Ratio** Lowest — Highest			Total Return*** Lowest — Highest
	AST Capital Growth Asset Allocation Portfolio
December 31, 2015	530,160	$12.13656	to	$18.21974	$7,420,464	0.00%	0.55%	to	3.25%	-2.73%	to	-0.02%
December 31, 2014	516,836	$12.24977	to	$18.47645	$7,352,204	0.00%	0.55%	to	3.25%	3.52%	to	6.41%
December 31, 2013	477,773	$11.61737	to	$17.60529	$6,496,923	0.00%	0.55%	to	3.25%	17.67%	to	22.00%
December 31, 2012	393,994	$9.82079	to	$14.63036	$4,452,563	0.79%	0.55%	to	3.25%	10.02%	to	13.10%
December 31, 2011	287,989	$8.76109	to	$13.11625	$2,893,895	0.51%	0.55%	to	3.25%	-9.16%	to	-2.96%

	AST Academic Strategies Asset Allocation Portfolio
December 31, 2015	276,820	$10.35394	to	$14.76472	$3,252,182	0.00%	0.55%	to	3.25%	-6.36%	to	-3.75%
December 31, 2014	326,241	$10.85572	to	$15.55329	$4,038,220	0.00%	0.55%	to	3.25%	0.44%	to	3.25%
December 31, 2013	351,118	$10.61030	to	$15.27338	$4,268,988	0.00%	0.55%	to	3.25%	6.40%	to	9.37%
December 31, 2012	347,097	$9.96722	to	$14.15903	$3,909,210	0.97%	0.55%	to	3.25%	8.90%	to	11.95%
December 31, 2011	269,022	$8.98306	to	$12.82397	$2,725,760	0.62%	0.55%	to	3.25%	-5.82%	to	-3.20%

	AST Balanced Asset Allocation Portfolio
December 31, 2015	511,145	$11.67893	to	$16.86850	$6,905,423	0.00%	0.55%	to	3.25%	-2.79%	to	-0.08%
December 31, 2014	514,029	$11.79468	to	$17.11604	$7,070,583	0.00%	0.55%	to	3.25%	3.06%	to	5.94%
December 31, 2013	500,114	$11.23550	to	$16.38146	$6,621,022	0.00%	0.55%	to	3.25%	13.49%	to	17.00%
December 31, 2012	451,333	$10.33901	to	$14.19558	$5,203,726	0.92%	0.55%	to	3.25%	8.81%	to	11.86%
December 31, 2011	339,582	$9.27105	to	$12.86748	$3,548,073	0.63%	0.55%	to	3.25%	-7.28%	to	-1.76%

	AST Preservation Asset Allocation Portfolio
December 31, 2015	339,720	$10.88817	to	$14.75560	$4,282,307	0.00%	0.55%	to	3.25%	-3.11%	to	-0.41%
December 31, 2014	360,303	$11.03255	to	$15.02176	$4,631,404	0.00%	0.55%	to	3.25%	2.34%	to	5.19%
December 31, 2013	372,081	$10.58368	to	$14.47848	$4,626,398	0.00%	0.55%	to	3.25%	5.66%	to	8.61%
December 31, 2012	367,594	$10.51490	to	$13.51575	$4,290,630	1.09%	0.55%	to	3.25%	6.78%	to	9.77%
December 31, 2011	264,390	$9.60825	to	$12.48452	$2,869,173	0.90%	0.55%	to	3.25%	-3.91%	to	0.44%

	AST FI Pyramis Quantitative Portfolio
December 31, 2015	257,720	$10.84576	to	$16.33350	$3,264,546	0.00%	0.55%	to	3.25%	-2.29%	to	0.44%
December 31, 2014	251,091	$11.02371	to	$16.48864	$3,226,253	0.00%	0.55%	to	3.25%	-0.20%	to	2.58%
December 31, 2013	248,285	$10.84192	to	$16.29666	$3,164,359	0.00%	0.55%	to	3.25%	11.03%	to	14.13%
December 31, 2012	211,694	$9.58449	to	$14.47747	$2,406,115	1.88%	0.55%	to	3.25%	7.03%	to	10.03%
December 31, 2011	130,049	$8.78893	to	$13.34133	$1,346,840	1.74%	0.55%	to	3.25%	-6.65%	to	-2.05%

	AST Prudential Growth Allocation Portfolio
December 31, 2015	527,423	$10.70877	to	$17.35014	$7,139,930	0.00%	0.55%	to	3.25%	-3.84%	to	-1.16%
December 31, 2014	324,805	$10.95802	to	$17.79750	$4,474,369	0.00%	0.55%	to	3.25%	5.65%	to	8.60%
December 31, 2013	296,876	$10.20562	to	$16.61628	$3,842,656	0.00%	0.55%	to	3.25%	13.22%	to	16.38%
December 31, 2012	248,630	$8.86900	to	$14.47559	$2,804,356	1.30%	0.55%	to	3.25%	9.25%	to	12.30%
December 31, 2011	148,843	$7.98786	to	$13.06962	$1,485,879	1.18%	0.55%	to	3.25%	-11.82%	to	-6.73%

	AST Advanced Strategies Portfolio
December 31, 2015	442,206	$11.55605	to	$17.84949	$6,092,156	0.00%	0.55%	to	3.25%	-2.47%	to	0.25%
December 31, 2014	447,097	$11.63271	to	$18.05257	$6,256,006	0.00%	0.55%	to	3.25%	2.66%	to	5.52%
December 31, 2013	426,587	$11.12429	to	$17.34521	$5,785,628	0.00%	0.55%	to	3.25%	12.52%	to	15.92%
December 31, 2012	343,976	$10.48694	to	$15.17148	$4,121,284	1.27%	0.55%	to	3.25%	9.95%	to	13.02%
December 31, 2011	193,663	$9.30664	to	$13.61010	$2,075,520	1.03%	0.55%	to	3.25%	-6.93%	to	-0.44%

	AST T. Rowe Price Large-Cap Growth Portfolio
December 31, 2015	31,122	$10.50087	to	$26.85854	$623,579	0.00%	0.55%	to	3.25%	6.02%	to	9.50%
December 31, 2014	31,590	$11.22522	to	$24.98767	$590,749	0.00%	0.55%	to	3.25%	4.82%	to	13.35%
December 31, 2013	30,311	$13.54255	to	$23.51273	$533,490	0.00%	0.55%	to	3.25%	37.92%	to	43.23%
December 31, 2012	26,918	$10.57497	to	$16.64347	$334,820	0.00%	0.55%	to	3.25%	13.76%	to	16.94%
December 31, 2011	16,190	$9.07073	to	$14.43104	$173,497	0.00%	0.55%	to	3.25%	-9.08%	to	-2.24%

	AST Money Market Portfolio
December 31, 2015	25,658	$8.24671	to	$9.97360	$237,142	0.00%	0.55%	to	3.25%	-3.25%	to	-0.26%
December 31, 2014	20,583	$8.49004	to	$10.08368	$192,741	0.00%	0.55%	to	3.25%	-3.25%	to	-0.47%
December 31, 2013	22,470	$8.74050	to	$10.20011	$213,351	0.00%	0.55%	to	3.25%	-3.25%	to	-0.55%
December 31, 2012	24,863	$8.99838	to	$10.31714	$240,224	0.01%	0.55%	to	3.25%	-3.25%	to	-0.54%
December 31, 2011	24,015	$9.26367	to	$10.43487	$236,147	0.02%	0.55%	to	3.25%	-3.22%	to	-0.52%

A 106

Note 7:	Financial Highlights (Continued)

	At the year ended					For the year ended
	Units (000s)	Unit Value Lowest — Highest			Net Assets (000s)	Investment Income Ratio*	Expense Ratio** Lowest — Highest			Total Return*** Lowest — Highest
	AST Small-Cap Growth Portfolio
December 31, 2015	11,007	$9.63214	to	$25.09686	$195,871	0.00%	0.55%	to	3.25%	-2.49%	to	0.23%
December 31, 2014	10,894	$10.96730	to	$25.38680	$196,547	0.00%	0.55%	to	3.25%	0.44%	to	10.75%
December 31, 2013	11,797	$12.40268	to	$24.92978	$209,244	0.00%	0.55%	to	3.25%	26.69%	to	34.43%
December 31, 2012	9,973	$9.69125	to	$18.80226	$133,149	0.00%	0.55%	to	3.25%	8.52%	to	11.56%
December 31, 2011	7,586	$8.71343	to	$17.08879	$91,234	0.00%	0.55%	to	3.25%	-12.02%	to	-1.52%

	AST BlackRock/Loomis Sayles Bond Portfolio
December 31, 2015	153,110	$9.60692	to	$14.00299	$1,687,495	0.00%	0.55%	to	3.25%	-5.29%	to	-1.67%
December 31, 2014	178,576	$9.95820	to	$14.46916	$2,043,441	0.00%	0.55%	to	3.25%	0.84%	to	3.66%
December 31, 2013	201,354	$9.69455	to	$14.04141	$2,248,671	0.00%	0.55%	to	3.25%	-5.03%	to	-2.38%
December 31, 2012	205,774	$10.81598	to	$14.46865	$2,382,350	2.53%	0.55%	to	3.25%	5.76%	to	8.72%
December 31, 2011	139,943	$9.99564	to	$13.38718	$1,518,001	1.84%	0.55%	to	3.25%	-0.17%	to	2.61%

	AST International Value Portfolio
December 31, 2015	11,460	$8.88788	to	$14.87771	$121,599	0.00%	0.55%	to	3.25%	-9.82%	to	2.47%
December 31, 2014	8,002	$8.89959	to	$15.04489	$90,248	0.00%	0.55%	to	3.25%	-9.74%	to	-6.37%
December 31, 2013	7,524	$9.62974	to	$16.44049	$92,461	0.00%	0.55%	to	3.25%	15.59%	to	18.81%
December 31, 2012	6,716	$8.13719	to	$14.02985	$70,251	2.14%	0.55%	to	3.25%	12.88%	to	16.03%
December 31, 2011	4,763	$7.04041	to	$12.25942	$43,196	1.53%	0.55%	to	3.25%	-21.55%	to	-13.03%

	AST International Growth Portfolio
December 31, 2015	18,345	$9.47869	to	$16.47336	$211,152	0.00%	0.55%	to	3.25%	-0.21%	to	7.39%
December 31, 2014	17,912	$9.27675	to	$16.28200	$201,219	0.00%	0.55%	to	3.25%	-8.60%	to	-2.22%
December 31, 2013	17,172	$9.91250	to	$17.57026	$206,639	0.00%	0.55%	to	3.25%	15.19%	to	18.40%
December 31, 2012	16,433	$8.40498	to	$15.04565	$167,285	1.04%	0.55%	to	3.25%	16.45%	to	19.70%
December 31, 2011	7,248	$7.04917	to	$12.74401	$63,232	0.64%	0.55%	to	3.25%	-18.51%	to	-13.40%

	NVIT Developing Markets Fund (Class II)
December 31, 2015	519	$10.80496	to	$11.51683	$5,808	1.01%	1.40%	to	2.00%	-17.96%	to	-17.48%
December 31, 2014	595	$13.17058	to	$13.95567	$8,083	0.80%	1.40%	to	2.00%	-7.69%	to	-7.15%
December 31, 2013	743	$14.26831	to	$15.02994	$10,905	0.94%	1.40%	to	2.00%	-1.93%	to	-1.35%
December 31, 2012	882	$14.54907	to	$15.23556	$13,170	0.09%	1.40%	to	2.00%	14.49%	to	15.17%
December 31, 2011	1,066	$12.70790	to	$13.22905	$13,856	0.27%	1.40%	to	2.00%	-23.92%	to	-23.48%

	AST Investment Grade Bond Portfolio
December 31, 2015	209,767	$9.94319	to	$16.04012	$2,669,601	0.00%	0.55%	to	2.65%	-1.51%	to	0.62%
December 31, 2014	54,970	$10.02333	to	$16.00477	$727,546	0.00%	0.55%	to	2.65%	3.90%	to	6.14%
December 31, 2013	48,730	$9.57812	to	$15.13806	$621,532	0.00%	0.55%	to	2.65%	-5.75%	to	-3.72%
December 31, 2012	240,122	$11.79750	to	$15.78403	$3,143,918	1.35%	0.55%	to	2.65%	6.50%	to	8.80%
December 31, 2011	624,195	$10.87605	to	$14.56477	$7,606,942	0.43%	0.55%	to	2.65%	8.68%	to	11.82%

	AST Western Asset Core Plus Bond Portfolio
December 31, 2015	46,717	$9.94275	to	$12.91308	$549,910	0.00%	0.55%	to	3.25%	-2.05%	to	0.68%
December 31, 2014	45,410	$10.27737	to	$12.87649	$536,794	0.00%	0.55%	to	3.25%	3.00%	to	6.61%
December 31, 2013	38,647	$9.72854	to	$12.12603	$433,901	0.00%	0.55%	to	3.25%	-4.69%	to	-2.03%
December 31, 2012	36,399	$11.01502	to	$12.52719	$422,609	3.25%	0.55%	to	3.25%	4.34%	to	7.26%
December 31, 2011	23,999	$10.31578	to	$11.84188	$263,297	2.74%	0.55%	to	3.25%	2.59%	to	5.44%

	AST Bond Portfolio 2018
December 31, 2015	5,765	$10.72979	to	$13.89063	$66,648	0.00%	1.15%	to	3.25%	-2.47%	to	-0.35%
December 31, 2014	6,473	$11.00100	to	$13.95817	$75,796	0.00%	1.15%	to	3.25%	-0.67%	to	1.48%
December 31, 2013	8,868	$11.07563	to	$13.77289	$103,179	0.00%	1.15%	to	3.25%	-6.29%	to	-4.26%
December 31, 2012	13,761	$11.81915	to	$14.40463	$168,637	0.49%	1.15%	to	3.25%	2.27%	to	4.50%
December 31, 2011	14,702	$11.55635	to	$13.80307	$174,657	0.19%	1.15%	to	3.25%	9.90%	to	12.27%

	AST Bond Portfolio 2019
December 31, 2015	1,152	$10.97872	to	$14.06169	$13,887	0.00%	1.30%	to	3.25%	-2.21%	to	-0.23%
December 31, 2014	1,127	$11.22726	to	$14.09353	$13,783	0.00%	1.15%	to	3.25%	0.88%	to	3.07%
December 31, 2013	1,691	$11.03065	to	$13.69295	$20,191	0.00%	1.15%	to	3.25%	-7.93%	to	-5.93%
December 31, 2012	2,327	$11.93263	to	$14.57520	$29,834	0.83%	1.15%	to	3.25%	2.41%	to	4.64%
December 31, 2011	809	$13.36844	to	$13.94770	$11,027	0.95%	1.30%	to	2.40%	13.26%	to	14.49%

A 107

Note 7:	Financial Highlights (Continued)

	At the year ended					For the year ended
	Units (000s)	Unit Value Lowest — Highest			Net Assets (000s)	Investment Income Ratio*	Expense Ratio** Lowest — Highest			Total Return*** Lowest — Highest
	AST Global Real Estate Portfolio
December 31, 2015	4,979	$10.04953	to	$21.35711	$73,698	0.00%	0.55%	to	3.25%	-3.34%	to	5.49%
December 31, 2014	5,837	$10.85387	to	$21.79318	$88,156	0.00%	0.55%	to	3.25%	7.71%	to	13.30%
December 31, 2013	6,107	$10.08073	to	$19.50272	$82,371	0.00%	0.55%	to	3.25%	0.96%	to	3.77%
December 31, 2012	5,471	$10.83725	to	$19.05468	$72,228	1.37%	0.55%	to	3.25%	22.68%	to	26.11%
December 31, 2011	2,702	$8.75182	to	$15.32029	$28,411	2.36%	0.55%	to	3.25%	-12.17%	to	-5.56%

	AST Parametric Emerging Markets Equity Portfolio
December 31, 2015	20,044	$6.90859	to	$12.06351	$160,261	0.00%	0.55%	to	3.25%	-19.44%	to	0.59%
December 31, 2014	22,066	$8.36743	to	$14.76931	$215,174	0.00%	0.55%	to	3.25%	-7.78%	to	-5.21%
December 31, 2013	22,890	$8.85375	to	$15.79714	$237,960	0.00%	0.55%	to	3.25%	-3.03%	to	-0.33%
December 31, 2012	20,909	$8.90982	to	$16.06935	$220,458	1.08%	0.55%	to	3.25%	14.09%	to	17.28%
December 31, 2011	13,670	$7.61998	to	$13.89229	$123,993	0.93%	0.55%	to	3.25%	-23.87%	to	-20.71%

	AST Goldman Sachs Small-Cap Value Portfolio
December 31, 2015	16,007	$9.83593	to	$23.76601	$273,930	0.00%	0.55%	to	3.25%	-8.57%	to	2.45%
December 31, 2014	17,426	$10.75944	to	$25.63821	$322,407	0.00%	0.55%	to	3.25%	3.71%	to	7.79%
December 31, 2013	17,117	$12.69230	to	$24.38308	$301,627	0.00%	0.55%	to	3.25%	29.72%	to	38.05%
December 31, 2012	14,958	$10.52515	to	$17.90792	$192,756	0.48%	0.55%	to	3.25%	11.92%	to	15.05%
December 31, 2011	8,707	$9.17568	to	$15.78149	$99,213	0.50%	0.55%	to	3.25%	-7.35%	to	0.75%

	AST Schroders Global Tactical Portfolio
December 31, 2015	397,986	$9.85084	to	$17.62315	$5,403,210	0.00%	0.55%	to	3.25%	-3.78%	to	-1.09%
December 31, 2014	242,326	$11.66637	to	$18.13826	$3,390,732	0.00%	0.55%	to	3.25%	2.42%	to	5.28%
December 31, 2013	229,670	$11.25123	to	$17.46806	$3,115,315	0.00%	0.55%	to	3.25%	13.73%	to	17.41%
December 31, 2012	178,381	$9.83583	to	$15.08440	$2,100,412	0.45%	0.55%	to	3.25%	12.13%	to	15.27%
December 31, 2011	100,743	$8.71154	to	$13.26883	$1,031,946	0.29%	0.55%	to	3.25%	-8.49%	to	-2.93%

	AST RCM World Trends Portfolio
December 31, 2015	325,283	$10.72707	to	$15.22173	$3,973,304	0.00%	0.55%	to	3.25%	-3.41%	to	-0.72%
December 31, 2014	273,990	$11.02964	to	$15.54433	$3,451,525	0.00%	0.55%	to	3.25%	1.72%	to	4.56%
December 31, 2013	262,920	$10.76855	to	$15.07275	$3,225,999	0.00%	0.55%	to	3.25%	8.79%	to	11.82%
December 31, 2012	221,186	$9.83094	to	$13.66670	$2,470,812	0.52%	0.55%	to	3.25%	6.69%	to	9.68%
December 31, 2011	126,313	$9.15103	to	$12.63456	$1,292,495	0.40%	0.55%	to	3.25%	-6.86%	to	-2.36%

	AST J.P. Morgan Global Thematic Portfolio
December 31, 2015	160,974	$11.43224	to	$17.17857	$2,146,386	0.00%	0.55%	to	3.25%	-4.26%	to	-1.59%
December 31, 2014	162,235	$11.72319	to	$17.69896	$2,240,419	0.00%	0.55%	to	3.25%	2.91%	to	5.78%
December 31, 2013	155,830	$11.18390	to	$16.96442	$2,077,440	0.00%	0.55%	to	3.25%	12.50%	to	15.64%
December 31, 2012	129,515	$10.40314	to	$14.87346	$1,521,500	0.44%	0.55%	to	3.25%	9.89%	to	12.96%
December 31, 2011	74,331	$9.31537	to	$13.35045	$778,470	0.34%	0.55%	to	3.25%	-6.67%	to	-1.12%

	AST Goldman Sachs Multi-Asset Portfolio
December 31, 2015	156,015	$10.54112	to	$14.63787	$1,842,734	0.00%	0.55%	to	3.25%	-4.13%	to	-1.45%
December 31, 2014	168,112	$10.79436	to	$15.06034	$2,047,500	0.00%	0.55%	to	3.25%	0.66%	to	3.47%
December 31, 2013	160,349	$10.52772	to	$14.75766	$1,929,095	0.00%	0.55%	to	3.25%	6.25%	to	9.22%
December 31, 2012	142,917	$10.28303	to	$13.69989	$1,608,379	0.57%	0.55%	to	3.25%	6.54%	to	9.52%
December 31, 2011	93,246	$9.41906	to	$12.68275	$967,246	0.48%	0.55%	to	3.25%	-5.72%	to	-1.05%

	AST FI Pyramis® Asset Allocation Portfolio
December 31, 2015	—	$11.85274	to	$17.14511	$—	0.00%	0.55%	to	3.25%	-1.53%	to	0.64%
December 31, 2014	179,691	$11.86300	to	$17.22400	$2,479,574	0.00%	0.55%	to	3.25%	2.28%	to	5.14%
December 31, 2013	157,737	$11.38633	to	$16.60998	$2,122,569	0.00%	0.55%	to	3.25%	15.35%	to	18.57%
December 31, 2012	113,955	$10.22856	to	$14.20334	$1,323,739	0.49%	0.55%	to	3.25%	9.94%	to	13.01%
December 31, 2011	58,251	$9.24016	to	$12.74316	$603,154	0.22%	0.55%	to	3.25%	-5.64%	to	-3.01%

	ProFund VP Consumer Services
December 31, 2015	25	$20.14569	to	$23.37776	$555	0.00%	0.55%	to	2.30%	2.34%	to	4.11%
December 31, 2014	19	$19.68593	to	$22.45403	$393	0.00%	0.55%	to	2.30%	9.93%	to	11.84%
December 31, 2013	27	$17.90731	to	$20.07642	$518	0.21%	0.55%	to	2.30%	36.73%	to	39.10%
December 31, 2012	13	$13.27826	to	$14.43316	$177	0.00%	0.55%	to	2.00%	19.70%	to	21.43%
December 31, 2011	10	$11.09282	to	$11.88626	$123	0.00%	0.55%	to	2.00%	3.43%	to	4.92%

A 108

Note 7:	Financial Highlights (Continued)

	At the year ended					For the year ended
	Units (000s)	Unit Value Lowest — Highest			Net Assets (000s)	Investment Income Ratio*	Expense Ratio** Lowest — Highest			Total Return*** Lowest — Highest
	ProFund VP Consumer Goods Portfolio
December 31, 2015	24	$16.25439	to	$18.92880	$439	0.75%	0.55%	to	2.30%	1.82%	to	3.59%
December 31, 2014	21	$15.96364	to	$18.27284	$366	0.52%	0.55%	to	2.30%	7.75%	to	9.62%
December 31, 2013	25	$14.81554	to	$16.66911	$404	0.65%	0.55%	to	2.30%	25.57%	to	27.75%
December 31, 2012	34	$11.79908	to	$13.04871	$424	0.80%	0.55%	to	2.30%	8.36%	to	10.25%
December 31, 2011	32	$10.88855	to	$11.83570	$358	0.90%	0.55%	to	2.30%	4.55%	to	6.36%

	ProFund VP Financials
December 31, 2015	70	$9.01902	to	$15.80683	$716	0.35%	0.55%	to	2.30%	-3.71%	to	-2.04%
December 31, 2014	86	$9.36637	to	$16.13532	$917	0.20%	0.55%	to	2.30%	10.38%	to	12.30%
December 31, 2013	95	$8.48563	to	$14.36857	$863	0.43%	0.55%	to	2.30%	29.11%	to	31.35%
December 31, 2012	115	$6.57243	to	$10.93910	$895	0.12%	0.55%	to	2.30%	21.92%	to	24.04%
December 31, 2011	78	$5.39074	to	$8.81882	$429	0.00%	0.55%	to	2.30%	-15.77%	to	-14.31%

	ProFund VP Health Care
December 31, 2015	105	$20.43335	to	$22.70228	$2,300	0.00%	0.55%	to	2.30%	2.66%	to	4.45%
December 31, 2014	104	$19.90350	to	$21.73588	$2,194	0.08%	0.55%	to	2.30%	20.92%	to	23.02%
December 31, 2013	104	$16.46022	to	$17.66879	$1,795	0.29%	0.55%	to	2.30%	36.62%	to	38.99%
December 31, 2012	98	$12.04846	to	$12.71236	$1,228	0.38%	0.55%	to	2.30%	14.76%	to	16.76%
December 31, 2011	64	$10.49885	to	$10.88771	$693	0.29%	0.55%	to	2.30%	7.64%	to	9.51%

	ProFund VP Industrials
December 31, 2015	19	$12.69577	to	$17.93702	$274	0.10%	0.55%	to	2.35%	-5.64%	to	-3.95%
December 31, 2014	25	$13.45439	to	$18.67500	$376	0.28%	0.55%	to	2.35%	3.15%	to	5.00%
December 31, 2013	29	$13.04318	to	$17.78615	$422	0.53%	0.55%	to	2.35%	35.02%	to	37.43%
December 31, 2012	25	$9.66036	to	$12.94217	$269	0.28%	0.55%	to	2.35%	13.13%	to	15.16%
December 31, 2011	19	$8.53881	to	$11.23828	$171	0.35%	0.55%	to	2.35%	-4.04%	to	-2.32%

	ProFund VP Mid-Cap Growth
December 31, 2015	37	$14.52475	to	$17.84091	$575	0.00%	0.55%	to	2.30%	-1.97%	to	-0.27%
December 31, 2014	34	$14.81688	to	$17.88891	$542	0.00%	0.55%	to	2.30%	3.51%	to	5.31%
December 31, 2013	42	$14.31437	to	$16.98714	$628	0.00%	0.55%	to	2.30%	27.59%	to	29.81%
December 31, 2012	32	$11.21885	to	$13.08646	$373	0.00%	0.55%	to	2.30%	12.78%	to	14.75%
December 31, 2011	32	$9.94731	to	$11.40463	$326	0.00%	0.55%	to	2.30%	-5.07%	to	-3.43%

	ProFund VP Mid-Cap Value
December 31, 2015	25	$12.95243	to	$16.27269	$344	0.13%	0.55%	to	2.30%	-10.29%	to	-8.73%
December 31, 2014	32	$14.43790	to	$17.82890	$505	0.19%	0.55%	to	2.30%	7.71%	to	9.58%
December 31, 2013	51	$13.40458	to	$16.27030	$759	0.34%	0.55%	to	2.30%	29.19%	to	31.43%
December 31, 2012	56	$10.37597	to	$12.37923	$645	0.16%	0.55%	to	2.30%	13.94%	to	15.92%
December 31, 2011	66	$9.10660	to	$10.67879	$665	0.15%	0.55%	to	2.30%	-6.08%	to	-4.45%

	ProFund VP Real Estate
December 31, 2015	40	$11.51586	to	$17.45217	$532	0.62%	0.55%	to	2.30%	-1.93%	to	-0.23%
December 31, 2014	51	$11.74265	to	$17.49199	$693	1.62%	0.55%	to	2.30%	22.21%	to	24.33%
December 31, 2013	44	$9.60879	to	$14.06912	$446	1.29%	0.55%	to	2.30%	-2.16%	to	-0.46%
December 31, 2012	48	$9.82085	to	$14.13382	$496	2.52%	0.55%	to	2.30%	14.53%	to	16.53%
December 31, 2011	43	$8.57465	to	$12.12925	$386	0.00%	0.55%	to	2.30%	2.40%	to	4.17%

	ProFund VP Small-Cap Growth
December 31, 2015	33	$15.17114	to	$21.92754	$574	0.00%	0.55%	to	2.90%	-1.68%	to	0.62%
December 31, 2014	43	$15.34027	to	$22.30194	$757	0.00%	0.55%	to	2.90%	-0.71%	to	1.61%
December 31, 2013	68	$15.35942	to	$22.46084	$1,183	0.00%	0.55%	to	2.90%	36.47%	to	39.65%
December 31, 2012	34	$11.18920	to	$16.45836	$411	0.00%	0.55%	to	2.90%	9.31%	to	11.86%
December 31, 2011	37	$10.17680	to	$15.05725	$403	0.00%	0.55%	to	2.90%	-1.57%	to	0.72%

	ProFund VP Small-Cap Value
December 31, 2015	14	$13.64566	to	$16.12404	$209	0.00%	0.55%	to	2.00%	-10.08%	to	-8.78%
December 31, 2014	16	$15.17487	to	$17.67642	$262	0.00%	0.55%	to	2.00%	3.74%	to	5.23%
December 31, 2013	28	$14.62787	to	$16.79752	$448	0.21%	0.55%	to	2.00%	34.98%	to	36.92%
December 31, 2012	27	$10.68964	to	$12.26837	$314	0.00%	0.55%	to	2.30%	13.54%	to	15.52%
December 31, 2011	39	$9.41484	to	$10.62040	$404	0.00%	0.55%	to	2.30%	-6.26%	to	-4.63%

A 109

Note 7:	Financial Highlights (Continued)

	At the year ended					For the year ended
	Units (000s)	Unit Value Lowest — Highest			Net Assets (000s)	Investment Income Ratio*	Expense Ratio** Lowest — Highest			Total Return*** Lowest — Highest
	ProFund VP Telecommunications
December 31, 2015	8	$10.36988	to	$16.20279	$102	1.72%	0.55%	to	2.35%	-0.81%	to	0.96%
December 31, 2014	9	$10.45451	to	$16.04832	$97	4.10%	0.55%	to	2.35%	-1.74%	to	0.01%
December 31, 2013	14	$10.64000	to	$16.04617	$161	2.27%	0.55%	to	2.35%	9.50%	to	11.45%
December 31, 2012	18	$9.71718	to	$14.39725	$213	3.22%	0.55%	to	2.35%	13.84%	to	15.88%
December 31, 2011	15	$8.53611	to	$12.42479	$133	3.63%	0.55%	to	2.35%	-0.47%	to	1.31%

	ProFund VP Utilities
December 31, 2015	45	$11.29562	to	$16.60493	$643	2.00%	0.55%	to	2.30%	-8.51%	to	-6.92%
December 31, 2014	55	$12.34589	to	$17.83892	$821	1.72%	0.55%	to	2.30%	23.05%	to	25.19%
December 31, 2013	49	$10.03284	to	$14.24930	$560	2.54%	0.55%	to	2.30%	10.77%	to	12.69%
December 31, 2012	63	$9.05776	to	$12.64461	$651	2.12%	0.55%	to	2.30%	-2.12%	to	-0.41%
December 31, 2011	55	$9.25352	to	$12.69674	$589	1.69%	0.55%	to	2.30%	14.87%	to	16.86%

	ProFund VP Large-Cap Growth
December 31, 2015	67	$14.90752	to	$19.10939	$1,109	0.00%	0.55%	to	2.30%	1.42%	to	3.19%
December 31, 2014	115	$14.69828	to	$18.51933	$1,832	0.11%	0.55%	to	2.30%	10.39%	to	12.31%
December 31, 2013	84	$13.31507	to	$16.49009	$1,188	0.33%	0.55%	to	2.30%	27.73%	to	29.95%
December 31, 2012	70	$10.42444	to	$12.68990	$767	0.08%	0.55%	to	2.30%	10.18%	to	12.10%
December 31, 2011	69	$9.46136	to	$11.32042	$691	0.00%	0.55%	to	2.30%	0.82%	to	2.56%

	ProFund VP Large-Cap Value
December 31, 2015	85	$10.94123	to	$16.31041	$1,057	1.00%	0.55%	to	2.60%	-7.15%	to	-5.26%
December 31, 2014	119	$11.78374	to	$17.21581	$1,542	0.66%	0.55%	to	2.60%	7.67%	to	9.87%
December 31, 2013	105	$11.12739	to	$15.66968	$1,312	0.94%	0.55%	to	2.30%	26.97%	to	29.18%
December 31, 2012	92	$8.76356	to	$12.13040	$878	0.86%	0.55%	to	2.30%	12.82%	to	14.79%
December 31, 2011	97	$7.76766	to	$10.56792	$851	0.69%	0.55%	to	2.30%	-3.49%	to	-1.82%

	AST Boston Partners Large-Cap Value Portfolio
December 31, 2015	5,423	$9.46149	to	$16.29712	$77,722	0.00%	0.55%	to	3.25%	-7.86%	to	4.05%
December 31, 2014	6,072	$13.25293	to	$17.27505	$93,046	0.00%	0.55%	to	3.25%	6.68%	to	9.66%
December 31, 2013	5,993	$12.19594	to	$15.81555	$84,817	0.00%	0.55%	to	3.25%	24.20%	to	30.71%
December 31, 2012	5,590	$9.54913	to	$12.14782	$61,346	0.45%	0.55%	to	3.25%	9.55%	to	12.61%
December 31, 2011	3,425	$8.50545	to	$10.83000	$33,837	0.33%	0.55%	to	3.25%	-14.75%	to	-6.39%

	AST Jennison Large-Cap Growth Portfolio
December 31, 2015	9,404	$10.67760	to	$20.77175	$176,173	0.00%	0.55%	to	3.25%	7.04%	to	11.41%
December 31, 2014	7,911	$11.27625	to	$18.95352	$136,715	0.00%	0.55%	to	3.25%	5.95%	to	13.75%
December 31, 2013	7,114	$13.00723	to	$17.47295	$114,261	0.00%	0.55%	to	3.25%	32.06%	to	35.74%
December 31, 2012	6,499	$10.54999	to	$12.92284	$78,351	0.00%	0.55%	to	3.25%	11.44%	to	14.55%
December 31, 2011	3,024	$9.23751	to	$11.32571	$32,384	0.00%	0.55%	to	3.25%	-7.55%	to	0.11%

	AST Bond Portfolio 2020
December 31, 2015	2,184	$11.23155	to	$12.87816	$26,514	0.00%	1.15%	to	3.25%	-1.77%	to	0.36%
December 31, 2014	2,159	$11.26177	to	$12.83200	$26,327	0.00%	1.15%	to	3.25%	2.71%	to	4.94%
December 31, 2013	2,613	$10.48701	to	$12.22814	$30,751	0.00%	1.15%	to	3.25%	-9.55%	to	-7.59%
December 31, 2012	48	$11.48725	to	$12.95314	$589	2.69%	1.30%	to	3.25%	2.86%	to	4.95%
December 31, 2011	314	$11.06416	to	$12.41953	$3,603	1.15%	1.30%	to	2.95%	15.28%	to	17.15%

	AST Bond Portfolio 2017
December 31, 2015	6,710	$10.34648	to	$11.21325	$73,908	0.00%	1.90%	to	3.25%	-3.09%	to	-1.74%
December 31, 2014	6,505	$10.67630	to	$11.41153	$73,050	0.00%	1.90%	to	3.25%	-1.87%	to	-0.50%
December 31, 2013	8,655	$10.87944	to	$11.80555	$98,018	0.00%	1.15%	to	3.25%	-5.24%	to	-3.18%
December 31, 2012	13,596	$11.48120	to	$12.19387	$160,818	0.52%	1.15%	to	3.25%	1.70%	to	3.91%
December 31, 2011	15,087	$11.28966	to	$11.73508	$173,608	0.08%	1.15%	to	3.25%	7.80%	to	10.13%

	AST Bond Portfolio 2021
December 31, 2015	7,667	$11.82229	to	$13.39143	$95,592	0.00%	1.15%	to	3.25%	-1.52%	to	0.61%
December 31, 2014	8,022	$12.00532	to	$13.35471	$100,683	0.00%	1.15%	to	3.25%	4.18%	to	6.44%
December 31, 2013	6,858	$11.52353	to	$12.71942	$81,707	0.00%	1.15%	to	3.25%	-10.02%	to	-8.07%
December 31, 2012	14.512	$12.80734	to	$13.85470	$191,262	0.78%	1.15%	to	3.25%	3.32%	to	5.57%
December 31, 2011	18,356	$12.39610	to	$13.14210	$232,734	0.06%	1.15%	to	3.25%	16.40%	to	18.92%

A 110

Note 7:	Financial Highlights (Continued)

	At the year ended					For the year ended
	Units (000s)	Unit Value Lowest — Highest			Net Assets (000s)	Investment Income Ratio*	Expense Ratio** Lowest — Highest			Total Return*** Lowest — Highest
	Wells Fargo VT International Equity Portfolio (Class 1)
December 31, 2015	20	$14.99408	to	$15.81779	$307	4.18%	1.40%	to	1.85%	0.44%	to	0.88%
December 31, 2014	30	$14.92875	to	$15.67932	$454	2.99%	1.40%	to	1.85%	-7.02%	to	-6.61%
December 31, 2013	37	$16.05615	to	$16.78881	$597	2.36%	1.40%	to	1.85%	17.76%	to	18.28%
December 31, 2012	44	$13.63464	to	$14.19378	$603	1.60%	1.40%	to	1.85%	11.61%	to	12.11%
December 31, 2011	52	$12.21604	to	$12.66075	$649	0.64%	1.40%	to	1.85%	-14.37%	to	-13.99%

	Wells Fargo VT Omega Growth Portfolio (Class 1)
December 31, 2015	274	$2.20583	to	$3.18208	$840	0.00%	1.40%	to	1.85%	-0.22%	to	0.22%
December 31, 2014	334	$2.20106	to	$3.17517	$1,027	0.00%	1.40%	to	1.85%	2.19%	to	2.65%
December 31, 2013	473	$2.14418	to	$3.09314	$1,417	0.39%	1.40%	to	1.85%	37.67%	to	38.29%
December 31, 2012	502	$1.55055	to	$2.23677	$1,091	0.00%	1.40%	to	1.85%	18.56%	to	19.09%
December 31, 2011	683	$1.30203	to	$1.87829	$1,249	0.00%	1.40%	to	1.85%	-7.08%	to	-6.66%

	Wells Fargo VT Small Cap Growth Portfolio (Class 1)
December 31, 2015	23	$16.64510	to	$17.05290	$394	0.00%	1.40%	to	1.85%	-4.40%	to	-3.98%
December 31, 2014	25	$17.41188	to	$17.75964	$445	0.00%	1.40%	to	1.85%	-3.46%	to	-3.03%
December 31, 2013	33	$18.03604	to	$18.31500	$602	0.00%	1.40%	to	1.85%	47.82%	to	48.48%
December 31, 2012	41	$12.20120	to	$12.33511	$501	0.00%	1.40%	to	1.85%	6.14%	to	6.62%
December 31, 2011	47	$11.49507	to	$11.56958	$545	0.00%	1.40%	to	1.85%	-6.08%	to	-5.66%

	Wells Fargo VT Small Cap Value Portfolio (Class 1)
December 31, 2015	65	$12.33980	to	$12.64181	$806	0.57%	1.40%	to	1.85%	-11.97%	to	-11.58%
December 31, 2014	71	$14.01834	to	$14.29794	$997	0.62%	1.40%	to	1.85%	2.73%	to	3.19%
December 31, 2013	86	$13.64565	to	$13.85629	$1,185	0.98%	1.40%	to	1.85%	12.94%	to	13.44%
December 31, 2012	107	$12.08206	to	$12.21442	$1,299	1.09%	1.40%	to	1.85%	12.25%	to	12.75%
December 31, 2011	131	$10.76329	to	$10.83306	$1,409	0.86%	1.40%	to	1.85%	-8.74%	to	-8.34%

	AST Bond Portfolio 2022 (available January 3, 2011)
December 31, 2015	6,111	$11.17048	to	$12.43617	$71,799	0.00%	1.15%	to	3.25%	-1.22%	to	0.92%
December 31, 2014	4,101	$11.30860	to	$12.32246	$48,234	0.00%	1.15%	to	3.25%	6.78%	to	9.10%
December 31, 2013	5,950	$10.59034	to	$11.29472	$64,899	0.00%	1.15%	to	3.25%	-12.68%	to	-10.78%
December 31, 2012	10,633	$12.12814	to	$12.65985	$131,877	0.03%	1.15%	to	3.25%	2.40%	to	4.63%
December 31, 2011	7,051	$11.84372	to	$12.09978	$84,496	0.00%	1.15%	to	3.25%	18.44%	to	21.00%

	AST Quantitative Modeling Portfolio (available May 2, 2011)
December 31, 2015	60,584	$10.11339	to	$12.95739	$738,462	0.00%	0.55%	to	2.65%	-2.44%	to	4.38%
December 31, 2014	43,953	$10.54716	to	$13.00950	$545,769	0.00%	0.55%	to	2.65%	3.75%	to	5.92%
December 31, 2013	30,084	$11.59795	to	$12.28290	$358,117	0.00%	0.55%	to	2.25%	17.54%	to	21.72%
December 31, 2012	19,469	$9.82808	to	$10.09074	$192,842	0.04%	0.55%	to	2.15%	10.77%	to	12.54%
December 31, 2011	9,116	$8.87815	to	$8.96673	$81,124	0.00%	0.55%	to	2.05%	-11.20%	to	-10.33%

	AST BlackRock Global Strategies Portfolio (available April 29, 2011)
December 31, 2015	163,922	$10.02536	to	$11.40201	$1,772,067	0.00%	0.55%	to	3.25%	-6.15%	to	-3.53%
December 31, 2014	163,477	$10.68270	to	$11.81961	$1,852,566	0.00%	0.55%	to	3.25%	1.49%	to	4.32%
December 31, 2013	159,964	$10.52625	to	$11.33041	$1,757,753	0.00%	0.55%	to	3.25%	7.25%	to	10.24%
December 31, 2012	137,665	$9.81460	to	$10.27765	$1,388,059	0.47%	0.55%	to	3.25%	8.25%	to	11.28%
December 31, 2011	89,096	$9.06646	to	$9.23573	$816,029	0.00%	0.55%	to	3.25%	-9.31%	to	-7.64%

	Wells Fargo VT Opportunity Fund (Class 1) (available August 26, 2011)
December 31, 2015	89	$16.21986	to	$16.53517	$1,446	0.40%	1.40%	to	1.85%	-4.61%	to	-4.19%
December 31, 2014	93	$17.00412	to	$17.25814	$1,586	0.29%	1.40%	to	1.85%	8.69%	to	9.17%
December 31, 2013	107	$15.64456	to	$15.80815	$1,674	0.45%	1.40%	to	1.85%	28.61%	to	29.18%
December 31, 2012	123	$12.16401	to	$12.23691	$1,502	0.58%	1.40%	to	1.85%	13.69%	to	14.20%
December 31, 2011	125	$10.69886	to	$10.71531	$1,341	0.00%	1.40%	to	1.85%	4.66%	to	4.81%

	AST Prudential Core Bond Portfolio (available October 31, 2011)
December 31, 2015	20,330	$9.73794	to	$10.92367	$214,505	0.00%	0.55%	to	3.25%	-3.51%	to	-0.82%
December 31, 2014	18,102	$10.09214	to	$11.01361	$194,171	0.00%	0.55%	to	3.25%	2.62%	to	5.48%
December 31, 2013	14,767	$9.68326	to	$10.44169	$151,663	0.00%	0.55%	to	2.85%	-5.10%	to	-2.85%
December 31, 2012	12,451	$10.46916	to	$10.74805	$132,486	0.17%	0.55%	to	2.75%	4.16%	to	6.52%
December 31, 2011	1,096	$10.05117	to	$10.08473	$11,039	0.00%	0.85%	to	2.75%	0.33%	to	0.65%

A 111

Note 7:	Financial Highlights (Continued)

	At the year ended					For the year ended
	Units (000s)	Unit Value Lowest — Highest			Net Assets (000s)	Investment Income Ratio*	Expense Ratio** Lowest — Highest			Total Return*** Lowest — Highest
	AST Neuberger Berman Core Bond Portfolio (available October 31, 2011) (expired October 16, 2015)
December 31, 2015	—	$9.59259	to	$10.69949	$—	0.00%	0.55%	to	3.25%	-1.56%	to	0.61%
December 31, 2014	5,454	$9.74430	to	$10.63422	$55,955	0.00%	0.55%	to	3.25%	1.73%	to	4.57%
December 31, 2013	3,859	$9.57823	to	$10.16927	$38,272	0.00%	0.55%	to	3.25%	-5.99%	to	-3.37%
December 31, 2012	3,617	$10.25066	to	$10.52360	$37,538	0.23%	0.55%	to	2.75%	1.98%	to	4.30%
December 31, 2011	428	$10.05125	to	$10.08481	$4,306	0.00%	0.85%	to	2.75%	0.24%	to	0.55%

	AST Bond Portfolio 2023 (available January 3, 2012)
December 31, 2015	854	$9.63768	to	$10.44565	$8,653	0.00%	1.30%	to	3.25%	-0.63%	to	1.39%
December 31, 2014	9,386	$9.69880	to	$10.30246	$94,025	0.00%	1.30%	to	3.25%	8.96%	to	11.17%
December 31, 2013	21,962	$8.90118	to	$9.29219	$199,986	0.00%	1.15%	to	3.25%	-13.12%	to	-11.23%
December 31, 2012	3,101	$10.24517	to	$10.45376	$32,173	0.00%	1.30%	to	3.25%	2.45%	to	4.54%
December 31, 2011

	AST Franklin Templeton Founding Funds Allocation Portfolio (available April 30, 2012) (expired October 16, 2015)
December 31, 2015	—	$11.44832	to	$13.29677	$—	0.00%	0.55%	to	3.25%	-5.42%	to	-3.33%
December 31, 2014	237,596	$11.92878	to	$13.75528	$3,173,776	0.00%	0.55%	to	3.25%	-0.18%	to	2.61%
December 31, 2013	250,383	$11.73153	to	$13.40539	$3,294,490	0.00%	0.55%	to	3.25%	19.00%	to	23.79%
December 31, 2012	226,667	$10.62945	to	$10.82950	$2,436,575	0.00%	0.55%	to	3.25%	6.32%	to	8.30%

	AST New Discovery Asset Allocation Portfolio (available April 30, 2012)
December 31, 2015	42,485	$11.40064	to	$12.63270	$507,613	0.00%	0.55%	to	3.25%	-4.45%	to	-1.78%
December 31, 2014	39,864	$11.71380	to	$12.86226	$491,762	0.00%	0.55%	to	3.25%	1.72%	to	4.56%
December 31, 2013	31,973	$11.30516	to	$12.30125	$383,555	0.00%	0.55%	to	3.15%	14.35%	to	18.26%
December 31, 2012	18,256	$10.21676	to	$10.40185	$188,504	0.92%	0.55%	to	3.15%	2.19%	to	4.02%

	AST Western Asset Emerging Markets Debt Portfolio (available August 20, 2012)
December 31, 2015	350	$8.65469	to	$9.95247	$3,176	0.00%	0.55%	to	1.95%	-4.97%	to	0.60%
December 31, 2014	263	$9.10774	to	$9.70400	$2,477	0.00%	0.55%	to	1.95%	-2.95%	to	0.80%
December 31, 2013	150	$9.16475	to	$9.52764	$1,404	0.00%	0.55%	to	1.95%	-9.83%	to	-8.03%
December 31, 2012	40	$10.38171	to	$10.42862	$414	0.00%	0.55%	to	1.75%	3.83%	to	4.29%

	AST MFS Large-Cap Value Portfolio (available August 20, 2012)
December 31, 2015	3,551	$10.18463	to	$14.82181	$50,150	0.00%	0.55%	to	2.65%	-3.35%	to	6.06%
December 31, 2014	2,236	$10.95451	to	$15.01238	$32,565	0.00%	0.55%	to	2.70%	7.24%	to	9.61%
December 31, 2013	1,183	$12.28936	to	$13.69602	$15,936	0.00%	0.55%	to	2.70%	25.05%	to	33.76%
December 31, 2012	103	$10.15815	to	$10.23902	$1,049	0.00%	0.55%	to	2.65%	1.60%	to	2.39%

	AST Bond Portfolio 2024 (available January 2, 2013)
December 31, 2015	368	$9.50916	to	$10.14192	$3,632	0.00%	1.15%	to	3.25%	-0.50%	to	1.66%
December 31, 2014	5,710	$9.55706	to	$9.97651	$55.945	0.00%	1.15%	to	3.25%	10.87%	to	13.27%
December 31, 2013	7,249	$8.62024	to	$8.80746	$63,244	0.00%	1.15%	to	3.25%	-13.80%	to	11.93%

	AST AQR Emerging Markets Equity Portfolio (available February 25, 2013)
December 31, 2015	454	$7.92164	to	$9.87917	$3,695	0.00%	0.55%	to	1.95%	-17.17%	to	2.68%
December 31, 2014	209	$9.56412	to	$9.85401	$2,023	0.00%	0.55%	to	1.95%	-5.02%	to	-2.14%
December 31, 2013	117	$10.06910	to	$10.19183	$1,184	0.00%	0.55%	to	1.95%	0.71%	to	1.92%

	AST ClearBridge Dividend Growth Portfolio (available February 25, 2013)
December 31, 2015	4,530	$10.36052	to	$12.75751	$55,947	0.00%	0.55%	to	2.85%	-6.32%	to	7.54%
December 31, 2014	4,132	$11.05572	to	$13.30316	$53,805	0.00%	0.55%	to	2.85%	9.84%	to	12.98%
December 31, 2013	1,526	$11.56161	to	$11.77434	$17,800	0.00%	0.55%	to	2.65%	15.64%	to	17.75%

	AST QMA Emerging Markets Equity Portfolio (available February 25, 2013)
December 31, 2015	387	$7.46775	to	$9.72726	$2,999	0.00%	0.55%	to	1.95%	-18.47%	to	1.94%
December 31, 2014	175	$9.15902	to	$9.85996	$1,639	0.00%	0.55%	to	1.95%	-4.37%	to	-2.01%
December 31, 2013	48	$9.58150	to	$9.69426	$467	0.00%	0.55%	to	1.90%	-4.17%	to	-3.05%

A 112

Note 7:	Financial Highlights (Continued)

	At the year ended					For the year ended
	Units (000s)	Unit Value Lowest — Highest			Net Assets (000s)	Investment Income Ratio*	Expense Ratio** Lowest — Highest			Total Return*** Lowest — Highest
	AST Multi-Sector Fixed Income Portfolio (available February 25, 2013)
December 31, 2015	412,305	$9.86464	to	$10.09622	$4,067,264	0.00%	1.10%	to	1.90%	-4.91%	to	-4.14%
December 31, 2014	233,397	$10.37423	to	$10.53178	$2,421,326	0.00%	1.10%	to	1.90%	9.06%	to	9.95%
December 31, 2013	73,129	$9.51265	to	$9.57903	$695,654	0.00%	1.10%	to	1.90%	-4.86%	to	-4.20%

	AST BlackRock iShares ETF Portfolio (available April 29, 2013)
December 31, 2015	23,213	$10.09470	to	$10.86804	$245,656	0.00%	0.55%	to	3.25%	-2.99%	to	-0.28%
December 31, 2014	17,481	$10.47787	to	$10.89838	$187,270	0.00%	0.55%	to	3.15%	0.32%	to	3.01%
December 31, 2013	8,247	$10.39072	to	$10.58015	$86,639	0.00%	0.55%	to	3.15%	3.93%	to	5.81%

	AST Franklin Templeton Founding Funds Plus Portfolio (available April 29, 2013) (expired October 16, 2015)
December 31, 2015	—	$10.00005	to	$10.70465	$—	0.00%	0.55%	to	3.25%	-5.78%	to	-3.70%
December 31, 2014	65,537	$10.61344	to	$11.11626	$716,686	0.00%	0.55%	to	3.25%	-0.77%	to	1.99%
December 31, 2013	32,310	$10.72647	to	$10.89883	$349,718	0.00%	0.55%	to	2.85%	7.29%	to	8.99%

	AST Defensive Asset Allocation Portfolio (available April 29, 2013)
December 31, 2015	29,033	$9.41736	to	$10.13903	$286,280	0.00%	0.55%	to	3.25%	-3.34%	to	-0.65%
December 31, 2014	17,739	$9.84515	to	$10.20498	$177,916	0.00%	0.55%	to	3.25%	1.69%	to	4.53%
December 31, 2013	8,260	$9.58831	to	$9.76317	$80,066	0.00%	0.55%	to	3.15%	-4.09%	to	-2.36%

	AST AQR Large-Cap Portfolio (available April 29, 2013)
December 31, 2015	521	$10.31617	to	$13.35121	$6,684	0.00%	0.55%	to	2.35%	-0.61%	to	7.26%
December 31, 2014	199	$11.15982	to	$13.19717	$2,527	0.00%	0.55%	to	2.00%	10.95%	to	12.55%
December 31, 2013	66	$11.61220	to	$11.72588	$766	0.00%	0.55%	to	2.00%	16.14%	to	17.26%

	AST QMA Large-Cap Portfolio (available April 29, 2013)
December 31, 2015	446	$10.43704	to	$13.61715	$5,751	0.00%	0.55%	to	2.35%	-0.79%	to	8.62%
December 31, 2014	197	$11.16782	to	$13.48446	$2,453	0.00%	0.55%	to	2.05%	11.23%	to	14.61%
December 31, 2013	12	$11.64780	to	$11.76574	$136	0.00%	0.55%	to	2.05%	16.50%	to	17.66%

	AST Bond Portfolio 2025 (available January 2, 2014)
December 31, 2015	18,386	$10.98948	to	$11.47154	$206,638	0.00%	1.15%	to	3.25%	-1.32%	to	0.82%
December 31, 2014	2,681	$11.13605	to	$11.37768	$30,230	0.00%	1.15%	to	3.25%	11.36%	to	13.78%

	AST T. Rowe Price Growth Opportunities Portfolio (available February 10, 2014)
December 31, 2015	50,131	$10.43320	to	$10.71721	$527,806	0.00%	0.55%	to	1.95%	-0.48%	to	0.94%
December 31, 2014	27,151	$10.48352	to	$10.61730	$285,797	0.00%	0.55%	to	1.95%	4.85%	to	6.18%

	AST Goldman Sachs Global Growth Allocation Portfolio (available April 28, 2014)
December 31, 2015	1,563	$10.04789	to	$10.12253	$15,774	0.00%	0.55%	to	0.86%	-1.79%	to	4.89%
December 31, 2014	366	$10.23141	to	$10.25115	$3,753	0.00%	0.55%	to	0.83%	2.32%	to	2.52%

	AST T. Rowe Price Diversified Real Growth Portfolio (available April 28, 2014)
December 31, 2015	2,275	$10.06579	to	$10.28399	$23,321	0.00%	0.55%	to	0.86%	-1.02%	to	3.84%
December 31, 2014	784	$10.34076	to	$10.36085	$8,118	0.00%	0.55%	to	0.83%	3.41%	to	3.61%

	AST Prudential Flexible Multi-Strategy Portfolio (available April 28, 2014)
December 31, 2015	3,374	$9.95940	to	$10.49212	$35,131	0.00%	0.55%	to	0.86%	-0.83%	to	1.37%
December 31, 2014	484	$10.52974	to	$10.55012	$5,103	0.00%	0.55%	to	0.83%	5.30%	to	5.51%

	AST BlackRock Multi-Asset Income Portfolio (available April 28, 2014)
December 31, 2015	2,048	$9.46604	to	$9.87073	$19,535	0.00%	0.55%	to	0.86%	-4.89%	to	0.26%
December 31, 2014	756	$9.95303	to	$9.97233	$7,530	0.00%	0.55%	to	0.83%	-0.46%	to	-0.27%

	AST Franklin Templeton K2 Global Absolute Return Portfolio (available April 28, 2014)
December 31, 2015	1,127	$9.26287	to	$9.95233	$10,494	0.00%	0.55%	to	0.86%	-4.06%	to	0.93%
December 31, 2014	180	$9.68459	to	$9.69330	$1,746	0.00%	0.55%	to	0.68%	-3.15%	to	-3.06%

A 113

Note 7:	Financial Highlights (Continued)

	At the year ended					For the year ended
	Units (000s)	Unit Value Lowest — Highest			Net Assets (000s)	Investment Income Ratio*	Expense Ratio** Lowest — Highest			Total Return*** Lowest — Highest
	AST Managed Equity Portfolio (available April 28, 2014)
December 31, 2015	1,017	$10.03787	to	$10.08586	$10,254	0.00%	0.55%	to	0.86%	-2.12%	to	4.46%
December 31, 2014	251	$10.28185	to	$10.29105	$2,586	0.00%	0.55%	to	0.68%	2.82%	to	2.92%

	AST Managed Fixed Income Portfolio (available April 28, 2014)
December 31, 2015	1,574	$9.77179	to	$9.84441	$15,432	0.00%	0.55%	to	0.86%	-2.41%	to	-1.06%
December 31, 2014	434	$10.01270	to	$10.03217	$4,356	0.00%	0.55%	to	0.83%	0.13%	to	0.33%

	AST FQ Absolute Return Currency Portfolio (available April 28, 2014)
December 31, 2015	71	$9.08497	to	$10.07218	$642	0.00%	0.55%	to	0.86%	-6.38%	to	-3.21%
December 31, 2014	33	$9.70452	to	$9.71324	$318	0.00%	0.55%	to	0.68%	-2.95%	to	-2.86%

	AST Jennison Global Infrastructure Portfolio (available April 28, 2014)
December 31, 2015	213	$9.26283	to	$9.32650	$1,976	0.00%	0.55%	to	0.86%	-10.95%	to	-3.15%
December 31, 2014	90	$10.40129	to	$10.41061	$934	0.00%	0.55%	to	0.68%	4.02%	to	4.11%

	AST Goldman Sachs Strategic Income Portfolio (available April 28, 2014)
December 31, 2015	276	$9.44066	to	$9.85997	$2,613	0.00%	0.55%	to	0.86%	-2.92%	to	-0.98%
December 31, 2014	128	$9.72436	to	$9.73320	$1,248	0.00%	0.55%	to	0.68%	-2.75%	to	-2.66%

	AST Legg Mason Diversified Growth Portfolio (available November 24, 2014)
December 31, 2015	7,330	$9.65663	to	$9.80980	$71,146	0.00%	0.55%	to	1.95%	-2.84%	to	-1.45%
December 31, 2014	448	$9.93851	to	$9.95398	$4,452	0.00%	0.55%	to	1.95%	-0.60%	to	-0.46%

	AST Bond Portfolio 2026 (available January 2, 2015)
December 31, 2015	2,626	$9.79107	to	$10.00362	$26,042	0.00%	1.15%	to	3.25%	-2.09%	to	0.04%

	AST AB Global Bond Portfolio (available July 13, 2015)
December 31, 2015	35	$9.92428	to	$10.05358	$354	0.00%	0.55%	to	0.73%	-0.85%	to	0.54%

	AST Goldman Sachs Global Income Portfolio (available July 13, 2015)
December 31, 2015	27	$9.98850	to	$10.11344	$268	0.00%	0.55%	to	0.86%	-0.11%	to	1.14%

	AST Morgan Stanley Multi-Asset Portfolio (available July 13, 2015)
December 31, 2015	28	$9.42930	to	$9.53988	$263	0.00%	0.55%	to	0.86%	-5.70%	to	-4.98%

	AST Wellington Management Global Bond Portfolio (available July 13, 2015)
December 31, 2015	30	$9.95389	to	$10.10343	$302	0.00%	0.55%	to	0.73%	-0.55%	to	1.04%

	AST Neuberger Berman Long/Short Portfolio (available July 13, 2015)
December 31, 2015	59	$9.53894	to	$9.83983	$569	0.00%	0.55%	to	0.86%	-4.61%	to	-0.05%

	AST Wellington Management Real Total Return Portfolio (available July 13, 2015)
December 31, 2015	50	$9.38940	to	$9.73583	$473	0.00%	0.55%	to	0.86%	-6.10%	to	-0.58%

	AST QMA International Core Equity Portfolio (available July 13, 2015)
December 31, 2015	73	$9.30124	to	$9.95406	$687	0.00%	0.55%	to	0.86%	-7.66%	to	3.29%

	AST Managed Alternatives Portfolio (available July 13, 2015)
December 31, 2015	100	$9.64856	to	$9.79147	$968	0.00%	0.55%	to	0.86%	-3.51%	to	-1.88%

	AST Emerging Managers Diversified Portfolio (available July 13, 2015)
December 31, 2015	41	$9.69848	to	$10.01474	$396	0.00%	0.55%	to	0.86%	-3.01%	to	2.05%

	AST Columbia Adaptive Risk Allocation Portfolio (available July 13, 2015)
December 31, 2015	178	$9.60862	to	$9.87115	$1,719	0.00%	0.55%	to	0.73%	-3.91%	to	0.79%

	AST IVY Asset Strategy Portfolio (available July 13, 2015)
December 31, 2015	158	$9.13025	to	$10.03927	$1,453	0.00%	0.55%	to	0.86%	-8.69%	to	3.12%

	Blackrock Global Allocation V.I. Fund (Class 3) (available August 24, 2015)
December 31, 2015	556	$9.95939	to	$9.97066	$5,542	1.76%	0.55%	to	0.86%	1.58%	to	1.70%

A 114

Note 7:	Financial Highlights (Continued)

	At the year ended					For the year ended
	Units (000s)	Unit Value Lowest — Highest			Net Assets (000s)	Investment Income Ratio*	Expense Ratio** Lowest — Highest			Total Return*** Lowest — Highest
	JP Morgan Insurance Trust Income Builder Portfolio (Class 2) (available August 24, 2015)
December 31, 2015	122	$9.97837	to	$9.98970	$1,218	7.20%	0.55%	to	0.86%	1.96%	to	2.07%
________

*
These amounts represent the dividends, excluding distributions of capital gains, received by the subaccount from the underlying Portfolio, net of management fees assessed by the fund manager, divided by the average net assets. These ratios are annualized and exclude those expenses, such as mortality and expense charges, that result in direct reductions in the unit values. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying Portfolios in which the subaccount invests.

**
These amounts represent the annualized Contract expenses of the Account, consisting primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying Portfolios are excluded.

***
These amounts represent the total return for the periods indicated, including changes in the value of the underlying Portfolios, and reflect deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented. Product designs within a subaccount with no activity during the period were excluded from the range of total return for that period. Product designs within a subaccount which were offered after a fiscal year began are included in the range of total return for that period, and their respective total returns may not correspond to the total returns of a product offering with a comparable expense ratio that was presented for the full period. Contract owners may experience different total returns based on their investment options. Investment options with a date notation indicate the effective date of that investment option in the Account. Total returns for periods less than one year are not annualized. The total return is calculated for each of the five years in the period ended December 31, 2015 or from the effective date of the subaccount through the end of the reporting period.

(1)	Amount is less than 0.01%.

Charges and Expenses

The following represents the various charges and expenses of the Account which are paid to Pruco Life.

A.	Mortality Risk and Expense Risk Charges
The mortality risk and expense risk charges are applied daily against the net assets of each subaccount . Mortality risk is the risk that contract owners may live longer than estimated and expense risk is the risk that the cost of issuing and administering the Contracts may exceed related charges by Pruco Life. The daily mortality risk and expense risk charges are assessed through the reduction in unit values.

B.	Administration Charge
The administration charge is applied daily against the net assets of each subaccount. Administration charges include costs associated with issuing the Contracts, establishing and maintaining records, and providing reports to contract owners. This charge is assessed through the reduction in unit values.
The following are the combined mortality risk, expense risk, and administration charges of the respective Contracts.

Asset-Based
Charge Level Description of When Applicable
0.55%    Premier Retirement Advisor - No Optional Benefits
0.55%     Premier Investment Variable Annuity B Series - No Optional Benefits
0.68%     Premier Investment Variable Annuity C Series - No Optional Benefits

A 115

Note 7:	Financial Highlights (Continued)

Asset-Based
Charge Level Description of When Applicable

0.70%	Premier Investment Variable Annuity B Series with Return of Premium Death Benefit (0.73% for Contracts issued on or after 8/24/2015)
0.83%     Premier Investment Variable Annuity C Series with Return of Premium Death Benefit
(0.86% for Contracts issued on or after 8/24/2015)
0.85% Premier Retirement Variable Annuity - No Optional Benefits

0.95%	Premier Bb Series - No Optional Benefits Premier Retirement Advisor - With HAV
1.10%     Prudential Defined Income - No Optional Benefits
1.15%    Premier B Series - No Optional Benefits
Premier Retirement Advisor - With HD GRO II OR GRO Plus II
1.30%    Premier Bb Series - with HD GRO
Premier Retirement B - No Optional Benefits
1.35%     Discovery Choice Basic - No Optional Benefits
Premier Retirement Advisor - With Combo 5% and HAV
1.40%     No Optional Benefits
Discovery Select Variable Annuity Discovery Preferred Variable Annuity Strategic Partners Annuity One
Strategic Partners Annuity One Enhanced - Non Bonus Version Strategic Partners Annuity One Enhanced III - Non Bonus Version Strategic Partners Plus
Strategic Partners Plus Enhanced - Non Bonus Version Strategic Partners Plus Enhanced III - Non Bonus Version Strategic Partners Advisor

1.45%	Premier Bb Series 5% Roll Up and HAV or HDV Premier Retirement B Share - No Optional Benefits
Premier Retirement C - No Optional Benefits, after 9th anniversary (“Cliff” year) Premier Retirement L - No Optional Benefits, after 9th anniversary (“Cliff” year)
1.50%    No Optional Benefits
Strategic Partners Annuity One Enhanced - Bonus Version Strategic Partners Annuity One Enhanced III - Bonus Version Strategic Partners Plus Enhanced - Bonus Version
Strategic Partners Plus Enhanced III - Bonus Version Premier L Series
Premier B Series with HD GRO
1.52%     Strategic Partners Select GMDB with Step Up and Roll Up
1.55%    Premier X Series - No Optional Benefits
Premier Bb Series with LT5 or HD5 Premier Bb Series - with HD GRO
Premier Retirement Advisor - With HAV and HD GRO II OR HAV and GRO Plus II
1.60%     Strategic Partners FlexElite - No Optional Benefits GMDB Annual Step Up or 5% Roll Up
Strategic Partners Annuity One
Strategic Partners Annuity One Enhanced - Non Bonus Version Strategic Partners Plus
Strategic Partners Plus Enhanced - Non Bonus Version
1.65%     No Optional Benefit
Discovery Choice Enhanced
Strategic Partners Enhanced FlexElite GMDB Annual Step Up or 5% Roll Up
Strategic Partners Annuity One Enhanced III - Non Bonus Version Strategic Partners Plus Enhanced III - Non Bonus Version Strategic Partners Advisor with GMDB with Step Up and Roll Up Premier B Series with HDV
Premier B Series with Roll-up & HAV
1.70%     GMDB Annual Step Up or 5% Roll Up
Strategic Partners Annuity One Enhanced - Bonus Version Strategic Partners Plus Enhanced - Bonus Version
GMDB with-Greater of Roll Up and Step Up Strategic Partners Annuity One
Strategic Partners Annuity One Enhanced - Non Bonus Version Strategic Partners Plus Enhanced - Non Bonus Version
GMDB with Step Up and Roll Up Strategic Partners Plus

A 116

Note 7:	Financial Highlights (Continued)

Asset-Based
Charge Level Description of When Applicable

Strategic Partners Plus Enhanced - Non Bonus Version Premier Bb
Series with SLT5
Premier Retirement B - With HAV
Premier Retirement L - No Optional Benefits
1.75%     Premier B Series with LT5 or HD5
GMDB with-Greater of Roll Up or Step Up
Strategic Partners Plus Enhanced III - Non Bonus Version Strategic Partners Annuity One Enhanced III - Non Bonus Version
GMDB Annual Step Up or 5% Roll Up
Strategic Partners Annuity One Enhanced III - Bonus Version Strategic Partners Plus Enhanced III - Bonus Version Premier B Series with HD GRO
Premier Bb Series with GMDB Annual Step Up or 5% Roll Up with HAV Premier Retirement C - No Optional Benefits
1.80%     Strategic Partners FlexElite with GMDB Annual Step Up or 5% Roll Up
Strategic Partners Plus Enhanced - Bonus Version with GMDB with Step Up and Roll Up Strategic Partners Annuity One Enhanced - Bonus Version with GMDB with Greater of Roll Up and Step Up
Premier Bb Series with HD GRO and GMDB Annual Step Up or 5% Roll Up with HAV
1.85%     GMDB with-Greater of Roll Up or Step Up
Strategic Partners Plus Enhanced III - Bonus Version Strategic Partners Annuity One Enhanced III - Bonus Version Premier L Series with HD GRO
Premier Retirement X - No Optional Benefits
1.90%     Premier B Series with SLT5
With HDV
Strategic Partners Plus Enhanced III - Non Bonus Version Strategic Partners Annuity One Enhanced III - Non Bonus Version
Strategic Partners Enhanced FlexElite with GMDB Annual Step Up or 5% Roll Up Strategic Partners FlexElite with GMDB with Greater of Roll Up and Step Up Premier X Series with HD GRO
Premier B Series with GMDB Annual Step Up or 5% Roll Up with HAV Premier Retirement B - With HD GRO II OR GRO Plus II
Premier Retirement L - No Optional Benefits
Prudential Defined Income - With Defined Income Benefit
1.95%     Premier Retirement Advisor - With Combo 5%/HAV and HD GRO II OR Combo 5%/HAV and GRO Plus II
Premier Retirement C Share - No Optional Benefits
2.00%     Strategic Partners Enhanced FlexElite GMDB with-Greater of Roll Up or Step Up With HDV
Strategic Partners Plus Enhanced III - Bonus Version Strategic Partners Annuity One Enhanced III - Bonus Version
With LT5 or HD5
Strategic Partners Annuity One
Strategic Partners Annuity One Enhanced - Non Bonus Version Strategic Partners Annuity One Enhanced III - Non Bonus Version Strategic Partners Plus
Strategic Partners Plus Enhanced - Non Bonus Version Strategic Partners Plus Enhanced III - Non Bonus Version Strategic Partners Advisor
Premier L Series with HDV
Premier L Series with Roll-up & HAV
Premier B Series with HD GRO and GMDB Annual Step Up or 5% Roll Up with HAV
2.05%     Premier X Series with HDV
Premier X Series with Roll-up & HAV Premier Bb Series with LT5
Premier Bb Series with LT5 and HDV
Premier Bb Series with HD GRO and GMDB Annual Step Up or 5% Roll Up with HAV Premier B Series with HD GRO and GMDB Annual Step Up or 5% Roll Up with HAV

2.10%	Strategic Partners Enhanced FlexElite with HDV With LT5 or HD5
Strategic Partners Annuity One Enhanced - Bonus Version Strategic Partners Annuity One Enhanced III - Bonus Version Strategic Partners Plus Enhanced - Bonus Version
Strategic Partners Plus Enhanced III - Bonus Version Premier L Series
Premier L Series with HD GRO
Premier Retirement B - With Combo 5% and HAV Premier Retirement L - With HAV
2.15%    With SLT5
Strategic Partners Annuity One Enhanced III - Non Bonus Version Strategic

A 117

Note 7:	Financial Highlights (Continued)

Asset-Based
Charge Level Description of When Applicable

Partners Plus Enhanced III - Non Bonus Version Premier X Series with LT5 or
HD5
Premier X Series with HD GRO Premier Retirement C - With HAV
2.20%    Strategic Partners FlexElite - No Optional Benefits
With LT5 or HD5 and GMDB Annual Step Up or 5% Roll Up Strategic Partners Annuity One
Strategic Partners Annuity One Enhanced - Non Bonus Version Strategic Partners Plus
Strategic Partners Plus Enhanced - Non Bonus Version
2.25%     Strategic Partners Enhanced FlexElite with LT5 or HD5
With SLT5 Premier L Series
Strategic Partners Annuity One Enhanced III - Bonus Version Strategic Partners Plus Enhanced III - Bonus Version
With LT5 or HD5 and GMDB Annual Step Up or 5% Roll Up Strategic Partners Annuity One Enhanced III - Non Bonus Version Strategic Partners Plus Enhanced III - Non Bonus Version
Strategic Partners Advisor with LT5 or HD5 and GMDB with Step Up and Roll Up Premier B Series with LT5
Premier B Series with LT5 and HDV
Premier B Series with LT5 or HD5 and Roll-up & HAV
Premier B Series with HD GRO and GMDB Annual Step Up or 5% Roll Up Premier Retirement X - With HAV
2.30%    Premier X Series with SLT5
Strategic Partners Plus Enhanced - Non Bonus Version with LT5 or HD5 and GMDB with Step Up and Roll Up
With LT5 or HD5 and GMDB with Step Up and Roll Up Strategic Partners Plus
Strategic Partners Plus Enhanced - Non Bonus Version
With LT5 or HD5 and GMDB with Greater of Roll Up and Step Up Strategic Partners Annuity One
Strategic Partners Annuity One Enhanced - Non Bonus Version With LT5 or HD5 and GMDB Annual Step Up or 5% Roll Up
Strategic Partners Annuity One Enhanced - Bonus Version Strategic Partners Plus Enhanced - Bonus Version
Premier L Series with GMDB Annual Step Up or 5% Roll Up with HAV Premier Retirement B - With HAV and HD GRO II OR HAV and GRO Plus II Premier Retirement L - With HD GRO II OR GRO Plus II

2.35%	Strategic Partners Annuity One Enhanced III - Non Bonus Version With LT5 or HD5 and GMDB Annual Step Up or 5% Roll Up
Strategic Partners Annuity One Enhanced III - Bonus Version Strategic Partners Plus Enhanced III - Bonus Version
Premier L Series with HD GRO and GMDB Annual Step Up or 5% Roll Up with HAV Premier X Series with GMDB Annual Step Up or 5% Roll Up with HAV
Premier Bb Series with HD GRO and GMDB Annual Step Up or 5% Roll Up with HAV Premier Retirement C - With HD GRO II OR GRO Plus II

2.40%	Strategic Partners Annuity One Enhanced - Bonus Version with LT5 or HD5 and GMDB with Greater of Roll Up and Step Up
Strategic Partners Plus Enhanced - Bonus Version with LT5 or HD5 and GMDB with Step Up and Roll Up
Strategic Partners FlexElite with LT5 or HD5 and GMDB with GMDB Annual Step Up or 5% Roll Up
Strategic Partners Enhanced FlexElite with SLT5
Premier X Series with HD GRO and GMDB Annual Step Up or 5% Roll Up with HAV
2.45%     Premier Retirement X - With HD GRO II OR GRO Plus II

2.50%
Strategic Partners FlexElite with LT5 or HD5 and GMDB with-Greater of Roll Up or Step Up Strategic Partners Enhanced FlexElite with LT5 or HD5 and GMDB Annual Step Up or 5% Roll Up With LT5 or HD5 and with HDV

Strategic Partners Annuity One Enhanced III - Non Bonus Version Strategic Partners Plus Enhanced III - Non Bonus Version
Premier B Series with HD GRO and GMDB Annual Step Up or 5% Roll Up with HAV Premier Retirement L - With Combo 5% and HAV
2.55%    Premier Retirement C - With Combo 5% and HAV

2.60%	Strategic Partners Enhanced FlexElite with LT5 or HD5 and GMDB with-Greater of Roll Up or Step Up
With LT5 or HD5 and with HDV
Strategic Partners Plus Enhanced III - Bonus Version Strategic Partners Annuity One Enhanced III - Bonus Version Premier L Series with LT5
Premier L Series with LT5 and HDV
Premier L Series with LT5 or HD5 and Roll-up & HAV
Premier L Series with HD GRO and GMDB Annual Step Up or 5% Roll Up

A 118

Note 7:	Financial Highlights (Continued)

Asset-Based
Charge Level Description of When Applicable

2.65%    Premier X Series with LT5
Premier X Series with LT5 and HDV
Premier X Series with HD GRO and GMDB Annual Step Up or 5% Roll Up Premier X Series with LT5 or HD5 and Roll-up & HAV
Premier Retirement X - With Combo 5% and HAV

2.70%	Premier Retirement B - With Combo 5%/HAV and HD GRO II OR Combo 5%/HAV and GRO Plus II
Premier Retirement L - With HAV and HD GRO II OR HAV and GRO Plus II
2.75%     Strategic Partners Enhanced FlexElite with SLT5 with HDV
Premier Retirement C - With HAV and HD GRO II OR HAV and GRO Plus II
2.85%     Premier Retirement X - With HAV and HD GRO II OR HAV and GRO Plus II
2.90%     Premier L Series with HD GRO and GMDB Annual Step Up or 5% Roll Up with HAV 2.95%
Premier X Series with HD GRO and GMDB Annual Step Up or 5% Roll Up with HAV 3.10%
Premier Retirement L - With Combo 5%/HAV and HD GRO II OR Combo 5%/HAV and
GRO Plus II
3.15% Premier Retirement C - With Combo 5%/HAV and HD GRO II OR Combo 5%/HAV and GRO Plus II
3.25% Premier Retirement X - With Combo 5%/HAV and HD GRO II OR Combo 5%/HAV and GRO Plus II

C.	Withdrawal Charges

A withdrawal charge may be assessed upon full or partial contract owner redemptions. These charges relate to the expenses of selling and distributing the Contracts, including sales commissions, printing of prospectuses, sales administration, preparation of sales literature and other promotional activities. No withdrawal charge is imposed whenever earnings are withdrawn. The range for withdrawal charges is 0%-9%. The charge is assessed through the redemption of units.

D.	Other Related Charges

For Highest Daily Lifetime Seven, Highest Daily Lifetime Seven with Beneficiary Income Option, Highest Daily Lifetime Seven with Lifetime Income Accelerator, Spousal Highest Daily Lifetime Seven and Spousal Highest Daily Lifetime Seven with Beneficiary Income Option, the optional benefit fee is a percentage of the protected withdrawal value and is deducted pro rata from the subaccounts on a quarterly basis.
For Highest Daily Lifetime Income v3.0, Spousal Highest Daily Lifetime Income v3.0, Highest Daily Lifetime Income v3.0 with Highest Daily Death Benefit, Spousal Highest Daily Lifetime Income v3.0 with Highest Daily Death Benefit, Highest Daily Lifetime Income v2.1, Spousal Highest Daily Lifetime Income v2.1, Highest Daily Lifetime Income v2.1 with Highest Daily Death Benefit, Spousal Highest Daily Lifetime Income v2.1 with Highest Daily Death Benefit, Highest Daily Lifetime Income 2.0, Highest Daily Lifetime Income 2.0 with Lifetime Income Accelerator, Spousal Highest Daily Lifetime Income 2.0, Highest Daily Lifetime Income 2.0 with Highest Daily Death Benefit, Spousal Highest Daily Lifetime Income 2.0 with Highest Daily Death Benefit, Highest Daily Lifetime Income, Highest Daily Lifetime Income with Lifetime Income Accelerator, Spousal Highest Daily Lifetime Income, Highest Daily Lifetime Six Plus, Highest Daily Lifetime Six Plus with Lifetime Income Accelerator, Spousal Highest Daily Lifetime Six Plus, and Spousal Highest Daily Lifetime Six Plus with Beneficiary Income Option, Highest Daily Lifetime Seven Plus, Highest Daily Lifetime Seven Plus with Beneficiary Income Option, Highest Daily Lifetime Seven Plus with Lifetime Income Accelerator, and Spousal Highest Daily Lifetime Seven Plus, the optional benefit fee is assessed against the greater of the unadjusted account value or the protected withdrawal value and is deducted pro rata from the subaccounts on a quarterly basis.
An annual maintenance fee is charged if purchase payments or account value is less than a stated amount (varies by product and may vary by State).
A quarterly premium-based charge is applicable to certain products, which ranges from 0.15% to 0.84% annualized.

A 119

Note 8:	Other
Contract owner net payments-represent contract owner contributions under the Contracts reduced by applicable deductions, charges, and state premium taxes.
Annuity payments-represent periodic payments distributed under the terms of the Contracts.
Surrenders, withdrawals, and death benefits-are payments to contract owners and beneficiaries made under the terms of the Contracts, and amounts that contract owners have requested to be withdrawn or paid to them.
Net transfers between other subaccounts or fixed rate option-are amounts that contract owners have directed to be moved among subaccounts, including permitted transfers to and from the guaranteed interest account and market value adjustment.
Other charges-are various Contract level charges as described in charges and expenses in Note 7, which are assessed through the redemptions of units.

Note 9:	Subsequent Event
Subsequent to year-end, Prudential Financial self reported to the Securities and Exchange Commission and notified other regulators that in some cases Prudential Financial failed to maximize securities lending income for certain Portfolios of The Prudential Series Fund and the Advanced Series Trust due to a long-standing restriction benefiting Prudential Financial. The restriction has been removed and Prudential Financial is in the process of implementing a remediation plan for the benefit of such Portfolios.  The remediation plan and all aspects related to it will be under ongoing evaluation by the respective Boards of Trustees of the Portfolios and will be subject to their approval.

A 120

Report of Independent Registered Public Accounting Firm

To the Contract Owners of
Pruco Life Flexible Premium Variable Annuity Account
and the Board of Directors of
Pruco Life Insurance Company

In our opinion, the accompanying statements of net assets and the related statements of operations and of changes in net assets present fairly, in all material respects, the financial position of each of the subaccounts listed in Note 1 of Pruco Life Flexible Premium Variable Annuity Account at December 31, 2015, and the results of each of their operations and the changes in each of their net assets for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the management of Pruco Life Insurance Company. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2015 by correspondence with the transfer agents of the investee mutual funds, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP
New York, New York
April 8, 2016

A 121

Company Financial Information

Appendix B

B-1

PRUCO LIFE INSURANCE COMPANY

Management’s Annual Report on Internal Control Over Financial Reporting
Management of Pruco Life Insurance Company (together with its consolidated subsidiaries, the “Company”) is responsible for establishing and maintaining adequate internal control over financial reporting. Management conducted an assessment of the effectiveness, as of December 31, 2015, of the Company’s internal control over financial reporting, based on the framework established in Internal Control—Integrated Framework (2013) issued by the Committee of Sponsoring Organizations of the Treadway Commission (COSO). Based on our assessment under that framework, management concluded that the Company’s internal control over financial reporting was effective as of December 31, 2015.
Our internal control over financial reporting is a process designed by or under the supervision of our principal executive and principal financial officers to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles. Our internal control over financial reporting includes policies and procedures that (1) pertain to the maintenance of records that, in reasonable detail, accurately and fairly reflect transactions and dispositions of assets; (2) provide reasonable assurance that transactions are recorded as necessary to permit preparation of financial statements in accordance with generally accepted accounting principles, and that receipts and expenditures are being made only in accordance with authorizations of management and the directors of the Company; and (3) provide reasonable assurance regarding prevention or timely detection of unauthorized acquisition, use, or disposition of the Company’s assets that could have a material effect on our financial statements.
Because of its inherent limitations, internal control over financial reporting may not prevent or detect misstatements. Also, projections of any evaluation of effectiveness to future periods are subject to the risk that controls may become inadequate because of changes in conditions, or that the degree of compliance with the policies or procedures may deteriorate.
This Annual Report does not include an attestation report of the Company’s registered public accounting firm, PricewaterhouseCoopers LLP, regarding the internal control over financial reporting. Management’s report was not subject to attestation by the Company’s registered public accounting firm pursuant to rules of the Securities and Exchange Commission that permit the Company to provide only management’s report in this Annual Report.
March 10, 2016

PRUCO LIFE INSURANCE COMPANY
Consolidated Statements of Financial Position
As of December 31, 2015 and December 31, 2014 (in thousands, except share amounts)

	December 31, 2015	December 31, 2014
ASSETS
Fixed maturities, available-for-sale, at fair value (amortized cost: 2015 – $6,775,806; 2014 – $5,866,873)	$6,840,932	$6,194,564
Equity securities, available-for-sale, at fair value (cost: 2015 – $54,609; 2014 – $28,881)	51,973	29,500
Trading account assets, at fair value	64,612	49,661
Policy loans	1,143,303	1,123,912
Short-term investments	54,806	121,272
Commercial mortgage and other loans	1,658,235	1,681,553
Other long-term investments	379,237	298,143
Total investments	10,193,098	9,498,605
Cash and cash equivalents	370,286	214,952
Deferred policy acquisition costs	5,111,373	5,066,855
Accrued investment income	100,031	90,506
Reinsurance recoverables	22,546,361	20,594,371
Receivables from parent and affiliates	228,253	261,915
Deferred sales inducements	684,844	836,791
Other assets	59,578	83,417
Separate account assets	109,350,121	109,194,192
TOTAL ASSETS	$148,643,945	$145,841,604
LIABILITIES AND EQUITY
LIABILITIES
Policyholders’ account balances	$17,164,705	$15,250,055
Future policy benefits and other policyholder liabilities	15,031,390	13,915,330
Cash collateral for loaned securities	40,416	65,418
Income taxes	154,043	256,168
Short-term debt to affiliates	180,000	423,000
Long-term debt to affiliates	1,204,000	1,288,000
Payables to parent and affiliates	72,791	66,581
Other liabilities	935,662	828,875
Separate account liabilities	109,350,121	109,194,192
TOTAL LIABILITIES	144,133,128	141,287,619
COMMITMENTS AND CONTINGENT LIABILITIES (See Note 11)
EQUITY
Common stock ($10 par value; 1,000,000 shares authorized; 250,000 shares issued and outstanding)	2,500	2,500
Additional paid-in capital	779,973	792,153
Retained earnings	3,663,539	3,580,641
Accumulated other comprehensive income	64,805	178,691
TOTAL EQUITY	4,510,817	4,553,985
TOTAL LIABILITIES AND EQUITY	$148,643,945	$145,841,604
See Notes to Consolidated Financial Statements

PRUCO LIFE INSURANCE COMPANY
Consolidated Statements of Operations and Comprehensive Income
Years Ended December 31, 2015, 2014, and 2013 (in thousands)

	2015	2014	2013
REVENUES
Premiums	$77,634	$66,206	$56,851
Policy charges and fee income	2,159,428	2,074,852	1,880,925
Net investment income	416,587	404,018	419,011
Asset administration fees	362,321	377,127	332,288
Other income	55,515	57,827	20,149
Realized investment gains (losses), net:
Other-than-temporary impairments on fixed maturity securities	(1,514)	(483)	(12,268)
Other-than-temporary impairments on fixed maturity securities transferred to other comprehensive income	51	356	7,827
Other realized investment gains (losses), net	(207,075)	114,194	(9,009)
Total realized investment gains (losses), net	(208,538)	114,067	(13,450)
TOTAL REVENUES	2,862,947	3,094,097	2,695,774
BENEFITS AND EXPENSES
Policyholders’ benefits	291,185	343,714	178,924
Interest credited to policyholders’ account balances	374,211	368,315	45,737
Amortization of deferred policy acquisition costs	662,644	436,169	(524,311)
General, administrative and other expenses	1,030,014	1,019,723	890,794
TOTAL BENEFITS AND EXPENSES	2,358,054	2,167,921	591,144
INCOME FROM OPERATIONS BEFORE INCOME TAXES	504,893	926,176	2,104,630
Total income tax expense (benefit)	(8,005)	140,373	566,420
NET INCOME	$512,898	$785,803	$1,538,210
Other comprehensive income (loss), before tax:
Foreign currency translation adjustments	(507)	(723)	224
Net unrealized investment gains (losses):
Unrealized investment gains (losses) for the period	(164,799)	207,134	(290,636)
Reclassification adjustment for (gains) losses included in net income	(9,902)	(18,649)	(33,920)
Net unrealized investment gains (losses)	(174,701)	188,485	(324,556)
Other comprehensive income (loss), before tax	(175,208)	187,762	(324,332)
Less: Income tax expense (benefit) related to:
Foreign currency translation adjustments	(177)	(253)	78
Net unrealized investment gains (losses)	(61,145)	65,970	(113,595)
Total	(61,322)	65,717	(113,517)
Other comprehensive income (loss), net of tax	(113,886)	122,045	(210,815)
COMPREHENSIVE INCOME	$399,012	$907,848	$1,327,395
See Notes to Consolidated Financial Statements

PRUCO LIFE INSURANCE COMPANY
Consolidated Statements of Stockholder's Equity
Years Ended December 31, 2015, 2014 and 2013 (in thousands)

	Common Stock	Additional Paid-in Capital	Retained Earnings	Accumulated Other Comprehensive Income	Total Equity
Balance, December 31, 2012	$2,500	$818,303	$2,427,628	$267,461	$3,515,892
Dividend to parent			(423,000)		(423,000)
Contributed (distributed) capital-parent/child asset transfers		(14,066)			(14,066)
Comprehensive income:
Net income			1,538,210		1,538,210
Other comprehensive income (loss), net of tax				(210,815)	(210,815)
Total comprehensive income					1,327,395
Balance, December 31, 2013	$2,500	$804,237	$3,542,838	$56,646	$4,406,221
Dividend to parent			(748,000)		(748,000)
Contributed (distributed) capital-parent/child asset transfers		(12,084)			(12,084)
Comprehensive income:
Net income			785,803		785,803
Other comprehensive income (loss), net of tax				122,045	122,045
Total comprehensive income					907,848
Balance, December 31, 2014	$2,500	$792,153	$3,580,641	$178,691	$4,553,985
Dividend to parent			(430,000)		(430,000)
Contributed (distributed) capital-parent/child asset transfers		(12,180)			(12,180)
Comprehensive income:
Net income			512,898		512,898
Other comprehensive income (loss), net of tax				(113,886)	(113,886)
Total comprehensive income					399,012
Balance, December 31, 2015	$2,500	$779,973	$3,663,539	$64,805	$4,510,817
See Notes to Consolidated Financial Statements

PRUCO LIFE INSURANCE COMPANY
Consolidated Statements of Cash Flows
Years Ended December 31, 2015, 2014 and 2013 (in thousands)

	2015	2014	2013
CASH FLOWS FROM OPERATING ACTIVITIES:
Net income	$512,898	$785,803	$1,538,210
Adjustments to reconcile net income to net cash provided by operating activities:
Policy charges and fee income	(11,811)	(76,188)	(113,831)
Interest credited to policyholders’ account balances	374,211	368,315	45,737
Realized investment (gains) losses, net	208,538	(114,067)	13,450
Amortization and other non-cash items	(68,070)	(62,723)	(43,677)
Change in:
Future policy benefits and other policyholder liabilities	1,503,445	1,402,458	1,185,681
Reinsurance recoverables	(1,536,347)	(1,302,695)	(1,168,256)
Accrued investment income	(9,525)	(2,174)	(4,286)
Net payables to/receivables from parent and affiliates	20,299	18,037	(65,548)
Deferred policy acquisition costs	46,643	(190,550)	(1,346,386)
Income taxes	(34,243)	69,204	341,965
Deferred sales inducements	(6,462)	(9,112)	(20,871)
Derivatives, net	60,517	155,556	(75,843)
Other, net	82,836	35,828	31,261
Cash flows from operating activities	$1,142,929	$1,077,692	$317,606
CASH FLOWS FROM INVESTING ACTIVITIES:
Proceeds from the sale/maturity/prepayment of:
Fixed maturities, available-for-sale	$813,721	$907,665	$1,570,701
Short-term investments	823,112	409,804	662,351
Policy loans	135,449	121,644	130,655
Ceded policy loans	(9,129)	(9,753)	(9,156)
Commercial mortgage and other loans	219,379	113,073	207,340
Other long-term investments	15,633	5,361	12,933
Equity securities, available-for-sale	5,760	17,854	13,596
Trading account assets	1,500	1,375	7,524
Payments for the purchase/origination of:
Fixed maturities, available-for-sale	(1,719,015)	(1,340,010)	(1,934,430)
Short-term investments	(755,145)	(514,524)	(566,100)
Policy loans	(110,165)	(114,037)	(101,357)
Ceded policy loans	13,850	10,960	9,687
Commercial mortgage and other loans	(196,538)	(320,155)	(367,857)
Other long-term investments	(49,004)	(47,096)	(72,862)
Equity securities, available-for-sale	(31,063)	(45,101)	(10,574)
Trading account assets	(19,001)	(32,060)	(9,478)
Notes receivable from parent and affiliates, net	35,350	(7,831)	4,641
Derivatives, net	(12,164)	(11,329)	(11,997)
Other, net	(584)	616	160
Cash flows used in investing activities	$(838,054)	$(853,544)	$(464,223)
CASH FLOWS FROM FINANCING ACTIVITIES:
Policyholders’ account deposits	$3,839,784	$2,966,388	$3,091,818
Ceded policyholders’ account deposits	(1,109,311)	(672,242)	(413,181)
Policyholders’ account withdrawals	(2,134,373)	(1,730,977)	(2,399,425)
Ceded policyholders’ account withdrawals	50,016	46,690	47,114
Net change in securities sold under agreement to repurchase and cash collateral for loaned securities	(25,002)	(19,449)	36,799
Dividend to parent	(430,000)	(748,000)	(423,000)
Contributed (distributed) capital - parent/child asset transfers	(18,739)	(17,306)	(3,374)

Net change in financing arrangements (maturities 90 days or less)	—	(2,900)	2,900
Proceeds from the issuance of debt (maturities longer than 90 days)	412,000	418,000	532,000
Repayments of debt (maturities longer than 90 days)	(739,000)	(571,000)	(451,000)
Drafts outstanding	5,084	14,357	21,100
Cash flows from (used in) financing activities	$(149,541)	$(316,439)	$41,751
NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	$155,334	$(92,291)	$(104,866)
CASH AND CASH EQUIVALENTS, BEGINNING OF YEAR	214,952	307,243	412,109
CASH AND CASH EQUIVALENTS, END OF YEAR	$370,286	$214,952	$307,243
SUPPLEMENTAL CASH FLOW INFORMATION
Income taxes paid, net of refunds	$26,237	$129,430	$250,087
Interest paid	$53,122	$62,664	$40,209
See Notes to Consolidated Financial Statements

Significant Non Cash Transactions
Cash Flows from Investing Activities for the year ended December 31, 2014 excludes $178 million of decreases in fixed maturities, available-for-sale, commercial mortgages and private equity related to the amendments of the reinsurance agreements between Pruco Life Insurance Company, or the “Company” and Prudential Universal Reinsurance Company (“PURC”), an affiliate, in the third quarter of 2014.
Cash Flows from Investing Activities for the year ended December 31, 2014 excludes $61 million of decreases in fixed maturities, available-for-sale related to the tax settlements with Prudential Financial Inc. (“PFI”), which are related to the amendments of the reinsurance agreements between the Company and Universal Prudential Arizona Reinsurance Company (“UPARC”), an affiliate, and between the Company and PURC in the third quarter of 2014.
Cash Flows from Investing Activities for the year ended December 31, 2013 excludes $56 million of increases in fixed maturities, available-for-sale and $132 million of decreases in fixed maturities, available-for-sale related to the amendments of the reinsurance agreements between the Company and UPARC and the Company and Prudential Arizona Reinsurance Universal Company (“PAR U”), an affiliate, in the first quarter of 2013.
Cash Flows from Investing Activities for the year ended December 31, 2013 excludes $192 million of increases in fixed maturities, available-for-sale, and commercial mortgages and $704 million of decreases in fixed maturities, available-for-sale, and commercial mortgages related to the amendments of the reinsurance agreements between the Company and UPARC and the Company and PAR U in the third quarter of 2013.
Cash Flows from Investing Activities for the year ended December 31, 2013 excludes $25 million of decreases in fixed maturities, available-for-sale related to the tax settlements with PFI, which are related to the amendments of the reinsurance agreements between the Company and UPARC and the Company and PAR U in the third quarter of 2013.
Cash Flows from Investing Activities for the year ended December 31, 2013 excludes $4,951 million of increases in fixed maturities, available-for-sale, commercial mortgages, short-term investments, and trading account assets related to the coinsurance of Guaranteed Universal Life (“GUL”) business assumed from The Prudential Insurance Company of America ("Prudential Insurance") in connection with the acquisition of The Hartford Financial Services Group Inc’s individual life insurance business (“The Hartford Life Business”). Cash Flows from Investing Activities for the year ended December 31, 2013 excludes $4,952 million of decreases in fixed maturities, available-for-sale, commercial mortgages, short-term investments, and trading account assets related to the subsequent retrocession of this GUL business assumed from Prudential Insurance to PAR U.
Cash Flows from Financing Activities for the year ended December 31, 2013 excludes $12 million of decreases in Contributed/distributed capital—parent/child asset transfers related to the coinsurance of GUL business assumed from Prudential Insurance in connection with the acquisition of The Hartford Life Business.
See Note 12 to the Consolidated Financial Statements for more information on related party transactions that occurred in 2015 and 2014.

Pruco Life Insurance Company
Notes to Consolidated Financial Statements

1.	BUSINESS AND BASIS OF PRESENTATION
Pruco Life Insurance Company, or “Pruco Life”, is a wholly-owned subsidiary of Prudential Insurance which in turn is a direct wholly-owned subsidiary of Prudential Financial, Inc., or “Prudential Financial.” Pruco Life was organized in 1971 under the laws of the State of Arizona. It is licensed to sell life insurance and annuities in the District of Columbia, Guam and in all States except New York, and sells such products primarily through affiliated and unaffiliated distributors.
Pruco Life has two subsidiaries, including one wholly-owned insurance subsidiary, Pruco Life Insurance Company of New Jersey, or “PLNJ,” and one indirect subsidiary formed in 2009 for the purpose of holding certain commercial loan investments. Pruco Life and its subsidiaries are together referred to as (the "Company", "we" or "our") and all financial information is shown on a consolidated basis.
PLNJ is a stock life insurance company organized in 1982 under the laws of the state of New Jersey. It is licensed to sell life insurance and annuities in New Jersey and New York only.
Acquisition of The Hartford’s Individual Life Insurance Business
On January 2, 2013, Prudential Insurance acquired The Hartford Life Business through a reinsurance transaction. Under the agreement, Prudential Insurance paid The Hartford Financial Services Group, Inc. cash consideration of $615 million, primarily in the form of a ceding commission to provide reinsurance for approximately 700,000 life insurance policies with net retained face amount in force of approximately $141 billion. This acquisition increased Prudential Insurance's scale in the U.S. individual life insurance market, particularly universal life products, and provides complementary distribution opportunities through expanded wirehouse and bank distribution channels.
In connection with this transaction, Prudential Insurance retroceded to the Company the portion of the assumed business that is classified as guaranteed universal life insurance (“GUL”), with account values of approximately $4 billion as of January 2, 2013. The Company reinsured more than 79,000 GUL policies with a net retained face amount in force of approximately $30 billion. The Company then retroceded all of the GUL policies to an affiliated captive reinsurance company. Collectively, these transactions do not have a material impact on equity, as determined in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”), or the statutory capital and surplus of the Company.
Basis of Presentation
The Consolidated Financial Statements have been prepared in accordance with U.S. GAAP. Intercompany balances and transactions have been eliminated.
Use of Estimates
The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.
The most significant estimates include those used in determining deferred policy acquisition costs ("DAC") and related amortization; amortization of deferred sales inducements; valuation of investments including derivatives and the recognition of other-than-temporary impairments (“OTTI”); future policy benefits including guarantees; reinsurance recoverables; provision for income taxes and valuation of deferred tax assets; and reserves for contingent liabilities, including reserves for losses in connection with unresolved legal matters.
Out of Period Adjustments
2015 results include a pre-tax expense of $32 million for out-of-period adjustments primarily related to 2014. These adjustments primarily relate to reserve, DAC and related amortization impacts for certain variable annuities products with optional living benefit guarantees.
Management has evaluated the impact of all out-of-period adjustments in 2015, both individually and in the aggregate, and concluded that they are not material to the current quarter or to any previously reported quarterly or annual financial statements.
Reclassifications
Certain amounts in prior periods have been reclassified to conform to the current period presentation.

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

2.	SIGNIFICANT ACCOUNTING POLICIES AND PRONOUNCEMENTS
Investments and Investment Related Liabilities
The Company’s principal investments are fixed maturities; equity securities; commercial mortgage and other loans; policy loans; other long-term investments, including joint ventures (other than operating joint ventures), limited partnerships and real estate; and short-term investments. Investments and investment-related liabilities also include securities repurchase and resale agreements and securities lending transactions. The accounting policies related to each are as follows:
Fixed maturities, available-for-sale, at fair value are comprised of bonds, notes and redeemable preferred stock. Fixed maturities classified as “available-for-sale” are carried at fair value. See Note 9 for additional information regarding the determination of fair value. The amortized cost of fixed maturities is adjusted for amortization of premiums and accretion of discounts over the contractual lives of the investments. Interest income, as well as the related amortization of premium and accretion of discount is included in “Net investment income” under the effective yield method. For mortgage-backed and asset-backed securities, the effective yield is based on estimated cash flows, including interest rate and prepayment assumptions based on data from widely accepted third-party data sources or internal estimates. In addition to interest rate and prepayment assumptions, cash flow estimates also vary based on other assumptions regarding the underlying collateral, including default rates and changes in value. These assumptions can significantly impact income recognition and the amount of OTTI recognized in earnings and other comprehensive income. For high credit quality mortgage-backed and asset-backed securities (those rated AA or above), cash flows are provided quarterly, and the amortized cost and effective yield of the security are adjusted as necessary to reflect historical prepayment experience and changes in estimated future prepayments. The adjustments to amortized cost are recorded as a charge or credit to Net investment income in accordance with the retrospective method. For mortgage-backed and asset-backed securities rated below AA or those for which an OTTI has been recorded, the effective yield is adjusted prospectively for any changes in estimated cash flows. See the discussion below on realized investment gains and losses for a description of the accounting for impairments. Unrealized gains and losses on fixed maturities classified as “available-for-sale,” net of tax, and the effect on DAC, deferred sales inducements (“DSI”), future policy benefits, reinsurance recoverables and policyholders’ account balances that would result from the realization of unrealized gains and losses, are included in “Accumulated other comprehensive income (loss)” (“AOCI”).
Trading account assets, at fair value represents equity securities held in support of a deferred compensation plan and other fixed maturity securities carried at fair value. Realized and unrealized gains and losses for these investments are reported in “Other income.” Interest and dividend income from these investments is reported in “Net investment income.”
Equity securities, available-for-sale, at fair value are comprised of common stock and non-redeemable preferred stock, and are carried at fair value. The associated unrealized gains and losses, net of tax, and the effect on DAC, DSI, future policy benefits, reinsurance recoverables and policyholders’ account balances that would result from the realization of unrealized gains and losses, are included in AOCI. The cost of equity securities is written down to fair value when a decline in value is considered to be other-than-temporary. See the discussion below on realized investment gains and losses for a description of the accounting for impairments. Dividends from these investments are recognized in “Net investment income” when earned.
Commercial mortgage and other loans consist of commercial mortgage loans, agricultural loans and uncollateralized loans. Commercial mortgage and other loans held for investment are generally carried at unpaid principal balance, net of unamortized deferred loan origination fees and expenses and net of an allowance for losses. Commercial mortgage and other loans acquired, including those related to the acquisition of a business, are recorded at fair value when purchased, reflecting any premiums or discounts to unpaid principal balances.
Interest income, as well as prepayment fees and the amortization of the related premiums or discounts, related to commercial mortgage and other loans are included in “Net investment income".
Impaired loans include those loans for which it is probable that amounts due will not all be collected according to the contractual terms of the loan agreement. The Company defines “past due” as principal or interest not collected at least 30 days past the scheduled contractual due date. Interest received on loans that are past due, including impaired and non-impaired loans as well as loans that were previously modified in a troubled debt restructuring, is either applied against the principal or reported as net investment income based on the Company’s assessment as to the collectability of the principal. See Note 3 for additional information about the Company’s past due loans.
The Company discontinues accruing interest on loans after the loans become 90 days delinquent as to principal or interest payments, or earlier when the Company has doubts about collectability. When the Company discontinues accruing interest on a loan, any accrued but uncollectible interest on the loan and other loans backed by the same collateral, if any, is charged to interest income in the same period. Generally, a loan is restored to accrual status only after all delinquent interest and principal are brought current and, in the case of loans where the payment of interest has been interrupted for a substantial period, or the loan has been modified, a regular payment performance has been established.

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

The Company reviews the performance and credit quality of the commercial mortgage and other loan portfolio on an on-going basis. Loans are placed on watch list status based on a predefined set of criteria and are assigned one of three categories. Loans are placed on “early warning” status in cases where, based on the Company’s analysis of the loan’s collateral, the financial situation of the borrower or tenants or other market factors, it is believed a loss of principal or interest could occur. Loans are classified as “closely monitored” when it is determined that there is a collateral deficiency or other credit events that may lead to a potential loss of principal or interest. Loans “not in good standing” are those loans where the Company has concluded that there is a high probability of loss of principal, such as when the loan is delinquent or in the process of foreclosure. As described below, in determining the allowance for losses, the Company evaluates each loan on the watch list to determine if it is probable that amounts due will not be collected according to the contractual terms of the loan agreement.
Loan-to-value and debt service coverage ratios are measures commonly used to assess the quality of commercial mortgage loans. The loan-to-value ratio compares the amount of the loan to the fair value of the underlying property collateralizing the loan, and is commonly expressed as a percentage. Loan-to-value ratios greater than 100% indicate that the loan amount exceeds the collateral value. A smaller loan-to-value ratio indicates a greater excess of collateral value over the loan amount. The debt service coverage ratio compares a property’s net operating income to its debt service payments. Debt service coverage ratios less than 1.0 times indicate that property operations do not generate enough income to cover the loan’s current debt payments. A larger debt service coverage ratio indicates a greater excess of net operating income over the debt service payments. The values utilized in calculating these ratios are developed as part of the Company’s periodic review of the commercial mortgage loan and agricultural loan portfolio, which includes an internal appraisal of the underlying collateral value. The Company’s periodic review also includes a quality re-rating process, whereby the internal quality rating originally assigned at underwriting is updated based on current loan, property and market information using a proprietary quality rating system. The loan-to-value ratio is the most significant of several inputs used to establish the internal credit rating of a loan which in turn drives the allowance for losses. Other key factors considered in determining the internal credit rating include debt service coverage ratios, amortization, loan term, estimated market value growth rate and volatility for the property type and region. See Note 3 for additional information related to the loan-to-value ratios and debt service coverage ratios related to the Company’s commercial mortgage and agricultural loan portfolios.
The allowance for losses includes a loan specific reserve for each impaired loan that has a specifically identified loss and a portfolio reserve for probable incurred but not specifically identified losses. For impaired commercial mortgage and other loans, the allowances for losses are determined based on the present value of expected future cash flows discounted at the loan’s effective interest rate, or based upon the fair value of the collateral if the loan is collateral dependent. The portfolio reserves for probable incurred but not specifically identified losses in the commercial mortgage and agricultural loan portfolios consider the current credit composition of the portfolio based on an internal quality rating (as described above). The portfolio reserves are determined using past loan experience, including historical credit migration, loss probability and loss severity factors by property type. These factors are reviewed each quarter and updated as appropriate.
The allowance for losses on commercial mortgage and other loans can increase or decrease from period to period based on the factors noted above. “Realized investment gains (losses), net” includes changes in the allowance for losses. “Realized investment gains (losses), net” also includes gains and losses on sales, certain restructurings, and foreclosures.
When a commercial mortgage or other loan is deemed to be uncollectible, any specific valuation allowance associated with the loan is reversed and a direct write down to the carrying amount of the loan is made. The carrying amount of the loan is not adjusted for subsequent recoveries in value.
In situations where a loan has been restructured in a troubled debt restructuring and the loan has subsequently defaulted, this factor is considered when evaluating the loan for a specific allowance for losses in accordance with the credit review process noted above.
See Note 3 for additional information about commercial mortgage and other loans that have been restructured in a troubled debt restructuring.
Policy loans are carried at unpaid principal balances. Interest income on policy loans is recognized in “Net investment income” at the contract interest rate when earned. Policy loans are fully collateralized by the cash surrender value of the associated insurance policies.
Other long-term investments consist of the Company’s investments in joint ventures and limited partnerships, other than operating joint ventures, as well as wholly-owned investment real estate and other investments. Joint venture and partnership interests are either accounted for using the equity method of accounting or under the cost method when the Company’s partnership interest is so minor (generally less than 3%) that it exercises virtually no influence over operating and financial policies. The Company’s income from investments in joint ventures and partnerships accounted for using the equity method or the cost method, other than the Company’s investment in operating joint ventures, is included in “Net investment income”. The carrying value of these investments is written down, or impaired, to fair value when a decline in value is considered to be other-than-temporary. In applying

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

the equity method or the cost method (including assessment for OTTI), the Company uses financial information provided by the investee, generally on a one to three month lag.
Short-term investments primarily consist of highly liquid debt instruments with a maturity of twelve months or less and greater than three months when purchased. These investments are generally carried at fair value and include certain money market investments, short-term debt securities issued by government sponsored entities and other highly liquid debt instruments.
Realized investment gains (losses) are computed using the specific identification method. Realized investment gains and losses are generated from numerous sources, including the sale of fixed maturity securities, equity securities, investments in joint ventures and limited partnerships and other types of investments, as well as adjustments to the cost basis of investments for net OTTI recognized in earnings. Realized investment gains and losses are also generated from prepayment premiums received on private fixed maturity securities, allowance for losses on commercial mortgage and other loans, and fair value changes on embedded derivatives and free-standing derivatives that do not qualify for hedge accounting treatment. See “Derivative Financial Instruments” below for additional information regarding the accounting for derivatives.
The Company’s available-for-sale securities with unrealized losses are reviewed quarterly to identify OTTI in value. In evaluating whether a decline in value is other-than-temporary, the Company considers several factors including, but not limited to the following: (1) the extent and the duration of the decline; (2) the reasons for the decline in value (credit event, currency or interest-rate related, including general credit spread widening); and (3) the financial condition of and near-term prospects of the issuer. With regard to available-for-sale equity securities, the Company also considers the ability and intent to hold the investment for a period of time to allow for a recovery of value. When it is determined that a decline in value of an equity security is other-than-temporary, the carrying value of the equity security is reduced to its fair value, with a corresponding charge to earnings.
An OTTI is recognized in earnings for a debt security in an unrealized loss position when the Company either (a) has the intent to sell the debt security or (b) more likely than not will be required to sell the debt security before its anticipated recovery. For all debt securities in unrealized loss positions that do not meet either of these two criteria, the Company analyzes its ability to recover the amortized cost by comparing the net present value of projected future cash flows with the amortized cost of the security. The net present value is calculated by discounting the Company’s best estimate of projected future cash flows at the effective interest rate implicit in the debt security prior to impairment. The Company may use the estimated fair value of collateral as a proxy for the net present value if it believes that the security is dependent on the liquidation of collateral for recovery of its investment. If the net present value is less than the amortized cost of the investment an OTTI is recognized.
When an OTTI of a debt security has occurred, the amount of the OTTI recognized in earnings depends on whether the Company intends to sell the security or more likely than not will be required to sell the security before recovery of its amortized cost basis. If the debt security meets either of these two criteria, the OTTI recognized in earnings is equal to the entire difference between the security’s amortized cost basis and its fair value at the impairment measurement date. For OTTI of debt securities that do not meet these criteria, the net amount recognized in earnings is equal to the difference between the amortized cost of the debt security and its net present value calculated as described above. Any difference between the fair value and the net present value of the debt security at the impairment measurement date is recorded in “Other comprehensive income (loss)” (“OCI”). Unrealized gains or losses on securities for which an OTTI has been recognized in earnings is tracked as a separate component of AOCI.
For debt securities, the split between the amount of an OTTI recognized in other comprehensive income and the net amount recognized in earnings is driven principally by assumptions regarding the amount and timing of projected cash flows. For mortgage-backed and asset-backed securities, cash flow estimates consider the payment terms of the underlying assets backing a particular security, including interest rate and prepayment assumptions based on data from widely accepted third-party data sources or internal estimates. In addition to interest rate and prepayment assumptions, cash flow estimates also include other assumptions regarding the underlying collateral including default rates and recoveries, which vary based on the asset type and geographic location, as well as the vintage year of the security. For structured securities, the payment priority within the tranche structure is also considered. For all other debt securities, cash flow estimates are driven by assumptions regarding probability of default and estimates regarding timing and amount of recoveries associated with a default. The Company has developed these estimates using information based on its historical experience as well as using market observable data, such as industry analyst reports and forecasts, sector credit ratings and other data relevant to the collectability of a security, such as the general payment terms of the security and the security’s position within the capital structure of the issuer.
The new cost basis of an impaired security is not adjusted for subsequent increases in estimated fair value. In periods subsequent to the recognition of an OTTI, the impaired security is accounted for as if it had been purchased on the measurement date of the impairment. For debt securities, the discount (or reduced premium) based on the new cost basis may be accreted into Net investment income in future periods, including increases in cash flow on a prospective basis. In certain cases where there are decreased cash flow expectations, the security is reviewed for further cash flow impairments.

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

Unrealized investment gains and losses are also considered in determining certain other balances, including DAC, DSI, certain future policy benefits, reinsurance recoverables, policyholders’ account balances and deferred tax assets or liabilities. These balances are adjusted, as applicable, for the impact of unrealized gains or losses on investments as if these gains or losses had been realized, with corresponding credits or charges included in AOCI. Each of these balances is discussed in greater detail below.

Cash and Cash Equivalents
Cash and cash equivalents include cash on hand, amounts due from banks, certain money market investments and other debt instruments with maturities of three months or less when purchased, other than cash equivalents that are included in “Trading account assets, at fair value.” The Company also engages in overnight borrowing and lending of funds with Prudential Financial and affiliates which are considered cash and cash equivalents.
Deferred Policy Acquisition Costs
Costs that are related directly to the successful acquisition of new and renewal insurance and annuity business are deferred to the extent such costs are deemed recoverable from future profits. Such DAC primarily includes commissions, costs of policy issuance and underwriting, and certain other expenses that are directly related to successfully negotiated contracts. In each reporting period, capitalized DAC is amortized to “Amortization of deferred policy acquisition costs”, net of the accrual of imputed interest on DAC balances. DAC is subject to periodic recoverability testing. DAC, for applicable products, is adjusted for the impact of unrealized gains or losses on investments as if these gains or losses had been realized, with corresponding credits or charges included in AOCI.
DAC related to universal and variable life products and fixed and variable deferred annuity products are generally deferred and amortized over the expected life of the contracts in proportion to gross profits arising principally from investment margins, mortality and expense margins, and surrender charges, based on historical and anticipated future experience, which is updated periodically. The Company uses a reversion to the mean approach for equities to derive future equity return assumptions. However, if the projected equity return calculated using this approach is greater than the maximum equity return assumption, the maximum equity return is utilized. Gross profits also include impacts from the embedded derivatives associated with certain of the optional living benefit features of the Company’s variable annuity contracts and related hedging activities. In calculating gross profits, profits and losses related to contracts issued by the Company that are reported in affiliated legal entities other than the Company as a result of, for example, reinsurance agreements with those affiliated entities are also included. The Company is an indirect subsidiary of Prudential Financial (an SEC registrant) and has extensive transactions and relationships with other subsidiaries of Prudential Financial, including reinsurance agreements, as described in Note 12. Incorporating all product-related profits and losses in gross profits, including those that are reported in affiliated legal entities, produces a DAC amortization pattern representative of the total economics of the products. The effect of changes to total gross profits on unamortized DAC is reflected in the period such total gross profits are revised. DAC related to non-participating traditional individual life insurance is amortized in proportion to gross premiums.
For some products, policyholders can elect to modify product benefits, features, rights or coverages by exchanging a contract for a new contract or by amendment, endorsement or rider to a contract, or by the election of a feature or coverage within a contract. These transactions are known as internal replacements. If policyholders surrender traditional life insurance policies in exchange for life insurance policies that do not have fixed and guaranteed terms, the Company immediately charges to expense the remaining unamortized DAC on the surrendered policies. For other internal replacement transactions, except those that involve the addition of a non-integrated contract feature that does not change the existing base contract, the unamortized DAC is immediately charged to expense if the terms of the new policies are not substantially similar to those of the former policies. If the new terms are substantially similar to those of the earlier policies, the DAC is retained with respect to the new policies and amortized over the expected life of the new policies.
Deferred Sales Inducements
The Company offers various types of sales inducements to contractholders primarily related to fixed and variable deferred annuity contracts. The Company defers sales inducements and amortizes them over the anticipated life of the policy using the same methodology and assumptions used to amortize DAC. Sales inducements balances are subject to periodic recoverability testing. The Company records amortization of deferred sales inducements in “Interest credited to policyholders’ account balances.” Deferred sales inducements for applicable products are adjusted for the impact of unrealized gains or losses on investments as if these gains or losses had been realized, with corresponding credits or charges included in AOCI. See Note 6 for additional information regarding sales inducements.

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

Reinsurance recoverables
Reinsurance recoverables include corresponding receivables associated with reinsurance arrangements with affiliates and third-party reinsurers. For additional information about these affiliated arrangements see Note 12.
Separate Account Assets and Liabilities
Separate account assets are reported at fair value and represent segregated funds that are invested for certain contractholders and other customers. The assets consist primarily of equity securities and real estate related investments. The assets of each account are legally segregated and are not subject to claims that arise out of any other business of the Company. Investment risks associated with market value changes are borne by the customers, except to the extent of minimum guarantees made by the Company with respect to certain accounts. Separate account liabilities primarily represent the contractholders’ account balance in separate account assets and to a lesser extent borrowings of the separate account, and will be equal and offsetting to total separate account assets. See Note 6 to the Consolidated Financial Statements for additional information regarding separate account arrangements with contractual guarantees. The investment income and realized investment gains or losses from separate accounts generally accrue to the contractholders and are not included in the Company’s consolidated results of operations. Mortality, policy administration and surrender charges assessed against the accounts are included in “Policy charges and fee income”. Asset administration fees charged to the accounts are included in “Asset administration fees”.
Other Assets and Other Liabilities
Other assets consist primarily of premiums due, deferred reinsurance losses, certain restricted assets, and receivables resulting from sales of securities that had not yet settled at the balance sheet date. Other liabilities consist primarily of accrued expenses, reinsurance payables, technical overdrafts, derivatives, and payables resulting from purchases of securities that had not yet been settled at the balance sheet date.
Future Policy Benefits
The Company’s liability for future policy benefits includes liabilities related to certain long-duration life and annuity contracts, which are discussed more fully in Note 6. These liabilities represent reserves for the guaranteed minimum death and optional living benefit features on our variable annuity products and no lapse guarantees for our variable and universal life products. The optional living benefits are primarily accounted for as embedded derivatives, with fair values calculated as the present value of future expected benefit payments to customers less the present value of assessed rider fees attributable to the embedded derivative feature. For additional information regarding the valuation of these optional living benefit features, see Note 6 and Note 9.
The Company’s liability for future policy benefits also includes reserves based on the present value of estimated future payments to or on behalf of policyholders related to contracts that have fixed and guaranteed terms, where the timing and amount of payment depends on policyholder mortality, and maintenance expenses less the present value of future net premiums. Expected mortality is generally based on the Company’s experience, industry data, and/or other factors. Interest rate assumptions are based on factors such as market conditions and expected investment returns. Although mortality and interest rate assumptions are “locked-in” upon the issuance of new insurance or annuity business with fixed and guaranteed terms, significant changes in experience or assumptions may require the Company to provide for expected future losses on a product by establishing premium deficiency reserves. Premium deficiency reserves are established, if necessary, when the liability for future policy benefits plus the present value of expected future gross premiums are determined to be insufficient to provide for expected future policy benefits and expenses. Premium deficiency reserves do not include a provision for the risk of adverse deviation. Any adjustments to future policy benefit reserves to net unrealized gains on securities classified as available-for-sale are included in AOCI. See Note 5 for additional information regarding future policy benefits.
Policyholders’ Account Balances
The Company’s liability for policyholders’ account balances represents the contract value that has accrued to the benefit of the policyholder as of the balance sheet date. This liability is primarily associated with the accumulated account deposits, plus interest credited, less policyholder withdrawals and other charges assessed against the account balance. These policyholders’ account balances also include provision for benefits under non-life contingent payout annuities and certain unearned revenues.
Securities repurchase and resale agreements and securities loaned transactions
Securities repurchase and resale agreements and securities loaned transactions are used primarily to earn spread income, to borrow funds, or to facilitate trading activity. As part of securities repurchase agreements or securities loaned transactions, the Company transfers U.S. and foreign debt and equity securities, as well as U.S. government and government agency securities and receives

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

cash as collateral. As part of securities resale agreements, the Company invests cash and receives as collateral U.S. government securities or other debt securities. For securities repurchase agreements and securities loaned transactions used to earn spread income, the cash received is typically invested in cash equivalents, short-term investments or fixed maturities.
Securities repurchase and resale agreements that satisfy certain criteria are treated as secured borrowing or secured lending arrangements. These agreements are carried at the amounts at which the securities will be subsequently resold or reacquired, as specified in the respective transactions. For securities purchased under agreements to resell, the Company’s policy is to take possession or control of the securities either directly or through a third party custodian. These securities are valued daily and additional securities or cash collateral is received, or returned, when appropriate to protect against credit exposure. Securities to be resold are the same, or substantially the same, as the securities received. For securities sold under agreements to repurchase, the market value of the securities to be repurchased is monitored, and additional collateral is obtained where appropriate, to protect against credit exposure. The Company obtains collateral in an amount at least equal to 95% of the fair value of the securities sold.
Securities to be repurchased are the same, or substantially the same, as those sold. Income and expenses related to these transactions executed within the insurance companies used to earn spread income are reported as “Net investment income”; however, for transactions used for funding purposes, the associated borrowing cost is reported as interest expense (included in “General, administrative and other expenses”).
Securities loaned transactions are treated as financing arrangements and are recorded at the amount of cash received. The Company obtains collateral in an amount equal to 102% and 105% of the fair value of the domestic and foreign securities, respectively. The Company monitors the market value of the securities loaned on a daily basis with additional collateral obtained as necessary. Substantially all of the Company’s securities loaned transactions are with large brokerage firms. Income and expenses associated with securities loaned transactions used to earn spread income are reported as “Net investment income”; however, for securities loaned transactions used for funding purposes the associated rebate is reported as interest expense (included in “General, administrative and other expenses”).
Contingent Liabilities
Amounts related to contingent liabilities are accrued if it is probable that a liability has been incurred and an amount is reasonably estimable. Management evaluates whether there are incremental legal or other costs directly associated with the ultimate resolution of the matter that are reasonably estimable and, if so, they are included in the accrual.
Insurance Revenue and Expense Recognition
Premiums from individual life products, other than universal and variable life contracts, are recognized when due. When premiums are due over a significantly shorter period than the period over which benefits are provided, any gross premium in excess of the net premium (i.e., the portion of the gross premium required to provide for all expected future benefits and expenses) is generally deferred and recognized into revenue in a constant relationship to insurance in force. Benefits are recorded as an expense when they are incurred. A liability for future policy benefits is recorded when premiums are recognized using the net level premium method.
Premiums from single premium immediate annuities with life contingencies are recognized when due. When premiums are due over a significantly shorter period than the period over which benefits are provided, any gross premium in excess of the net premium is generally deferred and recognized into revenue based on expected future benefit payments. Benefits are recorded as an expense when they are incurred. A liability for future policy benefits is recorded when premiums are recognized using the net premium method.
Certain individual annuity contracts provide the contractholder a guarantee that the benefit received upon death or annuitization will be no less than a minimum prescribed amount. These benefits are accounted for as insurance contracts. The Company also provides contracts with certain living benefits which are considered embedded derivatives.
See Note 6 for additional information regarding these contracts.
Amounts received as payment for universal or variable individual life contracts, deferred fixed or variable annuities and other contracts without life contingencies are reported as deposits to “Policyholders’ account balances” and/or “Separate account liabilities.” Revenues from these contracts are reflected in “Policy charges and fee income” consisting primarily of fees assessed during the period against the policyholders’ account balances for mortality and other benefit charges, policy administration charges and surrender charges. In addition to fees, the Company earns investment income from the investment of deposits in the Company’s general account portfolio. Fees assessed that represent compensation to the Company for services to be provided in future periods and certain other fees are generally deferred and amortized into revenue over the life of the related contracts in proportion to

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

estimated gross profits. Benefits and expenses for these products include claims in excess of related account balances, expenses of contract administration, interest credited to policyholders’ account balances and amortization of DAC and DSI.
Premiums, benefits and expenses are stated net of reinsurance ceded to other companies.
Asset Administration Fees
The Company receives asset administration fee income on contractholders’ account balances invested in The Prudential Series Funds or “PSF”, which are a portfolio of mutual fund investments related to the Company’s separate account products. Also, the Company receives fee income calculated on contractholder separate account balances invested in the Advanced Series Trust (see Note 12). In addition, the Company receives fees from contractholders’ account balances invested in funds managed by companies other than affiliates of Prudential Insurance. Asset administration fees are recognized as income when earned.
Derivative Financial Instruments
Derivatives are financial instruments whose values are derived from interest rates, foreign exchange rates, financial indices, values of securities or commodities, credit spreads, market volatility, expected returns, and liquidity. Values can also be affected by changes in estimates and assumptions, including those related to counterparty behavior and non-performance risk ("NPR") used in valuation models. Derivative financial instruments generally used by the Company include swaps, futures, forwards and options and may be exchange-traded or contracted in the over-the-counter (“OTC”) market. Derivative positions are carried at fair value, generally by obtaining quoted market prices or through the use of valuation models.
Derivatives are used to manage the interest rate and currency characteristics of assets or liabilities. Additionally, derivatives may be used to seek to reduce exposure to interest rate, credit, foreign currency and equity risks associated with assets held or expected to be purchased or sold, and liabilities incurred or expected to be incurred. As discussed in detail below and in Note 10, all realized and unrealized changes in fair value of derivatives are recorded in current earnings, with the exception of the effective portion of cash flow hedges. Cash flows from derivatives are reported in the operating, investing or financing activities sections in the Consolidated Statements of Cash Flows based on the nature and purpose of the derivative.
Derivatives are recorded either as assets, within “Trading account assets, at fair value” or “Other long-term investments”, or as liabilities, within “Other liabilities”, except for embedded derivatives which are recorded with the associated host contract. The Company nets the fair value of all derivative financial instruments with counterparties for which a master netting arrangement has been executed.
The Company designates derivatives as either (1) a hedge of a forecasted transaction or of the variability of cash flows to be received or paid related to a recognized asset or liability (“cash flow” hedge); or (2) a derivative that does not qualify for hedge accounting.
To qualify for hedge accounting treatment, a derivative must be highly effective in mitigating the designated risk of the hedged item. Effectiveness of the hedge is formally assessed at inception and throughout the life of the hedging relationship. Even if a derivative qualifies for hedge accounting treatment, there may be an element of ineffectiveness of the hedge. Under such circumstances, the ineffective portion is recorded in “Realized investment gains (losses), net".
The Company formally documents at inception all relationships between hedging instruments and hedged items, as well as its risk-management objective and strategy for undertaking various hedge transactions. This process includes linking all derivatives designated as cash flow hedges to specific assets and liabilities on the balance sheet or to specific firm commitments or forecasted transactions.
When a derivative is designated as a cash flow hedge and is determined to be highly effective, changes in its fair value are recorded in AOCI until earnings are affected by the variability of cash flows being hedged (e.g., when periodic settlements on a variable-rate asset or liability are recorded in earnings). At that time, the related portion of deferred gains or losses on the derivative instrument is reclassified and reported in the income statement line item associated with the hedged item.
If it is determined that a derivative no longer qualifies as an effective cash flow hedge or management removes the hedge designation, the derivative will continue to be carried on the balance sheet at its fair value, with changes in fair value recognized currently in “Realized investment gains (losses), net”. The component of AOCI related to discontinued cash flow hedges is reclassified to the income statement line associated with the hedged cash flows consistent with the earnings impact of the original hedged cash flows.
When hedge accounting is discontinued because the hedged item no longer meets the definition of a firm commitment, or because it is probable that the forecasted transaction will not occur by the end of the specified time period, the derivative will continue to be carried on the balance sheet at its fair value, with changes in fair value recognized currently in “Realized investment gains (losses), net”. Any asset or liability that was recorded pursuant to recognition of the firm commitment is removed from the balance

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

sheet and recognized currently in “Realized investment gains (losses), net”. Gains and losses that were in AOCI pursuant to the hedge of a forecasted transaction are recognized immediately in “Realized investment gains (losses), net”.
If a derivative does not qualify for hedge accounting, all changes in its fair value, including net receipts and payments, are included in “Realized investment gains (losses), net” without considering changes in the fair value of the economically associated assets or liabilities.
The Company is a party to financial instruments that contain derivative instruments that are “embedded” in the financial instruments. At inception, the Company assesses whether the economic characteristics of the embedded instrument are clearly and closely related to the economic characteristics of the remaining component of the financial instrument (i.e., the host contract) and whether a separate instrument with the same terms as the embedded instrument would meet the definition of a derivative instrument. When it is determined that (1) the embedded instrument possesses economic characteristics that are not clearly and closely related to the economic characteristics of the host contract, and (2) a separate instrument with the same terms would qualify as a derivative instrument, the embedded instrument qualifies as an embedded derivative that is separated from the host contract, carried at fair value, and changes in its fair value are included in “Realized investment gains (losses), net.” For certain financial instruments that contain an embedded derivative that otherwise would need to be bifurcated and reported at fair value, the Company may elect to classify the entire instrument as a trading account asset and report it within “Trading account assets, at fair value”.
The Company sells variable annuity contracts that include optional living benefit features that may be treated from an accounting perspective as embedded derivatives. The Company has reinsurance agreements to transfer the risk related to certain of these benefit features to an affiliate, Pruco Reinsurance Ltd. (“Pruco Re”). The embedded derivatives related to the living benefit features and the related reinsurance agreements are carried at fair value and included in “Future policy benefits and other policyholder liabilities” and “Reinsurance recoverables” or “Other liabilities”. respectively. Changes in the fair value are determined using valuation models as described in Note 9 and are recorded in “Realized investment gains (losses), net”.
The Company, excluding its subsidiaries, also sells certain universal life products that contain a no lapse guarantee provision that is reinsured with an affiliate, Universal Prudential Arizona Reinsurance Company (“UPARC”). The reinsurance of this no lapse guarantee results in an embedded derivative that incurs market risk primarily in the form of interest rate risk. Interest rate sensitivity can result in changes in the reinsurance recoverables that are carried at fair value and included in “Reinsurance recoverables,” and changes in “Realized investment gains (losses), net.” The Company amended or entered into multiple reinsurance transactions (see Note 12). The settlement of recapture and coinsurance premiums related to these reinsurance transactions occurred subsequent to the effective date of the reinsurance transaction. As a result, the recapture and coinsurance premiums were treated as if settled on the effective date and adjusted for the time elapsed between this date and the settlement date. This adjustment was equal to the earned interest and changes in market values from the effective date through the settlement date related to fixed maturity securities from an asset portfolio within the affiliate company. This settlement feature was accounted for as a derivative.
Short-Term and Long-Term Debt
Liabilities for short-term and long-term debt are primarily carried at an amount equal to unpaid principal balance, net of unamortized discount or premium. Original-issue discount or premium and debt-issue costs are recognized as a component of interest expense over the period the debt is expected to be outstanding, using the interest method of amortization. Interest expense is generally presented within “General, administrative and other expenses” in the Company’s Consolidated Statements of Operations. Short-term debt is debt coming due in the next twelve months, including that portion of debt otherwise classified as long-term. The short-term debt caption may exclude short-term debt items the Company intends to refinance on a long-term basis in the near term. See Note 12 for additional information regarding short-term and long-term debt.
Income Taxes
The Company is a member of the federal income tax return of Prudential Financial and primarily files separate company state and local tax returns. Pursuant to the tax allocation arrangement with Prudential Financial, total federal income tax expense is determined on a separate company basis. Members with losses record tax benefits to the extent such losses are recognized in the consolidated federal tax provision.
Deferred income taxes are recognized, based on enacted rates, when assets and liabilities have different values for financial statement and tax reporting purposes. A valuation allowance is recorded to reduce a deferred tax asset to the amount expected to be realized.
Items required by tax regulations to be included in the tax return may differ from the items reflected in the financial statements. As a result, the effective tax rate reflected in the financial statements may be different than the actual rate applied on the tax return. Some of these differences are permanent such as expenses that are not deductible in the Company’s tax return, and some differences are temporary, reversing over time, such as valuation of insurance reserves. Temporary differences create deferred tax assets and

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

liabilities. Deferred tax assets generally represent items that can be used as a tax deduction or credit in future years for which the Company has already recorded the tax benefit in the Company’s income statement. Deferred tax liabilities generally represent tax expense recognized in the Company’s financial statements for which payment has been deferred, or expenditures for which the Company has already taken a deduction in the Company’s tax returns but have not yet been recognized in the Company’s financial statements.
The application of U.S. GAAP requires the Company to evaluate the recoverability of the Company’s deferred tax assets and establish a valuation allowance if necessary to reduce the Company’s deferred tax assets to an amount that is more likely than not to be realized. Considerable judgment is required in determining whether a valuation allowance is necessary, and if so, the amount of such valuation allowance. In evaluating the need for a valuation allowance the Company may consider many factors, including: (1) the nature of the deferred tax assets and liabilities; (2) whether they are ordinary or capital; (3) in which tax jurisdictions they were generated and the timing of their reversal; (4) taxable income in prior carryback years as well as projected taxable earnings exclusive of reversing temporary differences and carryforwards; (5) the length of time that carryovers can be utilized in the various taxing jurisdictions; (6) any unique tax rules that would impact the utilization of the deferred tax assets; and (7) any tax planning strategies that the Company would employ to avoid a tax benefit from expiring unused. Although realization is not assured, management believes it is more likely than not that the deferred tax assets, net of valuation allowances, will be realized.
U.S. GAAP prescribes a comprehensive model for how a company should recognize, measure, present, and disclose in its financial statements uncertain tax positions that a company has taken or expects to take on tax returns. The application of this guidance is a two-step process, the first step being recognition. The Company determines whether it is more likely than not, based on the technical merits, that the tax position will be sustained upon examination. If a tax position does not meet the more likely than not recognition threshold, the benefit of that position is not recognized in the financial statements. The second step is measurement. The Company measures the tax position as the largest amount of benefit that is greater than 50 percent likely of being realized upon ultimate resolution with a taxing authority that has full knowledge of all relevant information. This measurement considers the amounts and probabilities of the outcomes that could be realized upon ultimate settlement using the facts, circumstances, and information available at the reporting date.
The Company’s liability for income taxes includes the liability for unrecognized tax benefits, interest and penalties which relate to tax years still subject to review by the Internal Revenue Service (“IRS”) or other taxing jurisdictions. Audit periods remain open for review until the statute of limitations has passed. Generally, for tax years which produce net operating losses, capital losses or tax credit carryforwards (“tax attributes”), the statute of limitations does not close, to the extent of these tax attributes, until the expiration of the statute of limitations for the tax year in which they are fully utilized. The completion of review or the expiration of the statute of limitations for a given audit period could result in an adjustment to the liability for income taxes. The Company classifies all interest and penalties related to tax uncertainties as income tax expense.
See Note 8 for additional information regarding income taxes.
Adoption of New Accounting Pronouncements
In August 2014, the Financial Accounting Standards Board (“FASB”) issued updated guidance (Accounting Standards Update (“ASU”) 2014-14, Receivables-Troubled Debt Restructurings by Creditors (Subtopic 310-40): Classification of Certain Government-Guaranteed Mortgage Loans upon Foreclosure) requiring that mortgage loans be derecognized and that a separate other receivable be recognized upon foreclosure if certain conditions are met. Upon foreclosure, the separate other receivable should be measured based on the amount of the loan balance (principal and interest) expected to be recovered from the guarantor. The new guidance became effective for annual periods and interim periods within those annual periods that began after December 15, 2014, and was applied prospectively. Adoption of the guidance did not have a significant effect on the Company’s consolidated financial position, results of operations or financial statement disclosures.
In June 2014, the FASB issued updated guidance (ASU 2014-11, Transfers and Servicing (Topic 860): Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures) that requires repurchase-to-maturity transactions to be accounted for as secured borrowings and eliminates existing guidance for repurchase financings. The guidance also requires new disclosures for certain transactions accounted for as secured borrowings and for transfers accounted for as sales when the transferor also retains substantially all of the exposure to the economic return on the transferred financial assets. Accounting changes and new disclosures for transfers accounted for as sales under the new guidance were effective for the first interim or annual period beginning after December 15, 2014 and did not have a significant effect on the Company's consolidated financial position, results of operations or financial statement disclosures. Disclosures for certain transactions accounted for as secured borrowings were effective for interim periods beginning after March 15, 2015 and are included in Note 3.
In January 2014, the FASB issued updated guidance (ASU 2014-04, Receivables-Troubled Debt Restructuring by Creditors (Subtopic 310-40): Reclassification of Residential Real Estate Collateralized Consumer Mortgage Loans upon Foreclosure) for

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

troubled debt restructurings clarifying when an in-substance repossession or foreclosure occurs, and when a creditor is considered to have received physical possession of residential real estate property collateralizing a consumer mortgage loan. The new guidance became effective for annual periods and interim periods within those annual periods that began after December 15, 2014, and was applied prospectively. Adoption of the guidance did not have a significant effect on the Company’s consolidated financial position, results of operations or financial statement disclosures.
In January 2014, the FASB issued updated guidance (ASU 2014-01, Investments-Equity Method and Joint Ventures (Topic 323): Accounting for Investments in Qualified Affordable Housing Projects) regarding investments in flow-through limited liability entities that manage or invest in affordable housing projects that qualify for the low-income housing tax credit. Under the guidance, an entity is permitted to make an accounting policy election to amortize the initial cost of its investment in proportion to the tax credits and other tax benefits received and recognize the net investment performance in the statement of operations as a component of income tax expense (benefit) if certain conditions are met. The new guidance became effective for annual periods and interim reporting periods within those annual periods that began after December 15, 2014. The Company did not elect the proportional amortization method under this guidance.
In December 2013, the FASB issued updated guidance (ASU 2013-12, Definition of a Public Business Entity-An Addition to the Master Glossary) establishing a single definition of a public entity for use in financial accounting and reporting guidance. The new guidance became effective for all current and future reporting periods and did not have a significant effect on the Company’s consolidated financial position, results of operations or financial statement disclosures.
In July 2013, the FASB issued updated guidance (ASU 2013-11, Income Taxes (Topic 740)): Presentation of an Unrecognized Tax Benefit When a Net Operating Loss Carryforward, a Similar Tax Loss, or a Tax Credit Carryforward Exists) regarding the presentation of unrecognized tax benefits when net operating loss carryforwards, similar tax losses, or tax credit carryforwards exist. The new guidance became effective for interim or annual reporting periods that began after December 15, 2013, and was applied prospectively. Adoption of the guidance did not have a significant effect on the Company’s consolidated financial position, results of operations or financial statement disclosures.
In July 2013, the FASB issued new guidance (ASU 2013-10, Derivatives and Hedging (Topic 815): Inclusion of the Fed Funds Effective Swap Rate (or Overnight Index Swap Rate) as a Benchmark Interest Rate for Hedge Accounting Purposes) regarding derivatives. The guidance permits the Fed Funds Effective Swap Rate (or Overnight Index Swap Rate) to be used as a U.S. benchmark interest rate for hedge accounting in addition to the United States Treasury rate and London Interbank Offered Rate (“LIBOR”). The guidance also removes the restriction on using different benchmark rates for similar hedges. The guidance became effective for qualifying new or redesignated hedging relationships entered into on or after July 17, 2013, and was applied prospectively. Adoption of the guidance did not have a significant effect on the Company’s consolidated financial position, results of operations or financial statement disclosures.
In December 2011 and January 2013, the FASB issued updated guidance (ASU 2013-01, Balance Sheet (Topic 210): Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities) regarding the disclosure of recognized derivative instruments (including bifurcated embedded derivatives), repurchase agreements and securities borrowing/lending transactions that are offset in the statement of financial position or are subject to an enforceable master netting arrangement or similar agreement (irrespective of whether they are offset in the statement of financial position). The new guidance requires an entity to disclose information on both a gross and net basis about instruments and transactions within the scope of this guidance. The new guidance became effective for interim or annual reporting periods that began on or after January 1, 2013, and was applied retrospectively for all comparative periods presented. The disclosures required by this guidance are included in Note 10.
Future Adoption of New Accounting Pronouncements
In May 2014, the FASB issued updated guidance (ASU 2014-09, Revenue from Contracts with Customers (Topic 606)) on accounting for revenue recognition. The guidance is based on the core principle that revenue is recognized to depict the transfer of goods or services to customers in an amount that reflects the consideration to which the entity expects to be entitled in exchange for those goods and services. The guidance also requires additional disclosures about the nature, amount, timing and uncertainty of revenue and cash flows arising from customer contracts, including significant judgments and changes in judgments and assets recognized from cost incurred to obtain or fulfill a contract. Revenue recognition for insurance contracts is explicitly scoped out of the guidance. In August 2015, the FASB issued an update to defer the original effective date of this guidance. As a result of the deferral, the new guidance is effective for annual periods and interim periods within those annual periods, beginning after December 15, 2017, and must be applied using one of two retrospective application methods. Early adoption is permitted only for annual reporting periods beginning after December 15, 2016, including interim reporting periods within that reporting period. The Company is currently assessing the impact of the guidance on the Company’s consolidated financial position, results of operations and financial statement disclosures.

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

In August 2014, the FASB issued updated guidance (ASU 2014-13, Consolidation (Topic 810): Measuring the Financial Assets and the Financial Liabilities of a Consolidated Collateralized Financing Entity) for measuring the financial assets and the financial liabilities of a consolidated collateralized financing entity. Under the guidance, an entity within scope is permitted to measure both the financial assets and financial liabilities of a consolidated collateralized financing entity based on either the fair value of the financial assets or the financial liabilities, whichever is more observable. If adopted, the guidance eliminates the measurement difference that exists when both are measured at fair value. The Company adopted the updated guidance effective January 1, 2016, and applied the modified retrospective method of adoption. This guidance did not have a significant impact on the Company’s consolidated financial position, results of operations, or financial statement disclosures.
In February 2015, the FASB issued updated guidance (ASU 2015-02, Consolidation (Topic 810): Amendments to Consolidation Analysis) that modifies the rules regarding consolidation. The pronouncement eliminates specialized guidance for limited partnerships and similar legal entities, and removes the indefinite deferral for certain investment funds. The new guidance is effective for annual periods and interim periods within those annual periods beginning after December 15, 2015, with early adoption permitted. The Company adopted the updated guidance effective January 1, 2016. This guidance did not have a significant impact on the Company’s consolidated financial position, results of operations, or financial statement disclosures.
In January 2016, the FASB issued updated guidance (ASU 2016-01, Financial Instruments-Overall (Subtopic 825-10): Recognition and Measurement of Financial Assets and Financial Liabilities) on the recognition and measurement of financial assets and financial liabilities. The guidance revises an entity’s accounting related to the classification and measurement of certain equity investments and the presentation of certain fair value changes for financial liabilities measured at fair value. The guidance also amends certain disclosure requirements associated with the fair value of financial instruments. The new guidance is effective for annual periods and interim reporting periods within those annual periods beginning after December 15, 2017. Early adoption is not permitted except for the provisions related to the presentation of certain fair value changes for financial liabilities measured at fair value. The Company is currently assessing the impact of the guidance on the Company’s consolidated financial position, results of operations and financial statement disclosures.

3.	INVESTMENTS
Fixed Maturities and Equity Securities
The following tables provide information relating to fixed maturities and equity securities (excluding investments classified as trading) as of the dates indicated:

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

	December 31, 2015
	Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value	OTTI in AOCI (3)
	(in thousands)
Fixed maturities, available-for-sale
U.S. Treasury securities and obligations of U.S. government authorities and agencies	$87,107	$7,170	$228	$94,049	$—
Obligations of U.S. states and their political subdivisions	602,508	24,219	1,958	624,769	—
Foreign government bonds	70,107	3,094	2,791	70,410	—
Public utilities	790,038	30,862	18,402	802,498	—
Redeemable preferred stock	5,316	1,530	145	6,701	—
All other U.S. public corporate securities	2,138,358	81,905	61,142	2,159,121	(217)
All other U.S. private corporate securities	1,085,345	26,299	13,963	1,097,681	—
All other foreign public corporate securities	270,063	8,230	6,508	271,785	—
All other foreign private corporate securities	784,283	9,933	42,528	751,688	—
Asset-backed securities (1)	431,578	6,203	2,650	435,131	(3,056)
Commercial mortgage-backed securities	396,160	10,614	2,429	404,345	—
Residential mortgage-backed securities (2)	114,943	7,876	65	122,754	(690)
Total fixed maturities, available-for-sale	$6,775,806	$217,935	$152,809	$6,840,932	$(3,963)
Equity securities, available-for-sale
Common stocks:
Mutual funds	$54,543	$256	$3,030	$51,769
Public utilities	66	2	29	39
Industrial, miscellaneous & other	—	165	—	165
Non-redeemable preferred stocks	—	—	—	—
Total equity securities, available-for-sale	$54,609	$423	$3,059	$51,973

(1)	Includes credit-tranched securities collateralized by sub-prime mortgages, auto loans, credit cards, education loans, and other asset types.

(2)	Includes publicly-traded agency pass-through securities and collateralized mortgage obligations.

(3)
Represents the amount of OTTI losses in AOCI, which were not included in earnings. Amount excludes $9 million of net unrealized gains on impaired available-for-sale securities relating to changes in the value of such securities subsequent to the impairment measurement date.

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

	December 31, 2014(4)
	Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value	OTTI in AOCI (3)
	(in thousands)
Fixed maturities, available-for-sale
U.S. Treasury securities and obligations of U.S. government authorities and agencies	$83,372	$8,711	$1	$92,082	$—
Obligations of U.S. states and their political subdivisions	310,518	15,323	187	325,654	—
Foreign government bonds	35,228	3,284	14	38,498	—
Public utilities	683,652	62,060	3,288	742,424	—
Redeemable preferred stock	3,185	763	137	3,811	—
All other U.S. public corporate securities	2,042,843	143,969	10,280	2,176,532	(247)
All other U.S. private corporate securities	983,361	47,266	2,106	1,028,521	—
All other foreign public corporate securities	182,884	12,468	1,019	194,333	—
All other foreign private corporate securities	534,716	24,236	7,415	551,537	—
Asset-backed securities (1)	395,180	8,281	1,210	402,251	(3,531)
Commercial mortgage-backed securities	482,769	17,978	1,868	498,879	—
Residential mortgage-backed securities (2)	129,165	10,902	25	140,042	(836)
Total fixed maturities, available-for-sale	$5,866,873	$355,241	$27,550	$6,194,564	$(4,614)
Equity securities, available-for-sale
Common stocks:
Mutual funds	$28,470	$468	$295	$28,643
Public utilities	66	23	—	89
Industrial, miscellaneous & other	5	173	—	178
Non-redeemable preferred stocks	340	250	—	590
Total equity securities, available-for-sale	$28,881	$914	$295	$29,500

(1)	Includes credit-tranched securities collateralized by sub-prime mortgages, auto loans, credit cards, education loans, and other asset types.

(2)	Includes publicly-traded agency pass-through securities and collateralized mortgage obligations.

(3)
Represents the amount of OTTI losses in AOCI, which were not included in earnings. Amount excludes $10 million of net unrealized gains on impaired available-for-sale securities relating to changes in the value of such securities subsequent to the impairment measurement date.

(4)	Prior period amounts are presented on a basis consistent with the current period presentation.
The amortized cost and fair value of fixed maturities by contractual maturities at December 31, 2015, are as follows:

	Available-for-Sale
	Amortized Cost	Fair Value
	(in thousands)
Due in one year or less	$264,119	$262,759
Due after one year through five years	1,133,468	1,171,399
Due after five years through ten years	1,423,371	1,418,482
Due after ten years	3,012,167	3,026,062
Asset-backed securities	431,578	435,131
Commercial mortgage-backed securities	396,160	404,345
Residential mortgage-backed securities	114,943	122,754
Total	$6,775,806	$6,840,932
Actual maturities may differ from contractual maturities because issuers may have the right to call or prepay obligations. Asset-backed, commercial mortgage-backed and residential mortgage-backed securities are shown separately in the table above as they are not due at a single maturity date.
The following table depicts the sources of fixed maturity and equity security proceeds and related investment gains (losses), as well as losses on impairments of both fixed maturities and equity securities:

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

	2015	2014	2013
		(in thousands)
Fixed maturities, available-for-sale
Proceeds from sales	$171,589	$245,618	$816,125
Proceeds from maturities/repayments	642,503	656,249	760,433
Gross investment gains from sales, prepayments and maturities	12,496	20,394	60,261
Gross investment losses from sales and maturities	(1,528)	(2,704)	(22,380)
Equity securities, available-for-sale
Proceeds from sales	$5,732	$17,873	$13,606
Gross investment gains from sales	400	1,085	1,337
Gross investment losses from sales	—	—	(791)
Fixed maturity and equity security impairments
Net writedowns for other-than-temporary impairment losses on fixed maturities recognized in earnings (1)	$(1,463)	$(127)	$(4,441)
Writedowns for impairments on equity securities	(3)	—	(67)

(1)
Excludes the portion of OTTI recorded in “Other comprehensive income (loss),” representing any difference between the fair value of the impaired debt security and the net present value of its projected future cash flows at the time of the impairment.

As discussed in Note 2, a portion of certain OTTI losses on fixed maturity securities is recognized in “Other comprehensive income” (“OCI”). For these securities, the net amount recognized in earnings (“credit loss impairments”) represents the difference between the amortized cost of the security and the net present value of its projected future cash flows discounted at the effective interest rate implicit in the debt security prior to impairment. Any remaining difference between the fair value and amortized cost is recognized in OCI. The following table sets forth the amount of pre-tax credit loss impairments on fixed maturity securities held by the Company as of the dates indicated, for which a portion of the OTTI loss was recognized in OCI, and the corresponding changes in such amounts.

	Year Ended December 31,
	2015	2014
	(in thousands)
Balance, beginning of period	$8,729	$14,660
Credit loss impairments previously recognized on securities which matured, paid down, prepaid or were sold during the period	(1,719)	(6,533)
Credit loss impairments recognized in the current period on securities not previously impaired	—	—
Additional credit loss impairments recognized in the current period on securities previously impaired	71	—
Increases due to the passage of time on previously recorded credit losses	213	1,098
Accretion of credit loss impairments previously recognized due to an increase in cash flows expected to be collected	(253)	(496)
Balance, end of period	$7,041	$8,729

Trading Account Assets
The following table sets forth the composition of “Trading account assets” as of the dates indicated:

	December 31, 2015		December 31, 2014
	Amortized Cost	Fair Value	Amortized Cost	Fair Value
	(in thousands)
Fixed maturities	$50,565	$46,364	$43,490	$44,121
Equity securities	14,761	18,248	3,447	5,540
Total trading account assets	$65,326	$64,612	$46,937	$49,661
The net change in unrealized gains (losses) from trading account assets still held at period end, recorded within “Other income,” was $(3.4) million, $(0.7) million and $2.7 million during the years ended December 31, 2015, 2014 and 2013, respectively.

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

Commercial Mortgage and Other Loans
The Company’s commercial mortgage and other loans are comprised as follows, as of the dates indicated:

	December 31, 2015		December 31, 2014
	Amount (in thousands)	% of Total	Amount (in thousands)	% of Total
Commercial mortgage and agricultural property loans by property type:
Retail	$440,767	26.7%	$439,679	26.2%
Apartments/Multi-Family	445,379	27.0	401,568	23.9
Industrial	254,884	15.4	286,104	17.1
Office	226,332	13.6	244,072	14.6
Other	92,581	5.6	99,083	5.9
Hospitality	85,910	5.2	92,126	5.5
Total commercial mortgage loans	1,545,853	93.5	1,562,632	93.2
Agricultural property loans	106,623	6.5	114,665	6.8
Total commercial mortgage and agricultural property loans by property type	1,652,476	100.0%	1,677,297	100.0%
Valuation allowance	(2,651)		(4,154)
Total net commercial mortgage and agricultural property loans by property type	1,649,825		1,673,143
Other loans
Uncollateralized loans	8,410		8,410
Valuation allowance	—		—
Total net other loans	8,410		8,410
Total commercial mortgage and other loans	$1,658,235		$1,681,553
The commercial mortgage and agricultural property loans are geographically dispersed throughout the United States (with the largest concentrations in California (23%), Texas (12%), and New Jersey (9%)) and include loans secured by properties in Australia and Europe at December 31, 2015.
Activity in the allowance for credit losses for all commercial mortgage and other loans, as of the dates indicated, is as follows:

	December 31, 2015	December 31, 2014	December 31, 2013
	(in thousands)
Allowance for credit losses, beginning of year	$4,154	$8,904	$6,028
Addition to (release of) allowance for losses	(1,503)	(1,832)	2,876
Charge-offs, net of recoveries	—	(2,918)	—
Total ending balance (1)	$2,651	$4,154	$8,904

(1)	Agricultural loans represent less than $0.1 million of the ending allowance at both December 31, 2015 and 2014 and $0.3 million at December 31, 2013.

The following tables set forth the allowance for credit losses and the recorded investment in commercial mortgage and other loans as of the dates indicated:

	December 31, 2015	December 31, 2014
	(in thousands)
Allowance for Credit Losses:
Individually evaluated for impairment (1)	$—	$940
Collectively evaluated for impairment (2)	2,651	3,214
Total ending balance	$2,651	$4,154
Recorded Investment (3):
Gross of reserves: individually evaluated for impairment (1)	$287	$15,875
Gross of reserves: collectively evaluated for impairment (2)	1,660,599	1,669,832
Total ending balance, gross of reserves	$1,660,886	$1,685,707

(1)
There were $0.3 million and $0.0 million agricultural loans individually evaluated for impairment at December 31, 2015 and 2014, respectively. There were no uncollateralized loans individually evaluated for impairment at both December 31, 2015 and 2014.

(2)
Agricultural loans collectively evaluated for impairment had a recorded investment of $107 million and $115 million at December 31, 2015 and 2014, respectively, and a related allowance of less than $0.1 million at both period ends. Uncollateralized loans collectively evaluated for impairment had a recorded investment of $8 million at both December 31, 2015 and 2014, and no related allowance at both period ends.

(3)	Recorded investment reflects the balance sheet carrying value gross of related allowance.

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

Impaired loans include those loans for which it is probable that all amounts due will not be collected according to the contractual terms of the loan agreement. There were no impaired commercial mortgage and other loans identified in management’s specific review of probable loan losses and no related allowance as of December 31, 2015. Impaired commercial mortgage and other loans identified in management’s specific review of probable loan losses as of December 31, 2014, had a recorded investment and unpaid principal balance of $15.9 million and related allowance of $0.9 million, primarily related to other property types. At both December 31, 2015 and 2014, the Company held no impaired agricultural or uncollateralized loans. Net investment income recognized on impaired commercial mortgage loans totaled $0.8 million for the years ended December 31, 2015 and 2014.
Impaired commercial mortgage and other loans with no allowance for losses are loans in which the fair value of the collateral or the net present value of the loans’ expected future cash flows equals or exceeds the recorded investment. The Company had no such loans at both December 31, 2015 and 2014. See Note 2 for information regarding the Company’s accounting policies for non-performing loans.
The following tables set forth certain key credit quality indicators as of December 31, 2015 and 2014, based upon the recorded investment gross of allowance for credit losses.
Total commercial mortgage and agricultural property loans

	Debt Service Coverage Ratio - December 31, 2015
	Greater than 1.2X	1.0X to <1.2X	Less than 1.0X	Total
	(in thousands)
Loan-to-Value Ratio
0%-59.99%	$1,004,751	$35,579	$6,762	$1,047,092
60%-69.99%	378,799	4,969	4,016	387,784
70%-79.99%	197,208	12,471	—	209,679
Greater than 80%	—	2,938	4,983	7,921
Total commercial mortgage and agricultural property loans	$1,580,758	$55,957	$15,761	$1,652,476

	Debt Service Coverage Ratio - December 31, 2014
	Greater than 1.2X	1.0X to <1.2X	Less than 1.0X	Total
	(in thousands)
Loan-to-Value Ratio
0%-59.99%	$997,610	$24,491	$9,393	$1,031,494
60%-69.99%	372,958	15,741	13,981	402,680
70%-79.99%	177,956	31,463	3,493	212,912
Greater than 80%	2,991	22,068	5,152	30,211
Total commercial mortgage and agricultural property loans	$1,551,515	$93,763	$32,019	$1,677,297

As of December 31, 2015 and 2014, $1.7 billion of commercial mortgage and other loans were in current status. As of December 31, 2015 and 2014, $0.3 million and $0 of commercial mortgage and other loans were classified as past due, respectively. The Company defines current in its aging of past due commercial mortgage and other loans as less than 30 days past due.
Based upon the recorded investment gross of allowance for credit losses, there were no commercial mortgage and other loans in nonaccrual status as of December 31, 2015. Based upon the recorded investment gross of allowance for credit losses, $15.9 million of commercial mortgage and other loans were in nonaccrual status as of December 31, 2014. Nonaccrual loans are those on which the accrual of interest has been suspended after the loans become 90 days delinquent as to principal or interest payments, or earlier when the Company has doubts about collectability and loans for which a loan specific reserve has been established. See Note 2 for further discussion regarding nonaccrual status loans.
For the years ended December 31, 2015 and 2014, there were no commercial mortgage and other loans acquired, other than those through direct origination, nor were there any commercial mortgage and other loans sold.
The Company’s commercial mortgage and other loans may occasionally be involved in a troubled debt restructuring. As of both December 31, 2015 and 2014, the Company had no significant commitments to borrowers that have been involved in a troubled debt restructuring. For the years ended December 31, 2015 and 2014, there were no new troubled debt restructurings related to commercial mortgage and other loans and no payment defaults on commercial mortgage and other loans that were modified as a troubled debt restructuring within the 12 months preceding each respective year. See Note 2 for additional information relating to the accounting for troubled debt restructurings.

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

As of both December 31, 2015 and 2014, the Company did not have any foreclosed residential real estate property.

Other Long-Term Investments
The following table sets forth the composition of “Other long-term investments” at December 31 for the years indicated.

	2015	2014
	(in thousands)
Company’s investment in separate accounts	$28,567	$25,761
Joint ventures and limited partnerships	280,570	244,330
Derivatives	70,100	28,052
Total other long-term investments	$379,237	$298,143

As of both December 31, 2015 and 2014, the Company had no significant equity method investments.

Net Investment Income
Net investment income for the years ended December 31, was from the following sources:

	2015	2014	2013
	(in thousands)
Fixed maturities, available-for-sale	$269,073	$262,532	$278,747
Equity securities, available-for-sale	2	2	1
Trading account assets	2,800	1,018	657
Commercial mortgage and other loans	86,354	81,848	84,006
Policy loans	62,304	60,847	59,287
Short-term investments and cash equivalents	1,042	528	654
Other long-term investments	17,739	16,962	15,023
Gross investment income	439,314	423,737	438,375
Less: investment expenses	(22,727)	(19,719)	(19,364)
Net investment income	$416,587	$404,018	$419,011
Carrying value for non-income producing assets included $0.4 million in fixed maturities as of December 31, 2015. Non-income producing assets represent investments that have not produced income for the twelve months preceding December 31, 2015.
As of both December 31, 2015 and 2014, the Company had no significant low income housing tax credit investments.

Realized Investment Gains (Losses), Net
Realized investment gains (losses), net, for the years ended December 31, were from the following sources:

	2015	2014	2013
	(in thousands)
Fixed maturities	$9,505	$17,563	$33,440
Equity securities	397	1,085	480
Commercial mortgage and other loans	1,503	4,644	5,494
Joint ventures and limited partnerships	320	210	(83)
Derivatives	(220,292)	90,556	(52,799)
Other	29	9	18
Realized investment gains (losses), net	$(208,538)	$114,067	$(13,450)

Accumulated Other Comprehensive Income (Loss)
The balance of and changes in each component of “Accumulated other comprehensive income (loss)” for the years ended December 31, are as follows:

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

	Accumulated Other Comprehensive Income (Loss)
	Foreign Currency Translation Adjustment	Net Unrealized Investment Gains (Losses) (1)	Total Accumulated Other Comprehensive Income (Loss)
	(in thousands)
Balance, December 31, 2012	$257	$267,204	$267,461
Change in component during period (2)	146	(210,961)	(210,815)
Balance, December 31, 2013	$403	$56,243	$56,646
Change in component during period (2)	(470)	122,515	122,045
Balance, December 31, 2014	$(67)	$178,758	$178,691
Change in other comprehensive income before reclassifications	(507)	(164,799)	(165,306)
Amounts reclassified from AOCI	—	(9,902)	(9,902)
Income tax benefit (expense)	177	61,145	61,322
Balance, December 31, 2015	$(397)	$65,202	$64,805

(1)	Includes cash flow hedges of $48 million, $12 million, and $(5) million as of December 31, 2015, 2014 and 2013, respectively.

(2)	Net of taxes.
Reclassifications out of Accumulated Other Comprehensive Income (Loss)

	Year Ended December 31, 2015	Year Ended December 31, 2014	Year Ended December 31, 2013
	(in thousands)
Amounts reclassified from AOCI (1)(2):
Net unrealized investment gains (losses):
Cash flow hedges—Currency/Interest rate (3)	$4,286	$6,594	$329
Net unrealized investment gains (losses) on available-for-sale securities (4)	5,616	12,055	33,591
Total net unrealized investment gains (losses)	9,902	18,649	33,920
Total reclassifications for the period	$9,902	$18,649	$33,920

(1)	All amounts are shown before tax.

(2)	Positive amounts indicate gains/benefits reclassified out of AOCI. Negative amounts indicate losses/costs reclassified out of AOCI.

(3)	See Note 10 for additional information on cash flow hedges.

(4)
See table below for additional information on unrealized investment gains (losses), including the impact on deferred policy acquisition and other costs, future policy benefits and policyholders’ account balances.

Net Unrealized Investment Gains (Losses)
Net unrealized investment gains and losses on securities classified as available-for-sale and certain other long-term investments and other assets are included in the Company’s Consolidated Statements of Financial Position as a component of AOCI. Changes in these amounts include reclassification adjustments to exclude from “Other comprehensive income (loss)” those items that are included as part of “Net income” for a period that had been part of “Other comprehensive income (loss)” in earlier periods. The amounts for the periods indicated below, split between amounts related to fixed maturity securities on which an OTTI loss has been recognized, and all other net unrealized investment gains and losses, are as follows:

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

Net Unrealized Investment Gains and Losses on Fixed Maturity Securities on which an OTTI loss has been recognized

	Net Unrealized Gains (Losses) on Investments	Deferred Policy Acquisition Costs and Other Costs	Future Policy Benefits and Policyholders’ Account Balances(2)	Deferred Income Tax (Liability) Benefit	Accumulated Other Comprehensive Income (Loss) Related To Net Unrealized Investment Gains (Losses)
	(in thousands)
Balance, December 31, 2012	$(618)	$295	$563	$(115)	$125
Net investment gains (losses) on investments arising during the period	1,053	—	—	(369)	684
Reclassification adjustment for (gains) losses included in net income	4,114	—	—	(1,440)	2,674
Reclassification adjustment for OTTI losses excluded from net income(1)	(51)	—	—	18	(33)
Impact of net unrealized investment (gains) losses on deferred policy acquisition costs and other costs	—	(3,619)	—	1,266	(2,353)
Impact of net unrealized investment (gains) losses on future policy benefits and policyholders’ account balances	—	—	1,256	(439)	817
Balance, December 31, 2013	$4,498	$(3,324)	$1,819	$(1,079)	$1,914
Net investment gains (losses) on investments arising during the period	996	—	—	(348)	648
Reclassification adjustment for (gains) losses included in net income	(161)	—	—	56	(105)
Reclassification adjustment for OTTI losses excluded from net income(1)	—	—	—	—	—
Impact of net unrealized investment (gains) losses on deferred policy acquisition costs and other costs	—	786	—	(275)	511
Impact of net unrealized investment (gains) losses on future policy benefits and policyholders’ account balances	—	—	(591)	206	(385)
Balance, December 31, 2014	$5,333	$(2,538)	$1,228	$(1,440)	$2,583
Net investment gains (losses) on investments arising during the period	107	—	—	(37)	70
Reclassification adjustment for (gains) losses included in net income	(251)	—	—	88	(163)
Reclassification adjustment for OTTI losses excluded from net income(1)	7	—	—	(2)	5
Impact of net unrealized investment (gains) losses on deferred policy acquisition costs and other costs	—	1,188	—	(416)	772
Impact of net unrealized investment (gains) losses on future policy benefits and policyholders’ account balances	—	—	(114)	40	(74)
Balance, December 31, 2015	$5,196	$(1,350)	$1,114	$(1,767)	$3,193

(1)	Represents "transfers in" related to the portion of OTTI losses recognized during the period that were not recognized in earnings for securities with no prior OTTI loss.

(2)	Balances are net of reinsurance.

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

All Other Net Unrealized Investment Gains and Losses in AOCI

	Net Unrealized Gains (Losses) on Investments(2)	Deferred Policy Acquisition Costs and Other Costs	Future Policy Benefits and Policyholders’ Account Balances(3)	Deferred Income Tax (Liability) Benefit	Accumulated Other Comprehensive Income (Loss) Related To Net Unrealized Investment Gains (Losses)
	(in thousands)
Balance, December 31, 2012	$505,100	$(220,208)	$125,833	$(143,646)	$267,079
Net investment gains (losses) on investments arising during the period	(343,964)	—	—	120,388	(223,576)
Reclassification adjustment for (gains) losses included in net income	(38,034)	—	—	13,312	(24,722)
Reclassification adjustment for OTTI losses excluded from net income(1)	51	—	—	(18)	33
Impact of net unrealized investment (gains) losses on deferred policy acquisition costs and other costs	—	177,178	—	(62,012)	115,166
Impact of net unrealized investment (gains) losses on future policy benefits and policyholders’ account balances	—	—	(122,540)	42,889	(79,651)
Balance, December 31, 2013	$123,153	$(43,030)	$3,293	$(29,087)	$54,329
Net investment gains (losses) on investments arising during the period	239,912	—	—	(83,969)	155,943
Reclassification adjustment for (gains) losses included in net income	(18,488)	—	—	6,471	(12,017)
Reclassification adjustment for OTTI losses excluded from net income(1)	—	—	—	—	—
Impact of net unrealized investment (gains) losses on deferred policy acquisition costs and other costs	—	(69,799)	—	24,430	(45,369)
Impact of net unrealized investment (gains) losses on future policy benefits and policyholders’ account balances	—	—	35,829	(12,540)	23,289
Balance, December 31, 2014	$344,577	$(112,829)	$39,122	$(94,695)	$176,175
Net investment gains (losses) on investments arising during the period	(223,082)	—	—	78,078	(145,004)
Reclassification adjustment for (gains) losses included in net income	(9,651)	—	—	3,378	(6,273)
Reclassification adjustment for OTTI losses excluded from net income(1)	(7)	—	—	2	(5)
Impact of net unrealized investment (gains) losses on deferred policy acquisition costs and other costs	—	93,577	—	(32,752)	60,825
Impact of net unrealized investment (gains) losses on future policy benefits and policyholders’ account balances	—	—	(36,475)	12,766	(23,709)
Balance, December 31, 2015	$111,837	$(19,252)	$2,647	$(33,223)	$62,009

(1)	Represents "transfers in" related to the portion of OTTI losses recognized during the period that were not recognized in earnings for securities with no prior OTTI loss.

(2)	Includes cash flow hedges. See Note 10 for information on cash flow hedges.

(3)	Balances are net of reinsurance.

Net Unrealized Gains (Losses) on Investments by Asset Class
The table below presents net unrealized gains (losses) on investments by asset class as of the dates indicated:

	2015	2014	2013

	(in thousands)
Fixed maturity securities on which an OTTI loss has been recognized	$5,196	$5,333	$4,498
Fixed maturity securities, available-for-sale—all other	59,930	322,358	107,970
Equity securities, available-for-sale	(2,636)	619	204
Derivatives designated as cash flow hedges(1)	48,271	11,585	(4,701)
Other investments	6,272	10,015	19,680
Net unrealized gains (losses) on investments	$117,033	$349,910	$127,651

(1)	See Note 10 for more information on cash flow hedges.

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

Duration of Gross Unrealized Loss Positions for Fixed Maturities and Equity Securities
The following table shows the fair value and gross unrealized losses aggregated by investment category and length of time that individual fixed maturity securities and equity securities have been in a continuous unrealized loss position, at December 31 for the years indicated:

	2015
	Less than twelve months		Twelve months or more		Total
	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses
	(in thousands)
Fixed maturities, available-for-sale
U.S. Treasury securities and obligations of
U.S. government authorities and agencies	$5,985	$228	$—	$—	$5,985	$228
Obligations of U.S. states and their political subdivisions	77,756	1,958	—	—	77,756	1,958
Foreign government bonds	44,854	1,940	1,813	851	46,667	2,791
Public utilities	323,086	13,151	26,094	5,251	349,180	18,402
All other U.S. public corporate securities	802,158	49,343	61,110	11,799	863,268	61,142
All other U.S. private corporate securities	323,218	12,476	17,103	1,487	340,321	13,963
All other foreign public corporate securities	121,662	5,098	6,079	1,410	127,741	6,508
All other foreign private corporate securities	284,191	14,234	154,791	28,439	438,982	42,673
Asset-backed securities	249,084	1,565	93,675	1,085	342,759	2,650
Commercial mortgage-backed securities	129,765	2,350	4,221	79	133,986	2,429
Residential mortgage-backed securities	18,435	59	1,519	6	19,954	65
Total	$2,380,194	$102,402	$366,405	$50,407	$2,746,599	$152,809
Equity securities, available-for-sale	$35,869	$2,339	$9,281	$720	$45,150	$3,059

	2014(1)
	Less than twelve months		Twelve months or more		Total
	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses
	(in thousands)
Fixed maturities, available-for-sale
U.S. Treasury securities and obligations of
U.S. government authorities and agencies	$994	$1	$—	$—	$994	$1
Obligations of U.S. states and their political subdivisions	9,852	125	2,886	62	12,738	187
Foreign government bonds	2,246	14	—	—	2,246	14
Public utilities	30,974	1,618	45,756	1,670	76,730	3,288
All other U.S. public corporate securities	130,922	3,385	221,396	6,895	352,318	10,280
All other U.S. private corporate securities	73,317	1,475	26,781	631	100,098	2,106
All other foreign public corporate securities	15,768	1,019	—	—	15,768	1,020
All other foreign private corporate securities	136,341	7,315	12,808	237	149,149	7,551
Asset-backed securities	209,774	737	54,711	473	264,485	1,210
Commercial mortgage-backed securities	15,824	155	87,606	1,713	103,430	1,868
Residential mortgage-backed securities	776	11	3,878	14	4,654	25
Total	$626,788	$15,855	$455,822	$11,695	$1,082,610	$27,550
Equity securities, available-for-sale	$14,706	$295	$—	$—	$14,706	$295

(1)	Prior period amounts are presented on a basis consistent with the current period presentation.

The gross unrealized losses on fixed maturity securities at December 31, 2015 and 2014, were composed of $133.6 million and $21.3 million, respectively, related to high or highest quality securities based on the National Association of Insurance Commissioners (“NAIC”) or equivalent rating and $19.2 million and $6.3 million, respectively, related to other than high or highest quality securities based on NAIC or equivalent rating. At December 31, 2015, the $50.4 million of gross unrealized losses of twelve months or more were concentrated in the energy, consumer non-cyclical, utility and finance sectors of the Company’s corporate securities. At December 31, 2014, the $11.7 million of gross unrealized losses of twelve months or more were concentrated in the

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

energy, consumer non-cyclical, consumer cyclical and utility sectors of the Company’s corporate securities and commercial-mortgage backed securities. In accordance with its policy described in Note 2, the Company concluded that an adjustment to earnings for OTTI for these securities was not warranted at December 31, 2015 or 2014. These conclusions are based on a detailed analysis of the underlying credit and cash flows on each security. The gross unrealized losses are primarily attributable to general credit spread widening and foreign currency exchange rate movements. At December 31, 2015, the Company does not intend to sell these securities and it is not more likely than not that the Company will be required to sell these securities before the anticipated recovery of its remaining amortized cost basis.
At both December 31, 2015 and 2014, none of the gross unrealized losses related to equity securities represented declines in value of greater than 20%. In accordance with its policy described in Note 2, the Company concluded that an adjustment for OTTI for these equity securities was not warranted at either December 31, 2015 or 2014.
Securities Lending and Repurchase Agreements
In the normal course of business, the Company sells securities under agreements to repurchase and enters into securities lending transactions. As of December 31, 2015, the Company had $40 million of securities lending transactions recorded as "Cash collateral for loaned securities," comprised of $33 million in corporate securities and $7 million in foreign government bonds. Of the $40 million of securities lending transactions, $38 million have a remaining contractual maturity that is overnight and continuous, while the other $2 million have a remaining contractual maturity of up to thirty days. As of December 31, 2015, the Company had no repurchase transactions.
Securities Pledged, Restricted Assets and Special Deposits
The Company pledges as collateral investment securities it owns to unaffiliated parties through certain transactions, including securities lending, securities sold under agreements to repurchase, collateralized borrowings and postings of collateral with derivative counterparties. At December 31, the carrying value of investments pledged to third parties as reported in the Consolidated Statements of Financial Position included the following:

	2015	2014
	(in thousands)
Fixed maturity securities, available-for-sale	$38,421	$63,100
Total securities pledged	$38,421	$63,100
As of December 31, 2015 and 2014, the carrying amount of the associated liabilities supported by the pledged collateral was $40 million and $65 million, respectively, all of which was “Cash collateral for loaned securities.”
In the normal course of its business activities, the Company accepts collateral that can be sold or repledged. The primary sources of this collateral are securities purchased under agreements to resell. The fair value of this collateral was $156 million and $94 million at December 31, 2015 and 2014, respectively, none of which had either been sold or repledged.
Fixed maturities of $4 million at both December 31, 2015 and 2014 were on deposit with governmental authorities or trustees as required by certain insurance laws.

4.	DEFERRED POLICY ACQUISITION COSTS
The balances of and changes in DAC as of and for the years ended December 31, were as follows:

	2015	2014	2013
	(in thousands)
Balance, beginning of year	$5,066,855	$5,034,299	$3,679,061
Capitalization of commissions, sales and issue expenses	616,002	626,718	822,075
Amortization-Impact of assumption and experience unlocking and true-ups	108,563	272,385	(9,167)
Amortization-All other	(771,207)	(708,554)	533,478
Change in unrealized investment gains and losses	91,160	(67,056)	167,880
Ceded DAC upon Coinsurance Treaty with PAR U and PURC (See Note 12)	—	(90,937)	(159,028)
Balance, end of year	$5,111,373	$5,066,855	$5,034,299
DAC include reductions in capitalization and amortization related to reinsurance expense allowances resulting from the coinsurance treaties with PARCC, PAR Term, Term Re, PAR U and PURC, reductions for the initial balance transferred to PAR U and PURC at inception of the coinsurance agreements and the pass through of the GUL business related to the acquisition of The Hartford Life business assumed from Prudential Insurance and subsequently retroceded to PAR U as discussed in Note 12.

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

Capitalization balances related to reinsurance amounted to $435 million, $337 million and $285 million in 2015, 2014 and 2013, respectively. Amortization balances related to reinsurance amounted to $150 million, $204 million and $89 million in 2015, 2014 and 2013, respectively. Reinsurance impacts to the change in unrealized gains/(losses) resulted in decreases in the deferred acquisition cost asset of $127 million and $161 million in 2015 and 2013, respectively, and an increase in the deferred acquisition cost asset of $142 million in 2014.

5.	POLICYHOLDERS’ LIABILITIES
Future Policy Benefits
Future policy benefits at December 31, are as follows:

	2015	2014

	(in thousands)
Life insurance – domestic	$8,109,868	$7,285,791
Life insurance – Taiwan	1,163,999	1,151,882
Individual and group annuities and supplementary contracts	519,462	457,324
Other contract liabilities	5,238,061	5,020,333
Total future policy benefits and other policyholder liabilities	$15,031,390	$13,915,330
Life insurance liabilities include reserves for death benefits. Individual and group annuities and supplementary contract liabilities include reserves for life contingent immediate annuities and life contingent group annuities. Other contract liabilities include unearned premiums and certain other reserves for annuities and individual life products.
Future policy benefits for domestic and Taiwan individual non-participating traditional life insurance policies are generally equal to the present value of future benefit payments and related expenses, less the present value of future net premiums. Assumptions as to mortality, morbidity and persistency are based on the Company’s experience, industry data, and/or other factors, when the basis of the reserve is established. Interest rates used in the determination of the present values range from 2.3% to 7.8% for setting domestic insurance reserves and 6.2% to 7.4% for setting Taiwan reserves.
Future policy benefits for individual and group annuities and supplementary contracts with life contingencies are generally equal to the present value of expected future payments. Assumptions as to mortality are based on the Company’s experience, industry data, and/or other factors, when the basis of the reserve is established. The interest rates used in the determination of the present values generally range from 0.0% to 8.8%, with approximately 0.9% of the reserves based on an interest rate in excess of 8.0%.
The Company’s liability for future policy benefits are primarily liabilities for guaranteed benefit related to certain long-duration life and annuity contracts. Liabilities for guaranteed benefits with embedded derivative features are primarily in "Other contract liabilities" in the table above. The remaining liabilities for guaranteed benefits are primarily reflected with the underlying contract. The interest rates used in the determination of the present values range from 0.9% to 4.4%. See Note 6 for additional information regarding liabilities for guaranteed benefits related to certain long-duration contracts.
Policyholders’ Account Balances
Policyholders’ account balances at December 31, for the years indicated were as follows:

	2015	2014

	(in thousands)
Universal life contracts	$13,304,213	$11,906,915
Individual annuities	2,549,289	2,088,468
Guaranteed interest accounts	363,332	413,074
Other	947,871	841,598
Total policyholders’ account balances	$17,164,705	$15,250,055
Policyholders’ account balances represent an accumulation of account deposits plus credited interest less withdrawals, expenses and mortality charges, if applicable. These policyholders’ account balances also include provisions for benefits under non-life contingent payout annuities. Interest crediting rates range from 0.6% to 4.5% for universal life contracts. Interest crediting rates for individual annuities may range from 0.0% to 6.3%. Interest crediting rates for guaranteed interest accounts range from 1.0% to 6.0%. Interest crediting rates range from 0.5% to 8.0% for other. Included in universal life contracts at December 31, 2015, are $5.0 billion GUL business assumed from Prudential Insurance in connection with the acquisition of The Hartford Life Business.

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

6.	CERTAIN LONG-DURATION CONTRACTS WITH GUARANTEES
The Company issues variable annuity contracts through its separate accounts for which investment income and investment gains and losses accrue directly to, and investment risk is borne by, the contractholder. The Company also issues variable annuity contracts with general and separate account options where the Company contractually guarantees to the contractholder a return of no less than total deposits made to the contract less any partial withdrawals (“return of net deposits”). In certain of these variable annuity contracts, the Company also contractually guarantees to the contractholder a return of no less than (1) total deposits made to the contract less any partial withdrawals plus a minimum return (“minimum return”), and/or (2) the highest contract value on a specified date adjusted for any withdrawals (“contract value”). These guarantees include benefits that are payable in the event of death, annuitization or at specified dates during the accumulation period and withdrawal and income benefits payable during specified periods. The Company also issues annuity contracts with market value adjusted investment options (“MVAs”), which provide for a return of principal plus a fixed rate of return if held to maturity, or, alternatively, a “market adjusted value” if surrendered prior to maturity or if funds are allocated to other investment options. The market value adjustment may result in a gain or loss to the Company, depending on crediting rates or an indexed rate at surrender, as applicable. The Company also issues fixed deferred annuity contracts without MVA that have a guaranteed credited rate and annuity benefit.
In addition, the Company issues certain variable life, variable universal life and universal life contracts where the Company contractually guarantees to the contractholder a death benefit even when there is insufficient value to cover monthly mortality and expense charges, whereas otherwise the contract would typically lapse (“no lapse guarantee”). Variable life and variable universal life contracts are offered with general and separate account options similar to variable annuities.
The assets supporting the variable portion of all variable annuities are carried at fair value and reported as “Separate account assets” with an equivalent amount reported as “Separate account liabilities.” Amounts assessed against the contractholders for mortality, administration, and other services are included within revenue in “Policy charges and fee income” and changes in liabilities for minimum guarantees are generally included in “Policyholders’ benefits” or “Realized investment gains (losses), net.”
For those guarantees of benefits that are payable in the event of death, the net amount at risk is generally defined as the current guaranteed minimum death benefit in excess of the current account balance at the balance sheet date. The Company’s primary risk exposures for these contracts relates to actual deviations from, or changes to, the assumptions used in the original pricing of these products, including fixed income and equity market returns, contract lapses and contractholder mortality.
For guarantees of benefits that are payable at annuitization, the net amount at risk is generally defined as the present value of the minimum guaranteed annuity payments available to the contractholder determined in accordance with the terms of the contract in excess of the current account balance. The Company’s primary risk exposures for these contracts relates to actual deviations from, or changes to, the assumptions used in the original pricing of these products, including fixed income and equity market returns, benefit utilization, timing of annuitization, contract lapses and contractholder mortality.
For guarantees of benefits that are payable at withdrawal, the net amount at risk is generally defined as the present value of the minimum guaranteed withdrawal payments available to the contractholder determined in accordance with the terms of the contract in excess of the current account balance. For guarantees of accumulation balances, the net amount at risk is generally defined as the guaranteed minimum accumulation balance minus the current account balance. The Company’s primary risk exposures for these contracts relates to actual deviations from, or changes to, the assumptions used in the original pricing of these products, including equity market returns, interest rates, market volatility or contractholder behavior.
The Company’s contracts with guarantees may offer more than one type of guarantee in each contract; therefore, the amounts listed may not be mutually exclusive. The liabilities related to the net amount at risk are reflected within “Future policy benefits and other policyholder liabilities”. As of December 31, 2015 and 2014, the Company had the following guarantees associated with these contracts, by product and guarantee type:

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

	December 31, 2015		December 31, 2014
	In the Event of Death	At Annuitization/ Accumulation (1)	In the Event of Death	At Annuitization/ Accumulation (1)

Variable Annuity Contracts	(in thousands)
Return of Net Deposits
Account value	$79,034,807	N/A	$77,862,297	N/A
Net amount at risk	385,773	N/A	$40,701	N/A
Average attained age of contractholders	64 years	N/A	63 years	N/A
Minimum return or contract value
Account value	$20,113,504	$89,935,139	$21,123,437	$89,367,950
Net amount at risk	$2,349,232	$2,633,207	$1,365,085	$1,277,406
Average attained age of contractholders	68 years	64 years	67 years	63 years
Average period remaining until earliest expected annuitization	N/A	0	N/A	0.03 years

(1)	Includes income and withdrawal benefits as described herein

	December 31, 2015	December 31, 2014

	In the Event of Death
	(in thousands)
Variable Life, Variable Universal Life and Universal Life Contracts
No Lapse Guarantees (1)
Separate account value	$2,907,924	$3,022,615
General account value	$5,449,616	$4,560,768
Net amount at risk	$103,714,953	$88,749,362
Average attained age of contractholders	54 years	54 years

(1)	Excludes assumed reinsurance of GUL business from The Hartford Life Business that is retroceded 100% to PARU.
Account balances of variable annuity contracts with guarantees were invested in separate account investment options as follows:

	December 31, 2015	December 31, 2014

	(in thousands)
Equity funds	$59,671,583	$60,982,384
Bond funds	33,045,700	30,825,335
Money market funds	3,808,758	4,928,870
Total	$96,526,041	$96,736,589
In addition to the above mentioned amounts invested in separate account investment options, $2.6 billion and $2.2 billion of account balances of variable annuity contracts with guarantees, inclusive of contracts with MVA feature, were invested in general account investment options as of December 31, 2015 and 2014, respectively. For the years ended December 31, 2015, 2014 and 2013 there were no transfers of assets, other than cash, from the general account to any separate account, and accordingly no gains or losses recorded.
Liabilities for Guarantee Benefits
The table below summarizes the changes in general account liabilities for guarantees on variable contracts. The liabilities for guaranteed minimum death benefits (“GMDB”) and guaranteed minimum income benefits (“GMIB”) are included in “Future policy benefits and other policyholder liabilities” and the related changes in the liabilities are included in “Policyholders' benefits”. Guaranteed minimum income and withdrawal benefits (“GMIWB”), guaranteed minimum withdrawal benefits (“GMWB”) and guaranteed minimum accumulation benefits (“GMAB”) features are accounted for as embedded derivatives and are recorded at fair value within “Future policy benefits and other policyholder liabilities”. Changes in the fair value of these derivatives, including changes in the Company’s own risk of non-performance, along with any fees attributed or payments made relating to the derivative, are recorded in “Realized investment gains (losses), net.” See Note 9 for additional information regarding the methodology used in determining the fair value of these embedded derivatives.

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

	GMDB		GMIB	GMWB/GMIWB/ GMAB	Total
	Variable Annuity	Variable Life, Variable Universal Life & Universal Life	Variable Annuity
	(in thousands)
Balance as of December 31, 2012	$202,067	$304,987	$54,386	$1,417,890	$1,979,330
Incurred guarantee benefits (1) (2)	28,033	101,484	(30,882)	(1,766,290)	(1,667,655)
Paid guarantee benefits	(26,306)	(3,090)	(1,148)	—	(30,544)
Other (3)	4,060	1,340,869	98	—	1,345,027
Balance as of December 31, 2013	$207,854	$1,744,250	$22,454	$(348,400)	$1,626,158
Incurred guarantee benefits (1)(2)	131,594	785,583	17,905	5,342,010	6,277,092
Paid guarantee benefits	(22,079)	(18,192)	(853)	—	(41,124)
Other	3,848	283,668	175	—	287,691
Balance as of December 31, 2014	$321,217	$2,795,309	$39,681	$4,993,610	$8,149,817
Incurred guarantee benefits (1) (2)	95,747	509,723	(6,900)	211,825	810,395
Paid guarantee benefits	(34,021)	(21,811)	(1,938)	—	(57,770)
Other	(6,049)	(193,207)	(225)	—	(199,481)
Balance as of December 31, 2015	$376,894	$3,090,014	$30,618	$5,205,435	$8,702,961

(1)
Incurred guarantee benefits include the portion of assessments established as additions to reserves as well as changes in estimates affecting the reserves. Also includes changes in the fair value of features accounted for as embedded derivatives.

(2)	Incurred benefits include GMDB liabilities assumed related to The Hartford Life Business, which was subsequently 100% retroceded to PAR Universal.

(3)	Includes $1.5 billion related to the initial GMDB liability assumed related to The Hartford Life Business, which was subsequently 100% retroceded to PAR Universal.
The GMDB liability is determined each period end by estimating the accumulated value of a portion of the total assessments to date less the accumulated value of the excess death benefits. The GMIB liability associated with variable annuities is determined each period by estimating the accumulated value of a portion of the total assessments to date less the accumulated value of the excess income benefits. The portion of assessments used is chosen such that, at issue the present value of expected death benefits or expected income benefits in excess of the projected account balance and the portion of the present value of total expected assessments over the lifetime of the contracts are equal. The Company regularly evaluates the estimates used and adjusts the GMDB and GMIB liability balances, with an associated charge or credit to earnings, if actual experience or other evidence suggests that earlier estimates should be revised.
The GMAB features provide the contractholder with a guaranteed return of initial account value or an enhanced value if applicable. The most significant of the Company’s GMAB features are the guaranteed return option (“GRO”) features, which includes an asset transfer feature that reduces the Company’s exposure to these guarantees. The GMAB liability is calculated as the present value of future expected payments to customers less the present value of future expected rider fees attributable to the embedded derivative feature.
The GMWB features provide the contractholder with access to a guaranteed remaining balance if the account value is reduced to zero through a combination of market declines and withdrawals. The guaranteed remaining balance is generally equal to the protected value under the contract, which is initially established as the greater of the account value or cumulative deposits when withdrawals commence, less cumulative withdrawals. The contractholder also has the option, after a specified time period, to reset the guaranteed remaining balance to the then-current account value, if greater. The contractholder accesses the guaranteed remaining balance through payments over time, subject to maximum annual limits. The GMWB liability is calculated as the present value of future expected payments to customers less the present value of future expected rider fees attributable to the embedded derivative feature.
The GMIWB features, taken collectively, provide a contractholder two optional methods to receive guaranteed minimum payments over time, a “withdrawal” option or an “income” option. The withdrawal option (which was available under only one of the GMIWBs and is no longer offered) guarantees that a contractholder can withdraw an amount each year until the cumulative withdrawals reach a total guaranteed balance. The income option (which varies among the Company’s GMIWBs) in general guarantees the contractholder the ability to withdraw an amount each year for life (or for joint lives, in the case of any spousal version of the benefit) where such amount is equal to a percentage of a protected value under the benefit. The contractholder also has the potential to increase this annual amount, based on certain subsequent increases in account value that may occur. The GMIWB can be elected by the contractholder upon issuance of an appropriate deferred variable annuity contract or at any time following contract issue prior to annuitization. Certain GMIWB features include an asset transfer feature that reduces the Company’s

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

exposure to these guarantees. The GMIWB liability is calculated as the present value of future expected payments to customers less the present value of future expected rider fees attributable to the embedded derivative feature.
Sales Inducements
The Company generally defers sales inducements and amortizes them over the life of the policy using the same methodology and assumptions used to amortize DAC. DSI is included in “Deferred sales inducements” in the Company’s Consolidated Statements of Financial Position. The Company offered various types of sales inducements, including: (1) a bonus whereby the policyholder’s initial account balance is increased by an amount equal to a specified percentage of the customer’s initial deposit and (2) additional credits after a certain number of years a contract is held. Changes in DSI, reported as “Interest credited to policyholders’ account balances,” are as follows:

	2015	2014	2013
	(in thousands)
Balance, beginning of year	$836,791	$989,889	$787,891
Capitalization	6,462	9,112	20,871
Amortization-Impact of assumption and experience unlocking and true-ups	21,829	34,420	14,613
Amortization-All other	(183,843)	(194,673)	160,835
Change in unrealized investment gains (losses)	3,605	(1,957)	5,679
Balance, end of year	$684,844	$836,791	$989,889

7.	STATUTORY NET INCOME AND SURPLUS AND DIVIDEND RESTRICTIONS
The Company is required to prepare statutory financial statements in accordance with accounting practices prescribed or permitted by the Arizona Department of Insurance. Statutory accounting practices primarily differ from GAAP by charging policy acquisition costs to expense as incurred, establishing future policy benefit liabilities using different actuarial assumptions and valuing investments, deferred taxes, and certain assets on a different basis.
Statutory net income for the Company, including its subsidiary PLNJ, amounted to $593 million, $169 million and $634 million for the years ended December 31, 2015, 2014 and 2013, respectively. Statutory surplus of the Company, including its subsidiary PLNJ, amounted to $2,796 million and $2,656 million at December 31, 2015 and 2014, respectively.
The Company does not utilize prescribed or permitted practices that vary materially from the statutory accounting practices prescribed by the NAIC.
The Company is subject to Arizona law, which limits the amount of dividends that insurance companies can pay to stockholders without approval of the Arizona Department of Insurance. The maximum dividend, which may be paid in any twelve-month period without notification or approval, is limited to the lesser of 10% of statutory surplus as of December 31 of the preceding year or the net gain from operations of the preceding calendar year. Cash dividends may only be paid out of surplus derived from realized net profits. Based on these limitations, there is a capacity to pay a dividend of $280 million in 2016 without prior approval. The Company paid dividends to Prudential Insurance of $430 million, $748 million and $423 million in 2015, 2014 and 2013, respectively.

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

8.	INCOME TAXES
The components of income tax expense (benefit) for the years ended December 31, were as follows:

	2015	2014	2013

	(in thousands)
Current tax expense (benefit):
U.S. Federal	$105,992	$112,742	$250,601
State and local	129	—	—
Total	106,121	112,742	250,601
Deferred tax expense (benefit):
U.S. Federal	(114,126)	27,631	315,819
Total	(114,126)	27,631	315,819
Total income tax expense (benefit) from operations	(8,005)	140,373	566,420
Total income tax expense (benefit) reported in equity related to:
Other comprehensive income (loss)	(61,322)	65,717	(113,517)
Additional paid-in capital	(6,560)	(6,507)	(7,574)
Total income tax expense (benefit)	$(75,887)	$199,583	$445,329
In July 2014, the IRS issued guidance relating to the hedging of variable annuity guaranteed minimum benefits (“Hedging IDD”). The Hedging IDD provides an elective safe harbor tax accounting method for certain contracts which permits the current deduction of losses and the deferral of gains for hedging activities that can be applied to open years under IRS examination beginning with the earliest open year. The Company applies this tax accounting method for hedging gains and losses covered by the Hedging IDD beginning with 2013. As a result of applying such accounting method in 2014, the Company's 2014 U.S. current tax expense includes a tax benefit of $15 million and a corresponding reduction of deferred tax assets.
The Company’s actual income tax expense for the years ended December 31, differs from the expected amount computed by applying the statutory federal income tax rate of 35% to income from operations before income taxes for the following reasons:

	2015	2014	2013
	(in thousands)
Expected federal income tax expense	$176,712	$324,169	$736,621
Non-taxable investment income	(161,407)	(152,844)	(149,933)
Tax credits	(24,232)	(32,881)	(20,935)
Other	922	1,929	667
Total income tax expense (benefit) on continuing operations	$(8,005)	$140,373	$566,420

The dividends received deduction (“DRD”) reduces the amount of dividend income subject to U.S. tax and accounts for most of the non-taxable investment income shown in the table above, and as such, is a major reason for the difference between the Company’s effective tax rate and the federal statutory tax rate of 35%. The DRD for the current period was estimated using information from 2014 and current year results, and was adjusted to take into account the current year’s equity market performance. The actual current year DRD can vary from the estimate based on factors such as, but not limited to, changes in the amount of dividends received that are eligible for the DRD, changes in the amount of distributions received from fund investments, changes in the account balances of variable life and annuity contracts, and the Company’s taxable income before the DRD.
In August 2007, the IRS released Revenue Ruling 2007-54, which included, among other items, guidance on the methodology to be followed in calculating the DRD related to variable life insurance and annuity contracts. In September 2007, the IRS released Revenue Ruling 2007-61. Revenue Ruling 2007-61 suspended Revenue Ruling 2007-54 and informed taxpayers that the U.S. Treasury Department and the IRS intend to address through new guidance the issues considered in Revenue Ruling 2007-54, including the methodology to be followed in determining the DRD related to variable life insurance and annuity contracts. In May 2010, the IRS issued an Industry Director Directive (“IDD”) confirming that the methodology for calculating the DRD set forth in Revenue Ruling 2007-54 should not be followed. The IDD also confirmed that the IRS guidance issued before Revenue Ruling 2007-54, which guidance the Company relied upon in calculating its DRD, should be used to determine the DRD. In February 2014, the IRS released Revenue Ruling 2014-7, which modified and superseded Revenue Ruling 2007-54, by removing the provisions of Revenue Ruling 2007-54 related to the methodology to be followed in calculating the DRD and making Revenue Ruling 2007-61 obsolete. These activities had no impact on the Company’s 2013, 2014 or 2015 results. However, there remains

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

the possibility that the IRS and the U.S. Treasury will address, through subsequent guidance, the issues related to the calculation of the DRD. For the last several years, the revenue proposals included in the Obama Administration’s budgets included a proposal that would change the method used to determine the amount of the DRD. A change in the DRD, including the possible retroactive or prospective elimination of this deduction through guidance or legislation, could increase actual tax expense and reduce the Company’s consolidated net income.
Deferred tax assets and liabilities at December 31, resulted from the items listed in the following table:

	2015	2014
	(in thousands)
Deferred tax assets
Insurance reserves	$1,646,137	$1,629,234
Other	1,442	821
Deferred tax assets	1,647,579	1,630,055
Deferred tax liabilities
Deferred policy acquisition costs	1,392,279	1,407,473
Deferred sales inducements	239,695	292,877
Net unrealized gains on securities	23,991	118,745
Investments	69,163	70,517
Deferred tax liabilities	1,725,128	1,889,612
Net deferred tax asset (liability)	$(77,549)	$(259,557)
The application of U.S. GAAP requires the Company to evaluate the recoverability of deferred tax assets and establish a valuation allowance if necessary to reduce the deferred tax asset to an amount that is more likely than not expected to be realized. Considerable judgment is required in determining whether a valuation allowance is necessary, and if so, the amount of such valuation allowance. In evaluating the need for a valuation allowance the Company considers many factors, including: (1) the nature of the deferred tax assets and liabilities; (2) whether they are ordinary or capital; (3) in which tax jurisdictions they were generated and the timing of their reversal; (4) taxable income in prior carryback years as well as projected taxable earnings exclusive of reversing temporary differences and carryforwards; (5) the length of time that carryovers can be utilized in the various taxing jurisdictions; (6) any unique tax rules that would impact the utilization of the deferred tax assets; and (7) any tax planning strategies that the Company would employ to avoid a tax benefit from expiring unused. Although realization is not assured, management believes it is more likely than not that the deferred tax assets, net of valuation allowances, will be realized. The Company had no valuation allowance as of December 31, 2015 and 2014.
Management believes that based on its historical pattern of taxable income, the Company will produce sufficient income in the future to realize its deferred tax assets. Adjustments to the valuation allowance will be made if there is a change in management’s assessment of the amount of deferred tax asset that is realizable.
The Company’s income (loss) from operations before income taxes includes income (loss) from domestic operations of $505 million, $926 million and $2,105 million, and no income from foreign operations for the years ended December 31, 2015, 2014 and 2013, respectively.
The Company’s liability for income taxes includes the liability for unrecognized tax benefits and interest that relate to tax years still subject to review by the IRS or other taxing authorities. The completion of review or the expiration of the Federal statute of limitations for a given audit period could result in an adjustment to the liability for income taxes.
The Company classifies all interest and penalties related to tax uncertainties as income tax expense (benefit). As of December 31, 2015 and 2014, the Company recognized nothing in the Consolidated Statements of Operations and Comprehensive Income and recognized no liabilities in the Consolidated Statements of Financial Position for tax-related interest and penalties. The Company had no unrecognized tax benefits for the years ended December 31, 2015, 2014 and 2013. The Company does not anticipate any significant changes within the next 12 months to its total unrecognized tax benefits related to tax years for which the statute of limitations has not expired.
At December 31, 2015, the Company remains subject to examination in the U.S. for tax years 2007 through 2015.
For tax years 2007 through 2016, the Company is participating in the IRS’s Compliance Assurance Program (“CAP”). Under CAP, the IRS assigns an examination team to review completed transactions as they occur in order to reach agreement with the Company on how they should be reported in the relevant tax returns. If disagreements arise, accelerated resolutions program are available to resolve the disagreements in a timely manner before the tax returns are filed.

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

9.	FAIR VALUE OF ASSETS AND LIABILITIES
Fair Value Measurement – Fair value represents the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The authoritative fair value guidance establishes a framework for measuring fair value that includes a hierarchy used to classify the inputs used in measuring fair value. The level in the fair value hierarchy within which the fair value measurement falls is determined based on the lowest level input that is significant to the fair value measurement. The levels of the fair value hierarchy are as follows:
Level 1 - Fair value is based on unadjusted quoted prices in active markets that are accessible to the Company for identical assets or liabilities. The Company’s Level 1 assets and liabilities primarily include certain cash equivalents, short-term investments and equity securities that trade on an active exchange market.
Level 2 - Fair value is based on significant inputs, other than quoted prices included in Level 1, that are observable for the asset or liability, either directly or indirectly, for substantially the full term of the asset or liability through corroboration with observable market data. Level 2 inputs include quoted market prices in active markets for similar assets and liabilities, quoted market prices in markets that are not active for identical or similar assets or liabilities, and other market observable inputs. The Company’s Level 2 assets and liabilities include: fixed maturities (corporate public and private bonds, most government securities, certain asset-backed and mortgage-backed securities, etc.), certain equity securities (mutual funds, which do not actively trade and are priced based on a net asset value ("NAV")), certain short-term investments and certain cash equivalents, and certain over-the-counter ("OTC") derivatives.
Level 3 - Fair value is based on at least one significant unobservable input for the asset or liability. The assets and liabilities in this category may require significant judgment or estimation in determining the fair value. The Company’s Level 3 assets and liabilities primarily include: certain private fixed maturities and equity securities, certain manually priced public equity securities and fixed maturities, certain highly structured OTC derivative contracts, certain consolidated real estate funds for which the Company is the general partner, and embedded derivatives resulting from reinsurance or certain products with guaranteed benefits.

Assets and Liabilities by Hierarchy Level The tables below present the balances of assets and liabilities reported at fair value on a recurring basis, as of the dates indicated.

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

	As of December 31, 2015
	Level 1	Level 2	Level 3	Netting (1)	Total

	(in thousands)
Fixed maturities, available-for-sale:
U.S. Treasury securities and obligations of U.S. government authorities and agencies	$—	$94,049	$—	$—	$94,049
Obligations of U.S. states and their political subdivisions	—	624,769	—	—	624,769
Foreign government bonds	—	70,410	—	—	70,410
U.S. corporate public securities	—	2,635,551	55,003	—	2,690,554
U.S. corporate private securities	—	1,322,213	22,716	—	1,344,929
Foreign corporate public securities	—	275,349	—	—	275,349
Foreign corporate private securities	—	760,869	17,773	—	778,642
Asset-backed securities (5)	—	261,784	173,347	—	435,131
Commercial mortgage-backed securities	—	404,345	—	—	404,345
Residential mortgage-backed securities	—	122,754	—	—	122,754
Sub-total	—	6,572,093	268,839	—	6,840,932
Trading account assets:
Corporate securities	—	44,374	—	—	44,374
Asset-backed securities (5)	—	1,990	—	—	1,990
Equity securities	—	—	18,248	—	18,248
Sub-total	—	46,364	18,248	—	64,612
Equity securities, available-for-sale	39	51,769	165	—	51,973
Short-term investments	18,713	36,093	—	—	54,806
Cash equivalents	50,998	143,927	—	—	194,925
Other long-term investments	—	297,394	7,033	(230,554)	73,873
Reinsurance recoverables	—	—	4,940,011	—	4,940,011
Receivables from parent and affiliates	—	157,625	5,000	—	162,625
Sub-total excluding separate account assets	69,750	7,305,265	5,239,296	(230,554)	12,383,757
Separate account assets (2)	—	108,967,162	382,959	—	109,350,121
Total assets	$69,750	$116,272,427	$5,622,255	$(230,554)	$121,733,878
Future policy benefits (3)	$—	$—	$5,205,434	$—	$5,205,434
Payables to parent and affiliates	—	32,849	—	(32,849)	—
Total liabilities	$—	$32,849	$5,205,434	$(32,849)	$5,205,434

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

	As of December 31, 2014(4)
	Level 1	Level 2	Level 3	Netting (1)	Total
	(in thousands)
Fixed maturities, available-for-sale:
U.S. Treasury securities and obligations of U.S. government authorities and agencies	$—	$92,082	$—	$—	$92,082
Obligations of U.S. states and their political subdivisions	—	325,654	—	—	325,654
Foreign government bonds	—	38,498	—	—	38,498
U.S. corporate public securities	—	2,594,010	61,092	—	2,655,102
U.S. corporate private securities	—	1,239,006	14,539	—	1,253,545
Foreign corporate public securities	—	206,848	—	—	206,848
Foreign corporate private securities	—	572,493	9,170	—	581,663
Asset-backed securities (5)	—	302,034	100,217	—	402,251
Commercial mortgage-backed securities	—	498,879	—	—	498,879
Residential mortgage-backed securities	—	140,042	—	—	140,042
Sub-total	—	6,009,546	185,018	—	6,194,564
Trading account assets:
Corporate securities	—	42,131	—	—	42,131
Asset-backed securities (5)	—	1,990	—	—	1,990
Equity securities	—	—	5,540	—	5,540
Sub-total	—	44,121	5,540	—	49,661
Equity securities, available-for-sale	107	28,643	750	—	29,500
Short-term investments	6,997	114,275	—	—	121,272
Cash equivalents	41,584	26,259	—	—	67,843
Other long-term investments	—	242,523	2,115	(215,066)	29,572
Reinsurance recoverables	—	—	4,897,545	—	4,897,545
Receivables from parent and affiliates		158,469	19,203	—	177,672
Sub-total excluding separate account assets	48,688	6,623,836	5,110,171	(215,066)	11,567,629
Separate account assets (2)	—	108,891,268	302,924	—	109,194,192
Total assets	$48,688	$115,515,104	$5,413,095	$(215,066)	$120,761,821
Future policy benefits (3)	$—	$—	$4,993,611	$—	$4,993,611
Payables to parent and affiliates	—	58,687	—	(58,687)	—
Total liabilities	$—	$58,687	$4,993,611	$(58,687)	$4,993,611

(1)
“Netting” amounts represent cash collateral of $198 million and $156 million as of December 31, 2015 and 2014, respectively, and the impact of offsetting asset and liability positions held with the same counterparty, subject to master netting arrangements.

(2)
Separate account assets represent segregated funds that are invested for certain customers. Investment risks associated with market value changes are borne by the customers, except to the extent of minimum guarantees made by the Company with respect to certain accounts. Separate account assets classified as Level 3 consist primarily of real estate and real estate investment funds. Separate account liabilities are not included in the above table as they are reported at contract value and not fair value in the Company’s Consolidated Statements of Financial Position.

(3)
For the year ended December 31, 2015, the net embedded derivative liability position of $5,205 million includes $655 million of embedded derivatives in an asset position and $5,860 million of embedded derivatives in a liability position. For the year ended December 31, 2014, the net embedded derivative liability position of $4,994 million includes $577 million of embedded derivatives in an asset position and $5,571 million of embedded derivatives in a liability position.

(4)	Prior period amounts are presented on a basis consistent with the current period presentation.

(5)	Includes credit-tranched securities collateralized by sub-prime mortgages, auto loans, credit cards, education loans and other asset types.
The methods and assumptions the Company uses to estimate the fair value of assets and liabilities measured at fair value on a recurring basis are summarized below.
Fixed Maturity Securities - The fair values of the Company’s public fixed maturity securities are generally based on prices obtained from independent pricing services. Prices for each security are generally sourced from multiple pricing vendors, and a vendor hierarchy is maintained by asset type based on historical pricing experience and vendor expertise. The Company ultimately uses the price from the pricing service highest in the vendor hierarchy based on the respective asset type. The pricing hierarchy is updated for new financial products and recent pricing experience with various vendors. Consistent with the fair value hierarchy described above, securities with validated quotes from pricing services are generally reflected within Level 2, as they are primarily based on observable pricing for similar assets and/or other market observable inputs. Typical inputs used by these pricing services include but are not limited to, reported trades, benchmark yields, issuer spreads, bids, offers, and/or estimated cash flow, prepayment speeds, and default rates. If the pricing information received from third party pricing services is deemed not reflective of market activity or other inputs observable in the market, the Company may challenge the price through a formal process with the pricing

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

service or classify the securities as Level 3. If the pricing service updates the price to be more consistent with the presented market observations, the security remains within Level 2.

Internally-developed valuations or indicative broker quotes are also used to determine fair value in circumstances where vendor pricing is not available, or where the Company ultimately concludes that pricing information received from the independent pricing services is not reflective of market activity. If the Company concludes the values from both pricing services and brokers are not reflective of market activity, it may override the information with an internally-developed valuation. As of December 31, 2015 and 2014, overrides on a net basis were not material. Pricing service overrides, internally-developed valuations and indicative broker quotes are generally included in Level 3 in the fair value hierarchy.
The Company conducts several specific price monitoring activities. Daily analyses identify price changes over predetermined thresholds defined at the financial instrument level. Various pricing integrity reports are reviewed on a daily and monthly basis to determine if pricing is reflective of market activity or if it would warrant any adjustments. Other procedures performed include, but are not limited to, reviews of third-party pricing services methodologies, reviews of pricing trends, and back testing.
The fair value of private fixed maturities, which are comprised of investments in private placement securities, originated by internal private asset managers, are primarily determined using discounted cash flow models. These models primarily use observable inputs that include Treasury or similar base rates plus estimated credit spreads to value each security. The credit spreads are obtained through a survey of private market intermediaries who are active in both primary and secondary transactions, and consider, among other factors, the credit quality and industry sector of the issuer and the reduced liquidity associated with private placements. Since most private placements are valued using standard market observable inputs and inputs derived from, or corroborated by, market observable data including observed prices and spreads for similar publicly traded or privately traded issues, they have been reflected within Level 2. For certain private fixed maturities, the discounted cash flow model may incorporate significant unobservable inputs, which reflect the Company’s own assumptions about the inputs that market participants would use in pricing the asset. To the extent management determines that such unobservable inputs are significant to the price of a security, a Level 3 classification is made.
Trading Account Assets - Trading account assets consist primarily of corporate securities, asset-backed securities and perpetual preferred stock whose fair values are determined consistent with similar instruments described above under “Fixed Maturity Securities” and below under “Equity Securities.”
Equity Securities - Equity securities consist principally of investments in common and preferred stock of publicly traded companies, perpetual preferred stock, privately traded securities, as well as mutual fund shares. The fair values of most publicly traded equity securities are based on quoted market prices in active markets for identical assets and are classified within Level 1 in the fair value hierarchy. Estimated fair values for most privately traded equity securities are determined using discounted cash flow, earnings multiple and other valuation models that require a substantial level of judgment around inputs and therefore are classified within Level 3. The fair values of mutual fund shares that transact regularly (but do not trade in active markets because they are not publicly available) are based on transaction prices of identical fund shares and are classified within Level 2 in the fair value hierarchy. The fair values of perpetual preferred stock are based on inputs obtained from independent pricing services that are primarily based on indicative broker quotes. As a result, the fair values of perpetual preferred stock are classified as Level 3.
Derivative Instruments - Derivatives are recorded at fair value either as assets, within “Other long-term investments,” or as liabilities, within “Payables to parent and affiliates,” except for embedded derivatives which are recorded with the associated host contract. The fair values of derivative contracts can be affected by changes in interest rates, foreign exchange rates, credit spreads, market volatility, expected returns, non-performance risk (“NPR”), liquidity and other factors. For derivative positions included within Level 3 of the fair value hierarchy, liquidity valuation adjustments are made to reflect the cost of exiting significant risk positions, and consider the bid-ask spread, maturity, complexity, and other specific attributes of the underlying derivative position.
The majority of the Company’s derivative positions are traded in the OTC derivative market and are classified within Level 2 in the fair value hierarchy. OTC derivatives classified within Level 2 are valued using models that utilize actively quoted or observable market input values from external market data providers, third-party pricing vendors and/or recent trading activity. The Company’s policy is to use mid-market pricing in determining its best estimate of fair value. The fair values of most OTC derivatives, including interest rate, cross currency swaps, currency forward contracts and single name credit default swaps are determined using discounted cash flow models. The fair values of European style option contracts are determined using Black-Scholes option pricing models. These models’ key inputs include the contractual terms of the respective contract, along with significant observable inputs, including interest rates, currency rates, credit spreads, equity prices, index dividend yields, NPR, volatility and other factors.
The Company’s cleared interest rate swaps and credit derivatives linked to an index are valued using models that utilize actively quoted or observable market inputs, including Overnight Indexed Swap discount rates, obtained from external market data providers, third-party pricing vendors and/or recent trading activity. These derivatives are classified as Level 2 in the fair value hierarchy.

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

To reflect the market’s perception of the Company's counterparty’s NPR, the Company incorporates additional spreads over LIBOR into the discount rate used in determining the fair value of OTC derivative assets and liabilities that are not otherwise collateralized.
Derivatives classified as Level 3 include structured products. These derivatives are valued based upon models such as Monte Carlo simulation models and other techniques that utilize significant unobservable inputs. Level 3 methodologies are validated through periodic comparison of the Company’s fair values to external broker-dealer values.
Cash Equivalents and Short-Term Investments - Cash equivalents and short-term investments include money market instruments, and other highly liquid debt instruments. Certain money market instruments are valued using unadjusted quoted prices in active markets that are accessible for identical assets and are primarily classified as Level 1. The remaining instruments in this category are generally fair valued based on market observable inputs and, these investments have primarily been classified within Level 2.
Separate Account Assets - Separate account assets include fixed maturity securities, treasuries, equity securities, mutual funds, and real estate investments for which values are determined consistent with similar instruments described above under “Fixed Maturity Securities” and “Equity Securities”.
Receivables from Parent and Affiliates - Receivables from parent and affiliates carried at fair value include affiliated bonds within the Company’s legal entity whose fair value are determined consistent with similar securities described above under “Fixed Maturity Securities” managed by affiliated asset managers.
Reinsurance Recoverables - Reinsurance recoverables carried at fair value include the reinsurance of the Company’s living benefit guarantees on certain variable annuity contracts. These guarantees are accounted for as embedded derivatives and are recorded in “Reinsurance Recoverables” or “Other Liabilities” when fair value is in an asset or liability position, respectively. The methods and assumptions used to estimate the fair value are consistent with those described below in “Future Policy Benefits.” The reinsurance agreements covering these guarantees are derivatives with fair value determined in the same manner as the living benefit guarantee.
The Company also has an agreement with UPARC, an affiliated captive reinsurance company, to reinsure risks associated with the no-lapse guarantee provision available on a portion of certain universal life products (see Note 12). Under this agreement, the Company pays a premium to UPARC to reinsure the risk of uncollectible policy charges and fees associated with the no-lapse guarantee provision. Reinsurance of this risk is accounted for as an embedded derivative which is included in “Reinsurance recoverables”. The fair value of this embedded derivative is the present value of expected reimbursement from UPARC for cost of insurance charges the Company is unable to collect from policyholders, less the present value of reinsurance premiums that is attributable to the embedded derivative feature. This methodology could result in either an asset or liability, given changes in capital market conditions and various policyholder behavior assumptions. Significant inputs to the valuation model for this embedded derivative include capital market assumptions, such as interest rates, estimated NPR of the counterparty, and various assumptions that are actuarially determined, including lapse rates, premium payment patterns, and mortality rates.
Future Policy Benefits - The liability for future policy benefits is related to guarantees primarily associated with the optional living benefit features of certain variable annuity contracts, including GMAB, GMWB and GMIWB, accounted for as embedded derivatives. The fair values of the GMAB, GMWB, and GMIWB liabilities are calculated as the present value of future expected benefit payments to contractholders less the present value of future expected rider fees attributable to the optional living benefit feature. This methodology could result in either a liability or contra-liability balance, given changing capital market conditions and various actuarial assumptions. Since there is no observable active market for the transfer of these obligations, the valuations are calculated using internally developed models with option pricing techniques. The models are based on a risk neutral valuation framework and incorporate premiums for risks inherent in valuation techniques, inputs, and the general uncertainty around the timing and amount of future cash flows. The determination of these risk premiums requires the use of management's judgment.
The significant inputs to the valuation models for these embedded derivatives include capital market assumptions, such as interest rate levels and volatility assumptions, the Company’s market-perceived NPR, as well as actuarially determined assumptions, including contractholder behavior, such as lapse rates, benefit utilization rates, withdrawal rates, and mortality rates. Since many of these assumptions are unobservable and are considered to be significant inputs to the liability valuation, the liability included in future policy benefits has been reflected within Level 3 in the fair value hierarchy.
Capital market inputs and actual policyholders’ account values are updated each quarter based on capital market conditions as of the end of the quarter, including interest rates, equity markets, and volatility. In the risk neutral valuation, the initial swap curve drives the total return used to grow the policyholders’ account values. The Company’s discount rate assumption is based on the LIBOR swap curve adjusted for an additional spread relative to LIBOR to reflect NPR.
Actuarial assumptions, including contractholder behavior and mortality, are reviewed at least annually, and updated based upon emerging experience, future expectations and other data, including any observable market data. These assumptions are generally

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

updated annually unless a material change that the Company feels is indicative of a long-term trend is observed in an interim period.
Transfers between Levels 1 and 2 - Overall, transfers between levels are made to reflect changes in observability of inputs and market activity. Transfers into or out of any level are generally reported as the value as of the beginning of the quarter in which the transfers occur for any such assets still held at the end of the quarter. Periodically there are transfers between Level 1 and Level 2 for assets held in the Company’s Separate Account. During the year ended December 31, 2015, there were no transfers between Level 1 and Level 2. During the year ended December 31, 2014, $884 million was transferred from Level 1 to Level 2.
Level 3 Assets and Liabilities by Price Source - The tables below present the balances of Level 3 assets and liabilities measured at fair value with their corresponding pricing sources.

	As of December 31, 2015
	Internal (1)	External (2)	Total
	(in thousands)
Corporate securities	$40,492	$55,000	$95,492
Asset-backed securities	158	173,189	173,347
Equity securities	165	18,248	18,413
Other long-term investments	3,260	3,773	7,033
Reinsurance recoverables	4,940,011	—	4,940,011
Receivables from parent and affiliates	—	5,000	5,000
Subtotal excluding separate account assets	4,984,086	255,210	5,239,296
Separate account assets	88,048	294,911	382,959
Total assets	$5,072,134	$550,121	$5,622,255
Future policy benefits	$5,205,434	$—	$5,205,434
Total liabilities	$5,205,434	$—	$5,205,434

	As of December 31, 2014
	Internal (1)	External (2)	Total
	(in thousands)
Corporate securities	$23,712	$61,089	$84,801
Asset-backed securities	264	99,953	100,217
Equity securities	750	5,540	6,290
Other long-term investments	565	1,550	2,115
Reinsurance recoverables	4,897,545	—	4,897,545
Receivables from parent and affiliates	—	19,203	19,203
Subtotal excluding separate account assets	4,922,836	187,335	5,110,171
Separate account assets	84,111	218,813	302,924
Total assets	$5,006,947	$406,148	$5,413,095
Future policy benefits	$4,993,611	$—	$4,993,611
Total liabilities	$4,993,611	$—	$4,993,611
(1) Represents valuations reflecting both internally-derived and market inputs. See below for additional information related to internally developed valuation for significant items in the above table.
(2) Represents unadjusted prices from independent pricing services and independent indicative broker quotes where pricing inputs are not readily available.

Quantitative Information Regarding Internally-Priced Level 3 Assets and Liabilities – The tables below present quantitative information on significant internally-priced Level 3 assets and liabilities (see narrative below for quantitative information for separate account assets).

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

	As of December 31, 2015
	Fair Value	Valuation Techniques	Unobservable Inputs	Minimum		Maximum		Weighted Average		Impact of Increase in Input on Fair Value (1)
	(in thousands)
Assets:
Corporate securities	$40,492	Discounted cash flow	Discount rate	5.76%		17.95%		8.35%		Decrease
		Market Comparables	EBITDA Multiples (2)	5.0	X	5.0	X	5.0	X	Increase
Reinsurance recoverables - Living Benefits	$4,600,193	Fair values are determined in the same manner as future policy benefits.
Reinsurance recoverables - No Lapse Guarantee	$339,818	Discounted cash flow	Lapse rate (3)	0%		12%				Decrease
			NPR spread (4)	0.06%		1.76%				Decrease
			Mortality rate (5)	0%		20%				Decrease
			Premium payment (6)	1	X	3.75	X			Decrease
Liabilities:
Future policy benefits (7)	$5,205,434	Discounted cash flow	Lapse rate (8)	0%		14%				Decrease
			NPR spread (4)	0.06%		1.76%				Decrease
			Utilization rate (9)	56%		96%				Increase
			Withdrawal rate (10)	74%		100%				Increase
			Mortality rate (11)	0%		14%				Decrease
			Equity volatility curve	17%		28%				Increase

	As of December 31, 2014
	Fair Value	Valuation Techniques	Unobservable Inputs	Minimum		Maximum		Weighted Average		Impact of Increase in Input on Fair Value (1)
	(in thousands)
Assets:
Corporate securities	$23,712	Discounted cash flow	Discount rate	10.00%		11.75%		10.52%		Decrease
		Market Comparable	EBITDA Multiples (2)	6.1	X	6.1	X	6.1	X	Increase
Reinsurance recoverables - Living Benefits	$4,521,928	Fair values are determined in the same manner as future policy benefits.
Reinsurance recoverables - No Lapse Guarantee	$375,617	Discounted cash flow	Lapse rate (3)	0%		15%				Decrease
			NPR spread (4)	0%		1.30%				Decrease
			Mortality rate (5)	0%		18%				Decrease
			Premium payment (6)	1X		3.75X				Decrease
Liabilities:
Future policy benefits (7)	$4,993,611	Discounted cash flow	Lapse rate (8)	0%		14%				Decrease
			NPR spread (4)	0%		1.30%				Decrease
			Utilization rate (9)	63%		96%				Increase
			Withdrawal rate (10)	74%		100%				Increase
			Mortality rate (11)	0%		14%				Decrease
			Equity volatility curve	17%		28%				Increase

(1)	Conversely, the impact of a decrease in input would have the opposite impact for the fair value as that presented in the table.

(2)
Represents multiples of earnings before interest, taxes, depreciation and amortization ("EBITDA"), and are amounts used when the reporting entity has determined that market participants would use such multiples when pricing the investments.

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

(3)	For universal life, lapse rates vary based on funding level and other factors. Rates are set to zero when the no lapse guarantee is fully funded and the cash value is zero.

(4)
To reflect NPR, the Company incorporates an additional spread over LIBOR into the discount rate used in the valuation of contracts in a liability position and generally not to those in a contra-liability position. The NPR spread reflects the financial strength ratings of the Company and its affiliates, as these are insurance liabilities and senior to debt. The additional spread over LIBOR is determined by utilizing the credit spreads associated with issuing funding agreements, adjusted for any illiquidity risk premium.

(5)	Universal life mortality rates are adjusted based on underwriting information. A mortality improvement assumption is also incorporated into the projection.

(6)
For universal life, premium payment assumptions vary by funding level. Some policies are assumed to pay the minimum premium required to maintain the no lapse guarantee. Other policies are assumed to pay a multiple of commissionable target premium levels (shown above and indicated as “X”). Policyholders are assumed to stop premium payments once the no lapse guarantee is fully funded.

(7)
Future policy benefits primarily represent general account liabilities for the optional living benefit features of the Company’s variable annuity contracts which are accounted for as embedded derivatives. Since the valuation methodology for these liabilities uses a range of inputs that vary at the contract level over the cash flow projection period, presenting a range, rather than weighted average, is a more meaningful representation of the unobservable inputs used in the valuation.

(8)
Lapse rates are adjusted at the contract level based on the in-the-moneyness of the living benefit and reflect other factors, such as the applicability of any surrender charges. Lapse rates are reduced when contracts are more in-the-money. Lapse rates are also generally assumed to be lower for the period where surrender charges apply.

(9)
The utilization rate assumption estimates the percentage of contracts that will utilize the benefit during the contract duration, and begin lifetime withdrawals at various time intervals from contract inception. The remaining contractholders are assumed to either begin lifetime withdrawals immediately or never utilize the benefit. Utilization assumptions may vary by product type, tax status, and age. The impact of changes in these assumptions is highly dependent on the product type, the age of the contractholder at the time of the sale, and the timing of the first lifetime income withdrawal. Range reflects the utilization rate for the vast majority of business with living benefits.

(10)
The withdrawal rate assumption estimates the magnitude of annual contractholder withdrawals relative to the maximum allowable amount under the contract. These assumptions may vary based on the product type, contractholder age, tax status, and withdrawal timing. The fair value of the liability will generally increase the closer the withdrawal rate is to 100%.

(11)
Range reflects the mortality rate for the vast majority of business with living benefits, with policyholders ranging from 35 to 90 years old. While the majority of living benefits have a minimum age requirement, certain benefits do not have an age restriction. This results in contractholders for certain benefits with mortality rates approaching 0%. Based on historical experience, the Company applies a set of age and duration specific mortality rate adjustments compared to standard industry tables. A mortality improvement assumption is also incorporated into the overall mortality table.

Interrelationships Between Unobservable Inputs – In addition to the sensitivities of fair value measurements to changes in each unobservable input in isolation, as reflected in the table above, interrelationships between these inputs may also exist, such that a change in one unobservable input may give rise to a change in another, or multiple, inputs. Examples of such interrelationships for significant internally-priced Level 3 assets and liabilities are as follows:
Corporate Securities – The rate used to discount future cash flows reflects current risk free rates plus credit and liquidity spread requirements that market participants would use to value an asset. The discount rate may be influenced by many factors, including market cycles, expectations of default, collateral, term, and asset complexity. Each of these factors can influence discount rates, either in isolation, or in response to other factors.
Future Policy Benefits – The Company expects efficient benefit utilization and withdrawal rates to generally be correlated with lapse rates. However, behavior is generally highly dependent on the facts and circumstances surrounding the individual contractholder, such as their liquidity needs or tax situation, which could drive lapse behavior independent of other contractholder behavior assumptions. To the extent more efficient contractholder behavior results in greater in-the-moneyness at the contract level, lapse rates may decline for those contracts. Similarly, to the extent that increases in equity volatility are correlated with overall declines in the capital markets, lapse rates may decline as contracts become more in-the-money.
Separate Account Assets – In addition to the significant internally-priced Level 3 assets and liabilities presented and described above, the Company also has internally-priced separate account assets reported within Level 3. Changes in the fair value of separate account assets are borne by customers and thus are offset by changes in separate account liabilities on the Company’s Consolidated Statements of Financial Position. As a result, changes in value associated with these investments do not impact the Company’s Consolidated Statements of Operations and Comprehensive Income. Quantitative information about significant internally-priced Level 3 separate account assets is as follows:
Real Estate and Other Invested Assets – Separate account assets include $88 million and $84 million of investments in real estate as of December 31, 2015 and 2014, respectively, that are classified as Level 3 and reported at fair value which is determined by the Company’s equity in net assets of the entities. In general, these fair value estimates of real estate are based on property appraisal reports prepared by independent real estate appraisers. Key inputs and assumptions to the appraisal process include rental income and expense amounts, related growth rates, discount rates and capitalization rates. Because of the subjective nature of inputs and the judgment involved in the appraisal process, real estate investments are typically included in the Level 3 classification. Key unobservable inputs to real estate valuation include capitalization rates, which ranged from 4.75% to 10.00% (6.07% weighted average) as of December 31, 2015 and 5.00% to 10.00% (6.68% weighted average) as of December 31, 2014 and discount rates which ranged from 6.00% to 11.00% (6.95% weighted average) as of December 31, 2015 and 6.75% to 11.00% (7.66% weighted average) as of December 31, 2014.

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

Valuation Process for Fair Value Measurements Categorized within Level 3 – The Company has established an internal control infrastructure over the valuation of financial instruments that requires ongoing oversight by its various business groups. These management control functions are segregated from the trading and investing functions. For invested assets, the Company has established oversight teams, often in the form of pricing committees within each asset management group. The teams, which typically include representation from investment, accounting, operations, legal and other disciplines are responsible for overseeing and monitoring the pricing of the Company’s investments and performing periodic due diligence reviews of independent pricing services. An actuarial valuation team oversees the valuation of living benefit features of the Company’s variable annuity contracts.
The Company has also established policies and guidelines that require the establishment of valuation methodologies and consistent application of such methodologies. These policies and guidelines govern the use of inputs and price source hierarchies and provide controls around the valuation processes. These controls include appropriate review and analysis of investment prices against market activity or indicators of reasonableness, analysis of portfolio returns to corresponding benchmark returns, back-testing, review of bid/ask spreads to assess activity, approval of price source changes, price overrides, methodology changes and classification of fair value hierarchy levels. For living benefit features of the Company’s variable annuity products, the actuarial valuation unit periodically tests contract input data and actuarial assumptions are reviewed at least annually, and updated based upon emerging experience, future expectations and other data, including any observable market data. The valuation policies and guidelines are reviewed and updated as appropriate.
Within the trading and investing functions, the Company has established policies and procedures that relate to the approval of all new transaction types, transaction pricing sources and fair value hierarchy coding within the financial reporting system. For variable annuity product changes or new launches of living benefit features, the actuarial valuation unit validates input logic and new product features and agrees new input data directly to source documents.
Changes in Level 3 assets and liabilities – The following tables provide summaries of the changes in fair values of Level 3 assets and liabilities as of the dates indicated, as well as the portion of gains or losses included in income attributable to unrealized gains or losses related to those assets and liabilities still held at the end of their respective periods.

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

	Year Ended December 31, 2015
	Fixed Maturities Available-For-Sale
	U.S. Corporate Public	U.S. Corporate Private	Foreign Corporate Public	Foreign Corporate Private	Asset- Backed Securities (7)	Trading Account Assets - Equity Securities	Equity Securities, Available-for-Sale
	(in thousands)
Fair value, beginning of period assets/(liabilities)	$61,092	$14,539	$—	$9,170	$100,217	$5,540	$750
Total gains (losses) (realized/unrealized):
Included in earnings:
Realized investment gains (losses), net	—	(448)	—	(1,085)	42	—	337
Asset management fees and other income	—	—	—	—	—	2,207	—
Included in other comprehensive income (loss)	(46)	(590)	14	884	(939)	—	(245)
Net investment income	(2)	26	—	6	52	—	—
Purchases	1,901	19,363	973	5,685	112,250	—	—
Sales	—	(6,038)	—	(69)	(40,130)	—	—
Issuances	—	—	—	—	—	—	—
Settlements	(160)	(7,812)	—	(8,667)	(2,362)	(1,500)	(677)
Transfers into Level 3 (2)	704	4,092	—	11,849	90,687	—	—
Transfers out of Level 3 (2)	(8,486)	(416)	(987)	—	(86,470)	—	—
Other (4)	—	—	—	—	—	12,001	—
Fair value, end of period	$55,003	$22,716	$—	$17,773	$173,347	$18,248	$165
Unrealized gains (losses) for assets still held (3):
Included in earnings:
Realized investment gains (losses), net	$—	$(357)	$—	$(1,035)	$—	$—	$—
Asset management fees and other income	$—	$—	$—	$—	$—	$2,162	$—

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

	Year Ended December 31, 2015
	Other Long- term Investments	Reinsurance Recoverables	Receivables from Parent and Affiliates	Separate Account Assets (1)	Future Policy Benefits
	(in thousands)
Fair value, beginning of period assets/(liabilities)	$2,115	$4,897,545	$19,203	$302,924	$(4,993,611)
Total gains (losses) (realized/unrealized):
Included in earnings:
Realized investment gains (losses), net	1,912	(635,006)	—	8,867	505,416
Asset management fees and other income	(40)	—	—	—	—
Interest credited to policyholders’ account balances	—	—	—	(8,650)	—
Included in other comprehensive income (loss)	—	—	(17)	—	—
Net investment income	53	—	—	—	—
Purchases	3,440	677,472	—	359,660	—
Sales	(168)	—	—	(279,842)	—
Issuances	—	—	—	—	(717,239)
Settlements	(249)	—	—	—	—
Transfers into Level 3 (2)	—	—	6,448	—	—
Transfers out of Level 3 (2)	(30)	—	(20,634)	—	—
Other (4)	—	—	—	—	—
Fair value, end of period	$7,033	$4,940,011	$5,000	$382,959	$(5,205,434)
Unrealized gains (losses) for assets/liabilities still held (3):
Included in earnings:
Realized investment gains (losses), net	$1,744	$(482,828)	$—	$—	$381,057
Asset management fees and other income	$(40)	$—	$—	$—	$—
Interest credited to policyholders’ account balances	$—	$—	$—	$(8,650)	$—

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

	Year Ended December 31, 2014(6)
	Fixed Maturities, Available-for-Sale
	U.S. Corporate Public	U.S. Corporate Private	Foreign Corporate Public	Foreign Corporate Private	Asset- Backed Securities (7)	Commercial Mortgage- Backed Securities	Trading Account Assets- Equity Securities	Equity Securities, Available-for-Sale
	(in thousands)
Fair value, beginning of period assets/(liabilities)	$3,196	$8,564	$—	$6,533	$80,934	$—	$2,731	$569
Total gains (losses) (realized/unrealized):
Included in earnings:
Realized investment gains (losses), net	2	798	—	592	142	—	—	—
Asset management fees and other income	—	—	—	—	—	—	1,424	—
Included in other comprehensive income (loss)	227	757	—	(1,129)	(348)	(2)	—	246
Net investment income	(4)	18	—	58	80	—	—	—
Purchases	62,816	17,832	—	9,423	89,866	28,077	2,760	—
Sales	(1,000)	(7,146)	—	(5,691)	—	—	—	(65)
Issuances	—	—	—	—	—	—	—	—
Settlements	(1,209)	(7,331)	—	(616)	(48,836)	—	(1,375)	—
Transfers into Level 3 (2)	538	2,231	—	—	32,813	—	—	—
Transfers out of Level 3 (2)	(3,474)	(1,184)	—	—	(54,434)	(28,075)	—	—
Other (4)	—		—	—	—	—	—	—
Fair value, end of period	$61,092	$14,539	$—	$9,170	$100,217	$—	$5,540	$750
Unrealized gains (losses) for assets still held (3):
Included in earnings:
Realized investment gains (losses), net	$—	$(101)	$—	$—	$—	$—	$—	$—
Asset management fees and other income	$—	$—	$—	$—	$—	$—	$1,426	$—

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

		Year Ended December 31, 2014
	Short-Term Investments	Other Long- term Investments	Reinsurance Recoverables	Receivables from Parent and Affiliates	Separate Account Assets (1)	Future Policy Benefits
		(in thousands)
Fair value, beginning of period assets/(liabilities)	$18	$1,168	$(376,868)	$4,121	$279,842	$348,399
Total gains (losses) (realized/unrealized):
Included in earnings:
Realized investment gains (losses), net	—	168	4,683,691	—	6,445	(4,690,021)
Asset management fees and other income	—	(34)	—	—	—	—
Interest credited to policyholders’ account balances	—	—	—	—	4,331	—
Included in other comprehensive income (loss)	—	—	—	(121)	—	—
Net investment income	—	—	—	—	—	—
Purchases	—	398	590,722	18,648	114,615	—
Sales	—	—	—	—	(102,309)	—
Issuances	—	—	—	—	—	(651,989)
Settlements	(18)	(12)	—	—	—	—
Transfers into Level 3 (2)	—	427	—	—	—	—
Transfers out of Level 3 (2)	—	—	—	1,985	—	—
Other (4) (5)	—	—	—	(5,430)	—	—
Fair value, end of period	$—	$2,115	$4,897,545	$19,203	$302,924	$(4,993,611)
Unrealized gains (losses) for assets/liabilities still held (3):
Included in earnings:
Realized investment gains (losses), net	$—	$168	$4,672,815	$—	$—	$(4,679,851)
Asset management fees and other income	$—	$(134)	$—	$—	$—	$—
Interest credited to policyholders’ account balances	$—	$—	$—	$—	$4,331	$—

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

	Year Ended December 31, 2013(6)
	Fixed Maturities, Available-for-Sale
	U.S. Corporate Public	U.S. Corporate Private	Foreign Corporate Public	Foreign Corporate Private	Asset- Backed Securities (7)	Commercial Mortgage- Backed Securities	Other Trading Account Assets- Equity Securities	Equity Securities, Available-for-Sale
	(in thousands)
Fair value, beginning of period assets/(liabilities)	$5,619	$20,825	$9	$10,528	$108,727	$—	$3,277	$1,489
Total gains (losses) (realized/unrealized):
Included in earnings:
Realized investment gains (losses), net	—	(2,243)	(16)	1,082	—	—	—	427
Asset management fees and other income	—	—	—	—	—	—	953	—
Included in other comprehensive income (loss)	253	(118)	14	(1,790)	(294)	(3)	—	71
Net investment income	(4)	18	29	47	257	—	—	—
Purchases	2,969	9,887	—	2,140	33,078	12,524	380	65
Sales	—	(2,329)	—	—	(1)	—	(1,499)	(1,483)
Issuances	—	—	—	—	—	—	—	—
Settlements	(4,700)	(12,236)	(36)	(5,474)	(23,098)	(3,434)	(380)	—
Transfers into Level 3 (2)	—	112	—	—	—	—	—	—
Transfers out of Level 3 (2)	(941)	(5,352)	—	—	(35,239)	(9,087)	—	—
Other (4)	—	—	—	—	(2,496)	—	—	—
Fair value, end of period	$3,196	$8,564	$—	$6,533	$80,934	$—	$2,731	$569
Unrealized gains (losses) for assets still held (3):
Included in earnings:
Realized investment gains (losses), net	$—	$(1,648)	$—	$—	$—	$—	$—	$—
Asset management fees and other income	$—	$—	$—	$—	$—	$—	$869	$—

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

		Year Ended December 31, 2013
	Short-Term Investments	Other Long- term Investments	Reinsurance Recoverables	Receivables from Parent and Affiliates	Separate Account Assets (1)	Future Policy Benefits	Other Liabilities
		(in thousands)
Fair value, beginning of period assets/(liabilities)	$—	$988	$—	$1,995	$248,255	$(1,417,891)	$1,287,157
Total gains (losses) (realized/unrealized):
Included in earnings:
Realized investment gains (losses), net	—	(232)	11,400	—	1,966	2,342,621	(2,210,096)
Asset management fees and other income	—	144	—	—	—	—	—
Interest credited to policyholders’ account balances	—	—	—	—	18,978	—	—
Included in other comprehensive income (loss)	—	—	—	(25)	—	—	—
Net investment income	—	—	—	—	—	—	—
Purchases	—	268	—	5,147	80,302	—	534,671
Sales	—	—	—	(3,495)	(69,659)	—	—
Issuances	—	—	—	—	—	(576,331)	—
Settlements	18	—	—	—	—	—	—
Transfers into Level 3 (2)	—	—	—	—	—	—	—
Transfers out of Level 3 (2)	—	—	—	(1,997)	—	—	—
Other (4) (5)	—	—	—	2,496	—	—	—
Fair value, end of period	$18	$1,168	$11,400	$4,121	$279,842	$348,399	$(388,268)
Unrealized gains (losses) for assets/liabilities still held (3):
Included in earnings:
Realized investment gains (losses), net	$—	$—	$11,400	$—	$—	$2,318,266	$(2,188,291)
Asset management fees and other income	$—	$122	$—	$—	$—	$—	$—
Interest credited to policyholders’ account balances	$—	$—	$—	$—	$18,978	$—	$—

(1)
Separate account assets represent segregated funds that are invested for certain customers. Investment risks associated with market value changes are borne by the customers, except to the extent of minimum guarantees made by the Company with respect to certain accounts. Separate account liabilities are not included in the above table as they are reported at contract value and not fair value in the Company’s Consolidated Statements of Financial Position.

(2)	Transfers into or out of Level 3 are generally reported as the value as of the beginning of the quarter in which the transfers occur for any such assets still held at the end of the quarter.

(3)	Unrealized gains or losses related to assets still held at the end of the period do not include amortization or accretion of premiums and discounts.

(4)	Other primarily represents reclassifications of certain assets between reporting categories.

(5)
Reinsurance of variable annuity living benefit features that were classified as “Other Liabilities” at December 31, 2013 were reclassified to “Reinsurance Recoverables” at December 31, 2014 as they were in a net asset position.

(6)	Prior period amounts are presented on a basis consistent with the current period presentation.

(7)	Includes credit-tranched securities collateralized by sub-prime mortgages, auto loans, credit cards, education loans and other asset types.
Transfers - Transfers into Level 3 are generally the result of unobservable inputs utilized within valuation methodologies and the use of indicative broker quotes for assets that were previously valued using observable inputs. Transfers out of Level 3 are generally due to the use of observable inputs in valuation methodologies as well as the availability of pricing service information for certain assets that the Company is able to validate.
Fair Value of Financial Instruments
The table below presents the carrying amount and fair value by fair value hierarchy level of certain financial instruments that are not reported at fair value. The financial instruments presented below are reported at carrying value on the Company’s Consolidated Statements of Financial Position; however, in some cases, as described below, the carrying amount equals or approximates fair value.

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

	December 31, 2015
	Fair Value				Carrying Amount (1)
	Level 1	Level 2	Level 3	Total	Total
	(in thousands)
Assets:
Commercial mortgage and other loans	$—	$8,540	$1,701,951	$1,710,491	$1,658,235
Policy loans	—	—	1,143,303	1,143,303	1,143,303
Other long term-investments	—	—	27,346	27,346	26,395
Cash and cash equivalents	19,297	156,064	—	175,361	175,361
Accrued investment income	—	100,031	—	100,031	100,031
Receivables from parent and affiliates	—	65,628	—	65,628	65,628
Other assets	—	6,162	—	6,162	6,162
Total assets	$19,297	$336,425	$2,872,600	$3,228,322	$3,175,115
Liabilities:
Policyholders’ account balances - investment contracts	$—	$947,853	$236,891	$1,184,744	$1,190,596
Cash collateral for loaned securities	—	40,416	—	40,416	40,416
Short-term debt to parent and affiliates	—	180,105	—	180,105	180,000
Long-term debt to parent and affiliates	—	1,227,110	—	1,227,110	1,204,000
Payables to parent and affiliates	—	72,791	—	72,791	72,791
Other liabilities	—	343,089	—	343,089	343,089
Total liabilities	$—	$2,811,364	$236,891	$3,048,255	$3,030,892

	December 31, 2014
	Fair Value				Carrying Amount (1)
	Level 1	Level 2	Level 3	Total	Total
	(in thousands)
Assets:
Commercial mortgage and other loans	$—	$8,486	$1,775,949	$1,784,435	$1,681,553
Policy loans	—	—	1,123,912	1,123,912	1,123,912
Other long-term investments	—	—	11,085	11,085	10,168
Cash and cash equivalents	53,476	93,633	—	147,109	147,109
Accrued investment income	—	90,506	—	90,506	90,506
Receivables from parent and affiliates	—	70,668	—	70,668	70,689
Other assets	—	24,126	—	24,126	24,126
Total assets	$53,476	$287,419	$2,910,946	$3,251,841	$3,148,063
Liabilities:
Policyholders’ account balances - investment contracts	$—	$929,694	$40,063	$969,757	$976,190
Cash collateral for loaned securities	—	65,418	—	65,418	65,418
Short-term debt to parent and affiliates	—	429,903	—	429,903	423,000
Long-term debt to parent and affiliates	—	1,321,501	—	1,321,501	1,288,000
Payables to parent and affiliates	—	53,027	—	53,027	53,027
Other liabilities	—	315,736	—	315,736	315,736
Total liabilities	$—	$3,115,279	$40,063	$3,155,342	$3,121,371

(1)
Carrying values presented herein differ from those in the Company’s Consolidated Statements of Financial Position because certain items within the respective financial statement captions are not considered financial instruments or out of scope under authoritative guidance relating to disclosures of the fair value of financial instruments. Financial statement captions excluded from the above table are not considered financial instruments.

The fair values presented above have been determined by using available market information and by applying market valuation methodologies, as described in more detail below.

Commercial Mortgage and Other Loans
The fair value of most commercial mortgage loans is based upon the present value of the expected future cash flows discounted at the appropriate U.S. Treasury rate or foreign government bond rate (for non-U.S. dollar-denominated loans) plus an appropriate credit spread for similar quality loans. The quality ratings for these loans, a primary determinant of the credit spreads and a significant component of the pricing process, are based on an internally-developed methodology.

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

Certain commercial mortgage loans are valued incorporating other factors, including the terms of the loans, the principal exit strategies for the loans, prevailing interest rates and credit risk. Other loan valuations are primarily based upon the present value of the expected future cash flows discounted at the appropriate local government bond rate and local market swap rates or credit default swap spreads, plus an appropriate credit spread and liquidity premium. The credit spread and liquidity premium are a significant component of the pricing inputs, and are based upon an internally-developed methodology, which takes into account, among other factors, the credit quality of the loans, the property type of the collateral, the weighted average coupon and the weighted average life of the loans.
Policy Loans
The Company's valuation technique for policy loans is to discount cash flows at the current policy loan coupon rate. Policy loans are fully collateralized by the cash surrender value of underlying insurance policies. As a result, the carrying value of the policy loans approximates the fair value.
Other Long-Term Investments
Other long-term investments include investments in joint ventures and limited partnerships. The estimated fair values of these cost method investments are generally based on the Company’s share of the net asset value (“NAV”) as provided in the financial statements of the investees. In certain circumstances, management may adjust the NAV by a premium or discount when it has sufficient evidence to support applying such adjustments. No such adjustments were made as of December 31, 2015 and 2014.
Cash and Cash Equivalents, Accrued Investment Income, Receivables from Parent and Affiliates and Other Assets
The Company believes that due to the short-term nature of certain assets, the carrying value approximates fair value. These assets include: cash and cash equivalents instruments, accrued investment income, and other assets that meet the definition of financial instruments, including receivables, such as unsettled trades and accounts receivable. Also included in receivables from parent and affiliates is an affiliated note whose fair value is determined in the same manner as the underlying debt described below under “Short-Term and Long-Term Debt”.
Policyholders’ Account Balances - Investment Contracts
Only the portion of policyholders’ account balances related to products that are investment contracts (those without significant mortality or morbidity risk) are reflected in the table above. For fixed deferred annuities fair values are generally derived using discounted projected cash flows based on interest rates that are representative of the Company’s financial strength ratings, and hence reflect the Company’s own NPR. For those balances that can be withdrawn by the customer at any time without prior notice or penalty, the fair value is the amount estimated to be payable to the customer as of the reporting date, which is generally the carrying value.
Securities Sold Under Agreements to Repurchase
The Company receives collateral for selling securities under agreements to repurchase, or pledges collateral under agreements to resell. Repurchase and resale agreements are also generally short-term in nature, and therefore, the carrying amounts of these instruments approximate fair value.
Cash Collateral for Loaned Securities
Cash collateral for loaned securities represents the collateral received or paid in connection with loaning or borrowing securities, similar to the securities sold under agreement to repurchase above. For these transactions, the carrying value of the related asset/liability approximates fair value as they equal the amount of cash collateral received or paid.
Short-Term and Long-Term Debt
The fair value of short-term and long-term debt is generally determined by either prices obtained from independent pricing services, which are validated by the Company, or discounted cash flow models. These fair values consider the Company’s own NPR. Discounted cash flow models predominately use market observable inputs such as the borrowing rates currently available to the Company for debt and financial instruments with similar terms and remaining maturities. For debt with a maturity of less than 90 days, the carrying value approximates fair value.

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

Other Liabilities and Payables to Parent and Affiliates
Other liabilities and payables to parent and affiliates are primarily payables, such as unsettled trades, drafts, escrow deposits and accrued expense payables. Due to the short term until settlement of most of these liabilities, the Company believes that carrying value approximates fair value.

10.	DERIVATIVE INSTRUMENTS
Types of Derivative Instruments and Derivative Strategies
Interest Rate Contracts
Interest rate swaps are used by the Company to reduce risks from changes in interest rates, manage interest rate exposures arising from mismatches between assets and liabilities (including duration mismatches) and to hedge against changes in the value of assets it owns or anticipates acquiring or selling. Swaps may be attributed to specific assets or liabilities or may be used on a portfolio basis. Under interest rate swaps, the Company agrees with counterparties to exchange, at specified intervals, the difference between fixed-rate and floating-rate interest amounts calculated by reference to an agreed upon notional principal amount.
Equity Contracts
Equity index options are contracts which will settle in cash based on differentials in the underlying indices at the time of exercise and the strike price. The Company uses combinations of purchases and sales of equity index options to hedge the effects of adverse changes in equity indices within a predetermined range.
Total return swaps are contracts whereby the Company agrees with counterparties to exchange, at specified intervals, the difference between the return on an asset (or market index) and LIBOR plus an associated funding spread based on a notional amount. The Company generally uses total return swaps to hedge the effect of adverse changes in equity indices.
Foreign Exchange Contracts
Currency derivatives, including currency swaps and forwards, are used by the Company to reduce risks from changes in currency exchange rates with respect to investments denominated in foreign currencies that the Company either holds or intends to acquire or sell.
Under currency forwards, the Company agrees with counterparties to deliver a specified amount of an identified currency at a specified future date. Typically, the price is agreed upon at the time of the contract and payment for such a contract is made at the specified future date. The Company executes forward sales of the hedged currency in exchange for U.S. dollars at a specified exchange rate. The maturities of these forwards correspond with the future periods in which the non-U.S. dollar-denominated earnings are expected to be generated. These earnings hedges do not qualify for hedge accounting.
Under currency swaps, the Company agrees with counterparties to exchange, at specified intervals, the difference between one currency and another at an exchange rate and calculated by reference to an agreed principal amount. Generally, the principal amount of each currency is exchanged at the beginning and termination of the currency swap by each party. These transactions are entered into pursuant to master agreements that provide for a single net payment to be made by one counterparty for payments made in the same currency at each due date.
Credit Contracts
Credit derivatives are used by the Company to enhance the return on the Company’s investment portfolio by creating credit exposure similar to an investment in public fixed maturity cash instruments. With credit derivatives the Company sells credit protection on a single name reference, or certain index reference, and in return receives a quarterly premium. With credit default derivatives, this premium or credit spread generally corresponds to the difference between the yield on the referenced name’s public fixed maturity cash instruments and swap rates at the time the agreement is executed. If there is an event of default by the referenced name, as defined by the agreement, then the Company is obligated to pay the counterparty the referenced amount of the contract and receive in return the referenced defaulted security or similar security or pay the referenced amount less the auction recovery rate. See credit derivatives section below for discussion of guarantees related to credit derivatives written. In addition to selling credit protection, the Company has purchased credit protection using credit derivatives in order to hedge specific credit exposures in the Company’s investment portfolio.

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

Embedded Derivatives
The Company sells variable annuity products, which may include guaranteed benefit features that are accounted for as embedded derivatives. The Company has reinsurance agreements to transfer the risk related to certain of these benefit features to an affiliate, Pruco Re. Some of the Company’s universal life products contain a no-lapse guarantee provision that is reinsured with an affiliate, UPARC, which contains an embedded derivative primarily related to the interest rate risk of the reinsurance contract. In addition, the Company has entered into a reinsurance agreement with Union Hamilton Reinsurance, Ltd., an external counterparty, which is also accounted for in the same manner as an embedded derivative. The embedded derivatives are carried at fair value. These embedded derivatives and reinsurance agreements are marked to market through “Realized investment gains (losses), net” based on the change in value of the underlying contractual guarantees, which are determined using valuation models, as described in Note 9.
The table below provides a summary of the gross notional amount and fair value of derivatives contracts by the primary underlying, excluding embedded derivatives and associated reinsurance recoverables which are recorded with the associated host. Many derivative instruments contain multiple underlyings. The fair value amounts below represent the gross fair value of derivative contracts prior to taking into account the netting effects of master netting agreements, cash collateral held with the same counterparty, and non-performance risk.

	December 31, 2015			December 31, 2014
		Gross Fair Value			Gross Fair Value
Primary Underlying	Notional	Assets	Liabilities	Notional	Assets	Liabilities
	(in thousands)
Derivatives Designated as Hedge Accounting Instruments:
Currency/Interest Rate
Currency Swaps	$529,128	$50,877	$(1,385)	$291,100	$14,733	$(3,008)
Total Qualifying Hedges	$529,128	$50,877	$(1,385)	$291,100	$14,733	$(3,008)
Derivatives Not Qualifying as Hedge Accounting Instruments:
Interest Rate
Interest Rate Swaps	$3,159,400	$203,313	$(8,605)	$3,184,400	$192,181	$(20,574)
Foreign Currency
Foreign Currency Forwards	3,722	39	(15)	1,025	40	—
Credit
Credit Default Swaps	7,275	268	(222)	12,275	150	(513)
Currency/Interest Rate
Foreign Currency Swaps	122,425	17,079	(71)	101,653	6,677	(712)
Equity
Total Return Swaps	542,294	411	(10,451)	577,054	2,405	(19,670)
Equity Options	25,345,369	28,668	(12,100)	39,735,182	26,932	(14,210)
Total Non-Qualifying Hedges	$29,180,485	$249,778	$(31,464)	$43,611,589	$228,385	$(55,679)
Total Derivatives (1)	$29,709,613	$300,655	$(32,849)	$43,902,689	$243,118	$(58,687)

(1)
Excludes embedded derivatives and associated reinsurance recoverables which contain multiple underlyings. The fair value of the embedded derivatives related to living benefit feature was a net liability of $5,205 million and $4,994 million as of December 31, 2015 and 2014, respectively, included in “Future policy benefits.” The fair value of the embedded derivatives related to the reinsurance of certain of these benefits to Pruco Re was an asset of $4,594 million and $4,522 million as of December 31, 2015 and 2014, respectively, included in “Reinsurance recoverables.” The fair value of the embedded derivative related to the no-lapse guarantee with UPARC was an asset of $340 million and $376 million as of December 31, 2015 and 2014, respectively, included in “Reinsurance recoverables.” The fair value of the reinsurance related to the living benefits guarantee with Union Hamilton Reinsurance, Ltd., an external counterparty, was an asset of $7 million as of December 31, 2015 included in "Reinsurance recoverables." See Note 12 for additional information on the affiliated reinsurance agreements in "Reinsurance with Affiliates."

Offsetting Assets and Liabilities
The following table presents recognized derivative instruments (excluding embedded derivatives and associated reinsurance recoverables), and repurchase and reverse repurchase agreements that are offset in the Consolidated Statements of Financial Position, and/or are subject to an enforceable master netting arrangement or similar agreement, irrespective of whether they are offset in the Consolidated Statements of Financial Position.

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

	December 31, 2015
	Gross Amounts of Recognized Financial Instruments	Gross Amounts Offset in the Consolidated Statement of Financial Position	Net Amounts Presented in the Consolidated Statement of Financial Position	Financial Instruments/ Collateral(1)	Net Amount
	(in thousands)
Offsetting of Financial Assets:
Derivatives(1)	$297,371	$(230,554)	$66,817	$(15,157)	$51,660
Securities purchased under agreement to resell	156,064	—	156,064	(156,064)	—
Total Assets	$453,435	$(230,554)	$222,881	$(171,221)	$51,660
Offsetting of Financial Liabilities:
Derivatives(1)	$32,849	$(32,849)	$—	$—	$—
Securities sold under agreement to repurchase	—	—	—	—	—
Total Liabilities	$32,849	$(32,849)	$—	$—	$—

	December 31, 2014
	Gross Amounts of Recognized Financial Instruments	Gross Amounts Offset in the Consolidated Statement of Financial Position	Net Amounts Presented in the Consolidated Statement of Financial Position	Financial Instruments/ Collateral(1)	Net Amount
	(in thousands)
Offsetting of Financial Assets:
Derivatives(1)	$242,523	$(215,066)	$27,457	$(7,194)	$20,263
Securities purchased under agreement to resell	93,633	—	93,633	(93,633)	—
Total Assets	$336,156	$(215,066)	$121,090	$(100,827)	$20,263
Offsetting of Financial Liabilities:
Derivatives(1)	$58,687	$(58,687)	$—	$—	$—
Securities sold under agreement to repurchase	—	—	—	—	—
Total Liabilities	$58,687	$(58,687)	$—	$—	$—

(1)	Amounts exclude the excess of collateral received/pledged from/to the counterparty.
For information regarding the rights of offset associated with the derivative assets and liabilities in the table above see “Credit Risk” below. For securities purchased under agreements to resell and securities sold under agreements to repurchase, the Company monitors the value of the securities and maintains collateral, as appropriate, to protect against credit exposure. Where the Company has entered into repurchase and resale agreements with the same counterparty, in the event of default, the Company would generally be permitted to exercise rights of offset. For additional information on the Company’s accounting policy for securities repurchase and resale agreements, see Note 2 to the Consolidated Financial Statements.
Cash Flow Hedges
The primary derivative instruments used by the Company in its cash flow hedge accounting relationships are currency swaps. These instruments are only designated for hedge accounting in instances where the appropriate criteria are met. The Company does not use futures, options, credit, equity or embedded derivatives in any of its cash flow hedge accounting relationships.

The following tables provide the financial statement classification and impact of derivatives used in qualifying and non-qualifying hedge relationships, excluding the offset of the hedged item in an effective hedge relationship:

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

	Year Ended December 31, 2015
	Realized Investment Gains (Losses)	Net Investment Income	Other Income	AOCI (1)
	(in thousands)
Derivatives Designated as Hedge Accounting Instruments:
Cash flow hedges
Currency/Interest Rate	$—	$3,297	$1,879	$36,686
Total qualifying hedges	—	3,297	1,879	36,686
Derivatives Not Qualifying as Hedge Accounting Instruments:
Interest Rate	77,158	—	—	—
Currency	211	—	—	—
Currency/Interest Rate	11,533	—	209	—
Credit	90	—	—	—
Equity	(35,276)	—	—	—
Embedded Derivatives	(274,008)	—	—	—
Total non-qualifying hedges	(220,292)	—	209	—
Total	$(220,292)	$3,297	$2,088	$36,686

	Year Ended December 31, 2014
	Realized Investment Gains (Losses)	Net Investment Income	Other Income	AOCI (1)
	(in thousands)
Derivatives Designated as Hedge Accounting Instruments:
Cash flow hedges
Currency/Interest Rate	$—	$1,027	$908	$16,286
Total qualifying hedges	—	1,027	908	16,286
Derivatives Not Qualifying as Hedge Accounting Instruments:
Interest Rate	350,946	—	—	—
Currency	86	—	—	—
Currency/Interest Rate	14,344	—	126	—
Credit	2	—	—	—
Equity	(65,424)	—	—	—
Embedded Derivatives	(209,398)	—	—	—
Total non-qualifying hedges	90,556	—	126	—
Total	$90,556	$1,027	$1,034	$16,286

	Year Ended December 31, 2013
	Realized Investment Gains (Losses)	Net Investment Income	Other Income	AOCI (1)
	(in thousands)
Derivatives Designated as Hedge Accounting Instruments:
Cash flow hedges
Currency/Interest Rate	$—	$1,029	$(794)	$(4,848)
Total qualifying hedges	—	1,029	(794)	(4,848)
Derivatives Not Qualifying as Hedge Accounting Instruments:
Interest Rate	(191,954)	—	—	—
Currency	51	—	—	—
Currency/Interest Rate	(3,450)	—	(17)	—
Credit	(1,106)	—	—	—
Equity	(130,714)	—	—	—
Embedded Derivatives	274,374	—	—	—
Total non-qualifying hedges	(52,799)	—	(17)	—
Total	$(52,799)	$1,029	$(811)	$(4,848)

(1)	Amounts deferred in AOCI.

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

For the years ended December 31, 2015, 2014 and 2013, the ineffective portion of derivatives accounted for using hedge accounting was not material to the Company’s results of operations. Also, there were no material amounts reclassified into earnings relating to instances in which the Company discontinued cash flow hedge accounting because the forecasted transaction did not occur by the anticipated date or within the additional time period permitted by the authoritative guidance for the accounting for derivatives and hedging.
Presented below is a rollforward of current period cash flow hedges in “Accumulated other comprehensive income (loss)” before taxes:

(in thousands)
Balance, December 31, 2012	$147
Net deferred gains (losses) on cash flow hedges from January 1 to December 31, 2013	(4,519)
Amount reclassified into current period earnings	(329)

Balance, December 31, 2013	(4,701)
Net deferred gains (losses) on cash flow hedges from January 1 to December 31, 2014	22,880
Amount reclassified into current period earnings	(6,594)

Balance, December 31, 2014	11,585
Net deferred gains (losses) on cash flow hedges from January 1 to December 31, 2015	40,972
Amount reclassified into current period earnings	(4,286)

Balance, December 31, 2015	$48,271

Using December 31, 2015 values, it is estimated that a pre-tax gain of approximately $5 million will be reclassified from AOCI to earnings during the subsequent twelve months ending December 31, 2016, offset by amounts pertaining to the hedged items. As of December 31, 2015 and 2014, the Company did not have any qualifying cash flow hedges of forecasted transactions other than those related to the variability of the payment or receipt of interest or foreign currency amounts on existing financial instruments. The maximum length of time for which these variable cash flows are hedged is 20 years. Income amounts deferred in AOCI as a result of cash flow hedges are included in “Net unrealized investment gains (losses)” within OCI in the Consolidated Statements of Operations and Comprehensive Income (Loss).
Credit Derivatives
The Company has no exposure from credit derivatives where it has written credit protection as of December 31, 2015 and 2014.
The Company has purchased credit protection using credit derivatives in order to hedge specific credit exposures in the Company’s investment portfolio. As of December 31, 2015 and 2014, the Company had $7 million and $12 million of outstanding notional amounts reported at fair value as an asset of less than $1 million and a liability of less than $1 million, respectively.
Credit Risk
The Company is exposed to credit-related losses in the event of non-performance by our counterparties to financial derivative transactions.
The Company has credit risk exposure to an affiliate, Prudential Global Funding LLC (“PGF”), related to its OTC derivative transactions. PGF manages credit risk with external counterparties by entering into derivative transactions with highly rated major international financial institutions and other creditworthy counterparties, and by obtaining collateral, such as cash and securities, when appropriate. Additionally, limits are set on single party credit exposures which are subject to periodic management review.
Under fair value measurements, the Company incorporates the market’s perception of its own and the counterparties’ non-performance risk in determining the fair value of the portion of its OTC derivative assets and liabilities that are uncollateralized. Credit spreads are applied to the derivative fair values on a net basis by counterparty. To reflect the Company’s own credit spread a proxy based on relevant debt spreads is applied to OTC derivative net liability positions. Similarly, the Company’s counterparties’ credit spread is applied to OTC derivative net asset positions.

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

11.	COMMITMENTS, CONTINGENT LIABILITIES AND LITIGATION AND REGULATORY MATTERS
Commitments
The Company has made commitments to fund commercial loans. As of December 31, 2015 and 2014, the outstanding balance on this commitment was $62 million and $37 million, respectively. The Company also made commitments to purchase or fund investments, mostly private fixed maturities. As of December 31, 2015 and 2014, $52 million and $68 million, respectively, of this commitment was outstanding.
Contingent Liabilities
On an ongoing basis, the Company’s internal supervisory and control functions review the quality of sales, marketing and other customer interface procedures and practices and may recommend modifications or enhancements. From time to time, this review process results in the discovery of product administration, servicing or other errors, including errors relating to the timing or amount of payments or contract values due to customers. In certain cases, if appropriate, the Company may offer customers remediation and may incur charges, including the costs of such remediation, administrative costs and regulatory fines.
The Company is subject to the laws and regulations of states and other jurisdictions concerning the identification, reporting and escheatment of unclaimed or abandoned funds, and is subject to audit and examination for compliance with these requirements. For additional discussion of these matters, see “Litigation and Regulatory Matters” below.
It is possible that the results of operations or the cash flows of the Company in a particular quarterly or annual period could be materially affected as a result of payments in connection with the matters discussed above or other matters depending, in part, upon the results of operations or cash flows for such period. Management believes, however, that ultimate payments in connection with these matters, after consideration of applicable reserves and rights to indemnification, should not have a material adverse effect on the Company’s financial position.
Litigation and Regulatory Matters
The Company is subject to legal and regulatory actions in the ordinary course of its business. Pending legal and regulatory actions include proceedings specific to the Company and proceedings generally applicable to business practices in the industry in which it operates. The Company is subject to class action lawsuits and other litigation involving a variety of issues and allegations involving sales practices, claims payments and procedures, premium charges, policy servicing and breach of fiduciary duty to customers. The Company is also subject to litigation arising out of its general business activities, such as its investments, contracts, leases and labor and employment relationships, including claims of discrimination and harassment, and could be exposed to claims or litigation concerning certain business or process patents. In addition, the Company, along with other participants in the businesses in which it engages, may be subject from time to time to investigations, examinations and inquiries, in some cases industry-wide, concerning issues or matters upon which such regulators have determined to focus. In some of the Company’s pending legal and regulatory actions, parties are seeking large and/or indeterminate amounts, including punitive or exemplary damages. The outcome of litigation or a regulatory matter, and the amount or range of potential loss at any particular time, is often inherently uncertain.
The Company establishes accruals for litigation and regulatory matters when it is probable that a loss has been incurred and the amount of that loss can be reasonably estimated. For litigation and regulatory matters where a loss may be reasonably possible, but not probable, or is probable but not reasonably estimable, no accrual is established, but the matter, if material, is disclosed, including matters discussed below. The Company estimates that as of December 31, 2015, the aggregate range of reasonably possible losses in excess of accruals established for those litigation and regulatory matters for which such an estimate currently can be made is less than $7.5 million. This estimate is not an indication of expected loss, if any, or the Company's maximum possible loss exposure on such matters. The Company reviews relevant information with respect to its litigation and regulatory matters on a quarterly and annual basis and updates its accruals, disclosures and estimates of reasonably possible loss based on such reviews.
Escheatment Litigation
State of West Virginia ex. Rel. John D. Perdue v. PRUCO Life Insurance Company
In October 2012, the State of West Virginia commenced a second action making the same allegations stated in the action against Prudential Insurance. In April 2013, the Company filed motions to dismiss the complaints in both of the West Virginia actions. In December 2013, the Court granted the Company’s motions and dismissed the complaints with prejudice. In January 2014, the State of West Virginia appealed the decisions. In June 2015, the West Virginia Supreme Court issued a decision: (i) reversing the trial court’s dismissal of the West Virginia Treasurer’s complaint alleging violations of West Virginia’s unclaimed property law; and (ii) remanding the case to the Circuit Court of Putnam County for proceedings consistent with its decision. In July 2015, a

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

petition for rehearing was filed with the West Virginia Supreme Court. In September 2015, the West Virginia Supreme Court of Appeals denied defendants’ rehearing petition. In November 2015, the Company filed its answers.
Escheatment Audit and Claims Settlement Practices Market Conduct Exam
In January 2012, a Global Resolution Agreement entered into by the Company and a third-party auditor became effective upon its acceptance by the unclaimed property departments of 20 states and jurisdictions. Under the terms of the Global Resolution Agreement, the third-party auditor acting on behalf of the signatory states will compare expanded matching criteria to the Social Security Master Death File (“SSMDF") to identify deceased insureds and contractholders where a valid claim has not been made. In February 2012, a Regulatory Settlement Agreement entered into by the Company to resolve a multi-state market conduct examination regarding its adherence to state claim settlement practices became effective upon its acceptance by the insurance departments of 20 states and jurisdictions. The Regulatory Settlement Agreement applies prospectively and requires the Company to adopt and implement additional procedures comparing its records to the SSMDF to identify unclaimed death benefits and prescribes procedures for identifying and locating beneficiaries once deaths are identified. Substantially all other jurisdictions that are not signatories to the Global Resolution Agreement or the Regulatory Settlement Agreement have entered into similar agreements with the Company.
The New York Attorney General has subpoenaed the Company, along with other companies, regarding its unclaimed property procedures and may ultimately seek remediation and other relief, including damages. Additionally, the New York Office of Unclaimed Funds is conducting an audit of the Company’s compliance with New York’s unclaimed property laws.
Securities Lending Matter
In February 2016, Prudential Financial self-reported to the SEC, and notified other regulators, that in some cases it failed to maximize securities lending income due to a long-standing restriction benefitting the Company and Prudential Financial that limited the availability of loanable securities for certain of the Company's separate account investments. The restriction has been removed and Prudential Financial intends to implement a remediation plan for the benefit of customers. Prudential Financial intends to fully cooperate with regulators in this matter.
Summary
The Company’s litigation and regulatory matters are subject to many uncertainties, and given their complexity and scope, their outcome cannot be predicted. It is possible that the Company’s results of operations or cash flows in a particular quarterly or annual period could be materially affected by an ultimate unfavorable resolution of pending litigation and regulatory matters depending, in part, upon the results of operations or cash flows for such period. In light of the unpredictability of the Company’s litigation and regulatory matters, it is also possible that in certain cases an ultimate unfavorable resolution of one or more pending litigation or regulatory matters could have a material adverse effect on the Company’s financial position. Management believes, however, that, based on information currently known to it, the ultimate outcome of all pending litigation and regulatory matters, after consideration of applicable reserves and rights to indemnification, is not likely to have a material adverse effect on the Company’s financial position.

12.	RELATED PARTY TRANSACTIONS
The Company has extensive transactions and relationships with Prudential Insurance and other affiliates. Although we seek to ensure that these transactions and relationships are fair and reasonable, it is possible that the terms of these transactions are not the same as those that would result from transactions among unrelated parties.
Expense Charges and Allocations
Many of the Company’s expenses are allocations or charges from Prudential Insurance or other affiliates. These expenses can be grouped into general and administrative expenses and agency distribution expenses.
The Company’s general and administrative expenses are charged to the Company using allocation methodologies based on business production processes. Management believes that the methodology is reasonable and reflects costs incurred by Prudential Insurance to process transactions on behalf of the Company. The Company operates under service and lease agreements whereby services of officers and employees, supplies, use of equipment and office space are provided by Prudential Insurance. The Company reviews its allocation methodology periodically which it may adjust accordingly. General and administrative expenses include allocations of stock compensation expenses related to a stock option program and a deferred compensation program issued by Prudential Financial. The expense charged to the Company for the stock option program was $1 million for each of the years ended

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

December 31, 2015, 2014 and 2013. The expense charged to the Company for the deferred compensation program was $7 million for each of the years ended December 31, 2015, 2014 and 2013.
The Company is charged for its share of employee benefits expenses. These expenses include costs for funded and non-funded contributory and non-contributory defined benefit pension plans. Some of these benefits are based on final group earnings and length of service while others are based on an account balance, which takes into consideration age, service and earnings during a career. The Company’s share of net expense for the pension plans was $22 million, $20 million and $22 million for the years ended December 31, 2015, 2014 and 2013, respectively.
Prudential Insurance sponsors voluntary savings plans for its employee’s 401(k) plans. The plans provide for salary reduction contributions by employees and matching contributions by the Company of up to 4% of annual salary. The Company’s expense for its share of the voluntary savings plan was $8 million, $9 million and $8 million for the years ended December 31, 2015, 2014 and 2013, respectively.
The Company is charged distribution expenses from Prudential Insurance’s agency network for both its domestic life and annuity products through a transfer pricing agreement, which is intended to reflect a market based pricing arrangement.
The Company pays commissions and certain other fees to Prudential Annuities Distributors, Incorporated (“PAD”) in consideration for PAD’s marketing and underwriting of the Company’s products. Commissions and fees are paid by PAD to broker-dealers who sell the Company’s products. Commissions and fees paid by the Company to PAD were $771 million, $862 million and $877 million for the years ended December 31, 2015, 2014 and 2013, respectively.
Corporate Owned Life Insurance
The Company has sold five Corporate Owned Life Insurance (“COLI”) policies to Prudential Insurance, and one to Prudential Financial. The cash surrender value included in separate accounts for these COLI policies was $2,873 million at December 31, 2015 and $2,812 million at December 31, 2014. Fees related to these COLI policies were $45 million, $45 million and $42 million for the years ended December 31, 2015, 2014 and 2013, respectively. The Company retains the majority of the mortality risk associated with these COLI policies. In October 2013, the Company increased the maximum amount of mortality risk on any life to $3.5 million for certain COLI policies.
Derivative Trades
In its ordinary course of business, the Company enters into OTC derivative contracts with an affiliate, PGF. For these OTC derivative contracts, PGF has a substantially equal and offsetting position with an external counterparty.
Reinsurance with Affiliates
The Company participates in reinsurance with its affiliates Prudential Life Insurance Company of Taiwan Inc. (“Prudential of Taiwan”), Prudential Arizona Reinsurance Captive Company (“PARCC”), UPARC, Pruco Re, Prudential Arizona Reinsurance Term Company (“PAR Term”), Prudential Arizona Reinsurance Universal Company (“PAR U”), Prudential Universal Reinsurance Company ("PURC"), and Prudential Term Reinsurance Company, (“Term Re”), and its parent company, Prudential Insurance, in order to provide risk diversification and additional capacity for future growth, limit the maximum net loss potential, manage the statutory capital for its individual life business, facilitate its capital market hedging program and align accounting methodology for the assets and liabilities of living benefit riders contained in annuities contracts. Life reinsurance is accomplished through various plans of reinsurance, primarily yearly renewable term and coinsurance. Reinsurance ceded arrangements do not discharge the Company as the primary insurer. Ceded balances would represent a liability of the Company in the event the reinsurers were unable to meet their obligations to the Company under the terms of the reinsurance agreements. The Company believes a material reinsurance liability resulting from such inability of reinsurers to meet their obligations is unlikely.
On January 2, 2013, the Company began to assume GUL business from Prudential Insurance in connection with the acquisition of The Hartford Life Business. The GUL business assumed from Prudential Insurance was subsequently retroceded to PAR U. Collectively, reinsurance of this GUL business does not have a material impact on the equity of the Company.
Reserves related to reinsured long duration contracts are accounted for using assumptions consistent with those used to account for the underlying contracts. Amounts recoverable from reinsurers, for long duration reinsurance arrangements, are estimated in a manner consistent with the claim liabilities and policy benefits associated with the reinsured policies. Reinsurance premiums ceded for universal life products are accounted for as a reduction of policy charges and fee income. Reinsurance premiums ceded for term insurance products are accounted for as a reduction of premiums.

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

Realized investment gains and losses include the impact of reinsurance agreements that are accounted for as embedded derivatives. Changes in the fair value of the embedded derivatives are recognized through “Realized investment gains (losses), net”. The Company has entered into reinsurance agreements to transfer the risk related to certain living benefit options on variable annuities to Pruco Re. The Company has also entered into an agreement with UPARC to reinsure a portion of the no-lapse guarantee provision on certain universal life products. These reinsurance agreements are derivatives and have been accounted for in the same manner as an embedded derivative. See Note 10 for additional information related to the accounting for embedded derivatives.
Reinsurance amounts included in the Company’s Consolidated Statements of Financial Position as of December 31, were as follows:

	December 31, 2015	December 31, 2014
	(in thousands)
Reinsurance recoverables	$22,546,361	$20,594,371
Policy loans	(75,697)	(69,501)
Deferred policy acquisition costs	(2,122,349)	(1,709,625)
Other assets	35,616	39,458
Policyholders’ account balances	5,020,230	4,827,071
Future policy benefits and other policyholder liabilities	2,380,215	2,193,735
Other liabilities	494,660	433,627

The reinsurance recoverables by counterparty are broken out below.

	December 31, 2015	December 31, 2014
	(in thousands)
UPARC	$376,660	$407,209
PAR U	9,797,733	9,147,870
PARCC	2,560,798	2,499,567
PAR Term	1,226,761	1,001,181
Prudential Insurance	226,926	188,466
Pruco Re	4,594,412	4,522,665
Prudential of Taiwan	1,169,664	1,157,881
PURC	2,251,692	1,564,913
Term Re	298,002	97,099
Unaffiliated	43,713	7,520
Total Reinsurance Recoverables	$22,546,361	$20,594,371

Reinsurance amounts, excluding investment gains (losses) on affiliated asset transfers, included in the Company’s Consolidated Statements of Operations and Comprehensive Income (Loss) for the years ended December 31, were as follows:

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

	2015	2014	2013
	(in thousands)
Premiums:
Direct	$1,519,992	$1,408,833	$1,319,390
Assumed	—	—	—
Ceded	(1,442,358)	(1,342,627)	(1,262,539)
Net premiums	77,634	66,206	56,851
Policy charges and fee income:
Direct	2,940,786	2,763,536	2,356,617
Assumed	434,560	477,921	294,689
Ceded	(1,215,918)	(1,166,605)	(770,381)
Net policy charges and fee income:	2,159,428	2,074,852	1,880,925
Net investment income
Direct	419,357	406,620	421,107
Assumed	1,394	1,362	1,288
Ceded	(4,164)	(3,964)	(3,384)
Net investment income	416,587	404,018	419,011
Other income:
Direct	44,223	49,891	51,268
Assumed & Ceded	11,292	7,936	(31,119)
Net other income	55,515	57,827	20,149
Interest credited to policyholders’ account balances:
Direct	477,667	459,982	118,714
Assumed	124,954	117,725	146,011
Ceded	(228,410)	(209,392)	(218,988)
Net interest credited to policyholders’ account balances	374,211	368,315	45,737
Policyholders’ benefits (including change in reserves):
Direct	2,034,123	1,824,994	1,504,351
Assumed	541,371	792,616	76,425
Ceded	(2,284,309)	(2,273,896)	(1,401,852)
Net policyholders’ benefits (including change in reserves)	291,185	343,714	178,924
Realized investment gains (losses), net:
Direct	571,702	(4,375,107)	2,045,435
Assumed	—	—	—
Ceded	(780,240)	4,489,174	(2,058,885)
Realized investment gains (losses), net	(208,538)	114,067	(13,450)
Net reinsurance expense allowances, net of capitalization and amortization	(208,494)	(266,048)	(143,100)

Substantially all reinsurance contracts are with affiliates as of December 31, 2015, 2014 and 2013. The gross and net amounts of life insurance face amount in force as of December 31, were as follows:

	2015	2014	2013
	(in thousands)
Direct gross life insurance face amount in force	$770,427,543	$709,800,479	$661,834,408
Assumed gross life insurance face amount in force	43,552,313	44,519,176	44,691,950
Reinsurance ceded	(752,647,594)	(694,659,804)	(650,340,432)
Net life insurance face amount in force	$61,332,262	$59,659,851	$56,185,926
UPARC
Through June 30, 2011, the Company, excluding its subsidiaries, reinsured its Universal Protector policies having no-lapse guarantees with UPARC, an affiliated company. UPARC reinsured an amount equal to 90% of the net amount at risk related to the first $1 million in face amount plus 100% of the net amount at risk related to the face amount in excess of $1 million as well as 100% of the risk of uncollectible policy charges and fees associated with the no-lapse guarantee provision of these policies.

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

Effective July 1, 2011, the agreement between the Company, excluding its subsidiaries, and UPARC to reinsure its Universal Protector policies having no-lapse guarantees was amended for policies with effective dates prior to January 1, 2011. Under the amended agreement, UPARC reinsures an amount equal to 27% of the net amount at risk related to the first $1 million in face amount plus 30% of the net amount at risk related to the face amount in excess of $1 million as well as 30% of the risk of uncollectible policy charges and fees associated with the no-lapse guarantee provision of these policies. During the first quarter of 2013, the agreement between the Company and UPARC was further amended to revise language relating to the consideration due to the Company.
Effective July 1, 2013, the agreement between the Company, excluding its subsidiaries, and UPARC to reinsure its Universal Protector policies having no-lapse guarantees was amended for policies with effective dates January 1, 2011 through December 31, 2012. Under the amended agreement, UPARC reinsures an amount equal to 27% of the net amount at risk related to the first $1 million in face amount plus 30% of the net amount at risk related to the face amount in excess of $1 million as well as 30% of the risk of uncollectible policy charges and fees associated with the no-lapse guarantee provision of these policies.
Effective January 1, 2014, the agreement between the Company, excluding its subsidiaries, and UPARC to reinsure its Universal Protector policies having no-lapse guarantees was amended for policies with effective dates on or after January 1, 2014. Under the amended agreement, UPARC will no longer reinsure Universal Protector policies having no-lapse guarantees.
Effective July 1, 2014, the agreement between the Company, excluding its subsidiaries, and UPARC to reinsure its Universal Protector policies having no-lapse guarantees was further amended for policies with effective dates January 1, 2013 through December 31, 2013. Under the amended agreement, UPARC reinsures an amount equal to 27% of the net amount at risk related to the first $1 million in face amount plus 30% of the net amount at risk related to the face amount in excess of $1 million as well as 30% of the risk of uncollectible policy charges and fees associated with the no-lapse guarantee provision of these policies.
PAR U
Effective July 1, 2011, the Company, excluding its subsidiaries, entered into an automatic coinsurance agreement with PAR U, an affiliated company, to reinsure an amount equal to 70% of all the risks associated with its Universal Protector policies having no lapse guarantees as well as its Universal Plus policies, with effective dates prior to January 1, 2011. During the first quarter of 2013, the agreement between the Company, excluding its subsidiaries, and PAR U was amended to revise language relating to the consideration due to PAR U.
Effective July 1, 2012, the Company’s wholly-owned subsidiary, PLNJ, entered into an automatic coinsurance agreement with PAR U, an affiliated company, to reinsure an amount equal to 95% of all the risks associated with its universal life policies. During the fourth quarter of 2012, the agreement between PLNJ and PAR U was amended to revise language relating to the consideration due to PAR U.
On January 2, 2013, the Company began to assume GUL business from Prudential Insurance in connection with the acquisition of The Hartford Life Business. The GUL business assumed from Prudential Insurance was subsequently retroceded to PAR U. Collectively, reinsurance of the GUL business does not have a material impact on the equity of the Company.
Effective July 1, 2013, the agreement between the Company, excluding its subsidiaries, and PAR U was amended for policies with effective dates from January 1, 2011 through December 31, 2012. Under the amended agreement, PAR U reinsures an amount equal to 70% of all the risks associated with its Universal Protector policies having no lapse guarantees as well as its Universal Plus policies, in addition to policies covered by the initial reinsurance agreement discussed above.
Effective October 1, 2013, the Company entered into an Assumption and Novation Agreement with PAR U and PURC, an affiliated company. Under this agreement, PAR U novates, assigns, and transfers to PURC all of its rights, title, interests, duties, obligations, and liabilities under the aforementioned amendment entered into on July 1, 2013. PURC will succeed PAR U and become the counterparty to the Company with respect to the novated business pursuant to the Novated Coinsurance Agreement (the “PURC Novated Coinsurance Agreement”). There is no financial impact to the Company as a result of this transaction.

PURC
The Company, excluding its subsidiaries, reinsures an amount equal to 70% of all the risks associated with its Universal Protector policies having no lapse guarantees as well as its Universal Plus policies, with effective dates from January 1, 2011 through December 31, 2012 with PURC pursuant to the PURC Novated Coinsurance Agreement (as defined in “PARU” above).
Effective January 1, 2014, the Company, excluding its subsidiaries, entered into an automatic coinsurance agreement with PURC to reinsure an amount equal to 95% of all the risks associated with its Universal Protector policies having no lapse guarantees, as well as its Universal Plus policies, with effective dates on or after January 1, 2014.

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

Effective July 1, 2014, the agreement between the Company, excluding its subsidiaries, and PURC was amended to reinsure policies with effective dates from January 1, 2013 through December 31, 2013. Under the amended agreement, PURC reinsures an amount equal to 70% of all the risks associated with the Company's Universal Protector policies having no lapse guarantees as well as its Universal Plus policies, in addition to policies initially covered by the PURC Novated Coinsurance Agreement.
PARCC
The Company reinsures 90% of the risks under its term life insurance policies, with effective dates prior to January 1, 2010 through an automatic coinsurance agreement with PARCC.
PAR Term
The Company reinsures 95% of the risks under its term life insurance policies, with effective dates January 1, 2010 through December 31, 2013, through an automatic coinsurance agreement with PAR Term.
Term Re
The Company reinsures 95% of the risks under its term life insurance policies, with effective dates on or after January 1, 2014 through an automatic coinsurance agreement with Term Re.
Prudential Insurance
The Company has a yearly renewable term reinsurance agreement with Prudential Insurance and reinsures the majority of all mortality risks not otherwise reinsured.
On January 2, 2013, the Company began to assume GUL business from Prudential Insurance in connection with the acquisition of The Hartford Life Business. The GUL business assumed from Prudential Insurance was subsequently retroceded to PAR U. Collectively, reinsurance of this GUL business does not have a material impact on the equity of the Company.
The Company has reinsured a group annuity contract with Prudential Insurance, in consideration for a single premium payment by the Company, providing reinsurance equal to 100% of all payments due under the contract.
Pruco Re
The Company uses reinsurance as part of its risk management and capital management strategies for certain of its optional living benefit features available under certain of its annuity products. Starting from 2005, the Company has entered into various automatic coinsurance agreements with Pruco Re, an affiliated company, to reinsure its living benefit features sold on certain of its annuities. In 2016, the Company expects to recapture these living benefit features, and begin managing all of the product risks associated with our variable annuities in Prudential Financial's statutory insurance entities.
Taiwan Branch Reinsurance Agreement
On January 31, 2001, the Company transferred all of its assets and liabilities associated with its Taiwan branch, including its Taiwan insurance book of business to Prudential of Taiwan, an affiliated company.
The mechanism used to transfer this block of business in Taiwan is referred to as a “full acquisition and assumption” transaction. Under this mechanism, the Company is jointly liable with Prudential of Taiwan for two years from the giving of notice to all obligees for all matured obligations and for two years after the maturity date of not-yet-matured obligations. Prudential of Taiwan is also contractually liable, under indemnification provisions of the transaction, for any liabilities that may be asserted against the Company.
The transfer of the insurance related assets and liabilities was accounted for as a long-duration coinsurance transaction under U.S. GAAP. Under this accounting treatment, the insurance related liabilities remain on the books of the Company and an offsetting reinsurance recoverable is established. These assets and liabilities are denominated in US dollars.

Affiliated Asset Administration Fee Income
The Company has a revenue sharing agreement with AST Investment Services, Inc. and Prudential Investments LLC whereby the Company receives fee income calculated on contractholder separate account balances invested in the Advanced Series Trust. Income received from AST Investment Services, Inc. and Prudential Investments LLC related to this agreement was $347 million,

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

$364 million and $311 million for the years ended December 31, 2015, 2014 and 2013, respectively. These revenues are recorded as “Asset administration fees” in the Consolidated Statements of Operations and Comprehensive Income (Loss).
The Company has a revenue sharing agreement with Prudential Investments LLC, whereby the Company receives fee income based on policyholders’ separate account balances invested in The Prudential Series Fund (“PSF”). Income received from Prudential Investments LLC related to this agreement was $13 million, $12 million and $11 million for the years ended December 31, 2015, 2014 and 2013, respectively. These revenues are recorded as “Asset administration fees” in the Consolidated Statements of Operations and Comprehensive Income (Loss).
Affiliated Investment Management Expenses
In accordance with an agreement with Prudential Investment Management, Inc. (“PIMI”, renamed PGIM, Inc. beginning January 1, 2016), the Company pays investment management expenses to PIMI who acts as investment manager to certain Company general account and separate account assets. Investment management expenses paid to PIMI related to this agreement were $17 million, $15 million and $15 million for the years ended December 31, 2015, 2014 and 2013, respectively. These expenses are recorded as “Net investment income” in the Consolidated Statements of Operations and Comprehensive Income (Loss).
Affiliated Asset Transfers
From time to time, the Company participates in affiliated asset trades with parent and sister companies. Book and market value differences for trades with a parent and sister are recognized within Additional paid-in capital (“APIC”) and Realized investment gain (loss), net, respectively. The table below shows affiliated asset trades for the years ended December 31, 2014 and 2015.

Affiliate	Date	Transaction	Security Type	Fair Value	Book Value	Additional Paid-in Capital, Net of Tax Increase/ (Decrease)	Realized Investment Gain/ (Loss)	Derivative Gain/ (Loss)
				(in millions)
Prudential Insurance	Mar-14	Purchase	Fixed Maturities	13	13	—	—	—
Prudential Financial	Sep-14	Transfer In	Fixed Maturities & Private Equity	81	77	3	—	—
Prudential Financial	Sep-14	Transfer Out	Fixed Maturities	142	136	(4)	—	—
PURC	Sep-14	Transfer Out	Fixed Maturities, Commercial Mortgages, & Private Equity	178	172	—	6	(8)
PALAC	Oct-14	Purchase	Fixed Maturities	10	9	—	(1)	—
Prudential Insurance	Dec-14	Purchase	Fixed Maturities, Commercial Mortgages, & Private Equity	122	102	(13)	—	—
PURC	Dec-14	Purchase	JV/LP Investment	3	3	—	—	—
Prudential Insurance	Mar-15	Purchase	Fixed Maturities & Trading Account Assets	92	74	(12)	—	—
Prudential Insurance	Jun-15	Purchase	Fixed Maturities	11	10	(1)	—	—

Debt Agreements
The Company is authorized to borrow funds up to $2.2 billion from affiliates to meet its capital and other funding needs.
The following table provides the breakout of the Company’s short-term and long-term debt with affiliates:

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

Affiliate	Date Issued	Amount of Notes - December 31, 2015	Amount of Notes - December 31, 2014	Interest Rate			Date of Maturity
		(in thousands)
Prudential Financial	6/20/2011	$—	$50,000			2.64%			6/21/2015
Prudential Financial	12/15/2011	11,000	11,000			3.61%			12/15/2016
Prudential Financial	12/16/2011	11,000	22,000	3.32%	-	3.61%	12/16/2015	-	12/16/2016
Prudential Insurance	12/20/2010	—	204,000			3.47%			12/21/2015
Washington Street Investment	6/20/2012	—	237,000	2.44%	-	3.02%	6/15/2015	-	6/15/2017
Washington Street Investment	12/17/2012	—	198,000	1.33%	-	1.87%	12/17/2015	-	12/17/2017
Washington Street Investment	12/17/2012	—	39,000	1.33%	-	1.87%	12/17/2015	-	12/17/2017
Prudential Financial	11/15/2013	9,000	9,000			2.24%			12/15/2018
Prudential Financial	11/15/2013	23,000	23,000			3.19%			12/15/2020
Prudential Insurance	12/6/2013	120,000	120,000			2.60%			12/15/2018
Prudential Insurance	12/6/2013	130,000	130,000			4.39%			12/15/2023
Prudential Insurance	12/6/2013	250,000	250,000			3.64%			12/15/2020
Prudential Insurance	9/25/2014	30,000	30,000			1.89%			6/20/2017
Prudential Insurance	9/25/2014	40,000	40,000			3.95%			6/20/2024
Prudential Insurance	9/25/2014	20,000	20,000			2.80%			6/20/2019
Prudential Insurance	9/25/2014	50,000	50,000			3.95%			6/20/2024
Prudential Insurance	9/25/2014	50,000	50,000			2.80%			6/20/2019
Prudential Insurance	9/25/2014	100,000	100,000			3.47%			6/20/2021
Prudential Insurance	9/25/2014	100,000	100,000			3.95%			6/20/2024
Prudential Financial	12/15/2014	5,000	5,000			2.57%			12/15/2019
Prudential Financial	12/15/2014	23,000	23,000			3.14%			12/15/2021
Prudential Financial	6/15/2015	66,000	—			3.52%			6/15/2022
Prudential Financial	6/15/2015	6,000	—			2.86%			6/15/2020
Prudential Financial	9/21/2015	158,000	—	1.09%	-	1.63%	6/15/2016	-	6/15/2017
Prudential Financial	9/21/2015	132,000	—	1.40%	-	1.93%	12/17/2016	-	12/17/2017
Prudential Financial	9/21/2015	26,000	—	1.40%	-	1.93%	12/17/2016	-	12/17/2017
Prudential Financial	12/16/2015	5,000	—			2.85%			12/16/2020
Prudential Financial	12/16/2015	1,000	—			2.85%			12/16/2020
Prudential Financial	12/16/2015	18,000	—			3.37%			12/16/2022
Total Loans Payable to Affiliates		$1,384,000	$1,711,000
The total interest expense to the Company related to loans payable to affiliates was $51.3 million, $52.3 million and $40.2 million for the years ended December 31, 2015, 2014 and 2013, respectively.
Contributed Capital and Dividends
In June and December of 2015 the Company paid dividends in the amounts of $230 million and $200 million, respectively, to Prudential Insurance. In July and December of 2014 the Company paid dividends in the amounts of $338 million and $410 million, respectively, to Prudential Insurance.

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

13.	QUARTERLY RESULTS OF OPERATIONS (UNAUDITED)
The unaudited quarterly results of operations for the years ended December 31, 2015 and 2014 are summarized in the table below:

	March 31	June 30	September 30	December 31
	(in thousands)
2015
Total revenues	$834,751	$601,723	$763,484	$662,989
Total benefits and expenses	737,175	365,588	919,188	336,103
Income (loss) from operations before income taxes	97,576	236,135	(155,704)	326,886
Net income (loss)	$84,230	$214,429	$(134,103)	$348,342
2014
Total revenues	$815,709	$782,985	$687,949	$807,454
Total benefits and expenses	469,135	483,283	512,624	702,879
Income (loss) from operations before income taxes	346,574	299,702	175,325	104,575
Net income (loss)	$279,170	$249,068	$172,179	$85,386
Subsequent to 2014, the Company identified and recorded additional out-of-period adjustments primarily related to the third and fourth quarter of 2014 of $20 million and $10 million, respectively, primarily reflecting a benefit from the release of reserves related to certain variable annuities products with optional living benefit guarantees.
Management has evaluated the impact of all out-of-period adjustments in 2014 and 2015, both individually and in the aggregate, and concluded that they are not material to the current quarter or to any previously reported quarterly or annual financial statements.

Report of Independent Registered Public Accounting Firm
To the Board of Directors and Stockholder of
Pruco Life Insurance Company:
In our opinion, the accompanying consolidated statements of financial position and the related consolidated statements of operations and comprehensive income, of stockholder's equity and of cash flows present fairly, in all material respects, the financial position of Pruco Life Insurance Company (a wholly-owned subsidiary of The Prudential Insurance Company of America) and its subsidiaries at December 31, 2015 and December 31, 2014, and the results of their operations and their cash flows for each of the three years in the period ended December 31, 2015 in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
As described in Note 12 of the Consolidated Financial Statements, the Company has entered into extensive transactions with affiliated entities.
/s/ PRICEWATERHOUSECOOPERS LLP
New York, New York
March 10, 2016

PART C

OTHER INFORMATION

ITEM 24. FINANCIAL STATEMENTS AND EXHIBITS:

(a) Financial Statements

(1) Financial Statements of the Sub-accounts of Pruco Life Flexible Premium Variable Annuity Account (Registrant) consisting of the Statement of Net Assets as of December 31, 2015; the Statement of Operations for the period ended December 31, 2015; the Statement of Changes in Net Assets for the periods ended December 31, 2015 and December 31, 2014, and the Notes relating thereto appear at the end of the Statement of Additional Information (Part B of the Registration Statement).

(2) Consolidated Financial Statements of Pruco Life Insurance Company (Depositor) and its subsidiaries consisting of the Consolidated Statements of Financial Position as of December 31, 2015 and 2014; and the related Consolidated Statements of Operations, Changes in Stockholder’s Equity and Cash Flows for the years ended December 31, 2015, 2014, and 2013; and the Notes to the Consolidated Financial Statements appear at the end of the Statement of Additional Information (Part B of the Registration Statement).

(b) Exhibits:

(1) Resolution of the Board of Directors of Pruco Life Insurance Company establishing the Pruco Life Flexible Premium Variable Annuity Account. (Note 2)

(2) Agreements for custody of securities and similar investments—Not Applicable.

(3) (a) Distribution and Principal Underwriting Agreement by and among Pruco Life Insurance Company (Depositor) and Prudential Annuities Distributors, Inc. "PAD" (Underwriter). (Note 3)

(b) (1) Specimen Affiliated Insurer Amendment to Selling Agreement (Note 6)

(b) (2) List of Broker Dealers selling under original Selling Agreement. (Note 8)

(b) (3) List of Broker Dealers that executed Amendment to Selling Agreement. (Note 8)

(4) (a) Form of certificate issued under annuity contract P-O/IND (5/11). (Note 10)

(4) (b) Form of Highest Daily Lifetime Income Benefit v2.1 rider P-RID-HD(2-13) (includes schedule pages P-SCH-HD(2-13). (Note 11)

(4) (c) Form of Individual Retirement Annuity Endorsement P-END-IRA (02/10). (Note 9)

(4) (d) Form of Roth Individual Retirement Annuity Endorsement P-END-ROTH (02/10). (Note 9)

(4) (e) Form of Beneficiary Individual Retirement Annuity Endorsement P-END-IRABEN (02/10). (Note 9)

(4) (f) Form of Beneficiary Roth Individual Retirement Annuity Endorsement P-END-ROTHBEN (02/10). (Note 9)

(4) (g) Amendatory tax Endorsement. (Note 12)

(4) (i) Form of Highest Daily Lifetime Income v3.0 Benefit Rider P-RID-HD(2/14) (Note 13)

(4) (j) Form of Highest Daily Lifetime Income v3.0 Benefit Schedule Supplement P-SCH-HD(2/14) (Note 13)

(5) (a) Form of Application for the Contract ORD203732 Rev (2/13) (Note 11)

(5) (b) Form of Application for the Contract ORD203732 Rev (2/14) (Note 13)

(6) (a) Articles of Incorporation of Pruco Life Insurance Company, as amended through October 19, 1993. (Note 4)

(6)(b) By-laws of Pruco Life Insurance Company, as amended through May 6, 1997. (Note 5)

(7) Copy of Annuity Reinsurance Agreement--(Not Applicable).

(8) Other material contracts performed in whole or in part after the date the registration statement is filed:

(8) (a) Copy of AST Fund Participation Agreement. (Note 6)

(8) (b) Shareholder Information Agreement (Sample Rule 22c-2). (Note 7)

(8) (c) Amendment to Fund Participation Agreement. (Note 12)

(9) Opinion of Counsel. (Note 11)

(10) Written Consent of Independent Registered Public Accounting Firm. (Note 1)

(11) All financial statements omitted from Item 23, Financial Statements—Not Applicable.

(12) Agreements in consideration for providing initial capital between or among Registrant, Depositor, Underwriter, or initial Contract owners--Not Applicable.

(13) (a) Power of Attorney: Lori D. Fouchè (Note 1)

(13) (b) Power of Attorney: Kent D. Sluyter (Note 1)

(13) (c) Yanela C. Frias (Note 1)

(13) (d) Power of Attorney for John Chieffo (Note 1)

(13) (e) Power of Attorney: Bernard J. Jacob (Note 1)

(13) (f) Power of Attorney: Richard F. Lambert (Note 1)

(13) (g) Power of Attorney: Kenneth Y. Tanji (Note 1)

(Note 1) Filed herewith.

(Note 2) Incorporated by reference to Form N-4, Registration No. 033-61125, filed July 19, 1995 on behalf of the Pruco Life Flexible Premium Variable Annuity Account.

(Note 3) Incorporated by reference to Post-Effective Amendment No. 9, Form N-4, Registration No. 333-130989, filed December 18, 2007 on behalf of Pruco Life Flexible Premium Variable Annuity Account.

(Note 4) Incorporated by reference to Form N-4, Registration No. 333-06701, filed June 24, 1996 on behalf of the Pruco Life Flexible Premium Variable Annuity Account.

(Note 5) Incorporated by reference to Form 10-Q, as filed August 15, 1997, on behalf of Pruco Life Insurance Company.

(Note 6) Incorporated by reference to Pre-Effective Amendment No. 1 to Registration No. 333-162673, filed February 3, 2010 on behalf of Pruco Life Flexible Premium Variable Annuity Account.

(Note 7) Incorporated by reference to Post-Effective Amendment No. 3 to Registration No. 333-130989, filed April 19, 2007 on behalf of Pruco Life Flexible Premium Variable Annuity Account.

(Note 8) Incorporated by reference to Post-Effective Amendment No. 1 to Registration No. 333-162673, filed April 16, 2010 on behalf of Pruco Life Flexible Premium Variable Annuity Account.

(Note 9) Incorporated by reference to Form N-4, Registration No. 333-162673, as filed October 26, 2009 on behalf of the Pruco Life Flexible Premium Variable Annuity Account.

(Note 10) Incorporated by reference to Pre-Effective Amendment No. 1 to Registration No. 333-170466, filed April 1, 2011 on behalf of Pruco Life Flexible Premium Variable Annuity Account.

(Note 11) Incorporated by reference to Pre-Effective Amendment No. 1 to Registration Statement No. 333-184890, filed January 23, 2013, on behalf of Pruco Life Flexible Premium Variable Annuity Account.

(Note 12) Incorporated by reference to Post-Effective Amendment No. 1 to Registration Statement No. 333-184890, filed April 12, 2013, on behalf of Pruco Life Flexible Premium Variable Annuity Account.

(Note 13) Incorporated by reference to Post-Effective Amendment No. 3 to Registration Statement No. 333-184890, filed December 9, 2013, on behalf of Pruco Life Flexible Premium Variable Annuity Account.

ITEM 25. DIRECTORS AND OFFICERS OF THE DEPOSITOR (ENGAGED DIRECTLY OR INDIRECTLY, IN REGISTRANT’S VARIABLE ANNUITY BUSINESS:

NAME AND PRINCIPAL BUSINESS ADDRESS	POSITION AND OFFICES WITH DEPOSITOR

Lori D. Fouché One Corporate Drive Shelton, Connecticut 06484-6208	President, Chief Executive Officer, and Director
Yanela C. Frias 213 Washington Street Newark, New Jersey 07102-2917	Vice President, Director, Chief Accounting Officer, and Chief Financial Officer
John Chieffo 213 Washington Street Newark, New Jersey 07102-2917	Vice President and Director
Lynn K. Stone One Corporate Drive Shelton, Connecticut 06484-6208	Vice President, Chief Legal Officer, and Secretary
Theresa M. Dziedzic 751 Broad Street Newark, New Jersey 07102-3714	Senior Vice President, Chief Actuary, and Appointed Actuary
Bernard J. Jacob 751 Broad Street Newark, New Jersey 07102-3714	Director
Richard F. Lambert 751 Broad Street Newark, New Jersey 07102-3714	Director
James M. O’Connor 751 Broad Street Newark, New Jersey 07102-3714	Senior Vice President and Actuary
Kent D. Sluyter 213 Washington Street Newark, New Jersey 07102-2917	Senior Vice President and Director
Kenneth Y. Tanji 751 Broad Street Newark, New Jersey 07102-3714	Director and Treasurer

ITEM 26. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE DEPOSITOR OR

REGISTRANT:

The Registrant separate account may be deemed to be under common control (or where indicated, identical to) the following separate accounts that are sponsored either by the depositor or an insurer that is an affiliate of the depositor: The Prudential Discovery Premier Group Variable Contract Account, The Prudential Variable Appreciable Account, The Prudential Individual Variable Contract Account, The Prudential Variable Contract Account GI-2, The Prudential Qualified Individual Variable Contract Account, The Prudential Variable Contract Account-24, The Prudential Discovery Select Group Variable AnnuityContract Account (separate accounts of Prudential); the Pruco Life Flexible Premium Variable Annuity Account; the Pruco Life PRUvider Variable Appreciable Account; the Pruco Life Variable Universal Account, the Pruco Life Variable Insurance Account, the Pruco Life Variable Appreciable Account, the Pruco Life Single Premium Variable Life Account, the Pruco Life Single Premium Variable Annuity Account (separate accounts of Pruco Life Insurance Company ("Pruco Life"); the Pruco Life of New Jersey Flexible Premium Variable Annuity Account; the Pruco Life of New Jersey Variable Insurance Account, the Pruco Life of New Jersey Variable Appreciable Account, the Pruco Life of New Jersey Single Premium Variable Life Account, and the Pruco Life of New Jersey Single Premium Variable Annuity Account (separate accounts of Pruco Life Insurance Company of New Jersey ("Pruco Life of New Jersey"). Pruco Life, a life insurance company organized under the laws of Arizona, is a direct wholly-owned subsidiary of The Prudential Insurance Company of America and an indirect wholly-owned subsidiary of Prudential Financial, Inc. Pruco Life of New Jersey, a life insurance company organized under the laws of New Jersey, is a direct wholly-owned subsidiary of Pruco Life, and an indirect wholly-owned subsidiary of Prudential Financial, Inc.

The subsidiaries of Prudential Financial Inc. ("PFI") are listed under Exhibit 21.1 of the Annual Report on Form 10-K of PFI (Registration No. 001-16707), filed on February 19, 2016, the text of which is hereby incorporated by reference. In addition to those subsidiaries, Prudential holds all of the voting securities of Prudential's Gibraltar Fund, Inc., a Maryland corporation, in three of its separate accounts. Prudential's Gibraltar Fund, Inc. is registered as an open-end, diversified, management investment company under the Investment Company Act of 1940 (the "Act"). The separate accounts listed above are registered as unit investment trusts under the Act. Registrant may also be deemed to be under common control with The Prudential Variable Contract Account-2, The Prudential Variable Contract Account-10, and The Prudential Variable Account Contract Account-11, (separate accounts of The Prudential Insurance Company of America which are registered as open-end, diversified management investment companies).

ITEM 27. NUMBER OF CONTRACT OWNERS: As of January 31, 2016, there were 23,368 Qualified contract owners and 12,112 Non-Qualified contract owners.

ITEM 28. INDEMNIFICATION:

The Registrant, in conjunction with certain of its affiliates, maintains insurance on behalf of any person who is or was a trustee, director, officer, employee, or agent of the Registrant, or who is or was serving at the request of the Registrant as a trustee, director, officer, employee or agent of such other affiliated trust or corporation, against any liability asserted against and incurred by him or her arising out of his or her position with such trust or corporation.

Arizona, the state of organization of Pruco Life Insurance Company ("Pruco"), permits entities organized under its jurisdiction to indemnify directors and officers with certain limitations. The relevant provisions of Arizona law permitting indemnification can be found in Section 10-850 et. seq. of the Arizona Statutes Annotated. The text of Pruco's By-law, Article VIII, which relates to indemnification of officers and directors, is incorporated by reference to Exhibit 3(ii) to its form 10-Q filed August 15, 1997.

Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended (the "Securities Act") may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

ITEM 29. PRINCIPAL UNDERWRITERS:

(a) Prudential Annuities Distributors, Inc. (PAD)

PAD serves as principal underwriter for variable annuities issued by each of Pruco Life Insurance Company, Pruco Life Insurance Company of New Jersey, and Prudential Annuities Life Assurance Corporation. Each of those insurers is part of Prudential Annuities, a business unit of Prudential Financial, that primarily issues individual variable annuity contracts. The separate accounts of those insurance companies, through which the bulk of the variable annuities are issued, are the Pruco Life Flexible Premium Variable Annuity Account, the Pruco Life of New Jersey Flexible Premium Variable Annuity Account, and Prudential Annuities Life Assurance Corporation Variable Account B.

(b) Information concerning the directors and officers of PAD is set forth below:

NAME	POSITIONS AND OFFICES WITH UNDERWRITER

Rodney R. Allain One Corporate Drive Shelton, Connecticut 06484-6208	President & CEO and Director
Rodney Branch One Corporate Drive Shelton, Connecticut 06484-6208	Senior Vice President and Director
Wayne Chopus	Senior Vice President and Director

One Corporate Drive Shelton, Connecticut 06484-6208
Yanela C. Frias 213 Washington Street Newark, New Jersey 07102-2917	Senior Vice President and Director
Steven P. Marenakos One Corporate Drive Shelton, Connecticut 06484-6208	Senior Vice President and Director
Timothy S. Cronin One Corporate Drive Shelton, Connecticut 06484-6208	Senior Vice President
Christopher J. Hagan 2101 Welsh Road Dresher, Pennsylvania 19025-5000	Chief Operating Officer and Vice President
Richard J. Hoffman 213 Washington Street Newark, New Jersey 07102-2917	Vice President, Secretary and Chief Legal Officer
Elizabeth Marin 751 Broad Street Newark, New Jersey 07102-3714	Treasurer
Steven Weinreb Three Gateway Center Newark, New Jersey 07102-4061	Chief Financial Officer and Controller
Michael B. McCauley One Corporate Drive Shelton, Connecticut 06484-6208	Vice President and Chief Compliance Officer
Andrew A. Morawiec One Corporate Drive Shelton, Connecticut 06484-6208	Vice President
William D. Wilcox 280 Trumbull Street Hartford, Connecticut 06103-3509	Vice President
Richard W. Kinville 751 Broad Street Newark, New Jersey 07102-3714	AML Officer

ITEM 29. PRINCIPAL UNDERWRITERS:

(c) Commissions received by PAD during 2015 with respect to all individual annuities issued by Pruco Life.

NAME OF PRINCIPAL UNDERWRITER	NET UNDERWRITING DISCOUNTS AND COMMISSIONS	COMPENSATION ON REDEMPTION	BROKERAGE COMMISSIONS	COMPENSATION
Prudential Annuities Distributors, Inc.*	$697,921,302.44	$-0-	$-0-	$-0-

* PAD did not retain any of these commissions.

ITEM 30. LOCATION OF ACCOUNTS AND RECORDS

All accounts, books or other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the rules promulgated thereunder are maintained by the Registrant through The Prudential Insurance Company of America, at its offices in Shelton, Connecticut and Fort Washington, Pennsylvania.

ITEM 31. MANAGEMENT SERVICES

Summary of any contract not discussed in Part A and Part B of the registration statement under which management-related services are provided to the Registrant—Not applicable.

ITEM 32. UNDERTAKINGS

(a) Registrant undertakes to file a post-effective amendment to this Registrant Statement as frequently as is necessary to ensure that the audited financial statements in the Registration Statement are never more than 16 months old for so long as payments under the variable annuity contracts may be accepted.

(b) Registrant undertakes to include either (1) as part of any application to purchase a contract offered by the prospectus, a space that an applicant can check to request a statement of additional information, or (2) a postcard or similar written communication affixed to or included in the prospectus that the applicant can remove to send for a statement of additional information.

(c) Registrant undertakes to deliver any statement of additional information and any financial statements required to be made available under this Form promptly upon written or oral request.

(d) Restrictions on withdrawal under Section 403(b) Contracts are imposed in reliance upon, and in compliance with, a no-action letter issued by the Chief of the Office of Insurance Products and Legal Compliance of the U.S. Securities and Exchange Commission to the American Council of Life Insurance on November 28, 1988.

(e) Pruco Life hereby represents that the fees and charges deducted under the contracts described in this Registration Statement are in the aggregate reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by Pruco Life.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets the requirements of Securities Act Rule 485(b) for effectiveness of this Registration Statement, and has duly caused this post-effective amendment to be signed on its behalf in the City of Newark and the State of New Jersey on this 8th day of April, 2016.

PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

REGISTRANT

BY: PRUCO LIFE INSURANCE COMPANY

DEPOSITOR

/s/ Lori D. Fouché*

-------------------------------

Lori D. Fouché

President and Chief Executive Officer

PRUCO LIFE INSURANCE COMPANY

DEPOSITOR

By: /s/ Lori D. Fouché*

------------------------------

Lori D. Fouché

President and Chief Executive Officer

SIGNATURES

As required by the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the date indicated.

SIGNATURE	TITLE	DATE
/s/ Lori D. Fouché* Lori D. Fouché	Director, President and Chief Executive Officer	April 8, 2016
Yanela C. Frias* Yanela C. Frias	Chief Financial Officer, Chief Accounting Officer, Vice President and Director (Principal Accounting Officer)	April 8, 2016
John Chieffo* John Chieffo	Director	April 8, 2016
Kenneth Y. Tanji* Kenneth Y. Tanji	Director	April 8, 2016
Bernard J. Jacob* Bernard J. Jacob	Director	April 8, 2016
Richard F. Lambert* Richard F. Lambert	Director	April 8, 2016
Kent D. Sluyter* Kent D. Sluyter	Director	April 8, 2016

By: /s/ William J. Evers

------------------------------

William J. Evers

* Executed by William J. Evers on behalf of those indicated pursuant to Power of Attorney.

EXHIBITS

(10) Written Consent of Independent Registered Public Accounting Firm.

(13) (a) Power of Attorney: Lori D. Fouchè

(13) (b) Power of Attorney: Kent D. Sluyter

(13) (c) Yanela C. Frias

(13) (d) Power of Attorney for John Chieffo

(13) (e) Power of Attorney: Bernard J. Jacob

(13) (f) Power of Attorney: Richard F. Lambert

(13) (g) Power of Attorney: Kenneth Y. Tanji